   Filed with the Securities and Exchange Commission on April 21, 2011
        Registration No. 333-08853 Investment Company Act No. 811-5438
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                             Post-Effective No. 51

                                      and

                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 187

                               -----------------

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                          (Exact Name of Registrant)

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                              (Name of Depositor)

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
             (Address of Depositor's Principal Executive Offices)

                                (203) 926-1888
                        (Depositor's Telephone Number)

                               -----------------

                    JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                               -----------------

                                   Copy To:

                         C. CHRISTOPHER SPRAGUE, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
        One Corporate Drive, Shelton, Connecticut 06484 (203) 402-1233

Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[ ]immediately upon filing pursuant to paragraph (b) of Rule 485

[X]on May 1, 2011 pursuant to paragraph (b) of Rule 485

[ ]60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ]on______ pursuant to paragraph (a)(i) of Rule 485

[ ]75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ]on______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 ADVANCED SERIES
 ADVISORS CHOICE(R) 2000
 (MARKETED BY SOME FIRMS AS "ADVISORS SELECT 2000")

 FLEXIBLE PREMIUM DEFERRED ANNUITY

 PROSPECTUS: MAY 1, 2011

 This Prospectus describes Advisors Choice(R) 2000, a flexible premium deferred annuity (the "Annuity") issued by Prudential Annuities Life Assurance Corporation ("Prudential Annuities"(R), "we", "our" or "us"). This Annuity is no longer offered for new sales. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. THE ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix I. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 Prudential Annuities offers several different annuities which your Financial Professional may be authorized to offer to you. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. Firms through which the Annuity is sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. The different features and benefits include variations in death benefit protection and the ability to access your Annuity's Account Value and the charges that you will be subject to if you choose to surrender the annuity, make withdrawals, or transfer all or a portion of Account Value among available investment options. The fees and charges you pay and compensation paid to your Financial Professional may also be different between each annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you.


 THE SUB-ACCOUNTS

 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B, invests in an underlying mutual fund portfolio. Prudential Annuities Life Assurance Corporation Variable Account B is a separate account of Prudential Annuities, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of the following underlying mutual funds are being offered: AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Advanced Series Trust, First Defined Portfolio Fund, LLC, Nationwide Variable Insurance Trust, ProFunds VP, The Prudential Series Fund, Security Global Investors, Franklin Templeton Variable Insurance Products Trust and Wells Fargo Variable Trust. See the following page for a complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS

 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.


 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this Prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.


 THIS ANNUITY IS NOT A DEPOSIT OR OBLIGATION OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THIS ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ADVANCED SERIES ADVISORS CHOICE(R) 2000 IS A SERVICE MARK OR REGISTERED TRADEMARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND IS USED UNDER LICENSE BY ITS AFFILIATES.
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-888-PRU-2888


               Prospectus Dated:         Statement of Additional
               May 1, 2011                    Information Dated:
               CH2PROS                    May 1, 2011 CHOICE2000



  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS


 Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2022)


 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Advanced Strategies


   AST AllianceBernstein Core Value


   AST American Century Income & Growth
   AST Balanced Asset Allocation

   AST BlackRock Global Strategies
   AST BlackRock Value

   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2017
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021

   AST Bond Portfolio 2022

   AST Capital Growth Asset Allocation
   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation
   AST Cohen & Steers Realty
   AST Federated Aggressive Growth
   AST FI Pyramis(R) Asset Allocation
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target
   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth

   AST Goldman Sachs Large-Cap Value

   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond

   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value

   AST JPMorgan International Equity
   AST J.P. Morgan Strategic Opportunities


   AST Large-Cap Value

   AST Lord Abbett Core Fixed Income

   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value


   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST QMA US Equity Alpha

   AST Quantitative Modeling

   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST Wellington Management Hedged Equity

   AST Western Asset Core Plus Bond

 AIM VARIABLE INSURANCE FUNDS

   (Invesco Variable Insurance Funds)
   Invesco V.I. Capital Development Fund -- Series I shares
   Invesco V.I. Dividend Growth Fund -- Series I shares
   Invesco V.I. Global Health Care Fund -- Series I shares
   Invesco V.I. Technology Fund -- Series I shares


 FIRST DEFINED PORTFOLIO FUND, LLC
   First Trust Target Focus Four
   Global Dividend Target 15
   NASDAQ(R) Target 15
   S&P(R) Target 24
   Target Managed VIP
   The Dow(R) DART 10
   The Dow(R) Target Dividend
   Value Line(R) Target 25

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Templeton VIP Founding Funds Allocation Fund

 NATIONWIDE VARIABLE INSURANCE TRUST
   NVIT Developing Markets Fund

 PROFUNDS VP
   Access VP High Yield
   Asia 30
   Banks
   Basic Materials
   Bear
   Biotechnology
   Bull
   Consumer Goods
   Consumer Services
   Europe 30
   Financials
   Health Care
   Industrials
   Internet
   Japan
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Oil & Gas
   NASDAQ-100
   Pharmaceuticals
   Precious Metals
   Real Estate
   Rising Rates Opportunity
   Semiconductor
   Short Mid-Cap
   Short NASDAQ-100
   Short Small-Cap
   Small-Cap Growth
   Small-Cap Value
   Technology
   Telecommunications
   U.S. Government Plus
   UltraBull
   UltraMid-Cap
   UltraNASDAQ-100
   UltraSmall-Cap
   Utilities


 THE PRUDENTIAL SERIES FUND
   *SP International Growth


 SECURITY GLOBAL INVESTORS
   NASDAQ-100(R)
   Nova
   Inverse S&P 500 Strategy



 WELLS FARGO VARIABLE TRUST

   Wells Fargo Advantage VT International Equity
   Wells Fargo Advantage VT Intrinsic Value
   Wells Fargo Advantage VT Omega Growth
   Wells Fargo Advantage VT Small-Cap Growth


   * no longer offered.

                                   CONTENTS



GLOSSARY OF TERMS......................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES...................................................  5

EXPENSE EXAMPLES....................................................................... 16

SUMMARY................................................................................ 17

INVESTMENT OPTIONS..................................................................... 20

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?.................... 20
 WHAT ARE THE FIXED ALLOCATIONS?....................................................... 44

FEES AND CHARGES....................................................................... 45

 WHAT ARE THE CONTRACT FEES AND CHARGES?............................................... 45
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?.......................................... 46
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................. 46
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................. 46

PURCHASING YOUR ANNUITY................................................................ 47

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?................................. 47

MANAGING YOUR ANNUITY.................................................................. 50

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?....................... 50
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?.......................................... 51
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.............................................. 51
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?.......................... 51
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...................... 51

MANAGING YOUR ACCOUNT VALUE............................................................ 52

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?.......................................... 52
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?............ 52
 DO YOU OFFER DOLLAR COST AVERAGING?................................................... 53
 HOW DO THE FIXED ALLOCATIONS WORK?.................................................... 56
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?..................................... 56
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?........................................ 57
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?...................................... 57
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?.......................................... 57
 WHAT IS THE BALANCED INVESTMENT PROGRAM?.............................................. 57
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?.. 58
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?............... 58
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?............................................ 59

ACCESS TO ACCOUNT VALUE................................................................ 60

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...................................... 60
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?......................................... 60
 CAN I WITHDRAW A PORTION OF MY ANNUITY?............................................... 60
 CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?...... 60
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE
   CODE?............................................................................... 61
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?........... 61
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................. 61
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?.......................................... 61
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.................................. 62
 HOW ARE ANNUITY PAYMENTS CALCULATED?.................................................. 63

LIVING BENEFITS........................................................................ 64

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?.......................................................................... 64
 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS)/SM/...................................... 65
 GUARANTEED RETURN OPTION (GRO)(R)..................................................... 70
 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008)................................ 73
 GUARANTEED RETURN OPTION PLUS/SM/ II (GRO Plus/SM/ II)................................ 78


                                      (i)

 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/....................................  83
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II)..........................  88
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)...............................................  92
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)...................................................  95
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/.......................................  99
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/....................... 104
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)/SM/........... 107
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN)/SM/......... 115
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)/SM/............................................................................... 127
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 136
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 149
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)...................... 158
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)............. 171

DEATH BENEFIT............................................................................... 181

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 181
 BASIC DEATH BENEFIT........................................................................ 181
 OPTIONAL DEATH BENEFITS.................................................................... 181
 PAYMENT OF DEATH BENEFITS.................................................................. 186

VALUING YOUR INVESTMENT..................................................................... 189

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 189
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 189
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 189
 HOW DO YOU VALUE FIXED ALLOCATIONS?........................................................ 189
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 189
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.............. 191

TAX CONSIDERATIONS.......................................................................... 192

GENERAL INFORMATION......................................................................... 201

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 201
 WHO IS PRUDENTIAL ANNUITIES?............................................................... 201
 WHAT ARE SEPARATE ACCOUNTS?................................................................ 202
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 203
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?................................. 204
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................ 208
 FINANCIAL STATEMENTS....................................................................... 208
 HOW TO CONTACT US.......................................................................... 208
 INDEMNIFICATION............................................................................ 208
 LEGAL PROCEEDINGS.......................................................................... 209
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 209

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B....................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C-1 - ADVISOR'S CHOICE PRIOR CONTRACT.............................................. C-1

APPENDIX C-2 - ADVISOR'S CHOICE PRIOR CONTRACT.............................................. C-3

APPENDIX D - PERFORMANCE ADVANTAGE.......................................................... D-1

APPENDIX E - PLUS40 OPTIONAL LIFE INSURANCE RIDER........................................... E-1

APPENDIX F - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL
  DEATH BENEFITS............................................................................ F-1

APPENDIX G - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS............................ G-1

APPENDIX H - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT.............................. H-1

APPENDIX I - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT......... I-1

APPENDIX J - FORMULA UNDER GRO PLUS 2008.................................................... J-1


                                     (ii)


APPENDIX K - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY
  LIFETIME SEVEN INCOME BENEFIT..................................................... K-1

APPENDIX L - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT...................................... L-1

APPENDIX M - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES..... M-1

APPENDIX N - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT................ N-1

APPENDIX O - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT..................... O-1

APPENDIX P - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS AND SPOUSAL HIGHEST DAILY
  LIFETIME 6 PLUS INCOME BENEFIT.................................................... P-1

APPENDIX Q - FORMULA FOR GRO PLUS II BENEFIT........................................ Q-1

APPENDIX R - FORMULA UNDER HIGHEST DAILY GRO........................................ R-1

APPENDIX S - FORMULA UNDER HIGHEST DAILY GRO II..................................... S-1


                                     (iii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. Other than on the Annuity anniversary, the Account Value is calculated before we assess any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 ADVISOR: A person or entity which:
   . is registered under the Investment Advisers Act of 1940, as amended, or, where applicable, under equivalent state law or regulation regarding the registration of investment advisors; or
   . may provide investment advisory services but is exempt from such registration.

 ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.


 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, (90/th/ birthday in New York) whichever occurs first, and (b) the fifth anniversary of the Issue Date. With respect to Annuities issued prior to November 20, 2006, please see the section of this Prospectus entitled "How and When Do I Choose the Annuity Payment Option?".


 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


 BENEFICIARY ANNUITY: If you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus. You may transfer the proceeds of the decedent's annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.


 BENEFIT FIXED RATE ACCOUNT: A fixed investment option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment.

 ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Protection Death Benefit.

 FIXED ALLOCATION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocations Maturity (MVA Fixed Allocation). We also offer DCA Fixed Rate Options that are be used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any market value adjustment. You may participate in a dollar cost averaging program outside of the 6 or 12 Month DCA Program, where the source of the funds to be transferred is a Fixed Allocation.

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 GOOD ORDER: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we use the term "In Writing" to refer to this general requirement.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.

 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)/GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008)/GUARANTEED RETURN OPTION (GRO)(R)/HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/SM//GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)/SM//HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO II). Each of GRO Plus, GRO Plus 2008, GRO, Highest Daily GRO, GRO Plus II, and HD GRO II is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits". Certain of these benefits are no longer available for election.


 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV"): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.


 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV"): An optional death benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 INTERIM VALUE: The value of the MVA Fixed Allocations on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The interim value does not include the effect of any MVA.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE/SM/ INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer Lifetime Five.

 MVA: A market value adjustment used in the determination of Account Value of a MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.


 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus the Annual Maintenance Fee, Tax Charge, the charge for any optional benefits, and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. There is no Contingent Deferred Sales Charge upon surrender or partial withdrawal. The surrender value may be calculated using a Market Value Adjustment with respect to amounts in any MVA Fixed Allocation.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against your Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against the Annuity include the Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

---------------------------------------------------------------------------------------------
                                TRANSACTION FEES AND CHARGES

                               (assessed against the Annuity)
---------------------------------------------------------------------------------------------
           FEE/CHARGE                                  AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE  There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal.
---------------------------------------------------------------------------------------------
TRANSFER FEE /1/                                            $10.00
---------------------------------------------------------------------------------------------
TAX CHARGE (CURRENT) /2/                                  0% to 3.5%
---------------------------------------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 12.
 2 In some states a tax is payable, either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, surrender value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio's annual expenses. These fees and charges are described in more detail within this prospectus.

-----------------------------------------------------------------------------------
                            PERIODIC FEES AND CHARGES

                          (assessed against the annuity)
-----------------------------------------------------------------------------------
               FEE/CHARGE                             AMOUNT DEDUCTED
ANNUAL MAINTENANCE FEE /1/                  Lesser of $35 or 2% of Account Value
                                          -----------------------------------------
  BENEFICIARY CONTINUATION OPTION ONLY      Lesser of $30 or 2% of Account Value
-----------------------------------------------------------------------------------
                   ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/

  (assessed as a percentage of the average daily net assets of the Sub-accounts)
-----------------------------------------------------------------------------------
               FEE/CHARGE                             AMOUNT DEDUCTED
MORTALITY & EXPENSE RISK CHARGE /3/                        0.50%
-----------------------------------------------------------------------------------
ADMINISTRATION CHARGE /3/                                  0.15%
-----------------------------------------------------------------------------------
SETTLEMENT SERVICE CHARGE /4/             1.40% (qualified); 1.00% (non-qualified)
-----------------------------------------------------------------------------------
TOTAL ANNUAL CHARGES OF THE SUB-ACCOUNTS                   0.65%
(EXCLUDING SETTLEMENT SERVICE CHARGE)
-----------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $50,000. Fee may differ in certain States. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2  These charges are deducted daily and apply to Sub-accounts only.
 3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus. Prior to July 1, 1994, total annual expenses under the Annuity were 1.90%, including an investment allocation service charge of 1.00% and 0.90% for what we now refer to as the "Insurance Charge." Effective July 1, 1994, we no longer deducted the investment allocation service charge; total annual expenses were then 0.90%. Effective May 1, 1998, the Insurance Charge was further reduced to 0.65%.
 4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.



    ------------------------------------------------------------------------
                        YOUR OPTIONAL BENEFIT FEES AND
                                  CHARGES /1/
    ------------------------------------------------------------------------
              OPTIONAL BENEFIT             OPTIONAL BENEFIT/  TOTAL ANNUAL
                                              FEE CHARGE       CHARGE /2/
    ------------------------------------------------------------------------
    GRO PLUS II
    CURRENT AND MAXIMUM CHARGE /4/              0.60%             1.25%
    (ASSESSED AGAINST SUB-ACCOUNT
    NET ASSETS)
    ------------------------------------------------------------------------
    HIGHEST DAILY GRO II
    CURRENT AND MAXIMUM CHARGE /4/              0.60%             1.25%
    (ASSESSED AGAINST SUB-ACCOUNT
    NET ASSETS)
    ------------------------------------------------------------------------
    HIGHEST DAILY LIFETIME 6 PLUS (HD 6
    PLUS)

    MAXIMUM CHARGE /3/                          1.50%         0.65% + 1.50%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    CURRENT CHARGE                              0.85%         0.65% + 0.85%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    ------------------------------------------------------------------------
    HIGHEST DAILY LIFETIME 6 PLUS WITH
    LIFETIME INCOME ACCELERATOR (LIA)

    MAXIMUM CHARGE /3/                          2.00%         0.65% + 2.00%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    CURRENT CHARGE                              1.20%         0.65% + 1.20%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    ------------------------------------------------------------------------
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

    MAXIMUM CHARGE /3/                          1.50%         0.65% + 1.50%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    CURRENT CHARGE                              0.95%         0.65% + 0.95%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    ------------------------------------------------------------------------
    GUARANTEED RETURN OPTION/GRO PLUS

    MAXIMUM CHARGE /3/                          0.75%             1.40%
    (ASSESSED AGAINST SUB-ACCOUNT
    NET ASSETS)
    CURRENT CHARGE                              0.25%             0.90%
    (ASSESSED AGAINST SUB-ACCOUNT
    NET ASSETS)
    ------------------------------------------------------------------------
    GUARANTEED RETURN OPTION PLUS 2008
    (GRO PLUS 2008)

    MAXIMUM CHARGE /3/                          0.75%             1.40%
    (ASSESSED AGAINST SUB-ACCOUNT
    NET ASSETS)
    CURRENT CHARGE                              0.60%             1.25%
    (ASSESSED AGAINST SUB-ACCOUNT
    NET ASSETS)
    (IF ELECTED ON OR AFTER MAY 1, 2009)
    ------------------------------------------------------------------------
    HIGHEST DAILY GUARANTEED RETURN
    OPTION (HD GRO)
    CURRENT AND MAXIMUM CHARGE /4/              0.60%             1.25%
    (ASSESSED AGAINST SUB-ACCOUNT
    NET ASSETS)
    ------------------------------------------------------------------------

   -------------------------------------------------------------------------
                       YOUR OPTIONAL BENEFIT FEES AND
                                 CHARGES /1/
   -------------------------------------------------------------------------
             OPTIONAL BENEFIT             OPTIONAL BENEFIT/   TOTAL ANNUAL
                                             FEE CHARGE       CHARGE /2/
   -------------------------------------------------------------------------
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT
   (GMWB)

   MAXIMUM CHARGE /3/                          1.00%             1.65%
   (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   CURRENT CHARGE                              0.35%             1.00%
   (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   -------------------------------------------------------------------------
   GUARANTEED MINIMUM INCOME BENEFIT
   (GMIB)

   MAXIMUM CHARGE/ 3/                       1.00% of PIV         0.65%
   (ASSESSED AGAINST PIV)                                    + 1.00% of PIV
   CURRENT CHARGE                           0.50% of PIV         0.65%
   (ASSESSED AGAINST PIV)                                    + 0.50% of PIV
   -------------------------------------------------------------------------
   LIFETIME FIVE INCOME BENEFIT

   MAXIMUM CHARGE/ 3/                          1.50%             2.15%
   (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   CURRENT CHARGE                              0.60%             1.25%
   (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   -------------------------------------------------------------------------
   SPOUSAL LIFETIME FIVE INCOME BENEFIT

   MAXIMUM CHARGE/ 3/                          1.50%             2.15%
   (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   CURRENT CHARGE                              0.75%             1.40%
   (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME FIVE INCOME
   BENEFIT

   MAXIMUM CHARGE/ 3/                          1.50%             2.15%
   (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   CURRENT CHARGE                              0.60%             1.25%
   (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME SEVEN INCOME
   BENEFIT

   MAXIMUM CHARGE/ 3/                          1.50%         0.65% + 1.50%
   (ASSESSED AGAINST THE PWV)
   CURRENT CHARGE                              0.60%         0.65% + 0.60%
   (ASSESSED AGAINST THE PWV)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME SEVEN
   W/BENEFICIARY INCOME OPTION

   MAXIMUM CHARGE/ 3/                          2.00%         0.65% + 2.00%
   (ASSESSED AGAINST THE PWV)
   CURRENT CHARGE                              0.95%         0.65% + 0.95%
   (ASSESSED AGAINST THE PWV)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME SEVEN
   W/LIFETIME INCOME ACCELERATOR

   MAXIMUM CHARGE/ 3/                          2.00%         0.65% + 2.00%
   (ASSESSED AGAINST THE PWV)
   CURRENT CHARGE                              0.95%         0.65% + 0.95%
   (ASSESSED AGAINST THE PWV)
   -------------------------------------------------------------------------
   SPOUSAL HIGHEST DAILY LIFETIME SEVEN
   INCOME BENEFIT

   MAXIMUM CHARGE/ 3/                          1.50%         0.65% + 1.50%
   (ASSESSED AGAINST THE PWV)
   CURRENT CHARGE                              0.75%         0.65% + 0.75%
   (ASSESSED AGAINST THE PWV)
   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
                       YOUR OPTIONAL BENEFIT FEES AND
                                 CHARGES /1/
   -------------------------------------------------------------------------
             OPTIONAL BENEFIT             OPTIONAL BENEFIT/   TOTAL ANNUAL
                                             FEE CHARGE       CHARGE /2/
   -------------------------------------------------------------------------
   SPOUSAL HIGHEST DAILY LIFETIME SEVEN
   W/BENEFICIARY INCOME OPTION

   MAXIMUM CHARGE /3/                          2.00%         0.65% + 2.00%
   (ASSESSED AGAINST THE PWV)
   CURRENT CHARGE                              0.95%         0.65% + 0.95%
   (ASSESSED AGAINST THE PWV)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME 7 PLUS

   MAXIMUM CHARGE /3/                          1.50%         0.65% + 1.50%
   (ASSESSED AGAINST THE GREATER OF
   ACCOUNT VALUE AND PWV)
   CURRENT CHARGE                              0.75%         0.65% + 0.75%
   (ASSESSED AGAINST THE GREATER OF
   ACCOUNT VALUE AND PWV)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME 7 PLUS WITH
   BENEFICIARY INCOME OPTION

   MAXIMUM CHARGE /3/                          2.00%         0.65% + 2.00%
   (ASSESSED AGAINST THE GREATER OF
   ACCOUNT VALUE AND PWV)
   CURRENT CHARGE                              1.10%         0.65% + 1.10%
   (ASSESSED AGAINST THE GREATER OF
   ACCOUNT VALUE AND PWV)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME 7 PLUS WITH
   LIFETIME INCOME ACCELERATOR

   MAXIMUM CHARGE /3/                          2.00%         0.65% + 2.00%
   (ASSESSED AGAINST THE GREATER OF
   ACCOUNT VALUE AND PWV)
   CURRENT CHARGE                              1.10%         0.65% + 1.10%
   (ASSESSED AGAINST THE GREATER OF
   ACCOUNT VALUE AND PWV)
   -------------------------------------------------------------------------
   SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

   MAXIMUM CHARGE /3/ (ASSESSED AGAINST        1.50%         0.65% + 1.50%
   THE GREATER OF ACCOUNT VALUE AND PWV)
   CURRENT CHARGE (ASSESSED AGAINST THE        0.90%         0.65% + 0.90%
   GREATER OF ACCOUNT VALUE AND PWV)
   -------------------------------------------------------------------------
   SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
   WITH BENEFICIARY INCOME OPTION

   MAXIMUM CHARGE /3/ (ASSESSED AGAINST        2.00%         0.65% + 2.00%
   THE GREATER OF ACCOUNT VALUE AND PWV)
   CURRENT CHARGE (ASSESSED AGAINST THE        1.10%         0.65% + 1.10%
   GREATER OF ACCOUNT VALUE AND PWV)
   -------------------------------------------------------------------------
   ENHANCED BENEFICIARY PROTECTION DEATH
   BENEFIT
   CURRENT CHARGE AND MAXIMUM CHARGE           0.25%             0.90%
   /4/ (ASSESSED AGAINST SUB-ACCOUNT NET
   ASSETS)
   -------------------------------------------------------------------------
   HIGHEST ANNIVERSARY VALUE DEATH
   BENEFIT ("HAV")
   CURRENT CHARGE AND MAXIMUM CHARGE/          0.40%             1.05%
   4/ (IF ELECTED ON OR AFTER MAY 1,
   2009) (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   -------------------------------------------------------------------------
   COMBINATION 5% ROLL-UP AND HAV DEATH
   BENEFIT
   CURRENT CHARGE AND MAXIMUM CHARGE/          0.80%             1.45%
   4/ (IF ELECTED ON OR AFTER MAY 1,
   2009) (ASSESSED AGAINST SUB-ACCOUNT
   NET ASSETS)
   -------------------------------------------------------------------------

    -----------------------------------------------------------------------
                       YOUR OPTIONAL BENEFIT FEES AND
                                 CHARGES /1/
    -----------------------------------------------------------------------
              OPTIONAL BENEFIT             OPTIONAL BENEFIT/  TOTAL ANNUAL
                                              FEE CHARGE      CHARGE /2/
    -----------------------------------------------------------------------
    HIGHEST DAILY VALUE DEATH BENEFIT
    ("HDV")
    CURRENT CHARGE AND MAXIMUM CHARGE           0.50%            1.15%
    /4/ (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------

 HOW CHARGE IS DETERMINED
 1 GUARANTEED RETURN OPTION PLUS/ GUARANTEED RETURN OPTION: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. 0.90% total annual charge applies. This benefit is no longer available for new elections.

    GRO PLUS 2008: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: 0.35% of Sub-account assets. 1.00% total annual charge applies. If you elect the benefit on or after May 1, 2009, the total annual charge is 1.25%. This benefit is no longer available for new election.
    HIGHEST DAILY GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: 0.35% of Sub-account assets. 1.00% total annual charge applies. If you elect the benefit on or after May 1, 2009, the total annual charge is 1.25%. This benefit is no longer available for new election.

    GUARANTEED MINIMUM WITHDRAWAL BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.00% total annual charge applies. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. 0.50% of PIV for GMIB is in addition to 0.65% annual charge. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.25% total annual charge applies. This benefit is no longer available for new elections.
    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.40% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.25% total annual charge applies. This benefit is no longer available for new elections.

    HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.60% is in addition to 0.65% annual charge. This benefit is no longer available for new elections.

    HIGHEST DAILY LIFETIME SEVEN WITH BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% is in addition to 0.65% of amounts invested in Sub-accounts. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH LIA. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% is in addition to 0.65% annual charge of amounts invested in Sub-accounts. This benefit is no longer available for new elections. SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.75% is in addition to 0.65% annual charge. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.75% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH BIO. Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.90% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BIO. Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.85% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts.
    HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.20% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts.
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.95% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts.

    ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 0.90% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fee was 0.25% of Sub-account assets. 0.90% total annual charge applies. If you elected the benefit on or after May 1, 2009, the total annual charge is 1.05%.

    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fee was 0.50% of average daily net assets and the total annual charge is 1.15%. If you elected the benefit on or after May 1, 2009, the total annual charge is 1.45%.
    HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.15% total annual charge applies in all
     Annuity years. This benefit is no longer available for new elections.
 2 The Total Annual Charge includes the Insurance Charge and assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2010 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    2.49%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2010, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2010. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------
                                                               For the year ended December 31, 2010
                              -------------------------------------------------------------------------------------------
         UNDERLYING                                                                                 Total
         PORTFOLIO                                                         Broker Fees  Acquired   Annual    Contractual
                                                                Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                              Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                 Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
--------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation              0.72%     0.06%      0.00%        0.04%       0.00%       0.73%     1.55%       0.00%
 AST Advanced Strategies        0.85%     0.14%      0.00%        0.00%       0.00%       0.03%     1.02%       0.00%
 AST AllianceBernstein Core
  Value                         0.75%     0.17%      0.00%        0.00%       0.00%       0.00%     0.92%       0.00%
 AST American Century
  Income & Growth               0.75%     0.17%      0.00%        0.00%       0.00%       0.00%     0.92%       0.00%
 AST Balanced Asset
  Allocation                    0.15%     0.01%      0.00%        0.00%       0.00%       0.87%     1.03%       0.00%
 AST BlackRock Global
  Strategies/1/                 1.00%     0.15%      0.00%        0.00%       0.00%       0.03%     1.18%       0.07%
 AST BlackRock Value            0.85%     0.12%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST Bond Portfolio 2015/ 2/    0.64%     0.19%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%
 AST Bond Portfolio 2016/ 2/    0.64%     0.29%      0.00%        0.00%       0.00%       0.00%     0.93%       0.00%
 AST Bond Portfolio 2017/ 2/    0.64%     0.24%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%


------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

                              -----------
         UNDERLYING
         PORTFOLIO            Net Annual
                                 Fund
                              Operating
                               Expenses
----------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation              1.55%
 AST Advanced Strategies        1.02%
 AST AllianceBernstein Core
  Value                         0.92%
 AST American Century
  Income & Growth               0.92%
 AST Balanced Asset
  Allocation                    1.03%
 AST BlackRock Global
  Strategies/1/                 1.11%
 AST BlackRock Value            0.97%
 AST Bond Portfolio 2015/ 2/    0.83%
 AST Bond Portfolio 2016/ 2/    0.93%
 AST Bond Portfolio 2017/ 2/    0.88%

-------------------------------------------------------------------------
           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

(as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------

                                                          For the year ended December 31, 2010
                         ------------------------------------------------------------------------------------------------------
      UNDERLYING                                                                               Total
       PORTFOLIO                                                      Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                           Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                         Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                            Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Bond Portfolio
  2018 /2/                 0.64%     0.23%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Bond Portfolio
  2019 /2/                 0.64%     0.24%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Bond Portfolio
  2020 /2/                 0.64%     0.25%      0.00%        0.00%       0.00%       0.00%     0.89%       0.00%       0.89%
 AST Bond Portfolio
  2021 /2/                 0.64%     0.39%      0.00%        0.00%       0.00%       0.00%     1.03%       0.03%       1.00%
 AST Bond Portfolio
  2022 /2/                 0.64%     0.33%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST Capital Growth
  Asset Allocation         0.15%     0.01%      0.00%        0.00%       0.00%       0.91%     1.07%       0.00%       1.07%
 AST CLS Growth Asset
  Allocation               0.30%     0.02%      0.00%        0.00%       0.00%       0.85%     1.17%       0.00%       1.17%
 AST CLS Moderate Asset
  Allocation               0.30%     0.02%      0.00%        0.00%       0.00%       0.76%     1.08%       0.00%       1.08%
 AST Cohen & Steers
  Realty                   1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Federated
  Aggressive Growth        0.95%     0.17%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%       1.12%
 AST FI Pyramis(R)
  Asset Allocation /3/     0.85%     0.38%      0.00%        0.18%       0.05%       0.00%     1.46%       0.00%       1.46%
 AST First Trust
  Balanced Target          0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST First Trust
  Capital Appreciation
  Target                   0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Global Real Estate    1.00%     0.19%      0.00%        0.00%       0.00%       0.00%     1.19%       0.00%       1.19%
 AST Goldman Sachs
  Concentrated Growth      0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Goldman Sachs
  Large-Cap Value          0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Goldman Sachs
  Mid-Cap Growth           1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Goldman
  Sachs Small-Cap Value    0.95%     0.18%      0.00%        0.00%       0.00%       0.04%     1.17%       0.00%       1.17%
 AST High Yield            0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Horizon Growth
  Asset Allocation         0.30%     0.03%      0.00%        0.00%       0.00%       0.86%     1.19%       0.00%       1.19%
 AST Horizon Moderate
  Asset Allocation         0.30%     0.02%      0.00%        0.00%       0.00%       0.81%     1.13%       0.00%       1.13%
 AST International
  Growth                   1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST International Value   1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Investment Grade
  Bond /2/                 0.64%     0.15%      0.00%        0.00%       0.00%       0.00%     0.79%       0.00%       0.79%
 AST Jennison Large-Cap
  Growth                   0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Jennison Large-Cap
  Value                    0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST JPMorgan
  International Equity     0.89%     0.15%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST J.P. Morgan
  Strategic
  Opportunities            1.00%     0.15%      0.00%        0.10%       0.01%       0.00%     1.26%       0.00%       1.26%
 AST Large-Cap Value       0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Lord Abbett Core
  Fixed Income /4/         0.80%     0.16%      0.00%        0.00%       0.00%       0.00%     0.96%       0.10%       0.86%
 AST Marsico Capital
  Growth                   0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%

-------------------------------------------------------------------------
           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

(as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------

                                                          For the year ended December 31, 2010
                         ------------------------------------------------------------------------------------------------------
      UNDERLYING                                                                               Total
       PORTFOLIO                                                      Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                           Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                         Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                            Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST MFS Global Equity     1.00%     0.25%      0.00%        0.00%       0.00%       0.00%     1.25%       0.00%       1.25%
 AST MFS Growth            0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Mid-Cap Value         0.95%     0.15%      0.00%        0.00%       0.00%       0.00%     1.10%       0.00%       1.10%
 AST Money Market          0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%       0.00%       0.62%
 AST Neuberger Berman
  Mid-Cap Growth           0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Neuberger
  Berman/LSV Mid-Cap
  Value                    0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Parametric
  Emerging Markets
  Equity                   1.10%     0.31%      0.00%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond            0.65%     0.15%      0.00%        0.00%       0.00%       0.00%     0.80%       0.00%       0.80%
 AST PIMCO Total Return
  Bond                     0.65%     0.12%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%       0.77%
 AST Preservation Asset
  Allocation               0.15%     0.02%      0.00%        0.00%       0.00%       0.82%     0.99%       0.00%       0.99%
 AST Quantitative
  Modeling /5/             0.25%     0.11%      0.00%        0.00%       0.00%       0.95%     1.31%       0.06%       1.25%
 AST QMA US Equity Alpha   1.00%     0.17%      0.00%        0.25%       0.24%       0.00%     1.66%       0.00%       1.66%
 AST Schroders
  Multi-Asset World
  Strategies               1.10%     0.15%      0.00%        0.00%       0.00%       0.16%     1.41%       0.00%       1.41%
 AST Small-Cap Growth      0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Small-Cap Value       0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST T. Rowe Price
  Asset Allocation         0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price
  Global Bond              0.80%     0.18%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price
  Large-Cap Growth         0.89%     0.13%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST T. Rowe Price
  Natural Resources        0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Wellington
  Management Hedged
  Equity                   1.00%     0.17%      0.00%        0.00%       0.00%       0.00%     1.17%       0.00%       1.17%
 AST Western Asset Core
  Plus Bond                0.70%     0.13%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FIRST DEFINED PORTFOLIO
 FUND, LLC
 First Trust(R) Target
  Focus Four               0.60%     1.16%      0.25%        0.00%       0.00%       0.00%     2.01%       0.64%       1.37%
 Global Dividend
  Target 15                0.60%     0.68%      0.25%        0.00%       0.00%       0.00%     1.53%       0.06%       1.47%
 NASDAQ(R) Target 15       0.60%     1.64%      0.25%        0.00%       0.00%       0.00%     2.49%       1.02%       1.47%
 S&P(R) Target 24          0.60%     1.10%      0.25%        0.00%       0.00%       0.00%     1.95%       0.48%       1.47%
 Target Managed VIP        0.60%     0.85%      0.25%        0.00%       0.00%       0.00%     1.70%       0.23%       1.47%
 The Dow(R) DART 10        0.60%     1.24%      0.25%        0.00%       0.00%       0.00%     2.09%       0.62%       1.47%
 The Dow(R) Target
  Dividend                 0.60%     0.75%      0.25%        0.00%       0.00%       0.00%     1.60%       0.13%       1.47%
 Value Line(R) Target 25   0.60%     0.98%      0.25%        0.00%       0.00%       0.00%     1.83%       0.36%       1.47%

-------------------------------------------------------------------------
           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

(as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------

                                                          For the year ended December 31, 2010
                         ------------------------------------------------------------------------------------------------------
      UNDERLYING                                                                               Total
       PORTFOLIO                                                      Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                           Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                         Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                            Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST /6/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund -
  Class 4                  0.00%     0.11%      0.35%        0.00%       0.00%       0.67%     1.13%       0.01%       1.12%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
 FUNDS (INVESCO
 VARIABLE INSURANCE
 FUNDS)
 Invesco V.I. Capital
  Development Fund -
  Series I shares /7/      0.75%     0.34%      0.00%        0.00%       0.00%       0.00%     1.09%       0.00%       1.09%
 Invesco V.I. Dividend
  Growth Fund - Series
  I shares /8/             0.50%     0.32%      0.00%        0.00%       0.00%       0.00%     0.82%       0.15%       0.67%
 Invesco V.I. Global
  Health Care Fund -
  Series I shares /9/      0.75%     0.37%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%       1.12%
 Invesco V.I.
  Technology Fund -
  Series I shares          0.75%     0.39%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE VARIABLE
 INSURANCE TRUST
 NVIT Developing Markets   0.95%     0.37%      0.25%        0.00%       0.00%       0.00%     1.57%       0.00%       1.57%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PROFUND VP
 Access VP High Yield      0.75%     0.88%      0.25%        0.00%       0.00%       0.00%     1.88%       0.20%       1.68%
 Asia 30                   0.75%     0.74%      0.25%        0.00%       0.00%       0.00%     1.74%       0.06%       1.68%
 Banks                     0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%       1.68%
 Basic Materials           0.75%     0.76%      0.25%        0.00%       0.00%       0.00%     1.76%       0.08%       1.68%
 Bear                      0.75%     0.75%      0.25%        0.00%       0.00%       0.00%     1.75%       0.07%       1.68%
 Biotechnology             0.75%     0.79%      0.25%        0.00%       0.00%       0.00%     1.79%       0.11%       1.68%
 Bull                      0.75%     0.74%      0.25%        0.00%       0.00%       0.00%     1.74%       0.06%       1.68%
 Consumer Goods            0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%       1.68%
 Consumer Services         0.75%     0.95%      0.25%        0.00%       0.00%       0.00%     1.95%       0.27%       1.68%
 Europe 30                 0.75%     0.71%      0.25%        0.00%       0.00%       0.00%     1.71%       0.03%       1.68%
 Financials                0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
 Health Care               0.75%     0.75%      0.25%        0.00%       0.00%       0.00%     1.75%       0.07%       1.68%
 Industrials               0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%       1.68%
 Internet                  0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%
 Japan                     0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%
 Large-Cap Growth          0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%       1.68%
 Large-Cap Value           0.75%     0.88%      0.25%        0.00%       0.00%       0.00%     1.88%       0.20%       1.68%
 Mid-Cap Growth            0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%       1.68%
 Mid-Cap Value             0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 NASDAQ-100                0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%       1.68%
 Oil & Gas                 0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%
 Pharmaceuticals           0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%       1.68%
 Precious Metals           0.75%     0.76%      0.25%        0.00%       0.00%       0.00%     1.76%       0.08%       1.68%
 Real Estate               0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%       1.68%
 Rising Rates
  Opportunity              0.75%     0.71%      0.25%        0.00%       0.00%       0.00%     1.71%       0.03%       1.68%
 Semiconductor             0.75%     0.96%      0.25%        0.00%       0.00%       0.00%     1.96%       0.28%       1.68%
 Short Mid-Cap             0.75%     0.72%      0.25%        0.00%       0.00%       0.00%     1.72%       0.04%       1.68%
 Short NASDAQ-100          0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%

-------------------------------------------------------------------------
           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

(as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------

                                                          For the year ended December 31, 2010
                         ------------------------------------------------------------------------------------------------------
      UNDERLYING                                                                               Total
       PORTFOLIO                                                      Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                           Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                         Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                            Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-------------------------------------------------------------------------------------------------------------------------------
PROFUND VP CONTINUED
 Short Small-Cap           0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
 Small-Cap Growth          0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Small-Cap Value           0.75%     0.96%      0.25%        0.00%       0.00%       0.00%     1.96%       0.28%       1.68%
 Technology                0.75%     0.74%      0.25%        0.00%       0.00%       0.00%     1.74%       0.06%       1.68%
 Telecommunications        0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%       1.68%
 U.S. Government Plus      0.50%     0.72%      0.25%        0.00%       0.00%       0.00%     1.47%       0.09%       1.38%
 UltraBull                 0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%       1.68%
 UltraMid-Cap              0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%       1.68%
 UltraNASDAQ - 100         0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
 UltraSmall-Cap            0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 Utilities                 0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL
 INVESTORS
 NASDAQ-100(R)             0.75%     0.84%      0.00%        0.00%       0.00%       0.00%     1.59%       0.00%       1.59%
 Nova                      0.75%     0.80%      0.00%        0.00%       0.00%       0.00%     1.55%       0.00%       1.55%
 Rydex Inverse S&P 500
  Strategy                 0.90%     0.80%      0.00%        0.00%       0.00%       0.00%     1.70%       0.00%       1.70%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES
 FUND
 SP International Growth   0.85%     0.25%      0.00%        0.00%       0.00%       0.00%     1.10%       0.00%       1.10%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO VARIABLE
 TRUST
 Wells Fargo Advantage
  VT Intrinsic Value -
  class 2                  0.55%     0.29%      0.25%        0.00%       0.00%       0.01%     1.10%       0.09%       1.01%
 Wells Fargo Advantage
  VT Omega Growth -
  class 1                  0.55%     0.23%      0.00%        0.00%       0.00%       0.00%     0.78%       0.03%       0.75%
 Wells Fargo Avantage
  VT Small-Cap Growth -
  class 1                  0.75%     0.20%      0.00%        0.00%       0.00%       0.00%     0.95%       0.00%       0.95%
 Wells Fargo Advantage
  VT International
  Equity - class 1         0.75%     0.26%      0.00%        0.00%       0.00%       0.01%     1.02%       0.32%       0.70%



/1/ Assuming completion of a pending reorganization transaction, Prudential Investments LLC and AST Investment Services, Inc. (together, the
     Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest on borrowings, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund and exchange-traded fund fees and expenses, and extraordinary expenses) for the AST BlackRock Global Strategies Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2012. This expense limitation may not be terminated or modified prior to May 1, 2012, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2012 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.
/2/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2012. This arrangement may not be terminated or modified prior to April 30, 2012, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2012 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/3/  Pyramis is a registered service mark of FMR LLC. Used under license.
/4/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/5/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.30% of the Portfolio's average daily net assets through May 1, 2012. This arrangement may not be terminated or modified prior to May 1, 2012, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after May 1, 2012 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/6/ The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012. The Fund does not pay management fees but will directly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' annualized expenses.
/7 /The Adviser has contractually agreed, through at least April 30, 2012, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion). The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Portfolio Operating Expenses (subject to the certain exclusions) of Series
    I shares to 1.30% of average daily net assets.
/8 /Total Annual Portfolio Operating Expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund. The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Net Annual Fund Operating Expenses (subject to certain exclusions) of Series I shares to 0.67% of average daily net assets.
/9./ The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Net Annual Fund Operating Expenses (excluding certain items) of Series I shares to 1.30% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuities. Below are examples showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for the Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total annual operating expenses for 2010, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of available optional benefit charges)

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your annuity at the end of the applicable time period:


                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      -----------------------------------
                      $544    $1,654   $2,794   $5,783
                      -----------------------------------


 If you annuitize your annuity at the end of the applicable time period:


                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      -----------------------------------
                      $544    $1,654   $2,794   $5,783
                      -----------------------------------


 If you do not surrender your annuity:


                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      -----------------------------------
                      $544    $1,654   $2,794   $5,783
                      -----------------------------------


 For information relating to accumulation unit values pertaining to the Sub-accounts please see Appendix A - Condensed Financial Information about Separate Account B.

                                    SUMMARY

                      Advisors Choice 2000 ("Choice 2000")

 This Summary describes key features of the variable annuity described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the Prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuity. Your financial advisor can also help you if you have questions.

 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and to a provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity. Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial advisor will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal, or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEAN THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


 You could purchase the variable annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 HOW DO I PURCHASE THE VARIABLE ANNUITY? This Annuity is no longer available for new purchases. This Annuity was designed for sale solely in connection with investment advisory services provided by an Advisor. The minimum initial purchase payment is $5,000.


 For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 We may allow you to purchase an Annuity with an amount lower than the "Minimum Initial Purchase Payment" if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "free look period"). The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities?" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax. See the "Tax Considerations" section of this Prospectus.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."


 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see applicable optional benefits section as for more information. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income.


 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 6 Plus with Lifetime Accelerator
..   Spousal Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 7 Plus*
..   Spousal Highest Daily Lifetime 7 Plus*
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator*
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Highest Daily Lifetime Seven*
..   Spousal Highest Daily Lifetime Seven*
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator*
..   Highest Daily Lifetime Seven with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

 *  No longer available for new elections.


 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.


 These benefits contain detailed provisions, so please see the following sections of the prospectus for complete details:
..   Guaranteed Return Option Plus II
..   Highest Daily Guaranteed Return Option II
..   Guaranteed Return Option Plus 2008*

..   Guaranteed Return Option Plus (GRO Plus)*

..   Guaranteed Return Option (GRO)*

..   Highest Daily Guaranteed Return Option*


 *  No longer available for new elections


 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. The annuity offers a basic death benefit. In general, the basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

 We also offer optional death benefits for an additional charge:
..   HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.
..   COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES? There is no contingent deferred sales charge applied if you surrender your Annuity or make a partial withdrawal.

 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $50,000.

 TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your Purchase Payments and is designed to approximate the taxes that we are required to pay.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to 0.65% annually.

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial advisor to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying fund.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and /or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 Effective March 16, 2001, the Nova, Inverse S&P 500 Strategy (f/k/a Inverse S&P 500) and NASDAQ-100(R) (f/k/a OTC) portfolios of Rydex Variable Trust are no longer offered as Sub-accounts under the Annuity. Owners of Annuities issued on or after March 16, 2001 will not be allowed to allocate Account Value to the Rydex Nova, Rydex Inverse S&P 500 Strategy or Rydex NASDAQ-100(R) Sub-accounts. Except as noted below, Owners of Annuities issued before March 16, 2001, and/or their authorized investment professionals, will no longer be able to allocate additional Account Value or make transfers into the Rydex Nova, Rydex Inverse S&P 500 Strategy or Rydex NASDAQ-100(R) Sub-accounts. Annuity Owners and/or their authorized Financial Professionals who elect to transfer Account Value out of the Rydex Sub-accounts on or after March 16, 2001 will not be allowed to transfer Account Value into the Rydex Sub-accounts at a later date. Electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs that were effective before March 16, 2001 and included one or more of the Rydex Sub-accounts will be allowed to continue. However, no changes involving the Rydex Sub-accounts may be made to such programs.

 Effective May 1, 2004, the SP William Blair International Growth Portfolio (formerly the SP Jennison International Growth Portfolio) is no longer offered as a Sub-account under the Annuity, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-Account.

 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Program). If you participate in the Custom Portfolios Program, you may not participate in an

 Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.

 Group I: Allowable Benefit Allocations



  OPTIONAL BENEFIT NAME*                  ALLOWABLE BENEFIT ALLOCATIONS:
  Lifetime Five Income Benefit            AST Academic Strategies Asset
  Spousal Lifetime Five Income Benefit    Allocation Portfolio
  Highest Daily Lifetime Five Income      AST Capital Growth Asset Allocation
  Benefit                                 Portfolio
  Highest Daily Lifetime Seven Income     AST Balanced Asset Allocation
  Benefit                                 Portfolio
  Spousal Highest Daily Lifetime Seven    AST BlackRock Global Strategies
  Income Benefit                          Portfolio
  Highest Daily Value Death Benefit       AST Preservation Asset Allocation
  Highest Daily Lifetime Seven with       Portfolio
  Beneficiary Income Option               AST FI Pyramis(R) Asset Allocation
  Spousal Highest Daily Lifetime Seven    Portfolio
  with Beneficiary Income Option          AST First Trust Balanced Target
  Highest Daily Lifetime Seven with       Portfolio
  Lifetime Income Accelerator             AST First Trust Capital Appreciation
  Highest Daily Lifetime 7 Plus Income    Target Portfolio
  Benefit                                 AST Schroders Multi-Asset World
  Highest Daily Lifetime 7 Plus with      Strategies Portfolio
  Beneficiary Income Option               AST Advanced Strategies Portfolio
  Highest Daily Lifetime 7 Plus with      AST T. Rowe Price Asset Allocation
  Lifetime Income Accelerator             Portfolio
  Spousal Highest Daily Lifetime 7        AST CLS Growth Asset Allocation
  Plus Income Benefit                     Portfolio
  Spousal Highest Daily Lifetime 7        AST CLS Moderate Asset Allocation
  Plus with Beneficiary                   Portfolio
  Income Option                           AST Horizon Growth Asset Allocation
  Highest Daily Lifetime 6 Plus           Portfolio
  Highest Daily Lifetime 6 Plus with      AST Horizon Moderate Asset
  Lifetime Income Accelerator             Allocation Portfolio
  Spousal Highest Daily Lifetime 6 Plus   AST J.P. Morgan Strategic
  Highest Daily GRO II                    Opportunities Portfolio
  GRO Plus II                             AST Wellington Management Hedged
                                          Equity Portfolio
                                          Franklin Templeton VIP Founding
                                          Funds Allocation Fund
 ------------------------------------------------------------------------------

  OPTIONAL BENEFIT NAME*                  ALL INVESTMENT OPTIONS PERMITTED,
                                          EXCEPT THESE:
  Combo 5% Rollup & HAV Death Benefit     Value Line(R) Target 25
  Guaranteed Minimum Income Benefit       Invesco V.I. Technology
  Guaranteed Minimum Withdrawal Benefit   NASDAQ(R) Target 15
  GRO/GRO PLUS/GRO PLUS 2008              Access VP High Yield
  Highest Anniversary Value Death         ProFund VP UltraNASDAQ 100
  Benefit                                 ProFund VP UltraSmall-Cap
  Highest Daily GRO                       ProFund VP Semiconductor
                                          ProFund VP Internet
                                          ProFund VP UltraBull
                                          ProFund VP Technology
                                          ProFund VP Biotechnology
                                          ProFund VP Short Small-Cap
                                          ProFund VP Short Mid-Cap
                                          Wells Fargo Advantage VT Small-Cap
                                          Growth
 ------------------------------------------------------------------------------

  OPTIONAL BENEFIT NAME*                  ALL INVESTMENT OPTIONS PERMITTED,
                                          EXCEPT THESE:
  GRO PLUS 2008                           ProFund VP Ultra Mid-Cap
  Highest Daily GRO                       ProFund VP Precious Metals
                                          ProFund VP NASDAQ-100
                                          ProFund VP Asia 30
                                          ProFund VP Short NASDAQ-100
                                          Value Line(R) Target 25
                                          Invesco V.I. Technology
                                          NASDAQ(R) Target 15
                                          Access VP High Yield
                                          ProFund VP UltraNASDAQ 100
                                          ProFund VP UltraSmall-Cap
                                          ProFund VP Semiconductor

                 ALL INVESTMENT OPTIONS PERMITTED, EXCEPT THESE:
                 ProFund VP Internet
                 ProFund VP UltraBull
                 ProFund VP Technology
                 ProFund VP Biotechnology
                 ProFund VP Short Small-Cap
                 ProFund VP Short Mid-Cap
                 Wells Fargo Advantage VT Small-Cap Growth
             -----------------------------------------------------


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 The following set of tables describes the second category (i.e., Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, and the AST Lord Abbett Core Fixed Income Portfolio).

 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.

 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Program), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 Group II: Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program)



 OPTIONAL BENEFIT NAME                   PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven            AST Academic Strategies Asset
 Spousal Highest Daily Lifetime Seven    Allocation
 Highest Daily Lifetime Seven with       AST Advanced Strategies
 Beneficiary Income Option Spousal       AST Balanced Asset Allocation
 Highest Daily Lifetime Seven with       AST CLS Growth Asset Allocation
 Beneficiary Income Option               AST CLS Moderate Asset Allocation
 Highest Daily Lifetime Seven with       AST AllianceBernstein Core Value
 Lifetime Income Accelerator             AST American Century Income & Growth
 Highest Daily Lifetime 7 Plus           AST Capital Growth Asset Allocation
 Spousal Highest Daily Lifetime 7 Plus   AST Cohen & Steers Realty
 Highest Daily Lifetime 7 Plus with      AST BlackRock Global Strategies
 Beneficiary Income Option               AST BlackRock Value
 Spousal Highest Daily Lifetime 7        AST Federated Aggressive Growth
 Plus with Beneficiary Income Option     AST FI Pyramis(R) Asset Allocation
 Highest Daily Lifetime 7 Plus with      AST First Trust Balanced Target
 Lifetime Income Accelerator             AST First Trust Capital Appreciation
 Highest Daily Lifetime 6 Plus           Target
 Highest Daily Lifetime 6 Plus with      AST Global Real Estate
 Lifetime Income Accelerator             AST Goldman Sachs Concentrated Growth
 Spousal Highest Daily Lifetime 6 Plus   AST Goldman Sachs Large-Cap Value
 GRO Plus II                             AST Goldman Sachs Mid-Cap Growth
 Highest Daily GRO II                    AST Goldman Sachs Small-Cap Value
                                         AST High Yield
                                         AST Horizon Growth Asset Allocation
                                         AST Horizon Moderate Asset Allocation
                                         AST International Growth
                                         AST International Value
                                         AST JPMorgan International Equity
                                         AST J.P. Morgan Strategic
                                         Opportunities
                                         AST Jennison Large-Cap Growth
                                         AST Jennison Large-Cap Value
                                         AST Large-Cap Value
                                         AST Lord Abbett Core Fixed Income
                                         AST Marsico Capital Growth
                                         AST MFS Global Equity
                                         AST MFS Growth
                                         AST Mid-Cap Value
                                         AST Money Market

              PERMITTED PORTFOLIOS
              AST Neuberger Berman Mid-Cap Growth
              AST Neuberger Berman/LSV Mid-Cap Value
              AST Parametric Emerging Markets Equity
              AST PIMCO Limited Maturity Bond
              AST PIMCO Total Return Bond
              AST Preservation Asset Allocation
              AST QMA US Equity Alpha
              AST Schroders Multi-Asset World Strategies
              AST Small-Cap Growth
              AST Small-Cap Value
              AST T. Rowe Price Asset Allocation
              AST T. Rowe Price Global Bond
              AST T. Rowe Price Large-Cap Growth
              AST T. Rowe Price Natural Resources
              AST Wellington Management Hedged Equity
              AST Western Asset Core Plus Bond
              Franklin Templeton VIP Founding Funds Allocation Fund

              PROFUND VP**
              Consumer Goods
              Consumer Services
              Financials
              Health Care
              Industrials
              Large-Cap Growth
              Large-Cap Value
              Mid-Cap Growth
              Mid-Cap Value
              Real Estate
              Small-Cap Growth
              Small-Cap Value
              Telecommunications
              Utilities


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the variable sub-accounts used with the optional living benefits (the "Permitted Sub-accounts"). Specifically, because transfers to and from the Permitted Sub-accounts can be frequent and the amount transferred can vary, the Permitted Sub-accounts could experience the following effects, among others: (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the Permitted Sub-accounts' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable fund for complete information about these effects.

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
                      ADVANCED SERIES TRUST
   -------------------------------------------------------------------------
     ASSET     AST ACADEMIC STRATEGIES ASSET             AlphaSimplex
     ALLOCA    ALLOCATION PORTFOLIO: seeks long         Group, LLC; AQR
     TION      term capital appreciation. The               Capital
               Portfolio is a multi-asset class        Management, LLC;
               fund that pursues both top-down           CNH Partners,
               asset allocation strategies and            LLC; First
               bottom-up selection of securities,       Quadrant L.P.;
               investment managers, and mutual        Jennison Associates
               funds. Under normal circumstances,         LLC; Mellon
               approximately 60% of the assets will         Capital
               be allocated to traditional asset          Management
               classes (including US and              Corporation; Pacific
               international equities and bonds)          Investment
               and approximately 40% of the assets        Management
               will be allocated to nontraditional        Company LLC
               asset classes (including real               (PIMCO);
               estate, commodities, and alternative    Prudential Bache
               strategies). Those percentages are      Asset Management,
               subject to change at the discretion       Incorporated;
               of the advisor.                            Prudential
                                                       Investments LLC;
                                                         Quantitative
                                                          Management
                                                        Associates LLC;
                                                          J.P. Morgan
                                                          Investment
                                                       Management, Inc.
                                                      (on or about August
                                                           24, 2011)
   -------------------------------------------------------------------------
     ASSET     AST ADVANCED STRATEGIES PORTFOLIO:          LSV Asset
     ALLOCA    seeks a high level of absolute             Management;
     TION      return. The Portfolio uses               Marsico Capital
               traditional and non-traditional         Management, LLC;
               investment strategies by investing     Pacific Investment
               in domestic and foreign equity and         Management
               fixed-income securities, derivative        Company LLC
               instruments and other investment        (PIMCO); T. Rowe
               companies. The asset allocation         Price Associates,
               generally provides for an allotment    Inc.; William Blair
               of 60% of the portfolio's assets to      & Company, LLC;
               a combination of domestic and             Quantitative
               international equity strategies and        Management
               the remaining 40% of assets in a         Associates LLC
               combination of U.S. fixed income,
               hedged international bond, real
               return assets and other investment
               companies. The manager will allocate
               the assets of the portfolio across
               different investment categories and
               subadvisors.
   -------------------------------------------------------------------------
   LARGE CAP   AST ALLIANCEBERNSTEIN CORE VALUE        AllianceBernstein
     VALUE     PORTFOLIO: seeks long-term capital            L.P.
               growth by investing primarily in
               common stocks. The subadvisor
               expects that the majority of the
               Portfolio's assets will be invested
               in the common stocks of large
               companies that appear to be
               undervalued. Among other things, the
               Portfolio seeks to identify
               compelling buying opportunities
               created when companies are
               undervalued on the basis of investor
               reactions to near-term problems or
               circumstances even though their
               long-term prospects remain sound.
               The subadvisor seeks to identify
               individual companies with cash flow
               potential that may not be recognized
               by the market at large.
   -------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
     LARGE CAP   AST AMERICAN CENTURY INCOME & GROWTH    American Century
       VALUE     PORTFOLIO: seeks capital growth with      Investment
                 current income as a secondary           Management, Inc.
                 objective. The Portfolio invests
                 primarily in common stocks that
                 offer potential for capital growth,
                 and may, consistent with its
                 investment objective, invest in
                 stocks that offer potential for
                 current income. The subadvisor
                 utilizes a quantitative management
                 technique with a goal of building an
                 equity portfolio that provides
                 better returns than the S&P 500
                 Index without taking on significant
                 additional risk and while attempting
                 to create a dividend yield that will
                 be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
       ASSET     AST BALANCED ASSET ALLOCATION             Prudential
       ALLOCA    PORTFOLIO: seeks to obtain a total      Investments LLC;
       TION      return consistent with its specified     Quantitative
                 level of risk. The Portfolio              Management
                 primarily invests its assets in a       Associates LLC
                 diversified portfolio of other
                 mutual funds, within the Advanced
                 Series Trust and certain affiliated
                 money market funds. Under normal
                 market conditions, the Portfolio
                 will devote approximately 60% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 52.5% to
                 67.5%), and 40% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 32.5% to 47.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities, exchange
                 traded funds (ETFs), and futures
                 contracts, swap agreements and other
                 financial and derivative instruments.
     ----------------------------------------------------------------------
       ASSET     AST BLACKROCK GLOBAL STRATEGIES            BlackRock
       ALLOCA    PORTFOLIO (formerly SP Growth Asset        Financial
       TION      Allocation Portfolio): seeks a high     Management, Inc.
                 total return consistent with a
                 moderate level of risk. The
                 Portfolio is a global, multi
                 asset-class portfolio that invests
                 directly in, among other things,
                 equity and equity-related
                 securities, investment grade debt
                 securities (including, without
                 limitation, U.S. Treasuries and U.S.
                 government securities),
                 non-investment grade bonds (also
                 known as "high yield bonds" or "junk
                 bonds"), real estate investment
                 trusts (REITs), exchange traded
                 funds (ETFs), and derivative
                 instruments, including
                 commodity-linked derivative
                 instruments.
     ----------------------------------------------------------------------
     LARGE CAP   AST BLACKROCK VALUE PORTFOLIO: seeks       BlackRock
       VALUE     maximum growth of capital by              Investment
                 investing primarily in the value        Managment, LLC
                 stocks of larger companies. The
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 the value of its assets in the
                 equity securities of large-sized
                 companies included in the Russell
                 1000(R) Value Index. The subadvisor
                 employs an investment strategy
                 designed to maintain a portfolio of
                 equity securities which approximates
                 the market risk of those stocks
                 included in the Russell 1000(R)
                 Value Index, but which attempts to
                 outperform the Russell 1000(R) Value
                 Index through active stock selection.
     ----------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIOS 2015, 2016,           Prudential
      INCOME     2017, 2018, 2019, 2020, 2021, AND         Investment
                 2022: each AST Bond Portfolio seeks     Management, Inc.
                 the highest potential total return
                 consistent with its specified level
                 of risk tolerance to meet the
                 parameters established to support
                 the GRO benefits and maintain
                 liquidity to support changes in
                 market conditions for the fixed
                 maturity year indicated in its name.
                 Please note that you may not make
                 purchase payments to each Portfolio,
                 and that each Portfolio is available
                 only with certain living benefits.
     ----------------------------------------------------------------------
       ASSET     AST CAPITAL GROWTH ASSET ALLOCATION       Prudential
       ALLOCA    PORTFOLIO: seeks to obtain a total      Investments LLC;
       TION      return consistent with its specified     Quantitative
                 level of risk. The Portfolio              Management
                 primarily invests its assets in a       Associates LLC
                 diversified portfolio of other
                 mutual funds, within the Advanced
                 Series Trust and certain affiliated
                 money market funds. Under normal
                 market conditions, the Portfolio
                 will devote approximately 75% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 67.5% to
                 80%), and 25% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 20.0% to 32.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities, ETFs, and
                 futures contracts, swap agreements
                 and other financial and derivative
                 instruments.
     ----------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET     AST CLS GROWTH ASSET ALLOCATION         CLS Investments,
     ALLOCA    PORTFOLIO: seeks the highest                   LLC
     TION      potential total return consistent
               with its specified level of risk
               tolerance. Under normal
               circumstances, at least 90% of the
               Portfolio's assets will be invested
               in other portfolios of Advanced
               Series Trust (the underlying
               portfolios) while no more than 10%
               of the Portfolio's assets may be
               invested in exchange traded funds
               (ETFs). Under normal market
               conditions, the Portfolio will
               devote from 60% to 80% of its net
               assets to underlying portfolios and
               ETFs investing primarily in equity
               securities, and from 20% to 40% of
               its net assets to underlying
               portfolios and ETFs investing
               primarily in money market
               instruments and debt securities,
               which may include non-investment
               grade bonds. "Non-investment grade
               bonds" are commonly referred to as
               "junk bonds".
   -------------------------------------------------------------------------
     ASSET     AST CLS MODERATE ASSET ALLOCATION       CLS Investments,
     ALLOCA    PORTFOLIO: seeks the highest                   LLC
     TION      potential total return consistent
               with its specified level of risk
               tolerance. Under normal
               circumstances, at least 90% of the
               Portfolio's assets will be invested
               in other portfolios of Advanced
               Series Trust (the underlying
               portfolios) while no more than 10%
               of the Portfolio's assets may be
               invested in exchange traded funds
               (ETFs). Under normal market
               conditions, the Portfolio will
               devote from 40% to 60% of its net
               assets to underlying portfolios and
               ETFs investing primarily in equity
               securities, and from 40% to 60% of
               its net assets to underlying
               portfolios and ETFs investing
               primarily in money market
               instruments and debt securities,
               which may include non-investment
               grade bonds. "Non-investment grade
               bonds" are commonly referred to as
               "junk bonds".
   -------------------------------------------------------------------------
   SPECIALTY   AST COHEN & STEERS REALTY PORTFOLIO:     Cohen & Steers
               seeks to maximize total return               Capital
               through investment in real estate       Management, Inc.
               securities. The Portfolio pursues
               its investment objective by
               investing, under normal
               circumstances, at least 80% of its
               net assets in common stocks and
               other equity securities issued by
               real estate companies, such as real
               estate investment trusts (REITs).
               Under normal circumstances, the
               Portfolio will invest substantially
               all of its assets in the equity
               securities of real estate companies,
               i.e., a company that derives at
               least 50% of its revenues from the
               ownership, construction, financing,
               management or sale of real estate or
               that has at least 50% of its assets
               in real estate. Real estate
               companies may include real estate
               investment trusts (REITs).
   -------------------------------------------------------------------------
   SMALL CAP   AST FEDERATED AGGRESSIVE GROWTH         Federated Equity
    GROWTH     PORTFOLIO: seeks capital growth. The       Management
               Portfolio pursues its investment           Company of
               objective by investing primarily in       Pennsylvania/
               the stocks of small companies that      Federated Global
               are traded on national security            Investment
               exchanges, NASDAQ stock exchange and    Management Corp.
               the over- the-counter-market. Small
               companies will be defined as
               companies with market
               capitalizations similar to companies
               in the Russell 2000 and S&P 600
               Small Cap Index.
   -------------------------------------------------------------------------
     ASSET     AST FI PYRAMIS(R) ASSET ALLOCATION       Pyramis Global
     ALLOCA    PORTFOLIO: seeks to maximize             Advisors, LLC a
     TION      potential total return. In seeking          Fidelity
               to achieve the Portfolio's                 Investments
               investment objective, the                    company
               Portfolio's assets will be allocated
               across six uniquely specialized
               investment strategies (collectively,
               the Investment Strategies). The
               Portfolio will have four strategies
               that invest primarily in equity
               securities (i.e., the Equity
               Strategies), one fixed-income
               strategy (i.e., the Broad Market
               Duration Strategy), and one strategy
               designed to provide liquidity (i.e.,
               the Liquidity Strategy). Pyramis is
               a registered service mark of FMR
               LLC. Used under license.
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST BALANCED TARGET        First Trust Advisors
     ALLOCA    PORTFOLIO: seeks long-term capital            L.P.
     TION      growth balanced by current income.
               The Portfolio seeks to achieve its
               objective by investing approximately
               65% in equity securities and
               approximately 35% in fixed income
               securities. The Portfolio allocates
               the equity portion of the portfolio
               across five uniquely specialized
               strategies - The Dow(R) Target
               Dividend, the Value Line(R) Target
               25, the Global Dividend Target 15,
               the NYSE(R) International Target 25,
               and the Target Small Cap. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST CAPITAL APPRECIATION   First Trust Advisors
     ALLOCA    TARGET PORTFOLIO: seeks long-term             L.P.
     TION      capital growth. The Portfolio seeks
               to achieve its objective by
               investing approximately 80% in
               equity securities and approximately
               20% in fixed income securities. The
               portfolio allocates the equity
               portion of the portfolio across five
               uniquely specialized strategies -
               the Value Line(R) Target 25, the
               Global Dividend Target 15, the
               Target Small-Cap, the NASDAQ(R)
               Target 15, and the NYSE(R)
               International Target 25. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------
   SPECIALTY   AST GLOBAL REAL ESTATE PORTFOLIO:        Prudential Real
               seeks capital appreciation and          Estate Investors
               income. The Portfolio will normally
               invest at least 80% of its liquid
               assets (net assets plus any
               borrowing made for investment
               purposes) in equity-related
               securities of real estate companies.
               The Portfolio will invest in
               equity-related securities of real
               estate companies on a global basis
               and the Portfolio may invest up to
               15% of its net assets in ownership
               interests in commercial real estate
               through investments in private real
               estate.
   -------------------------------------------------------------------------
   LARGE CAP   AST GOLDMAN SACHS CONCENTRATED            Goldman Sachs
    GROWTH     GROWTH PORTFOLIO: seeks long-term       Asset Management,
               growth of capital. The Portfolio              L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadvisor believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadvisor to
               be positioned for long-term growth.
   -------------------------------------------------------------------------
   LARGE CAP   AST GOLDMAN SACHS LARGE-CAP VALUE         Goldman Sachs
     VALUE     PORTFOLIO (formerly AST                 Asset Management,
               AllianceBernstein Growth & Income             L.P.
               Portfolio): seeks long-term growth
               of capital. The Portfolio seeks to
               achieve its investment objective by
               investing in value opportunities
               that Goldman Sachs Asset Management,
               L.P. ("GSAM"), the Portfolio's sole
               subadvisor, defines as companies
               with identifiable competitive
               advantages whose intrinsic value is
               not reflected in the stock price.
               The Fund invests, under normal
               circumstances, at least 80% of its
               net assets plus any borrowings for
               investment purposes (measured at
               time of purchase) ("Net Assets") in
               a diversified portfolio of equity
               investments in large-cap U.S.
               issuers with public stock market
               capitalizations within the range of
               the market capitalization of
               companies constituting the Russell
               1000 Value Index at the time of
               investment.
   -------------------------------------------------------------------------
    MID CAP    AST GOLDMAN SACHS MID-CAP GROWTH          Goldman Sachs
    GROWTH     PORTFOLIO: seeks long-term growth of    Asset Management,
               capital. The Portfolio pursues its            L.P.
               investment objective, by investing
               primarily in equity securities
               selected for their growth potential,
               and normally invests at least 80% of
               the value of its assets in
               medium-sized companies. Medium-sized
               companies are those whose market
               capitalizations (measured at the
               time of investment) fall within the
               range of companies in the Russell
               Mid-cap Growth Index. The subadvisor
               seeks to identify individual
               companies with earnings growth
               potential that may not be recognized
               by the market at large.
   -------------------------------------------------------------------------
   SMALL CAP   AST GOLDMAN SACHS SMALL-CAP VALUE         Goldman Sachs
     VALUE     PORTFOLIO: seeks long-term capital      Asset Management,
               appreciation. The Portfolio will              L.P.
               seek its objective through
               investments primarily in equity
               securities that are believed to be
               undervalued in the marketplace. The
               Portfolio will invest, under normal
               circumstances, at least 80% of the
               value of its assets plus any
               borrowings for investment purposes
               in small capitalization companies.
               The 80% investment requirement
               applies at the time the Portfolio
               invests its assets. The Portfolio
               generally defines small
               capitalization companies as
               companies with market
               capitalizations that are within the
               range of the Russell 2000 Value
               Index at the time of purchase.
   -------------------------------------------------------------------------
     FIXED     AST HIGH YIELD PORTFOLIO: seeks            J.P. Morgan
    INCOME     maximum total return, consistent           Investment
               with preservation of capital and        Management, Inc.;
               prudent investment management. The         Prudential
               Portfolio will invest, under normal        Investment
               circumstances, at least 80% of its      Management, Inc.
               net assets plus any borrowings for
               investment purposes (measured at
               time of purchase) in non-investment
               grade high yield bonds (also known
               as "junk bonds"), fixed-income
               investments which may be represented
               by forwards or derivatives such as
               options, futures contracts, or swap
               agreements. Non-investment grade
               investments are financial
               instruments rated Ba or lower by
               Moody's Investors Services, Inc. or
               equivalently rated by Standard &
               Poor's Corporation, or Fitch, or, if
               unrated, determined by the
               sub-advisor to be of comparable
               quality.
   -------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
      ASSET     AST HORIZON GROWTH ASSET ALLOCATION         Horizon
      ALLOCA    PORTFOLIO: seeks the highest            Investments, LLC
      TION      potential total return consistent
                with its specified level of risk
                tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      ASSET     AST HORIZON MODERATE ASSET                  Horizon
      ALLOCA    ALLOCATION PORTFOLIO: seeks the         Investments, LLC
      TION      highest potential total return
                consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 40% to 60% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 40% to 60% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL GROWTH PORTFOLIO:     Marsico Capital
    NATIONAL    seeks long-term capital growth.         Management, LLC;
     EQUITY     Under normal circumstances, the         William Blair &
                Portfolio invests at least 80% of         Company, LLC
                the value of its assets in
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL VALUE PORTFOLIO:         LSV Asset
    NATIONAL    seeks long-term capital                   Management;
     EQUITY     appreciation. The Portfolio normally       Thornburg
                invests at least 80% of the                Investment
                Portfolio's assets in equity            Management, Inc.
                securities. The Portfolio will
                invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
    ------------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:       Prudential
     INCOME     seeks to maximize total return,            Investment
                consistent with the preservation of     Management, Inc.
                capital and liquidity needs to meet
                the parameters established to
                support the Highest Daily Lifetime
                Seven, Highest Daily Lifetime 7
                Plus, Highest Daily Lifetime 6 Plus
                and Highest Daily Lifetime Income
                benefits. Please note that you may
                not make purchase payments to this
                Portfolio, and that this Portfolio
                is available only with certain
                living benefits.
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP GROWTH          Jennison Associates
     GROWTH     PORTFOLIO: seeks long-term growth of          LLC
                capital. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a growth
                investment style and will invest in
                stocks it believes could experience
                superior sales or earnings growth,
                or high returns on equity and
                assets. Stocks are selected on a
                company-by-company basis using
                fundamental analysis. The companies
                in which the subadvisor will invest
                generally tend to have a unique
                market niche, a strong new product
                profile or superior management.
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP VALUE           Jennison Associates
      VALUE     PORTFOLIO: seeks capital                      LLC
                appreciation. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a value
                investment style and will invest in
                common stocks that it believes are
                being valued at a discount to their
                intrinsic value, as defined by the
                value of their earnings, free cash
                flow, the value of their assets,
                their private market value, or some
                combination of these factors. The
                subadvisor will look for catalysts
                that will help unlock a common
                stock's true value.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      INTER     AST JPMORGAN INTERNATIONAL EQUITY          J.P. Morgan
    NATIONAL    PORTFOLIO: seeks long-term capital         Investment
     EQUITY     growth by investing in a diversified    Management, Inc.
                portfolio of international equity
                securities. The Portfolio seeks to
                meet its objective by investing,
                under normal market conditions, at
                least 80% of its assets in a
                diversified portfolio of equity
                securities of companies located or
                operating in developed non-U.S.
                countries and emerging markets of
                the world. The equity securities
                will ordinarily be traded on a
                recognized foreign securities
                exchange or traded in a foreign
                over-the-counter market in the
                country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    ------------------------------------------------------------------------
      ASSET     AST J.P. MORGAN STRATEGIC                  J.P. Morgan
      ALLOCA    OPPORTUNITIES PORTFOLIO: seeks to          Investment
      TION      maximize total return, consisting of    Management, Inc.
                capital appreciation and current
                income. The Portfolio invests in
                securities and financial instruments
                to gain exposure to global equity,
                global fixed income and cash
                equivalent markets, including global
                currencies. The Portfolio may invest
                in equity and fixed income
                securities (including non-investment
                grade bonds or "junk bonds") of
                issuers located within and outside
                the United States or in open-end
                investment companies advised by J.P.
                Morgan Investment Management, Inc.,
                the Portfolio's subadvisor, to gain
                exposure to certain global equity
                and global fixed income markets.
    ------------------------------------------------------------------------
    LARGE CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks       Eaton Vance
      VALUE     current income and long-term growth        Management;
                of income, as well as capital           Hotchkis and Wiley
                appreciation. The Portfolio invests,         Capital
                under normal circumstances, at least     Management, LLC
                80% of its net assets in common
                stocks of large capitalization
                companies. Large capitalization
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
    ------------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE FIXED INCOME       Lord, Abbett & Co.
     INCOME     PORTFOLIO (formerly AST Lord Abbett            LLC
                Bond- Debenture Portfolio): seeks
                income and capital appreciation to
                produce a high total return. Under
                normal market conditions, the
                Portfolio pursues its investment
                objective by investing at least 80%
                of its net assets in debt (or fixed
                income) securities of various types.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities; senior
                loans, and loan participations and
                assignments; and derivative
                instruments, such as options,
                futures contracts, forward contracts
                or swap agreements. The Portfolio
                attempts to manage interest rate
                risk through its management of the
                average duration of the securities
                it holds in its portfolio. The
                Portfolio expects to maintain its
                average duration range within two
                years of the bond market's duration
                as measured by the Barclays Capital
                U.S. Aggregate Bond Index (which was
                approximately five years as of
                December 31, 2010).
    ------------------------------------------------------------------------
    LARGE CAP   AST MARSICO CAPITAL GROWTH               Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.         Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadvisor has observed.
                The subadvisor then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out and replacing existing
                positions or responding to
                exceptional market conditions.
    ------------------------------------------------------------------------
      INTER     AST MFS GLOBAL EQUITY PORTFOLIO:          Massachusetts
    NATIONAL    seeks capital growth. Under normal      Financial Services
     EQUITY     circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio may invest
                in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
    ------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
   LARGE CAP   AST MFS GROWTH PORTFOLIO: seeks            Massachusetts
    GROWTH     long-term capital growth and future,    Financial Services
               rather than current income. Under             Company
               normal market conditions, the
               Portfolio invests at least 80% of
               its net assets in common stocks and
               related securities, such as
               preferred stocks, convertible
               securities and depositary receipts.
               The subadvisor focuses on investing
               the Portfolio's assets in the stocks
               of companies it believes to have
               above-average earnings growth
               potential compared to other
               companies. The subadvisor uses a
               "bottom up" as opposed to a "top
               down" investment style in managing
               the Portfolio.
   --------------------------------------------------------------------------
    MID CAP    AST MID-CAP VALUE PORTFOLIO: seeks       EARNEST Partners
     VALUE     to provide capital growth by                LLC; WEDGE
               investing primarily in                        Capital
               mid-capitalization stocks that            Management, LLP
               appear to be undervalued. The
               Portfolio generally invests, under
               normal circumstances, at least 80%
               of the value of its net assets in
               mid- capitalization companies.
               Mid-capitalization companies are
               generally those that have market
               capitalizations, at the time of
               purchase, within the market
               capitalization range of companies
               included in the Russell Midcap(R)
               Value Index during the previous
               12-months based on month-end data.
   --------------------------------------------------------------------------
     FIXED     AST MONEY MARKET PORTFOLIO: seeks           Prudential
    INCOME     high current income while                   Investment
               maintaining high levels of               Management, Inc.
               liquidity. The Portfolio invests in
               high-quality, short-term, U.S.
               dollar denominated corporate, bank
               and government obligations. The
               Portfolio will invest in securities
               which have effective maturities of
               not more than 397 days.
   --------------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN MID-CAP GROWTH      Neuberger Berman
    GROWTH     PORTFOLIO: seeks capital growth.          Management LLC
               Under normal market conditions, the
               Portfolio invests at least 80% of
               its net assets in the common stocks
               of mid-capitalization companies.
               Mid-capitalization companies are
               those companies whose market
               capitalization is within the range
               of market capitalizations of
               companies in the Russell Midcap(R)
               Growth Index. Using fundamental
               research and quantitative analysis,
               the subadvisor looks for
               fast-growing companies that are in
               new or rapidly evolving industries.
               The Portfolio may invest in foreign
               securities (including emerging
               markets securities).
   --------------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN/LSV MID-CAP             LSV Asset
     VALUE     VALUE PORTFOLIO: seeks capital              Management;
               growth. Under normal market              Neuberger Berman
               conditions, the Portfolio invests at      Management LLC
               least 80% of its net assets in the
               common stocks of medium
               capitalization companies. For
               purposes of the Portfolio, companies
               with market capitalizations that
               fall within the range of the Russell
               Midcap(R) Value Index at the time of
               investment are considered medium
               capitalization companies. Some of
               the Portfolio's assets may be
               invested in the securities of
               large-cap companies as well as in
               small-cap companies. Neuberger
               Berman looks for well-managed
               companies whose stock prices are
               undervalued and that may rise in
               price before other investors realize
               their worth. LSV Asset Management
               (LSV) follows an active investment
               strategy utilizing a quantitative
               investment model to evaluate and
               recommend investment decisions for
               its portion of the Portfolio in a
               bottom-up, contrarian value approach.
   --------------------------------------------------------------------------
     INTER     AST PARAMETRIC EMERGING MARKETS         Parametric Portfolio
   NATIONAL    EQUITY PORTFOLIO: seeks long-term         Associates LLC
    EQUITY     capital appreciation. The Portfolio
               normally invests at least 80% of its
               net assets in equity securities of
               issuers (i) located in emerging
               market countries, which are
               generally those not considered to be
               developed market countries, or (ii)
               included (or considered for
               inclusion) as emerging markets
               issuers in one or more broad-based
               market indices. Emerging market
               countries are generally countries
               not considered to be developed
               market countries, and therefore not
               included in the Morgan Stanley
               Capital International (MSCI) World
               Index. A company will be considered
               to be located in an emerging market
               country if it is domiciled in or
               derives more that 50% of its
               revenues or profits from emerging
               market countries. The Portfolio
               seeks to employ a top-down,
               disciplined and structured
               investment process that emphasizes
               broad exposure and diversification
               among emerging market countries,
               economic sectors and issuers.
   --------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
      FIXED     AST PIMCO LIMITED MATURITY BOND        Pacific Investment
     INCOME     PORTFOLIO: seeks to maximize total        Management
                return consistent with preservation       Company LLC
                of capital and prudent investment           (PIMCO)
                management. The Portfolio will
                invest, under normal circumstances,
                at least 80% of the value of its net
                assets in fixed- income investments,
                which may be represented by forwards
                or derivatives such as options,
                futures contracts, or swap
                agreements. The average portfolio
                duration normally varies within a
                one -to-three year time-frame based
                on the subadvisor's forecast of
                interest rates. The Portfolio may
                invest up to 10% total assets in
                non-investment grade bonds which are
                commonly known as "junk bonds".
    -----------------------------------------------------------------------
      FIXED     AST PIMCO TOTAL RETURN BOND            Pacific Investment
     INCOME     PORTFOLIO: seeks to maximize total        Management
                return consistent with preservation       Company LLC
                of capital and prudent investment           (PIMCO)
                management. The Portfolio will
                invest, under normal circumstances,
                at least 80% of the value of its net
                assets in fixed income investments,
                which may be represented by forwards
                or derivatives such as options,
                futures contracts, or swap
                agreements. The average portfolio
                duration normally varies within two
                years (+/-) of the duration of the
                Barclay's Capital U.S. Aggregate
                Bond Index. The Portfolio may invest
                up to 10% total assets in
                non-investment grade bonds which are
                commonly known as "junk bonds".
    -----------------------------------------------------------------------
      ASSET     AST PRESERVATION ASSET ALLOCATION         Prudential
      ALLOCA    PORTFOLIO: seeks to obtain a total     Investments LLC;
      TION      return consistent with its specified     Quantitative
                level of risk. The Portfolio              Management
                primarily invests its assets in a       Associates LLC
                diversified portfolio of other
                mutual funds, within the Advanced
                Series Trust and certain affiliated
                money market funds. Under normal
                market conditions, the Portfolio
                will devote approximately 35% of its
                net assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 27.5% to
                42.5%), and 65% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 57.5% to 72.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities, ETFs, and
                futures contracts, swap agreements
                and other financial and derivative
                instruments.
    -----------------------------------------------------------------------
    LARGE CAP   AST QMA US EQUITY ALPHA PORTFOLIO:       Quantitative
      BLEND     seeks long term capital                   Management
                appreciation. The portfolio utilizes    Associates LLC
                a long/short investment strategy and
                will normally invest at least 80% of
                its net assets plus borrowings in
                equity and equity related securities
                of US issuers. The benchmark index
                is the Russell 1000(R) which is
                comprised of stocks representing
                more than 90% of the market cap of
                the US market and includes the
                largest 1000 securities in the
                Russell 3000(R) index.
    -----------------------------------------------------------------------
      ASSET     AST QUANTITATIVE MODELING PORTFOLIO:     Quantitative
      ALLOCA    seeks a high potential return while       Management
      TION      attempting to mitigate downside risk    Associates LLC
                during adverse market cycles. The
                Portfolio is comprised of a blend of
                equities and fixed income. Upon the
                commencement of operations of the
                Portfolio, approximately 90% of the
                Portfolio's net assets will be
                allocated to the capital growth
                segment, with the remainder of its
                net assets (i.e., approximately 10%)
                being allocated to the fixed-income
                segment. Asset allocation transfers
                within the Portfolio between the
                capital growth segment and the fixed
                income segment will be governed
                primarily by the application of a
                quantitative model. The model,
                however, will not generate: (i) a
                transfer to the capital growth
                segment from the fixed-income
                segment that would result in more
                than 90% of the Portfolio's net
                assets being allocated to the
                capital growth segment, (ii) a
                transfer to the fixed-income segment
                from the capital growth segment that
                would result in more than 90% of the
                Portfolio's net assets being
                allocated to the fixed-income
                segment, or (iii) a large-scale
                transfer between the Portfolio's
                segments that exceeds certain
                pre-determined percentage
                thresholds. An Owner's specific
                investment experience will depend,
                in part, on how the Portfolio's
                assets were allocated between the
                capital growth segment and the
                fixed-income segment during the
                period in which the Owner was
                invested in the Portfolio.
    -----------------------------------------------------------------------
      ASSET     AST SCHRODERS MULTI-ASSET WORLD            Schroder
      ALLOCA    STRATEGIES PORTFOLIO: seeks               Investment
      TION      long-term capital appreciation         Management North
                through a global flexible asset          America Inc.
                allocation approach. This asset
                allocation approach entails
                investing in traditional asset
                classes, such as equity and
                fixed-income investments, and
                alternative asset classes, such as
                investments in real estate,
                commodities, currencies, private
                equity, non-investment grade bonds,
                Emerging Market Debt and absolute
                return strategies. The sub-advisor
                seeks to emphasize the management of
                risk and volatility. Exposure to
                different asset classes and
                investment strategies will vary over
                time based upon the subadvisor's
                assessments of changing market,
                economic, financial and political
                factors and events.
    -----------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP GROWTH PORTFOLIO:           Eagle Asset
     GROWTH     seeks long-term capital growth. The     Management, Inc.
                Portfolio pursues its objective by
                investing, under normal
                circumstances, at least 80% of the
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Growth Index at the
                time of the Portfolio's investment.
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP VALUE PORTFOLIO: seeks      ClearBridge
      VALUE     to provide long-term capital growth    Advisors, LLC; J.P.
                by investing primarily in              Morgan Investment
                small-capitalization stocks that       Management, Inc.;
                appear to be undervalued. The          Lee Munder Capital
                Portfolio invests, under normal            Group, LLC
                circumstances, at least 80% of the
                value of its assets in small
                capitalization companies. Small
                capitalization companies are
                generally defined as stocks of
                companies with market
                capitalizations that are within the
                market capitalization range of the
                Russell 2000(R) Value Index.
                Securities of companies whose market
                capitalizations no longer meet the
                definition of small capitalization
                companies after purchase by the
                Portfolio will still be considered
                to be small capitalization companies
                for purposes of the Portfolio's
                policy of investing at least 80% of
                its assets in small capitalization
                companies.
    ------------------------------------------------------------------------
      ASSET     AST T. ROWE PRICE ASSET ALLOCATION       T. Rowe Price
      ALLOCA    PORTFOLIO: seeks a high level of        Associates, Inc.
      TION      total return by investing primarily
                in a diversified portfolio of equity
                and fixed income securities. The
                Portfolio normally invests
                approximately 60% of its total
                assets in equity securities and 40%
                in fixed income securities. This mix
                may vary over shorter time periods
                depending on the subadvisor's
                outlook for the markets. The
                subadvisor concentrates common stock
                investments in larger, more
                established companies, but the
                Portfolio may include small and
                medium-sized companies with good
                growth prospects. The fixed income
                portion of the Portfolio will be
                allocated among investment grade
                securities, high yield or "junk"
                bonds, emerging market securities,
                foreign high quality debt securities
                and cash reserves.
    ------------------------------------------------------------------------
      FIXED     AST T. ROWE PRICE GLOBAL BOND            T. Rowe Price
     INCOME     PORTFOLIO: seeks to provide high        Associates, Inc.
                current income and capital growth by
                investing in high-quality foreign
                and U.S. dollar-denominated bonds.
                The Portfolio will normally invest
                at least 80% of its total assets in
                fixed income securities. The
                Portfolio invests in all types of
                bonds, including those issued or
                guaranteed by U.S. or foreign
                governments or their agencies and by
                foreign authorities, provinces and
                municipalities as well as investment
                grade corporate bonds,
                mortgage-related and asset- backed
                securities, and high-yield bonds of
                U.S. and foreign issuers. The
                Portfolio generally invests in
                countries where the combination of
                fixed-income returns and currency
                exchange rates appears attractive,
                or, if the currency trend is
                unfavorable, where the subadvisor
                believes that the currency risk can
                be minimized through hedging. The
                Portfolio may also invest in
                convertible securities, commercial
                paper and bank debt and loan
                participations. The Portfolio may
                invest up to 20% of its assets in
                the aggregate in below
                investment-grade, high-risk bonds
                ("junk bonds") and emerging market
                bonds. In addition, the Portfolio
                may invest up to 30% of its assets
                in mortgage-related (including
                mortgage dollar rolls and
                derivatives, such as collateralized
                mortgage obligations and stripped
                mortgage securities) and
                asset-backed securities. The
                Portfolio may invest in futures,
                swaps and other derivatives in
                keeping with its objective.
    ------------------------------------------------------------------------
    LARGE CAP   AST T. ROWE PRICE LARGE-CAP GROWTH       T. Rowe Price
     GROWTH     PORTFOLIO: seeks long-term growth of    Associates, Inc.
                capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market cap is
                larger than the median market cap of
                companies in the Russell 1000 Growth
                Index as of the time of purchase.
    ------------------------------------------------------------------------
    SPECIALTY   AST T. ROWE PRICE NATURAL RESOURCES      T. Rowe Price
                PORTFOLIO: seeks long-term capital      Associates, Inc.
                growth primarily through investing
                in the common stocks of companies
                that own or develop natural
                resources (such as energy products,
                precious metals and forest products)
                and other basic commodities. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its assets in natural
                resource companies. The Portfolio
                may also invest in non-resource
                companies with the potential for
                growth. The Portfolio looks for
                companies that have the ability to
                expand production, to maintain
                superior exploration programs and
                production facilities, and the
                potential to accumulate new
                resources. Although at least 50% of
                Portfolio assets will be invested in
                U.S. securities, up to 50% of total
                assets also may be invested in
                foreign securities.
    ------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET     AST WELLINGTON MANAGEMENT HEDGED           Wellington
     ALLOCA    EQUITY PORTFOLIO (formerly AST             Management
     TION      Aggressive Asset Allocation               Company, LLP
               Portfolio): Seeks to outperform its
               blended benchmark index over a full
               market cycle. The Portfolio will use
               a broad spectrum of Wellington
               Management's equity investment
               strategies to invest in a broadly
               diversified portfolio of common
               stocks while also pursuing a
               downside risk overlay. The Portfolio
               will normally invest at least 80% of
               its assets in common stocks of
               small, medium and large companies
               and may also invest up to 30% of its
               assets in equity securities of
               foreign issuers and non-dollar
               securities.
   -------------------------------------------------------------------------
     FIXED     AST WESTERN ASSET CORE PLUS BOND          Western Asset
    INCOME     PORTFOLIO: seeks to maximize total         Management
               return, consistent with prudent              Company
               investment management and liquidity
               needs. The Portfolio's current
               target average duration is generally
               2.5 to 7 years. The Portfolio
               pursues this objective by investing
               in all major fixed income sectors
               with a bias towards non-Treasuries.
               The Portfolio has the ability to
               invest up to 20% in below investment
               grade securities. Securities rated
               below investment grade are commonly
               known as "junk bonds" or "high
               yield" securities.
   -------------------------------------------------------------------------
                FIRST DEFINED PORTFOLIO FUND, LLC
   -------------------------------------------------------------------------
   SPECIALTY   FIRST TRUST TARGET FOCUS FOUR          First Trust Advisors
               PORTFOLIO: seeks to provide                   L.P.
               above-average capital appreciation.
               The Portfolio seeks to achieve its
               objective by investing in the common
               stocks of companies which are
               selected by applying four separate
               uniquely specialized strategies (the
               "Focus Four Strategy"). The Focus
               Four Strategy adheres to a
               disciplined investment process that
               targets the following four
               strategies: The Dow(R) Target
               Dividend Strategy, Value Line(R)
               Target 25 Strategy, S&P Target SMid
               60 Strategy, and NYSE(R)
               International Target 25 Strategy.
   -------------------------------------------------------------------------
   SPECIALTY   GLOBAL DIVIDEND TARGET 15 PORTFOLIO:   First Trust Advisors
               seeks to provide above-average total          L.P.
               return. The Portfolio seeks to
               achieve its objective by investing
               in common stocks issued by companies
               that are expected to provide income
               and to have the potential for
               capital appreciation. The Portfolio
               invests primarily in the common
               stocks of the companies which are
               components of the Dow Jones
               Industrial Average/sm/ ("DJIA/sm/"),
               the Financial Times Industrial
               Ordinary Share Index ("FT Index")
               and the Hang Seng Index. The
               Portfolio primarily consists of
               common stocks of the five companies
               with the lowest per share stock
               prices of the ten companies in each
               of the DJIA/sm/, FT Index and Hang
               Seng Index, respectively, that have
               the highest dividend yields in the
               respective index on or about the
               applicable stock selection date.
               Each security is initially equally
               weighted in the portfolio on or
               about the applicable stock selection
               date.
   -------------------------------------------------------------------------
   SPECIALTY   NASDAQ(R) TARGET 15 PORTFOLIO: seeks   First Trust Advisors
               to provide above-average total                L.P.
               return. Beginning with the stocks in
               the NASDAQ-100 Index(R) on or about
               the applicable stock selection date,
               the Portfolio selects fifteen stocks
               based on a multi-factor model. A
               modified market capitalization
               approach is used to initially weight
               each security in the portfolio.
   -------------------------------------------------------------------------
   SPECIALTY   S&P(R) TARGET 24 PORTFOLIO: seeks to   First Trust Advisors
               provide above-average total return.           L.P.
               Beginning with the stocks in the
               Standard & Poor's 500 Index ("S&P
               500 Index"), on or about the
               applicable stock selection date, the
               Portfolio selects three stocks from
               each of the eight largest economic
               sectors of the S&P 500 Index. The
               twenty-four stocks are selected
               based on a multi-factor model and a
               modified market capitalization
               approach is used to initially weight
               each security in the portfolio.
   -------------------------------------------------------------------------
   SPECIALTY   TARGET MANAGED VIP PORTFOLIO: seeks    First Trust Advisors
               to provide above-average total                L.P.
               return. The Portfolio seeks to
               achieve its objective by investing
               in common stocks of the companies
               that are identified based on six
               uniquely specialized strategies -
               The Dow(R) DART 5, the European
               Target 20, the NASDAQ(R) Target 15,
               the S&P(R) Target 24, the Target
               Small- Cap and the Value Line(R)
               Target 25. Each strategy employs a
               quantitative approach by screening
               common stocks for certain attributes
               and/or using a multi-factor scoring
               system to select the common stocks.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
   SPECIALTY   THE DOW(R) TARGET DIVIDEND              First Trust Advisors
               PORTFOLIO: seeks to provide                    L.P.
               above-average total return. The
               Portfolio seeks to achieve its
               objective by investing in common
               stocks issued by companies that are
               expected to provide income and to
               have the potential for capital
               appreciation. Beginning with the
               stocks in The Dow Jones U.S.Select
               Dividend Index/sm/, on or about the
               applicable stock selection date, the
               Portfolio selects twenty common
               stocks based on a multi-factor
               model. Each security is initially
               expected to be relatively equally
               weighted in the portfolio on or
               about the applicable stock selection
               date.
   --------------------------------------------------------------------------
   SPECIALTY   THE DOW(R) DART 10 PORTFOLIO: seeks     First Trust Advisors
               to provide above-average total                 L.P.
               return. The Portfolio seeks to
               achieve its objective by investing
               in common stocks issued by companies
               that are expected to provide income
               and to have the potential for
               capital appreciation. The Portfolio
               invests primarily in the common
               stocks of the ten companies in the
               DJIA that have the highest combined
               dividend yields and buyback ratios
               on or about the applicable stock
               selection date. Each security is
               initially expected to be relatively
               equally weighted in the portfolio on
               or about the applicable stock
               selection date.
   --------------------------------------------------------------------------
   SPECIALTY   VALUE LINE(R) TARGET 25 PORTFOLIO:      First Trust Advisors
               seeks to provide above-average                 L.P.
               capital appreciation. The Portfolio
               seeks to achieve its objective by
               investing in 25 of the 100 common
               stocks that Value Line(R) gives a #1
               ranking for Timeliness/tm/. Value
               Line(R) ranks approximately 1,700
               stocks of which 100 are given their
               #1 ranking for Timeliness(TM) which
               measures Value Line's view of their
               probable price performance during
               the next six to 12 months relative
               to the others. Beginning with the
               100 stocks that Value Line(R) ranks
               #1 for Timeliness(TM), on or about
               the applicable stock selection date,
               the Portfolio selects twenty five
               stocks based on a multi-factor
               model. A modified market
               capitalization approach is used to
               initially weight each security in
               the portfolio.
   --------------------------------------------------------------------------
                   FRANKLIN TEMPLETON VARIABLE
                     INSURANCE PRODUCTS TRUST
   --------------------------------------------------------------------------
   MODERATE    FRANKLIN TEMPLETON VIP FOUNDING         Franklin Templeton
      ALLO     FUNDS ALLOCATION FUND: Seeks capital       Services, LLC
    CATION     appreciation, with income as a
               secondary goal. The Fund normally
               invests equal portions in Class 1
               shares of Franklin Income Securities
               Fund; Mutual Shares Securities Fund;
               and Templeton Growth Securities Fund.
   --------------------------------------------------------------------------
               NATIONWIDE VARIABLE INSURANCE TRUST
   --------------------------------------------------------------------------
     INTER     NVIT DEVELOPING MARKETS FUND: seeks       Nationwide Fund
   NATIONAL    long-term capital appreciation,          Advisors/ Baring
    EQUITY     under normal conditions by investing       International
               at least 80% of the value of its net    Investment Limited
               assets in equity securities of
               companies of any size based in the
               world's developing market countries.
               The Fund typically maintains
               investments in at least six
               countries at all times with no more
               than 35% of the value of its net
               assets invested in securities of any
               one country.
   --------------------------------------------------------------------------
                   AIM VARIABLE INSURANCE FUNDS
   --------------------------------------------------------------------------
    MID CAP    AIM VARIABLE INSURANCE FUNDS             Invesco Advisers,
    GROWTH     (INVESCO VARIABLE INSURANCE FUNDS) -           Inc.
               INVESCO V.I. CAPITAL DEVELOPMENT
               FUND - SERIES I SHARES: seeks
               long-term capital growth. The Fund
               invests primarily in equity
               securities of mid-capitalization
               issuers.
   --------------------------------------------------------------------------
   SPECIALTY   AIM VARIABLE INSURANCE FUNDS             Invesco Advisers,
               (INVESCO VARIABLE INSURANCE FUNDS) -           Inc.
               INVESCO V.I. DIVIDEND GROWTH FUND -
               SERIES I SHARES: seeks to provide
               reasonable current income and
               long-term growth of income and
               capital. The Fund will normally
               invest at least 80% of its net
               assets (plus any borrowings for
               investment purposes) in common
               stocks of companies which pay
               dividends and have the potential for
               increasing dividends.
   --------------------------------------------------------------------------
   SPECIALTY   AIM VARIABLE INSURANCE FUNDS             Invesco Advisers,
               (INVESCO VARIABLE INSURANCE FUNDS) -           Inc.
               INVESCO V.I. GLOBAL HEALTH CARE FUND
               - SERIES I SHARES: seeks long-term
               growth of capital. The Fund invests,
               under normal circumstances, at least
               80% of net assets (plus borrowings
               for investment purposes) in
               securities issued by domestic and
               foreign companies and governments
               engaged primarily in the health care
               industry.
   --------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
     ----------------------------------------------------------------------
     SPECIALTY   AIM VARIABLE INSURANCE FUNDS           Invesco Advisers,
                 (INVESCO VARIABLE INSURANCE FUNDS) -         Inc.
                 INVESCO V.I. TECHNOLOGY FUND -
                 SERIES I SHARES: seeks long-term
                 growth of capital. The Fund invests,
                 under normal circumstances, at least
                 80% of net assets (plus borrowings
                 for investment purposes) in
                 securities of issuers engaged
                 primarily in technology-related
                 industries. The Fund invests
                 primarily in equity securities.
     ----------------------------------------------------------------------
                              PROFUND VP
     ----------------------------------------------------------------------
      EACH PROFUND VP PORTFOLIO DESCRIBED BELOW IS DESIGNED TO SEEK DAILY
      INVESTMENT RESULTS THAT, BEFORE FEES AND EXPENSES, CORRESPOND TO THE
      PERFORMANCE OF A DAILY BENCHMARK, SUCH AS THE DAILY PRICE
      PERFORMANCE, THE INVERSE (OPPOSITE) OF THE DAILY PRICE PERFORMANCE,
      A MULTIPLE OF THE DAILY PRICE PERFORMANCE, OF AN INDEX OR SECURITY.
      ULTRA PROFUND VPS ARE DESIGNED TO CORRESPOND TO A MULTIPLE OF THE
      DAILY PERFORMANCE OF AN UNDERLYING INDEX. INVERSE PROFUND VPS ARE
      DESIGNED TO CORRESPOND TO THE INVERSE (OPPOSITE) OF THE DAILY
      PERFORMANCE OF AN UNDERLYING INDEX. THE INVESTMENT STRATEGY OF SOME
      OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE
      DAILY INVESTMENT RESULTS OF THE APPLICABLE INDEX OR SECURITY. IT IS
      RECOMMENDED THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL
      ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC OR
      TACTICAL ASSET ALLOCATION STRATEGY INVEST IN THESE PORTFOLIOS. THE
      PORTFOLIOS ARE ARRANGED BASED ON THE INDEX ON WHICH ITS INVESTMENT
      STRATEGY IS BASED.
     ----------------------------------------------------------------------
     SPECIALTY   PROFUND VP BULL: seeks daily           ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the S&P
                 500(R)(the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ----------------------------------------------------------------------
     SPECIALTY   PROFUND VP BEAR: seeks daily           ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 inverse (opposite) of the daily
                 performance of the S&P 500(R)(the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the inverse
                 (opposite) of the daily return of
                 the Index.
     ----------------------------------------------------------------------
     SPECIALTY   PROFUND VP ULTRABULL: seeks daily      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to twice
                 (200%) the daily performance of the
                 S&P 500(R) (the "Index"). To meet
                 its investment objective, the Fund
                 invests equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as twice (200%) the
                 daily return of the Index.
     ----------------------------------------------------------------------
      THE S&P 500(R) IS A MEASURE OF LARGE-CAP U.S. STOCK MARKET
      PERFORMANCE. IT IS A FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED
      INDEX OF 500 U.S. OPERATING COMPANIES AND REAL ESTATE INVESTMENT
      TRUSTS SELECTED THROUGH A PROCESS THAT FACTORS CRITERIA SUCH AS
      LIQUIDITY, PRICE, MARKET CAPITALIZATION AND FINANCIAL VIABILITY.
     ----------------------------------------------------------------------
     SPECIALTY   PROFUND VP NASDAQ-100: seeks daily     ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the NASDAQ-100
                 Index(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ----------------------------------------------------------------------
     SPECIALTY   PROFUND VP SHORT NASDAQ-100: seeks     ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the inverse (opposite) of the
                 daily performance of the NASDAQ-100
                 Index(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests in derivatives that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the inverse
                 (opposite) of the daily return of
                 the Index.
     ----------------------------------------------------------------------
     SPECIALTY   PROFUND VP ULTRANASDAQ-100: seeks      ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to twice (200%) the daily
                 performance of the NASDAQ-100
                 Index(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as twice (200%) the
                 daily return of the Index(R).
     ----------------------------------------------------------------------
      THE NASDAQ-100 INDEX(R) INCLUDES 100 OF THE LARGEST NON-FINANCIAL
      DOMESTIC AND INTERNATIONAL ISSUES LISTED ON THE NASDAQ STOCK MARKET.
     ----------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP ULTRASMALL-CAP: seeks       ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to twice (200%) the daily
                 performance of the Russell 2000(R)
                 Index (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP SHORT SMALL-CAP: seeks      ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the inverse (opposite) of the
                 daily performance of the Russell
                 2000(R) Index (the "Index"). To meet
                 its investment objective, the Fund
                 invests in derivatives that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the inverse
                 (opposite) of the daily return of
                 the Index.
     ---------------------------------------------------------------------
      THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAP U.S. STOCK MARKET
      PERFORMANCE. IT IS AN ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX
      CONTAINING APPROXIMATELY 2000 OF THE SMALLEST COMPANIES IN THE
      RUSSELL 3000 INDEX OR APPROXIMATELY 8% OF THE TOTAL MARKET
      CAPITALIZATION OF THE RUSSELL 3000 INDEX, WHICH IN TURN REPRESENTS
      APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP ULTRAMID-CAP: seeks daily   ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to twice
                 (200%) the daily performance of the
                 S&P MidCap 400(R) (the "Index"). To
                 meet its investment objective, the
                 Fund invests equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as twice (200%) the
                 daily return of the Index.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP SHORT MID-CAP: seeks        ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the inverse (opposite) of the
                 daily performance of the S&P MidCap
                 400(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests in derivatives that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the inverse
                 (opposite) of the daily return of
                 the Index.
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R) IS A MEASURE OF MID-SIZE COMPANY U.S. STOCK
      MARKET PERFORMANCE. IT IS A FLOAT-ADJUSTED MARKET CAPITALIZATION
      WEIGHTED INDEX OF 400 U.S. OPERATING COMPANIES AND REAL ESTATE
      INVESTMENT TRUSTS SELECTED THROUGH A PROCESS THAT FACTORS CRITERIA
      SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION AND FINANCIAL
      VIABILITY.
     ---------------------------------------------------------------------
     SMALL CAP   PROFUND VP SMALL-CAP VALUE: seeks      ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 SmallCap 600(R)/Citigroup Value
                 Index (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
     SMALL CAP   PROFUND VP SMALL-CAP GROWTH: seeks     ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 SmallCap 600(R)/Citigroup Growth
                 Index(R)(the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P SMALLCAP 600/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P SMALLCAP
      600 THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM. (NOTE: THE S&P SMALLCAP 600(R) INDEX IS A
      FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX OF 600 U.S.
      OPERATING COMPANIES. SECURITIES ARE SELECTED FOR INCLUSION IN THE
      INDEX BY AN S&P COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT
      FACTORS CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION,
      FINANCIAL VIABILITY, AND PUBLIC FLOAT.)
     ---------------------------------------------------------------------
     LARGE CAP   PROFUND VP LARGE-CAP VALUE: seeks      ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 500(R)/Citigroup Value Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      S&P 500(R)/CITIGROUP VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF LARGE-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
     LARGE CAP   PROFUND VP LARGE-CAP GROWTH: seeks     ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 500(R)/Citigroup Growth Index(R).
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P 500(R)/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF LARGE-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P 500 THAT
      HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE GROWTH-VALUE
      SPECTRUM.
     ---------------------------------------------------------------------
      MID CAP    PROFUND VP MID-CAP VALUE: seeks        ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 MidCap 400(R)/Citigroup Value
                 Index(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R)/CITIGROUP VALUE INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISED OF STOCKS REPRESENTING APPROXIMATELY HALF THE
      MARKET CAPITALIZATION OF THE S&P MIDCAP 400 THAT HAVE BEEN
      IDENTIFIED AS BEING ON THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
      MID CAP    PROFUND VP MID-CAP GROWTH: seeks       ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 MidCap 400(R)/Citigroup Growth
                 Index(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R)/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P MIDCAP 400
      THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP ASIA 30: seeks daily        ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the ProFunds
                 Asia 30 Index(R) (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities
                 and derivatives that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE PROFUNDS ASIA 30 INDEX, CREATED BY PROFUND ADVISORS, IS
      COMPOSED OF 30 COMPANIES WHOSE PRINCIPAL OFFICES ARE LOCATED IN THE
      ASIA/PACIFIC REGION, EXCLUDING JAPAN, AND WHOSE SECURITIES ARE
      TRADED ON U.S. EXCHANGES OR ON THE NASDAQ AS DEPOSITORY RECEIPTS OR
      ORDINARY SHARES. THE COMPONENT COMPANIES IN THE PROFUNDS ASIA 30
      INDEX ARE DETERMINED ANNUALLY BASED UPON THEIR U.S. DOLLAR-TRADED
      VOLUME. THEIR RELATIVE WEIGHTS ARE DETERMINED BASED ON THE MODIFIED
      MARKET CAPITALIZATION METHOD.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP EUROPE 30: seeks daily      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the ProFunds
                 Europe 30 Index(R) (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities
                 and derivatives that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE PROFUNDS EUROPE 30 INDEX, CREATED BY PROFUND ADVISORS, IS
      COMPOSED OF COMPANIES WHOSE PRINCIPAL OFFICES ARE LOCATED IN EUROPE
      AND WHOSE SECURITIES ARE TRADED ON U.S. EXCHANGES OR ON THE NASDAQ
      AS DEPOSITARY RECEIPTS OR ORDINARY SHARES. THE COMPONENT COMPANIES
      IN THE PROFUNDS EUROPE 30 INDEX ARE DETERMINED ANNUALLY BASED UPON
      THEIR U.S. DOLLAR- TRADED VOLUME. THEIR RELATIVE WEIGHTS ARE
      DETERMINED BASED ON A MODIFIED MARKET CAPITALIZATION METHOD.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP JAPAN: seeks daily          ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Nikkei 225
                 Stock Average (the "Index"). To meet
                 its investment objective, the Fund
                 invests equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as twice (200%) the
                 daily return of the Index(R). The
                 Fund seeks to provide a return
                 consistent with an investment in the
                 component equities in the Nikkei 225
                 Stock Average hedged to U.S.
                 dollars. The Fund determines its
                 success in meeting this investment
                 objective by comparing its daily
                 return on a given day with the daily
                 performance of the
                 dollar-denominated Nikkei 225
                 futures contracts traded in the
                 United States.
     ---------------------------------------------------------------------
      THE NIKKEI 225 STOCK AVERAGE ("NIKKEI" ) IS A MODIFIED
      PRICE-WEIGHTED INDEX OF THE 225 MOST ACTIVELY TRADED AND LIQUID
      JAPANESE COMPANIES LISTED IN THE FIRST SECTION OF THE TOKYO STOCK
      EXCHANGE (TSE). THE NIKKEI IS CALCULATED FROM THE PRICES OF THE 225
      TSE FIRST SECTION STOCKS SELECTED TO REPRESENT A BROAD
      CROSS-SECTION OF JAPANESE INDUSTRIES AND THE OVERALL PERFORMANCE OF
      THE JAPANESE EQUITY MARKET. NIHON KEIZAI SHIMBUN, INC. IS THE
      SPONSOR OF THE INDEX. COMPANIES IN THE NIKKEI ARE REVIEWED
      ANNUALLY. EMPHASIS IS PLACED ON MAINTAINING THE INDEX'S HISTORICAL
      CONTINUITY WHILE KEEPING THE INDEX COMPOSED OF STOCKS WITH HIGH
      MARKET LIQUIDITY. THE SPONSOR CONSULTS WITH VARIOUS MARKET EXPERTS,
      CONSIDERS COMPANY SPECIFIC INFORMATION AND THE OVERALL COMPOSITION
      OF THE INDEX.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP BANKS: seeks daily          ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Banks Index(R) (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. BANKS INDEX MEASURES THE PERFORMANCE OF THE
      BANKING SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, REGIONAL AND MAJOR U.S. DOMICILED BANKS
      ENGAGED IN A WIDE RANGE OF FINANCIAL SERVICES, INCLUDING RETAIL
      BANKING, LOANS AND MONEY TRANSMISSIONS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP BASIC MATERIALS: seeks      ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Basic Materials Index
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. BASIC MATERIALS INDEX MEASURES THE PERFORMANCE
      OF THE BASIC MATERIALS SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES ARE INVOLVED IN THE PRODUCTION OF ALUMINUM, STEEL, NON
      FERROUS METALS, COMMODITY CHEMICALS, SPECIALTY CHEMICALS, FOREST
      PRODUCTS, PAPER PRODUCTS, AS WELL AS THE MINING OF PRECIOUS METALS
      AND COAL.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP BIOTECHNOLOGY: seeks        ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Biotechnology Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. BIOTECHNOLOGY INDEX MEASURES THE PERFORMANCE OF
      THE BIOTECHNOLOGY SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES ENGAGE IN RESEARCH AND DEVELOPMENT OF BIOLOGICAL
      SUBSTANCES FOR DRUG DISCOVERY AND DIAGNOSTIC DEVELOPMENT. THESE
      COMPANIES DERIVE MOST OF THEIR REVENUE FROM THE SALE OF LICENSING
      OF DRUGS AND DIAGNOSTIC TOOLS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP CONSUMER GOODS: seeks       ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Consumer Goods Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER GOODS/SM/ INDEX MEASURES THE
      PERFORMANCE OF CONSUMER GOODS SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES INCLUDE, AMONG OTHERS, AUTOMOBILES AND AUTO
      PARTS AND TIRES, BREWERS AND DISTILLERS, FARMING AND FISHING,
      DURABLE AND NON-DURABLE HOUSEHOLD PRODUCT MANUFACTURERS, COSMETIC
      COMPANIES, FOOD AND TOBACCO PRODUCTS, CLOTHING, ACCESSORIES AND
      FOOTWEAR.
     ---------------------------------------------------------------------

      STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                  ADVISOR/
                                                            SUB-ADVISOR
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP CONSUMER SERVICES: seeks     ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Services Index
                  (the "Index"). To meet its
                  investment objective, the Fund
                  invests in equity securities and
                  derivatives that ProFund Advisors
                  believes, in combination, should
                  have similar daily return
                  characteristics as the daily return
                  of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER SERVICES INDEX MEASURES THE PERFORMANCE
      OF CONSUMER SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, AIRLINES, BROADCASTING AND
      ENTERTAINMENT, APPAREL AND BROADLINE RETAILERS, FOOD AND DRUG
      RETAILERS, MEDIA AGENCIES, PUBLISHING, GAMBLING, HOTELS,
      RESTAURANTS AND BARS, AND TRAVEL AND TOURISM.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP FINANCIALS: seeks daily      ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Financials Index (the "Index").
                  To meet its investment objective,
                  the Fund invests in equity
                  securities and derivatives that
                  ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as the
                  daily return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. FINANCIALS INDEX MEASURES THE PERFORMANCE OF THE
      FINANCIAL SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, REGIONAL BANKS; MAJOR U.S.
      DOMICILED INTERNATIONAL BANKS; FULL LINE, LIFE, AND PROPERTY AND
      CASUALTY INSURANCE COMPANIES; COMPANIES THAT INVEST, DIRECTLY OR
      INDIRECTLY IN REAL ESTATE; DIVERSIFIED FINANCIAL COMPANIES SUCH AS
      FANNIE MAE, CREDIT CARD ISSUERS, CHECK CASHING COMPANIES, MORTGAGE
      LENDERS AND INVESTMENT ADVISERS; SECURITIES BROKERS AND DEALERS,
      INCLUDING INVESTMENT BANKS, MERCHANT BANKS AND ONLINE BROKERS; AND
      PUBLICLY TRADED STOCK EXCHANGES.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP HEALTH CARE: seeks daily     ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Health Care/SM/ Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities and derivatives
                  that ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as the
                  daily return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. HEALTH CARE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE HEALTHCARE INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, HEALTH CARE PROVIDERS,
      BIOTECHNOLOGY COMPANIES, MEDICAL SUPPLIES, ADVANCED MEDICAL DEVICES
      AND PHARMACEUTICALS.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP INDUSTRIALS: seeks daily     ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Industrials Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities and derivatives
                  that ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as the
                  daily return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. INDUSTRIALS/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE INDUSTRIAL INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, BUILDING MATERIALS, HEAVY
      CONSTRUCTION, FACTORY EQUIPMENT, HEAVY MACHINERY, INDUSTRIAL
      SERVICES, POLLUTION CONTROL, CONTAINERS AND PACKAGING, INDUSTRIAL
      DIVERSIFIED, AIR FREIGHT, MARINE TRANSPORTATION, RAILROADS,
      TRUCKING, LAND-TRANSPORTATION EQUIPMENT, SHIPBUILDING,
      TRANSPORTATION SERVICES, ADVANCED INDUSTRIAL EQUIPMENT, ELECTRIC
      COMPONENTS AND EQUIPMENT, AND AEROSPACE.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP INTERNET: seeks daily        ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  Internet Composite/SM/ Index.
     ------------------------------------------------------------------------
      THE DOW JONES INTERNET COMPOSITE/SM/ INDEX MEASURES THE PERFORMANCE
      OF STOCKS IN THE U.S. EQUITY MARKETS THAT GENERATE THE MAJORITY OF
      THEIR REVENUES FROM THE INTERNET. THE INDEX IS COMPOSED OF TWO
      SUB-GROUPS: INTERNET COMMERCE - WHICH INCLUDE COMPANIES THAT DERIVE
      THE MAJORITY OF THEIR REVENUES FROM PROVIDING GOODS AND/OR SERVICES
      THROUGH AN OPEN NETWORK, SUCH AS A WEBSITE. INTERNET SERVICES -
      WHICH INCLUDE COMPANIES THAT DERIVE THE MAJORITY OF THEIR REVENUES
      FROM PROVIDING ACCESS TO THE INTERNET OR PROVIDING SERVICES TO
      PEOPLE USING THE INTERNET.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP OIL & GAS: seeks daily       ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Oil & Gas/SM/ Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities and derivatives
                  that ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as the
                  daily return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. OIL & GAS/SM/ INDEX MEASURES THE PERFORMANCE OF
      THE OIL AND GAS SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, EXPLORATION AND PRODUCTION,
      INTEGRATED OIL AND GAS, OIL EQUIPMENT AND SERVICES, PIPELINES,
      RENEWABLE ENERGY EQUIPMENT COMPANIES AND ALTERNATIVE FUEL PRODUCERS.
     ------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP PHARMACEUTICALS: seeks      ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Pharmaceuticals Index
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. PHARMACEUTICALS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE PHARMACEUTICALS SECTOR OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, THE MAKERS OF
      PRESCRIPTION AND OVER-THE-COUNTER DRUGS SUCH AS BIRTH CONTROL
      PILLS, VACCINES, ASPIRIN AND COLD REMEDIES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP PRECIOUS METALS: seeks      ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones Precious Metals Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES PRECIOUS METALS INDEX MEASURES THE PERFORMANCE OF THE
      PRECIOUS METALS MINING SECTOR. COMPONENT COMPANIES INCLUDE, AMONG
      OTHERS, LEADING MINERS AND PRODUCERS OF GOLD, SILVER AND
      PLATINUM-GROUP METALS WHOSE SECURITIES ARE AVAILABLE TO U.S.
      INVESTORS DURING U.S. TRADING HOURS. IT IS A FLOAT-ADJUSTED
      MARKET-CAPITALIZATION WEIGHTED INDEX.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP REAL ESTATE: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Real Estate Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. REAL ESTATE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE REAL ESTATE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE REAL ESTATE HOLDING AND DEVELOPMENT AND REAL
      ESTATE SERVICE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS
      ("REITS") THAT INVEST IN INDUSTRIAL, OFFICES AND RETAIL PROPERTIES.
      REITS ARE PASSIVE INVESTMENT VEHICLES THAT INVEST PRIMARILY IN
      INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS AND
      INTERESTS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP SEMICONDUCTOR: seeks        ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Semiconductors Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. SEMICONDUCTORS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE SEMICONDUCTOR SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES ARE ENGAGED IN THE PRODUCTION OF SEMICONDUCTORS
      AND OTHER INTEGRATED CHIPS, AS WELL AS OTHER RELATED PRODUCTS SUCH
      AS SEMICONDUCTOR CAPITAL EQUIPMENT AND MOTHERBOARDS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP TECHNOLOGY: seeks daily     ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Technology Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. TECHNOLOGY/SM/ INDEX MEASURES THE PERFORMANCE OF
      THE TECHNOLOGY SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, THOSE INVOLVED IN COMPUTERS AND
      OFFICE EQUIPMENT, SOFTWARE, COMMUNICATIONS TECHNOLOGY,
      SEMICONDUCTORS, DIVERSIFIED TECHNOLOGY SERVICES AND INTERNET
      SERVICES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP TELECOMMUNICATIONS: seeks   ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Telecommunications Index
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. TELECOMMUNICATIONS/SM /INDEX MEASURES THE
      PERFORMANCE OF THE TELECOMMUNICATIONS INDUSTRY OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, FIXED-LINE
      COMMUNICATIONS AND WIRELESS COMMUNICATIONS COMPANIES.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP UTILITIES: seeks daily      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Utilities Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. UTILITIES/SM /INDEX MEASURES THE PERFORMANCE OF
      THE UTILITIES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, ELECTRIC UTILITIES, GAS UTILITIES AND WATER
      UTILITIES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP U.S. GOVERNMENT PLUS:       ProFund Advisors
                 seeks daily investment results,              LLC
                 before fees and expenses, that
                 correspond to one and one-quarter
                 times (125%) the daily movement of
                 the most recently issued 30-year
                 U.S. Treasury bond ("Long Bond). To
                 meet its investment objective, the
                 Fund invests in money market
                 instruments and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as one
                 and one-quarter times (125%) the
                 daily movement of the Long Bond.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP RISING RATES OPPORTUNITY:   ProFund Advisors
                 seeks daily investment results,              LLC
                 before fees and expenses, that
                 correspond to one and one-quarter
                 times (125%) the inverse (opposite)
                 of the daily price movement of the
                 most recently issued 30-year U.S.
                 Treasury bond ("Long Bond"). To meet
                 its investment objective, the Fund
                 invests in money market instruments
                 and derivatives that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as one and
                 one-quarter times (125%) the inverse
                 of the daily movement of the Long
                 Bond.
     ---------------------------------------------------------------------
     SPECIALTY   ACCESS VP HIGH YIELD FUND: seeks to    ProFund Advisors
                 provide investment results that              LLC
                 correspond generally to the total
                 return of the high yield market
                 consistent with maintaining
                 reasonable liquidity. The Fund will
                 achieve its high yield exposure
                 primarily through credit default
                 swaps (CDSs) but may invest in high
                 yield debt instruments ("junk
                 bonds"), interest rate swap
                 agreements and futures contracts,
                 and other debt and money market
                 instruments without limitation,
                 consistent with applicable
                 regulations. Under normal market
                 conditions, the Fund will invest at
                 least 80% of its net assets in CDSs
                 and other financial instruments that
                 in combination have economic
                 characteristics similar to the high
                 yield debt market and/or in high
                 yield debt securities. The Fund
                 seeks to maintain exposure to the
                 high yield bond markets regardless
                 of market conditions and without
                 taking defensive positions in cash
                 or other instruments in anticipation
                 of an adverse climate for the high
                 yield bond markets. ProFund Advisors
                 does not conduct fundamental
                 analysis in managing the Fund.
     ---------------------------------------------------------------------
                      SECURITY GLOBAL INVESTORS
     ---------------------------------------------------------------------
     SPECIALTY   RYDEX VARIABLE TRUST - NOVA: seeks     Security Global
                 to provide investment results that        Investors
                 match the performance of a specific
                 benchmark on a daily basis. The
                 fund's current benchmark is 150% of
                 the performance of the S&P 500(R)
                 Index (the "underlying index"). If
                 the Fund meets its objective, the
                 value of the Fund's shares will tend
                 to increase on a daily basis by 150%
                 of the value of any increase in the
                 underlying index. When the value of
                 the underlying index declines, the
                 value of the Fund's shares should
                 also decrease on a daily basis by
                 150% of the value of any decrease in
                 the underlying index (e.g., if the
                 underlying index goes down by 5%,
                 the value of the Fund's shares
                 should go down by 7.5% on that day).
                 The Nova Fund employs as its
                 investment strategy a program of
                 investing in the common stock of
                 companies that are generally within
                 the capitalization range of the
                 underlying index and leveraged
                 derivative instruments, which
                 primarily consist of equity index
                 swap agreements, futures contracts,
                 and options on securities, futures
                 contracts, and stock indices. Equity
                 index swaps and futures and options
                 contracts, if used properly, may
                 enable the Fund to meet its
                 objective by increasing the Fund's
                 exposure to the securities included
                 in the underlying index or to
                 securities whose performance is
                 highly correlated to the Fund's
                 benchmark. On a day-to-day basis,
                 the Fund may hold U.S. Government
                 securities or cash equivalents to
                 collateralize its derivative
                 positions. In an effort to ensure
                 that the Fund is fully invested on a
                 day-to-day basis, the Fund may
                 conduct any necessary trading
                 activity at or just prior to the
                 close of the U.S. financial markets.
                 To the extent the Fund's underlying
                 index is concentrated in a
                 particular industry the Fund will
                 necessarily be concentrated in that
                 industry. The Fund is
                 non-diversified and, therefore, may
                 invest a greater percentage of its
                 assets in a particular issuer in
                 comparison to a diversified fund.
     ---------------------------------------------------------------------

       STYLE/        INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
        TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
      --------------------------------------------------------------------
      SPECIALTY   RYDEX VARIABLE TRUST - INVERSE S&P     Security Global
                  500 STRATEGY: seeks to provide           Investors
                  investments results that match the
                  performance of a specific benchmark
                  on a daily basis. The Fund's current
                  benchmark is the inverse (opposite)
                  of the performance of the S&P 500(R)
                  Index (the "underlying index"). If
                  the Fund meets its objective, the
                  value of the Fund's shares will tend
                  to increase during times when the
                  value of the underlying index is
                  decreasing. When the value of the
                  underlying index is increasing,
                  however, the value of the Fund's
                  shares should decrease on a daily
                  basis by an inversely proportionate
                  amount (e.g., if the underlying
                  index goes up by 5%, the value of
                  the Fund's shares should go down by
                  5% on that day. Unlike a traditional
                  index fund, the Inverse S&P 500
                  Strategy Fund's investment objective
                  is to perform exactly opposite the
                  underlying index, and the Fund
                  generally will not own the
                  securities included in the
                  underlying index. Instead, the Fund
                  employs as its investment strategy a
                  program of engaging in short sales
                  of securities included in the
                  underlying index and investing to a
                  significant extent in derivative
                  instruments, which primarily consist
                  of equity index swaps, futures
                  contracts, and options on
                  securities, futures contracts, and
                  stock indices. Equity index swaps,
                  short sales, and futures and options
                  contracts enable the Fund to pursue
                  its objective without selling short
                  each of the securities included in
                  the underlying index. Under normal
                  circumstances, the Fund will invest
                  at least 80% of its net assets in
                  financial instruments with economic
                  characteristics that should perform
                  opposite to the securities of
                  companies included in the underlying
                  index. On a day-to-day basis, the
                  Fund may hold U.S. Government
                  securities or cash equivalents to
                  collateralize its short sales and
                  derivative positions. In an effort
                  to ensure that the Fund is fully
                  invested on a day-to-day basis, the
                  Fund may conduct any necessary
                  trading activity at or just prior to
                  the close of the U.S. financial
                  markets. To the extent the Fund's
                  underlying index is concentrated in
                  a particular industry the Fund will
                  necessarily be concentrated in that
                  industry. The Fund is
                  non-diversified and, therefore, may
                  invest a greater percentage of its
                  assets in a particular issuer in
                  comparison to a diversified fund.
      --------------------------------------------------------------------
      SPECIALTY   RYDEX VARIABLE TRUST -                 Security Global
                  NASDAQ-100(R): seeks to provide          Investors
                  investment results that correspond
                  to a benchmark for over-the-counter
                  securities on a daily basis. The
                  Fund's current benchmark is the
                  NASDAQ 100 Index(R) (the "underlying
                  index"). If the Fund meets its
                  objective, the value of the Fund's
                  shares should increase on a daily
                  basis by the amount of any increase
                  in the value of the underlying
                  index. However, when the value of
                  the underlying index declines, the
                  value of the Fund's shares should
                  also decrease on a daily basis by
                  the amount of the decrease in value
                  of the underlying index. The
                  NASDAQ-100(R) Fund employs as its
                  investment strategy a program of
                  investing in the common stock of
                  companies that are generally within
                  the capitalization range of the
                  underlying index and derivative
                  instruments, which primarily consist
                  of equity index swaps, futures
                  contracts, and options on
                  securities, futures contracts, and
                  stock indices. Equity index swaps
                  and futures and options contracts
                  enable the Fund to pursue its
                  objective without investing directly
                  in the securities included in the
                  underlying index, or in the same
                  proportion that those securities are
                  represented in the underlying index.
                  Under normal circumstances, the
                  NASDAQ-100(R) Fund will invest at
                  least 80% of its net assets in
                  securities of companies in the
                  underlying index and derivatives and
                  other instruments whose performance
                  is expected to correspond to that of
                  the underlying index. On a day-to-
                  day basis, the Fund may hold U.S.
                  Government securities or cash
                  equivalents to collateralize its
                  derivative positions. The Fund also
                  may invest in American Depositary
                  Receipts to gain exposure to
                  international companies included in
                  the underlying index. In an effort
                  to ensure that the Fund is fully
                  invested on a day-to-day basis, the
                  Fund may conduct any necessary
                  trading activity at or just prior to
                  the close of the U.S. financial
                  markets. To the extent the Fund's
                  underlying index is concentrated in
                  a particular industry the Fund will
                  necessarily be concentrated in that
                  industry. Currently, the NASDAQ-100
                  Index(R) is concentrated in
                  technology companies. The Fund is
                  non-diversified and, therefore, may
                  invest a greater percentage of its
                  assets in a particular issuer in
                  comparison to a diversified fund.
      --------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
     ----------------------------------------------------------------------
                      THE PRUDENTIAL SERIES FUND
     ----------------------------------------------------------------------
       INTER     THE PRUDENTIAL SERIES FUND - SP        Marsico Capital
     NATIONAL    INTERNATIONAL GROWTH PORTFOLIO:        Management, LLC;
      EQUITY     Seeks long-term growth of              William Blair &
                 capital. The Portfolio invests           Company, LLC
                 primarily in stocks of large and
                 medium-sized companies located in
                 countries included in the Morgan
                 Stanley Capital International All
                 Country World Ex-U.S. Index. Under
                 normal market conditions, the
                 portfolio invests at least 65% of
                 its total assets in common stock of
                 foreign companies operating or based
                 in at least five different
                 countries, which may include
                 countries with emerging markets. The
                 Portfolio may invest anywhere in the
                 world, but generally not in the U.S.
                 and will not concentrate investments
                 in any particular industry. The
                 Portfolio seeks companies that
                 historically have had above average
                 growth, improving profitability,
                 strong balance sheets, management
                 strength and strong market share for
                 its products. The Portfolio also
                 tries to buy such stocks at
                 attractive prices in relation to
                 their growth prospects.
     ----------------------------------------------------------------------
                      WELLS FARGO VARIABLE TRUST
     ----------------------------------------------------------------------
       INTER     WELLS FARGO ADVANTAGE VT                 Wells Fargo
     NATIONAL    INTERNATIONAL EQUITY PORTFOLIO -       Funds Management,
       CORE      CLASS 1 (formerly the VT                LLC, adviser;
                 International Core Portfolio): seeks    Wells Capital
                 long-term capital growth/capital          Management
                 appreciation. The fund normally        Inc., sub-adviser
                 invests at least 80% of its assets
                 in equity securities of foreign
                 issuers, and up to 20% of its total
                 assets in emerging market equity
                 securities.
     ----------------------------------------------------------------------
     LARGE CAP   WELLS FARGO ADVANTAGE VT INTRINSIC       Wells Fargo
       VALUE     VALUE PORTFOLIO - CLASS 2: seeks       Funds Management,
                 long-term capital appreciation. The     LLC, adviser;
                 fund normally invests at least 80%       Metropolitan
                 of its assets in equity securities       West Capital
                 of large-capitalization companies,       Management,
                 which it defines as companies with     Inc., sub-adviser
                 the market capitalizations within
                 the range of the Russell 1000(R)
                 Value Index. The Wells Fargo
                 Advantage VT Intrinsic Value Fund
                 can invest up to 20% of its assets
                 in equity securities of foreign
                 issuers, through ADRs and similiar
                 investments, and intends to invest
                 in roughly 30 and 50 companies.
     ----------------------------------------------------------------------
     LARGE CAP   WELLS FARGO ADVANTAGE VT OMEGA           Wells Fargo
      GROWTH     GROWTH PORTFOLIO - CLASS 1: seeks      Funds Management,
                 long-term capital                       LLC, adviser;
                 growth/appreciation. The fund           Wells Capital
                 normally invests at least 80% of its      Management
                 assets in equity securities of any     Inc., sub-adviser
                 market capitalization and may invest
                 up to 25% of its assets in equity
                 securities of foreign issuers,
                 including ADRs and similar
                 investments. Furthermore, we may use
                 futures, options or swap agreements,
                 as well as other derivatives, to
                 manage risk or to enhance return.
     ----------------------------------------------------------------------
     SMALL CAP   WELLS FARGO ADVANTAGE VT SMALL CAP       Wells Fargo
      GROWTH     GROWTH PORTFOLIO - CLASS 1: seeks      Funds Management,
                 long-term capital                       LLC, adviser;
                 growth/appreciation. The Fund           Wells Capital
                 normally invests at least 80% of its      Management
                 assets in equity securities of         Inc., sub-adviser
                 small-capitalization companies with
                 market capitalizations at the time
                 of purchase of less than $2 billion.
                 Furthermore, the Fund may use
                 futures, options, repurchase or
                 reverse repurchase agreements or
                 swap agreements, as well as other
                 derivatives, to manage risk or to
                 enhance return.
     ----------------------------------------------------------------------


 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and "The Dow 10/SM/", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow/SM/ DART 10 portfolio, and The Dow/SM/ Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

 "The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE NASDAQ TARGET 15 PORTFOLIO OR THE TARGET MANAGED VIP PORTFOLIO.

 "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness/TM/ Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio and Value Line Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

 "Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Advisors L.P. or the Portfolio is VLPI's licensing to First Trust Advisors L.P. of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust Advisors L.P., the Portfolio or any investor. First Trust Advisors, L.P. has sub-licensed certain VLPI trademarks and trade names to Prudential Investments LLC. VLPI has no obligation to take the needs of First Trust Advisors L.P., Prudential Investments LLC or any investor in the Portfolio into consideration in composing the System. The Portfolio's results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for, and has not participated in, the determination of the prices and composition of the Portfolio or the timing of the issuance for sale of the Portfolio or in the calculation of the equations by which the Portfolio is to be converted into cash. VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PORTFOLIO; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE PORTFOLIO, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PORTFOLIO."

 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 WHAT ARE THE FIXED ALLOCATIONS?
 The Fixed Allocations consist of the MVA Fixed Allocations, the DCA Fixed Rate Options used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), the Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We describe the Fixed Allocations used with our dollar cost averaging program outside of the 6 or 12 Month DCA Program in the section entitled "Do You Offer Dollar
 Cost Averaging?"

 MVA FIXED ALLOCATIONS. We offer MVA Fixed Allocations of different durations during the accumulation period. These "MVA Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, for MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.


 MVA Fixed Allocations are not available in Washington, Nevada, North Dakota, Maryland and Vermont. Availability of MVA Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of MVA Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily GRO II, GRO Plus II, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 6 Plus, and Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.


 No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations. That is, the existence of those factors results in a reduction to the interest rate that we credit under the MVA Fixed Allocations. That is, such factors result in a reduction to the interest rate. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

 DCA FIXED RATE OPTIONS. In addition to Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount that you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss.

                               FEES AND CHARGES

 The charges under the Annuity is designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceeds our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering the Annuity.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 There is no contingent deferred sales charge applied if you surrender your Annuity or make a partial withdrawal.

 TRANSFER FEE: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program") and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of twelve) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 ($30 in New York) or 2% of your Account Value, including any amount in Fixed Allocations, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $50,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-Qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

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

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees & Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations or the DCA Fixed Rate Option may also reflect similar assumptions about the insurance guarantees provided under the Annuity and the administrative costs associated with providing the Annuity benefits. That is, the interest rate we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those assumptions.

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus and DCA Fixed Rate Options, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. That is, the interest rate that we credit to a Fixed Allocation or the DCA Fixed Rate Option may be reduced to reflect those factors. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a MVA Fixed Allocation.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
 This Annuity is designed for sale solely in connection with investment advisory services provided by an Advisor.


 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of this Annuity. However, if you decided to make payments under a systematic investment or an electronic funds transfer program, we would have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment totaled the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. In addition, we may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.


 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.


 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 AGE RESTRICTIONS: There is no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for persons under age 85. There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner as of the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's annuity into the Annuity described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590.

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

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distributions. You may take withdrawals in excess of your required distributions. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contract as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not 6 or 12 Month Dollar Cost Averaging), Systematic Withdrawals, and Third Party Investment Advisor.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent

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


      Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse" we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another KeyLife upon which distributions are based. Upon an ownership change, any automated investment or withdrawal program will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

   . a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
   .   a new Annuitant subsequent to the Annuity Date;

   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
   . a change in Beneficiary if the Owner had previously made the designation irrevocable; and
   . A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.


 If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Generally, any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us (unless an alternative rule is stipulated by applicable State law). We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transactions processed before a change of Owner and/or Beneficiary, and an assignment of the Annuity, is accepted and recorded by us. UNLESS PROHIBITED BY APPLICABLE STATE LAW, WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY, AT ANY TIME ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND WE ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. For New York Annuities, a request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations is effective when signed, and an assignment is effective upon our receipt. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Internal Revenue Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.


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

 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity, and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity, during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation, to the extent allowed by State law.


 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Prudential Annuities Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase Payments are not permitted if the Annuity is held as a Beneficiary Annuity. Additional Purchase Payments are not permitted in certain states.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program "The Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least $5,000.

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                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in the Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Purchase Payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. You may not transfer Account Value to any Fixed Allocation used with a dollar cost averaging program or any DCA Fixed Rate Options. You may only allocate Purchase Payments to Fixed Allocations used with a dollar cost averaging program or the DCA Fixed Rate Options.

 Currently, any transfer involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities Internet website (www.prudentialannuities.com).

 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including 6 or 12 Month Dollar Cost Averaging Program), Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of twelve) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or Rydex Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios, the Rydex Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general

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 authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund Portfolio or a Rydex Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or Rydex Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes, as discussed below we offer Dollar Cost Averaging during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can

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 choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts or a program that transfers amounts monthly from Fixed Allocations or DCA Fixed Rate Options. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging Program. You can Dollar Cost Average from Sub-accounts, the Fixed Allocations or DCA Fixed Rate Options. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
   . You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years (except for the DCA Fixed Rate Options).
   . You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
   . Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

 NOTE: WHEN A DOLLAR COST AVERAGING PROGRAM IS ESTABLISHED FROM A FIXED ALLOCATION OR A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS. THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE FIXED ALLOCATION OR A DCA FIXED RATE OPTION OVER THE GUARANTEE PERIOD OR THE DURATION OF THE PROGRAM, RESPECTIVELY.

 The Dollar Cost Averaging programs are not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities originally offered specific Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program on the APEX II product. Those 6 month/12 month Fixed Allocations were designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers commenced on the date the Fixed Allocation was established, and then proceeded each month following until the entire principal amount plus earnings was transferred. Fixed Allocations could only be established with your initial Purchase Payment or additional purchase payments. You could not transfer existing Account Value to a Fixed Allocation. We discontinued offering these 6 and 12 month Fixed Allocations beginning on May 1, 2009.

 Under our current dollar cost averaging program used with Fixed Allocations, Account Value allocated to the Fixed Allocations will be transferred to the Sub-accounts you choose. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s). Please note that under the 6 or 12 Month DCA Program (described immediately below), no Market Value Adjustment applies.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is available for contracts issued on and after May 1, 2009 (subject to applicable State approval). The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Highest Anniversary Value death benefit and the Combination 5% Roll-up + HAV death benefit are the only death benefits you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. These DCA Fixed Rate Options are distinct from the Fixed Allocations described immediately above. Most notably, transfers out of a DCA Fixed Rate Option are never subject to a Market Value Adjustment. Dollar cost averaging does not assure a profit, or protect against a loss.

 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.

   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, or Spousal Highest Daily


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      Lifetime 6 Plus. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . The first transfer under the Program occurs on the day you allocate a Purchase Payment to the DCA Fixed Rate Options (unless modified to comply with State law) and on each month following until the entire principal amount plus earnings is transferred.
   .   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Program), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 6 Plus (as applicable) and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

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   .   The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." (Note that the discussion in this section of Guarantee Periods is not applicable to the Benefit Fixed Rate Account and the DCA Fixed Rate Options). Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.

 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.

 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

 Prudential Annuities offers Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional purchase payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. That is, the existence of those factors results in a reduction to the interest rate that we credit under the MVA Fixed Allocations.

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 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation may be subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a MVA Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the Fixed Allocations used with a dollar cost averaging program, Benefit Fixed Rate Account, and the DCA Fixed Rate Options). Before the Maturity Date, you may choose to renew the MVA Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that MVA Fixed Allocation's Account Value to another MVA Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a MVA Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all MVA Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 IF YOU DO NOT SPECIFY HOW YOU WANT A FIXED ALLOCATION TO BE ALLOCATED ON ITS MATURITY DATE, WE WILL THEN TRANSFER THE ACCOUNT VALUE IN THE FIXED ALLOCATION TO THE AST MONEY MARKET SUB-ACCOUNT. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Program), which is available if you have elected one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Highest Daily GRO II, or GRO Plus II benefits.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made: however that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an automatic rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are a part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix entitled, "Additional Information on the Asset Allocation Programs" for more information on how the programs are administered.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the

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 Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

      EXAMPLE
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuity. EVEN IF THIS IS THE CASE, HOWEVER, PLEASE NOTE THAT THE INVESTMENT ADVISOR YOU ENGAGE TO PROVIDE ADVICE AND/OR MAKE TRANSFERS FOR YOU, IS NOT ACTING ON OUR BEHALF, BUT RATHER IS ACTING ON YOUR BEHALF. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, and/or a Market Value Adjustment. Withdrawals to pay your investment advisor (to the extent permitted) generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately the Annuity's guaranteed minimum death benefit.) WE ARE NOT A PARTY TO THE AGREEMENT YOU HAVE WITH YOUR INVESTMENT ADVISOR AND DO NOT VERIFY THAT AMOUNTS WITHDRAWN FROM YOUR ANNUITY, INCLUDING AMOUNTS WITHDRAWN TO PAY FOR THE INVESTMENT ADVISOR'S FEE, ARE WITHIN THE TERMS OF YOUR AGREEMENT WITH YOUR INVESTMENT ADVISOR. You will, however, receive confirmations of transactions that affect your Annuity. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on Prudential Annuities.

 PLEASE NOTE: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?." Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

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 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a MVA Fixed Allocation any day before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between MVA Fixed Allocations and the Permitted Sub-accounts. The Market Value Adjustment formula compares the interest rates credited for Fixed Allocations at the time you invested, to interest rates being credited when you make a transfer or withdrawal. The amount of any Market Value Adjustment can be either positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.

 MVA FORMULA
 The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I) / (1+J+0.0010)]/(N/12)/

                                     where:

        I is the fixed interest rate we guaranteed to credit to the Fixed Allocation as of its starting date;

        J is the fixed interest rate for your class of annuities at the time of the withdrawal for a new Fixed Allocation with a Guarantee Period equal to the remaining number of years in your original Guarantee Period;

        N is the number of months remaining in the original Guarantee Period.

 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                           [(1 + I)/(1 + J)]/(N/12)/

 If the transfer or withdrawal does not occur on the yearly or monthly anniversary of the beginning of the MVA Fixed Allocation, the numbers used in 'J' and 'N' will be rounded to the next highest integer.

 MVA EXAMPLES
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a Fixed Allocation with a Guarantee Period of 5 years.
   .   The interest rate for your Fixed Allocation is 5.0% (I = 5.0%).
   . You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).

 EXAMPLE OF POSITIVE MVA
 Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 3.5% (J = 3.5%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(I+J+0.0010)]/(N/12)/ = [1.05/1.036]/(2)/ = 1.027210
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,456.20.

 EXAMPLE OF NEGATIVE MVA
 Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 6.0% (J = 6.0%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0010)]/(N/12)/ = [1.05/1.061]/(2)/ = 0.979372
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,687.28.

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                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. There is no Contingent Deferred Sales Charge applied upon surrender or partial withdrawal. However, if you surrender your Annuity, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Unless you notify us differently, as permitted withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations".)

 DURING THE ACCUMULATION PERIOD
 For a non-qualified Annuity, a distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 For a non-qualified Annuity, during the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 SPECIAL RULES FOR DISTRIBUTIONS TO PAY ADVISORY FEES
 We treat partial withdrawals to pay advisory fees as taxable distributions unless:
   . your Annuity is being used in conjunction with a "qualified" retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code); and
   . in relation to Section 403 or 408 plans, you and your Advisor provide acceptable proof to us, limiting the source of the Advisor's compensation to the assets of an applicable qualified retirement plan, and making certain other representations.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.

 We call this a "partial withdrawal." The minimum partial withdrawal you may request is $100. We may apply a Market Value Adjustment to any MVA Fixed Allocations. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. Note, however, that we do not permit communication once annuity payments have commenced.

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION
 PERIOD?
 Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or certain Fixed Allocations. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 Systematic Withdrawals will be taken pro-rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period

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 requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(T) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Sections 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. However, no MVA will be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.


 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.


 Please see "Highest Daily Lifetime 7 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. We may apply a Market Value Adjustment to any MVA Fixed Allocations. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your contract. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.


 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"

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 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 PAYMENTS FOR LIFE: Under this option, income is payable periodically until the death of the "Key Life". The "Key Life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the Key Life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 2
 PAYMENTS BASED ON JOINT LIVES: Under this option, income is payable periodically during the joint lifetime of two Key Lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 3
 PAYMENTS FOR LIFE WITH A CERTAIN PERIOD: Under this option, income is payable until the death of the Key Life. However, if the Key Life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.

 OPTION 4
 FIXED PAYMENTS FOR A CERTAIN PERIOD: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that Key Lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different Annuity payment options available in the future. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . If you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . Unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your Annuity to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

 For Annuities issued on or after November 20, 2006:
   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and the fifth anniversary of the Issue Date.
   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

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 Please note that annuitization essentially involves converting your Account
 Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 FIXED ANNUITY PAYMENTS
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.

 ADJUSTABLE ANNUITY PAYMENTS
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

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                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Guaranteed Return Option (GRO)/ 1/
 Guaranteed Return Option Plus (GRO Plus)/ 1/

 Guaranteed Return Option Plus 2008 (GRO Plus 2008)/ 1/
 Highest Daily Guaranteed Return Option (Highest Daily GRO)/ 1/

 Guaranteed Return Option Plus II (GRO Plus II)
 Highest Daily Guaranteed Return Option Plus II (HD GRO II)
 Guaranteed Minimum Withdrawal Benefit (GMWB)/ 1/
 Guaranteed Minimum Income Benefit (GMIB)/ 1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/ 1/ Highest Daily Lifetime Five Income Benefit/ 1/
 Highest Daily Lifetime Seven Income Benefit/ 1/
 Spousal Highest Daily Lifetime Seven Income Benefit/ 1/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/ 1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/ 1/
 Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/ 1/
 Highest Daily Lifetime 7 Plus Income Benefit/ 1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit/ 1/
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/ 1/ Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/ 1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/ 1/
 Highest Daily Lifetime 6 Plus Income Benefit
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator Benefit
 Spousal Highest Daily Lifetime 6 Plus Income Benefit

 (1)No longer available for new elections.

 Here is a general description of each kind of living benefit that exists under this Annuity:

..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or MVA Fixed Allocations, for certain of the benefits). The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

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..   GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR ("GMWB"). This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.

..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called "Excess Income," will result in a permanent reduction in future guaranteed withdrawal amounts. FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). THESE PORTFOLIO RESTRICTIONS AND THE USE OF THE FORMULA LESSEN THE LIKELIHOOD THAT YOUR ACCOUNT VALUE WILL BE REDUCED TO ZERO WHILE YOU ARE STILL ALIVE, AND MAY REDUCE THE RISK THAT WE WILL BE REQUIRED TO MAKE PAYMENTS TO YOU UNDER THE LIVING BENEFITS. THE PORTFOLIO RESTRICTIONS AND THE USE OF THE FORMULA MAY ALSO LIMIT YOUR UPSIDE POTENTIAL FOR GROWTH.


 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.


 GUARANTEED RETURN OPTION PLUS (GRO PLUS)
 GRO PLUS IS NO LONGER AVAILABLE FOR ELECTION.

 GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value"). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee

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 amount remains in effect, your Account Value will not be less than your
 Account Value on the effective date of your election of the enhanced guarantee. If the maturity date of any guarantee under GRO Plus is not a Valuation Day, and we are required to contribute an amount to your Account Value with respect to that maturing guarantee, we would contribute such an amount on the next Valuation Day.


 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

 The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE/ENHANCED PROTECTED PRINCIPAL VALUE The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

       . BASE GUARANTEE: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We all allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.


       . ENHANCED GUARANTEE: On any anniversary following commencement of the benefit, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. YOU CAN ELECT AN ENHANCED GUARANTEE MORE THAN ONCE; HOWEVER, A SUBSEQUENT ELECTION SUPERSEDES THE PRIOR ELECTION OF AN ENHANCED GUARANTEE. ELECTION OF AN ENHANCED GUARANTEE DOES NOT IMPACT THE BASE GUARANTEE. IN ADDITION, YOU MAY ELECT AN "AUTO STEP-UP" FEATURE THAT WILL AUTOMATICALLY CREATE AN ENHANCED GUARANTEE (OR INCREASE YOUR ENHANCED GUARANTEE, IF PREVIOUSLY ELECTED) ON EACH ANNIVERSARY OF THE BENEFIT (AND CREATE A NEW MATURITY PERIOD FOR THE NEW ENHANCED GUARANTEE) IF THE ACCOUNT VALUE AS OF THAT ANNIVERSARY EXCEEDS THE PROTECTED PRINCIPAL VALUE AND ENHANCED PROTECTED PRINCIPAL VALUE BY 7% OR MORE. YOU MAY ALSO ELECT TO TERMINATE AN ENHANCED GUARANTEE. IF YOU ELECT TO TERMINATE AN ENHANCED GUARANTEE, ANY AMOUNTS HELD IN THE MVA FIXED ALLOCATIONS FOR THE ENHANCED GUARANTEE WILL BE LIQUIDATED, ON THE VALUATION DAY THE REQUEST IS PROCESSED, (WHICH MAY RESULT IN A MARKET VALUE ADJUSTMENT), AND SUCH AMOUNTS WILL BE TRANSFERRED ACCORDING TO THE RULES DESCRIBED IN "TERMINATION OF THE BENEFIT/ENHANCED GUARANTEE". TERMINATION OF AN ENHANCED GUARANTEE WILL NOT RESULT IN TERMINATION OF THE BASE GUARANTEE. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. A subsequent Purchase Payment increases the amount of an enhanced guarantee by the amount of the Purchase Payment and withdrawals reduce the enhanced guarantee (as discussed below).


 Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We all allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

 If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

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 WITHDRAWALS UNDER YOUR ANNUITY
 Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any partial withdrawals in payment of charges for the Plus40/(TM)/ Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations). The formula is set forth in Appendix N.

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 If your Account Value is greater than or equal to the reallocation trigger, then:
..   your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
..   if a portion of your Account Value is allocated to an MVA Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time; and
..   if all of your Account Value is allocated to an MVA Fixed Allocation, then all or a portion of that amount may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and
    (iii) if neither such program is in effect, then to the AST Money Market Sub-account; and
..   a Market Value Adjustment will apply when we reallocate Account Value from an MVA Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

 If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the benefit (as described above).

 At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the MVA Fixed Allocations pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

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 You should be aware of the following potential ramifications of the formula:
..   Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

 ELECTION OF THE BENEFIT
 We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT/ENHANCED GUARANTEE
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.


 Upon termination of the benefit or the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated, will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or
 (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program
 (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit - see the Death Benefit section of this prospectus).


 In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION PLUS
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.
..   You cannot allocate any portion of Purchase Payments or transfer Account
    Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any Purchase Payments may be allocated by us to an MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a Fixed Allocation to a Sub-account.
..   Transfers from MVA Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.
..   Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed
    Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.

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..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT

 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled "Your Optional Benefit Fees and Charges"

 GUARANTEED RETURN OPTION (GRO)(R)
 GRO IS NO LONGER AVAILABLE FOR ELECTION.

 GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value").

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

 The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE
 Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment, and withdrawals reduce the Protected Principal Value (as discussed below).

 We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix O. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations).

 Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

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 The amount that is transferred to and from the MVA Fixed Allocations pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 You should be aware of the following potential ramifications of the formula:
..   A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocations to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation to support the guaranteed amount. The new MVA Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new MVA Fixed Allocation will be credited with the fixed interest rate then being credited to a new MVA Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the MVA Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the benefit (as described above).
..   If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.

 Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

 Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 ELECTION OF THE BENEFIT
 We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

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 RESTART OF THE BENEFIT
 Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to re-start the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit - see "Charges under the Benefit" below.

 As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 TERMINATION OF THE BENEFIT

 The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit - see the Death Benefit section of this prospectus).


 In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION. This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The MVA Fixed Allocation must not have been in effect as of the date that you elected to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.
..   Annuity Owners cannot allocate any portion of Purchase Payments or transfer
    Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any Purchase Payments may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
..   Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.
..   Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA
    Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows:
    (a) if only a portion of your Account Value is in the MVA Fixed
    Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the

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   Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.
..   Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the
    MVA Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

 Effective November 18, 2002, Prudential Annuities changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between January 23, 2002 and November 15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected.

 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008)

 GRO Plus 2008 is no longer available for new elections.


 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

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 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent Purchase Payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year. The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500
    / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula also contemplates the transfer of assets from an AST bond portfolio to the other Sub-accounts in certain other scenarios. The formula described in this section, and which is set forth in Appendix J to this prospectus, applies to both (a) GRO Plus 2008 and
 (b) elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made PRIOR to July 16, 2010.


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 The formula applicable to elections of HD GRO (including HD GRO with the 90%
 cap feature), where such an election was made AFTER July 16, 2010, is set forth in Appendix R to this prospectus. The cap can be referred to as the "the 90% cap" OR "the 90% cap rule" OR "the 90% cap feature". A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.


 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account
 Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio
 Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer
 AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the Transfer AST Bond Portfolio Sub-account may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees.

 In general, the formula works as follows (please see Appendix J). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the "Bond Portfolios"). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Bond Portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the Bond Portfolios;

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..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The Bond Portfolios are available only with these benefits, and you may not allocate Purchase Payments and transfer Account Value to or from the Bond Portfolios.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT

 GRO Plus 2008 is no longer available for new elections. If you currently participate in GRO Plus 2008, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus 2008.

 You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to the other Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value as follows: (a) if you are participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current allocation percentages for that asset allocation program, (b) if you are not participating in an asset allocation program, but are participating in an automatic rebalancing program, we allocate the transferred amount in accordance with that program, or (c) if neither of the foregoing apply, we will transfer your Account Value to the AST Money Market Sub-account unless we receive at our Service Office other instructions from you at the time you elect to terminate this benefit. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio and the Permitted Sub-accounts according to the formula. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS 2008 BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS 2008 BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS 2008 BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.


 SPECIAL CONSIDERATIONS UNDER GRO PLUS 2008
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers between an AST bond portfolio Sub-account and your other
    Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

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

..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT

 We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled " Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 OPTIONAL 90% CAP FEATURE UNDER GRO PLUS 2008

 If you currently own an Annuity and have elected the GRO Plus 2008 benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new mathematical formula appears in Appendix J in this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.


 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).


 For example,

..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.


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

..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.


 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.


 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).


 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

..   Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing GRO Plus 2008 benefit.


 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel GRO Plus II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit and the Plus40 Optional Life Insurance Rider. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 Under GRO Plus II, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account

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

 Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count toward the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Conversely, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program. The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2010 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2011 would increase the base guarantee amount to $130,000.

 If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
..   An enhanced guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000

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 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Base guarantee amount                                       $166,667
     Enhanced guarantee amount                                   $250,000

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II. For purposes of this benefit, we refer to those permitted investment options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."


 GRO Plus II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your Rider schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts in certain other scenarios. The formula is set forth in Appendix Q of this prospectus, and applies to both (a) GRO Plus II and (b) elections of HD GRO II made prior to July 16, 2010. A summary description of each AST bond portfolio Sub-account appears within the section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the GRO Plus II formula, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-Account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefits). If you have elected GRO Plus II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the predetermined mathematical formula, and thus you may not allocate purchase payments to or make transfers to or from such a Sub-account. Please see the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.


 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is

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 discontinued). The greatest of each such present value is referred to as the
 "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have elected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   On March 20, 2010 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

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 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with these benefits, and you may not allocate purchase payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect GRO Plus II. However you will lose all guarantees that you had accumulated under those benefits. The base guarantee under GRO Plus II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). It is possible that over time the formula could transfer some, none, or most of the Account Value to the AST bond portfolio Sub-accounts under GRO Plus II. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT BENEFIT EFFECTIVENESS. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS II BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS II BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Options section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

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 CHARGES UNDER THE BENEFIT

 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)

 We no longer permit new elections of Highest Daily GRO.


 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that

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 exceeded the dollar-for-dollar corridor (the "excess withdrawal")
 (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee, and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.


 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix R of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." You will be furnished with a prospectus describing the AST bond portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio


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 Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments, as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.


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 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.


 ELECTION/CANCELLATION OF THE BENEFIT

 We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.


 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT

 We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.



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 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix R of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap rule is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap rule being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule).


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

 If at the time you elect the 90% cap rule, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.


 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule).


 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.


 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.


 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit or the Plus40 Optional Life Insurance Rider. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred

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

 between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000



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


 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix S of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". You will be furnished with a prospectus describing the AST bond portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%),


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


 then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.


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


 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.


 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT

 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
 The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.

 The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elected the GMWB benefit; however, the charge may be waived under certain circumstances described below.

 KEY FEATURE - PROTECTED VALUE
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB benefit terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional Purchase Payments before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to Sub-account performance during the period between your election of the GMWB benefit and the date of your first withdrawal.
..   If you elect the GMWB benefit at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment.

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..   If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial
    Protected Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Value will be increased by the amount of the additional Purchase Payment.


 You may elect to step-up your Protected Value if, due to positive Sub-account performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5/th/ anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.


 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 KEY FEATURE - PROTECTED ANNUAL WITHDRAWAL AMOUNT.
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 THE GMWB BENEFIT DOES NOT AFFECT YOUR ABILITY TO MAKE WITHDRAWALS UNDER YOUR ANNUITY OR LIMIT YOUR ABILITY TO REQUEST WITHDRAWALS THAT EXCEED THE PROTECTED ANNUAL WITHDRAWAL AMOUNT. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional Purchase Payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment.
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   the Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

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 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or
 $229,764.71.

..   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12.

    -- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 EXAMPLE 3. RESET OF THE MAXIMUM ANNUAL BENEFIT
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER GMWB
..   In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the
    Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
..   If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. THE PROTECTED VALUE IS NOT EQUAL TO THE ACCOUNT VALUE FOR PURPOSES OF THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. THE GMWB BENEFIT DOES NOT INCREASE OR DECREASE THE AMOUNT OTHERWISE PAYABLE UNDER
    THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. GENERALLY, THE GMWB BENEFIT
    WOULD BE OF VALUE TO YOUR BENEFICIARY ONLY WHEN THE PROTECTED VALUE AT
    DEATH EXCEEDS ANY OTHER AMOUNT AVAILABLE AS A DEATH BENEFIT.
..   If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. YOU CAN ALSO ELECT TO TERMINATE THE GMWB BENEFIT AND BEGIN RECEIVING ANNUITY PAYMENTS BASED ON YOUR THEN CURRENT ACCOUNT VALUE (NOT THE REMAINING PROTECTED VALUE) UNDER ANY OF THE AVAILABLE ANNUITY PAYMENT OPTIONS.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any MVA that may apply.
..   Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
..   The GMWB benefit does not directly affect your Annuity's Account Value or
    Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 ELECTION OF THE BENEFIT
 The GMWB benefit is no longer available. If you currently participate in GMWB, your existing guarantees are unaffected by the fact that we no longer offer GMWB.

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 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GMWB AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 CHARGES UNDER THE BENEFIT
..   Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year for the GMWB benefit. The annual charge is deducted daily.

..   If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and also during the five years after the effective date of the benefit you make no purchase payment, we will thereafter waive the charge for GMWB. If you make a purchase payment after we have instituted that fee waiver (whether that purchase payment is directed to a Sub-account or to a Fixed Allocation), we will resume imposing the GMWB fee (without notifying you of the resumption of the charge). Withdrawals that you take after the fee waiver has been instituted will not result in the re-imposition of the GMWB charge.

..   If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

 ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

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 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.

..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.

..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

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 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

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 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD
 Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to

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 the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.
..   If you elected the Lifetime Five benefit at the time you purchase your
    Annuity, the Account Value will be your initial Purchase Payment.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

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 If you elected the Lifetime Five benefit on or after March 20, 2006:
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    5/th/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by 5% or more
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the

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 Purchase Payment is made. A determination of whether you have exceeded your
 Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

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 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
..   Proportional reduction = Excess Withdrawal/Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or

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       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF THE BENEFIT
 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit, on the Valuation Day after you have cancelled the Lifetime Five benefit provided, the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and will base any guarantees under the new benefit based on your Account Value. Any such new benefit may be more expensive.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

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 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).


 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

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 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment

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 for that Annuity Year equal to the remaining Annual Income Amount for the
 Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


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 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)
 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any

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 optional death benefit. Any DCA program that transfers Account Value from a
 Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.


 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix H to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

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 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE
 BENEFIT
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total
 Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH       ADJUSTED TOTAL ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 Highest Daily Lifetime Five is no longer available for new elections.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix H to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you elect the new mathematical formula, see the discussion below regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elected Highest Daily Lifetime Five, the ratios we use for Highest Daily Lifetime Five will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Benefit Fixed Rate Account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime Five;
..   The performance of the Permitted Sub-accounts you have chosen;

..   The performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account);
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the Benefit Fixed Rate Account;
..   Additional Purchase Payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the Benefit Fixed Rate Account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the Benefit Fixed Rate Account.

 The more of your Account Value allocated to the Benefit Fixed Rate Account under the formula, the greater the impact of the performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account) in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the Benefit Fixed Rate Account and that Account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the Benefit Fixed Rate Account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.

 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix H (page H-2). Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

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 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

 Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.


 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.


 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)/ /

 Highest Daily Lifetime Seven Income Benefit is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven, is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.


 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the

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


 impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix K to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your

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

 Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0.

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 The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH       ADJUSTED ANNUAL INCOME
                                 WITHDRAWAL AND PURCHASE    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual

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

   Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value

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   alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven.

 For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date if available.

 If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see "Elections of Designations under the Benefit").

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 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix K to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Rule), see discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

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 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary (and in some instances, could be large), as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Account Value and your Protected Withdrawal Value;
   .   How long you have owned Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION/SM /
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

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 If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of Designations under the Benefit" section, above.

 HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR/SM/
 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit elections of Highest Daily Lifetime seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit was elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven Benefit with LIA and will begin the new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value

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 ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.


 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


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 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.


 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option),

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

 you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix K (page K-4). There is no cost to adding this feature to your Annuities. Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix K will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section of this prospectus.


 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix K to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

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

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity you will receive the current surrender value.

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..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.

..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT.
 We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, if available.

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 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit.
 You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you had elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix K to this prospectus.

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 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur. If you elect the new formula (90% Cap Rule), see the discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation trigger operates is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amount of any such transfers will vary (and in some instances could be large) as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Account Value and your Protected Withdrawal Value;
   .   How long you have owned Spousal Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   . The amount you have allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount you have allocated to the AST Investment Grade Bond
       Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

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 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION/SM/
 There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who

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 has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.


 OPTIONAL 90% CAP FEATURE FOR THE FORMULA FOR SPOUSAL HIGHEST DAILY LIFETIME
 SEVEN
 If you currently own an Annuity and have elected, the Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix K (K-4) of this prospectus. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HD 7 PLUS)/SM/
 Highest Daily Lifetime 7 Plus is no longer offered for new elections. If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any living benefit, subject to our current rules. See "Election of and Designations under the Benefit" and "Termination of Existing Benefits and Election of New Benefits" below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Plus 40 life insurance rider and Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in this prospectus.


 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" That have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


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

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit.

 If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any

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

 such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79,
 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

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

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00     $      119,000.00           $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95           $5,699.35
November 30, 2009   $113,000.00     $      113,986.95           $5,699.35
December 01, 2009   $119,000.00     $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

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

 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee, and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

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

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

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..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula program will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

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 Any change of the Annuitant under the Annuity will result in cancellation of
 Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix L.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to Book Value Fixed Allocations. That ratio, which essentially isolates the amount of your Target Value that is not offset

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 by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment jGrade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation

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 instructions or (in the absence of such existing instructions) pro rata (i.e.
 in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). ; or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 7 Plus or Spousal Highest
    Daily Lifetime 7 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional Purchase Payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do

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 not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION/SM /
 We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elected this death benefit, you could not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR/SM/
 In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you could elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA currently is based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

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   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and

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 there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)
 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this prospectus.


 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected

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 Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)All adjusted Purchase Payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

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 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7
 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

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 Examples of dollar-for-dollar and proportional reductions, and the Highest
 Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH      ADJUSTED ANNUAL INCOME
                                 WITHDRAWAL AND PURCHASE   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**        HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ----------------------
November 25, 2009   $119,000.00     $      119,000.00          $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95          $5,699.35
November 30, 2009   $113,000.00     $      113,986.95          $5,699.35
December 01, 2009   $119,000.00     $      119,000.00          $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

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

 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

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

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make

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

          payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond
    Sub-account and from the DCA Fund Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it

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


   been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECTED BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a)

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

 plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION/SM/
 We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount . We refer to this optional death benefit as the Beneficiary Income Option or BIO. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts, including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the

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

 Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

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

 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and
    (c)all purchase payments made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

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

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the

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 remaining Annual Income Amount for that Annuity Year (up to and including
 December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00          $119,000.00            $5,950.00
November 26, 2009                   Thanksgiving Day
November 27, 2009   $113,000.00          $113,986.95            $5,699.35
November 30, 2009   $113,000.00          $113,986.95            $5,699.35
December 01, 2009   $119,000.00          $119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

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

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit described below, by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next

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 Annuity Year, the distribution taken in the next Annuity Year will reduce your
 Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

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..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your

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   Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.


 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

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 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix P (and is described below).

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

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 The formula will not execute a transfer to the AST Investment Grade Bond
 Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 2, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.
..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Unless you are participating in an asset allocation program for which we are providing administrative support, any such transfer will be to your elected Sub-accounts pro-rata based on the Account Value in such Sub-accounts at that time. If there is no Account Value in the Sub-accounts, the transfer will be allocated according to your most recent allocation instructions. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

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 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 6 Plus/Spousal Highest Daily
    Lifetime 6 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR
 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the

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 single designated life, the ability to withdraw an amount equal to double the
 Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

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 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

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 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under
 "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment.

 If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual
 Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and

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 amount of withdrawals. You are guaranteed to be able to withdraw the Annual
 Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;

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    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments made within one year following the effective date of the benefit; and
    (c)all purchase payments made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new

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

 purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

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

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00     $      119,000.00           $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95           $5,699.35
November 30, 2009   $113,000.00     $      113,986.95           $5,699.35
December 01, 2009   $119,000.00     $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit (described below), by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000

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

   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

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

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and

..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.


 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death
    Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

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

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.


 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

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

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECTED BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program), Automatic

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 Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


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                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 The Annuity provides a Death Benefit during its accumulation period. IF THE ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF THE ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS.

 The basic Death Benefit depends on the decedent's age on the date of death:

 If death occurs before the decedent's age 85, the The Death Benefit is the greater of:
..   The sum of all Purchase Payments less the sum of all withdrawals; and
..   The sum of your Account Value in the Sub-accounts, your Interim Value in the Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.

 If death occurs when the decedent is age 85 or older: The Death Benefit is your Account Value.

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities held by these same types of entities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity which is not eligible for tax deferral benefits under Section 72(u) of the Code. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 OPTIONAL DEATH BENEFITS

 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.


 CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED AND IF YOU PURCHASE YOUR ANNUITY AS PART OF AN EXCHANGE, REPLACEMENT OR TRANSFER, IN WHOLE OR IN PART, FROM ANY OTHER ANNUITY WE ISSUE. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS OR THE BIO FEATURE OF THE HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT.

 INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT.

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 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS NO LONGER AVAILABLE FOR NEW ELECTIONS. IT PROVIDES ADDITIONAL AMOUNTS TO YOUR BENEFICIARY THAT MAY BE USED TO OFFSET FEDERAL AND STATE TAXES PAYABLE ON ANY TAXABLE GAINS IN YOUR ANNUITY AT THE TIME OF YOUR DEATH. WHETHER THIS BENEFIT IS APPROPRIATE FOR YOU MAY DEPEND ON YOUR PARTICULAR CIRCUMSTANCES, INCLUDING OTHER FINANCIAL RESOURCES THAT MAY BE AVAILABLE TO YOUR BENEFICIARY TO PAY TAXES ON YOUR ANNUITY SHOULD YOU DIE DURING THE ACCUMULATION PERIOD. NO BENEFIT IS PAYABLE IF DEATH OCCURS ON OR AFTER THE ANNUITY DATE.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDED A BENEFIT PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT AND CERTAIN OTHER OPTIONAL DEATH BENEFITS YOU MAY ELECT IN CONJUNCTION WITH THIS BENEFIT. IF THE ANNUITY HAS ONE OWNER, THE OWNER HAD TO BE AGE 75 OR LESS AT THE TIME THE BENEFIT WAS PURCHASED. IF THE ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER HAD TO BE AGE 75 OR LESS. IF THE ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT HAD TO BE AGE 75 OR LESS.

 CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 If you purchased the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the BASIC DEATH BENEFIT described above;

    PLUS

 2. 40% of your "GROWTH" under the Annuity, as defined below.

 "GROWTH" means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 100% OF ALL PURCHASE PAYMENTS APPLIED TO THE ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT DESCRIBED ABOVE WAS OFFERED IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS. PLEASE SEE APPENDIX F FOR A DESCRIPTION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH
 BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT. THE ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT WAS NOT AVAILABLE IF YOU ELECTED THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT, THE SPOUSAL LIFETIME FIVE INCOME BENEFIT, SPOUSAL
 HIGHEST DAILY LIFETIME SEVEN OR HIGHEST DAILY LIFETIME SEVEN WITH BIO BENEFITS.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

 IF THE ANNUITY HAS ONE OWNER, THE OWNER MUST BE AGE 79 OR LESS AT THE TIME THE HIGHEST ANNIVERSARY VALUE OPTIONAL DEATH BENEFIT IS PURCHASED. IF THE ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER MUST BE AGE 79 OR LESS. IF THE ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT MUST BE AGE 79 OR LESS.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

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       If the Owner dies on or after the Death Benefit Target Date, the Death
       Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

       THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

       THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU HAVE ELECTED THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" OR THE "HIGHEST DAILY VALUE" DEATH BENEFIT. IT ALSO IS NOT AVAILABLE WITH SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, OR THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT. PLEASE SEE APPENDIX F FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when the Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

 If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE INVESTMENT OPTIONS. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar-for-dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar-for-dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;

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    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 PLEASE REFER TO THE DEFINITIONS OF DEATH BENEFIT TARGET DATE BELOW. THIS DEATH BENEFIT MAY NOT BE AN APPROPRIATE FEATURE WHERE THE OWNER'S AGE IS NEAR THE AGE SPECIFIED IN THE DEATH BENEFIT TARGET DATE. THIS IS BECAUSE THE BENEFIT MAY NOT HAVE THE SAME POTENTIAL FOR GROWTH AS IT OTHERWISE WOULD, SINCE THERE WILL BE FEWER CONTRACT ANNIVERSARIES BEFORE THE DEATH BENEFIT TARGET DATE IS REACHED.

 THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE
 HAVE RECEIVED REGULATORY APPROVAL. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT ANY OTHER OPTIONAL DEATH BENEFIT OR ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR THE BIO FEATURE OF THE HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS. PLEASE SEE APPENDIX F FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE
 NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity-owned.
   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.
   . The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If the Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If the Annuity has joint Owners, the older Owner must have been age 79 or less. If there are Joint Owners, death of the Owner refers to the first to die of the Joint Owners. If the Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

 IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

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 THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE
 PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

 THE HIGHEST DAILY VALUE DEATH BENEFIT DESCRIBED ABOVE WAS OFFERED IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. THE HIGHEST DAILY VALUE DEATH BENEFIT WAS NOT AVAILABLE IF YOU ELECTED THE GUARANTEED RETURN OPTION, GUARANTEED RETURN OPTION PLUS, HIGHEST DAILY GRO, GUARANTEED RETURN OPTION PLUS 2008 SPOUSAL LIFETIME FIVE, HIGHEST DAILY LIFETIME FIVE, HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, THE HIGHEST DAILY LIFETIME 7 PLUS BENEFITS, THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT, OR THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT.

 KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
..   The Death Benefit Target Date for the Highest Daily Value Death Benefit is
    the later of the Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.
..   The Highest Daily Value equals the highest of all previous "Daily Values"
    less proportional withdrawals since such date and plus any Purchase Payments since such date.
..   The Daily Value is the Account Value as of the end of each Valuation Day.
    The Daily Value on the Issue Date is equal to your Purchase Payment.
..   Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this Prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with joint owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?
 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

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 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the annuity start date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.


   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and BEFORE the date required minimum distributions must begin under the Code, the death benefit must be paid out within five years from the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.
   . If you die before a designated beneficiary is named and AFTER the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

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 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment"
 continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

..   The beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option. Thus, the death benefit must be at least $15,000.
..   The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No Fixed Allocations or fixed interest rate options will be offered for non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
..   No additional Purchase Payments can be applied to the Annuity.
..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary withdrawal rights.
..   Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

..   If the beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.


 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any

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 optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age.

 For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. Any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.



 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death", (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:

 Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value plus the Interim Value in the MVA Fixed Allocations. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value plus the Interim Value in the MVA Fixed Allocations. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.


 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.


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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. When determining the Account Value on any day other than a MVA Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a MVA Fixed Allocation (if withdrawn or transferred) on that day.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity. Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value for the MVA Fixed Allocations. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a MVA Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor. In addition to MVA Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program, and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to

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 certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB")
 where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency exists, as determined by the SEC, making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.


 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.


 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory allocation instructions.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation Program auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any

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 withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"

 DEATH BENEFITS: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 TRANSACTIONS IN RYDEX AND PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www.prudentialannuities.com). You cannot request a transaction involving the transfer of units in one of the Rydex or ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those units being different than it was before the change, however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.


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 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender or annuity payment will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Please note that multiple Nonqualified contracts issued to you by us or any other Prudential affiliates during the same calendar year will be aggregated and treated as a single contract for tax purposes. Therefore, a distribution within 12 months from one or more contracts within the aggregate group may disqualify the partial Section 1035 exchange. Tax free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.


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 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.

 Where a contract is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the contract.


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 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.


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 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2011 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2011 ($49,000 in 2010) or (b) 25% of your taxable compensation paid by the contributing


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   employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2011, this limit is $245,000 ($245,000 for 2010);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2011 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2011. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2011. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2011. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


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 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011.

 For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, as sole primary beneficiary, the contract may be continued with your spouse as the Owner.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death.


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   For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This


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 information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.


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                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www. prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHO IS PRUDENTIAL ANNUITIES?
 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the laws of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.

 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.


 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2010, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator) ,State Street Financial Center One, Lincoln Street, Boston, MA 02111, Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis, IN 46240, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood,
 NY 11717, Consona (maintenance and storage of administrative documents), 333 Allegheny Avenue, Suite 301 North, Oakmont, PA 15139-2066, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems, Inc. (contract printing and mailing), 1305 Stephenson Highway, Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301,


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 Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, VG Reed & Sons, Inc. (printing and fulfillment of annual reports), 1002 South 12/th/ Street, Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615.


 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of Prudential Annuities, and legally belong to us. These assets are kept separate from all our other assets, and may not be charged with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. The obligations under the Annuities are those of Prudential Annuities, which is the issuer of the Annuities and the depositor of the separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 SEPARATE ACCOUNT B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

 Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge and the charges for any optional benefits that are offered under this Annuity and other annuities issued by us through Separate Account B. From November 16, 1993, the date the Annuity was first available, until June 30, 1994 the annualized expenses charged against the Sub-accounts under the Annuity totaled 1.90%. This included 1.00% as an investment allocation services charge and 0.90% for the combination of mortality and expense risk, as well as administration charges (we refer to this as the "Insurance Charge"). Starting on July 1, 1994, the 1.00% investment allocation services charge was no longer assessed, so that the total annualized charges under the Annuity were 0.90%. As of May 1, 1998 the total annualized charges were further reduced to 0.65%. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 VALUES AND BENEFITS BASED ON ALLOCATIONS TO THE SUB-ACCOUNTS WILL VARY WITH THE INVESTMENT PERFORMANCE OF THE UNDERLYING MUTUAL FUNDS OR FUND PORTFOLIOS, AS APPLICABLE. WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF ANY SUB-ACCOUNT. YOUR ACCOUNT VALUE ALLOCATED TO THE SUB-ACCOUNTS MAY INCREASE OR DECREASE. YOU BEAR THE ENTIRE INVESTMENT RISK. THERE IS NO ASSURANCE THAT THE ACCOUNT VALUE OF YOUR ANNUITY WILL EQUAL OR BE GREATER THAN THE TOTAL OF THE PURCHASE PAYMENTS YOU MAKE TO US.

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 SEPARATE ACCOUNT D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

 We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur

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 surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUDENTIAL ANNUITIES
 Prudential Annuities or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, Prudential Annuities, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.55% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts. We expect to make a profit on these fees.

 Prudential Annuities and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially. In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.


 During 2010, with regard to amounts that were paid under the kinds of arrangements described immediately above, the amounts ranged from approximately $569 to approximately $776,553. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).

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


 The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.


 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker- dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006 until May 31, 2009.


 Under the selling agreements, commissions may be paid based on Account Value. The maximum commission to be paid in connection with the sale is 0.30% per year of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products, (which may include the placement of Prudential Annuities and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives) we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.


 A list of the firms to whom Prudential Annuities pays an amount for these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon assets, subject to certain criteria in certain Prudential Annuities.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

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







 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2010) received payment with respect to annuity business during 2010 (or as to which a payment amount was accrued during 2010). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2010, the least amount paid, and greatest amount paid, were $0.46 and $6,885,155.43, respectively.

 NAME OF FIRM:

  1st Global Capital Corp.
  1717 Capital Management Co.
  AFA Financial Group
  AIG Financial Advisors Inc
  Allegheny Investments Ltd.
  Allen & Company of Florida, Inc.
  Alliance Bernstein L.P.
  Allianz
  Allmax Financial Solutions, LLC
  Allstate Financial Srvcs, LLC
  American Financial Associates
  American General
  American Municipal Securities
  American Portfolio Fin Svcs Inc
  Ameriprise Financial, Inc.
  Ameritas Investment Corp.
  Anchor Bay Securities, LLC
  Arete Wealth Management
  Arvest Asset Management
  Askar Corporation
  Associated Securities Corp
  Association
  Astoria Federal Savings
  AUSDAL Financial Partners, Inc.
  AXA Advisors, LLC
  B. Gordon Financial
  Banc of America Invest.Svs(SO)
  BBVA Compass Investment Solutions, Inc.
  Bank of Oklahoma
  Bank of the West
  BB&T Investment Services, Inc.
  BCG Companies
  BCG Securities, Inc.
  Berthel Fisher & Company
  BFT Financial Group, LLC
  BlackRock Financial Management Inc.
  Brighton Securities
  Brookstone Financial Services
  Brookstone Securities, Inc.
  Cadaret, Grant & Co., Inc.
  Calton & Associates, Inc.
  Cambridge Investment Research, Inc.
  Cantella & Co., Inc.
  Cape Securities, Inc.
  Capital Advisors
  Capital Analysts
  Capital Financial Services, Inc.
  Capital Group Sec. Inc.
  Capital Growth Resources
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capitol Securities Management, Inc.
  CCO Investment Services Corp
  Centaurus Financial, Inc.
  Century Group
  CFD Investments, Inc.
  Charter One Bank (Cleveland)
  Chase Investment Services
  Citigroup Global Markets Inc.
  CLS Investments
  Comerica Securities, Inc.
  Commonwealth Financial Network
  Compak Securities
  Compass Acquisition Partners
  Compass Bank Wealth Management
  Comprehensive Asset Management
  Cornerstone Financial
  Crescent Securities Group
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  DeWaay Financial Network, LLC
  Eaton Vance
  EBS
  Elliott Davis Brokerage Services, LLC
  Empire Southwest
  Equity Services, Inc.
  Essex Financial Services, Inc.
  Farmer's Bureau (FBLIC)
  Federated Investors
  Fidelity Investments
  Fifth Third Securities, Inc.
  Financial Advisers of America LLC
  Financial Network Investment
  Financial Planning Consultants
  Financial Telesis Inc.
  Financial West Group
  Fintegra, LLC
  First Allied Securities Inc
  First American Funds
  First Bank
  First Brokerage America, LLC
  First Citizens Investor Services Inc
  First Financial Equity Corp.
  First Heartland Capital, Inc.
  First Southeast Investor Services
  First Tennessee Brokerage, Inc
  First Trust Portfolios L.P.
  First Western Advisors
  Florida Investment Advisers
  Foothill Securities, Inc.
  Fortune Financial Services, Inc.
  Founders Financial Securities, LLC
  Fox & Co. Investments, Inc.
  Franklin Templeton
  Frost Brokerage Services
  FSC Securities Corp.
  FSIC
  G.A. Repple & Company
  GATX Southern Star Agency
  Garden State Securities, Inc.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corporation
  Girard Securities, Inc.
  Goldman Sachs & Co.
  Great American Advisors, Inc.
  Great Nation Investment Corp.
  Guardian
  GunnAllen Financial, Inc.
  GWN Securities, Inc.
  H. Beck, Inc.
  HBW Securities LLC
  HD Associates
  HDH
  H.D. Vest Investment
  Hantz Financial Services, Inc.
  Harbor Financial Services LLC
  Harbour Investments, Inc.
  Heim, Young & Associates, Inc.
  Horizon Investments
  Hornor, Townsend & Kent, Inc.
  HSBC
  ICB/ICA
  Huntleigh Securities
  IMS Securities
  Independent Financial Grp, LLC
  Independent Insurance Agents of America
  Infinex Investments, Inc.
  ING Financial Partners, LLC
  Institutional Securities Corp.
  Intersecurities, Inc
  Intervest International Equities Corp. Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation


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






  J.J.B. Hilliard Lyons, Inc.
  J.P. Morgan
  J.P. Turner & Company, LLC
  J.W. Cole Financial, Inc.
  Jack Cramer & Associates
  Janney Montgomery Scott, LLC.
  Jennison Associates, LLC
  Key Bank
  Key Investment Services LLC
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  LaSalle St. Securities, LLC
  Leaders Group Inc.
  Legend Equities Corporation
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lombard Securities Inc.
  Lord Abbett
  LPL Financial Corporation
  LPL Financial Corporation (OAP)
  LSG Financial Services
  M Holdings Securities, Inc
  Madison Benefits Group
  Mass Mutual Financial Group
  Matrix Capital Group, Inc.
  McClurg Capital Corporation
  Medallion Investment Services
  Merrill Lynch
  MetLife
  MFS
  MICG Investment Mgmt, LLC
  Michigan Securities, Inc.
  Mid-Atlantic Capital Corp.
  MML Investors Services, Inc.
  Moloney Securities Company
  Money Concepts Capital Corp.
  Morgan Keegan & Company
  Morgan Stanley Smith Barney
  MTL Equity Products, Inc.
  Multi Financial Securities Crp
  Mutual Service Corporation
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  Neuberger Berman
  New England Securities Corp.
  Newbridge Securities Corp.
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North Ridge Securities Corp.
  NRP Financial, Inc.
  NCNY Upstate New York Agency
  OFG Financial Services, Inc.
  OneAmerica Securities, Inc.
  One Resource Group
  Oppenheimer & Co, Inc.
  Pacific Financial Associates, Inc.
  Pacific West Securities, Inc.
  Packerland Brokerage Services, Inc.
  Park Avenue Securities, LLC
  Paulson Investment Co., Inc.
  PIMCO
  Planmember Securities Corporation
  PNC Investments, LLC
  Presidential Brokerage, Inc.
  Prime Capital Services, Inc.
  Primevest Financial Services
  Principal Financial Group
  Princor Financial Services Corp.
  ProEquities
  Prospera Financial Services, Inc.
  Prudential Annuities
  Purshe Kaplan Sterling Investments
  Pyramis Global Advisors
  QA3 Financial Corp.
  Quest Compliance Education Solutions
  Quest Financial Services
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC Capital Markets Corporation
  Resource Horizons Group
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Rothman Securities
  Royal Alliance Associates
  Sagemark Consulting
  Sagepoint Financial, Inc.
  Sage Rutty & Co.
  Sammons Securities Co., LLC
  Saunders Discount Brokerage, Inc.
  SCF Securities, Inc.
  Schroders Investment Management
  Scott & Stringfellow, Inc.
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  SFL Securities, LLC
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SMH Capital, Inc.
  Software AG USA, INC.
  Southeast Financial Group, Inc.
  Southwest Securities, Inc.
  Spelman & Co., Inc.
  Spire Securities LLC
  Stephens Insurance Svcs. Inc.
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co.
  Strategic Fin Alliance Inc
  Summit Brokerage Services, Inc
  Summit Equities, Inc.
  Summit Financial
  Sunset Financial Services, Inc
  SunTrust Investment Services, Inc.
  Symetra Investment Services Inc
  T. Rowe Price Group, Inc.
  TD Bank North
  TFS Securities, Inc.
  The Capital Group Securities, Inc.
  The Investment Center
  The Leaders Group, Inc.
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  Thoroughbred Financial Services
  Tomorrow's Financial Services, Inc.
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  UMB Financial Services, Inc.
  United Brokerage Services, Inc.
  United Planners Fin. Serv.
  USA Financial Securities Corp.
  UVEST Fin'l Srvcs Group, Inc.
  VALIC Financial Advisors, Inc
  Valmark Securities, Inc.
  Valley Forge Financial Group Inc
  VSR Financial Services, Inc.
  W&M
  Waddell & Reed Inc.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  Waterstone Financial Group Inc
  Wayne Hummer Investments LLC
  Webster Bank
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments LLC
  Wescom Financial Services LLC
  Western International Securities, Inc.
  WFG Investments, Inc.
  Wilbanks Securities, Inc.
  Woodbury Financial Services
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc
  Wunderlich Securities


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 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
 Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 FINANCIAL STATEMENTS
 The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, or our telephone automated response system at
    1-800-766-4530.
..   writing to us via regular mail at Prudential Annuities, P.O. Box 7960,
    Philadelphia, PA 19176 OR for express mail Prudential Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system, and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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 LEGAL PROCEEDINGS

 Prudential Annuities is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We may be subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain.

 Our litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that our results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of our litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc. How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex


 Annuitization
 Experts
 Legal Experts
 Financial Statements

              ADVANCED SERIES ADVISORS CHOICE(R) 2000 PROSPECTUS

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


 UNIT PRICES AND NUMBERS OF UNITS: The following table shows for the Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2011.


 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.

                              ADVISORS CHOICE 2000
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (0.65%)


                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/02/2005* to 12/31/2005                             $10.00           $10.63           258,925
    01/01/2006 to 12/31/2006                              $10.63           $11.58           203,717
    01/01/2007 to 12/31/2007                              $11.58           $12.10            64,588
    01/01/2008 to 12/31/2008                              $12.10           $11.46            94,385
    01/01/2009 to 12/31/2009                              $11.46           $13.31           135,903
    01/01/2010 to 12/31/2010                              $13.31           $15.39           125,007
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           161,883
    01/01/2006 to 12/31/2006                              $10.02           $11.13           634,693
    01/01/2007 to 12/31/2007                              $11.13           $12.08           734,238
    01/01/2008 to 12/31/2008                              $12.08            $8.18           514,963
    01/01/2009 to 12/31/2009                               $8.18           $10.11           808,804
    01/01/2010 to 12/31/2010                              $10.11           $11.24           827,492
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/20/2006* to 12/31/2006                             $10.00           $10.74           552,445
    01/01/2007 to 12/31/2007                              $10.74           $11.69           320,190
    01/01/2008 to 12/31/2008                              $11.69            $8.15           262,057
    01/01/2009 to 12/31/2009                               $8.15           $10.22           309,674
    01/01/2010 to 12/31/2010                              $10.22           $11.55           444,579

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                          $10.00           $10.01             17,259
    01/01/2006 to 12/31/2006                           $10.01           $11.50             40,270
    01/01/2007 to 12/31/2007                           $11.50           $12.52            119,072
    01/01/2008 to 12/31/2008                           $12.52            $7.17            109,310
    01/01/2009 to 12/31/2009                            $7.17            $9.15            143,627
    01/01/2010 to 12/31/2010                            $9.15           $10.42            177,034
-------------------------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                            $6.80            $5.63          1,351,204
    01/01/2002 to 12/31/2002                            $5.63            $3.59            624,243
    01/01/2003 to 12/31/2003                            $3.59            $4.83            564,609
    01/01/2004 to 12/31/2004                            $4.83            $5.21            487,430
    01/01/2005 to 12/02/2005                            $5.21            $6.03                  0
-------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/01/2001 to 12/31/2001                               --           $10.10             54,784
    01/01/2002 to 12/31/2002                           $10.10            $8.70            305,648
    01/01/2003 to 12/31/2003                            $8.70           $11.09            387,468
    01/01/2004 to 12/31/2004                           $11.09           $12.55            461,239
    01/01/2005 to 12/31/2005                           $12.55           $13.16            393,973
    01/01/2006 to 12/31/2006                           $13.16           $15.87            631,031
    01/01/2007 to 12/31/2007                           $15.87           $15.20            433,808
    01/01/2008 to 12/31/2008                           $15.20            $8.78            314,575
    01/01/2009 to 12/31/2009                            $8.78           $10.79            289,654
    01/01/2010 to 12/31/2010                           $10.79           $12.14            249,180
-------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/01/2001 to 12/31/2001                           $25.45           $25.17          1,063,471
    01/01/2002 to 12/31/2002                           $25.17           $19.18            781,774
    01/01/2003 to 12/31/2003                           $19.18           $25.23            772,571
    01/01/2004 to 12/31/2004                           $25.23           $27.83            881,766
    01/01/2005 to 12/31/2005                           $27.83           $28.97            769,120
    01/01/2006 to 12/31/2006                           $28.97           $33.75            654,696
    01/01/2007 to 12/31/2007                           $33.75           $35.25            488,085
    01/01/2008 to 12/31/2008                           $35.25           $20.77            412,893
    01/01/2009 to 12/31/2009                           $20.77           $24.60            334,514
    01/01/2010 to 12/31/2010                           $24.60           $27.59            316,015
-------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
    01/01/2001 to 12/31/2001                               --            $9.68             24,134
    01/01/2002 to 12/31/2002                            $9.68            $7.21             24,048
    01/01/2003 to 12/31/2003                            $7.21            $9.03             42,479
    01/01/2004 to 12/31/2004                            $9.03            $9.88            115,998
    01/01/2005 to 12/02/2005                            $9.88           $11.03                  0
-------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                           $14.66           $13.34            361,018
    01/01/2002 to 12/31/2002                           $13.34           $10.62            278,381
    01/01/2003 to 12/31/2003                           $10.62           $13.59            247,785
    01/01/2004 to 12/31/2004                           $13.59           $15.20            524,434
    01/01/2005 to 12/31/2005                           $15.20           $15.80            404,602
    01/01/2006 to 12/31/2006                           $15.80           $18.35            317,435
    01/01/2007 to 12/31/2007                           $18.35           $18.21            243,704
    01/01/2008 to 12/31/2008                           $18.21           $11.81            236,861
    01/01/2009 to 12/31/2009                           $11.81           $13.81            252,293
    01/01/2010 to 12/31/2010                           $13.81           $15.62            205,155

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.03                 0
    01/01/2006 to 12/31/2006                         $10.03           $11.02           128,835
    01/01/2007 to 12/31/2007                         $11.02           $11.94           179,010
    01/01/2008 to 12/31/2008                         $11.94            $8.46           192,177
    01/01/2009 to 12/31/2009                          $8.46           $10.36           281,718
    01/01/2010 to 12/31/2010                         $10.36           $11.56           347,104
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01            78,453
    01/01/2006 to 12/31/2006                         $10.01           $11.31           271,080
    01/01/2007 to 12/31/2007                         $11.31           $12.33           365,220
    01/01/2008 to 12/31/2008                         $12.33            $7.97           418,245
    01/01/2009 to 12/31/2009                          $7.97            $9.92           594,543
    01/01/2010 to 12/31/2010                          $9.92           $11.18           634,072
-----------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $11.52                 0
    01/01/2008 to 12/31/2008                         $11.52            $7.42            24,424
    01/01/2009 to 12/31/2009                          $7.42            $9.35           129,891
    01/01/2010 to 12/31/2010                          $9.35           $10.62           185,018
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $10.05                 0
    01/01/2008 to 12/31/2008                         $10.05            $7.23            21,689
    01/01/2009 to 12/31/2009                          $7.23            $8.87            60,307
    01/01/2010 to 12/31/2010                          $8.87            $9.86           159,984
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    01/01/2001 to 12/31/2001                         $10.63           $10.86           345,833
    01/01/2002 to 12/31/2002                         $10.86           $11.08           317,670
    01/01/2003 to 12/31/2003                         $11.08           $15.12           507,911
    01/01/2004 to 12/31/2004                         $15.12           $20.73           481,197
    01/01/2005 to 12/31/2005                         $20.73           $23.65           363,491
    01/01/2006 to 12/31/2006                         $23.65           $32.12           399,562
    01/01/2007 to 12/31/2007                         $32.12           $25.55           207,198
    01/01/2008 to 12/31/2008                         $25.55           $16.49           195,345
    01/01/2009 to 12/31/2009                         $16.49           $21.61           210,777
    01/01/2010 to 12/31/2010                         $21.61           $27.63           222,302
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/01/2002 to 12/31/2002                             --            $7.72            22,404
    01/01/2003 to 12/31/2003                          $7.72           $11.00           110,748
    01/01/2004 to 12/31/2004                         $11.00           $13.34           118,424
    01/01/2005 to 12/31/2005                         $13.34           $13.41           120,340
    01/01/2006 to 12/31/2006                         $13.41           $15.98           127,465
    01/01/2007 to 12/31/2007                         $15.98           $13.06            93,823
    01/01/2008 to 07/18/2008                         $13.06           $12.03                 0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                                   $9.09            $7.17           212,523
    01/01/2002 to 12/31/2002                                   $7.17            $5.04           276,968
    01/01/2003 to 12/31/2003                                   $5.04            $8.49           322,365
    01/01/2004 to 12/31/2004                                   $8.49           $10.38           477,568
    01/01/2005 to 12/31/2005                                  $10.38           $11.29           451,208
    01/01/2006 to 12/31/2006                                  $11.29           $12.66           493,437
    01/01/2007 to 12/31/2007                                  $12.66           $13.99           353,469
    01/01/2008 to 12/31/2008                                  $13.99            $7.77           264,224
    01/01/2009 to 12/31/2009                                   $7.77           $10.24           214,622
    01/01/2010 to 12/31/2010                                  $10.24           $13.49           285,989
--------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION
 PORTFOLIO
    11/19/2007* to 12/31/2007                                 $10.00           $10.01                 0
    01/01/2008 to 12/31/2008                                  $10.01            $7.24            14,270
    01/01/2009 to 12/31/2009                                   $7.24            $8.72            72,500
    01/01/2010 to 12/31/2010                                   $8.72            $9.82            97,747
--------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                 $10.00           $10.67            34,428
    01/01/2007 to 12/31/2007                                  $10.67           $11.50           102,596
    01/01/2008 to 12/31/2008                                  $11.50            $7.49            80,252
    01/01/2009 to 12/31/2009                                   $7.49            $9.21           337,584
    01/01/2010 to 12/31/2010                                   $9.21           $10.47           401,744
--------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                 $10.00           $10.57            33,872
    01/01/2007 to 12/31/2007                                  $10.57           $11.70            65,626
    01/01/2008 to 12/31/2008                                  $11.70            $6.89           145,568
    01/01/2009 to 12/31/2009                                   $6.89            $8.62           554,070
    01/01/2010 to 12/31/2010                                   $8.62           $10.20           725,296
--------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                 $10.00            $7.51            11,768
    01/01/2009 to 11/13/2009                                   $7.51            $8.47                 0
--------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                 $10.18            $6.14                 0
    01/01/2009 to 12/31/2009                                   $6.14            $8.24            19,450
    01/01/2010 to 12/31/2010                                   $8.24            $9.84            29,513
--------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                                  $37.39           $25.38           760,500
    01/01/2002 to 12/31/2002                                  $25.38           $17.69           397,460
    01/01/2003 to 12/31/2003                                  $17.69           $22.02           282,942
    01/01/2004 to 12/31/2004                                  $22.02           $22.68           225,304
    01/01/2005 to 12/31/2005                                  $22.68           $23.28           186,688
    01/01/2006 to 12/31/2006                                  $23.28           $25.44           159,473
    01/01/2007 to 12/31/2007                                  $25.44           $28.81           169,007
    01/01/2008 to 12/31/2008                                  $28.81           $17.10           143,367
    01/01/2009 to 12/31/2009                                  $17.10           $25.38           145,929
    01/01/2010 to 12/31/2010                                  $25.38           $27.81           105,214

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                            $6.61            $3.93            373,853
    01/01/2002 to 12/31/2002                            $3.93            $2.83            162,029
    01/01/2003 to 12/31/2003                            $2.83            $3.70            408,709
    01/01/2004 to 12/31/2004                            $3.70            $4.28            585,234
    01/01/2005 to 12/31/2005                            $4.28            $4.46            640,026
    01/01/2006 to 12/31/2006                            $4.46            $4.70            535,222
    01/01/2007 to 12/31/2007                            $4.70            $5.58            530,702
    01/01/2008 to 12/31/2008                            $5.58            $3.28            426,340
    01/01/2009 to 12/31/2009                            $3.28            $5.12            557,630
    01/01/2010 to 12/31/2010                            $5.12            $6.10            548,100
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    01/01/2001 to 12/31/2001                           $14.27           $15.58            943,242
    01/01/2002 to 12/31/2002                           $15.58           $14.25            572,355
    01/01/2003 to 12/31/2003                           $14.25           $19.98            396,816
    01/01/2004 to 12/31/2004                           $19.98           $23.85            276,076
    01/01/2005 to 12/31/2005                           $23.85           $24.88            201,122
    01/01/2006 to 12/31/2006                           $24.88           $28.97            153,674
    01/01/2007 to 12/31/2007                           $28.97           $27.31            116,213
    01/01/2008 to 12/31/2008                           $27.31           $19.91            138,252
    01/01/2009 to 12/31/2009                           $19.91           $25.09             94,509
    01/01/2010 to 12/31/2010                           $25.09           $31.59            102,428
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    01/01/2001 to 12/31/2001                           $13.31           $13.25            786,689
    01/01/2002 to 12/31/2002                           $13.25           $13.17          1,347,832
    01/01/2003 to 12/31/2003                           $13.17           $15.90          2,292,230
    01/01/2004 to 12/31/2004                           $15.90           $17.55          1,530,847
    01/01/2005 to 12/31/2005                           $17.55           $17.63            912,214
    01/01/2006 to 12/31/2006                           $17.63           $19.33          1,010,388
    01/01/2007 to 12/31/2007                           $19.33           $19.68            555,621
    01/01/2008 to 12/31/2008                           $19.68           $14.56            737,090
    01/01/2009 to 12/31/2009                           $14.56           $19.61          1,146,221
    01/01/2010 to 12/31/2010                           $19.61           $22.11            985,871
-------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.20                 14
    01/01/2008 to 12/31/2008                           $10.20            $7.02              6,674
    01/01/2009 to 12/31/2009                            $7.02            $8.84            124,894
    01/01/2010 to 12/31/2010                            $8.84            $9.99            176,903
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.18                  0
    01/01/2008 to 12/31/2008                           $10.18            $7.67             14,904
    01/01/2009 to 12/31/2009                            $7.67            $9.40            135,469
    01/01/2010 to 12/31/2010                            $9.40           $10.42            196,430

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                             $18.48           $14.04            539,241
    01/01/2002 to 12/31/2002                             $14.04           $10.37            371,174
    01/01/2003 to 12/31/2003                             $10.37           $14.43            536,475
    01/01/2004 to 12/31/2004                             $14.43           $16.65          1,259,678
    01/01/2005 to 12/31/2005                             $16.65           $19.28          1,305,988
    01/01/2006 to 12/31/2006                             $19.28           $23.18          1,047,521
    01/01/2007 to 12/31/2007                             $23.18           $27.41            871,674
    01/01/2008 to 12/31/2008                             $27.41           $13.55            623,855
    01/01/2009 to 12/31/2009                             $13.55           $18.22            505,276
    01/01/2010 to 12/31/2010                             $18.22           $20.72            458,866
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2001 to 12/31/2001                             $16.73           $11.27            232,142
    01/01/2002 to 12/31/2002                             $11.27            $9.29            200,531
    01/01/2003 to 12/31/2003                              $9.29           $12.36            283,809
    01/01/2004 to 12/31/2004                             $12.36           $14.86            275,575
    01/01/2005 to 12/31/2005                             $14.86           $16.79            245,299
    01/01/2006 to 12/31/2006                             $16.79           $21.26            305,423
    01/01/2007 to 12/31/2007                             $21.26           $24.88            328,815
    01/01/2008 to 12/31/2008                             $24.88           $13.84            229,179
    01/01/2009 to 12/31/2009                             $13.84           $17.95            210,754
    01/01/2010 to 12/31/2010                             $17.95           $19.81            196,629
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    01/01/2001 to 12/31/2001                             $19.92           $17.47            149,042
    01/01/2002 to 12/31/2002                             $17.47           $14.68            100,537
    01/01/2003 to 12/31/2003                             $14.68           $17.43             87,241
    01/01/2004 to 12/31/2004                             $17.43           $19.24             64,342
    01/01/2005 to 12/31/2005                             $19.24           $20.44             76,214
    01/01/2006 to 12/31/2006                             $20.44           $22.57             76,805
    01/01/2007 to 12/31/2007                             $22.57           $22.85            146,030
    01/01/2008 to 12/31/2008                             $22.85           $18.71            149,602
    01/01/2009 to 12/31/2009                             $18.71           $22.68            218,323
    01/01/2010 to 12/31/2010                             $22.68           $24.18            182,056
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.08           $10.30             22,698
    01/01/2010 to 12/31/2010                             $10.30           $11.40             13,544
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.15           $10.31              1,315
    01/01/2010 to 12/31/2010                             $10.31           $11.65             21,990
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2001 to 12/31/2001                             $20.44           $15.68            332,333
    01/01/2002 to 12/31/2002                             $15.68           $12.71            254,902
    01/01/2003 to 12/31/2003                             $12.71           $16.49            219,979
    01/01/2004 to 12/31/2004                             $16.49           $19.19            239,273
    01/01/2005 to 12/31/2005                             $19.19           $21.17            307,972
    01/01/2006 to 12/31/2006                             $21.17           $25.82            277,002
    01/01/2007 to 12/31/2007                             $25.82           $28.08            241,370
    01/01/2008 to 12/31/2008                             $28.08           $16.35            207,758
    01/01/2009 to 12/31/2009                             $16.35           $22.07            196,726
    01/01/2010 to 12/31/2010                             $22.07           $23.50            184,676

                                                                                 Number of
                                             Accumulation     Accumulation      Accumulation
                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2001 to 12/31/2001                    $22.89           $20.79            421,855
    01/01/2002 to 12/31/2002                    $20.79           $17.04            274,957
    01/01/2003 to 12/31/2003                    $17.04           $20.31            244,888
    01/01/2004 to 12/31/2004                    $20.31           $23.29            269,303
    01/01/2005 to 12/31/2005                    $23.29           $24.64            466,853
    01/01/2006 to 12/31/2006                    $24.64           $28.99            449,189
    01/01/2007 to 12/31/2007                    $28.99           $27.94            341,897
    01/01/2008 to 12/31/2008                    $27.94           $16.24            292,765
    01/01/2009 to 12/31/2009                    $16.24           $19.28            214,556
    01/01/2010 to 12/31/2010                    $19.28           $21.67            177,724
------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/01/2001 to 12/31/2001                    $10.14           $10.38            149,890
    01/01/2002 to 12/31/2002                    $10.38           $10.35            590,060
    01/01/2003 to 12/31/2003                    $10.35           $12.21            707,957
    01/01/2004 to 12/31/2004                    $12.21           $13.03            791,466
    01/01/2005 to 12/31/2005                    $13.03           $13.10            468,854
    01/01/2006 to 12/31/2006                    $13.10           $14.29            469,306
    01/01/2007 to 12/31/2007                    $14.29           $15.06            276,055
    01/01/2008 to 12/31/2008                    $15.06           $11.48            538,451
    01/01/2009 to 12/31/2009                    $11.48           $15.36            951,665
    01/01/2010 to 12/31/2010                    $15.36           $17.30            907,317
------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                    $18.22           $14.17          1,151,083
    01/01/2002 to 12/31/2002                    $14.17           $11.89          1,177,309
    01/01/2003 to 12/31/2003                    $11.89           $15.56          1,583,309
    01/01/2004 to 12/31/2004                    $15.56           $17.88          1,855,254
    01/01/2005 to 12/31/2005                    $17.88           $18.98          1,948,184
    01/01/2006 to 12/31/2006                    $18.98           $20.22          1,691,127
    01/01/2007 to 12/31/2007                    $20.22           $23.09          1,626,729
    01/01/2008 to 12/31/2008                    $23.09           $12.93          1,250,191
    01/01/2009 to 12/31/2009                    $12.93           $16.66            993,190
    01/01/2010 to 12/31/2010                    $16.66           $19.82            803,524
------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    01/01/2001 to 12/31/2001                    $10.17            $9.09             47,989
    01/01/2002 to 12/31/2002                     $9.09            $7.93            114,507
    01/01/2003 to 12/31/2003                     $7.93           $10.01            126,748
    01/01/2004 to 12/31/2004                    $10.01           $11.78            392,469
    01/01/2005 to 12/31/2005                    $11.78           $12.59            277,406
    01/01/2006 to 12/31/2006                    $12.59           $15.54            367,076
    01/01/2007 to 12/31/2007                    $15.54           $16.90            293,745
    01/01/2008 to 12/31/2008                    $16.90           $11.08            387,514
    01/01/2009 to 12/31/2009                    $11.08           $14.48            285,806
    01/01/2010 to 12/31/2010                    $14.48           $16.11            251,436

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                            $10.48            $8.15            892,954
    01/01/2002 to 12/31/2002                             $8.15            $5.82            643,644
    01/01/2003 to 12/31/2003                             $5.82            $7.10            596,050
    01/01/2004 to 12/31/2004                             $7.10            $7.81            601,222
    01/01/2005 to 12/31/2005                             $7.81            $8.25            623,371
    01/01/2006 to 12/31/2006                             $8.25            $8.99            352,548
    01/01/2007 to 12/31/2007                             $8.99           $10.28            323,164
    01/01/2008 to 12/31/2008                            $10.28            $6.51            330,448
    01/01/2009 to 12/31/2009                             $6.51            $8.04            262,374
    01/01/2010 to 12/31/2010                             $8.04            $9.00            238,175
--------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2001 to 12/31/2001                            $10.08            $9.79            267,724
    01/01/2002 to 12/31/2002                             $9.79            $7.71            201,049
    01/01/2003 to 12/31/2003                             $7.71           $10.41            268,077
    01/01/2004 to 12/31/2004                            $10.41           $11.93            214,855
    01/01/2005 to 12/31/2005                            $11.93           $12.50            128,928
    01/01/2006 to 12/31/2006                            $12.50           $14.18            104,222
    01/01/2007 to 12/31/2007                            $14.18           $14.48             76,177
    01/01/2008 to 12/31/2008                            $14.48            $8.90             83,071
    01/01/2009 to 12/31/2009                             $8.90           $12.28             81,755
    01/01/2010 to 12/31/2010                            $12.28           $15.08             60,254
--------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2001 to 12/31/2001                            $13.31           $13.72          7,694,667
    01/01/2002 to 12/31/2002                            $13.72           $13.81          8,322,994
    01/01/2003 to 12/31/2003                            $13.81           $13.80          5,253,119
    01/01/2004 to 12/31/2004                            $13.80           $13.83          4,248,368
    01/01/2005 to 12/31/2005                            $13.83           $14.11          6,016,530
    01/01/2006 to 12/31/2006                            $14.11           $14.66          4,838,370
    01/01/2007 to 12/31/2007                            $14.66           $15.28          5,852,766
    01/01/2008 to 12/31/2008                            $15.28           $15.56          6,505,997
    01/01/2009 to 12/31/2009                            $15.56           $15.50          4,145,564
    01/01/2010 to 12/31/2010                            $15.50           $15.40          3,304,777
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    01/01/2001 to 12/31/2001                            $20.73           $19.97            778,257
    01/01/2002 to 12/31/2002                            $19.97           $17.75            765,716
    01/01/2003 to 12/31/2003                            $17.75           $24.04            653,342
    01/01/2004 to 12/31/2004                            $24.04           $29.33            726,167
    01/01/2005 to 12/31/2005                            $29.33           $32.66            669,160
    01/01/2006 to 12/31/2006                            $32.66           $35.93            518,563
    01/01/2007 to 12/31/2007                            $35.93           $36.83            370,556
    01/01/2008 to 12/31/2008                            $36.83           $21.13            287,372
    01/01/2009 to 12/31/2009                            $21.13           $29.52            223,891
    01/01/2010 to 12/31/2010                            $29.52           $36.21            210,308

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                            $26.97           $19.88            477,410
    01/01/2002 to 12/31/2002                            $19.88           $13.59            323,369
    01/01/2003 to 12/31/2003                            $13.59           $17.62            273,193
    01/01/2004 to 12/31/2004                            $17.62           $20.32            340,048
    01/01/2005 to 12/31/2005                            $20.32           $22.92            532,540
    01/01/2006 to 12/31/2006                            $22.92           $25.97            332,998
    01/01/2007 to 12/31/2007                            $25.97           $31.53            366,101
    01/01/2008 to 12/31/2008                            $31.53           $17.80            236,207
    01/01/2009 to 12/31/2009                            $17.80           $22.95            195,951
    01/01/2010 to 12/31/2010                            $22.95           $29.34            203,792
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                            $12.16            $8.65            711,997
    01/01/2002 to 12/31/2002                             $8.65            $6.32            493,736
    01/01/2003 to 12/31/2003                             $6.32            $9.27            574,817
    01/01/2004 to 12/31/2004                             $9.27           $10.07            411,807
    01/01/2005 to 12/31/2005                            $10.07           $10.05            346,230
    01/01/2006 to 12/31/2006                            $10.05           $10.75            242,350
    01/01/2007 to 12/31/2007                            $10.75           $12.68            290,952
    01/01/2008 to 12/31/2008                            $12.68            $7.24            232,365
    01/01/2009 to 12/31/2009                             $7.24            $8.82            212,038
    01/01/2010 to 12/31/2010                             $8.82           $10.54            204,365
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                           $10.10            $5.60                839
    01/01/2009 to 12/31/2009                             $5.60            $9.26            188,391
    01/01/2010 to 12/31/2010                             $9.26           $11.25            405,685
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2001 to 12/31/2001                            $13.28           $14.24          1,002,458
    01/01/2002 to 12/31/2002                            $14.24           $15.03          1,605,101
    01/01/2003 to 12/31/2003                            $15.03           $15.42          1,309,374
    01/01/2004 to 12/31/2004                            $15.42           $15.64          1,681,588
    01/01/2005 to 12/31/2005                            $15.64           $15.79          1,881,200
    01/01/2006 to 12/31/2006                            $15.79           $16.28          1,638,686
    01/01/2007 to 12/31/2007                            $16.28           $17.28          1,418,200
    01/01/2008 to 12/31/2008                            $17.28           $17.36          1,293,493
    01/01/2009 to 12/31/2009                            $17.36           $19.01          1,360,911
    01/01/2010 to 12/31/2010                            $19.01           $19.62          1,264,250
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2001 to 12/31/2001                            $14.98           $16.20          2,171,814
    01/01/2002 to 12/31/2002                            $16.20           $17.58          2,496,607
    01/01/2003 to 12/31/2003                            $17.58           $18.39          1,896,238
    01/01/2004 to 12/31/2004                            $18.39           $19.18          1,862,830
    01/01/2005 to 12/31/2005                            $19.18           $19.53          1,765,635
    01/01/2006 to 12/31/2006                            $19.53           $20.13          1,820,967
    01/01/2007 to 12/31/2007                            $20.13           $21.66          1,940,862
    01/01/2008 to 12/31/2008                            $21.66           $21.04          2,172,766
    01/01/2009 to 12/31/2009                            $21.04           $24.35          2,195,872
    01/01/2010 to 12/31/2010                            $24.35           $26.06          2,230,149

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                               $10.00           $10.04                  0
    01/01/2006 to 12/31/2006                                $10.04           $10.77             67,695
    01/01/2007 to 12/31/2007                                $10.77           $11.64            104,035
    01/01/2008 to 12/31/2008                                $11.64            $9.31            190,056
    01/01/2009 to 12/31/2009                                 $9.31           $11.10            410,875
    01/01/2010 to 12/31/2010                                $11.10           $12.20            393,819
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    01/01/2001 to 12/31/2001                                $13.86           $12.40            691,458
    01/01/2002 to 12/31/2002                                $12.40            $9.77            711,077
    01/01/2003 to 12/31/2003                                 $9.77           $12.36            907,807
    01/01/2004 to 12/31/2004                                $12.36           $13.51          1,028,912
    01/01/2005 to 12/31/2005                                $13.51           $13.90            797,384
    01/01/2006 to 12/31/2006                                $13.90           $15.54            773,988
    01/01/2007 to 12/31/2007                                $15.54           $15.77            575,877
    01/01/2008 to 12/31/2008                                $15.77            $9.60            424,530
    01/01/2009 to 12/31/2009                                 $9.60           $11.62            341,475
    01/01/2010 to 12/31/2010                                $11.62           $13.28            253,328
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/01/2001 to 12/31/2001                                $14.65           $14.00            182,487
    01/01/2002 to 12/31/2002                                $14.00           $12.56            128,128
    01/01/2003 to 12/31/2003                                $12.56           $14.83            191,980
    01/01/2004 to 12/31/2004                                $14.83           $16.05            121,891
    01/01/2005 to 12/31/2005                                $16.05           $16.69             86,619
    01/01/2006 to 12/31/2006                                $16.69           $18.18             63,280
    01/01/2007 to 12/31/2007                                $18.18           $19.67             53,282
    01/01/2008 to 12/31/2008                                $19.67           $13.64             38,226
    01/01/2009 to 12/31/2009                                $13.64           $17.27            184,750
    01/01/2010 to 12/31/2010                                $17.27           $19.18            222,036
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                                $22.37           $20.79            337,538
    01/01/2002 to 12/31/2002                                $20.79           $13.55            242,006
    01/01/2003 to 12/31/2003                                $13.55           $19.55            208,990
    01/01/2004 to 12/31/2004                                $19.55           $18.07            150,542
    01/01/2005 to 12/31/2005                                $18.07           $18.22            162,829
    01/01/2006 to 12/31/2006                                $18.22           $20.39            112,216
    01/01/2007 to 12/31/2007                                $20.39           $21.70            104,978
    01/01/2008 to 12/31/2008                                $21.70           $14.01            112,120
    01/01/2009 to 12/31/2009                                $14.01           $18.64            106,361
    01/01/2010 to 12/31/2010                                $18.64           $25.27            118,173
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2001 to 12/31/2001                                $13.74           $14.61            979,765
    01/01/2002 to 12/31/2002                                $14.61           $13.15            680,968
    01/01/2003 to 12/31/2003                                $13.15           $17.74            730,928
    01/01/2004 to 12/31/2004                                $17.74           $20.52            607,239
    01/01/2005 to 12/31/2005                                $20.52           $21.74            509,489
    01/01/2006 to 12/31/2006                                $21.74           $25.93            436,915
    01/01/2007 to 12/31/2007                                $25.93           $24.32            347,488
    01/01/2008 to 12/31/2008                                $24.32           $16.98            321,504
    01/01/2009 to 12/31/2009                                $16.98           $21.43            245,898
    01/01/2010 to 12/31/2010                                $21.43           $26.82            207,114

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/01/2001 to 12/31/2001                         $20.11           $19.02           109,469
    01/01/2002 to 12/31/2002                         $19.02           $17.03           155,933
    01/01/2003 to 12/31/2003                         $17.03           $20.98           146,224
    01/01/2004 to 12/31/2004                         $20.98           $23.17           187,867
    01/01/2005 to 12/31/2005                         $23.17           $24.10           220,128
    01/01/2006 to 12/31/2006                         $24.10           $26.93           215,085
    01/01/2007 to 12/31/2007                         $26.93           $28.45           189,265
    01/01/2008 to 12/31/2008                         $28.45           $20.93           171,019
    01/01/2009 to 12/31/2009                         $20.93           $25.82           267,652
    01/01/2010 to 12/31/2010                         $25.82           $28.61           287,893
-----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2001 to 12/31/2001                         $10.93           $11.15           192,368
    01/01/2002 to 12/31/2002                         $11.15           $12.74           585,072
    01/01/2003 to 12/31/2003                         $12.74           $14.28           465,034
    01/01/2004 to 12/31/2004                         $14.28           $15.42           590,587
    01/01/2005 to 12/31/2005                         $15.42           $14.63           664,641
    01/01/2006 to 12/31/2006                         $14.63           $15.44           739,981
    01/01/2007 to 12/31/2007                         $15.44           $16.82           753,697
    01/01/2008 to 12/31/2008                         $16.82           $16.31           596,714
    01/01/2009 to 12/31/2009                         $16.31           $18.16           656,098
    01/01/2010 to 12/31/2010                         $18.16           $19.08           519,556
-----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2001 to 12/31/2001                         $17.95           $15.21           300,536
    01/01/2002 to 12/31/2002                         $15.21           $10.43           210,924
    01/01/2003 to 12/31/2003                         $10.43           $12.82           108,170
    01/01/2004 to 12/31/2004                         $12.82           $13.47            90,747
    01/01/2005 to 12/31/2005                         $13.47           $15.58           274,763
    01/01/2006 to 12/31/2006                         $15.58           $16.35           187,054
    01/01/2007 to 12/31/2007                         $16.35           $17.58           243,724
    01/01/2008 to 12/31/2008                         $17.58           $10.38           199,553
    01/01/2009 to 12/31/2009                         $10.38           $15.82           298,151
    01/01/2010 to 12/31/2010                         $15.82           $18.20           297,817
-----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/01/2001 to 12/31/2001                         $20.61           $20.62           113,440
    01/01/2002 to 12/31/2002                         $20.62           $19.36           108,448
    01/01/2003 to 12/31/2003                         $19.36           $25.68           203,866
    01/01/2004 to 12/31/2004                         $25.68           $33.46           203,341
    01/01/2005 to 12/31/2005                         $33.46           $43.69           299,506
    01/01/2006 to 12/31/2006                         $43.69           $50.29           233,412
    01/01/2007 to 12/31/2007                         $50.29           $70.20           197,973
    01/01/2008 to 12/31/2008                         $70.20           $34.88           129,286
    01/01/2009 to 12/31/2009                         $34.88           $51.76           127,896
    01/01/2010 to 12/31/2010                         $51.76           $61.94           135,627

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    01/01/2001 to 12/31/2001                          $9.84            $9.23            63,553
    01/01/2002 to 12/31/2002                          $9.23            $7.77            80,618
    01/01/2003 to 12/31/2003                          $7.77            $9.77           139,126
    01/01/2004 to 12/31/2004                          $9.77           $11.47           188,892
    01/01/2005 to 12/31/2005                         $11.47           $12.46           330,758
    01/01/2006 to 12/31/2006                         $12.46           $15.07           500,736
    01/01/2007 to 12/31/2007                         $15.07           $15.15           351,045
    01/01/2008 to 12/31/2008                         $15.15            $9.44           322,089
    01/01/2009 to 12/31/2009                          $9.44           $11.09           290,914
    01/01/2010 to 12/31/2010                         $11.09           $12.38           257,415
-----------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00            $9.99                 0
    01/01/2008 to 12/31/2008                          $9.99            $9.41           107,796
    01/01/2009 to 12/31/2009                          $9.41           $10.44            93,700
    01/01/2010 to 12/31/2010                         $10.44           $11.18           232,193
-----------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    04/15/2005* to 12/31/2005                         $9.82           $11.52           168,369
    01/01/2006 to 12/31/2006                         $11.52           $12.71           120,112
    01/01/2007 to 12/31/2007                         $12.71           $14.02            92,906
    01/01/2008 to 12/31/2008                         $14.02            $8.20            66,630
    01/01/2009 to 12/31/2009                          $8.20           $11.39            75,801
    01/01/2010 to 07/16/2010                         $11.39           $11.21                 0
-----------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2001 to 12/31/2001                         $10.64            $9.16            28,265
    01/01/2002 to 12/31/2002                          $9.16            $7.25            15,780
    01/01/2003 to 12/31/2003                          $7.25           $10.46            38,062
    01/01/2004 to 12/31/2004                         $10.46           $12.39            50,975
    01/01/2005 to 12/31/2005                         $12.39           $14.28           132,883
    01/01/2006 to 12/31/2006                         $14.28           $17.47           147,897
    01/01/2007 to 12/31/2007                         $17.47           $19.96           124,848
    01/01/2008 to 12/31/2008                         $19.96           $11.60           104,738
    01/01/2009 to 12/31/2009                         $11.60           $13.36            93,797
    01/01/2010 to 07/16/2010                         $13.36           $12.76                 0
-----------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2001 to 12/31/2001                             --            $9.08            28,442
    01/01/2002 to 12/31/2002                          $9.08            $6.73             1,695
    01/01/2003 to 12/31/2003                          $6.73            $9.36            34,638
    01/01/2004 to 12/31/2004                          $9.36            $9.97            57,316
    01/01/2005 to 12/31/2005                          $9.97           $10.29            41,101
    01/01/2006 to 12/31/2006                         $10.29           $10.84            12,285
    01/01/2007 to 12/31/2007                         $10.84           $12.05            13,637
    01/01/2008 to 12/31/2008                         $12.05            $8.72            16,234
    01/01/2009 to 12/31/2009                          $8.72           $12.47            74,540
    01/01/2010 to 07/16/2010                         $12.47           $11.71                 0
-----------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL EQUITY FUND
    01/01/2001 to 12/31/2001                         $11.11           $10.14           114,085
    01/01/2002 to 12/31/2002                         $10.14            $7.34            86,011
    01/01/2003 to 12/31/2003                          $7.34           $11.08           179,911
    01/01/2004 to 12/31/2004                         $11.08           $11.65           181,036
    01/01/2005 to 04/15/2005                         $11.65           $10.41                 0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    01/01/2001 to 12/31/2001                                  $7.46            $4.77            44,306
    01/01/2002 to 12/31/2002                                  $4.77            $2.99            42,562
    01/01/2003 to 12/31/2003                                  $2.99               --                 0
    01/01/2004 to 12/31/2004                                     --            $4.50            28,099
    01/01/2005 to 12/31/2005                                  $4.50            $4.50            23,414
    01/01/2006 to 12/31/2006                                  $4.50            $4.65            23,015
    01/01/2007 to 12/31/2007                                  $4.65            $4.88            33,437
    01/01/2008 to 12/31/2008                                  $4.88            $2.73            18,489
    01/01/2009 to 12/31/2009                                  $2.73            $3.49             9,104
    01/01/2010 to 12/31/2010                                  $3.49            $4.12             5,973
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                                $10.08            $6.69            10,986
    01/01/2009 to 12/31/2009                                  $6.69            $8.64           243,261
    01/01/2010 to 12/31/2010                                  $8.64            $9.47           334,148
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                                     --           $11.93             4,880
    01/01/2005 to 12/31/2005                                 $11.93           $13.06            37,527
    01/01/2006 to 12/31/2006                                 $13.06           $17.96           112,508
    01/01/2007 to 12/31/2007                                 $17.96           $20.22            97,633
    01/01/2008 to 12/31/2008                                 $20.22           $11.49            36,039
    01/01/2009 to 12/31/2009                                 $11.49           $16.11            27,845
    01/01/2010 to 12/31/2010                                 $16.11           $17.56            18,208
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
 FORMERLY, AIM V.I. DYNAMICS FUND
    01/01/2001 to 12/31/2001                                 $13.35            $9.13           267,417
    01/01/2002 to 12/31/2002                                  $9.13            $6.18           135,486
    01/01/2003 to 12/31/2003                                  $6.18            $8.46           159,239
    01/01/2004 to 12/31/2004                                  $8.46            $9.53            88,195
    01/01/2005 to 12/31/2005                                  $9.53           $10.48            96,278
    01/01/2006 to 12/31/2006                                 $10.48           $12.09           107,342
    01/01/2007 to 12/31/2007                                 $12.09           $13.48           107,103
    01/01/2008 to 12/31/2008                                 $13.48            $6.95            72,963
    01/01/2009 to 12/31/2009                                  $6.95            $9.84            46,177
    01/01/2010 to 12/31/2010                                  $9.84           $12.10            76,251
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
 FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
    01/01/2001 to 12/31/2001                                 $14.17           $12.69           282,129
    01/01/2002 to 12/31/2002                                 $12.69           $10.73           137,142
    01/01/2003 to 12/31/2003                                 $10.73           $13.81           153,732
    01/01/2004 to 12/31/2004                                 $13.81           $14.91            89,216
    01/01/2005 to 12/31/2005                                 $14.91           $15.69            71,885
    01/01/2006 to 12/31/2006                                 $15.69           $18.15            56,423
    01/01/2007 to 12/31/2007                                 $18.15           $14.02            47,002
    01/01/2008 to 12/31/2008                                 $14.02            $5.65            59,490
    01/01/2009 to 12/31/2009                                  $5.65            $7.15            52,380
    01/01/2010 to 12/31/2010                                  $7.15            $7.84            66,388

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
 FORMERLY, AIM V.I. GLOBAL HEALTH CARE
    01/01/2001 to 12/31/2001                            $14.73           $12.79           322,329
    01/01/2002 to 12/31/2002                            $12.79            $9.60           238,488
    01/01/2003 to 12/31/2003                             $9.60           $12.19           194,661
    01/01/2004 to 12/31/2004                            $12.19           $13.03           171,635
    01/01/2005 to 12/31/2005                            $13.03           $14.00           175,050
    01/01/2006 to 12/31/2006                            $14.00           $14.63           174,695
    01/01/2007 to 12/31/2007                            $14.63           $16.26           114,917
    01/01/2008 to 12/31/2008                            $16.26           $11.53            91,348
    01/01/2009 to 12/31/2009                            $11.53           $14.63            54,042
    01/01/2010 to 12/31/2010                            $14.63           $15.30            47,264
--------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND
 FORMERLY, AIM V.I. TECHNOLOGY FUND
    01/01/2001 to 12/31/2001                            $12.59            $6.78           409,546
    01/01/2002 to 12/31/2002                             $6.78            $3.58           265,726
    01/01/2003 to 12/31/2003                             $3.58            $5.17           226,147
    01/01/2004 to 12/31/2004                             $5.17            $5.37           283,479
    01/01/2005 to 12/31/2005                             $5.37            $5.45           241,083
    01/01/2006 to 12/31/2006                             $5.45            $5.98           129,711
    01/01/2007 to 12/31/2007                             $5.98            $6.40           158,698
    01/01/2008 to 12/31/2008                             $6.40            $3.53           103,795
    01/01/2009 to 12/31/2009                             $3.53            $5.52           150,122
    01/01/2010 to 12/31/2010                             $5.52            $6.65           167,602
--------------------------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                                --           $10.73             2,813
    01/01/2005 to 12/31/2005                            $10.73           $11.01             1,235
    01/01/2006 to 12/31/2006                            $11.01           $11.91             3,143
    01/01/2007 to 12/31/2007                            $11.91           $14.41             1,392
    01/01/2008 to 12/31/2008                            $14.41            $7.03               427
    01/01/2009 to 12/31/2009                             $7.03            $8.17             3,249
    01/01/2010 to 12/31/2010                             $8.17           $10.58            16,972
--------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
 FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
    01/01/2001 to 12/31/2001                             $7.32            $6.77           235,357
    01/01/2002 to 12/31/2002                             $6.77            $6.07           337,154
    01/01/2003 to 12/31/2003                             $6.07            $9.63           979,994
    01/01/2004 to 12/31/2004                             $9.63           $11.46           714,218
    01/01/2005 to 12/31/2005                            $11.46           $14.98           823,016
    01/01/2006 to 12/31/2006                            $14.98           $20.03           651,495
    01/01/2007 to 12/31/2007                            $20.03           $28.55           451,444
    01/01/2008 to 12/31/2008                            $28.55           $11.95           277,530
    01/01/2009 to 12/31/2009                            $11.95           $19.27           374,898
    01/01/2010 to 12/31/2010                            $19.27           $22.23           260,091

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    01/01/2002 to 12/31/2002               --            $7.80            18,518
    01/01/2003 to 12/31/2003            $7.80           $12.78           160,378
    01/01/2004 to 12/31/2004           $12.78           $12.63           124,486
    01/01/2005 to 12/31/2005           $12.63           $15.00           195,167
    01/01/2006 to 12/31/2006           $15.00           $20.76           420,714
    01/01/2007 to 12/31/2007           $20.76           $30.47           216,739
    01/01/2008 to 12/31/2008           $30.47           $14.89           119,027
    01/01/2009 to 12/31/2009           $14.89           $22.80           105,129
    01/01/2010 to 12/31/2010           $22.80           $25.81            64,976
---------------------------------------------------------------------------------------
PROFUND VP BANKS
    01/01/2002 to 12/31/2002               --            $8.62             6,455
    01/01/2003 to 12/31/2003            $8.62           $11.08            20,188
    01/01/2004 to 12/31/2004           $11.08           $12.31           165,023
    01/01/2005 to 12/31/2005           $12.31           $12.21            41,059
    01/01/2006 to 12/31/2006           $12.21           $14.00            31,140
    01/01/2007 to 12/31/2007           $14.00           $10.11            77,170
    01/01/2008 to 12/31/2008           $10.11            $5.33            79,380
    01/01/2009 to 12/31/2009            $5.33            $5.08            13,216
    01/01/2010 to 12/31/2010            $5.08            $5.46            26,509
---------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    01/01/2002 to 12/31/2002               --            $8.52            11,440
    01/01/2003 to 12/31/2003            $8.52           $11.13           253,494
    01/01/2004 to 12/31/2004           $11.13           $12.19           167,864
    01/01/2005 to 12/31/2005           $12.19           $12.41           122,655
    01/01/2006 to 12/31/2006           $12.41           $14.23            48,875
    01/01/2007 to 12/31/2007           $14.23           $18.48           144,781
    01/01/2008 to 12/31/2008           $18.48            $8.92            51,496
    01/01/2009 to 12/31/2009            $8.92           $14.39            86,863
    01/01/2010 to 12/31/2010           $14.39           $18.54           120,512
---------------------------------------------------------------------------------------
PROFUND VP BEAR
    01/01/2001 to 12/31/2001               --           $11.62           104,865
    01/01/2002 to 12/31/2002           $11.62           $13.95           217,878
    01/01/2003 to 12/31/2003           $13.95           $10.45           196,473
    01/01/2004 to 12/31/2004           $10.45            $9.31            98,354
    01/01/2005 to 12/31/2005            $9.31            $9.13           159,128
    01/01/2006 to 12/31/2006            $9.13            $8.39           131,467
    01/01/2007 to 12/31/2007            $8.39            $8.38           160,574
    01/01/2008 to 12/31/2008            $8.38           $11.65           132,441
    01/01/2009 to 12/31/2009           $11.65            $8.35           169,595
    01/01/2010 to 12/31/2010            $8.35            $6.82           157,509
---------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    01/01/2001 to 12/31/2001               --            $8.43            47,974
    01/01/2002 to 12/31/2002            $8.43            $5.23           111,468
    01/01/2003 to 12/31/2003            $5.23            $7.27            49,177
    01/01/2004 to 12/31/2004            $7.27            $7.92           133,501
    01/01/2005 to 12/31/2005            $7.92            $9.38           118,019
    01/01/2006 to 12/31/2006            $9.38            $8.94            44,623
    01/01/2007 to 12/31/2007            $8.94            $8.78            90,864
    01/01/2008 to 12/31/2008            $8.78            $8.88            63,099
    01/01/2009 to 12/31/2009            $8.88            $9.15            25,851
    01/01/2010 to 12/31/2010            $9.15            $9.56            21,825

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP BULL
    01/01/2002 to 12/31/2002                   --            $8.02           153,898
    01/01/2003 to 12/31/2003                $8.02           $10.01           404,601
    01/01/2004 to 12/31/2004               $10.01           $10.82           617,953
    01/01/2005 to 12/31/2005               $10.82           $11.04           546,041
    01/01/2006 to 12/31/2006               $11.04           $12.47           745,548
    01/01/2007 to 12/31/2007               $12.47           $12.83           453,952
    01/01/2008 to 12/31/2008               $12.83            $7.95           385,793
    01/01/2009 to 12/31/2009                $7.95            $9.82           348,697
    01/01/2010 to 12/31/2010                $9.82           $10.98           197,958
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    01/01/2002 to 12/31/2002                   --            $8.33             9,203
    01/01/2003 to 12/31/2003                $8.33            $9.81            11,486
    01/01/2004 to 12/31/2004                $9.81           $10.65            24,590
    01/01/2005 to 12/31/2005               $10.65           $10.54            31,221
    01/01/2006 to 12/31/2006               $10.54           $11.79            62,550
    01/01/2007 to 12/31/2007               $11.79           $12.60            98,869
    01/01/2008 to 12/31/2008               $12.60            $9.18            50,556
    01/01/2009 to 12/31/2009                $9.18           $11.08            30,221
    01/01/2010 to 12/31/2010               $11.08           $12.92            14,175
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    01/01/2002 to 12/31/2002                   --            $7.29            14,792
    01/01/2003 to 12/31/2003                $7.29            $9.19            24,982
    01/01/2004 to 12/31/2004                $9.19            $9.82           195,868
    01/01/2005 to 12/31/2005                $9.82            $9.30             3,605
    01/01/2006 to 12/31/2006                $9.30           $10.35            45,532
    01/01/2007 to 12/31/2007               $10.35            $9.44             3,176
    01/01/2008 to 12/31/2008                $9.44            $6.43            28,031
    01/01/2009 to 12/31/2009                $6.43            $8.36            15,824
    01/01/2010 to 12/31/2010                $8.36           $10.08            41,369
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    01/01/2001 to 12/31/2001               $10.62            $8.01            74,072
    01/01/2002 to 12/31/2002                $8.01            $5.91            26,656
    01/01/2003 to 12/31/2003                $5.91            $8.14           413,959
    01/01/2004 to 12/31/2004                $8.14            $9.24           328,575
    01/01/2005 to 12/31/2005                $9.24            $9.93           249,354
    01/01/2006 to 12/31/2006                $9.93           $11.59           333,482
    01/01/2007 to 12/31/2007               $11.59           $13.19           238,121
    01/01/2008 to 12/31/2008               $13.19            $7.34           137,834
    01/01/2009 to 12/31/2009                $7.34            $9.65           228,971
    01/01/2010 to 12/31/2010                $9.65            $9.84           216,942
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    01/01/2001 to 12/31/2001                   --            $9.28            12,893
    01/01/2002 to 12/31/2002                $9.28            $7.85            31,033
    01/01/2003 to 12/31/2003                $7.85           $10.06            28,956
    01/01/2004 to 12/31/2004               $10.06           $11.03           259,356
    01/01/2005 to 12/31/2005               $11.03           $11.39           154,652
    01/01/2006 to 12/31/2006               $11.39           $13.28           128,282
    01/01/2007 to 12/31/2007               $13.28           $10.67            96,858
    01/01/2008 to 12/31/2008               $10.67            $5.24            11,366
    01/01/2009 to 12/31/2009                $5.24            $5.99             7,431
    01/01/2010 to 12/31/2010                $5.99            $6.60            40,821

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    01/01/2001 to 12/31/2001               --            $9.42            38,320
    01/01/2002 to 12/31/2002            $9.42            $7.23            76,140
    01/01/2003 to 12/31/2003            $7.23            $8.44            57,417
    01/01/2004 to 12/31/2004            $8.44            $8.58           342,154
    01/01/2005 to 12/31/2005            $8.58            $9.04           121,611
    01/01/2006 to 12/31/2006            $9.04            $9.45           256,066
    01/01/2007 to 12/31/2007            $9.45           $10.01           159,903
    01/01/2008 to 12/31/2008           $10.01            $7.53            85,439
    01/01/2009 to 12/31/2009            $7.53            $8.94            96,701
    01/01/2010 to 12/31/2010            $8.94            $9.14            64,312
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    01/01/2003 to 12/31/2003               --           $10.18            41,864
    01/01/2004 to 12/31/2004           $10.18           $11.45            23,756
    01/01/2005 to 12/31/2005           $11.45           $11.66            18,140
    01/01/2006 to 12/31/2006           $11.66           $12.93            30,797
    01/01/2007 to 12/31/2007           $12.93           $14.35            33,623
    01/01/2008 to 12/31/2008           $14.35            $8.48            47,228
    01/01/2009 to 12/31/2009            $8.48           $10.46            33,037
    01/01/2010 to 12/31/2010           $10.46           $12.86            38,388
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    01/01/2002 to 12/31/2002               --            $8.63            53,814
    01/01/2003 to 12/31/2003            $8.63           $15.25            54,786
    01/01/2004 to 12/31/2004           $15.25           $18.38           181,598
    01/01/2005 to 12/31/2005           $18.38           $19.61            77,547
    01/01/2006 to 12/31/2006           $19.61           $19.75            28,931
    01/01/2007 to 12/31/2007           $19.75           $21.62            14,734
    01/01/2008 to 12/31/2008           $21.62           $11.85             2,967
    01/01/2009 to 12/31/2009           $11.85           $20.87            26,581
    01/01/2010 to 12/31/2010           $20.87           $28.05            29,749
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    01/01/2002 to 12/31/2002               --            $7.29             3,411
    01/01/2003 to 12/31/2003            $7.29            $9.18            64,887
    01/01/2004 to 12/31/2004            $9.18            $9.81           333,037
    01/01/2005 to 12/31/2005            $9.81           $13.82           762,071
    01/01/2006 to 12/31/2006           $13.82           $15.21           143,153
    01/01/2007 to 12/31/2007           $15.21           $13.60           114,157
    01/01/2008 to 12/31/2008           $13.60            $8.00            87,692
    01/01/2009 to 12/31/2009            $8.00            $8.76            71,295
    01/01/2010 to 12/31/2010            $8.76            $8.14            79,399
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    01/01/2005 to 12/31/2005           $10.39           $10.42           410,301
    01/01/2006 to 12/31/2006           $10.42           $11.29           229,253
    01/01/2007 to 12/31/2007           $11.29           $11.99           325,310
    01/01/2008 to 12/31/2008           $11.99            $7.68           142,795
    01/01/2009 to 12/31/2009            $7.68            $9.90           134,679
    01/01/2010 to 12/31/2010            $9.90           $11.13           110,087

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    01/01/2005 to 12/31/2005           $10.38           $10.62           401,522
    01/01/2006 to 12/31/2006           $10.62           $12.53           445,563
    01/01/2007 to 12/31/2007           $12.53           $12.46           289,042
    01/01/2008 to 12/31/2008           $12.46            $7.37           296,410
    01/01/2009 to 12/31/2009            $7.37            $8.75           120,009
    01/01/2010 to 12/31/2010            $8.75            $9.81           153,722
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    01/01/2002 to 12/31/2002               --            $7.75            21,813
    01/01/2003 to 12/31/2003            $7.75            $9.85           150,991
    01/01/2004 to 12/31/2004            $9.85           $10.87           181,124
    01/01/2005 to 12/31/2005           $10.87           $12.01           274,072
    01/01/2006 to 12/31/2006           $12.01           $12.41           118,715
    01/01/2007 to 12/31/2007           $12.41           $13.78           108,048
    01/01/2008 to 12/31/2008           $13.78            $8.38           125,598
    01/01/2009 to 12/31/2009            $8.38           $11.51            97,535
    01/01/2010 to 12/31/2010           $11.51           $14.68           133,506
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    01/01/2002 to 12/31/2002               --            $7.72            28,913
    01/01/2003 to 12/31/2003            $7.72           $10.41           192,966
    01/01/2004 to 12/31/2004           $10.41           $11.99           364,242
    01/01/2005 to 12/31/2005           $11.99           $12.96           260,627
    01/01/2006 to 12/31/2006           $12.96           $14.46           176,362
    01/01/2007 to 12/31/2007           $14.46           $14.51           150,294
    01/01/2008 to 12/31/2008           $14.51            $9.18            89,722
    01/01/2009 to 12/31/2009            $9.18           $11.94            51,593
    01/01/2010 to 12/31/2010           $11.94           $14.29            86,221
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    01/01/2001 to 12/31/2001               --            $5.81           163,539
    01/01/2002 to 12/31/2002            $5.81            $3.54           520,310
    01/01/2003 to 12/31/2003            $3.54            $5.16           729,288
    01/01/2004 to 12/31/2004            $5.16            $5.57           629,788
    01/01/2005 to 12/31/2005            $5.57            $5.54           310,844
    01/01/2006 to 12/31/2006            $5.54            $5.81           380,108
    01/01/2007 to 12/31/2007            $5.81            $6.78           511,665
    01/01/2008 to 12/31/2008            $6.78            $3.88           246,969
    01/01/2009 to 12/31/2009            $3.88            $5.86           239,318
    01/01/2010 to 12/31/2010            $5.86            $6.88           194,817
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    01/01/2001 to 12/31/2001               --            $9.25           262,999
    01/01/2002 to 12/31/2002            $9.25            $7.63           148,807
    01/01/2003 to 12/31/2003            $7.63            $9.26           336,748
    01/01/2004 to 12/31/2004            $9.26           $11.91           247,649
    01/01/2005 to 12/31/2005           $11.91           $15.53           373,876
    01/01/2006 to 12/31/2006           $15.53           $18.61           197,658
    01/01/2007 to 12/31/2007           $18.61           $24.50           179,791
    01/01/2008 to 12/31/2008           $24.50           $15.35           161,700
    01/01/2009 to 12/31/2009           $15.35           $17.61            93,722
    01/01/2010 to 12/31/2010           $17.61           $20.60            90,486

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    01/01/2002 to 12/31/2002                   --            $8.62             9,411
    01/01/2003 to 12/31/2003                $8.62            $9.04            81,004
    01/01/2004 to 12/31/2004                $9.04            $8.15            41,607
    01/01/2005 to 12/31/2005                $8.15            $7.79            48,716
    01/01/2006 to 12/31/2006                $7.79            $8.68            78,989
    01/01/2007 to 12/31/2007                $8.68            $8.83            19,524
    01/01/2008 to 12/31/2008                $8.83            $7.06            29,645
    01/01/2009 to 12/31/2009                $7.06            $8.20            63,349
    01/01/2010 to 12/31/2010                $8.20            $8.18            20,260
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    01/01/2002 to 12/31/2002                   --            $9.77           395,037
    01/01/2003 to 12/31/2003                $9.77           $13.52           315,457
    01/01/2004 to 12/31/2004               $13.52           $12.10           406,661
    01/01/2005 to 12/31/2005               $12.10           $15.18           479,530
    01/01/2006 to 12/31/2006               $15.18           $16.19           535,374
    01/01/2007 to 12/31/2007               $16.19           $19.70           278,711
    01/01/2008 to 12/31/2008               $19.70           $13.55           600,392
    01/01/2009 to 12/31/2009               $13.55           $18.22           363,944
    01/01/2010 to 12/31/2010               $18.22           $24.06           262,730
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    01/01/2001 to 12/31/2001                   --           $10.84            35,747
    01/01/2002 to 12/31/2002               $10.84           $10.77            32,985
    01/01/2003 to 12/31/2003               $10.77           $14.25           116,140
    01/01/2004 to 12/31/2004               $14.25           $18.01           216,703
    01/01/2005 to 12/31/2005               $18.01           $19.10            37,850
    01/01/2006 to 12/31/2006               $19.10           $25.14            80,333
    01/01/2007 to 12/31/2007               $25.14           $20.08            24,481
    01/01/2008 to 12/31/2008               $20.08           $11.72            10,163
    01/01/2009 to 12/31/2009               $11.72           $14.89            24,836
    01/01/2010 to 12/31/2010               $14.89           $18.44            29,882
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    01/01/2002 to 12/31/2002                   --            $8.07           126,238
    01/01/2003 to 12/31/2003                $8.07            $7.69           217,316
    01/01/2004 to 12/31/2004                $7.69            $6.81           888,013
    01/01/2005 to 12/31/2005                $6.81            $6.23           566,024
    01/01/2006 to 12/31/2006                $6.23            $6.82           255,289
    01/01/2007 to 12/31/2007                $6.82            $6.42           211,288
    01/01/2008 to 12/31/2008                $6.42            $3.96           414,255
    01/01/2009 to 12/31/2009                $3.96            $5.20           156,158
    01/01/2010 to 12/31/2010                $5.20            $4.33           355,164
-------------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    01/01/2002 to 12/31/2002                   --            $5.17            33,410
    01/01/2003 to 12/31/2003                $5.17            $9.67            51,652
    01/01/2004 to 12/31/2004                $9.67            $7.35            98,700
    01/01/2005 to 12/31/2005                $7.35            $7.93            79,040
    01/01/2006 to 12/31/2006                $7.93            $7.32            98,783
    01/01/2007 to 12/31/2007                $7.32            $7.79           139,175
    01/01/2008 to 12/31/2008                $7.79            $3.88               999
    01/01/2009 to 12/31/2009                $3.88            $6.33            71,678
    01/01/2010 to 12/31/2010                $6.33            $7.07            17,479

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    01/01/2004 to 12/31/2004               --            $9.71            11,369
    01/01/2005 to 12/31/2005            $9.71            $8.73            32,585
    01/01/2006 to 12/31/2006            $8.73            $8.36           302,256
    01/01/2007 to 12/31/2007            $8.36            $8.07             6,106
    01/01/2008 to 12/31/2008            $8.07           $10.57            54,520
    01/01/2009 to 12/31/2009           $10.57            $6.78            14,254
    01/01/2010 to 12/31/2010            $6.78            $5.00             4,659
---------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.07           119,355
    01/01/2003 to 12/31/2003           $11.07            $6.90           164,801
    01/01/2004 to 12/31/2004            $6.90            $6.09            92,529
    01/01/2005 to 12/31/2005            $6.09            $6.10           430,497
    01/01/2006 to 12/31/2006            $6.10            $5.98           247,455
    01/01/2007 to 12/31/2007            $5.98            $5.25            59,572
    01/01/2008 to 12/31/2008            $5.25            $7.73            28,572
    01/01/2009 to 12/31/2009            $7.73            $4.56            33,818
    01/01/2010 to 12/31/2010            $4.56            $3.57            65,376
---------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    01/01/2004 to 12/31/2004               --            $9.55            12,042
    01/01/2005 to 12/31/2005            $9.55            $9.21           306,257
    01/01/2006 to 12/31/2006            $9.21            $8.07           327,704
    01/01/2007 to 12/31/2007            $8.07            $8.38            28,374
    01/01/2008 to 12/31/2008            $8.38           $10.34            61,805
    01/01/2009 to 12/31/2009           $10.34            $6.94           338,038
    01/01/2010 to 12/31/2010            $6.94            $4.90            85,166
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    01/01/2002 to 12/31/2002               --            $7.75            89,346
    01/01/2003 to 12/31/2003            $7.75           $10.34           184,649
    01/01/2004 to 12/31/2004           $10.34           $12.30           427,343
    01/01/2005 to 12/31/2005           $12.30           $13.14           196,877
    01/01/2006 to 12/31/2006           $13.14           $14.19            68,601
    01/01/2007 to 12/31/2007           $14.19           $14.67            55,924
    01/01/2008 to 12/31/2008           $14.67            $9.61           185,844
    01/01/2009 to 12/31/2009            $9.61           $12.05            72,319
    01/01/2010 to 12/31/2010           $12.05           $15.05           164,770
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    01/01/2002 to 12/31/2002               --            $7.14            99,422
    01/01/2003 to 12/31/2003            $7.14            $9.55           346,508
    01/01/2004 to 12/31/2004            $9.55           $11.40           585,857
    01/01/2005 to 12/31/2005           $11.40           $11.78           112,028
    01/01/2006 to 12/31/2006           $11.78           $13.74           170,318
    01/01/2007 to 12/31/2007           $13.74           $12.67            78,556
    01/01/2008 to 12/31/2008           $12.67            $8.72            69,194
    01/01/2009 to 12/31/2009            $8.72           $10.43            28,683
    01/01/2010 to 12/31/2010           $10.43           $12.66            38,292

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    01/01/2001 to 12/31/2001               --            $5.95            53,955
    01/01/2002 to 12/31/2002            $5.95            $3.51            48,717
    01/01/2003 to 12/31/2003            $3.51            $5.09            83,329
    01/01/2004 to 12/31/2004            $5.09            $5.03           201,017
    01/01/2005 to 12/31/2005            $5.03            $5.06           103,649
    01/01/2006 to 12/31/2006            $5.06            $5.43            67,983
    01/01/2007 to 12/31/2007            $5.43            $6.18           147,187
    01/01/2008 to 12/31/2008            $6.18            $3.41            67,686
    01/01/2009 to 12/31/2009            $3.41            $5.48           140,984
    01/01/2010 to 12/31/2010            $5.48            $6.03           110,846
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    01/01/2001 to 12/31/2001               --            $7.15             1,696
    01/01/2002 to 12/31/2002            $7.15            $4.41            65,796
    01/01/2003 to 12/31/2003            $4.41            $4.49            56,454
    01/01/2004 to 12/31/2004            $4.49            $5.16           233,182
    01/01/2005 to 12/31/2005            $5.16            $4.78            64,560
    01/01/2006 to 12/31/2006            $4.78            $6.38           324,251
    01/01/2007 to 12/31/2007            $6.38            $6.87            82,751
    01/01/2008 to 12/31/2008            $6.87            $4.48           113,728
    01/01/2009 to 12/31/2009            $4.48            $4.77            11,577
    01/01/2010 to 12/31/2010            $4.77            $5.49            95,233
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    01/01/2002 to 12/31/2002               --           $11.64           206,704
    01/01/2003 to 12/31/2003           $11.64           $11.27           186,404
    01/01/2004 to 12/31/2004           $11.27           $12.11           195,171
    01/01/2005 to 12/31/2005           $12.11           $13.11           493,711
    01/01/2006 to 12/31/2006           $13.11           $12.44           112,791
    01/01/2007 to 12/31/2007           $12.44           $13.61           339,646
    01/01/2008 to 12/31/2008           $13.61           $20.24           201,150
    01/01/2009 to 12/31/2009           $20.24           $13.55           138,066
    01/01/2010 to 12/31/2010           $13.55           $14.82            92,703
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    01/01/2001 to 12/31/2001               --            $7.52            80,778
    01/01/2002 to 12/31/2002            $7.52            $4.78           108,279
    01/01/2003 to 12/31/2003            $4.78            $7.26           327,838
    01/01/2004 to 12/31/2004            $7.26            $8.45           367,865
    01/01/2005 to 12/31/2005            $8.45            $8.61           133,241
    01/01/2006 to 12/31/2006            $8.61           $10.53           137,577
    01/01/2007 to 12/31/2007           $10.53           $10.55           268,096
    01/01/2008 to 12/31/2008           $10.55            $3.42           634,913
    01/01/2009 to 12/31/2009            $3.42            $4.91           139,898
    01/01/2010 to 12/31/2010            $4.91            $5.96            55,751

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    01/01/2002 to 12/31/2002                            --            $5.75             34,937
    01/01/2003 to 12/31/2003                         $5.75            $9.71             91,098
    01/01/2004 to 12/31/2004                         $9.71           $12.32            245,338
    01/01/2005 to 12/31/2005                        $12.32           $14.43             77,439
    01/01/2006 to 12/31/2006                        $14.43           $15.87             61,966
    01/01/2007 to 12/31/2007                        $15.87           $16.70             40,495
    01/01/2008 to 12/31/2008                        $16.70            $5.40             30,204
    01/01/2009 to 12/31/2009                         $5.40            $8.89             77,657
    01/01/2010 to 12/31/2010                         $8.89           $13.22             71,553
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    01/01/2001 to 12/31/2001                         $6.25            $1.94          1,166,884
    01/01/2002 to 12/31/2002                         $1.94            $0.60          1,188,414
    01/01/2003 to 12/31/2003                         $0.60            $1.21          1,640,765
    01/01/2004 to 12/31/2004                         $1.21            $1.37          1,534,878
    01/01/2005 to 12/31/2005                         $1.37            $1.31          1,633,641
    01/01/2006 to 12/31/2006                         $1.31            $1.36          1,830,505
    01/01/2007 to 12/31/2007                         $1.36            $1.74          2,571,465
    01/01/2008 to 12/31/2008                         $1.74            $0.47          2,361,022
    01/01/2009 to 12/31/2009                         $0.47            $1.03          1,560,904
    01/01/2010 to 12/31/2010                         $1.03            $1.38          1,434,255
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    01/01/2001 to 12/31/2001                         $9.27            $8.51            221,152
    01/01/2002 to 12/31/2002                         $8.51            $4.85            147,185
    01/01/2003 to 12/31/2003                         $4.85            $9.61            258,143
    01/01/2004 to 12/31/2004                         $9.61           $12.51            476,709
    01/01/2005 to 12/31/2005                        $12.51           $12.41             68,999
    01/01/2006 to 12/31/2006                        $12.41           $15.53             77,538
    01/01/2007 to 12/31/2007                        $15.53           $13.40             63,150
    01/01/2008 to 12/31/2008                        $13.40            $4.50             95,466
    01/01/2009 to 12/31/2009                         $4.50            $6.27            126,689
    01/01/2010 to 12/31/2010                         $6.27            $9.24            126,225
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    01/01/2001 to 12/31/2001                            --            $8.18             48,251
    01/01/2002 to 12/31/2002                         $8.18            $6.18            127,336
    01/01/2003 to 12/31/2003                         $6.18            $7.45             88,248
    01/01/2004 to 12/31/2004                         $7.45            $8.97            347,666
    01/01/2005 to 12/31/2005                         $8.97           $10.07            171,380
    01/01/2006 to 12/31/2006                        $10.07           $11.93            337,008
    01/01/2007 to 12/31/2007                        $11.93           $13.72            337,671
    01/01/2008 to 12/31/2008                        $13.72            $9.45            124,740
    01/01/2009 to 12/31/2009                         $9.45           $10.39             50,448
    01/01/2010 to 12/31/2010                        $10.39           $10.94             85,330
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.53             14,108
    01/01/2005 to 12/31/2005                        $10.53           $12.18             49,783
    01/01/2006 to 12/31/2006                        $12.18           $14.65             54,533
    01/01/2007 to 12/31/2007                        $14.65           $17.40             70,733
    01/01/2008 to 12/31/2008                        $17.40            $8.59             36,984
    01/01/2009 to 12/31/2009                         $8.59           $11.71             31,437
    01/01/2010 to 12/31/2010                        $11.71           $13.26             26,798

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                       Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
RYDEX VT INVERSE S&P 500 STRATEGY
    01/01/2001 to 12/31/2001             $10.76           $12.29             1,421
    01/01/2002 to 12/31/2002             $12.29           $14.85               875
    01/01/2003 to 12/31/2003             $14.85               --                 0
    01/01/2005 to 12/31/2005             $10.05            $9.91                 0
    01/01/2006 to 12/31/2006              $9.91            $9.11                 0
    01/01/2007 to 12/31/2007              $9.11            $9.12                 0
    01/01/2008 to 12/31/2008              $9.12           $12.62                 0
    01/01/2009 to 12/31/2009             $12.62            $9.08                 0
    01/01/2010 to 12/31/2010              $9.08            $7.49                 0
-----------------------------------------------------------------------------------------
RYDEX VT NASDAQ-100
    01/01/2001 to 12/31/2001             $10.53            $6.78           185,653
    01/01/2002 to 12/31/2002              $6.78            $4.12           105,261
    01/01/2003 to 12/31/2003              $4.12            $5.95            92,804
    01/01/2004 to 12/31/2004              $5.95            $6.47            78,958
    01/01/2005 to 12/31/2005              $6.47            $6.50            50,445
    01/01/2006 to 12/31/2006              $6.50            $6.83            36,153
    01/01/2007 to 12/31/2007              $6.83            $7.99            19,450
    01/01/2008 to 12/31/2008              $7.99            $4.61            17,452
    01/01/2009 to 12/31/2009              $4.61            $6.97            14,083
    01/01/2010 to 12/31/2010              $6.97            $8.20             8,490
-----------------------------------------------------------------------------------------
RYDEX VT NOVA
    01/01/2001 to 12/31/2001              $8.61            $6.54            96,678
    01/01/2002 to 12/31/2002              $6.54            $4.18            53,740
    01/01/2003 to 12/31/2003              $4.18            $5.77            50,893
    01/01/2004 to 12/31/2004              $5.77            $6.58            48,943
    01/01/2005 to 12/31/2005              $6.58            $6.79            47,099
    01/01/2006 to 12/31/2006              $6.79            $8.05            31,057
    01/01/2007 to 12/31/2007              $8.05            $8.09            19,304
    01/01/2008 to 12/31/2008              $8.09            $3.66            17,442
    01/01/2009 to 12/31/2009              $3.66            $4.92            17,400
    01/01/2010 to 12/31/2010              $4.92            $5.87            17,364
-----------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    01/01/2004 to 12/31/2004                 --           $10.82               999
    01/01/2005 to 12/31/2005             $10.82           $11.20               471
    01/01/2006 to 12/31/2006             $11.20           $11.44             1,065
    01/01/2007 to 12/31/2007             $11.44           $11.85             1,043
    01/01/2008 to 12/31/2008             $11.85            $8.48             1,975
    01/01/2009 to 12/31/2009              $8.48            $9.59             2,733
    01/01/2010 to 12/31/2010              $9.59           $11.36             3,272
-----------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    01/01/2004 to 12/31/2004                 --           $11.40            14,798
    01/01/2005 to 12/31/2005             $11.40           $12.15            15,235
    01/01/2006 to 12/31/2006             $12.15           $13.46            30,539
    01/01/2007 to 12/31/2007             $13.46           $14.63            53,518
    01/01/2008 to 12/31/2008             $14.63            $8.02            48,267
    01/01/2009 to 12/31/2009              $8.02            $9.01            15,526
    01/01/2010 to 12/31/2010              $9.01           $10.66            15,340

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    01/01/2004 to 12/31/2004                                       --           $10.55                59
    01/01/2005 to 12/31/2005                                   $10.55           $10.15               223
    01/01/2006 to 12/31/2006                                   $10.15           $12.66            11,382
    01/01/2007 to 12/31/2007                                   $12.66           $12.66             3,312
    01/01/2008 to 12/31/2008                                   $12.66            $8.99             1,694
    01/01/2009 to 12/31/2009                                    $8.99           $10.18                 0
    01/01/2010 to 12/31/2010                                   $10.18           $11.80                 0
---------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/02/2005* to 12/31/2005                                  $10.00            $9.83            10,313
    01/01/2006 to 12/31/2006                                    $9.83           $11.53            36,613
    01/01/2007 to 12/31/2007                                   $11.53           $11.59            39,045
    01/01/2008 to 12/31/2008                                   $11.59            $6.84            43,892
    01/01/2009 to 12/31/2009                                    $6.84            $7.76            63,549
    01/01/2010 to 12/31/2010                                    $7.76            $8.98            42,418
---------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    01/01/2004 to 12/31/2004                                       --           $12.67            10,691
    01/01/2005 to 12/31/2005                                   $12.67           $15.07            34,332
    01/01/2006 to 12/31/2006                                   $15.07           $15.40            11,865
    01/01/2007 to 12/31/2007                                   $15.40           $18.09            20,913
    01/01/2008 to 12/31/2008                                   $18.09            $8.12             7,104
    01/01/2009 to 12/31/2009                                    $8.12            $8.64             6,488
    01/01/2010 to 12/31/2010                                    $8.64           $11.20             3,149
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
    01/01/2001 to 12/31/2001                                    $9.76            $9.07           131,195
    01/01/2002 to 12/31/2002                                    $9.07            $6.84           109,227
    01/01/2003 to 12/31/2003                                    $6.84            $8.54            44,932
    01/01/2004 to 12/31/2004                                    $8.54            $9.43            35,085
    01/01/2005 to 12/31/2005                                    $9.43            $9.66            13,894
    01/01/2006 to 12/31/2006                                    $9.66           $11.72            32,164
    01/01/2007 to 12/31/2007                                   $11.72           $11.51            12,698
    01/01/2008 to 12/31/2008                                   $11.51            $7.43            14,148
    01/01/2009 to 12/31/2009                                    $7.43            $9.52            53,814
    01/01/2010 to 07/16/2010                                    $9.52            $9.17                 0
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    01/01/2001 to 12/31/2001                                   $17.03           $16.01            14,888
    01/01/2002 to 12/31/2002                                   $16.01           $12.84            15,148
    01/01/2003 to 12/31/2003                                   $12.84           $16.10            16,761
    01/01/2004 to 12/31/2004                                   $16.10           $17.77            11,464
    01/01/2005 to 12/31/2005                                   $17.77           $18.60            11,773
    01/01/2006 to 12/31/2006                                   $18.60           $21.91            22,180
    01/01/2007 to 12/31/2007                                   $21.91           $22.37            25,014
    01/01/2008 to 12/31/2008                                   $22.37           $14.12            22,204
    01/01/2009 to 12/31/2009                                   $14.12           $16.40            20,138
    01/01/2010 to 07/16/2010                                   $16.40           $15.84                 0
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO
 SHARE CLASS 1
    07/16/2010* to 12/31/2010                                  $12.78           $15.53            61,109
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO
 SHARE CLASS 2
    07/16/2010* to 12/31/2010                                  $15.84           $18.54            48,608

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO
 SHARE CLASS 1
    07/16/2010* to 12/31/2010                              $11.71           $14.84            75,872
-----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO
 SHARE CLASS 1
    07/16/2010* to 12/31/2010                               $9.59           $12.31            67,031



 *  Denotes the start date of these sub-accounts

                              ADVISORS CHOICE 2000
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (2.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.22          3,365,059
    01/01/2010 to 12/31/2010                              $12.22           $13.40          5,268,356
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.04           $12.41          1,820,120
    01/01/2010 to 12/31/2010                              $12.41           $13.83          2,767,854
----------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.06           $12.77            219,488
    01/01/2010 to 12/31/2010                              $12.77           $14.33            330,431
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.91             78,869
    01/01/2010 to 12/31/2010                              $12.91           $14.32            144,391
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.12           $12.21            151,621
    01/01/2010 to 12/31/2010                              $12.21           $13.50            217,261
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.46            191,964
    01/01/2010 to 12/31/2010                              $12.46           $13.90            262,897
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.04          4,105,360
    01/01/2010 to 12/31/2010                              $12.04           $13.25          6,540,463
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.99                  0
    01/01/2010 to 12/31/2010                               $9.99           $10.70                  0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.61                 47
    01/01/2010 to 12/31/2010                               $9.61           $10.41                440
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                             $10.00           $10.74                  0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                               $9.92            $9.68                  0
    01/01/2010 to 12/31/2010                               $9.68           $10.54                  0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                                  $9.91            $9.58                  0
    01/01/2010 to 12/31/2010                                  $9.58           $10.45                  0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                  $9.88            $9.25                  0
    01/01/2010 to 12/31/2010                                  $9.25           $10.14                  0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                $10.00           $10.98                  0
-------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.04           $12.31          3,569,333
    01/01/2010 to 12/31/2010                                 $12.31           $13.67          4,979,410
-------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.05           $12.34          1,088,359
    01/01/2010 to 12/31/2010                                 $12.34           $13.83          1,976,926
-------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.04           $11.94          2,173,385
    01/01/2010 to 12/31/2010                                 $11.94           $13.09          3,252,135
-------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.61           $14.51             72,498
    01/01/2010 to 12/31/2010                                 $14.51           $18.29            140,193
-------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98           $12.99            103,365
    01/01/2010 to 12/31/2010                                 $12.99           $16.86            159,307
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET
 ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.03           $11.97            864,688
    01/01/2010 to 12/31/2010                                 $11.97           $13.29          1,090,965
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.01           $12.30          1,869,407
    01/01/2010 to 12/31/2010                                 $12.30           $13.78          2,940,865
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $12.16          3,317,336
    01/01/2010 to 12/31/2010                                 $12.16           $14.17          4,857,162
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.86           $13.94             44,478
    01/01/2010 to 12/31/2010                                 $13.94           $16.41             89,121
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.05           $12.84            283,440
    01/01/2010 to 12/31/2010                                 $12.84           $13.87            389,692
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $13.49            286,175
    01/01/2010 to 12/31/2010                                 $13.49           $15.83            479,051
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.95           $12.76            109,350
    01/01/2010 to 12/31/2010                                 $12.76           $15.84            244,303
-------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02           $12.52            213,769
    01/01/2010 to 12/31/2010                                 $12.52           $13.92            338,616

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.04           $12.25          1,577,195
    01/01/2010 to 12/31/2010                             $12.25           $13.66          2,578,775
---------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02           $11.86          1,974,063
    01/01/2010 to 12/31/2010                             $11.86           $12.97          2,972,193
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.14           $13.27            114,610
    01/01/2010 to 12/31/2010                             $13.27           $14.89            190,802
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.12           $13.10             88,177
    01/01/2010 to 12/31/2010                             $13.10           $14.26            144,510
---------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.98           $10.85                646
    01/01/2010 to 12/31/2010                             $10.85           $11.77             41,606
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.08           $11.67          2,081,526
    01/01/2010 to 12/31/2010                             $11.67           $12.27          2,138,295
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.08           $10.29              4,844
    01/01/2010 to 12/31/2010                             $10.29           $11.21             55,900
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                            $10.15           $10.29              3,740
    01/01/2010 to 12/31/2010                             $10.29           $11.47             38,186
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.13           $13.59            177,474
    01/01/2010 to 12/31/2010                             $13.59           $14.27            327,702
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.06           $12.73             35,867
    01/01/2010 to 12/31/2010                             $12.73           $14.12             62,582
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03           $12.09            114,616
    01/01/2010 to 12/31/2010                             $12.09           $13.43            148,549
---------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.01           $12.72            159,504
    01/01/2010 to 12/31/2010                             $12.72           $14.92            248,348
---------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07           $13.37            178,237
    01/01/2010 to 12/31/2010                             $13.37           $14.67            318,815
---------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03           $12.15            116,402
    01/01/2010 to 12/31/2010                             $12.15           $13.43            164,734
---------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.99           $13.23             57,715
    01/01/2010 to 12/31/2010                             $13.23           $16.02            128,363
---------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.00            $9.87            766,665
    01/01/2010 to 12/31/2010                              $9.87            $9.67          1,224,819

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.13           $13.72            103,062
    01/01/2010 to 12/31/2010                                $13.72           $16.59            159,478
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98           $12.37             87,413
    01/01/2010 to 12/31/2010                                $12.37           $15.59            153,346
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.93           $12.07             48,893
    01/01/2010 to 12/31/2010                                $12.07           $14.22            111,789
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05           $14.80            212,846
    01/01/2010 to 12/31/2010                                $14.80           $17.72            436,193
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.99           $10.48            240,395
    01/01/2010 to 12/31/2010                                $10.48           $10.67            445,435
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98           $11.05          2,760,749
    01/01/2010 to 12/31/2010                                $11.05           $11.66          4,831,426
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02           $11.61          3,978,257
    01/01/2010 to 12/31/2010                                $11.61           $12.57          5,926,854
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.08           $12.81             34,055
    01/01/2010 to 12/31/2010                                $12.81           $14.43             55,005
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.08           $12.39          1,996,434
    01/01/2010 to 12/31/2010                                $12.39           $13.57          3,765,722
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01           $13.14             76,927
    01/01/2010 to 12/31/2010                                $13.14           $17.55            200,848
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98           $12.94             86,498
    01/01/2010 to 12/31/2010                                $12.94           $15.97            123,286
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04           $12.15          2,381,599
    01/01/2010 to 12/31/2010                                $12.15           $13.27          3,684,135
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02           $11.11            235,256
    01/01/2010 to 12/31/2010                                $11.11           $11.50            329,128
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.99           $13.16            352,417
    01/01/2010 to 12/31/2010                                $13.16           $14.93            560,108
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.30           $13.76            309,121
    01/01/2010 to 12/31/2010                                $13.76           $16.23            532,642
------------------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.10           $12.76            119,144
    01/01/2010 to 12/31/2010                                $12.76           $14.05            170,995

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $10.76            447,678
    01/01/2010 to 12/31/2010                                 $10.76           $11.36            892,152
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    05/01/2009 to 12/31/2009                                 $10.04           $12.63              4,341
    01/01/2010 to 07/16/2010                                 $12.63           $12.35                  0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                 $10.05           $12.74             15,269
    01/01/2010 to 07/16/2010                                 $12.74           $12.08                  0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                  $9.89           $12.84              7,056
    01/01/2010 to 07/16/2010                                 $12.84           $11.97                  0
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.10           $13.28              2,107
    01/01/2010 to 12/31/2010                                 $13.28           $15.48              9,248
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                 $10.07           $12.83          2,577,060
    01/01/2010 to 12/31/2010                                 $12.83           $13.85          4,539,049
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $14.49              2,949
    01/01/2010 to 12/31/2010                                 $14.49           $15.58              8,740
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND
 FORMERLY, AIM V.I. DYNAMICS FUND
    05/01/2009 to 12/31/2009                                 $10.04           $13.15                  0
    01/01/2010 to 12/31/2010                                 $13.15           $15.95              1,893
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
 FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
    05/01/2009 to 12/31/2009                                 $10.00           $13.99              1,396
    01/01/2010 to 12/31/2010                                 $13.99           $15.12              5,500
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
 FORMERLY, AIM V.I. GLOBAL HEALTH CARE
    05/01/2009 to 12/31/2009                                  $9.95           $12.76              2,672
    01/01/2010 to 12/31/2010                                 $12.76           $13.15             13,907
-------------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
 FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
    05/01/2009 to 12/31/2009                                 $10.12           $14.51             16,330
    01/01/2010 to 12/31/2010                                 $14.51           $16.51             23,496
-------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    05/01/2009 to 12/31/2009                                 $10.20           $14.01             79,546
    01/01/2010 to 12/31/2010                                 $14.01           $15.64             47,987
-------------------------------------------------------------------------------------------------------------
PROFUND VP BANKS
    05/01/2009 to 12/31/2009                                  $9.77           $12.51                  0
    01/01/2010 to 12/31/2010                                 $12.51           $13.28                  0
-------------------------------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    05/01/2009 to 12/31/2009                                 $10.15           $14.30              5,245
    01/01/2010 to 12/31/2010                                 $14.30           $18.17             12,227
-------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR
    05/01/2009 to 12/31/2009                                  $9.94            $7.33             14,885
    01/01/2010 to 12/31/2010                                  $7.33            $5.90             11,324
-------------------------------------------------------------------------------------------------------------
PROFUND VP BULL
    05/01/2009 to 12/31/2009                                 $10.05           $12.67              1,486
    01/01/2010 to 12/31/2010                                 $12.67           $13.97              1,778

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009               $10.03           $12.57             5,807
    01/01/2010 to 12/31/2010               $12.57           $14.45            13,043
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009                $9.95           $12.31             3,759
    01/01/2010 to 12/31/2010               $12.31           $14.63            12,760
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    05/01/2009 to 12/31/2009               $10.15           $13.64                 0
    01/01/2010 to 12/31/2010               $13.64           $13.71                 0
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009                $9.83           $12.88            27,227
    01/01/2010 to 12/31/2010               $12.88           $14.00            44,524
-------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009                $9.98           $12.79            13,698
    01/01/2010 to 12/31/2010               $12.79           $12.88            32,759
-------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009               $10.11           $12.78            17,879
    01/01/2010 to 12/31/2010               $12.78           $15.50            41,384
-------------------------------------------------------------------------------------------
PROFUND VP JAPAN
    05/01/2009 to 12/31/2009               $10.22           $11.37                 0
    01/01/2010 to 12/31/2010               $11.37           $10.41                 0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.07           $12.65            10,063
    01/01/2010 to 12/31/2010               $12.65           $14.02            14,530
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009               $10.03           $12.70             4,839
    01/01/2010 to 12/31/2010               $12.70           $14.04             9,437
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009                $9.99           $12.67             4,229
    01/01/2010 to 12/31/2010               $12.67           $15.93            12,678
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009                $9.92           $12.77             9,560
    01/01/2010 to 12/31/2010               $12.77           $15.07            16,744
-------------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    05/01/2009 to 12/31/2009               $10.01           $13.05            15,664
    01/01/2010 to 12/31/2010               $13.05           $15.12            10,388
-------------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    05/01/2009 to 12/31/2009               $10.30           $11.93             8,600
    01/01/2010 to 12/31/2010               $11.93           $13.77            13,277
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    05/01/2009 to 12/31/2009               $10.02           $13.09                 0
    01/01/2010 to 12/31/2010               $13.09           $12.89             1,217
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    05/01/2009 to 12/31/2009               $10.01           $13.68            15,781
    01/01/2010 to 12/31/2010               $13.68           $17.82            17,579
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                $9.62           $14.03             5,775
    01/01/2010 to 12/31/2010               $14.03           $17.14             9,961
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    05/01/2009 to 12/31/2009               $10.11           $10.23            99,212
    01/01/2010 to 12/31/2010               $10.23            $8.42           118,627

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    05/01/2009 to 12/31/2009                                    $9.99            $7.10             5,914
    01/01/2010 to 12/31/2010                                    $7.10            $5.48                 0
---------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009                                   $10.01           $12.59             7,902
    01/01/2010 to 12/31/2010                                   $12.59           $15.50            12,130
---------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009                                    $9.96           $12.41             2,746
    01/01/2010 to 12/31/2010                                   $12.41           $14.84             9,583
---------------------------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009                                   $10.15           $11.02             7,985
    01/01/2010 to 12/31/2010                                   $11.02           $12.49            14,287
---------------------------------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    05/01/2009 to 12/31/2009                                    $9.89            $8.91             2,369
    01/01/2010 to 12/31/2010                                    $8.91            $9.61             2,261
---------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    05/01/2009 to 12/31/2009                                    $9.94           $16.03                 0
    01/01/2010 to 12/31/2010                                   $16.03           $23.51                85
---------------------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009                                   $10.23           $12.26            14,879
    01/01/2010 to 12/31/2010                                   $12.26           $12.72            29,651
---------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.14           $13.41                 0
    01/01/2010 to 12/31/2010                                   $13.41           $14.97               169
---------------------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.00           $12.01                 0
    01/01/2010 to 12/31/2010                                   $12.01           $14.04             1,471
---------------------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.00           $12.31                 0
    01/01/2010 to 12/31/2010                                   $12.31           $14.36                 0
---------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.14           $13.30               903
    01/01/2010 to 12/31/2010                                   $13.30           $15.21             2,646
---------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.05           $13.72             3,178
    01/01/2010 to 12/31/2010                                   $13.72           $15.66             4,387
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    05/01/2009 to 12/31/2009                                   $10.09           $12.28             2,125
    01/01/2010 to 07/16/2010                                   $12.28           $11.77                 0
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO
 SHARE CLASS 1
    07/16/2010* to 12/31/2010                                  $12.09           $14.59            20,042
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO
 SHARE CLASS 2
    07/16/2010* to 12/31/2010                                  $11.77           $13.69             4,900
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO
 SHARE CLASS 1
    07/16/2010* to 12/31/2010                                  $11.97           $15.07             7,752
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO
 SHARE CLASS 1
    07/16/2010* to 12/31/2010                                   $9.59           $12.23            14,957



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth   =      Account Value of variable     minus    Purchase Payments -
              investment options plus Interim         proportional withdrawals
              Value of Fixed Allocations (no
                       MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000

 IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

       Growth                   =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                                =              $90,000 - [$50,000 - $10,000]
                                =              $90,000 - $40,000
                                =              $50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                =              $50,000 * 0.40
                                =              $20,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                =              $110,000

 EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

 Highest Anniversary Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                              =    $90,000 - $18,000
                              =    $72,000

 Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                              =    max [$80,000, $40,000]
                              =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 EXAMPLE WITH MARKET INCREASE AND DEATH BEFORE DEATH BENEFIT TARGET DATE
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 EXAMPLE WITH WITHDRAWALS
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]}* 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

                APPENDIX C-1 - ADVISOR'S CHOICE PRIOR CONTRACT

 Between November 1993 and July 31, 1997, the Prudential Annuities offered a variable annuity under the marketing name Advisors Choice(R) which is no longer being offered ("Choice" or "Prior Contract"). Purchase Payments may continue to be made to the Prior Contract. Assets supporting the Prior Contracts are maintained in Sub-account of Separate Account B.

 The principal differences between the contracts offered by this Prospectus under the marketing name Advisors Choice(R) 2000 ("Choice 2" or "Current Contract") and the Prior Contract relate to the availability of fixed investment options under the contract, charges made by the Company, and death benefit provisions.

 GLOSSARY OF TERMS
 Some of the definitions used in the Choice contract are different from the definitions used in Choice 2 contract. The definition of "Account Value" in the Choice 2 prospectus is the same as the definition of "Account Value" in the Choice prospectus, except for the inclusion of disclosure related to fixed investment options. Fixed investment options are not available in the Prior Contract. The following defined terms in the Choice 2 prospectus relating to the fixed investment options are not applicable to the Prior Contracts:
 "Current Rates," "Fixed Allocation," "Guarantee Period," "Interim Value," "MVA," and "Maturity Date." The definition of "Net Purchase Payment" in the CHC2 prospectus is the same as the definition of "Net Purchase Payment" in the Choice prospectus, except for the inclusion of any applicable sales charge, initial maintenance fee and/or charge for taxes in the Choice contracts.

 WHAT ARE THE FIXED INVESTMENT OPTIONS?
 The Prior Contracts do not offer a fixed investment option. Therefore, any provisions in this Prospectus that relate to the Fixed Allocations are not applicable to the Prior Contract.

 FEES AND CHARGES

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 ANNUAL MAINTENANCE FEE: A maintenance fee for the Prior Contract equaling the lesser of $35 or 2% may be assessed against: (a) the initial Purchase Payment; and (b) each Annuity Year after the first, the Account Value. It applies to the initial Purchase Payment only if less than $50,000. It is assessed, as of the first Valuation Period of each Annuity Year after the first only if, at that time, the Account Value of the Annuity is less than $50,000.

 MANAGING YOUR ACCOUNT VALUE

 DO YOU OFFER DOLLAR COST AVERAGING?
 Your Choice annuity must have an Account Value of not less than $20,000 at the time we accept your request for a dollar cost averaging program.

 DO YOU OFFER A PROGRAM TO BALANCED FIXED AND VARIABLE INVESTMENTS?
 The "Balanced Investment Program" is not available under the Prior Contract.

 PERFORMANCE ADVANTAGE
 This benefit is not available under the Prior Contract.

 ACCESS TO ACCOUNT VALUE

 CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION
 PERIOD?
 Your Choice annuity must have an Account Value of at least $25,000 at the time we accept your request for a program of Systematic Withdrawals.

 WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?
 The minimum monthly annuity payment for the Choice contract is $50.00, except where a lower amount is required by law.

 LIVING BENEFITS
 The Optional Living Benefits are not available under the Prior Contract.

                                 DEATH BENEFIT

 The minimum death benefit for the Choice contract is the total of each Purchase Payment growing daily at the equivalent of a specified interest rate per year starting as to each Purchase Payment on the date it is allocated to the Account Value, less the total of each withdrawal, of any type, growing daily at the equivalent of the same specified interest rate per year starting as of the date of each such withdrawal. However, this minimum death benefit may not exceed 200% of (A) minus (B), where (A) is the total of all Purchase Payment received; and (B) is the total of all withdrawals of any type. Currently, the specified rate at which the minimum death benefit increases is 5% per year, compounded yearly.

 OPTIONAL DEATH BENEFITS
 The Optional Death Benefits are not available under the Prior Contract.

 PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER
 The Plus40(TM) Optional Life Insurance Rider is not available under the Prior Contract.

 PERFORMANCE INFORMATION
 The calculation of performance information and the Standard Total Return and the Non-standard Total Return for the Choice Sub-accounts are set forth in the Choice 2 Statement of Additional Information.

                APPENDIX C-2 - ADVISOR'S CHOICE PRIOR CONTRACT


                               EXPENSE EXAMPLES
          The Expense Examples for the Prior Contract are as follows:

 WHETHER OR NOT YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME
                                    PERIOD:

                      -----------------------------------
                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      -----------------------------------
                      $393    $1,191   $2,006   $4,118
                      -----------------------------------

          IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                      -----------------------------------
                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      -----------------------------------
                      $393    $1,191   $2,006   $4,118
                      -----------------------------------

 The Expense Examples shown above assume your Account Value is less than $50,000 so that the Annual Maintenance Fee applies. If your Account Value is greater than $50,000 such that the Annual Maintenance Fee does not apply, the amounts indicated in the Expense Examples shown above would be reduced.

 FEES AND CHARGES

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 Sales Charge: The Prior Contract provides for a sales charge in the amount of 1.5% of each Purchase Payment. Any applicable sales charge is deducted from each Purchase Payment.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the Insurance Charge for administrative costs. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

 No sales charge is imposed when any group annuity contract or any Annuity issued pursuant to this Prospectus is owned on its Issue Date by: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Inc.;
 (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in
 (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above; and (j) the siblings of any such persons noted in (b) through (h) above. Any elimination of the sales charge or any reduction to the amount of such charges will not discriminate unfairly between Annuity purchasers. We will not make any changes to this charge where prohibited by law.

 LIVING BENEFITS
 The Optional Living Benefits are not available under the Prior Contract.

 DEATH BENEFIT

 OPTIONAL DEATH BENEFITS
 The Optional Death Benefits are not available under the Prior Contract.

 PLUS40 OPTIONAL LIFE INSURANCE RIDER
 The Plus40 Optional Life Insurance Rider was never available under the Prior Contract.

                      APPENDIX D - PERFORMANCE ADVANTAGE

                  PRUDENTIAL ANNUITIES' PERFORMANCE ADVANTAGE

 Prudential Annuities' Performance Advantage was offered, in those states where approved, between May 15, 1999 and October 22, 2000. The description below of the Performance Advantage benefit applies to those Contract Owners who purchased an Annuity during that time period when the Performance Advantage feature was offered.

                               GLOSSARY OF TERMS

 When determining the Account Value and Surrender Value of the Annuity, both amounts will not include any Target Value Credits (described below) that we are entitled to recover upon Surrender of your Annuity.

                DO YOU PROVIDE ANY GUARANTEES ON MY INVESTMENT?

 The Annuity provides variable investment options and fixed investment options. Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a "target value" on its 10/th/ anniversary. If, on the 10/th/ anniversary of your Annuity's Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:

..   You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity's Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options pro-rata based on the allocation of your then current Account Value.

 OR

..   You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10/th/ anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years. Following the 10/th/ anniversary of your Annuity's Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments. Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

             WHAT IS THE "TARGET VALUE" AND HOW IS IT CALCULATED?

 The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10 year period. We calculate the "Target Value" as follows:

 1. Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10/th/ anniversary of the Annuity's Issue Date; plus

 2. Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10/th/ anniversary of the Annuity's Issue Date; minus

 3. Each "proportional reduction" resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10/th/ anniversary of the Annuity's Issue Date. We determine each "proportional reduction" by determining the percentage of your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.

                                   EXAMPLES

 1. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10/th/ anniversary of your Annuity's Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period.

 2. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10/th/ anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%.

              CAN I RESTART THE 10-YEAR TARGET VALUE CALCULATION?

 Yes, you can elect to lock in the growth in your Annuity by "restarting" the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity's Account Value meets or exceeds the Target Value on the appropriate tenth
 (10/th/) anniversary. You may elect to restart the calculation more than once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.

                        WHAT ARE TARGET VALUE CREDITS?

 Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. We add Target Value Credits to your Account Value at the time a Purchase Payment is applied to your Annuity. Only those Purchase Payments made before the first anniversary of the Issue Date of your Annuity are eligible to receive Target Value Credits. The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is (are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated. Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.

 The amount of any Target Value Credits are not immediately vested and can be recovered by Prudential Annuities under the circumstances and for the time periods shown below. If Prudential Annuities exercises its right to recover the amount of any Target Value Credit, any investment gain on the Target Value Credit will not be taken back.

 1. If you surrender your Annuity before the 10th anniversary of the Issue Date of the Annuity.

 2. If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.

 3. If a person on whose life we pay the Death Benefit dies, or if a "contingency event" occurs which triggers a medically-related surrender:

   . within 12 months after the date a Target Value Credit was allocated to your Account Value; or

   . within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or,

 if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date. Following completion of the above time periods, the amount of any Target Value Credits are vested in the Owner.

               APPENDIX E - PLUS40 OPTIONAL LIFE INSURANCE RIDER

 PRUDENTIAL ANNUITIES' PLUS40 OPTIONAL LIFE INSURANCE RIDER WAS OFFERED, IN THOSE STATES WHERE APPROVED, BETWEEN SEPTEMBER 17, 2001 AND MAY 1, 2003. THE DESCRIPTION BELOW OF THE PLUS40 BENEFIT APPLIES TO THOSE CONTRACT OWNERS WHO PURCHASED AN ANNUITY DURING THAT TIME PERIOD AND ELECTED THE PLUS40 BENEFIT.

 THE LIFE INSURANCE COVERAGE PROVIDED UNDER THE PLUS40 OPTIONAL LIFE INSURANCE RIDER ("PLUS40 RIDER" OR THE "RIDER") IS SUPPORTED BY PRUDENTIAL ANNUITIES'S GENERAL ACCOUNT AND IS NOT SUBJECT TO, OR REGISTERED AS A SECURITY UNDER, EITHER THE SECURITIES ACT OF 1933 OR THE INVESTMENT COMPANY ACT OF 1940. INFORMATION ABOUT THE PLUS40 RIDER IS INCLUDED AS AN APPENDIX TO THIS PROSPECTUS TO HELP YOU UNDERSTAND THE RIDER AND THE RELATIONSHIP BETWEEN THE RIDER AND THE VALUE OF YOUR ANNUITY. IT IS ALSO INCLUDED BECAUSE YOU CAN ELECT TO PAY FOR THE RIDER WITH TAXABLE WITHDRAWALS FROM YOUR ANNUITY. THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THIS INFORMATION. HOWEVER, THE INFORMATION MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

 THE INCOME TAX-FREE LIFE INSURANCE PAYABLE TO YOUR BENEFICIARY(IES) UNDER THE PLUS40 RIDER IS EQUAL TO 40% OF THE ACCOUNT VALUE OF YOUR ANNUITY AS OF THE DATE WE RECEIVE DUE PROOF OF DEATH, SUBJECT TO CERTAIN ADJUSTMENTS, RESTRICTIONS AND LIMITATIONS DESCRIBED BELOW.

 ELIGIBILITY
 The Plus40 rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable - the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

 The minimum allowable age to purchase the Plus40 rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40 rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code ("Code").

 ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
   . If you die during the first 24 months following the effective date of the Plus40 rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40 rider if you die within 24 months of its effective date.

   . If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

   . If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40 rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

   . If charges for the Plus40 rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

   . If the age of any person covered under the Plus40 rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

   . On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95/th/ birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

 MAXIMUM BENEFIT
 The Plus40 rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40 rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40 rider or similar life insurance coverage.

   . The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

   . The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40 riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40 rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

 ACCELERATED DEATH BENEFIT PROVISION
 If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40 rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

 The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40 rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40 rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

 CHARGES FOR THE PLUS40 RIDER
 The Plus40 rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40 rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                        PERCENTAGE OF
                          ATTAINED AGE  ACCOUNT VALUE
                          ----------------------------
                           Age 40-75        .80%
                          ----------------------------
                           Age 76-80       1.60%
                          ----------------------------
                           Age 81-85       3.20%
                          ----------------------------
                           Age 86-90       4.80%
                          ----------------------------
                            Age 91         6.50%
                          ----------------------------
                            Age 92         7.50%
                          ----------------------------
                            Age 93         8.50%
                          ----------------------------
                            Age 94         9.50%
                          ----------------------------
                            Age 95         10.50%
                          ----------------------------

 The charge for the Plus40 rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

 We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

 You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

   . If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

   . If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

 TERMINATION
 You can terminate the Plus40 rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40 rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40 rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40 rider.

 CHANGES IN ANNUITY DESIGNATIONS
 Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40 rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

 SPOUSAL ASSUMPTION
 A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, THE DEATH BENEFIT UNDER THE PLUS40 RIDER WILL BE PAID DESPITE THE FACT THAT THE ANNUITY WILL CONTINUE. The spousal beneficiary can apply the death benefit proceeds under the Plus40 rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40 rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

 TAX CONSIDERATION
 The Plus40 rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

 If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40 rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

 We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

 APPENDIX F - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
                                   BENEFITS

 If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDES A BENEFIT THAT IS PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

 CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above
    PLUS
 2. 50% of the "DEATH BENEFIT AMOUNT" less Purchase Payments reduced by proportional withdrawals.

 "DEATH BENEFIT AMOUNT" includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 50% OF ALL PURCHASE PAYMENTS APPLIED TO THE ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

 PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT.

 NOTE: YOU MAY NOT ELECT THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IF YOU HAVE ELECTED ANY OTHER OPTIONAL DEATH BENEFIT.

 GUARANTEED MINIMUM DEATH BENEFIT
 If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

 KEY TERMS USED WITH THE GUARANTEED MINIMUM DEATH BENEFIT

   . The Death Benefit Target Date is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.
   . A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

 CALCULATION OF GUARANTEED MINIMUM DEATH BENEFIT
 The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

 If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

 1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

 2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and

 3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

 The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

 1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

 2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

 Between May 15, 1999 and January 22, 2001, in those jurisdictions where we received regulatory approval, Prudential Annuities offered the Guaranteed Minimum Death Benefit with a 7.2% accumulation rate. This Benefit will apply to Annuity Owners who purchased the Annuity and elected the 7.2% GMDB during the period it was offered.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?
 You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.35% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

 1. on each anniversary of the Issue Date;

 2. when Account Value is transferred to our general account prior to the Annuity Date;

 3. if you surrender your Annuity; and

 4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).

 If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

 We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 ADDITIONAL CALCULATIONS

 EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

 EXAMPLE WITH MARKET INCREASE
 Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

           Purchase Payments                    =                 $50,000
           Account Value                        =                 $75,000
           Basic Death Benefit                  =                 $75,000
           Death Benefit Amount                 =                 $75,000 - $50,000 = $25,000

           Benefit Payable Under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                =                 $75,000 + $12,500 = $87,500

 EXAMPLES WITH MARKET DECLINE
 Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

              Purchase Payments                =             $50,000
              Account Value                    =             $40,000
              Basic Death Benefit              =             $50,000
              Death Benefit Amount             =             $50,000 - $50,000 = $0

              Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                               =             $50,000 + $0 = $50,000

 IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

 EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT CALCULATION
 The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

 EXAMPLE OF MARKET INCREASE
 Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

 EXAMPLE OF MARKET DECREASE
 Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

 Example of market increase followed by decrease Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

       APPENDIX G - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS

 PROGRAM RULES
   . Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These Program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to the other. Upon each rebalance, 100% of your Account Value allocated to the Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . ADDITIONAL PURCHASE PAYMENTS: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . REBALANCING YOUR MODEL PORTFOLIO: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . SUB-ACCOUNT CHANGES WITHIN THE MODEL PORTFOLIOS: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your Financial Professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

   . OWNER CHANGES IN CHOICE OF MODEL PORTFOLIO: You may not change from the model portfolio that you have elected to any other model portfolio.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
   . You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you are enrolled in certain optional benefits, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in certain optional benefits, you may terminate the benefit in order to then terminate your asset allocation program. Prudential Annuities reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

        APPENDIX H - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r (less than) C, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                            Account to the Permitted Sub-accounts

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     r    =    (L - F)/V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R (GREATER THAN) CU (BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    {Min (V, [L - F - V * C\\t\\] / (1 - C\\t\\))}
      =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
      =    {Min (92,300.00, 14,351.40)}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation" above.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:


 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account
 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

        APPENDIX I - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE
                             INSURANCE DEPARTMENT

                                                                    Advisors Choice NY
-------------------------------------------------------------------------------------------------------------------
Minimum Investment                       $5,000
-------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                        Annuitant 85; Owner None
-------------------------------------------------------------------------------------------------------------------
Withdrawal Charge Schedule               None
-------------------------------------------------------------------------------------------------------------------
Insurance Charge                         0.65%
-------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                   Lesser of $30 or 2% of Account Value. Waived for Account Values
                                         exceeding $50,000
-------------------------------------------------------------------------------------------------------------------
Transfer Fee                             $10 after twenty in any annuity year.
-------------------------------------------------------------------------------------------------------------------
Contract Credit                          No
-------------------------------------------------------------------------------------------------------------------
Fixed Allocation                         Fixed Allocations Available. (Currently offering durations of 1, 2, 3, 5,
                                         7, and 10 year periods.) MVA does apply.
-------------------------------------------------------------------------------------------------------------------
Variable Investment Options              All options generally available except when an optional rider with investment restrictions is purchased.
-------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                      Prior to age 85: The greater of Account Value (variable) plus Interim
                                         Value (fixed) or Purchase Payments minus withdrawals. On or after age
                                         85: Account Value (variable) plus Interim Value (fixed). (no MVA applied)
-------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an
 additional cost) /(1)/ Highest
 Anniversary Value (HAV)
-------------------------------------------------------------------------------------------------------------------
Optional Living Benefits (for an         GRO, GRO Plus, Highest Daily GRO, GRO Plus II, Highest Daily
 additional cost) /(2)/                  GRO II, Guaranteed Minimum Withdrawal Benefit, (GMWB),
                                         Guaranteed Minimum Income Benefit (GMIB), Lifetime Five,
                                         Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily
                                         Lifetime Seven Spousal Highest Daily Lifetime Seven, Highest Daily
                                         Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily
                                         Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus.
-------------------------------------------------------------------------------------------------------------------
Annuitization Options                    Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant's 90/th/ birthday The maximum
                                         Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.
-------------------------------------------------------------------------------------------------------------------

 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.

 (2)For more information on these benefits, refer to the "Living Benefits"
    section in the Prospectus.


 For more information about variations applicable to annuities approved for sale by the New York State Insurance Department, please refer to your annuity contract.

                   APPENDIX J - FORMULA UNDER GRO PLUS 2008

 (The following formula also applies to elections of HD GRO, if HD GRO was elected prior to July 16, 2010)


 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

           T    =    {Min (V, [ L - B - V*C\\t\\] / ( 1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

          T    =    {Min (B, - [ L - B - V*C\\t\\] / ( 1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE - GRO PLUS 2008 AND HIGHEST
                                   DAILY GRO


 (The following formula also applies to elections of HD GRO with 90% cap, if HD GRO with 90% cap was elected prior to July 16, 2010)


 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]

 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Rule, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."

    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap rule"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

  APPENDIX K - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST
                             DAILY LIFETIME SEVEN

 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the
                                                                                            permitted Sub-accounts and Fixed
                                                                                            Rate Options to the AST
                                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                  Money is transferred from the AST
                                                                                            Investment Grade Bond Sub-account
                                                                                            to the permitted Sub- accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money is transferred from the Permitted
                                                               Sub-accounts to the AST Investment Grade
                                                               Bond Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               Permitted Sub- accounts

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed:

                      Target Ratio r    =    (L - B) / V

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                 Money is transferred from the elected
           [L - B - V * C\\t\\] / (1 - C\\t\\))                Sub-accounts to the AST Investment Grade
                                                               Bond Portfolio Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               elected Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade

 Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                  If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                  T         =         B - [(V\\V\\ + V\\F\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V\\V\\ + V\\F\\ + B) (less than)= .90), the following asset transfer calculation is performed:

               Target Ratio r    =    (L - B) / V\\V\\ + V\\F\\)

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts to AST Investment Grade Bond
                                                                               Portfolio Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Portfolio Sub-account to the
                                                                               elected Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

   APPENDIX L - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including Book Value Fixed Allocations used with any applicable Enhanced DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B -       Money is transferred from the Permitted
           (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))                        Sub-accounts and Fixed Rate Options to the
                                                                            AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted
                                                                            Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted Sub-
                                                          accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX M - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix I.




Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Connecticut    Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Hawaii         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Iowa           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Maryland       Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically Related Surrenders are not available.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Nevada         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Fixed
               Allocations are not available.
---------------------------------------------------------------------------------------------------------
North Dakota   Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Texas          Death benefit suspension not applicable upon provision of evidence of good health. See annuity contract for exact details.
---------------------------------------------------------------------------------------------------------
Utah           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Vermont        Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Washington     Fixed Allocations are not available. Combination Roll-Up Value and Highest Periodic Value
               Death Benefit not available. Highest Daily Lifetime 6 Plus with Lifetime Income
               Accelerator is not available.
---------------------------------------------------------------------------------------------------------

     APPENDIX N - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

 For each guarantee provided under the program,

   .   G\\i\\ is the Principal Value of the guarantee

   . t\\i\\ is the number of whole and partial years until the maturity date of the guarantee.

   . r\\i\\ is the current fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest integer to determine this rate).

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each guarantee the value (L\\i\\) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the "current liability (L)."

       L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + r\\i\\)/ti/

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if L (greater than) (AV - 0.2
 * V), and V (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN(V, (V - (1 / 0.23) * (AV - L))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if L (less than) (AV - 0.26 * V), and F (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN(F, ((1 / 0.23) * (AV - L) - V)

        APPENDIX O - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

   .   G is the Principal Value of the guarantee

   . t is the number of whole and partial years between the current Valuation Day and the maturity date.

   . t\\i\\ is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

   . r is the fixed rate associated with Fixed Allocations of length t (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

   . r\\i\\ is the fixed rate associated with Fixed Allocations of length t\\1\\ (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

   . M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining a "cushion", D:

                   D    =    1 - [(G - M) / (1 + r)/t/] / V

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if D (less than) 0.20, V (greater than) 0, and V (greater than) 0.02 * AV.

 The transfer amount is calculated by the following formula:

 T    =    MIN(V, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / (0.75 * (1 + r\\i\\)/ti/ - (1 + r)/t/))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if D (greater than) 0.30 and F (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    MIN(F, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / ((1 + r)/t/ - 0.75 * (1 + r\\i\\)/ti/))

   APPENDIX P - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 6 Plus with LIA)

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to
                                                                               the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                     APPENDIX Q - FORMULA FOR GRO PLUS II

 (The following formula also applies to elections of HD GRO II, if HD GRO II was elected prior to July 16, 2010)


 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

                  APPENDIX R - FORMULA FOR HIGHEST DAILY GRO

 Formula for elections of HD GRO on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".



       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.



 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):



                       r = (L - B) / (V\\V\\ + V\\F\\).



 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:



 T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}



 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:



     T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}



 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                 APPENDIX S - FORMULA FOR HIGHEST DAILY GRO II

 Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".



       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.



 Where:
   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):



                       r = (L - B) / (V\\V\\ + V\\F\\).



 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:



 T    =    {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}



 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:



  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}



 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITIES ANNUITY DESCRIBED IN
                          PROSPECTUS CH2-PROS (05/2011).
                                           ---------------------------------------
                                             (print your name)
                                           ---------------------------------------
                                                 (address)
                                           ---------------------------------------
                                            (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:
  PRUDENTIAL ANNUITIES LIFE                              PRUDENTIAL ANNUITIES
  ASSURANCE CORPORATION                                    DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:


   Please see the section of this prospectus entitled "How To Contact Us" for where to send your request for a Statement of Additional Information.

                                                      ----------------
         [LOGO] Prudential                               PRSRT STD
         The Prudential Insurance Company of America   U.S. POSTAGE
         751 Broad Street                                  PAID
         Newark, NJ 07102-3777                         LANCASTER, PA
                                                      PERMIT NO. 1793
                                                      ----------------

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


The variable investment options under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company, and PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (also known as "Separate Account B"). The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in the PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.


                               TABLE OF CONTENTS


GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES........................  2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION....................  2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B. 2 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D. 2
PRINCIPAL UNDERWRITER/DISTRIBUTOR - Prudential Annuities..............
   Distributors, Inc..................................................  3
HOW THE UNIT PRICE IS DETERMINED......................................  5
ADDITIONAL INFORMATION ON FIXED ALLOCATIONS...........................  5
   How We Calculate the Market Value Adjustment.......................  6
GENERAL INFORMATION...................................................  7
   Voting Rights......................................................  7
   Modification.......................................................  8
   Deferral of Transactions...........................................  8
   Misstatement of Age or Sex.........................................  8
ANNUITIZATION.........................................................  9
EXPERTS............................................................... 10
LEGAL EXPERTS......................................................... 10
FINANCIAL STATEMENTS.................................................. 10
APPENDIX A - DETERMINATION OF ACCUMULATION UNIT VALUES
AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES.....
   LIFE ASSURANCE CORPORATION.........................................


PRUDENTIAL ANNUITIES LIFE ASSUREANCE CORPORATION VARIABLE ACCOUNT B


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA OR TELEPHONE 1-800-752-6342. OUR WEBSITE ADDRESS IS WWW.PRUDENTIALANNUITIES.COM.

Date of Statement of Additional Information: May 1, 2011

Date of Prospectus: May 1, 2011

CHC2 - SAI (05/2011)

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION


Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc.. Prudential Annuities' principal business address is One Corporate Drive, Shelton, Connecticut 06484.


No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into American Skandia Life Assurance Corporation Variable Account B Class 1 Sub-accounts, which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios.

There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").


We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. We may take other actions in relation to the Sub-accounts and/or Separate Account B.


PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:


1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets.


2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

    a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

    b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - Prudential Annuities Distributors, Inc.

Prudential Annuities Distributors, Inc. ("PAD"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. ("ASISI"), a co-investment manager of Advanced Series Trust are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation, also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.

PAD acts as the distributor of a number of annuity and life insurance products we offer.

PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the Financial Industry Regulatory Authority ("FINRA"). The offering of the annuity contracts through PAD is continuous. Please see the prospectus for a discussion of how the sales load on the annuity contracts is determined.


The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms.


Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that Prudential Annuities pays which are broadly defined as follows:

   . Percentage Payments based upon "Asset under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities annuity products that were sold through the firm (or its affiliated broker/dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm (or its affiliated broker/dealers).

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2010) received payment with respect to annuity business during 2010 (or as to which a payment amount was accrued during 2010). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2010, the least amount paid, and greatest amount paid, were $0.46 and $6,885,155.43, respectively.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


With respect to all individual annuities issued by Prudential Annuities, PAD received commissions as follows: 2010: $432,929,019, 2009: $693,202,133, 2008:
$465,847,053. PAD retained none of those commissions.


HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b. is the net result of:

    1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

    2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c. is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)


The reduction used in determining the minimum interest rate is one and a half percent of interest (1.50%).


Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment


An MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined.

The formula is:

[(1+I) / (1+J+0.0010)] ^ (N/12)

where:

I is the interest rate being credited to the Fixed Allocation;

J is the interest rate (for your class of annuity) being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in your Fixed Allocation Guarantee Period;

N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if you surrender the Annuity pursuant to the free-look provision is [(1 + I)/(1 + J)] ^ (N/12).

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy;

(d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, AST Investment Services, Inc. ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

   .   trading on the NYSE is restricted;

   . an emergency exists making redemption or valuation of securities held in the separate account impractical; or

   . the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

ANNUITIZATION

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, or adjustable payments. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2


Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.


Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed basis.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?


Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice. The Annuity Payment Date may not be changed after the Annuity Date.


HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.


KEY TERMS


Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. The Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.


EXPERTS


The financial statements of Prudential Annuities Life Assurance Corporation as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


LEGAL EXPERTS


In connection with the preparation of the post-effective amendment to this registration statement, counsel for Prudential Annuities has provided certain advice with respect to the federal securities laws.


FINANCIAL STATEMENTS


The financial statements which follow are those of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2010 and for the years ended December 31, 2010 and 2009. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.


INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to Prudential Annuities--Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at www.Prudentialannuities.com.

Appendix A -- DETERMINATION OF ACCUMULATION UNIT VALUES


The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

As we have indicated in the prospectuses, Advisors Choice 2000 is a contract that allows you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2010. Here, we set out unit values corresponding to the remaining unit values.

The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Policies of the Portfolio?" in the prospectus.

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH ANY ONE OF GRO PLUS, EBP OR HAV (0.90%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.62         2,035
   01/01/2006 to 12/31/2006...........    $10.62       $11.53         2,090
   01/01/2007 to 12/31/2007...........    $11.53       $12.02             0
   01/01/2008 to 12/31/2008...........    $12.02       $11.36             0
   01/01/2009 to 12/31/2009...........    $11.36       $13.16             0
   01/01/2010 to 12/31/2010...........    $13.16       $15.17             0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02             0
   01/01/2006 to 12/31/2006...........    $10.02       $11.10        55,740
   01/01/2007 to 12/31/2007...........    $11.10       $12.01        26,374
   01/01/2008 to 12/31/2008...........    $12.01       $ 8.12        12,292
   01/01/2009 to 12/31/2009...........    $ 8.12       $10.00        38,053
   01/01/2010 to 12/31/2010...........    $10.00       $11.10        28,000
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.72        25,095
   01/01/2007 to 12/31/2007...........    $10.72       $11.64        31,263
   01/01/2008 to 12/31/2008...........    $11.64       $ 8.10         8,247
   01/01/2009 to 12/31/2009...........    $ 8.10       $10.12         3,967
   01/01/2010 to 12/31/2010...........    $10.12       $11.41        64,858
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00             0
   01/01/2006 to 12/31/2006...........    $10.00       $11.47        85,053
   01/01/2007 to 12/31/2007...........    $11.47       $12.45        87,825
   01/01/2008 to 12/31/2008...........    $12.45       $ 7.12         4,702
   01/01/2009 to 12/31/2009...........    $ 7.12       $ 9.06         3,926
   01/01/2010 to 12/31/2010...........    $ 9.06       $10.29         3,251
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.59         2,195
   01/01/2004 to 12/31/2004...........    $12.59       $13.53         4,448
   01/01/2005 to 12/02/2005...........    $13.53       $15.64             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.83        11,689
   01/01/2004 to 12/31/2004...........    $12.83       $14.49        22,129
   01/01/2005 to 12/31/2005...........    $14.49       $15.15        21,582
   01/01/2006 to 12/31/2006...........    $15.15       $18.22        28,365
   01/01/2007 to 12/31/2007...........    $18.22       $17.41        24,083
   01/01/2008 to 12/31/2008...........    $17.41       $10.03         8,614
   01/01/2009 to 12/31/2009...........    $10.03       $12.30         9,539
   01/01/2010 to 12/31/2010...........    $12.30       $13.80        11,397
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.84         6,376
   01/01/2003 to 12/31/2003...........    $ 9.84       $12.92        75,316
   01/01/2004 to 12/31/2004...........    $12.92       $14.21       149,444
   01/01/2005 to 12/31/2005...........    $14.21       $14.76       206,969
   01/01/2006 to 12/31/2006...........    $14.76       $17.15       188,514
   01/01/2007 to 12/31/2007...........    $17.15       $17.87       180,738
   01/01/2008 to 12/31/2008...........    $17.87       $10.50        26,099
   01/01/2009 to 12/31/2009...........    $10.50       $12.40        20,185
   01/01/2010 to 12/31/2010...........    $12.40       $13.88        37,315
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.25         1,360
   01/01/2004 to 12/31/2004...........    $12.25       $13.36         6,731
   01/01/2005 to 12/02/2005...........    $13.36       $14.88             0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.64           579
   01/01/2004 to 12/31/2004...........    $12.64       $14.10        45,234
   01/01/2005 to 12/31/2005...........    $14.10       $14.62        44,087
   01/01/2006 to 12/31/2006...........    $14.62       $16.94        37,319
   01/01/2007 to 12/31/2007...........    $16.94       $16.76        39,637
   01/01/2008 to 12/31/2008...........    $16.76       $10.84         5,560
   01/01/2009 to 12/31/2009...........    $10.84       $12.65         3,642
   01/01/2010 to 12/31/2010...........    $12.65       $14.28         8,342
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03             0
   01/01/2006 to 12/31/2006...........    $10.03       $10.99        22,029
   01/01/2007 to 12/31/2007...........    $10.99       $11.88         4,426
   01/01/2008 to 12/31/2008...........    $11.88       $ 8.40        19,288
   01/01/2009 to 12/31/2009...........    $ 8.40       $10.26         7,434
   01/01/2010 to 12/31/2010...........    $10.26       $11.42        30,013

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01        48,056
   01/01/2006 to 12/31/2006...........    $10.01       $11.28        47,437
   01/01/2007 to 12/31/2007...........    $11.28       $12.27        36,904
   01/01/2008 to 12/31/2008...........    $12.27       $ 7.91        20,041
   01/01/2009 to 12/31/2009...........    $ 7.91       $ 9.82        22,064
   01/01/2010 to 12/31/2010...........    $ 9.82       $11.04        13,686
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.52             0
   01/01/2008 to 12/31/2008...........    $11.52       $ 7.39            64
   01/01/2009 to 12/31/2009...........    $ 7.39       $ 9.30           980
   01/01/2010 to 12/31/2010...........    $ 9.30       $10.53         2,183
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.05         1,095
   01/01/2008 to 12/31/2008...........    $10.05       $ 7.21         5,546
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.82         5,823
   01/01/2010 to 12/31/2010...........    $ 8.82       $ 9.78         4,289
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.34         4,595
   01/01/2003 to 12/31/2003...........    $10.34       $14.08        33,818
   01/01/2004 to 12/31/2004...........    $14.08       $19.25        56,156
   01/01/2005 to 12/31/2005...........    $19.25       $21.91        33,049
   01/01/2006 to 12/31/2006...........    $21.91       $29.68        46,638
   01/01/2007 to 12/31/2007...........    $29.68       $23.55        26,911
   01/01/2008 to 12/31/2008...........    $23.55       $15.16         7,197
   01/01/2009 to 12/31/2009...........    $15.16       $19.82         7,942
   01/01/2010 to 12/31/2010...........    $19.82       $25.27         8,497
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.35           501
   01/01/2004 to 12/31/2004...........    $14.35       $17.36        15,274
   01/01/2005 to 12/31/2005...........    $17.36       $17.41        14,743
   01/01/2006 to 12/31/2006...........    $17.41       $20.70        16,208
   01/01/2007 to 12/31/2007...........    $20.70       $16.87        17,337
   01/01/2008 to 07/18/2008...........    $16.87       $15.52             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.58         6,887
   01/01/2004 to 12/31/2004...........    $16.58       $20.22        19,826
   01/01/2005 to 12/31/2005...........    $20.22       $21.93        25,072
   01/01/2006 to 12/31/2006...........    $21.93       $24.54        28,860
   01/01/2007 to 12/31/2007...........    $24.54       $27.05        27,731
   01/01/2008 to 12/31/2008...........    $27.05       $14.99        12,311
   01/01/2009 to 12/31/2009...........    $14.99       $19.70        10,378
   01/01/2010 to 12/31/2010...........    $19.70       $25.88        11,381

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.01             0
   01/01/2008 to 12/31/2008...........    $10.01       $ 7.22             0
   01/01/2009 to 12/31/2009...........    $ 7.22       $ 8.68             0
   01/01/2010 to 12/31/2010...........    $ 8.68       $ 9.74             0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.64         8,038
   01/01/2007 to 12/31/2007...........    $10.64       $11.45        15,062
   01/01/2008 to 12/31/2008...........    $11.45       $ 7.43         1,585
   01/01/2009 to 12/31/2009...........    $ 7.43       $ 9.12        17,399
   01/01/2010 to 12/31/2010...........    $ 9.12       $10.34        20,854
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.54        38,408
   01/01/2007 to 12/31/2007...........    $10.54       $11.64        80,636
   01/01/2008 to 12/31/2008...........    $11.64       $ 6.84         4,508
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.54         4,245
   01/01/2010 to 12/31/2010...........    $ 8.54       $10.07        41,032
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.50           433
   01/01/2009 to 11/13/2009...........    $ 7.50       $ 8.44             0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.13           528
   01/01/2009 to 12/31/2009...........    $ 6.13       $ 8.21         1,701
   01/01/2010 to 12/31/2010...........    $ 8.21       $ 9.78         2,429
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.76         2,768
   01/01/2004 to 12/31/2004...........    $11.76       $12.08         1,989
   01/01/2005 to 12/31/2005...........    $12.08       $12.37         5,795
   01/01/2006 to 12/31/2006...........    $12.37       $13.49         7,477
   01/01/2007 to 12/31/2007...........    $13.49       $15.23        26,835
   01/01/2008 to 12/31/2008...........    $15.23       $ 9.02         1,446
   01/01/2009 to 12/31/2009...........    $ 9.02       $13.35         2,648
   01/01/2010 to 12/31/2010...........    $13.35       $14.59           959
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.89        17,091
   01/01/2004 to 12/31/2004...........    $12.89       $14.87        22,741
   01/01/2005 to 12/31/2005...........    $14.87       $15.44        31,024
   01/01/2006 to 12/31/2006...........    $15.44       $16.26        42,428
   01/01/2007 to 12/31/2007...........    $16.26       $19.23        40,402
   01/01/2008 to 12/31/2008...........    $19.23       $11.28         5,267
   01/01/2009 to 12/31/2009...........    $11.28       $17.56         7,752
   01/01/2010 to 12/31/2010...........    $17.56       $20.86         6,904

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.13         4,263
   01/01/2004 to 12/31/2004...........    $14.13       $16.83         4,003
   01/01/2005 to 12/31/2005...........    $16.83       $17.51         5,988
   01/01/2006 to 12/31/2006...........    $17.51       $20.34         3,764
   01/01/2007 to 12/31/2007...........    $20.34       $19.12         3,009
   01/01/2008 to 12/31/2008...........    $19.12       $13.90         1,939
   01/01/2009 to 12/31/2009...........    $13.90       $17.48         2,061
   01/01/2010 to 12/31/2010...........    $17.48       $21.96         2,313
AST HIGH YIELD PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.28         3,156
   01/01/2003 to 12/31/2003...........    $10.28       $12.38        40,814
   01/01/2004 to 12/31/2004...........    $12.38       $13.63        57,106
   01/01/2005 to 12/31/2005...........    $13.63       $13.66        64,523
   01/01/2006 to 12/31/2006...........    $13.66       $14.94        70,242
   01/01/2007 to 12/31/2007...........    $14.94       $15.17        79,839
   01/01/2008 to 12/31/2008...........    $15.17       $11.19        25,668
   01/01/2009 to 12/31/2009...........    $11.19       $15.04        30,804
   01/01/2010 to 12/31/2010...........    $15.04       $16.91        21,144
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.20             0
   01/01/2008 to 12/31/2008...........    $10.20       $ 7.00             0
   01/01/2009 to 12/31/2009...........    $ 7.00       $ 8.79             0
   01/01/2010 to 12/31/2010...........    $ 8.79       $ 9.92        56,205
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18             0
   01/01/2008 to 12/31/2008...........    $10.18       $ 7.65           169
   01/01/2009 to 12/31/2009...........    $ 7.65       $ 9.35         2,039
   01/01/2010 to 12/31/2010...........    $ 9.35       $10.34         1,388
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.51        20,709
   01/01/2004 to 12/31/2004...........    $13.51       $15.55        84,493
   01/01/2005 to 12/31/2005...........    $15.55       $17.96        95,577
   01/01/2006 to 12/31/2006...........    $17.96       $21.53       106,940
   01/01/2007 to 12/31/2007...........    $21.53       $25.40       104,758
   01/01/2008 to 12/31/2008...........    $25.40       $12.53        34,493
   01/01/2009 to 12/31/2009...........    $12.53       $16.79        17,499
   01/01/2010 to 12/31/2010...........    $16.79       $19.06        22,128
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.01         2,066
   01/01/2004 to 12/31/2004...........    $13.01       $15.60         3,559
   01/01/2005 to 12/31/2005...........    $15.60       $17.58         9,913
   01/01/2006 to 12/31/2006...........    $17.58       $22.21        20,878
   01/01/2007 to 12/31/2007...........    $22.21       $25.93        24,808
   01/01/2008 to 12/31/2008...........    $25.93       $14.39         4,306
   01/01/2009 to 12/31/2009...........    $14.39       $18.61         4,720
   01/01/2010 to 12/31/2010...........    $18.61       $20.48         9,310

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.00       $10.81        10,397
   01/01/2009 to 12/31/2009...........    $10.81       $11.92         2,267
   01/01/2010 to 12/31/2010...........    $11.92       $13.09             0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.97       $13.75           319
   01/01/2006 to 12/31/2006...........    $13.75       $15.14         3,270
   01/01/2007 to 12/31/2007...........    $15.14       $15.30         5,663
   01/01/2008 to 12/31/2008...........    $15.30       $12.49         9,949
   01/01/2009 to 12/31/2009...........    $12.49       $15.10         7,601
   01/01/2010 to 12/31/2010...........    $15.10       $16.06        10,804
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.30         1,642
   01/01/2010 to 12/31/2010...........    $10.30       $11.36         1,716
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.31             0
   01/01/2010 to 12/31/2010...........    $10.31       $11.62             0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.96            10
   01/01/2003 to 12/31/2003...........    $ 9.96       $12.90        15,315
   01/01/2004 to 12/31/2004...........    $12.90       $14.97        32,193
   01/01/2005 to 12/31/2005...........    $14.97       $16.47        44,463
   01/01/2006 to 12/31/2006...........    $16.47       $20.04        42,692
   01/01/2007 to 12/31/2007...........    $20.04       $21.73        52,669
   01/01/2008 to 12/31/2008...........    $21.73       $12.63         9,593
   01/01/2009 to 12/31/2009...........    $12.63       $17.00         8,332
   01/01/2010 to 12/31/2010...........    $17.00       $18.06         7,461
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.78         1,343
   01/01/2004 to 12/31/2004...........    $11.78       $13.48         7,563
   01/01/2005 to 12/31/2005...........    $13.48       $14.22        21,804
   01/01/2006 to 12/31/2006...........    $14.22       $16.69        28,947
   01/01/2007 to 12/31/2007...........    $16.69       $16.05        11,372
   01/01/2008 to 12/31/2008...........    $16.05       $ 9.30         5,895
   01/01/2009 to 12/31/2009...........    $ 9.30       $11.01         2,948
   01/01/2010 to 12/31/2010...........    $11.01       $12.35         2,660

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.24            10
   01/01/2003 to 12/31/2003...........    $10.24       $12.05        21,453
   01/01/2004 to 12/31/2004...........    $12.05       $12.83        48,997
   01/01/2005 to 12/31/2005...........    $12.83       $12.86        76,741
   01/01/2006 to 12/31/2006...........    $12.86       $14.00        72,999
   01/01/2007 to 12/31/2007...........    $14.00       $14.72        87,625
   01/01/2008 to 12/31/2008...........    $14.72       $11.19        33,389
   01/01/2009 to 12/31/2009...........    $11.19       $14.93        18,459
   01/01/2010 to 12/31/2010...........    $14.93       $16.78        23,363
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.53         6,555
   01/01/2003 to 12/31/2003...........    $ 9.53       $12.44        78,388
   01/01/2004 to 12/31/2004...........    $12.44       $14.26       182,733
   01/01/2005 to 12/31/2005...........    $14.26       $15.09       219,501
   01/01/2006 to 12/31/2006...........    $15.09       $16.04       210,822
   01/01/2007 to 12/31/2007...........    $16.04       $18.27       201,010
   01/01/2008 to 12/31/2008...........    $18.27       $10.20        62,884
   01/01/2009 to 12/31/2009...........    $10.20       $13.12        40,609
   01/01/2010 to 12/31/2010...........    $13.12       $15.57        55,308
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.45         3,213
   01/01/2004 to 12/31/2004...........    $12.45       $14.60        22,226
   01/01/2005 to 12/31/2005...........    $14.60       $15.57        28,746
   01/01/2006 to 12/31/2006...........    $15.57       $19.18        25,204
   01/01/2007 to 12/31/2007...........    $19.18       $20.79        20,561
   01/01/2008 to 12/31/2008...........    $20.79       $13.60         9,777
   01/01/2009 to 12/31/2009...........    $13.60       $17.73        11,435
   01/01/2010 to 12/31/2010...........    $17.73       $19.68        13,320
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.54         8,159
   01/01/2004 to 12/31/2004...........    $11.54       $12.66        12,399
   01/01/2005 to 12/31/2005...........    $12.66       $13.34        29,226
   01/01/2006 to 12/31/2006...........    $13.34       $14.50        24,721
   01/01/2007 to 12/31/2007...........    $14.50       $16.54        20,279
   01/01/2008 to 12/31/2008...........    $16.54       $10.44         7,128
   01/01/2009 to 12/31/2009...........    $10.44       $12.86         7,546
   01/01/2010 to 12/31/2010...........    $12.86       $14.38         8,802
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.54        12,144
   01/01/2004 to 12/31/2004...........    $13.54       $15.47        16,033
   01/01/2005 to 12/31/2005...........    $15.47       $16.16        11,477
   01/01/2006 to 12/31/2006...........    $16.16       $18.30           332
   01/01/2007 to 12/31/2007...........    $18.30       $18.63           258
   01/01/2008 to 12/31/2008...........    $18.63       $11.43           400
   01/01/2009 to 12/31/2009...........    $11.43       $15.73         1,185
   01/01/2010 to 12/31/2010...........    $15.73       $19.26         3,950

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.00        15,100
   01/01/2003 to 12/31/2003...........    $10.00       $ 9.97        61,894
   01/01/2004 to 12/31/2004...........    $ 9.97       $ 9.97       199,762
   01/01/2005 to 12/31/2005...........    $ 9.97       $10.15       278,506
   01/01/2006 to 12/31/2006...........    $10.15       $10.52       253,136
   01/01/2007 to 12/31/2007...........    $10.52       $10.93       263,919
   01/01/2008 to 12/31/2008...........    $10.93       $11.11       396,919
   01/01/2009 to 12/31/2009...........    $11.11       $11.03       168,885
   01/01/2010 to 12/31/2010...........    $11.03       $10.94       129,065
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.99             5
   01/01/2003 to 12/31/2003...........    $ 9.99       $13.50        31,506
   01/01/2004 to 12/31/2004...........    $13.50       $16.43        60,433
   01/01/2005 to 12/31/2005...........    $16.43       $18.24        64,161
   01/01/2006 to 12/31/2006...........    $18.24       $20.02        70,237
   01/01/2007 to 12/31/2007...........    $20.02       $20.47        63,614
   01/01/2008 to 12/31/2008...........    $20.47       $11.71        14,316
   01/01/2009 to 12/31/2009...........    $11.71       $16.33        11,022
   01/01/2010 to 12/31/2010...........    $16.33       $19.97        13,801
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.32         7,930
   01/01/2004 to 12/31/2004...........    $12.32       $14.17        10,856
   01/01/2005 to 12/31/2005...........    $14.17       $15.94        22,886
   01/01/2006 to 12/31/2006...........    $15.94       $18.02        30,723
   01/01/2007 to 12/31/2007...........    $18.02       $21.82        44,960
   01/01/2008 to 12/31/2008...........    $21.82       $12.29         4,309
   01/01/2009 to 12/31/2009...........    $12.29       $15.80         2,603
   01/01/2010 to 12/31/2010...........    $15.80       $20.15         8,104
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.73         1,705
   01/01/2003 to 12/31/2003...........    $ 9.73       $14.22         3,583
   01/01/2004 to 12/31/2004...........    $14.22       $15.43         6,072
   01/01/2005 to 12/31/2005...........    $15.43       $15.34         9,440
   01/01/2006 to 12/31/2006...........    $15.34       $16.38        12,767
   01/01/2007 to 12/31/2007...........    $16.38       $19.28        12,717
   01/01/2008 to 12/31/2008...........    $19.28       $10.98           909
   01/01/2009 to 12/31/2009...........    $10.98       $13.33           705
   01/01/2010 to 12/31/2010...........    $13.33       $15.89           721
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.59             0
   01/01/2009 to 12/31/2009...........    $ 5.59       $ 9.23         3,945
   01/01/2010 to 12/31/2010...........    $ 9.23       $11.18         4,786

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.33        64,164
   01/01/2004 to 12/31/2004...........    $10.33       $10.45       151,967
   01/01/2005 to 12/31/2005...........    $10.45       $10.53       171,461
   01/01/2006 to 12/31/2006...........    $10.53       $10.83       140,470
   01/01/2007 to 12/31/2007...........    $10.83       $11.46       143,967
   01/01/2008 to 12/31/2008...........    $11.46       $11.49        76,887
   01/01/2009 to 12/31/2009...........    $11.49       $12.55        56,400
   01/01/2010 to 12/31/2010...........    $12.55       $12.92        54,195
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.18         7,823
   01/01/2003 to 12/31/2003...........    $10.18       $10.63        96,756
   01/01/2004 to 12/31/2004...........    $10.63       $11.05       258,631
   01/01/2005 to 12/31/2005...........    $11.05       $11.23       194,438
   01/01/2006 to 12/31/2006...........    $11.23       $11.54       190,141
   01/01/2007 to 12/31/2007...........    $11.54       $12.39       259,095
   01/01/2008 to 12/31/2008...........    $12.39       $12.00       116,024
   01/01/2009 to 12/31/2009...........    $12.00       $13.86        95,579
   01/01/2010 to 12/31/2010...........    $13.86       $14.79        86,887
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.04             0
   01/01/2006 to 12/31/2006...........    $10.04       $10.75        21,608
   01/01/2007 to 12/31/2007...........    $10.75       $11.58         6,634
   01/01/2008 to 12/31/2008...........    $11.58       $ 9.24         9,452
   01/01/2009 to 12/31/2009...........    $ 9.24       $10.99        16,918
   01/01/2010 to 12/31/2010...........    $10.99       $12.04         8,078
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.39        14,205
   01/01/2004 to 12/31/2004...........    $12.39       $13.51        25,139
   01/01/2005 to 12/31/2005...........    $13.51       $13.86        30,338
   01/01/2006 to 12/31/2006...........    $13.86       $15.46        17,488
   01/01/2007 to 12/31/2007...........    $15.46       $15.64        19,373
   01/01/2008 to 12/31/2008...........    $15.64       $ 9.50         3,407
   01/01/2009 to 12/31/2009...........    $ 9.50       $11.47         2,749
   01/01/2010 to 12/31/2010...........    $11.47       $13.08         8,780
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.76        11,934
   01/01/2004 to 12/31/2004...........    $11.76       $12.70        27,133
   01/01/2005 to 12/31/2005...........    $12.70       $13.16        20,232
   01/01/2006 to 12/31/2006...........    $13.16       $14.31        14,559
   01/01/2007 to 12/31/2007...........    $14.31       $15.44        23,656
   01/01/2008 to 12/31/2008...........    $15.44       $10.68           450
   01/01/2009 to 12/31/2009...........    $10.68       $13.49           591
   01/01/2010 to 12/31/2010...........    $13.49       $14.95         6,375
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.49             5
   01/01/2003 to 12/31/2003...........    $ 9.49       $13.66         4,362
   01/01/2004 to 12/31/2004...........    $13.66       $12.59         4,127
   01/01/2005 to 12/31/2005...........    $12.59       $12.67         3,463
   01/01/2006 to 12/31/2006...........    $12.67       $14.14         2,993
   01/01/2007 to 12/31/2007...........    $14.14       $15.01         3,455
   01/01/2008 to 12/31/2008...........    $15.01       $ 9.67           706
   01/01/2009 to 12/31/2009...........    $ 9.67       $12.83           712
   01/01/2010 to 12/31/2010...........    $12.83       $17.35           731

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.09         1,652
   01/01/2003 to 12/31/2003...........    $10.09       $13.58        26,249
   01/01/2004 to 12/31/2004...........    $13.58       $15.67        57,772
   01/01/2005 to 12/31/2005...........    $15.67       $16.56        70,477
   01/01/2006 to 12/31/2006...........    $16.56       $19.71        57,420
   01/01/2007 to 12/31/2007...........    $19.71       $18.43        57,564
   01/01/2008 to 12/31/2008...........    $18.43       $12.84        20,910
   01/01/2009 to 12/31/2009...........    $12.84       $16.16        14,503
   01/01/2010 to 12/31/2010...........    $16.16       $20.17        15,686
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.97         8,031
   01/01/2003 to 12/31/2003...........    $ 9.97       $12.26        16,691
   01/01/2004 to 12/31/2004...........    $12.26       $13.50        28,473
   01/01/2005 to 12/31/2005...........    $13.50       $14.01        27,235
   01/01/2006 to 12/31/2006...........    $14.01       $15.62        35,932
   01/01/2007 to 12/31/2007...........    $15.62       $16.46        35,914
   01/01/2008 to 12/31/2008...........    $16.46       $12.08         3,840
   01/01/2009 to 12/31/2009...........    $12.08       $14.86         8,302
   01/01/2010 to 12/31/2010...........    $14.86       $16.42        11,699
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.55         2,095
   01/01/2004 to 12/31/2004...........    $11.55       $12.43        26,235
   01/01/2005 to 12/31/2005...........    $12.43       $11.77        49,328
   01/01/2006 to 12/31/2006...........    $11.77       $12.39        35,507
   01/01/2007 to 12/31/2007...........    $12.39       $13.47        55,737
   01/01/2008 to 12/31/2008...........    $13.47       $13.02        21,120
   01/01/2009 to 12/31/2009...........    $13.02       $14.47        21,872
   01/01/2010 to 12/31/2010...........    $14.47       $15.16        23,029
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.46         1,374
   01/01/2004 to 12/31/2004...........    $11.46       $12.01        15,248
   01/01/2005 to 12/31/2005...........    $12.01       $13.86        30,219
   01/01/2006 to 12/31/2006...........    $13.86       $14.51        29,143
   01/01/2007 to 12/31/2007...........    $14.51       $15.57        55,927
   01/01/2008 to 12/31/2008...........    $15.57       $ 9.17        13,564
   01/01/2009 to 12/31/2009...........    $ 9.17       $13.93        16,776
   01/01/2010 to 12/31/2010...........    $13.93       $15.99        15,801

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.45         2,880
   01/01/2003 to 12/31/2003...........    $10.45       $13.83         8,843
   01/01/2004 to 12/31/2004...........    $13.83       $17.98        43,046
   01/01/2005 to 12/31/2005...........    $17.98       $23.41        45,219
   01/01/2006 to 12/31/2006...........    $23.41       $26.88        30,889
   01/01/2007 to 12/31/2007...........    $26.88       $37.43        29,053
   01/01/2008 to 12/31/2008...........    $37.43       $18.55         4,772
   01/01/2009 to 12/31/2009...........    $18.55       $27.46         7,706
   01/01/2010 to 12/31/2010...........    $27.46       $32.78         9,066
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.53         1,875
   01/01/2004 to 12/31/2004...........    $12.53       $14.68        32,263
   01/01/2005 to 12/31/2005...........    $14.68       $15.90        29,983
   01/01/2006 to 12/31/2006...........    $15.90       $19.18        48,146
   01/01/2007 to 12/31/2007...........    $19.18       $19.23        38,862
   01/01/2008 to 12/31/2008...........    $19.23       $11.95        26,898
   01/01/2009 to 12/31/2009...........    $11.95       $14.00        14,180
   01/01/2010 to 12/31/2010...........    $14.00       $15.60        13,764
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99             0
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 9.38           437
   01/01/2009 to 12/31/2009...........    $ 9.38       $10.38           197
   01/01/2010 to 12/31/2010...........    $10.38       $11.09             0
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.50         9,308
   01/01/2006 to 12/31/2006...........    $11.50       $12.66         6,319
   01/01/2007 to 12/31/2007...........    $12.66       $13.93         6,306
   01/01/2008 to 12/31/2008...........    $13.93       $ 8.12         2,429
   01/01/2009 to 12/31/2009...........    $ 8.12       $11.25         3,780
   01/01/2010 to 07/16/2010...........    $11.25       $11.07             0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $10.46           742
   01/01/2004 to 12/31/2004...........    $10.46       $12.35           637
   01/01/2005 to 12/31/2005...........    $12.35       $14.20           566
   01/01/2006 to 12/31/2006...........    $14.20       $17.33         1,412
   01/01/2007 to 12/31/2007...........    $17.33       $19.75         6,199
   01/01/2008 to 12/31/2008...........    $19.75       $11.45         1,009
   01/01/2009 to 12/31/2009...........    $11.45       $13.16           834
   01/01/2010 to 07/16/2010...........    $13.16       $12.55             0
EVERGREEN VA OMEGA FUND
   01/01/2004 to 12/31/2004...........        --       $14.19         2,865
   01/01/2005 to 12/31/2005...........    $14.19       $14.60             0
   01/01/2006 to 12/31/2006...........    $14.60       $15.34             0
   01/01/2007 to 12/31/2007...........    $15.34       $17.02         1,940
   01/01/2008 to 12/31/2008...........    $17.02       $12.28             0
   01/01/2009 to 12/31/2009...........    $12.28       $17.52             0
   01/01/2010 to 07/16/2010...........    $17.52       $16.44             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA SPECIAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $14.86         7,046
   01/01/2004 to 12/31/2004...........    $14.86       $15.58         9,351
   01/01/2005 to 04/15/2005...........    $15.58       $13.91             0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.70       $14.65             0
   01/01/2006 to 12/31/2006...........    $14.65       $15.10             0
   01/01/2007 to 12/31/2007...........    $15.10       $15.82             0
   01/01/2008 to 12/31/2008...........    $15.82       $ 8.81           437
   01/01/2009 to 12/31/2009...........    $ 8.81       $11.24             0
   01/01/2010 to 12/31/2010...........    $11.24       $13.26             0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.68         3,472
   01/01/2009 to 12/31/2009...........    $ 6.68       $ 8.61         3,063
   01/01/2010 to 12/31/2010...........    $ 8.61       $ 9.40        30,005
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.91         4,186
   01/01/2005 to 12/31/2005...........    $11.91       $13.00         8,643
   01/01/2006 to 12/31/2006...........    $13.00       $17.84        10,756
   01/01/2007 to 12/31/2007...........    $17.84       $20.03        23,336
   01/01/2008 to 12/31/2008...........    $20.03       $11.36         1,099
   01/01/2009 to 12/31/2009...........    $11.36       $15.88           309
   01/01/2010 to 12/31/2010...........    $15.88       $17.27         1,563
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   01/01/2003 to 12/31/2003...........        --       $13.27         3,305
   01/01/2004 to 12/31/2004...........    $13.27       $14.91         2,760
   01/01/2005 to 12/31/2005...........    $14.91       $16.36         1,464
   01/01/2006 to 12/31/2006...........    $16.36       $18.82           582
   01/01/2007 to 12/31/2007...........    $18.82       $20.92           840
   01/01/2008 to 12/31/2008...........    $20.92       $10.77            62
   01/01/2009 to 12/31/2009...........    $10.77       $15.20         1,248
   01/01/2010 to 12/31/2010...........    $15.20       $18.65            39
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   01/01/2003 to 12/31/2003...........        --       $12.75         4,970
   01/01/2004 to 12/31/2004...........    $12.75       $13.74         2,157
   01/01/2005 to 12/31/2005...........    $13.74       $14.42           489
   01/01/2006 to 12/31/2006...........    $14.42       $16.64         3,636
   01/01/2007 to 12/31/2007...........    $16.64       $12.82           490
   01/01/2008 to 12/31/2008...........    $12.82       $ 5.15           954
   01/01/2009 to 12/31/2009...........    $ 5.15       $ 6.51           388
   01/01/2010 to 12/31/2010...........    $ 6.51       $ 7.12            32

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $12.06         2,415
   01/01/2004 to 12/31/2004...........    $12.06       $12.86         2,401
   01/01/2005 to 12/31/2005...........    $12.86       $13.78         8,140
   01/01/2006 to 12/31/2006...........    $13.78       $14.37         7,025
   01/01/2007 to 12/31/2007...........    $14.37       $15.93         5,365
   01/01/2008 to 12/31/2008...........    $15.93       $11.27         2,134
   01/01/2009 to 12/31/2009...........    $11.27       $14.26           619
   01/01/2010 to 12/31/2010...........    $14.26       $14.88         2,903
INVESCO V.I. TECHNOLOGY FUND
FORMERLY, AIM V.I. TECHNOLOGY FUND
   01/01/2005 to 12/31/2005...........    $14.00       $14.18             0
   01/01/2006 to 12/31/2006...........    $14.18       $15.53             0
   01/01/2007 to 12/31/2007...........    $15.53       $16.57             0
   01/01/2008 to 12/31/2008...........    $16.57       $ 9.11             0
   01/01/2009 to 12/31/2009...........    $ 9.11       $14.22             0
   01/01/2010 to 12/31/2010...........    $14.22       $17.09             0
NASDAQ TARGET 15 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.71       $10.97             0
   01/01/2006 to 12/31/2006...........    $10.97       $11.83             0
   01/01/2007 to 12/31/2007...........    $11.83       $14.28             0
   01/01/2008 to 12/31/2008...........    $14.28       $ 6.95             0
   01/01/2009 to 12/31/2009...........    $ 6.95       $ 8.05             0
   01/01/2010 to 12/31/2010...........    $ 8.05       $10.40             0
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $15.74         6,956
   01/01/2004 to 12/31/2004...........    $15.74       $18.68        42,079
   01/01/2005 to 12/31/2005...........    $18.68       $24.35        36,179
   01/01/2006 to 12/31/2006...........    $24.35       $32.48        18,809
   01/01/2007 to 12/31/2007...........    $32.48       $46.18        17,445
   01/01/2008 to 12/31/2008...........    $46.18       $19.29         2,001
   01/01/2009 to 12/31/2009...........    $19.29       $31.01         5,357
   01/01/2010 to 12/31/2010...........    $31.01       $35.69         3,410
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $16.14         1,307
   01/01/2004 to 12/31/2004...........    $16.14       $15.91           307
   01/01/2005 to 12/31/2005...........    $15.91       $18.84         1,442
   01/01/2006 to 12/31/2006...........    $18.84       $26.01         8,796
   01/01/2007 to 12/31/2007...........    $26.01       $38.08        10,344
   01/01/2008 to 12/31/2008...........    $38.08       $18.56         1,109
   01/01/2009 to 12/31/2009...........    $18.56       $28.36         2,437
   01/01/2010 to 12/31/2010...........    $28.36       $32.01         1,628

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BANKS
   01/01/2003 to 12/31/2003...........        --       $13.01         3,337
   01/01/2004 to 12/31/2004...........    $13.01       $14.41             0
   01/01/2005 to 12/31/2005...........    $14.41       $14.26           131
   01/01/2006 to 12/31/2006...........    $14.26       $16.31         1,838
   01/01/2007 to 12/31/2007...........    $16.31       $11.75             0
   01/01/2008 to 12/31/2008...........    $11.75       $ 6.18         2,093
   01/01/2009 to 12/31/2009...........    $ 6.18       $ 5.87           236
   01/01/2010 to 12/31/2010...........    $ 5.87       $ 6.30         4,622
PROFUND VP BASIC MATERIALS
   01/01/2003 to 12/31/2003...........        --       $13.50         8,846
   01/01/2004 to 12/31/2004...........    $13.50       $14.75         6,871
   01/01/2005 to 12/31/2005...........    $14.75       $14.97         8,444
   01/01/2006 to 12/31/2006...........    $14.97       $17.13         1,385
   01/01/2007 to 12/31/2007...........    $17.13       $22.19         2,153
   01/01/2008 to 12/31/2008...........    $22.19       $10.68            94
   01/01/2009 to 12/31/2009...........    $10.68       $17.19         5,752
   01/01/2010 to 12/31/2010...........    $17.19       $22.09         4,949
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $ 7.58         1,812
   01/01/2004 to 12/31/2004...........    $ 7.58       $ 6.74         4,246
   01/01/2005 to 12/31/2005...........    $ 6.74       $ 6.59         4,469
   01/01/2006 to 12/31/2006...........    $ 6.59       $ 6.04           660
   01/01/2007 to 12/31/2007...........    $ 6.04       $ 6.02         4,000
   01/01/2008 to 12/31/2008...........    $ 6.02       $ 8.35        64,139
   01/01/2009 to 12/31/2009...........    $ 8.35       $ 5.97         1,415
   01/01/2010 to 12/31/2010...........    $ 5.97       $ 4.86         2,641
PROFUND VP BIOTECHNOLOGY
   01/01/2005 to 12/31/2005...........    $14.88       $17.58             0
   01/01/2006 to 12/31/2006...........    $17.58       $16.71             0
   01/01/2007 to 12/31/2007...........    $16.71       $16.36             0
   01/01/2008 to 12/31/2008...........    $16.36       $16.52             0
   01/01/2009 to 12/31/2009...........    $16.52       $16.98             0
   01/01/2010 to 12/31/2010...........    $16.98       $17.68             0
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $12.15         6,640
   01/01/2004 to 12/31/2004...........    $12.15       $13.10        14,279
   01/01/2005 to 12/31/2005...........    $13.10       $13.34         8,105
   01/01/2006 to 12/31/2006...........    $13.34       $15.02        34,012
   01/01/2007 to 12/31/2007...........    $15.02       $15.42         3,149
   01/01/2008 to 12/31/2008...........    $15.42       $ 9.52         1,833
   01/01/2009 to 12/31/2009...........    $ 9.52       $11.73        19,067
   01/01/2010 to 12/31/2010...........    $11.73       $13.09        11,411

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.64           110
   01/01/2004 to 12/31/2004...........    $11.64       $12.60        18,767
   01/01/2005 to 12/31/2005...........    $12.60       $12.44        37,503
   01/01/2006 to 12/31/2006...........    $12.44       $13.89        21,598
   01/01/2007 to 12/31/2007...........    $13.89       $14.81        32,160
   01/01/2008 to 12/31/2008...........    $14.81       $10.75         2,660
   01/01/2009 to 12/31/2009...........    $10.75       $12.96         5,402
   01/01/2010 to 12/31/2010...........    $12.96       $15.07         2,270
PROFUND VP CONSUMER SERVICES
   01/01/2003 to 12/31/2003...........        --       $11.79         4,440
   01/01/2004 to 12/31/2004...........    $11.79       $12.57             0
   01/01/2005 to 12/31/2005...........    $12.57       $11.88             0
   01/01/2006 to 12/31/2006...........    $11.88       $13.18        10,939
   01/01/2007 to 12/31/2007...........    $13.18       $11.99             0
   01/01/2008 to 12/31/2008...........    $11.99       $ 8.15           205
   01/01/2009 to 12/31/2009...........    $ 8.15       $10.57           301
   01/01/2010 to 12/31/2010...........    $10.57       $12.71         1,362
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $13.35         4,594
   01/01/2004 to 12/31/2004...........    $13.35       $15.12        33,131
   01/01/2005 to 12/31/2005...........    $15.12       $16.20         4,013
   01/01/2006 to 12/31/2006...........    $16.20       $18.86         8,532
   01/01/2007 to 12/31/2007...........    $18.86       $21.42        10,444
   01/01/2008 to 12/31/2008...........    $21.42       $11.89         1,124
   01/01/2009 to 12/31/2009...........    $11.89       $15.58         8,121
   01/01/2010 to 12/31/2010...........    $15.58       $15.85         4,661
PROFUND VP FINANCIALS
   01/01/2003 to 12/31/2003...........        --       $12.59            84
   01/01/2004 to 12/31/2004...........    $12.59       $13.77         1,291
   01/01/2005 to 12/31/2005...........    $13.77       $14.19           242
   01/01/2006 to 12/31/2006...........    $14.19       $16.50         3,806
   01/01/2007 to 12/31/2007...........    $16.50       $13.23             0
   01/01/2008 to 12/31/2008...........    $13.23       $ 6.48           176
   01/01/2009 to 12/31/2009...........    $ 6.48       $ 7.39            61
   01/01/2010 to 12/31/2010...........    $ 7.39       $ 8.12         4,002
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $11.18            89
   01/01/2004 to 12/31/2004...........    $11.18       $11.34         2,059
   01/01/2005 to 12/31/2005...........    $11.34       $11.91           942
   01/01/2006 to 12/31/2006...........    $11.91       $12.42         9,159
   01/01/2007 to 12/31/2007...........    $12.42       $13.12        14,284
   01/01/2008 to 12/31/2008...........    $13.12       $ 9.85         4,946
   01/01/2009 to 12/31/2009...........    $ 9.85       $11.66         5,526
   01/01/2010 to 12/31/2010...........    $11.66       $11.89         2,444

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   01/01/2003 to 12/31/2003...........        --       $13.00         2,980
   01/01/2004 to 12/31/2004...........    $13.00       $14.58         1,098
   01/01/2005 to 12/31/2005...........    $14.58       $14.80         4,139
   01/01/2006 to 12/31/2006...........    $14.80       $16.38           956
   01/01/2007 to 12/31/2007...........    $16.38       $18.14         7,851
   01/01/2008 to 12/31/2008...........    $18.14       $10.70           346
   01/01/2009 to 12/31/2009...........    $10.70       $13.15           879
   01/01/2010 to 12/31/2010...........    $13.15       $16.13         1,068
PROFUND VP INTERNET
   01/01/2005 to 12/31/2005...........    $20.26       $21.57             0
   01/01/2006 to 12/31/2006...........    $21.57       $21.67           388
   01/01/2007 to 12/31/2007...........    $21.67       $23.66             0
   01/01/2008 to 12/31/2008...........    $23.66       $12.94             0
   01/01/2009 to 12/31/2009...........    $12.94       $22.73             0
   01/01/2010 to 12/31/2010...........    $22.73       $30.47             0
PROFUND VP JAPAN
   01/01/2003 to 12/31/2003...........        --       $12.85         2,038
   01/01/2004 to 12/31/2004...........    $12.85       $13.70           574
   01/01/2005 to 12/31/2005...........    $13.70       $19.24         6,225
   01/01/2006 to 12/31/2006...........    $19.24       $21.13         1,994
   01/01/2007 to 12/31/2007...........    $21.13       $18.85           950
   01/01/2008 to 12/31/2008...........    $18.85       $11.05           944
   01/01/2009 to 12/31/2009...........    $11.05       $12.08           790
   01/01/2010 to 12/31/2010...........    $12.08       $11.19           644
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.38       $10.39        23,552
   01/01/2006 to 12/31/2006...........    $10.39       $11.23        32,837
   01/01/2007 to 12/31/2007...........    $11.23       $11.90        25,714
   01/01/2008 to 12/31/2008...........    $11.90       $ 7.60         2,870
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 9.78         5,500
   01/01/2010 to 12/31/2010...........    $ 9.78       $10.96         2,830
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.38       $10.59        10,355
   01/01/2006 to 12/31/2006...........    $10.59       $12.46        39,742
   01/01/2007 to 12/31/2007...........    $12.46       $12.36        15,207
   01/01/2008 to 12/31/2008...........    $12.36       $ 7.30         5,052
   01/01/2009 to 12/31/2009...........    $ 7.30       $ 8.64         1,909
   01/01/2010 to 12/31/2010...........    $ 8.64       $ 9.66         3,716

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $12.46           724
   01/01/2004 to 12/31/2004...........    $12.46       $13.72         1,151
   01/01/2005 to 12/31/2005...........    $13.72       $15.12         6,778
   01/01/2006 to 12/31/2006...........    $15.12       $15.58         2,395
   01/01/2007 to 12/31/2007...........    $15.58       $17.25         2,450
   01/01/2008 to 12/31/2008...........    $17.25       $10.46         2,131
   01/01/2009 to 12/31/2009...........    $10.46       $14.34         5,590
   01/01/2010 to 12/31/2010...........    $14.34       $18.25         8,933
PROFUND VP MID-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $15.58         2,569
   01/01/2005 to 12/31/2005...........    $15.58       $16.80         4,125
   01/01/2006 to 12/31/2006...........    $16.80       $18.70         3,766
   01/01/2007 to 12/31/2007...........    $18.70       $18.71         3,247
   01/01/2008 to 12/31/2008...........    $18.71       $11.81         1,264
   01/01/2009 to 12/31/2009...........    $11.81       $15.32         1,362
   01/01/2010 to 12/31/2010...........    $15.32       $18.28           570
PROFUND VP NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $13.63         2,703
   01/01/2004 to 12/31/2004...........    $13.63       $14.66        22,415
   01/01/2005 to 12/31/2005...........    $14.66       $14.55         6,952
   01/01/2006 to 12/31/2006...........    $14.55       $15.21           976
   01/01/2007 to 12/31/2007...........    $15.21       $17.73        12,303
   01/01/2008 to 12/31/2008...........    $17.73       $10.10         1,501
   01/01/2009 to 12/31/2009...........    $10.10       $15.22         5,977
   01/01/2010 to 12/31/2010...........    $15.22       $17.84         1,624
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $12.27         3,159
   01/01/2004 to 12/31/2004...........    $12.27       $15.73        17,651
   01/01/2005 to 12/31/2005...........    $15.73       $20.47        16,959
   01/01/2006 to 12/31/2006...........    $20.47       $24.48        11,410
   01/01/2007 to 12/31/2007...........    $24.48       $32.13         6,503
   01/01/2008 to 12/31/2008...........    $32.13       $20.08         1,525
   01/01/2009 to 12/31/2009...........    $20.08       $22.98         1,392
   01/01/2010 to 12/31/2010...........    $22.98       $26.82           999
PROFUND VP PHARMACEUTICALS
   01/01/2005 to 12/31/2005...........    $ 9.07       $ 8.65        13,048
   01/01/2006 to 12/31/2006...........    $ 8.65       $ 9.61        19,669
   01/01/2007 to 12/31/2007...........    $ 9.61       $ 9.75             0
   01/01/2008 to 12/31/2008...........    $ 9.75       $ 7.78           333
   01/01/2009 to 12/31/2009...........    $ 7.78       $ 9.01           127
   01/01/2010 to 12/31/2010...........    $ 9.01       $ 8.97             0
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $15.61         2,292
   01/01/2004 to 12/31/2004...........    $15.61       $13.94         7,595
   01/01/2005 to 12/31/2005...........    $13.94       $17.44         2,933
   01/01/2006 to 12/31/2006...........    $17.44       $18.56         4,965
   01/01/2007 to 12/31/2007...........    $18.56       $22.52         5,494
   01/01/2008 to 12/31/2008...........    $22.52       $15.46         6,558
   01/01/2009 to 12/31/2009...........    $15.46       $20.73         7,167
   01/01/2010 to 12/31/2010...........    $20.73       $27.30         6,793

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   01/01/2003 to 12/31/2003...........        --       $13.48          248
   01/01/2004 to 12/31/2004...........    $13.48       $16.99        2,664
   01/01/2005 to 12/31/2005...........    $16.99       $17.98           62
   01/01/2006 to 12/31/2006...........    $17.98       $23.60        1,073
   01/01/2007 to 12/31/2007...........    $23.60       $18.80        1,349
   01/01/2008 to 12/31/2008...........    $18.80       $10.95        1,361
   01/01/2009 to 12/31/2009...........    $10.95       $13.87        1,976
   01/01/2010 to 12/31/2010...........    $13.87       $17.14          169
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 9.22        6,919
   01/01/2004 to 12/31/2004...........    $ 9.22       $ 8.14        8,915
   01/01/2005 to 12/31/2005...........    $ 8.14       $ 7.43        5,444
   01/01/2006 to 12/31/2006...........    $ 7.43       $ 8.12        4,272
   01/01/2007 to 12/31/2007...........    $ 8.12       $ 7.62          664
   01/01/2008 to 12/31/2008...........    $ 7.62       $ 4.69        1,447
   01/01/2009 to 12/31/2009...........    $ 4.69       $ 6.14        3,962
   01/01/2010 to 12/31/2010...........    $ 6.14       $ 5.11          402
PROFUND VP SEMICONDUCTOR
   01/01/2005 to 12/31/2005...........    $12.21       $13.14            0
   01/01/2006 to 12/31/2006...........    $13.14       $12.10            0
   01/01/2007 to 12/31/2007...........    $12.10       $12.84            0
   01/01/2008 to 12/31/2008...........    $12.84       $ 6.39            0
   01/01/2009 to 12/31/2009...........    $ 6.39       $10.38            0
   01/01/2010 to 12/31/2010...........    $10.38       $11.56            0
PROFUND VP SHORT MID-CAP
   01/01/2005 to 12/31/2005...........    $ 9.71       $ 8.71            0
   01/01/2006 to 12/31/2006...........    $ 8.71       $ 8.32            0
   01/01/2007 to 12/31/2007...........    $ 8.32       $ 8.01            0
   01/01/2008 to 12/31/2008...........    $ 8.01       $10.46            0
   01/01/2009 to 12/31/2009...........    $10.46       $ 6.70            0
   01/01/2010 to 12/31/2010...........    $ 6.70       $ 4.92            0
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 6.49        3,522
   01/01/2004 to 12/31/2004...........    $ 6.49       $ 5.72        4,270
   01/01/2005 to 12/31/2005...........    $ 5.72       $ 5.71        6,266
   01/01/2006 to 12/31/2006...........    $ 5.71       $ 5.58        6,690
   01/01/2007 to 12/31/2007...........    $ 5.58       $ 4.89          608
   01/01/2008 to 12/31/2008...........    $ 4.89       $ 7.19          207
   01/01/2009 to 12/31/2009...........    $ 7.19       $ 4.23            0
   01/01/2010 to 12/31/2010...........    $ 4.23       $ 3.30            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT SMALL-CAP
   01/01/2005 to 12/31/2005...........    $ 9.55       $ 9.19             0
   01/01/2006 to 12/31/2006...........    $ 9.19       $ 8.03             0
   01/01/2007 to 12/31/2007...........    $ 8.03       $ 8.32             0
   01/01/2008 to 12/31/2008...........    $ 8.32       $10.23             0
   01/01/2009 to 12/31/2009...........    $10.23       $ 6.86             0
   01/01/2010 to 12/31/2010...........    $ 6.86       $ 4.83             0
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $13.20         3,412
   01/01/2004 to 12/31/2004...........    $13.20       $15.67         7,053
   01/01/2005 to 12/31/2005...........    $15.67       $16.70         8,270
   01/01/2006 to 12/31/2006...........    $16.70       $17.98         3,607
   01/01/2007 to 12/31/2007...........    $17.98       $18.55         1,080
   01/01/2008 to 12/31/2008...........    $18.55       $12.12           680
   01/01/2009 to 12/31/2009...........    $12.12       $15.16         4,072
   01/01/2010 to 12/31/2010...........    $15.16       $18.89         4,495
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.56         4,650
   01/01/2004 to 12/31/2004...........    $13.56       $16.14         8,545
   01/01/2005 to 12/31/2005...........    $16.14       $16.64         3,549
   01/01/2006 to 12/31/2006...........    $16.64       $19.36         5,119
   01/01/2007 to 12/31/2007...........    $19.36       $17.80         2,515
   01/01/2008 to 12/31/2008...........    $17.80       $12.23           704
   01/01/2009 to 12/31/2009...........    $12.23       $14.59           341
   01/01/2010 to 12/31/2010...........    $14.59       $17.65           817
PROFUND VP TECHNOLOGY
   01/01/2005 to 12/31/2005...........    $13.27       $13.32             0
   01/01/2006 to 12/31/2006...........    $13.32       $14.26             0
   01/01/2007 to 12/31/2007...........    $14.26       $16.17             0
   01/01/2008 to 12/31/2008...........    $16.17       $ 8.92             0
   01/01/2009 to 12/31/2009...........    $ 8.92       $14.26             0
   01/01/2010 to 12/31/2010...........    $14.26       $15.65             0
PROFUND VP TELECOMMUNICATIONS
   01/01/2003 to 12/31/2003...........        --       $10.20           128
   01/01/2004 to 12/31/2004...........    $10.20       $11.68            20
   01/01/2005 to 12/31/2005...........    $11.68       $10.80        19,106
   01/01/2006 to 12/31/2006...........    $10.80       $14.38        12,104
   01/01/2007 to 12/31/2007...........    $14.38       $15.44             0
   01/01/2008 to 12/31/2008...........    $15.44       $10.04           336
   01/01/2009 to 12/31/2009...........    $10.04       $10.67            84
   01/01/2010 to 12/31/2010...........    $10.67       $12.24           319

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2004 to 12/31/2004...........        --       $10.57        26,858
   01/01/2005 to 12/31/2005...........    $10.57       $11.42         9,067
   01/01/2006 to 12/31/2006...........    $11.42       $10.80         3,356
   01/01/2007 to 12/31/2007...........    $10.80       $11.78        25,731
   01/01/2008 to 12/31/2008...........    $11.78       $17.49        11,251
   01/01/2009 to 12/31/2009...........    $17.49       $11.68           216
   01/01/2010 to 12/31/2010...........    $11.68       $12.74           273
PROFUND VP ULTRABULL
   01/01/2005 to 12/31/2005...........    $16.94       $17.22             0
   01/01/2006 to 12/31/2006...........    $17.22       $21.01           400
   01/01/2007 to 12/31/2007...........    $21.01       $20.99             0
   01/01/2008 to 12/31/2008...........    $20.99       $ 6.78         1,970
   01/01/2009 to 12/31/2009...........    $ 6.78       $ 9.72             0
   01/01/2010 to 12/31/2010...........    $ 9.72       $11.77             0
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $16.65           180
   01/01/2004 to 12/31/2004...........    $16.65       $21.07           424
   01/01/2005 to 12/31/2005...........    $21.07       $24.61         1,240
   01/01/2006 to 12/31/2006...........    $24.61       $26.99         2,389
   01/01/2007 to 12/31/2007...........    $26.99       $28.34           720
   01/01/2008 to 12/31/2008...........    $28.34       $ 9.13         1,661
   01/01/2009 to 12/31/2009...........    $ 9.13       $15.01            67
   01/01/2010 to 12/31/2010...........    $15.01       $22.26            35
PROFUND VP ULTRANASDAQ-100
   01/01/2005 to 12/31/2005...........    $19.78       $18.87             0
   01/01/2006 to 12/31/2006...........    $18.87       $19.61         2,565
   01/01/2007 to 12/31/2007...........    $19.61       $24.97         1,650
   01/01/2008 to 12/31/2008...........    $24.97       $ 6.74             0
   01/01/2009 to 12/31/2009...........    $ 6.74       $14.66             0
   01/01/2010 to 12/31/2010...........    $14.66       $19.65             0
PROFUND VP ULTRASMALL-CAP
   01/01/2004 to 12/31/2004...........        --       $25.52         3,653
   01/01/2005 to 12/31/2005...........    $25.52       $25.24           399
   01/01/2006 to 12/31/2006...........    $25.24       $31.52           263
   01/01/2007 to 12/31/2007...........    $31.52       $27.12             0
   01/01/2008 to 12/31/2008...........    $27.12       $ 9.09         1,523
   01/01/2009 to 12/31/2009...........    $ 9.09       $12.62             0
   01/01/2010 to 12/31/2010...........    $12.62       $18.57             0
PROFUND VP UTILITIES
   01/01/2003 to 12/31/2003...........        --       $12.78            92
   01/01/2004 to 12/31/2004...........    $12.78       $15.33         1,644
   01/01/2005 to 12/31/2005...........    $15.33       $17.18         5,667
   01/01/2006 to 12/31/2006...........    $17.18       $20.29         7,031
   01/01/2007 to 12/31/2007...........    $20.29       $23.29        12,338
   01/01/2008 to 12/31/2008...........    $23.29       $15.99         2,352
   01/01/2009 to 12/31/2009...........    $15.99       $17.55         3,810
   01/01/2010 to 12/31/2010...........    $17.55       $18.43         2,243

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53         3,389
   01/01/2005 to 12/31/2005...........    $10.53       $12.15           185
   01/01/2006 to 12/31/2006...........    $12.15       $14.57         1,276
   01/01/2007 to 12/31/2007...........    $14.57       $17.26         6,360
   01/01/2008 to 12/31/2008...........    $17.26       $ 8.50         1,256
   01/01/2009 to 12/31/2009...........    $ 8.50       $11.56         4,732
   01/01/2010 to 12/31/2010...........    $11.56       $13.06         4,700
RYDEX VT INVERSE S&P 500 STRATEGY
   01/01/2005 to 12/31/2005...........    $ 6.83       $ 6.72             0
   01/01/2006 to 12/31/2006...........    $ 6.72       $ 6.16             0
   01/01/2007 to 12/31/2007...........    $ 6.16       $ 6.16             0
   01/01/2008 to 12/31/2008...........    $ 6.16       $ 8.49             0
   01/01/2009 to 12/31/2009...........    $ 8.49       $ 6.10             0
   01/01/2010 to 12/31/2010...........    $ 6.10       $ 5.02             0
RYDEX VT NASDAQ-100
   01/01/2005 to 12/31/2005...........    $14.63       $14.66             0
   01/01/2006 to 12/31/2006...........    $14.66       $15.37             0
   01/01/2007 to 12/31/2007...........    $15.37       $17.94             0
   01/01/2008 to 12/31/2008...........    $17.94       $10.33             0
   01/01/2009 to 12/31/2009...........    $10.33       $15.56             0
   01/01/2010 to 12/31/2010...........    $15.56       $18.27             0
RYDEX VT NOVA
   01/01/2005 to 12/31/2005...........    $15.04       $15.50             0
   01/01/2006 to 12/31/2006...........    $15.50       $18.32             0
   01/01/2007 to 12/31/2007...........    $18.32       $18.36             0
   01/01/2008 to 12/31/2008...........    $18.36       $ 8.28             0
   01/01/2009 to 12/31/2009...........    $ 8.28       $11.12             0
   01/01/2010 to 12/31/2010...........    $11.12       $13.22             0
S&P TARGET 24 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.80       $11.15         2,003
   01/01/2006 to 12/31/2006...........    $11.15       $11.37         2,352
   01/01/2007 to 12/31/2007...........    $11.37       $11.74         1,631
   01/01/2008 to 12/31/2008...........    $11.74       $ 8.38         1,327
   01/01/2009 to 12/31/2009...........    $ 8.38       $ 9.45           117
   01/01/2010 to 12/31/2010...........    $ 9.45       $11.18            21
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.38        38,020
   01/01/2005 to 12/31/2005...........    $11.38       $12.10       112,262
   01/01/2006 to 12/31/2006...........    $12.10       $13.37       117,453
   01/01/2007 to 12/31/2007...........    $13.37       $14.50       124,910
   01/01/2008 to 12/31/2008...........    $14.50       $ 7.93         5,258
   01/01/2009 to 12/31/2009...........    $ 7.93       $ 8.88           361
   01/01/2010 to 12/31/2010...........    $ 8.88       $10.48            20

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW DART 10 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.53       $10.10             0
   01/01/2006 to 12/31/2006...........    $10.10       $12.57         2,214
   01/01/2007 to 12/31/2007...........    $12.57       $12.54         2,214
   01/01/2008 to 12/31/2008...........    $12.54       $ 8.89         1,232
   01/01/2009 to 12/31/2009...........    $ 8.89       $10.03            84
   01/01/2010 to 12/31/2010...........    $10.03       $11.61             0
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.81        16,275
   01/01/2006 to 12/31/2006...........    $ 9.81       $11.49        18,797
   01/01/2007 to 12/31/2007...........    $11.49       $11.51        19,163
   01/01/2008 to 12/31/2008...........    $11.51       $ 6.78           618
   01/01/2009 to 12/31/2009...........    $ 6.78       $ 7.67            27
   01/01/2010 to 12/31/2010...........    $ 7.67       $ 8.85            16
VALUE LINE TARGET 25 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.65       $15.01           169
   01/01/2006 to 12/31/2006...........    $15.01       $15.30           167
   01/01/2007 to 12/31/2007...........    $15.30       $17.92             0
   01/01/2008 to 12/31/2008...........    $17.92       $ 8.02             0
   01/01/2009 to 12/31/2009...........    $ 8.02       $ 8.52             0
   01/01/2010 to 12/31/2010...........    $ 8.52       $11.01             0
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
   01/01/2005 to 12/31/2005...........    $13.69       $13.99             0
   01/01/2006 to 12/31/2006...........    $13.99       $16.93             0
   01/01/2007 to 12/31/2007...........    $16.93       $16.58             0
   01/01/2008 to 12/31/2008...........    $16.58       $10.68             0
   01/01/2009 to 12/31/2009...........    $10.68       $13.64           173
   01/01/2010 to 07/16/2010...........    $13.64       $13.13             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........        --       $12.40           163
   01/01/2004 to 12/31/2004...........    $12.40       $13.65         4,788
   01/01/2005 to 12/31/2005...........    $13.65       $14.26        14,928
   01/01/2006 to 12/31/2006...........    $14.26       $16.75        11,800
   01/01/2007 to 12/31/2007...........    $16.75       $17.06        12,272
   01/01/2008 to 12/31/2008...........    $17.06       $10.74         1,643
   01/01/2009 to 12/31/2009...........    $10.74       $12.44         1,947
   01/01/2010 to 07/16/2010...........    $12.44       $12.00             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.57       $15.25         2,584
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $12.00       $14.03         1,406

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $16.44       $20.80          288
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.29        4,049



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH GMWB OR HD GRO OR GRO PLUS 2008 (1.00%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.61         43,725
   01/01/2006 to 12/31/2006...........    $10.61       $11.51         14,896
   01/01/2007 to 12/31/2007...........    $11.51       $11.98         18,903
   01/01/2008 to 12/31/2008...........    $11.98       $11.31          2,910
   01/01/2009 to 12/31/2009...........    $11.31       $13.10          3,789
   01/01/2010 to 12/31/2010...........    $13.10       $15.09          5,807
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         19,654
   01/01/2006 to 12/31/2006...........    $10.02       $11.09        341,127
   01/01/2007 to 12/31/2007...........    $11.09       $11.99        411,706
   01/01/2008 to 12/31/2008...........    $11.99       $ 8.09        371,911
   01/01/2009 to 12/31/2009...........    $ 8.09       $ 9.96        250,364
   01/01/2010 to 12/31/2010...........    $ 9.96       $11.04        243,717
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.72        115,950
   01/01/2007 to 12/31/2007...........    $10.72       $11.62        226,629
   01/01/2008 to 12/31/2008...........    $11.62       $ 8.07        252,802
   01/01/2009 to 12/31/2009...........    $ 8.07       $10.09        239,014
   01/01/2010 to 12/31/2010...........    $10.09       $11.35        184,259
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00         11,692
   01/01/2006 to 12/31/2006...........    $10.00       $11.46        100,572
   01/01/2007 to 12/31/2007...........    $11.46       $12.42         62,773
   01/01/2008 to 12/31/2008...........    $12.42       $ 7.09        126,503
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 9.02         66,395
   01/01/2010 to 12/31/2010...........    $ 9.02       $10.24         85,069
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 4.76      2,563,376
   01/01/2004 to 12/31/2004...........    $ 4.76       $ 5.12      1,788,021
   01/01/2005 to 12/02/2005...........    $ 5.12       $ 5.91              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.99        403,537
   01/01/2004 to 12/31/2004...........    $10.99       $12.39        563,995
   01/01/2005 to 12/31/2005...........    $12.39       $12.95        504,593
   01/01/2006 to 12/31/2006...........    $12.95       $15.55        544,728
   01/01/2007 to 12/31/2007...........    $15.55       $14.85        396,679
   01/01/2008 to 12/31/2008...........    $14.85       $ 8.54        201,923
   01/01/2009 to 12/31/2009...........    $ 8.54       $10.47        124,152
   01/01/2010 to 12/31/2010...........    $10.47       $11.74        109,186
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $21.72      1,264,426
   01/01/2004 to 12/31/2004...........    $21.72       $23.87      1,016,837
   01/01/2005 to 12/31/2005...........    $23.87       $24.75        889,597
   01/01/2006 to 12/31/2006...........    $24.75       $28.74        634,927
   01/01/2007 to 12/31/2007...........    $28.74       $29.91        507,472
   01/01/2008 to 12/31/2008...........    $29.91       $17.56        379,447
   01/01/2009 to 12/31/2009...........    $17.56       $20.72        266,028
   01/01/2010 to 12/31/2010...........    $20.72       $23.16        214,419
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.95        121,535
   01/01/2004 to 12/31/2004...........    $ 8.95       $ 9.75        111,211
   01/01/2005 to 12/02/2005...........    $ 9.75       $10.85              0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.28        526,565
   01/01/2004 to 12/31/2004...........    $13.28       $14.80        607,957
   01/01/2005 to 12/31/2005...........    $14.80       $15.33        443,330
   01/01/2006 to 12/31/2006...........    $15.33       $17.73        299,416
   01/01/2007 to 12/31/2007...........    $17.73       $17.54        228,111
   01/01/2008 to 12/31/2008...........    $17.54       $11.33        154,997
   01/01/2009 to 12/31/2009...........    $11.33       $13.21        198,496
   01/01/2010 to 12/31/2010...........    $13.21       $14.89        169,315
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03          3,167
   01/01/2006 to 12/31/2006...........    $10.03       $10.98        145,798
   01/01/2007 to 12/31/2007...........    $10.98       $11.86        133,094
   01/01/2008 to 12/31/2008...........    $11.86       $ 8.37        237,851
   01/01/2009 to 12/31/2009...........    $ 8.37       $10.22        257,542
   01/01/2010 to 12/31/2010...........    $10.22       $11.36        323,653
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.38        161,639
   01/01/2009 to 12/31/2009...........    $11.38       $11.23        140,596
   01/01/2010 to 12/31/2010...........    $11.23       $12.16         82,764

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.45           981
   01/01/2010 to 12/31/2010...........    $ 9.45       $10.35         1,607
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.85             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $12.13        11,683
   01/01/2009 to 12/31/2009...........    $12.13       $11.28         9,475
   01/01/2010 to 12/31/2010...........    $11.28       $12.41             0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.20         9,569
   01/01/2009 to 12/31/2009...........    $12.20       $11.14             0
   01/01/2010 to 12/31/2010...........    $11.14       $12.29         4,945
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.86             0
   01/01/2010 to 12/31/2010...........    $ 8.86       $ 9.81         1,268
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $11.10         2,981
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01        54,606
   01/01/2006 to 12/31/2006...........    $10.01       $11.27       402,764
   01/01/2007 to 12/31/2007...........    $11.27       $12.24       420,583
   01/01/2008 to 12/31/2008...........    $12.24       $ 7.88       495,503
   01/01/2009 to 12/31/2009...........    $ 7.88       $ 9.78       462,021
   01/01/2010 to 12/31/2010...........    $ 9.78       $10.98       364,312
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.52             0
   01/01/2008 to 12/31/2008...........    $11.52       $ 7.39         7,390
   01/01/2009 to 12/31/2009...........    $ 7.39       $ 9.28        19,879
   01/01/2010 to 12/31/2010...........    $ 9.28       $10.50        19,915
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.05         3,529
   01/01/2008 to 12/31/2008...........    $10.05       $ 7.21        13,812
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.80        41,533
   01/01/2010 to 12/31/2010...........    $ 8.80       $ 9.75        52,644

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.81       414,634
   01/01/2004 to 12/31/2004...........    $14.81       $20.22       316,484
   01/01/2005 to 12/31/2005...........    $20.22       $22.99       246,938
   01/01/2006 to 12/31/2006...........    $22.99       $31.12       259,450
   01/01/2007 to 12/31/2007...........    $31.12       $24.67       155,081
   01/01/2008 to 12/31/2008...........    $24.67       $15.86       111,995
   01/01/2009 to 12/31/2009...........    $15.86       $20.71        96,981
   01/01/2010 to 12/31/2010...........    $20.71       $26.39        88,762
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.93        74,344
   01/01/2004 to 12/31/2004...........    $10.93       $13.22       130,939
   01/01/2005 to 12/31/2005...........    $13.22       $13.24       126,182
   01/01/2006 to 12/31/2006...........    $13.24       $15.72        88,730
   01/01/2007 to 12/31/2007...........    $15.72       $12.80        75,539
   01/01/2008 to 07/18/2008...........    $12.80       $11.77             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.40       339,964
   01/01/2004 to 12/31/2004...........    $ 8.40       $10.23       364,887
   01/01/2005 to 12/31/2005...........    $10.23       $11.08       307,582
   01/01/2006 to 12/31/2006...........    $11.08       $12.39       237,563
   01/01/2007 to 12/31/2007...........    $12.39       $13.64       189,572
   01/01/2008 to 12/31/2008...........    $13.64       $ 7.55       125,578
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.92        89,622
   01/01/2010 to 12/31/2010...........    $ 9.92       $13.01        81,914
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.01             0
   01/01/2008 to 12/31/2008...........    $10.01       $ 7.21            70
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.66             0
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 9.71         3,036
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.64       471,243
   01/01/2007 to 12/31/2007...........    $10.64       $11.43       343,893
   01/01/2008 to 12/31/2008...........    $11.43       $ 7.41       176,530
   01/01/2009 to 12/31/2009...........    $ 7.41       $ 9.09       152,714
   01/01/2010 to 12/31/2010...........    $ 9.09       $10.29       126,118
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.54         9,894
   01/01/2007 to 12/31/2007...........    $10.54       $11.62       104,706
   01/01/2008 to 12/31/2008...........    $11.62       $ 6.82       145,715
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 8.51       130,430
   01/01/2010 to 12/31/2010...........    $ 8.51       $10.02       119,611
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.50             0
   01/01/2009 to 11/13/2009...........    $ 7.50       $ 8.43             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.13            192
   01/01/2009 to 12/31/2009...........    $ 6.13       $ 8.20          3,269
   01/01/2010 to 12/31/2010...........    $ 8.20       $ 9.76          8,104
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $20.67      1,145,694
   01/01/2004 to 12/31/2004...........    $20.67       $21.22        901,202
   01/01/2005 to 12/31/2005...........    $21.22       $21.71        691,889
   01/01/2006 to 12/31/2006...........    $21.71       $23.64        522,509
   01/01/2007 to 12/31/2007...........    $23.64       $26.68        406,767
   01/01/2008 to 12/31/2008...........    $26.68       $15.77        306,283
   01/01/2009 to 12/31/2009...........    $15.77       $23.33        257,290
   01/01/2010 to 12/31/2010...........    $23.33       $25.47        222,209
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 3.65        450,688
   01/01/2004 to 12/31/2004...........    $ 3.65       $ 4.21        511,677
   01/01/2005 to 12/31/2005...........    $ 4.21       $ 4.37        510,545
   01/01/2006 to 12/31/2006...........    $ 4.37       $ 4.59        411,907
   01/01/2007 to 12/31/2007...........    $ 4.59       $ 5.43        362,040
   01/01/2008 to 12/31/2008...........    $ 5.43       $ 3.18        295,139
   01/01/2009 to 12/31/2009...........    $ 3.18       $ 4.95        301,894
   01/01/2010 to 12/31/2010...........    $ 4.95       $ 5.87        288,663
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $19.56        602,009
   01/01/2004 to 12/31/2004...........    $19.56       $23.27        409,460
   01/01/2005 to 12/31/2005...........    $23.27       $24.18        314,873
   01/01/2006 to 12/31/2006...........    $24.18       $28.07        233,276
   01/01/2007 to 12/31/2007...........    $28.07       $26.36        149,378
   01/01/2008 to 12/31/2008...........    $26.36       $19.15        100,029
   01/01/2009 to 12/31/2009...........    $19.15       $24.05         96,518
   01/01/2010 to 12/31/2010...........    $24.05       $30.18         78,409
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.99      1,249,072
   01/01/2004 to 12/31/2004...........    $14.99       $16.48        889,797
   01/01/2005 to 12/31/2005...........    $16.48       $16.50        536,787
   01/01/2006 to 12/31/2006...........    $16.50       $18.02        367,783
   01/01/2007 to 12/31/2007...........    $18.02       $18.28        274,834
   01/01/2008 to 12/31/2008...........    $18.28       $13.48        191,706
   01/01/2009 to 12/31/2009...........    $13.48       $18.09        206,875
   01/01/2010 to 12/31/2010...........    $18.09       $20.32        182,892
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.20              0
   01/01/2008 to 12/31/2008...........    $10.20       $ 7.00         10,506
   01/01/2009 to 12/31/2009...........    $ 7.00       $ 8.77         51,936
   01/01/2010 to 12/31/2010...........    $ 8.77       $ 9.89         69,518

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18              0
   01/01/2008 to 12/31/2008...........    $10.18       $ 7.64         29,480
   01/01/2009 to 12/31/2009...........    $ 7.64       $ 9.33         30,718
   01/01/2010 to 12/31/2010...........    $ 9.33       $10.31         47,765
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.10        879,869
   01/01/2004 to 12/31/2004...........    $14.10       $16.21      1,562,369
   01/01/2005 to 12/31/2005...........    $16.21       $18.70      1,375,954
   01/01/2006 to 12/31/2006...........    $18.70       $22.40        998,444
   01/01/2007 to 12/31/2007...........    $22.40       $26.40        715,857
   01/01/2008 to 12/31/2008...........    $26.40       $13.01        552,699
   01/01/2009 to 12/31/2009...........    $13.01       $17.42        377,357
   01/01/2010 to 12/31/2010...........    $17.42       $19.75        307,090
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.05        287,328
   01/01/2004 to 12/31/2004...........    $12.05       $14.44        250,064
   01/01/2005 to 12/31/2005...........    $14.44       $16.26        278,069
   01/01/2006 to 12/31/2006...........    $16.26       $20.51        197,824
   01/01/2007 to 12/31/2007...........    $20.51       $23.92        246,638
   01/01/2008 to 12/31/2008...........    $23.92       $13.26        126,470
   01/01/2009 to 12/31/2009...........    $13.26       $17.13        165,528
   01/01/2010 to 12/31/2010...........    $17.13       $18.84        155,007
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.18        244,970
   01/01/2004 to 12/31/2004...........    $16.18       $17.79        185,361
   01/01/2005 to 12/31/2005...........    $17.79       $18.83        159,963
   01/01/2006 to 12/31/2006...........    $18.83       $20.72        125,210
   01/01/2007 to 12/31/2007...........    $20.72       $20.91         89,434
   01/01/2008 to 12/31/2008...........    $20.91       $17.06        109,736
   01/01/2009 to 12/31/2009...........    $17.06       $20.61         89,471
   01/01/2010 to 12/31/2010...........    $20.61       $21.89         83,097
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.30              0
   01/01/2010 to 12/31/2010...........    $10.30       $11.35          9,275
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.31              0
   01/01/2010 to 12/31/2010...........    $10.31       $11.61              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $15.54        425,263
   01/01/2004 to 12/31/2004...........    $15.54       $18.02        340,083
   01/01/2005 to 12/31/2005...........    $18.02       $19.81        307,351
   01/01/2006 to 12/31/2006...........    $19.81       $24.08        284,449
   01/01/2007 to 12/31/2007...........    $24.08       $26.09        233,797
   01/01/2008 to 12/31/2008...........    $26.09       $15.14        128,075
   01/01/2009 to 12/31/2009...........    $15.14       $20.37        111,338
   01/01/2010 to 12/31/2010...........    $20.37       $21.61         99,329
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $18.73      1,102,775
   01/01/2004 to 12/31/2004...........    $18.73       $21.41        826,374
   01/01/2005 to 12/31/2005...........    $21.41       $22.56        756,545
   01/01/2006 to 12/31/2006...........    $22.56       $26.46        561,914
   01/01/2007 to 12/31/2007...........    $26.46       $25.41        451,318
   01/01/2008 to 12/31/2008...........    $25.41       $14.72        267,385
   01/01/2009 to 12/31/2009...........    $14.72       $17.40        205,587
   01/01/2010 to 12/31/2010...........    $17.40       $19.50        184,694
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.08        467,191
   01/01/2004 to 12/31/2004...........    $12.08       $12.84        496,333
   01/01/2005 to 12/31/2005...........    $12.84       $12.86        424,592
   01/01/2006 to 12/31/2006...........    $12.86       $13.98        309,646
   01/01/2007 to 12/31/2007...........    $13.98       $14.68        220,080
   01/01/2008 to 12/31/2008...........    $14.68       $11.16        140,679
   01/01/2009 to 12/31/2009...........    $11.16       $14.87        152,690
   01/01/2010 to 12/31/2010...........    $14.87       $16.69        119,402
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $15.23      2,044,281
   01/01/2004 to 12/31/2004...........    $15.23       $17.44      1,886,570
   01/01/2005 to 12/31/2005...........    $17.44       $18.45      1,703,575
   01/01/2006 to 12/31/2006...........    $18.45       $19.59      1,313,181
   01/01/2007 to 12/31/2007...........    $19.59       $22.29        971,315
   01/01/2008 to 12/31/2008...........    $22.29       $12.43        710,826
   01/01/2009 to 12/31/2009...........    $12.43       $15.97        454,565
   01/01/2010 to 12/31/2010...........    $15.97       $18.93        364,357
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.87        232,362
   01/01/2004 to 12/31/2004...........    $ 9.87       $11.56        256,952
   01/01/2005 to 12/31/2005...........    $11.56       $12.31        266,731
   01/01/2006 to 12/31/2006...........    $12.31       $15.16        364,534
   01/01/2007 to 12/31/2007...........    $15.16       $16.41        233,832
   01/01/2008 to 12/31/2008...........    $16.41       $10.73        185,745
   01/01/2009 to 12/31/2009...........    $10.73       $13.96        141,465
   01/01/2010 to 12/31/2010...........    $13.96       $15.49        128,001

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 7.00      1,225,710
   01/01/2004 to 12/31/2004...........    $ 7.00       $ 7.67        935,270
   01/01/2005 to 12/31/2005...........    $ 7.67       $ 8.07        805,105
   01/01/2006 to 12/31/2006...........    $ 8.07       $ 8.76        497,254
   01/01/2007 to 12/31/2007...........    $ 8.76       $ 9.99        385,830
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 6.30        283,991
   01/01/2009 to 12/31/2009...........    $ 6.30       $ 7.75        357,512
   01/01/2010 to 12/31/2010...........    $ 7.75       $ 8.65        303,538
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.30        436,340
   01/01/2004 to 12/31/2004...........    $10.30       $11.75        400,981
   01/01/2005 to 12/31/2005...........    $11.75       $12.27        210,543
   01/01/2006 to 12/31/2006...........    $12.27       $13.88        157,956
   01/01/2007 to 12/31/2007...........    $13.88       $14.12        123,018
   01/01/2008 to 12/31/2008...........    $14.12       $ 8.65         81,270
   01/01/2009 to 12/31/2009...........    $ 8.65       $11.89         67,540
   01/01/2010 to 12/31/2010...........    $11.89       $14.55         63,900
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.95      3,023,474
   01/01/2004 to 12/31/2004...........    $12.95       $12.93      1,640,903
   01/01/2005 to 12/31/2005...........    $12.93       $13.15      2,244,841
   01/01/2006 to 12/31/2006...........    $13.15       $13.62      1,798,935
   01/01/2007 to 12/31/2007...........    $13.62       $14.14      2,274,112
   01/01/2008 to 12/31/2008...........    $14.14       $14.35      2,934,205
   01/01/2009 to 12/31/2009...........    $14.35       $14.25      1,421,640
   01/01/2010 to 12/31/2010...........    $14.25       $14.11      1,176,323
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $23.74        905,217
   01/01/2004 to 12/31/2004...........    $23.74       $28.87        773,869
   01/01/2005 to 12/31/2005...........    $28.87       $32.03        677,141
   01/01/2006 to 12/31/2006...........    $32.03       $35.12        498,481
   01/01/2007 to 12/31/2007...........    $35.12       $35.87        379,524
   01/01/2008 to 12/31/2008...........    $35.87       $20.51        269,632
   01/01/2009 to 12/31/2009...........    $20.51       $28.55        181,892
   01/01/2010 to 12/31/2010...........    $28.55       $34.89        147,445
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.83        360,730
   01/01/2004 to 12/31/2004...........    $16.83       $19.33        291,783
   01/01/2005 to 12/31/2005...........    $19.33       $21.72        615,302
   01/01/2006 to 12/31/2006...........    $21.72       $24.53        482,893
   01/01/2007 to 12/31/2007...........    $24.53       $29.67        403,400
   01/01/2008 to 12/31/2008...........    $29.67       $16.69        258,551
   01/01/2009 to 12/31/2009...........    $16.69       $21.45        202,478
   01/01/2010 to 12/31/2010...........    $21.45       $27.32        181,262

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.10        853,542
   01/01/2004 to 12/31/2004...........    $ 9.10       $ 9.86        696,332
   01/01/2005 to 12/31/2005...........    $ 9.86       $ 9.80        493,131
   01/01/2006 to 12/31/2006...........    $ 9.80       $10.46        384,483
   01/01/2007 to 12/31/2007...........    $10.46       $12.29        291,364
   01/01/2008 to 12/31/2008...........    $12.29       $ 6.99        185,040
   01/01/2009 to 12/31/2009...........    $ 6.99       $ 8.48        130,897
   01/01/2010 to 12/31/2010...........    $ 8.48       $10.10        108,496
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.59            354
   01/01/2009 to 12/31/2009...........    $ 5.59       $ 9.22         21,493
   01/01/2010 to 12/31/2010...........    $ 9.22       $11.16         57,487
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $15.04        984,068
   01/01/2004 to 12/31/2004...........    $15.04       $15.19        981,539
   01/01/2005 to 12/31/2005...........    $15.19       $15.29        819,368
   01/01/2006 to 12/31/2006...........    $15.29       $15.71        607,017
   01/01/2007 to 12/31/2007...........    $15.71       $16.61        476,073
   01/01/2008 to 12/31/2008...........    $16.61       $16.63        417,181
   01/01/2009 to 12/31/2009...........    $16.63       $18.15        376,120
   01/01/2010 to 12/31/2010...........    $18.15       $18.67        283,949
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $17.64      2,172,385
   01/01/2004 to 12/31/2004...........    $17.64       $18.32      1,880,660
   01/01/2005 to 12/31/2005...........    $18.32       $18.60      1,489,089
   01/01/2006 to 12/31/2006...........    $18.60       $19.10      1,200,002
   01/01/2007 to 12/31/2007...........    $19.10       $20.48        932,528
   01/01/2008 to 12/31/2008...........    $20.48       $19.82        673,230
   01/01/2009 to 12/31/2009...........    $19.82       $22.86        695,034
   01/01/2010 to 12/31/2010...........    $22.86       $24.38        586,949
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.04              0
   01/01/2006 to 12/31/2006...........    $10.04       $10.73         83,255
   01/01/2007 to 12/31/2007...........    $10.73       $11.55         89,895
   01/01/2008 to 12/31/2008...........    $11.55       $ 9.21        152,701
   01/01/2009 to 12/31/2009...........    $ 9.21       $10.94        182,513
   01/01/2010 to 12/31/2010...........    $10.94       $11.98        203,990
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.10        824,390
   01/01/2004 to 12/31/2004...........    $12.10       $13.18        721,916
   01/01/2005 to 12/31/2005...........    $13.18       $13.51        616,629
   01/01/2006 to 12/31/2006...........    $13.51       $15.06        490,494
   01/01/2007 to 12/31/2007...........    $15.06       $15.22        396,251
   01/01/2008 to 12/31/2008...........    $15.22       $ 9.23        222,439
   01/01/2009 to 12/31/2009...........    $ 9.23       $11.14        165,516
   01/01/2010 to 12/31/2010...........    $11.14       $12.68        148,208

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.48       236,617
   01/01/2004 to 12/31/2004...........    $14.48       $15.63       180,248
   01/01/2005 to 12/31/2005...........    $15.63       $16.18       137,064
   01/01/2006 to 12/31/2006...........    $16.18       $17.57        91,065
   01/01/2007 to 12/31/2007...........    $17.57       $18.95        57,993
   01/01/2008 to 12/31/2008...........    $18.95       $13.09        38,831
   01/01/2009 to 12/31/2009...........    $13.09       $16.52        56,078
   01/01/2010 to 12/31/2010...........    $16.52       $18.28        55,356
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.55       677,748
   01/01/2004 to 12/31/2004...........    $16.55       $15.24       457,541
   01/01/2005 to 12/31/2005...........    $15.24       $15.32       391,088
   01/01/2006 to 12/31/2006...........    $15.32       $17.08       302,393
   01/01/2007 to 12/31/2007...........    $17.08       $18.11       238,483
   01/01/2008 to 12/31/2008...........    $18.11       $11.66       196,511
   01/01/2009 to 12/31/2009...........    $11.66       $15.45       165,746
   01/01/2010 to 12/31/2010...........    $15.45       $20.87       138,847
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $17.33       920,213
   01/01/2004 to 12/31/2004...........    $17.33       $19.98       768,148
   01/01/2005 to 12/31/2005...........    $19.98       $21.09       659,764
   01/01/2006 to 12/31/2006...........    $21.09       $25.06       459,202
   01/01/2007 to 12/31/2007...........    $25.06       $23.42       357,717
   01/01/2008 to 12/31/2008...........    $23.42       $16.30       265,536
   01/01/2009 to 12/31/2009...........    $16.30       $20.49       179,703
   01/01/2010 to 12/31/2010...........    $20.49       $25.56       142,958
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $19.19       275,220
   01/01/2004 to 12/31/2004...........    $19.19       $21.12       278,007
   01/01/2005 to 12/31/2005...........    $21.12       $21.89       257,992
   01/01/2006 to 12/31/2006...........    $21.89       $24.38       190,337
   01/01/2007 to 12/31/2007...........    $24.38       $25.66       177,727
   01/01/2008 to 12/31/2008...........    $25.66       $18.81       170,365
   01/01/2009 to 12/31/2009...........    $18.81       $23.12       143,983
   01/01/2010 to 12/31/2010...........    $23.12       $25.53       132,162
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.04       245,525
   01/01/2004 to 12/31/2004...........    $14.04       $15.10       226,266
   01/01/2005 to 12/31/2005...........    $15.10       $14.28       284,631
   01/01/2006 to 12/31/2006...........    $14.28       $15.03       254,348
   01/01/2007 to 12/31/2007...........    $15.03       $16.31       195,478
   01/01/2008 to 12/31/2008...........    $16.31       $15.75       157,502
   01/01/2009 to 12/31/2009...........    $15.75       $17.49       152,843
   01/01/2010 to 12/31/2010...........    $17.49       $18.30       130,474

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.51       366,972
   01/01/2004 to 12/31/2004...........    $12.51       $13.10       252,570
   01/01/2005 to 12/31/2005...........    $13.10       $15.10       290,918
   01/01/2006 to 12/31/2006...........    $15.10       $15.79       187,695
   01/01/2007 to 12/31/2007...........    $15.79       $16.92       156,491
   01/01/2008 to 12/31/2008...........    $16.92       $ 9.96       118,069
   01/01/2009 to 12/31/2009...........    $ 9.96       $15.12       139,111
   01/01/2010 to 12/31/2010...........    $15.12       $17.33        91,822
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $25.04       162,133
   01/01/2004 to 12/31/2004...........    $25.04       $32.52       130,930
   01/01/2005 to 12/31/2005...........    $32.52       $42.30       125,600
   01/01/2006 to 12/31/2006...........    $42.30       $48.53       115,732
   01/01/2007 to 12/31/2007...........    $48.53       $67.50        91,058
   01/01/2008 to 12/31/2008...........    $67.50       $33.42        67,882
   01/01/2009 to 12/31/2009...........    $33.42       $49.42        59,018
   01/01/2010 to 12/31/2010...........    $49.42       $58.93        51,233
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.66       122,564
   01/01/2004 to 12/31/2004...........    $ 9.66       $11.30       138,443
   01/01/2005 to 12/31/2005...........    $11.30       $12.23       160,764
   01/01/2006 to 12/31/2006...........    $12.23       $14.74       229,326
   01/01/2007 to 12/31/2007...........    $14.74       $14.77       205,376
   01/01/2008 to 12/31/2008...........    $14.77       $ 9.17       175,827
   01/01/2009 to 12/31/2009...........    $ 9.17       $10.73       110,665
   01/01/2010 to 12/31/2010...........    $10.73       $11.95        84,321
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99         5,043
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 9.37        57,790
   01/01/2009 to 12/31/2009...........    $ 9.37       $10.36        14,693
   01/01/2010 to 12/31/2010...........    $10.36       $11.05        13,807
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.49        55,526
   01/01/2006 to 12/31/2006...........    $11.49       $12.63        41,197
   01/01/2007 to 12/31/2007...........    $12.63       $13.89        30,469
   01/01/2008 to 12/31/2008...........    $13.89       $ 8.09        20,816
   01/01/2009 to 12/31/2009...........    $ 8.09       $11.20        16,013
   01/01/2010 to 07/16/2010...........    $11.20       $11.01             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $10.46        72,511
   01/01/2004 to 12/31/2004...........    $10.46       $12.34        51,412
   01/01/2005 to 12/31/2005...........    $12.34       $14.17        52,297
   01/01/2006 to 12/31/2006...........    $14.17       $17.28        53,932
   01/01/2007 to 12/31/2007...........    $17.28       $19.67        52,809
   01/01/2008 to 12/31/2008...........    $19.67       $11.40        35,866
   01/01/2009 to 12/31/2009...........    $11.40       $13.08        27,089
   01/01/2010 to 07/16/2010...........    $13.08       $12.47             0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $ 9.27        47,047
   01/01/2004 to 12/31/2004...........    $ 9.27       $ 9.84        29,895
   01/01/2005 to 12/31/2005...........    $ 9.84       $10.12        14,665
   01/01/2006 to 12/31/2006...........    $10.12       $10.62        12,496
   01/01/2007 to 12/31/2007...........    $10.62       $11.77         5,307
   01/01/2008 to 12/31/2008...........    $11.77       $ 8.49         6,360
   01/01/2009 to 12/31/2009...........    $ 8.49       $12.10        13,022
   01/01/2010 to 07/16/2010...........    $12.10       $11.34             0
EVERGREEN VA SPECIAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $10.92       150,470
   01/01/2004 to 12/31/2004...........    $10.92       $11.44        64,019
   01/01/2005 to 04/15/2005...........    $11.44       $10.21             0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $ 4.93       354,977
   01/01/2005 to 12/31/2005...........    $ 4.93       $ 4.91       281,148
   01/01/2006 to 12/31/2006...........    $ 4.91       $ 5.06       245,285
   01/01/2007 to 12/31/2007...........    $ 5.06       $ 5.29       215,014
   01/01/2008 to 12/31/2008...........    $ 5.29       $ 2.94       172,446
   01/01/2009 to 12/31/2009...........    $ 2.94       $ 3.75       134,779
   01/01/2010 to 12/31/2010...........    $ 3.75       $ 4.42       108,376
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.67         4,104
   01/01/2009 to 12/31/2009...........    $ 6.67       $ 8.59        14,124
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.38        39,395
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.59       277,522
   01/01/2004 to 12/31/2004...........    $10.59       $13.15       274,150
   01/01/2005 to 12/31/2005...........    $13.15       $14.34       254,338
   01/01/2006 to 12/31/2006...........    $14.34       $19.65       268,447
   01/01/2007 to 12/31/2007...........    $19.65       $22.05       315,627
   01/01/2008 to 12/31/2008...........    $22.05       $12.49       179,528
   01/01/2009 to 12/31/2009...........    $12.49       $17.45       141,853
   01/01/2010 to 12/31/2010...........    $17.45       $18.95        97,424

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   01/01/2003 to 12/31/2003...........        --       $ 8.34       304,210
   01/01/2004 to 12/31/2004...........    $ 8.34       $ 9.36       216,905
   01/01/2005 to 12/31/2005...........    $ 9.36       $10.25       160,311
   01/01/2006 to 12/31/2006...........    $10.25       $11.79       103,085
   01/01/2007 to 12/31/2007...........    $11.79       $13.09        74,613
   01/01/2008 to 12/31/2008...........    $13.09       $ 6.73        49,434
   01/01/2009 to 12/31/2009...........    $ 6.73       $ 9.49        40,967
   01/01/2010 to 12/31/2010...........    $ 9.49       $11.63        27,915
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   01/01/2003 to 12/31/2003...........        --       $13.60       238,104
   01/01/2004 to 12/31/2004...........    $13.60       $14.64       218,580
   01/01/2005 to 12/31/2005...........    $14.64       $15.35        70,292
   01/01/2006 to 12/31/2006...........    $15.35       $17.69        44,046
   01/01/2007 to 12/31/2007...........    $17.69       $13.62        30,159
   01/01/2008 to 12/31/2008...........    $13.62       $ 5.47        25,681
   01/01/2009 to 12/31/2009...........    $ 5.47       $ 6.90        21,361
   01/01/2010 to 12/31/2010...........    $ 6.90       $ 7.54        18,522
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $12.01       193,880
   01/01/2004 to 12/31/2004...........    $12.01       $12.79       154,050
   01/01/2005 to 12/31/2005...........    $12.79       $13.69       118,156
   01/01/2006 to 12/31/2006...........    $13.69       $14.27       104,349
   01/01/2007 to 12/31/2007...........    $14.27       $15.80        74,198
   01/01/2008 to 12/31/2008...........    $15.80       $11.16        60,121
   01/01/2009 to 12/31/2009...........    $11.16       $14.11        46,892
   01/01/2010 to 12/31/2010...........    $14.11       $14.71        37,771
INVESCO V.I. TECHNOLOGY FUND
FORMERLY, AIM V.I. TECHNOLOGY FUND
   01/01/2003 to 12/31/2003...........        --       $ 5.09       331,934
   01/01/2004 to 12/31/2004...........    $ 5.09       $ 5.27       311,442
   01/01/2005 to 12/31/2005...........    $ 5.27       $ 5.33       234,375
   01/01/2006 to 12/31/2006...........    $ 5.33       $ 5.83       194,931
   01/01/2007 to 12/31/2007...........    $ 5.83       $ 6.22       135,597
   01/01/2008 to 12/31/2008...........    $ 6.22       $ 3.42       103,841
   01/01/2009 to 12/31/2009...........    $ 3.42       $ 5.32        89,494
   01/01/2010 to 12/31/2010...........    $ 5.32       $ 6.39        78,382
NASDAQ TARGET 15 PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.90       569,649
   01/01/2004 to 12/31/2004...........    $ 8.90       $ 8.57       461,045
   01/01/2005 to 12/31/2005...........    $ 8.57       $ 8.77       373,540
   01/01/2006 to 12/31/2006...........    $ 8.77       $ 9.45       322,337
   01/01/2007 to 12/31/2007...........    $ 9.45       $11.39       268,792
   01/01/2008 to 12/31/2008...........    $11.39       $ 5.54       191,981
   01/01/2009 to 12/31/2009...........    $ 5.54       $ 6.41       148,221
   01/01/2010 to 12/31/2010...........    $ 6.41       $ 8.28       101,388

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $ 9.40       559,123
   01/01/2004 to 12/31/2004...........    $ 9.40       $11.15       481,903
   01/01/2005 to 12/31/2005...........    $11.15       $14.52       510,813
   01/01/2006 to 12/31/2006...........    $14.52       $19.34       345,116
   01/01/2007 to 12/31/2007...........    $19.34       $27.48       225,567
   01/01/2008 to 12/31/2008...........    $27.48       $11.46       146,892
   01/01/2009 to 12/31/2009...........    $11.46       $18.41       118,600
   01/01/2010 to 12/31/2010...........    $18.41       $21.17        92,641
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $12.71        69,173
   01/01/2004 to 12/31/2004...........    $12.71       $12.51        50,380
   01/01/2005 to 12/31/2005...........    $12.51       $14.81        25,463
   01/01/2006 to 12/31/2006...........    $14.81       $20.42       109,154
   01/01/2007 to 12/31/2007...........    $20.42       $29.86        58,237
   01/01/2008 to 12/31/2008...........    $29.86       $14.54        42,878
   01/01/2009 to 12/31/2009...........    $14.54       $22.20        34,398
   01/01/2010 to 12/31/2010...........    $22.20       $25.03        27,777
PROFUND VP BANKS
   01/01/2003 to 12/31/2003...........        --       $11.02         3,002
   01/01/2004 to 12/31/2004...........    $11.02       $12.19        14,584
   01/01/2005 to 12/31/2005...........    $12.19       $12.05        55,746
   01/01/2006 to 12/31/2006...........    $12.05       $13.77        12,579
   01/01/2007 to 12/31/2007...........    $13.77       $ 9.91        62,100
   01/01/2008 to 12/31/2008...........    $ 9.91       $ 5.21        47,464
   01/01/2009 to 12/31/2009...........    $ 5.21       $ 4.94         1,052
   01/01/2010 to 12/31/2010...........    $ 4.94       $ 5.30           843
PROFUND VP BASIC MATERIALS
   01/01/2003 to 12/31/2003...........        --       $11.07        37,759
   01/01/2004 to 12/31/2004...........    $11.07       $12.08        72,530
   01/01/2005 to 12/31/2005...........    $12.08       $12.25         7,403
   01/01/2006 to 12/31/2006...........    $12.25       $14.00        18,831
   01/01/2007 to 12/31/2007...........    $14.00       $18.12        40,124
   01/01/2008 to 12/31/2008...........    $18.12       $ 8.71        11,448
   01/01/2009 to 12/31/2009...........    $ 8.71       $14.01        10,331
   01/01/2010 to 12/31/2010...........    $14.01       $17.98        10,826
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $10.34        36,026
   01/01/2004 to 12/31/2004...........    $10.34       $ 9.18        53,812
   01/01/2005 to 12/31/2005...........    $ 9.18       $ 8.97        39,673
   01/01/2006 to 12/31/2006...........    $ 8.97       $ 8.21        29,262
   01/01/2007 to 12/31/2007...........    $ 8.21       $ 8.18        28,504
   01/01/2008 to 12/31/2008...........    $ 8.18       $11.33        54,575
   01/01/2009 to 12/31/2009...........    $11.33       $ 8.09        34,435
   01/01/2010 to 12/31/2010...........    $ 8.09       $ 6.58        20,213

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BIOTECHNOLOGY
   01/01/2003 to 12/31/2003...........        --       $ 7.19         26,692
   01/01/2004 to 12/31/2004...........    $ 7.19       $ 7.81         28,189
   01/01/2005 to 12/31/2005...........    $ 7.81       $ 9.22         32,793
   01/01/2006 to 12/31/2006...........    $ 9.22       $ 8.76         14,993
   01/01/2007 to 12/31/2007...........    $ 8.76       $ 8.57         36,098
   01/01/2008 to 12/31/2008...........    $ 8.57       $ 8.64         31,300
   01/01/2009 to 12/31/2009...........    $ 8.64       $ 8.87         12,600
   01/01/2010 to 12/31/2010...........    $ 8.87       $ 9.23         14,775
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $ 9.95        875,798
   01/01/2004 to 12/31/2004...........    $ 9.95       $10.72      1,644,159
   01/01/2005 to 12/31/2005...........    $10.72       $10.90        833,177
   01/01/2006 to 12/31/2006...........    $10.90       $12.27        482,326
   01/01/2007 to 12/31/2007...........    $12.27       $12.58        357,217
   01/01/2008 to 12/31/2008...........    $12.58       $ 7.76         31,415
   01/01/2009 to 12/31/2009...........    $ 7.76       $ 9.55        117,689
   01/01/2010 to 12/31/2010...........    $ 9.55       $10.65         73,549
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.75         13,561
   01/01/2004 to 12/31/2004...........    $ 9.75       $10.55         30,219
   01/01/2005 to 12/31/2005...........    $10.55       $10.40          7,102
   01/01/2006 to 12/31/2006...........    $10.40       $11.60         30,503
   01/01/2007 to 12/31/2007...........    $11.60       $12.35         28,036
   01/01/2008 to 12/31/2008...........    $12.35       $ 8.96          6,520
   01/01/2009 to 12/31/2009...........    $ 8.96       $10.79         50,609
   01/01/2010 to 12/31/2010...........    $10.79       $12.53         13,098
PROFUND VP CONSUMER SERVICES
   01/01/2003 to 12/31/2003...........        --       $ 9.14          9,359
   01/01/2004 to 12/31/2004...........    $ 9.14       $ 9.73          4,244
   01/01/2005 to 12/31/2005...........    $ 9.73       $ 9.18          1,572
   01/01/2006 to 12/31/2006...........    $ 9.18       $10.18          5,347
   01/01/2007 to 12/31/2007...........    $10.18       $ 9.25            664
   01/01/2008 to 12/31/2008...........    $ 9.25       $ 6.28         25,348
   01/01/2009 to 12/31/2009...........    $ 6.28       $ 8.14          9,181
   01/01/2010 to 12/31/2010...........    $ 8.14       $ 9.78          1,220
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $ 8.02        102,573
   01/01/2004 to 12/31/2004...........    $ 8.02       $ 9.08         71,810
   01/01/2005 to 12/31/2005...........    $ 9.08       $ 9.71         63,404
   01/01/2006 to 12/31/2006...........    $ 9.71       $11.30         86,787
   01/01/2007 to 12/31/2007...........    $11.30       $12.82         58,476
   01/01/2008 to 12/31/2008...........    $12.82       $ 7.10         38,982
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 9.30         95,905
   01/01/2010 to 12/31/2010...........    $ 9.30       $ 9.45         18,436

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   01/01/2003 to 12/31/2003...........        --       $ 9.96        24,316
   01/01/2004 to 12/31/2004...........    $ 9.96       $10.87         9,956
   01/01/2005 to 12/31/2005...........    $10.87       $11.20        26,881
   01/01/2006 to 12/31/2006...........    $11.20       $13.01        31,870
   01/01/2007 to 12/31/2007...........    $13.01       $10.41         8,563
   01/01/2008 to 12/31/2008...........    $10.41       $ 5.10         4,121
   01/01/2009 to 12/31/2009...........    $ 5.10       $ 5.81         7,721
   01/01/2010 to 12/31/2010...........    $ 5.81       $ 6.38         3,496
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $ 8.35        26,046
   01/01/2004 to 12/31/2004...........    $ 8.35       $ 8.46        12,368
   01/01/2005 to 12/31/2005...........    $ 8.46       $ 8.88        15,515
   01/01/2006 to 12/31/2006...........    $ 8.88       $ 9.26       150,183
   01/01/2007 to 12/31/2007...........    $ 9.26       $ 9.77        51,110
   01/01/2008 to 12/31/2008...........    $ 9.77       $ 7.32        11,936
   01/01/2009 to 12/31/2009...........    $ 7.32       $ 8.66        39,318
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 8.82         3,460
PROFUND VP INDUSTRIALS
   01/01/2003 to 12/31/2003...........        --       $10.12        66,394
   01/01/2004 to 12/31/2004...........    $10.12       $11.34         4,213
   01/01/2005 to 12/31/2005...........    $11.34       $11.51         2,681
   01/01/2006 to 12/31/2006...........    $11.51       $12.72         1,683
   01/01/2007 to 12/31/2007...........    $12.72       $14.07         4,384
   01/01/2008 to 12/31/2008...........    $14.07       $ 8.29        31,312
   01/01/2009 to 12/31/2009...........    $ 8.29       $10.18         7,827
   01/01/2010 to 12/31/2010...........    $10.18       $12.47         3,526
PROFUND VP INTERNET
   01/01/2003 to 12/31/2003...........        --       $15.16         7,564
   01/01/2004 to 12/31/2004...........    $15.16       $18.20        15,692
   01/01/2005 to 12/31/2005...........    $18.20       $19.36        46,441
   01/01/2006 to 12/31/2006...........    $19.36       $19.43         4,407
   01/01/2007 to 12/31/2007...........    $19.43       $21.19         2,722
   01/01/2008 to 12/31/2008...........    $21.19       $11.58           523
   01/01/2009 to 12/31/2009...........    $11.58       $20.32        16,280
   01/01/2010 to 12/31/2010...........    $20.32       $27.21         6,995
PROFUND VP JAPAN
   01/01/2003 to 12/31/2003...........        --       $ 9.13        42,857
   01/01/2004 to 12/31/2004...........    $ 9.13       $ 9.72        46,067
   01/01/2005 to 12/31/2005...........    $ 9.72       $13.64       111,133
   01/01/2006 to 12/31/2006...........    $13.64       $14.97        47,247
   01/01/2007 to 12/31/2007...........    $14.97       $13.33         9,188
   01/01/2008 to 12/31/2008...........    $13.33       $ 7.81        35,266
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 8.53        70,612
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 7.89         8,603

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.38       $10.38       157,766
   01/01/2006 to 12/31/2006...........    $10.38       $11.20       136,717
   01/01/2007 to 12/31/2007...........    $11.20       $11.86        48,255
   01/01/2008 to 12/31/2008...........    $11.86       $ 7.57        35,528
   01/01/2009 to 12/31/2009...........    $ 7.57       $ 9.73        62,409
   01/01/2010 to 12/31/2010...........    $ 9.73       $10.90        27,695
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.38       $10.58       157,819
   01/01/2006 to 12/31/2006...........    $10.58       $12.43       167,497
   01/01/2007 to 12/31/2007...........    $12.43       $12.33        99,574
   01/01/2008 to 12/31/2008...........    $12.33       $ 7.27       125,444
   01/01/2009 to 12/31/2009...........    $ 7.27       $ 8.59        52,612
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.60        24,767
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $ 9.79        31,184
   01/01/2004 to 12/31/2004...........    $ 9.79       $10.77       140,397
   01/01/2005 to 12/31/2005...........    $10.77       $11.86       234,972
   01/01/2006 to 12/31/2006...........    $11.86       $12.21        90,405
   01/01/2007 to 12/31/2007...........    $12.21       $13.50        66,295
   01/01/2008 to 12/31/2008...........    $13.50       $ 8.18        22,429
   01/01/2009 to 12/31/2009...........    $ 8.18       $11.20        84,147
   01/01/2010 to 12/31/2010...........    $11.20       $14.24        61,399
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $10.35        97,167
   01/01/2004 to 12/31/2004...........    $10.35       $11.88       233,345
   01/01/2005 to 12/31/2005...........    $11.88       $12.80       204,610
   01/01/2006 to 12/31/2006...........    $12.80       $14.23       120,578
   01/01/2007 to 12/31/2007...........    $14.23       $14.22       111,312
   01/01/2008 to 12/31/2008...........    $14.22       $ 8.97        24,378
   01/01/2009 to 12/31/2009...........    $ 8.97       $11.62        66,470
   01/01/2010 to 12/31/2010...........    $11.62       $13.86        29,926
PROFUND VP NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 5.11       529,884
   01/01/2004 to 12/31/2004...........    $ 5.11       $ 5.49       279,544
   01/01/2005 to 12/31/2005...........    $ 5.49       $ 5.44       211,872
   01/01/2006 to 12/31/2006...........    $ 5.44       $ 5.69       190,141
   01/01/2007 to 12/31/2007...........    $ 5.69       $ 6.62       365,042
   01/01/2008 to 12/31/2008...........    $ 6.62       $ 3.77        46,227
   01/01/2009 to 12/31/2009...........    $ 3.77       $ 5.67       106,523
   01/01/2010 to 12/31/2010...........    $ 5.67       $ 6.64        61,261

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $ 9.17       209,311
   01/01/2004 to 12/31/2004...........    $ 9.17       $11.74       152,439
   01/01/2005 to 12/31/2005...........    $11.74       $15.26       152,716
   01/01/2006 to 12/31/2006...........    $15.26       $18.23        66,968
   01/01/2007 to 12/31/2007...........    $18.23       $23.90        69,547
   01/01/2008 to 12/31/2008...........    $23.90       $14.92        57,664
   01/01/2009 to 12/31/2009...........    $14.92       $17.06        33,679
   01/01/2010 to 12/31/2010...........    $17.06       $19.89        27,013
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........        --       $ 8.99        64,585
   01/01/2004 to 12/31/2004...........    $ 8.99       $ 8.08        46,934
   01/01/2005 to 12/31/2005...........    $ 8.08       $ 7.69         2,086
   01/01/2006 to 12/31/2006...........    $ 7.69       $ 8.54         1,514
   01/01/2007 to 12/31/2007...........    $ 8.54       $ 8.65            30
   01/01/2008 to 12/31/2008...........    $ 8.65       $ 6.89        19,024
   01/01/2009 to 12/31/2009...........    $ 6.89       $ 7.98        29,266
   01/01/2010 to 12/31/2010...........    $ 7.98       $ 7.94            28
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $13.44       135,133
   01/01/2004 to 12/31/2004...........    $13.44       $11.98        69,918
   01/01/2005 to 12/31/2005...........    $11.98       $14.98        81,098
   01/01/2006 to 12/31/2006...........    $14.98       $15.92        76,271
   01/01/2007 to 12/31/2007...........    $15.92       $19.31        46,746
   01/01/2008 to 12/31/2008...........    $19.31       $13.23        71,505
   01/01/2009 to 12/31/2009...........    $13.23       $17.73        56,194
   01/01/2010 to 12/31/2010...........    $17.73       $23.33        64,508
PROFUND VP REAL ESTATE
   01/01/2003 to 12/31/2003...........        --       $14.10        33,152
   01/01/2004 to 12/31/2004...........    $14.10       $17.76        25,269
   01/01/2005 to 12/31/2005...........    $17.76       $18.77         9,804
   01/01/2006 to 12/31/2006...........    $18.77       $24.62        17,600
   01/01/2007 to 12/31/2007...........    $24.62       $19.59         9,995
   01/01/2008 to 12/31/2008...........    $19.59       $11.39         7,045
   01/01/2009 to 12/31/2009...........    $11.39       $14.43         7,879
   01/01/2010 to 12/31/2010...........    $14.43       $17.81         5,530
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 7.64        47,076
   01/01/2004 to 12/31/2004...........    $ 7.64       $ 6.74       110,984
   01/01/2005 to 12/31/2005...........    $ 6.74       $ 6.15       226,075
   01/01/2006 to 12/31/2006...........    $ 6.15       $ 6.71        53,970
   01/01/2007 to 12/31/2007...........    $ 6.71       $ 6.29        50,450
   01/01/2008 to 12/31/2008...........    $ 6.29       $ 3.86        54,538
   01/01/2009 to 12/31/2009...........    $ 3.86       $ 5.06        82,738
   01/01/2010 to 12/31/2010...........    $ 5.06       $ 4.20       116,704

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SEMICONDUCTOR
   01/01/2003 to 12/31/2003...........        --       $ 9.62        16,928
   01/01/2004 to 12/31/2004...........    $ 9.62       $ 7.28        23,077
   01/01/2005 to 12/31/2005...........    $ 7.28       $ 7.83         4,233
   01/01/2006 to 12/31/2006...........    $ 7.83       $ 7.20         3,992
   01/01/2007 to 12/31/2007...........    $ 7.20       $ 7.63         3,867
   01/01/2008 to 12/31/2008...........    $ 7.63       $ 3.79         2,570
   01/01/2009 to 12/31/2009...........    $ 3.79       $ 6.16        36,623
   01/01/2010 to 12/31/2010...........    $ 6.16       $ 6.85         2,480
PROFUND VP SHORT MID-CAP
   01/01/2005 to 12/31/2005...........    $ 9.71       $ 8.70         5,825
   01/01/2006 to 12/31/2006...........    $ 8.70       $ 8.30         1,343
   01/01/2007 to 12/31/2007...........    $ 8.30       $ 7.98            16
   01/01/2008 to 12/31/2008...........    $ 7.98       $10.42            16
   01/01/2009 to 12/31/2009...........    $10.42       $ 6.66         2,862
   01/01/2010 to 12/31/2010...........    $ 6.66       $ 4.89         3,887
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 6.86        48,889
   01/01/2004 to 12/31/2004...........    $ 6.86       $ 6.03        41,643
   01/01/2005 to 12/31/2005...........    $ 6.03       $ 6.02        31,757
   01/01/2006 to 12/31/2006...........    $ 6.02       $ 5.88        32,813
   01/01/2007 to 12/31/2007...........    $ 5.88       $ 5.15        27,418
   01/01/2008 to 12/31/2008...........    $ 5.15       $ 7.55        13,959
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 4.44        27,423
   01/01/2010 to 12/31/2010...........    $ 4.44       $ 3.46        69,389
PROFUND VP SHORT SMALL-CAP
   01/01/2005 to 12/31/2005...........    $ 9.55       $ 9.18         6,565
   01/01/2006 to 12/31/2006...........    $ 9.18       $ 8.01         2,028
   01/01/2007 to 12/31/2007...........    $ 8.01       $ 8.29        36,729
   01/01/2008 to 12/31/2008...........    $ 8.29       $10.19         4,107
   01/01/2009 to 12/31/2009...........    $10.19       $ 6.82            38
   01/01/2010 to 12/31/2010...........    $ 6.82       $ 4.80           270
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $10.28       162,123
   01/01/2004 to 12/31/2004...........    $10.28       $12.19       208,566
   01/01/2005 to 12/31/2005...........    $12.19       $12.98       136,666
   01/01/2006 to 12/31/2006...........    $12.98       $13.96        77,391
   01/01/2007 to 12/31/2007...........    $13.96       $14.38        17,597
   01/01/2008 to 12/31/2008...........    $14.38       $ 9.39        23,190
   01/01/2009 to 12/31/2009...........    $ 9.39       $11.73        22,489
   01/01/2010 to 12/31/2010...........    $11.73       $14.60        16,200

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $ 9.50       170,053
   01/01/2004 to 12/31/2004...........    $ 9.50       $11.29       250,135
   01/01/2005 to 12/31/2005...........    $11.29       $11.63        54,832
   01/01/2006 to 12/31/2006...........    $11.63       $13.52       115,435
   01/01/2007 to 12/31/2007...........    $13.52       $12.41        17,038
   01/01/2008 to 12/31/2008...........    $12.41       $ 8.52        11,592
   01/01/2009 to 12/31/2009...........    $ 8.52       $10.15        17,212
   01/01/2010 to 12/31/2010...........    $10.15       $12.28        18,897
PROFUND VP TECHNOLOGY
   01/01/2003 to 12/31/2003...........        --       $ 5.04        31,769
   01/01/2004 to 12/31/2004...........    $ 5.04       $ 4.96        54,065
   01/01/2005 to 12/31/2005...........    $ 4.96       $ 4.97        37,093
   01/01/2006 to 12/31/2006...........    $ 4.97       $ 5.32         7,881
   01/01/2007 to 12/31/2007...........    $ 5.32       $ 6.03        33,213
   01/01/2008 to 12/31/2008...........    $ 6.03       $ 3.32         5,997
   01/01/2009 to 12/31/2009...........    $ 3.32       $ 5.31        54,848
   01/01/2010 to 12/31/2010...........    $ 5.31       $ 5.82         9,553
PROFUND VP TELECOMMUNICATIONS
   01/01/2003 to 12/31/2003...........        --       $ 4.45        25,158
   01/01/2004 to 12/31/2004...........    $ 4.45       $ 5.09       122,311
   01/01/2005 to 12/31/2005...........    $ 5.09       $ 4.70         5,552
   01/01/2006 to 12/31/2006...........    $ 4.70       $ 6.25       185,794
   01/01/2007 to 12/31/2007...........    $ 6.25       $ 6.71        45,957
   01/01/2008 to 12/31/2008...........    $ 6.71       $ 4.35       123,183
   01/01/2009 to 12/31/2009...........    $ 4.35       $ 4.63        20,232
   01/01/2010 to 12/31/2010...........    $ 4.63       $ 5.30        40,615
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2003 to 12/31/2003...........        --       $11.20        23,280
   01/01/2004 to 12/31/2004...........    $11.20       $12.00        22,495
   01/01/2005 to 12/31/2005...........    $12.00       $12.95        78,691
   01/01/2006 to 12/31/2006...........    $12.95       $12.23        26,952
   01/01/2007 to 12/31/2007...........    $12.23       $13.34        60,317
   01/01/2008 to 12/31/2008...........    $13.34       $19.77        45,312
   01/01/2009 to 12/31/2009...........    $19.77       $13.19        30,635
   01/01/2010 to 12/31/2010...........    $13.19       $14.38        11,626
PROFUND VP ULTRABULL
   01/01/2003 to 12/31/2003...........        --       $ 7.18       150,978
   01/01/2004 to 12/31/2004...........    $ 7.18       $ 8.33       209,532
   01/01/2005 to 12/31/2005...........    $ 8.33       $ 8.46        82,843
   01/01/2006 to 12/31/2006...........    $ 8.46       $10.31       117,396
   01/01/2007 to 12/31/2007...........    $10.31       $10.29        82,193
   01/01/2008 to 12/31/2008...........    $10.29       $ 3.32        46,958
   01/01/2009 to 12/31/2009...........    $ 3.32       $ 4.76        21,618
   01/01/2010 to 12/31/2010...........    $ 4.76       $ 5.75        13,539

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $ 9.66         23,808
   01/01/2004 to 12/31/2004...........    $ 9.66       $12.21         59,951
   01/01/2005 to 12/31/2005...........    $12.21       $14.25        287,196
   01/01/2006 to 12/31/2006...........    $14.25       $15.61        167,612
   01/01/2007 to 12/31/2007...........    $15.61       $16.37        114,388
   01/01/2008 to 12/31/2008...........    $16.37       $ 5.27        122,266
   01/01/2009 to 12/31/2009...........    $ 5.27       $ 8.65         55,301
   01/01/2010 to 12/31/2010...........    $ 8.65       $12.82         28,984
PROFUND VP ULTRANASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 1.19        947,879
   01/01/2004 to 12/31/2004...........    $ 1.19       $ 1.34      1,856,494
   01/01/2005 to 12/31/2005...........    $ 1.34       $ 1.28        672,761
   01/01/2006 to 12/31/2006...........    $ 1.28       $ 1.33        523,747
   01/01/2007 to 12/31/2007...........    $ 1.33       $ 1.69        973,932
   01/01/2008 to 12/31/2008...........    $ 1.69       $ 0.46        937,881
   01/01/2009 to 12/31/2009...........    $ 0.46       $ 0.99        403,655
   01/01/2010 to 12/31/2010...........    $ 0.99       $ 1.32        339,500
PROFUND VP ULTRASMALL-CAP
   01/01/2003 to 12/31/2003...........        --       $ 9.47         62,351
   01/01/2004 to 12/31/2004...........    $ 9.47       $12.29        138,180
   01/01/2005 to 12/31/2005...........    $12.29       $12.14         51,900
   01/01/2006 to 12/31/2006...........    $12.14       $15.14         18,659
   01/01/2007 to 12/31/2007...........    $15.14       $13.01         28,440
   01/01/2008 to 12/31/2008...........    $13.01       $ 4.36         16,457
   01/01/2009 to 12/31/2009...........    $ 4.36       $ 6.05         25,576
   01/01/2010 to 12/31/2010...........    $ 6.05       $ 8.89         13,899
PROFUND VP UTILITIES
   01/01/2003 to 12/31/2003...........        --       $ 7.38        100,385
   01/01/2004 to 12/31/2004...........    $ 7.38       $ 8.84        201,748
   01/01/2005 to 12/31/2005...........    $ 8.84       $ 9.90         35,643
   01/01/2006 to 12/31/2006...........    $ 9.90       $11.68        160,775
   01/01/2007 to 12/31/2007...........    $11.68       $13.39        131,376
   01/01/2008 to 12/31/2008...........    $13.39       $ 9.19         51,138
   01/01/2009 to 12/31/2009...........    $ 9.19       $10.07         13,566
   01/01/2010 to 12/31/2010...........    $10.07       $10.56          8,032
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53          5,733
   01/01/2005 to 12/31/2005...........    $10.53       $12.14         25,600
   01/01/2006 to 12/31/2006...........    $12.14       $14.54         44,305
   01/01/2007 to 12/31/2007...........    $14.54       $17.21         33,837
   01/01/2008 to 12/31/2008...........    $17.21       $ 8.47         16,132
   01/01/2009 to 12/31/2009...........    $ 8.47       $11.50         10,405
   01/01/2010 to 12/31/2010...........    $11.50       $12.98          9,609

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
RYDEX VT INVERSE S&P 500 STRATEGY
   01/01/2003 to 12/31/2003...........        --       $11.08          4,023
   01/01/2004 to 12/31/2004...........    $11.08       $ 9.85          3,663
   01/01/2005 to 12/31/2005...........    $ 9.85       $ 9.68          2,781
   01/01/2006 to 12/31/2006...........    $ 9.68       $ 8.86          2,768
   01/01/2007 to 12/31/2007...........    $ 8.86       $ 8.85          1,561
   01/01/2008 to 12/31/2008...........    $ 8.85       $12.20          1,399
   01/01/2009 to 12/31/2009...........    $12.20       $ 8.75            342
   01/01/2010 to 12/31/2010...........    $ 8.75       $ 7.19            342
RYDEX VT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 5.86        215,109
   01/01/2004 to 12/31/2004...........    $ 5.86       $ 6.34        182,608
   01/01/2005 to 12/31/2005...........    $ 6.34       $ 6.35        144,767
   01/01/2006 to 12/31/2006...........    $ 6.35       $ 6.65         89,583
   01/01/2007 to 12/31/2007...........    $ 6.65       $ 7.75         47,391
   01/01/2008 to 12/31/2008...........    $ 7.75       $ 4.46         25,062
   01/01/2009 to 12/31/2009...........    $ 4.46       $ 6.71         19,978
   01/01/2010 to 12/31/2010...........    $ 6.71       $ 7.87         18,123
RYDEX VT NOVA
   01/01/2003 to 12/31/2003...........        --       $ 5.68         96,668
   01/01/2004 to 12/31/2004...........    $ 5.68       $ 6.44         85,863
   01/01/2005 to 12/31/2005...........    $ 6.44       $ 6.63         70,364
   01/01/2006 to 12/31/2006...........    $ 6.63       $ 7.83         56,657
   01/01/2007 to 12/31/2007...........    $ 7.83       $ 7.84         45,424
   01/01/2008 to 12/31/2008...........    $ 7.84       $ 3.53          4,328
   01/01/2009 to 12/31/2009...........    $ 3.53       $ 4.74          4,062
   01/01/2010 to 12/31/2010...........    $ 4.74       $ 5.63          3,286
S&P TARGET 24 PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 7.30        751,579
   01/01/2004 to 12/31/2004...........    $ 7.30       $ 8.21        602,226
   01/01/2005 to 12/31/2005...........    $ 8.21       $ 8.47        442,934
   01/01/2006 to 12/31/2006...........    $ 8.47       $ 8.63        335,295
   01/01/2007 to 12/31/2007...........    $ 8.63       $ 8.90        261,847
   01/01/2008 to 12/31/2008...........    $ 8.90       $ 6.35        187,951
   01/01/2009 to 12/31/2009...........    $ 6.35       $ 7.15        148,864
   01/01/2010 to 12/31/2010...........    $ 7.15       $ 8.45        106,461
TARGET MANAGED VIP PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.36      1,697,696
   01/01/2004 to 12/31/2004...........    $ 8.36       $ 9.30      1,696,946
   01/01/2005 to 12/31/2005...........    $ 9.30       $ 9.87      1,512,841
   01/01/2006 to 12/31/2006...........    $ 9.87       $10.90      1,270,384
   01/01/2007 to 12/31/2007...........    $10.90       $11.81        919,727
   01/01/2008 to 12/31/2008...........    $11.81       $ 6.45        466,784
   01/01/2009 to 12/31/2009...........    $ 6.45       $ 7.22        347,401
   01/01/2010 to 12/31/2010...........    $ 7.22       $ 8.51        261,237

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW DART 10 PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.02        517,287
   01/01/2004 to 12/31/2004...........    $ 8.02       $ 8.24        422,086
   01/01/2005 to 12/31/2005...........    $ 8.24       $ 7.90        343,635
   01/01/2006 to 12/31/2006...........    $ 7.90       $ 9.82        283,578
   01/01/2007 to 12/31/2007...........    $ 9.82       $ 9.78        238,104
   01/01/2008 to 12/31/2008...........    $ 9.78       $ 6.92        166,189
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 7.81        136,502
   01/01/2010 to 12/31/2010...........    $ 7.81       $ 9.03         85,983
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.80        126,534
   01/01/2006 to 12/31/2006...........    $ 9.80       $11.47        151,785
   01/01/2007 to 12/31/2007...........    $11.47       $11.48        181,168
   01/01/2008 to 12/31/2008...........    $11.48       $ 6.76        102,732
   01/01/2009 to 12/31/2009...........    $ 6.76       $ 7.63         85,040
   01/01/2010 to 12/31/2010...........    $ 7.63       $ 8.80         49,111
VALUE LINE TARGET 25 PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 3.20      1,541,426
   01/01/2004 to 12/31/2004...........    $ 3.20       $ 3.85      1,459,833
   01/01/2005 to 12/31/2005...........    $ 3.85       $ 4.56      1,614,738
   01/01/2006 to 12/31/2006...........    $ 4.56       $ 4.65      1,216,312
   01/01/2007 to 12/31/2007...........    $ 4.65       $ 5.44      1,118,704
   01/01/2008 to 12/31/2008...........    $ 5.44       $ 2.43        763,974
   01/01/2009 to 12/31/2009...........    $ 2.43       $ 2.58        559,076
   01/01/2010 to 12/31/2010...........    $ 2.58       $ 3.33        370,909
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $ 8.37        104,929
   01/01/2004 to 12/31/2004...........    $ 8.37       $ 9.21         89,700
   01/01/2005 to 12/31/2005...........    $ 9.21       $ 9.41         90,040
   01/01/2006 to 12/31/2006...........    $ 9.41       $11.37         72,034
   01/01/2007 to 12/31/2007...........    $11.37       $11.13         41,057
   01/01/2008 to 12/31/2008...........    $11.13       $ 7.16         31,164
   01/01/2009 to 12/31/2009...........    $ 7.16       $ 9.13         11,685
   01/01/2010 to 07/16/2010...........    $ 9.13       $ 8.79              0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........        --       $15.92         14,745
   01/01/2004 to 12/31/2004...........    $15.92       $17.51         14,659
   01/01/2005 to 12/31/2005...........    $17.51       $18.26         12,340
   01/01/2006 to 12/31/2006...........    $18.26       $21.43          6,561
   01/01/2007 to 12/31/2007...........    $21.43       $21.81          6,429
   01/01/2008 to 12/31/2008...........    $21.81       $13.72          5,737
   01/01/2009 to 12/31/2009...........    $13.72       $15.87          4,939
   01/01/2010 to 07/16/2010...........    $15.87       $15.31              0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.49       $15.14         24,499
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $15.31       $17.89          5,573

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.34       $14.34         6,844
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.29        11,217



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.05%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.30        9,909
   01/01/2010 to 12/31/2010...........    $12.30       $13.63        5,677
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.50        2,821
   01/01/2010 to 12/31/2010...........    $12.50       $14.06        2,726
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.85          144
   01/01/2010 to 12/31/2010...........    $12.85       $14.58          143
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.99          210
   01/01/2010 to 12/31/2010...........    $12.99       $14.56          217
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $12.29          268
   01/01/2010 to 12/31/2010...........    $12.29       $13.73          269
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.55            0
   01/01/2010 to 12/31/2010...........    $12.55       $14.14            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.12        4,735
   01/01/2010 to 12/31/2010...........    $12.12       $13.47          909
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.40        6,537
   01/01/2010 to 12/31/2010...........    $12.40       $13.91        6,335

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.43         5,551
   01/01/2010 to 12/31/2010...........    $12.43       $14.06         5,375
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.02             0
   01/01/2010 to 12/31/2010...........    $12.02       $13.31             0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.62       $14.61           200
   01/01/2010 to 12/31/2010...........    $14.61       $18.61           536
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $13.07            27
   01/01/2010 to 12/31/2010...........    $13.07       $17.15             0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.05           648
   01/01/2010 to 12/31/2010...........    $12.05       $13.52           632
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.38           795
   01/01/2010 to 12/31/2010...........    $12.38       $14.01           501
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.24         3,915
   01/01/2010 to 12/31/2010...........    $12.24       $14.42        10,156
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.86       $14.03           157
   01/01/2010 to 12/31/2010...........    $14.03       $16.69           601
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.93           428
   01/01/2010 to 12/31/2010...........    $12.93       $14.11           448
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $13.58           364
   01/01/2010 to 12/31/2010...........    $13.58       $16.10           570
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.85         1,035
   01/01/2010 to 12/31/2010...........    $12.85       $16.12         1,456
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.60           567
   01/01/2010 to 12/31/2010...........    $12.60       $14.15         8,603

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.33         1,495
   01/01/2010 to 12/31/2010...........    $12.33       $13.89         1,603
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.94        22,101
   01/01/2010 to 12/31/2010...........    $11.94       $13.19        24,566
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.36           136
   01/01/2010 to 12/31/2010...........    $13.36       $15.14           446
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $13.19             0
   01/01/2010 to 12/31/2010...........    $13.19       $14.50             0
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $10.92             0
   01/01/2010 to 12/31/2010...........    $10.92       $11.98             0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $11.75         4,535
   01/01/2010 to 12/31/2010...........    $11.75       $12.48         4,264
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.30             0
   01/01/2010 to 12/31/2010...........    $10.30       $11.34             0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.31             0
   01/01/2010 to 12/31/2010...........    $10.31       $11.60             0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.68           554
   01/01/2010 to 12/31/2010...........    $13.68       $14.51         1,154
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.82           832
   01/01/2010 to 12/31/2010...........    $12.82       $14.36           861
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.17             0
   01/01/2010 to 12/31/2010...........    $12.17       $13.66             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.80           362
   01/01/2010 to 12/31/2010...........    $12.80       $15.17           346
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.07       $13.46           412
   01/01/2010 to 12/31/2010...........    $13.46       $14.92           414
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.24         1,004
   01/01/2010 to 12/31/2010...........    $12.24       $13.66         1,016
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.32             0
   01/01/2010 to 12/31/2010...........    $13.32       $16.30             0
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $ 9.94        31,250
   01/01/2010 to 12/31/2010...........    $ 9.94       $ 9.83        33,188
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.81           654
   01/01/2010 to 12/31/2010...........    $13.81       $16.87         1,077
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.45           947
   01/01/2010 to 12/31/2010...........    $12.45       $15.85         1,154
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.93       $12.15           751
   01/01/2010 to 12/31/2010...........    $12.15       $14.46           742
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $14.90         1,472
   01/01/2010 to 12/31/2010...........    $14.90       $18.03         1,834
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.56             0
   01/01/2010 to 12/31/2010...........    $10.56       $10.85           145
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $11.13        16,721
   01/01/2010 to 12/31/2010...........    $11.13       $11.86        19,982
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.69         2,608
   01/01/2010 to 12/31/2010...........    $11.69       $12.79         3,536

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.90            0
   01/01/2010 to 12/31/2010...........    $12.90       $14.68            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.47        1,819
   01/01/2010 to 12/31/2010...........    $12.47       $13.80        2,813
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $13.23          143
   01/01/2010 to 12/31/2010...........    $13.23       $17.85          562
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $13.03          211
   01/01/2010 to 12/31/2010...........    $13.03       $16.25          483
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.23        3,444
   01/01/2010 to 12/31/2010...........    $12.23       $13.50        5,253
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.18          237
   01/01/2010 to 12/31/2010...........    $11.18       $11.70          387
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.25          307
   01/01/2010 to 12/31/2010...........    $13.25       $15.19        1,101
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.30       $13.85          673
   01/01/2010 to 12/31/2010...........    $13.85       $16.51        3,985
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.85            0
   01/01/2010 to 12/31/2010...........    $12.85       $14.29            0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.83          569
   01/01/2010 to 12/31/2010...........    $10.83       $11.55        1,218
EVERGREEN VA GROWTH FUND
   05/01/2009 to 12/31/2009...........    $10.04       $12.72            0
   01/01/2010 to 07/16/2010...........    $12.72       $12.50            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009...........    $10.05       $12.83            0
   01/01/2010 to 07/16/2010...........    $12.83       $12.22            0
EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009...........    $ 9.89       $12.93            0
   01/01/2010 to 07/16/2010...........    $12.93       $12.12            0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $13.37            0
   01/01/2010 to 12/31/2010...........    $13.37       $15.74            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $10.07       $12.91          914
   01/01/2010 to 12/31/2010...........    $12.91       $14.09        1,320
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $14.59            0
   01/01/2010 to 12/31/2010...........    $14.59       $15.84            0
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   05/01/2009 to 12/31/2009...........    $10.04       $13.24            0
   01/01/2010 to 12/31/2010...........    $13.24       $16.23            0
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   05/01/2009 to 12/31/2009...........    $10.00       $14.09            0
   01/01/2010 to 12/31/2010...........    $14.09       $15.38            0
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.84            0
   01/01/2010 to 12/31/2010...........    $12.84       $13.38            0
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   05/01/2009 to 12/31/2009...........    $10.12       $14.61            0
   01/01/2010 to 12/31/2010...........    $14.61       $16.79            0
PROFUND VP ASIA 30
   05/01/2009 to 12/31/2009...........    $10.20       $14.11            0
   01/01/2010 to 12/31/2010...........    $14.11       $15.90            0
PROFUND VP BANKS
   05/01/2009 to 12/31/2009...........    $ 9.77       $12.60            0
   01/01/2010 to 12/31/2010...........    $12.60       $13.51            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BASIC MATERIALS
   05/01/2009 to 12/31/2009...........    $10.15       $14.40           0
   01/01/2010 to 12/31/2010...........    $14.40       $18.48           0
PROFUND VP BEAR
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 7.38           0
   01/01/2010 to 12/31/2010...........    $ 7.38       $ 6.00           0
PROFUND VP BULL
   05/01/2009 to 12/31/2009...........    $10.05       $12.76           0
   01/01/2010 to 12/31/2010...........    $12.76       $14.21           0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.66           0
   01/01/2010 to 12/31/2010...........    $12.66       $14.70           0
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.39           0
   01/01/2010 to 12/31/2010...........    $12.39       $14.88           0
PROFUND VP EUROPE 30
   05/01/2009 to 12/31/2009...........    $10.15       $13.73           0
   01/01/2010 to 12/31/2010...........    $13.73       $13.95           0
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........    $ 9.83       $12.97          53
   01/01/2010 to 12/31/2010...........    $12.97       $14.24           0
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.88           0
   01/01/2010 to 12/31/2010...........    $12.88       $13.10         281
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........    $10.11       $12.87          27
   01/01/2010 to 12/31/2010...........    $12.87       $15.76           0
PROFUND VP JAPAN
   05/01/2009 to 12/31/2009...........    $10.22       $11.44           0
   01/01/2010 to 12/31/2010...........    $11.44       $10.58           0
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.07       $12.73         147
   01/01/2010 to 12/31/2010...........    $12.73       $14.26         145
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........    $10.03       $12.79           0
   01/01/2010 to 12/31/2010...........    $12.79       $14.29           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.75            0
   01/01/2010 to 12/31/2010...........    $12.75       $16.21        6,767
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.92       $12.86            0
   01/01/2010 to 12/31/2010...........    $12.86       $15.32            0
PROFUND VP NASDAQ-100
   05/01/2009 to 12/31/2009...........    $10.01       $13.14            0
   01/01/2010 to 12/31/2010...........    $13.14       $15.38            0
PROFUND VP OIL & GAS
   05/01/2009 to 12/31/2009...........    $10.30       $12.02            0
   01/01/2010 to 12/31/2010...........    $12.02       $14.00            0
PROFUND VP PHARMACEUTICALS
   05/01/2009 to 12/31/2009...........    $10.02       $13.18            0
   01/01/2010 to 12/31/2010...........    $13.18       $13.11            0
PROFUND VP PRECIOUS METALS
   05/01/2009 to 12/31/2009...........    $10.01       $13.78            0
   01/01/2010 to 12/31/2010...........    $13.78       $18.12            0
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........    $ 9.62       $14.13            0
   01/01/2010 to 12/31/2010...........    $14.13       $17.43            0
PROFUND VP RISING RATES OPPORTUNITY
   05/01/2009 to 12/31/2009...........    $10.11       $10.30            0
   01/01/2010 to 12/31/2010...........    $10.30       $ 8.56            0
PROFUND VP SHORT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 9.99       $ 7.15            0
   01/01/2010 to 12/31/2010...........    $ 7.15       $ 5.58            0
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.01       $12.67            0
   01/01/2010 to 12/31/2010...........    $12.67       $15.76        6,712
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.96       $12.49            0
   01/01/2010 to 12/31/2010...........    $12.49       $15.09            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........    $10.15       $11.10          0
   01/01/2010 to 12/31/2010...........    $11.10       $12.71          0
PROFUND VP U.S. GOVERNMENT PLUS
   05/01/2009 to 12/31/2009...........    $ 9.89       $ 8.97          0
   01/01/2010 to 12/31/2010...........    $ 8.97       $ 9.77          0
PROFUND VP ULTRAMID-CAP
   05/01/2009 to 12/31/2009...........    $ 9.94       $16.14          0
   01/01/2010 to 12/31/2010...........    $16.14       $23.91          0
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........    $10.23       $12.34          0
   01/01/2010 to 12/31/2010...........    $12.34       $12.94          0
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.50          0
   01/01/2010 to 12/31/2010...........    $13.50       $15.23          0
S&P TARGET 24 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.10          0
   01/01/2010 to 12/31/2010...........    $12.10       $14.28          0
TARGET MANAGED VIP PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.39          0
   01/01/2010 to 12/31/2010...........    $12.39       $14.61          0
THE DOW DART 10 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.39          0
   01/01/2010 to 12/31/2010...........    $13.39       $15.47          0
THE DOW TARGET DIVIDEND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $13.82          0
   01/01/2010 to 12/31/2010...........    $13.82       $15.93          0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   05/01/2009 to 12/31/2009...........    $10.09       $12.36          0
   01/01/2010 to 07/16/2010...........    $12.36       $11.92          0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.24       $14.84          0
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.92       $13.92          0
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.12       $15.33          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $9.59        $12.28          0



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH ANY TWO OF GRO PLUS, EBP OR HAV OR WITH ANY ONE
                                   OF COMBO
                               5% OR HDV (1.15%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.60              0
   01/01/2006 to 12/31/2006...........    $10.60       $11.48              0
   01/01/2007 to 12/31/2007...........    $11.48       $11.94              0
   01/01/2008 to 12/31/2008...........    $11.94       $11.25              0
   01/01/2009 to 12/31/2009...........    $11.25       $13.00              0
   01/01/2010 to 12/31/2010...........    $13.00       $14.96              0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02            498
   01/01/2006 to 12/31/2006...........    $10.02       $11.07         13,966
   01/01/2007 to 12/31/2007...........    $11.07       $11.95         39,784
   01/01/2008 to 12/31/2008...........    $11.95       $ 8.05         24,711
   01/01/2009 to 12/31/2009...........    $ 8.05       $ 9.90        914,061
   01/01/2010 to 12/31/2010...........    $ 9.90       $10.96      1,562,926
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.70         11,045
   01/01/2007 to 12/31/2007...........    $10.70       $11.58         10,430
   01/01/2008 to 12/31/2008...........    $11.58       $ 8.04          5,721
   01/01/2009 to 12/31/2009...........    $ 8.04       $10.03        389,063
   01/01/2010 to 12/31/2010...........    $10.03       $11.27        640,211
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00              0
   01/01/2006 to 12/31/2006...........    $10.00       $11.44              0
   01/01/2007 to 12/31/2007...........    $11.44       $12.39          1,213
   01/01/2008 to 12/31/2008...........    $12.39       $ 7.06         12,822
   01/01/2009 to 12/31/2009...........    $ 7.06       $ 8.96        225,384
   01/01/2010 to 12/31/2010...........    $ 8.96       $10.16        319,967
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/02/2005...........    $13.46       $15.52              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.80            322
   01/01/2004 to 12/31/2004...........    $12.80       $14.41          2,440
   01/01/2005 to 12/31/2005...........    $14.41       $15.03          5,597
   01/01/2006 to 12/31/2006...........    $15.03       $18.03          7,572
   01/01/2007 to 12/31/2007...........    $18.03       $17.19          6,548
   01/01/2008 to 12/31/2008...........    $17.19       $ 9.87          5,384
   01/01/2009 to 12/31/2009...........    $ 9.87       $12.08         10,638
   01/01/2010 to 12/31/2010...........    $12.08       $13.52         21,769
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.88            957
   01/01/2004 to 12/31/2004...........    $12.88       $14.14          3,866
   01/01/2005 to 12/31/2005...........    $14.14       $14.64          5,966
   01/01/2006 to 12/31/2006...........    $14.64       $16.97          5,194
   01/01/2007 to 12/31/2007...........    $16.97       $17.64          4,389
   01/01/2008 to 12/31/2008...........    $17.64       $10.34          2,145
   01/01/2009 to 12/31/2009...........    $10.34       $12.18         25,175
   01/01/2010 to 12/31/2010...........    $12.18       $13.59         41,638
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2005 to 12/02/2005...........    $13.29       $14.76              0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.03       $14.51              0
   01/01/2006 to 12/31/2006...........    $14.51       $16.76             59
   01/01/2007 to 12/31/2007...........    $16.76       $16.55         11,430
   01/01/2008 to 12/31/2008...........    $16.55       $10.67         18,304
   01/01/2009 to 12/31/2009...........    $10.67       $12.43         25,083
   01/01/2010 to 12/31/2010...........    $12.43       $13.99         34,878
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03              0
   01/01/2006 to 12/31/2006...........    $10.03       $10.96          7,540
   01/01/2007 to 12/31/2007...........    $10.96       $11.82         25,628
   01/01/2008 to 12/31/2008...........    $11.82       $ 8.33         32,085
   01/01/2009 to 12/31/2009...........    $ 8.33       $10.15      1,542,673
   01/01/2010 to 12/31/2010...........    $10.15       $11.27      2,439,825
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.44              0
   01/01/2010 to 12/31/2010...........    $ 9.44       $10.32              0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.85              0
   01/01/2010 to 12/31/2010...........    $ 8.85       $ 9.78              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01              0
   01/01/2006 to 12/31/2006...........    $10.01       $11.25         10,355
   01/01/2007 to 12/31/2007...........    $11.25       $12.20         22,668
   01/01/2008 to 12/31/2008...........    $12.20       $ 7.85         16,496
   01/01/2009 to 12/31/2009...........    $ 7.85       $ 9.72      1,321,943
   01/01/2010 to 12/31/2010...........    $ 9.72       $10.89      2,065,600
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.51              0
   01/01/2008 to 12/31/2008...........    $11.51       $ 7.37              0
   01/01/2009 to 12/31/2009...........    $ 7.37       $ 9.25        803,042
   01/01/2010 to 12/31/2010...........    $ 9.25       $10.45      1,248,548
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.05              0
   01/01/2008 to 12/31/2008...........    $10.05       $ 7.19          8,594
   01/01/2009 to 12/31/2009...........    $ 7.19       $ 8.77        438,182
   01/01/2010 to 12/31/2010...........    $ 8.77       $ 9.71        955,369
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $19.15            863
   01/01/2005 to 12/31/2005...........    $19.15       $21.73            583
   01/01/2006 to 12/31/2006...........    $21.73       $29.38          1,218
   01/01/2007 to 12/31/2007...........    $29.38       $23.25          4,025
   01/01/2008 to 12/31/2008...........    $23.25       $14.93          5,934
   01/01/2009 to 12/31/2009...........    $14.93       $19.46          9,804
   01/01/2010 to 12/31/2010...........    $19.46       $24.76         13,156
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $17.27          2,044
   01/01/2005 to 12/31/2005...........    $17.27       $17.28          1,428
   01/01/2006 to 12/31/2006...........    $17.28       $20.49          1,838
   01/01/2007 to 12/31/2007...........    $20.49       $16.65         17,498
   01/01/2008 to 07/18/2008...........    $16.65       $15.30              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.54            211
   01/01/2004 to 12/31/2004...........    $16.54       $20.12          1,300
   01/01/2005 to 12/31/2005...........    $20.12       $21.76          2,653
   01/01/2006 to 12/31/2006...........    $21.76       $24.29          2,243
   01/01/2007 to 12/31/2007...........    $24.29       $26.70         11,964
   01/01/2008 to 12/31/2008...........    $26.70       $14.76         11,948
   01/01/2009 to 12/31/2009...........    $14.76       $19.35         23,783
   01/01/2010 to 12/31/2010...........    $19.35       $25.35         23,796
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.01              0
   01/01/2008 to 12/31/2008...........    $10.01       $ 7.20          6,088
   01/01/2009 to 12/31/2009...........    $ 7.20       $ 8.63        268,814
   01/01/2010 to 12/31/2010...........    $ 8.63       $ 9.67        374,680

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.62              0
   01/01/2007 to 12/31/2007...........    $10.62       $11.40              0
   01/01/2008 to 12/31/2008...........    $11.40       $ 7.38          6,160
   01/01/2009 to 12/31/2009...........    $ 7.38       $ 9.04        522,945
   01/01/2010 to 12/31/2010...........    $ 9.04       $10.22        813,324
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.52          1,999
   01/01/2007 to 12/31/2007...........    $10.52       $11.59          4,528
   01/01/2008 to 12/31/2008...........    $11.59       $ 6.79         16,663
   01/01/2009 to 12/31/2009...........    $ 6.79       $ 8.46      1,176,271
   01/01/2010 to 12/31/2010...........    $ 8.46       $ 9.95      1,733,959
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.49          9,758
   01/01/2009 to 11/13/2009...........    $ 7.49       $ 8.41              0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.13              0
   01/01/2009 to 12/31/2009...........    $ 6.13       $ 8.18         28,235
   01/01/2010 to 12/31/2010...........    $ 8.18       $ 9.72         32,992
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.02            240
   01/01/2005 to 12/31/2005...........    $12.02       $12.28            240
   01/01/2006 to 12/31/2006...........    $12.28       $13.35          2,225
   01/01/2007 to 12/31/2007...........    $13.35       $15.04            896
   01/01/2008 to 12/31/2008...........    $15.04       $ 8.88             12
   01/01/2009 to 12/31/2009...........    $ 8.88       $13.11         58,648
   01/01/2010 to 12/31/2010...........    $13.11       $14.30         41,510
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.86            382
   01/01/2004 to 12/31/2004...........    $12.86       $14.79            727
   01/01/2005 to 12/31/2005...........    $14.79       $15.31          1,829
   01/01/2006 to 12/31/2006...........    $15.31       $16.09          1,755
   01/01/2007 to 12/31/2007...........    $16.09       $18.98          1,181
   01/01/2008 to 12/31/2008...........    $18.98       $11.11            522
   01/01/2009 to 12/31/2009...........    $11.11       $17.25         59,746
   01/01/2010 to 12/31/2010...........    $17.25       $20.43         79,495
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $16.74          1,591
   01/01/2005 to 12/31/2005...........    $16.74       $17.37          1,591
   01/01/2006 to 12/31/2006...........    $17.37       $20.13              0
   01/01/2007 to 12/31/2007...........    $20.13       $18.88              0
   01/01/2008 to 12/31/2008...........    $18.88       $13.69          7,017
   01/01/2009 to 12/31/2009...........    $13.69       $17.17         35,275
   01/01/2010 to 12/31/2010...........    $17.17       $21.51         40,042

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $13.56           178
   01/01/2005 to 12/31/2005...........    $13.56       $13.55           177
   01/01/2006 to 12/31/2006...........    $13.55       $14.78         3,002
   01/01/2007 to 12/31/2007...........    $14.78       $14.97        25,827
   01/01/2008 to 12/31/2008...........    $14.97       $11.02        28,527
   01/01/2009 to 12/31/2009...........    $11.02       $14.77        88,476
   01/01/2010 to 12/31/2010...........    $14.77       $16.57        80,556
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.20             0
   01/01/2008 to 12/31/2008...........    $10.20       $ 6.98             0
   01/01/2009 to 12/31/2009...........    $ 6.98       $ 8.74       476,451
   01/01/2010 to 12/31/2010...........    $ 8.74       $ 9.84       772,403
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18             0
   01/01/2008 to 12/31/2008...........    $10.18       $ 7.62             0
   01/01/2009 to 12/31/2009...........    $ 7.62       $ 9.30       360,411
   01/01/2010 to 12/31/2010...........    $ 9.30       $10.26       829,285
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.47           735
   01/01/2004 to 12/31/2004...........    $13.47       $15.46         1,728
   01/01/2005 to 12/31/2005...........    $15.46       $17.82         4,283
   01/01/2006 to 12/31/2006...........    $17.82       $21.31         4,361
   01/01/2007 to 12/31/2007...........    $21.31       $25.07         6,515
   01/01/2008 to 12/31/2008...........    $25.07       $12.33         5,078
   01/01/2009 to 12/31/2009...........    $12.33       $16.50         9,731
   01/01/2010 to 12/31/2010...........    $16.50       $18.67        19,252
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.52       $17.44             0
   01/01/2006 to 12/31/2006...........    $17.44       $21.98             0
   01/01/2007 to 12/31/2007...........    $21.98       $25.59         4,795
   01/01/2008 to 12/31/2008...........    $25.59       $14.17         7,925
   01/01/2009 to 12/31/2009...........    $14.17       $18.27        14,938
   01/01/2010 to 12/31/2010...........    $18.27       $20.07        21,715
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.00       $10.78        41,965
   01/01/2009 to 12/31/2009...........    $10.78       $11.86         1,591
   01/01/2010 to 12/31/2010...........    $11.86       $13.00         3,121

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.90       $13.64             0
   01/01/2006 to 12/31/2006...........    $13.64       $14.98             0
   01/01/2007 to 12/31/2007...........    $14.98       $15.10           917
   01/01/2008 to 12/31/2008...........    $15.10       $12.30           929
   01/01/2009 to 12/31/2009...........    $12.30       $14.83       180,568
   01/01/2010 to 12/31/2010...........    $14.83       $15.73       240,367
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.30         3,282
   01/01/2010 to 12/31/2010...........    $10.30       $11.33         4,874
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.31         2,701
   01/01/2010 to 12/31/2010...........    $10.31       $11.59         6,969
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $14.89         1,340
   01/01/2005 to 12/31/2005...........    $14.89       $16.34         2,436
   01/01/2006 to 12/31/2006...........    $16.34       $19.83         2,327
   01/01/2007 to 12/31/2007...........    $19.83       $21.45         7,932
   01/01/2008 to 12/31/2008...........    $21.45       $12.43         5,876
   01/01/2009 to 12/31/2009...........    $12.43       $16.70        55,206
   01/01/2010 to 12/31/2010...........    $16.70       $17.69        97,614
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $13.41         1,075
   01/01/2005 to 12/31/2005...........    $13.41       $14.11         2,495
   01/01/2006 to 12/31/2006...........    $14.11       $16.52         2,124
   01/01/2007 to 12/31/2007...........    $16.52       $15.84         2,124
   01/01/2008 to 12/31/2008...........    $15.84       $ 9.16           764
   01/01/2009 to 12/31/2009...........    $ 9.16       $10.82         4,280
   01/01/2010 to 12/31/2010...........    $10.82       $12.10        17,238
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.76       $12.76         2,543
   01/01/2006 to 12/31/2006...........    $12.76       $13.85         2,496
   01/01/2007 to 12/31/2007...........    $13.85       $14.53         1,650
   01/01/2008 to 12/31/2008...........    $14.53       $11.02        51,247
   01/01/2009 to 12/31/2009...........    $11.02       $14.66        57,575
   01/01/2010 to 12/31/2010...........    $14.66       $16.44        67,953
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.40         1,626
   01/01/2004 to 12/31/2004...........    $12.40       $14.18         7,160
   01/01/2005 to 12/31/2005...........    $14.18       $14.98        15,977
   01/01/2006 to 12/31/2006...........    $14.98       $15.87        15,583
   01/01/2007 to 12/31/2007...........    $15.87       $18.04        39,554
   01/01/2008 to 12/31/2008...........    $18.04       $10.05        34,318
   01/01/2009 to 12/31/2009...........    $10.05       $12.89        46,693
   01/01/2010 to 12/31/2010...........    $12.89       $15.25        58,471

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.41           117
   01/01/2004 to 12/31/2004...........    $12.41       $14.53           141
   01/01/2005 to 12/31/2005...........    $14.53       $15.45             0
   01/01/2006 to 12/31/2006...........    $15.45       $18.98           539
   01/01/2007 to 12/31/2007...........    $18.98       $20.52         4,692
   01/01/2008 to 12/31/2008...........    $20.52       $13.39         4,900
   01/01/2009 to 12/31/2009...........    $13.39       $17.41        17,137
   01/01/2010 to 12/31/2010...........    $17.41       $19.28        27,945
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.51            88
   01/01/2004 to 12/31/2004...........    $11.51       $12.59           165
   01/01/2005 to 12/31/2005...........    $12.59       $13.24         4,284
   01/01/2006 to 12/31/2006...........    $13.24       $14.35         3,864
   01/01/2007 to 12/31/2007...........    $14.35       $16.33         4,172
   01/01/2008 to 12/31/2008...........    $16.33       $10.28         1,505
   01/01/2009 to 12/31/2009...........    $10.28       $12.63        16,608
   01/01/2010 to 12/31/2010...........    $12.63       $14.08        29,835
AST MID-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $15.39           531
   01/01/2005 to 12/31/2005...........    $15.39       $16.04           344
   01/01/2006 to 12/31/2006...........    $16.04       $18.11             0
   01/01/2007 to 12/31/2007...........    $18.11       $18.39           421
   01/01/2008 to 12/31/2008...........    $18.39       $11.25           415
   01/01/2009 to 12/31/2009...........    $11.25       $15.44        10,773
   01/01/2010 to 12/31/2010...........    $15.44       $18.87        21,245
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.95         6,884
   01/01/2004 to 12/31/2004...........    $ 9.95       $ 9.91         2,609
   01/01/2005 to 12/31/2005...........    $ 9.91       $10.07         1,524
   01/01/2006 to 12/31/2006...........    $10.07       $10.41        13,217
   01/01/2007 to 12/31/2007...........    $10.41       $10.79       115,324
   01/01/2008 to 12/31/2008...........    $10.79       $10.94       176,488
   01/01/2009 to 12/31/2009...........    $10.94       $10.84       108,717
   01/01/2010 to 12/31/2010...........    $10.84       $10.71       111,243
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.46           183
   01/01/2004 to 12/31/2004...........    $13.46       $16.34         2,465
   01/01/2005 to 12/31/2005...........    $16.34       $18.10         2,509
   01/01/2006 to 12/31/2006...........    $18.10       $19.82         2,823
   01/01/2007 to 12/31/2007...........    $19.82       $20.21         3,426
   01/01/2008 to 12/31/2008...........    $20.21       $11.53           924
   01/01/2009 to 12/31/2009...........    $11.53       $16.04        12,210
   01/01/2010 to 12/31/2010...........    $16.04       $19.57        35,111

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $14.10           244
   01/01/2005 to 12/31/2005...........    $14.10       $15.82         1,750
   01/01/2006 to 12/31/2006...........    $15.82       $17.83         2,696
   01/01/2007 to 12/31/2007...........    $17.83       $21.54         3,535
   01/01/2008 to 12/31/2008...........    $21.54       $12.10           141
   01/01/2009 to 12/31/2009...........    $12.10       $15.52         6,961
   01/01/2010 to 12/31/2010...........    $15.52       $19.74        19,356
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $15.34           681
   01/01/2005 to 12/31/2005...........    $15.34       $15.22           681
   01/01/2006 to 12/31/2006...........    $15.22       $16.22           681
   01/01/2007 to 12/31/2007...........    $16.22       $19.03         1,991
   01/01/2008 to 12/31/2008...........    $19.03       $10.81           169
   01/01/2009 to 12/31/2009...........    $10.81       $13.09         3,887
   01/01/2010 to 12/31/2010...........    $13.09       $15.57         7,941
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.59             0
   01/01/2009 to 12/31/2009...........    $ 5.59       $ 9.20       117,999
   01/01/2010 to 12/31/2010...........    $ 9.20       $11.11       241,651
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.30        13,612
   01/01/2004 to 12/31/2004...........    $10.30       $10.40        16,942
   01/01/2005 to 12/31/2005...........    $10.40       $10.44        10,809
   01/01/2006 to 12/31/2006...........    $10.44       $10.72         7,515
   01/01/2007 to 12/31/2007...........    $10.72       $11.32        48,992
   01/01/2008 to 12/31/2008...........    $11.32       $11.31        63,423
   01/01/2009 to 12/31/2009...........    $11.31       $12.32        42,844
   01/01/2010 to 12/31/2010...........    $12.32       $12.66        81,187
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.99           685
   01/01/2005 to 12/31/2005...........    $10.99       $11.14         2,977
   01/01/2006 to 12/31/2006...........    $11.14       $11.42         8,333
   01/01/2007 to 12/31/2007...........    $11.42       $12.23        10,128
   01/01/2008 to 12/31/2008...........    $12.23       $11.82        33,428
   01/01/2009 to 12/31/2009...........    $11.82       $13.61       403,919
   01/01/2010 to 12/31/2010...........    $13.61       $14.49       719,024
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.04             0
   01/01/2006 to 12/31/2006...........    $10.04       $10.72             0
   01/01/2007 to 12/31/2007...........    $10.72       $11.52             0
   01/01/2008 to 12/31/2008...........    $11.52       $ 9.17        42,451
   01/01/2009 to 12/31/2009...........    $ 9.17       $10.88       354,949
   01/01/2010 to 12/31/2010...........    $10.88       $11.89       688,176

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.43       $13.75          7,699
   01/01/2006 to 12/31/2006...........    $13.75       $15.30          7,365
   01/01/2007 to 12/31/2007...........    $15.30       $15.44          6,644
   01/01/2008 to 12/31/2008...........    $15.44       $ 9.35          8,903
   01/01/2009 to 12/31/2009...........    $ 9.35       $11.27         12,417
   01/01/2010 to 12/31/2010...........    $11.27       $12.81         75,339
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.63       $13.06              0
   01/01/2006 to 12/31/2006...........    $13.06       $14.16              0
   01/01/2007 to 12/31/2007...........    $14.16       $15.24            403
   01/01/2008 to 12/31/2008...........    $15.24       $10.52            377
   01/01/2009 to 12/31/2009...........    $10.52       $13.25        312,504
   01/01/2010 to 12/31/2010...........    $13.25       $14.64        775,054
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.53       $12.57              0
   01/01/2006 to 12/31/2006...........    $12.57       $13.99              0
   01/01/2007 to 12/31/2007...........    $13.99       $14.82              0
   01/01/2008 to 12/31/2008...........    $14.82       $ 9.52          2,121
   01/01/2009 to 12/31/2009...........    $ 9.52       $12.60         34,079
   01/01/2010 to 12/31/2010...........    $12.60       $16.99         12,258
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.54            471
   01/01/2004 to 12/31/2004...........    $13.54       $15.59          1,343
   01/01/2005 to 12/31/2005...........    $15.59       $16.43          3,307
   01/01/2006 to 12/31/2006...........    $16.43       $19.50          2,439
   01/01/2007 to 12/31/2007...........    $19.50       $18.20          2,667
   01/01/2008 to 12/31/2008...........    $18.20       $12.64         14,814
   01/01/2009 to 12/31/2009...........    $12.64       $15.87         20,198
   01/01/2010 to 12/31/2010...........    $15.87       $19.77         20,406
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $13.43            779
   01/01/2005 to 12/31/2005...........    $13.43       $13.90            351
   01/01/2006 to 12/31/2006...........    $13.90       $15.46            553
   01/01/2007 to 12/31/2007...........    $15.46       $16.24          1,472
   01/01/2008 to 12/31/2008...........    $16.24       $11.89          4,984
   01/01/2009 to 12/31/2009...........    $11.89       $14.59        554,032
   01/01/2010 to 12/31/2010...........    $14.59       $16.09      1,083,296

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.37         1,897
   01/01/2005 to 12/31/2005...........    $12.37       $11.68         3,689
   01/01/2006 to 12/31/2006...........    $11.68       $12.27         3,546
   01/01/2007 to 12/31/2007...........    $12.27       $13.29        37,129
   01/01/2008 to 12/31/2008...........    $13.29       $12.82        32,537
   01/01/2009 to 12/31/2009...........    $12.82       $14.21        39,438
   01/01/2010 to 12/31/2010...........    $14.21       $14.85        45,074
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.95           139
   01/01/2005 to 12/31/2005...........    $11.95       $13.75           138
   01/01/2006 to 12/31/2006...........    $13.75       $14.36         3,393
   01/01/2007 to 12/31/2007...........    $14.36       $15.37         3,248
   01/01/2008 to 12/31/2008...........    $15.37       $ 9.03            88
   01/01/2009 to 12/31/2009...........    $ 9.03       $13.69        60,752
   01/01/2010 to 12/31/2010...........    $13.69       $15.67        99,978
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $17.88         1,544
   01/01/2005 to 12/31/2005...........    $17.88       $23.23         2,090
   01/01/2006 to 12/31/2006...........    $23.23       $26.61         2,414
   01/01/2007 to 12/31/2007...........    $26.61       $36.95         8,623
   01/01/2008 to 12/31/2008...........    $36.95       $18.27         7,141
   01/01/2009 to 12/31/2009...........    $18.27       $26.97        41,100
   01/01/2010 to 12/31/2010...........    $26.97       $32.11        63,949
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.50           107
   01/01/2004 to 12/31/2004...........    $12.50       $14.60           107
   01/01/2005 to 12/31/2005...........    $14.60       $15.78         1,364
   01/01/2006 to 12/31/2006...........    $15.78       $18.98         4,603
   01/01/2007 to 12/31/2007...........    $18.98       $18.98         8,946
   01/01/2008 to 12/31/2008...........    $18.98       $11.77         7,903
   01/01/2009 to 12/31/2009...........    $11.77       $13.75        13,420
   01/01/2010 to 12/31/2010...........    $13.75       $15.29        16,860
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99             0
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 9.36         1,731
   01/01/2009 to 12/31/2009...........    $ 9.36       $10.32       133,974
   01/01/2010 to 12/31/2010...........    $10.32       $11.00       244,533
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.48         1,862
   01/01/2006 to 12/31/2006...........    $11.48       $12.60         1,861
   01/01/2007 to 12/31/2007...........    $12.60       $13.83         3,763
   01/01/2008 to 12/31/2008...........    $13.83       $ 8.05         2,136
   01/01/2009 to 12/31/2009...........    $ 8.05       $11.12         2,097
   01/01/2010 to 07/16/2010...........    $11.12       $10.92             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2005 to 12/31/2005...........    $12.32       $14.13              0
   01/01/2006 to 12/31/2006...........    $14.13       $17.20            289
   01/01/2007 to 12/31/2007...........    $17.20       $19.55            289
   01/01/2008 to 12/31/2008...........    $19.55       $11.31             22
   01/01/2009 to 12/31/2009...........    $11.31       $12.96          1,485
   01/01/2010 to 07/16/2010...........    $12.96       $12.35              0
EVERGREEN VA OMEGA FUND
   01/01/2005 to 12/31/2005...........    $14.11       $14.49              0
   01/01/2006 to 12/31/2006...........    $14.49       $15.18              0
   01/01/2007 to 12/31/2007...........    $15.18       $16.80              0
   01/01/2008 to 12/31/2008...........    $16.80       $12.09              0
   01/01/2009 to 12/31/2009...........    $12.09       $17.21            815
   01/01/2010 to 07/16/2010...........    $17.21       $16.12              0
EVERGREEN VA SPECIAL EQUITY FUND
   01/01/2004 to 12/31/2004...........        --       $15.50            473
   01/01/2005 to 04/15/2005...........    $15.50       $13.82              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.62       $14.54              0
   01/01/2006 to 12/31/2006...........    $14.54       $14.95              0
   01/01/2007 to 12/31/2007...........    $14.95       $15.62              0
   01/01/2008 to 12/31/2008...........    $15.62       $ 8.67              0
   01/01/2009 to 12/31/2009...........    $ 8.67       $11.04              0
   01/01/2010 to 12/31/2010...........    $11.04       $12.99              0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.67          6,808
   01/01/2009 to 12/31/2009...........    $ 6.67       $ 8.57        607,785
   01/01/2010 to 12/31/2010...........    $ 8.57       $ 9.34      1,430,034
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.89       $12.95              0
   01/01/2006 to 12/31/2006...........    $12.95       $17.72            293
   01/01/2007 to 12/31/2007...........    $17.72       $19.85          1,181
   01/01/2008 to 12/31/2008...........    $19.85       $11.23            867
   01/01/2009 to 12/31/2009...........    $11.23       $15.66            859
   01/01/2010 to 12/31/2010...........    $15.66       $16.98            756
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   01/01/2003 to 12/31/2003...........        --       $13.23             77
   01/01/2004 to 12/31/2004...........    $13.23       $14.83            145
   01/01/2005 to 12/31/2005...........    $14.83       $16.23            147
   01/01/2006 to 12/31/2006...........    $16.23       $18.63            147
   01/01/2007 to 12/31/2007...........    $18.63       $20.65            144
   01/01/2008 to 12/31/2008...........    $20.65       $10.60              4
   01/01/2009 to 12/31/2009...........    $10.60       $14.93              3
   01/01/2010 to 12/31/2010...........    $14.93       $18.27              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   01/01/2005 to 12/31/2005...........    $13.66       $14.30        1,510
   01/01/2006 to 12/31/2006...........    $14.30       $16.46          474
   01/01/2007 to 12/31/2007...........    $16.46       $12.66          474
   01/01/2008 to 12/31/2008...........    $12.66       $ 5.07          618
   01/01/2009 to 12/31/2009...........    $ 5.07       $ 6.39          609
   01/01/2010 to 12/31/2010...........    $ 6.39       $ 6.97        5,059
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   01/01/2005 to 12/31/2005...........    $12.79       $13.67        1,348
   01/01/2006 to 12/31/2006...........    $13.67       $14.22            0
   01/01/2007 to 12/31/2007...........    $14.22       $15.73            0
   01/01/2008 to 12/31/2008...........    $15.73       $11.10            0
   01/01/2009 to 12/31/2009...........    $11.10       $14.00            0
   01/01/2010 to 12/31/2010...........    $14.00       $14.58            0
INVESCO V.I. TECHNOLOGY FUND
FORMERLY, AIM V.I. TECHNOLOGY FUND
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.24            0
   01/01/2009 to 12/31/2009...........    $ 6.24       $ 9.70          714
   01/01/2010 to 12/31/2010...........    $ 9.70       $11.63        1,935
NASDAQ TARGET 15 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.69       $10.92            0
   01/01/2006 to 12/31/2006...........    $10.92       $11.75            0
   01/01/2007 to 12/31/2007...........    $11.75       $14.14            0
   01/01/2008 to 12/31/2008...........    $14.14       $ 6.87            0
   01/01/2009 to 12/31/2009...........    $ 6.87       $ 7.94            0
   01/01/2010 to 12/31/2010...........    $ 7.94       $10.23            0
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   01/01/2004 to 12/31/2004...........        --       $18.58        2,102
   01/01/2005 to 12/31/2005...........    $18.58       $24.16        3,717
   01/01/2006 to 12/31/2006...........    $24.16       $32.14        3,801
   01/01/2007 to 12/31/2007...........    $32.14       $45.59        5,719
   01/01/2008 to 12/31/2008...........    $45.59       $18.99        4,931
   01/01/2009 to 12/31/2009...........    $18.99       $30.45        5,599
   01/01/2010 to 12/31/2010...........    $30.45       $34.96        7,326

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ASIA 30
   01/01/2005 to 12/31/2005...........    $15.82       $18.70           132
   01/01/2006 to 12/31/2006...........    $18.70       $25.74           698
   01/01/2007 to 12/31/2007...........    $25.74       $37.59         2,233
   01/01/2008 to 12/31/2008...........    $37.59       $18.27           489
   01/01/2009 to 12/31/2009...........    $18.27       $27.85           431
   01/01/2010 to 12/31/2010...........    $27.85       $31.36           798
PROFUND VP BANKS
   01/01/2004 to 12/31/2004...........        --       $14.33             0
   01/01/2005 to 12/31/2005...........    $14.33       $14.15             0
   01/01/2006 to 12/31/2006...........    $14.15       $16.14             0
   01/01/2007 to 12/31/2007...........    $16.14       $11.60             0
   01/01/2008 to 12/31/2008...........    $11.60       $ 6.09             0
   01/01/2009 to 12/31/2009...........    $ 6.09       $ 5.76             0
   01/01/2010 to 12/31/2010...........    $ 5.76       $ 6.17             0
PROFUND VP BASIC MATERIALS
   01/01/2004 to 12/31/2004...........        --       $14.67           360
   01/01/2005 to 12/31/2005...........    $14.67       $14.85             0
   01/01/2006 to 12/31/2006...........    $14.85       $16.95             0
   01/01/2007 to 12/31/2007...........    $16.95       $21.90           457
   01/01/2008 to 12/31/2008...........    $21.90       $10.52             0
   01/01/2009 to 12/31/2009...........    $10.52       $16.88           158
   01/01/2010 to 12/31/2010...........    $16.88       $21.64           159
PROFUND VP BEAR
   01/01/2004 to 12/31/2004...........        --       $ 6.70             0
   01/01/2005 to 12/31/2005...........    $ 6.70       $ 6.54             0
   01/01/2006 to 12/31/2006...........    $ 6.54       $ 5.98             0
   01/01/2007 to 12/31/2007...........    $ 5.98       $ 5.94             0
   01/01/2008 to 12/31/2008...........    $ 5.94       $ 8.22         1,690
   01/01/2009 to 12/31/2009...........    $ 8.22       $ 5.86           298
   01/01/2010 to 12/31/2010...........    $ 5.86       $ 4.76        21,346
PROFUND VP BULL
   01/01/2005 to 12/31/2005...........    $13.03       $13.23             0
   01/01/2006 to 12/31/2006...........    $13.23       $14.87         2,679
   01/01/2007 to 12/31/2007...........    $14.87       $15.22         2,405
   01/01/2008 to 12/31/2008...........    $15.22       $ 9.38         4,673
   01/01/2009 to 12/31/2009...........    $ 9.38       $11.53         1,109
   01/01/2010 to 12/31/2010...........    $11.53       $12.83             0
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.53       $12.35             0
   01/01/2006 to 12/31/2006...........    $12.35       $13.74           690
   01/01/2007 to 12/31/2007...........    $13.74       $14.62           689
   01/01/2008 to 12/31/2008...........    $14.62       $10.59             0
   01/01/2009 to 12/31/2009...........    $10.59       $12.72           921
   01/01/2010 to 12/31/2010...........    $12.72       $14.76             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER SERVICES
   01/01/2005 to 12/31/2005...........    $12.51       $11.79             0
   01/01/2006 to 12/31/2006...........    $11.79       $13.05           389
   01/01/2007 to 12/31/2007...........    $13.05       $11.83           389
   01/01/2008 to 12/31/2008...........    $11.83       $ 8.03            11
   01/01/2009 to 12/31/2009...........    $ 8.03       $10.38             0
   01/01/2010 to 12/31/2010...........    $10.38       $12.45             0
PROFUND VP EUROPE 30
   01/01/2005 to 12/31/2005...........    $15.04       $16.07             0
   01/01/2006 to 12/31/2006...........    $16.07       $18.67             0
   01/01/2007 to 12/31/2007...........    $18.67       $21.14        10,685
   01/01/2008 to 12/31/2008...........    $21.14       $11.70             0
   01/01/2009 to 12/31/2009...........    $11.70       $15.30            15
   01/01/2010 to 12/31/2010...........    $15.30       $15.53            15
PROFUND VP FINANCIALS
   01/01/2005 to 12/31/2005...........    $13.70       $14.08             0
   01/01/2006 to 12/31/2006...........    $14.08       $16.33             0
   01/01/2007 to 12/31/2007...........    $16.33       $13.06             0
   01/01/2008 to 12/31/2008...........    $13.06       $ 6.38            99
   01/01/2009 to 12/31/2009...........    $ 6.38       $ 7.26             0
   01/01/2010 to 12/31/2010...........    $ 7.26       $ 7.96             0
PROFUND VP HEALTH CARE
   01/01/2005 to 12/31/2005...........    $11.28       $11.82             0
   01/01/2006 to 12/31/2006...........    $11.82       $12.30           216
   01/01/2007 to 12/31/2007...........    $12.30       $12.95           216
   01/01/2008 to 12/31/2008...........    $12.95       $ 9.69           216
   01/01/2009 to 12/31/2009...........    $ 9.69       $11.46           215
   01/01/2010 to 12/31/2010...........    $11.46       $11.65           215
PROFUND VP INDUSTRIALS
   01/01/2005 to 12/31/2005...........    $14.50       $14.69             0
   01/01/2006 to 12/31/2006...........    $14.69       $16.21           302
   01/01/2007 to 12/31/2007...........    $16.21       $17.90           302
   01/01/2008 to 12/31/2008...........    $17.90       $10.53           760
   01/01/2009 to 12/31/2009...........    $10.53       $12.92             0
   01/01/2010 to 12/31/2010...........    $12.92       $15.80             0
PROFUND VP JAPAN
   01/01/2005 to 12/31/2005...........    $13.62       $19.09             0
   01/01/2006 to 12/31/2006...........    $19.09       $20.92           524
   01/01/2007 to 12/31/2007...........    $20.92       $18.61           524
   01/01/2008 to 12/31/2008...........    $18.61       $10.88           524
   01/01/2009 to 12/31/2009...........    $10.88       $11.87           537
   01/01/2010 to 12/31/2010...........    $11.87       $10.96             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.38       $10.36            0
   01/01/2006 to 12/31/2006...........    $10.36       $11.17          375
   01/01/2007 to 12/31/2007...........    $11.17       $11.81          570
   01/01/2008 to 12/31/2008...........    $11.81       $ 7.52            0
   01/01/2009 to 12/31/2009...........    $ 7.52       $ 9.65          792
   01/01/2010 to 12/31/2010...........    $ 9.65       $10.80          792
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.37       $10.56            0
   01/01/2006 to 12/31/2006...........    $10.56       $12.39          892
   01/01/2007 to 12/31/2007...........    $12.39       $12.27          511
   01/01/2008 to 12/31/2008...........    $12.27       $ 7.22        2,796
   01/01/2009 to 12/31/2009...........    $ 7.22       $ 8.53        3,218
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 9.51        2,100
PROFUND VP MID-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $13.64       $15.00            0
   01/01/2006 to 12/31/2006...........    $15.00       $15.42        8,181
   01/01/2007 to 12/31/2007...........    $15.42       $17.03          615
   01/01/2008 to 12/31/2008...........    $17.03       $10.30            0
   01/01/2009 to 12/31/2009...........    $10.30       $14.08           11
   01/01/2010 to 12/31/2010...........    $14.08       $17.88        8,208
PROFUND VP MID-CAP VALUE
   01/01/2005 to 12/31/2005...........    $15.49       $16.67           59
   01/01/2006 to 12/31/2006...........    $16.67       $18.51        9,190
   01/01/2007 to 12/31/2007...........    $18.51       $18.47          243
   01/01/2008 to 12/31/2008...........    $18.47       $11.63          232
   01/01/2009 to 12/31/2009...........    $11.63       $15.04        1,598
   01/01/2010 to 12/31/2010...........    $15.04       $17.91           16
PROFUND VP NASDAQ-100
   01/01/2005 to 12/31/2005...........    $14.58       $14.44        7,395
   01/01/2006 to 12/31/2006...........    $14.44       $15.05        2,945
   01/01/2007 to 12/31/2007...........    $15.05       $17.50        2,313
   01/01/2008 to 12/31/2008...........    $17.50       $ 9.95          307
   01/01/2009 to 12/31/2009...........    $ 9.95       $14.95        2,135
   01/01/2010 to 12/31/2010...........    $14.95       $17.47          296
PROFUND VP OIL & GAS
   01/01/2004 to 12/31/2004...........        --       $15.65          975
   01/01/2005 to 12/31/2005...........    $15.65       $20.31          339
   01/01/2006 to 12/31/2006...........    $20.31       $24.22          440
   01/01/2007 to 12/31/2007...........    $24.22       $31.72        5,937
   01/01/2008 to 12/31/2008...........    $31.72       $19.77           43
   01/01/2009 to 12/31/2009...........    $19.77       $22.57           41
   01/01/2010 to 12/31/2010...........    $22.57       $26.27          662

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PHARMACEUTICALS
   01/01/2005 to 12/31/2005...........    $ 9.02       $ 8.58             0
   01/01/2006 to 12/31/2006...........    $ 8.58       $ 9.51             0
   01/01/2007 to 12/31/2007...........    $ 9.51       $ 9.62             0
   01/01/2008 to 12/31/2008...........    $ 9.62       $ 7.66             0
   01/01/2009 to 12/31/2009...........    $ 7.66       $ 8.85             0
   01/01/2010 to 12/31/2010...........    $ 8.85       $ 8.79             0
PROFUND VP PRECIOUS METALS
   01/01/2005 to 12/31/2005...........    $13.86       $17.31           672
   01/01/2006 to 12/31/2006...........    $17.31       $18.37           529
   01/01/2007 to 12/31/2007...........    $18.37       $22.23         2,983
   01/01/2008 to 12/31/2008...........    $22.23       $15.22            53
   01/01/2009 to 12/31/2009...........    $15.22       $20.36           269
   01/01/2010 to 12/31/2010...........    $20.36       $26.75         2,829
PROFUND VP REAL ESTATE
   01/01/2005 to 12/31/2005...........    $16.90       $17.84             0
   01/01/2006 to 12/31/2006...........    $17.84       $23.36           220
   01/01/2007 to 12/31/2007...........    $23.36       $18.56           220
   01/01/2008 to 12/31/2008...........    $18.56       $10.78            65
   01/01/2009 to 12/31/2009...........    $10.78       $13.63            25
   01/01/2010 to 12/31/2010...........    $13.63       $16.80            17
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2005 to 12/31/2005...........    $ 8.10       $ 7.38             0
   01/01/2006 to 12/31/2006...........    $ 7.38       $ 8.03           548
   01/01/2007 to 12/31/2007...........    $ 8.03       $ 7.53           548
   01/01/2008 to 12/31/2008...........    $ 7.53       $ 4.61           290
   01/01/2009 to 12/31/2009...........    $ 4.61       $ 6.03            61
   01/01/2010 to 12/31/2010...........    $ 6.03       $ 5.00        10,734
PROFUND VP SHORT MID-CAP
   01/01/2005 to 12/31/2005...........    $ 9.70       $ 8.68             0
   01/01/2006 to 12/31/2006...........    $ 8.68       $ 8.27             0
   01/01/2007 to 12/31/2007...........    $ 8.27       $ 7.94             0
   01/01/2008 to 12/31/2008...........    $ 7.94       $10.35             0
   01/01/2009 to 12/31/2009...........    $10.35       $ 6.61             0
   01/01/2010 to 12/31/2010...........    $ 6.61       $ 4.85             0
PROFUND VP SHORT NASDAQ-100
   01/01/2005 to 12/31/2005...........    $ 5.69       $ 5.67             0
   01/01/2006 to 12/31/2006...........    $ 5.67       $ 5.53             0
   01/01/2007 to 12/31/2007...........    $ 5.53       $ 4.83             0
   01/01/2008 to 12/31/2008...........    $ 4.83       $ 7.08             0
   01/01/2009 to 12/31/2009...........    $ 7.08       $ 4.15             0
   01/01/2010 to 12/31/2010...........    $ 4.15       $ 3.23             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT SMALL-CAP
   01/01/2005 to 12/31/2005...........    $ 9.55       $ 9.16            0
   01/01/2006 to 12/31/2006...........    $ 9.16       $ 7.99            0
   01/01/2007 to 12/31/2007...........    $ 7.99       $ 8.25            0
   01/01/2008 to 12/31/2008...........    $ 8.25       $10.12            0
   01/01/2009 to 12/31/2009...........    $10.12       $ 6.77            0
   01/01/2010 to 12/31/2010...........    $ 6.77       $ 4.75            0
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $13.16        3,708
   01/01/2004 to 12/31/2004...........    $13.16       $15.59            0
   01/01/2005 to 12/31/2005...........    $15.59       $16.57            0
   01/01/2006 to 12/31/2006...........    $16.57       $17.80          339
   01/01/2007 to 12/31/2007...........    $17.80       $18.31           96
   01/01/2008 to 12/31/2008...........    $18.31       $11.94          239
   01/01/2009 to 12/31/2009...........    $11.94       $14.89           12
   01/01/2010 to 12/31/2010...........    $14.89       $18.50        4,859
PROFUND VP SMALL-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $16.05        1,345
   01/01/2005 to 12/31/2005...........    $16.05       $16.51            0
   01/01/2006 to 12/31/2006...........    $16.51       $19.16        6,662
   01/01/2007 to 12/31/2007...........    $19.16       $17.57          200
   01/01/2008 to 12/31/2008...........    $17.57       $12.04           53
   01/01/2009 to 12/31/2009...........    $12.04       $14.33            0
   01/01/2010 to 12/31/2010...........    $14.33       $17.29            0
PROFUND VP TELECOMMUNICATIONS
   01/01/2005 to 12/31/2005...........    $11.61       $10.72            0
   01/01/2006 to 12/31/2006...........    $10.72       $14.23          364
   01/01/2007 to 12/31/2007...........    $14.23       $15.24          364
   01/01/2008 to 12/31/2008...........    $15.24       $ 9.88           10
   01/01/2009 to 12/31/2009...........    $ 9.88       $10.48            0
   01/01/2010 to 12/31/2010...........    $10.48       $11.99            0
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2005 to 12/31/2005...........    $10.51       $11.33            0
   01/01/2006 to 12/31/2006...........    $11.33       $10.69          593
   01/01/2007 to 12/31/2007...........    $10.69       $11.63        1,367
   01/01/2008 to 12/31/2008...........    $11.63       $17.22          250
   01/01/2009 to 12/31/2009...........    $17.22       $11.47            0
   01/01/2010 to 12/31/2010...........    $11.47       $12.48            0
PROFUND VP ULTRAMID-CAP
   01/01/2005 to 12/31/2005...........    $20.95       $24.42        7,799
   01/01/2006 to 12/31/2006...........    $24.42       $26.71        3,912
   01/01/2007 to 12/31/2007...........    $26.71       $27.97        2,375
   01/01/2008 to 12/31/2008...........    $27.97       $ 8.99          146
   01/01/2009 to 12/31/2009...........    $ 8.99       $14.74        4,052
   01/01/2010 to 12/31/2010...........    $14.74       $21.81            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP UTILITIES
   01/01/2004 to 12/31/2004...........        --       $15.25            0
   01/01/2005 to 12/31/2005...........    $15.25       $17.04            0
   01/01/2006 to 12/31/2006...........    $17.04       $20.08          498
   01/01/2007 to 12/31/2007...........    $20.08       $22.99          932
   01/01/2008 to 12/31/2008...........    $22.99       $15.75            0
   01/01/2009 to 12/31/2009...........    $15.75       $17.24           14
   01/01/2010 to 12/31/2010...........    $17.24       $18.05        1,433
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53        1,476
   01/01/2005 to 12/31/2005...........    $10.53       $12.12            0
   01/01/2006 to 12/31/2006...........    $12.12       $14.50          100
   01/01/2007 to 12/31/2007...........    $14.50       $17.13          443
   01/01/2008 to 12/31/2008...........    $17.13       $ 8.42           49
   01/01/2009 to 12/31/2009...........    $ 8.42       $11.41           73
   01/01/2010 to 12/31/2010...........    $11.41       $12.86           72
RYDEX VT INVERSE S&P 500 STRATEGY
   01/01/2005 to 12/31/2005...........    $ 6.80       $ 6.67            0
   01/01/2006 to 12/31/2006...........    $ 6.67       $ 6.10            0
   01/01/2007 to 12/31/2007...........    $ 6.10       $ 6.08            0
   01/01/2008 to 12/31/2008...........    $ 6.08       $ 8.36            0
   01/01/2009 to 12/31/2009...........    $ 8.36       $ 5.99            0
   01/01/2010 to 12/31/2010...........    $ 5.99       $ 4.92            0
RYDEX VT NASDAQ-100
   01/01/2005 to 12/31/2005...........    $14.55       $14.54            0
   01/01/2006 to 12/31/2006...........    $14.54       $15.21            0
   01/01/2007 to 12/31/2007...........    $15.21       $17.71            0
   01/01/2008 to 12/31/2008...........    $17.71       $10.17            0
   01/01/2009 to 12/31/2009...........    $10.17       $15.28            0
   01/01/2010 to 12/31/2010...........    $15.28       $17.89            0
RYDEX VT NOVA
   01/01/2005 to 12/31/2005...........    $14.96       $15.38            0
   01/01/2006 to 12/31/2006...........    $15.38       $18.13            0
   01/01/2007 to 12/31/2007...........    $18.13       $18.12            0
   01/01/2008 to 12/31/2008...........    $18.12       $ 8.15            0
   01/01/2009 to 12/31/2009...........    $ 8.15       $10.92            0
   01/01/2010 to 12/31/2010...........    $10.92       $12.95            0
S&P TARGET 24 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.78       $11.10            0
   01/01/2006 to 12/31/2006...........    $11.10       $11.29            0
   01/01/2007 to 12/31/2007...........    $11.29       $11.63            0
   01/01/2008 to 12/31/2008...........    $11.63       $ 8.29            0
   01/01/2009 to 12/31/2009...........    $ 8.29       $ 9.32            0
   01/01/2010 to 12/31/2010...........    $ 9.32       $10.99            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
TARGET MANAGED VIP PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.36       $12.04            0
   01/01/2006 to 12/31/2006...........    $12.04       $13.28            0
   01/01/2007 to 12/31/2007...........    $13.28       $14.37            0
   01/01/2008 to 12/31/2008...........    $14.37       $ 7.84            0
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 8.75            0
   01/01/2010 to 12/31/2010...........    $ 8.75       $10.31            0
THE DOW DART 10 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.52       $10.06            0
   01/01/2006 to 12/31/2006...........    $10.06       $12.49            0
   01/01/2007 to 12/31/2007...........    $12.49       $12.43            0
   01/01/2008 to 12/31/2008...........    $12.43       $ 8.78            0
   01/01/2009 to 12/31/2009...........    $ 8.78       $ 9.89            0
   01/01/2010 to 12/31/2010...........    $ 9.89       $11.41            0
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.79            0
   01/01/2006 to 12/31/2006...........    $ 9.79       $11.44            0
   01/01/2007 to 12/31/2007...........    $11.44       $11.43            0
   01/01/2008 to 12/31/2008...........    $11.43       $ 6.72            0
   01/01/2009 to 12/31/2009...........    $ 6.72       $ 7.58            0
   01/01/2010 to 12/31/2010...........    $ 7.58       $ 8.73            0
VALUE LINE TARGET 25 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.63       $14.95            0
   01/01/2006 to 12/31/2006...........    $14.95       $15.20            0
   01/01/2007 to 12/31/2007...........    $15.20       $17.76            0
   01/01/2008 to 12/31/2008...........    $17.76       $ 7.93            0
   01/01/2009 to 12/31/2009...........    $ 7.93       $ 8.40            0
   01/01/2010 to 12/31/2010...........    $ 8.40       $10.83            0
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
   01/01/2005 to 12/31/2005...........    $13.62       $13.88            0
   01/01/2006 to 12/31/2006...........    $13.88       $16.76            0
   01/01/2007 to 12/31/2007...........    $16.76       $16.37            0
   01/01/2008 to 12/31/2008...........    $16.37       $10.52            0
   01/01/2009 to 12/31/2009...........    $10.52       $13.40            0
   01/01/2010 to 07/16/2010...........    $13.40       $12.88            0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2005 to 12/31/2005...........    $13.58       $14.14            0
   01/01/2006 to 12/31/2006...........    $14.14       $16.58          299
   01/01/2007 to 12/31/2007...........    $16.58       $16.84        1,098
   01/01/2008 to 12/31/2008...........    $16.84       $10.58            8
   01/01/2009 to 12/31/2009...........    $10.58       $12.22        2,378
   01/01/2010 to 07/16/2010...........    $12.22       $11.77            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.36       $14.98           11
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.77       $13.75        5,712
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $16.12       $20.38          670
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.28        2,168



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH LT5 OR WITH ANY ONE OF EBP OR HAV AND GMWB OR HAV AND HD GRO/GRO PLUS 2008 OR EBP AND HD GRO/GRO PLUS 2008 OR HD GRO 60 BPS
                    OR GRO PLUS 2008 60 BPS OR HD5 (1.25%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.59         299,885
   01/01/2006 to 12/31/2006...........    $10.59       $11.46          27,550
   01/01/2007 to 12/31/2007...........    $11.46       $11.90         350,487
   01/01/2008 to 12/31/2008...........    $11.90       $11.21          85,000
   01/01/2009 to 12/31/2009...........    $11.21       $12.94          33,068
   01/01/2010 to 12/31/2010...........    $12.94       $14.87          56,428
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         405,782
   01/01/2006 to 12/31/2006...........    $10.02       $11.06       3,716,970
   01/01/2007 to 12/31/2007...........    $11.06       $11.93       5,006,440
   01/01/2008 to 12/31/2008...........    $11.93       $ 8.03       6,104,215
   01/01/2009 to 12/31/2009...........    $ 8.03       $ 9.86      26,917,264
   01/01/2010 to 12/31/2010...........    $ 9.86       $10.90      35,419,588
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.69         795,953
   01/01/2007 to 12/31/2007...........    $10.69       $11.56       1,509,134
   01/01/2008 to 12/31/2008...........    $11.56       $ 8.02       2,921,992
   01/01/2009 to 12/31/2009...........    $ 8.02       $ 9.99      11,833,477
   01/01/2010 to 12/31/2010...........    $ 9.99       $11.22      16,518,077
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00         171,403
   01/01/2006 to 12/31/2006...........    $10.00       $11.42       1,094,157
   01/01/2007 to 12/31/2007...........    $11.42       $12.36       1,458,079
   01/01/2008 to 12/31/2008...........    $12.36       $ 7.04       1,329,693
   01/01/2009 to 12/31/2009...........    $ 7.04       $ 8.93       2,519,429
   01/01/2010 to 12/31/2010...........    $ 8.93       $10.11       2,581,966
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.06         200,264
   01/01/2004 to 12/31/2004...........    $ 6.06       $ 6.49         214,092
   01/01/2005 to 12/02/2005...........    $ 6.49       $ 7.48               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.91         453,569
   01/01/2004 to 12/31/2004...........    $10.91       $12.28         603,508
   01/01/2005 to 12/31/2005...........    $12.28       $12.79         635,233
   01/01/2006 to 12/31/2006...........    $12.79       $15.33         815,109
   01/01/2007 to 12/31/2007...........    $15.33       $14.60         776,427
   01/01/2008 to 12/31/2008...........    $14.60       $ 8.38         424,531
   01/01/2009 to 12/31/2009...........    $ 8.38       $10.24         788,524
   01/01/2010 to 12/31/2010...........    $10.24       $11.45       1,004,584
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.25       3,076,626
   01/01/2004 to 12/31/2004...........    $10.25       $11.24       4,119,501
   01/01/2005 to 12/31/2005...........    $11.24       $11.63       5,200,125
   01/01/2006 to 12/31/2006...........    $11.63       $13.46       3,863,961
   01/01/2007 to 12/31/2007...........    $13.46       $13.98       3,567,122
   01/01/2008 to 12/31/2008...........    $13.98       $ 8.19       2,148,857
   01/01/2009 to 12/31/2009...........    $ 8.19       $ 9.64       3,356,527
   01/01/2010 to 12/31/2010...........    $ 9.64       $10.74       3,792,800
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.89         137,293
   01/01/2004 to 12/31/2004...........    $ 8.89       $ 9.66         194,363
   01/01/2005 to 12/02/2005...........    $ 9.66       $10.72               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.52         339,653
   01/01/2004 to 12/31/2004...........    $ 8.52       $ 9.48         613,910
   01/01/2005 to 12/31/2005...........    $ 9.48       $ 9.79         626,417
   01/01/2006 to 12/31/2006...........    $ 9.79       $11.30         579,491
   01/01/2007 to 12/31/2007...........    $11.30       $11.15         493,545
   01/01/2008 to 12/31/2008...........    $11.15       $ 7.18         440,398
   01/01/2009 to 12/31/2009...........    $ 7.18       $ 8.35       1,506,808
   01/01/2010 to 12/31/2010...........    $ 8.35       $ 9.39       2,225,396
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03          53,897
   01/01/2006 to 12/31/2006...........    $10.03       $10.95       1,008,771
   01/01/2007 to 12/31/2007...........    $10.95       $11.79       1,635,321
   01/01/2008 to 12/31/2008...........    $11.79       $ 8.30       3,896,032
   01/01/2009 to 12/31/2009...........    $ 8.30       $10.11      26,515,475
   01/01/2010 to 12/31/2010...........    $10.11       $11.21      36,140,128
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.36          23,691
   01/01/2009 to 12/31/2009...........    $11.36       $11.17          20,196
   01/01/2010 to 12/31/2010...........    $11.17       $12.07          11,447

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.43           6,622
   01/01/2010 to 12/31/2010...........    $ 9.43       $10.30          17,360
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.82          10,388
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $12.10           3,739
   01/01/2009 to 12/31/2009...........    $12.10       $11.22           1,669
   01/01/2010 to 12/31/2010...........    $11.22       $12.32               0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.17          18,903
   01/01/2009 to 12/31/2009...........    $12.17       $11.09          16,614
   01/01/2010 to 12/31/2010...........    $11.09       $12.20               0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.84             278
   01/01/2010 to 12/31/2010...........    $ 8.84       $ 9.76           1,467
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $11.07          14,538
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         403,183
   01/01/2006 to 12/31/2006...........    $10.01       $11.24       4,226,992
   01/01/2007 to 12/31/2007...........    $11.24       $12.18       5,738,690
   01/01/2008 to 12/31/2008...........    $12.18       $ 7.82       6,696,087
   01/01/2009 to 12/31/2009...........    $ 7.82       $ 9.68      31,792,069
   01/01/2010 to 12/31/2010...........    $ 9.68       $10.84      41,650,794
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.51          31,450
   01/01/2008 to 12/31/2008...........    $11.51       $ 7.37         468,660
   01/01/2009 to 12/31/2009...........    $ 7.37       $ 9.23       7,963,536
   01/01/2010 to 12/31/2010...........    $ 9.23       $10.42      13,249,095
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.04               0
   01/01/2008 to 12/31/2008...........    $10.04       $ 7.19       1,187,445
   01/01/2009 to 12/31/2009...........    $ 7.19       $ 8.76      11,457,091
   01/01/2010 to 12/31/2010...........    $ 8.76       $ 9.68      16,850,087

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.17         149,582
   01/01/2004 to 12/31/2004...........    $16.17       $22.03         281,181
   01/01/2005 to 12/31/2005...........    $22.03       $24.98         223,265
   01/01/2006 to 12/31/2006...........    $24.98       $33.72         265,912
   01/01/2007 to 12/31/2007...........    $33.72       $26.66         201,539
   01/01/2008 to 12/31/2008...........    $26.66       $17.10         163,226
   01/01/2009 to 12/31/2009...........    $17.10       $22.28         328,842
   01/01/2010 to 12/31/2010...........    $22.28       $28.31         510,403
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.89         131,066
   01/01/2004 to 12/31/2004...........    $10.89       $13.13         138,078
   01/01/2005 to 12/31/2005...........    $13.13       $13.12         187,207
   01/01/2006 to 12/31/2006...........    $13.12       $15.54         201,904
   01/01/2007 to 12/31/2007...........    $15.54       $12.62         180,260
   01/01/2008 to 07/18/2008...........    $12.62       $11.59               0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.33         859,909
   01/01/2004 to 12/31/2004...........    $ 8.33       $10.12       1,169,995
   01/01/2005 to 12/31/2005...........    $10.12       $10.94       1,386,930
   01/01/2006 to 12/31/2006...........    $10.94       $12.20       1,165,926
   01/01/2007 to 12/31/2007...........    $12.20       $13.39       1,078,773
   01/01/2008 to 12/31/2008...........    $13.39       $ 7.39         767,197
   01/01/2009 to 12/31/2009...........    $ 7.39       $ 9.69       1,308,983
   01/01/2010 to 12/31/2010...........    $ 9.69       $12.68       1,500,026
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.00           7,406
   01/01/2008 to 12/31/2008...........    $10.00       $ 7.19         357,647
   01/01/2009 to 12/31/2009...........    $ 7.19       $ 8.61       4,494,394
   01/01/2010 to 12/31/2010...........    $ 8.61       $ 9.64       5,446,761
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.61         563,523
   01/01/2007 to 12/31/2007...........    $10.61       $11.38       1,273,685
   01/01/2008 to 12/31/2008...........    $11.38       $ 7.36       2,512,483
   01/01/2009 to 12/31/2009...........    $ 7.36       $ 9.00      13,285,906
   01/01/2010 to 12/31/2010...........    $ 9.00       $10.17      18,069,778
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.52         510,953
   01/01/2007 to 12/31/2007...........    $10.52       $11.57       1,352,476
   01/01/2008 to 12/31/2008...........    $11.57       $ 6.77       2,352,959
   01/01/2009 to 12/31/2009...........    $ 6.77       $ 8.43      21,782,141
   01/01/2010 to 12/31/2010...........    $ 8.43       $ 9.90      28,197,221
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.49         330,061
   01/01/2009 to 11/13/2009...........    $ 7.49       $ 8.40               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.12          18,489
   01/01/2009 to 12/31/2009...........    $ 6.12       $ 8.17         392,443
   01/01/2010 to 12/31/2010...........    $ 8.17       $ 9.70         703,230
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 4.57         604,491
   01/01/2004 to 12/31/2004...........    $ 4.57       $ 4.68         733,920
   01/01/2005 to 12/31/2005...........    $ 4.68       $ 4.77         657,831
   01/01/2006 to 12/31/2006...........    $ 4.77       $ 5.18         791,152
   01/01/2007 to 12/31/2007...........    $ 5.18       $ 5.84       1,134,004
   01/01/2008 to 12/31/2008...........    $ 5.84       $ 3.44         756,326
   01/01/2009 to 12/31/2009...........    $ 3.44       $ 5.08       2,674,512
   01/01/2010 to 12/31/2010...........    $ 5.08       $ 5.53       3,127,898
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 3.87       1,535,565
   01/01/2004 to 12/31/2004...........    $ 3.87       $ 4.44       2,232,502
   01/01/2005 to 12/31/2005...........    $ 4.44       $ 4.60       2,666,931
   01/01/2006 to 12/31/2006...........    $ 4.60       $ 4.83       2,231,991
   01/01/2007 to 12/31/2007...........    $ 4.83       $ 5.69       2,097,846
   01/01/2008 to 12/31/2008...........    $ 5.69       $ 3.32       1,540,597
   01/01/2009 to 12/31/2009...........    $ 3.32       $ 5.16       3,511,898
   01/01/2010 to 12/31/2010...........    $ 5.16       $ 6.10       4,701,456
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $17.29          35,022
   01/01/2004 to 12/31/2004...........    $17.29       $20.52          28,076
   01/01/2005 to 12/31/2005...........    $20.52       $21.27          29,033
   01/01/2006 to 12/31/2006...........    $21.27       $24.63          25,044
   01/01/2007 to 12/31/2007...........    $24.63       $23.07          24,895
   01/01/2008 to 12/31/2008...........    $23.07       $16.72          62,609
   01/01/2009 to 12/31/2009...........    $16.72       $20.94         421,295
   01/01/2010 to 12/31/2010...........    $20.94       $26.21         766,856
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.99         906,947
   01/01/2004 to 12/31/2004...........    $10.99       $12.06         957,756
   01/01/2005 to 12/31/2005...........    $12.06       $12.04         873,439
   01/01/2006 to 12/31/2006...........    $12.04       $13.12       1,019,726
   01/01/2007 to 12/31/2007...........    $13.12       $13.28         683,986
   01/01/2008 to 12/31/2008...........    $13.28       $ 9.76         483,533
   01/01/2009 to 12/31/2009...........    $ 9.76       $13.07       1,798,628
   01/01/2010 to 12/31/2010...........    $13.07       $14.65       1,948,092
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.19               0
   01/01/2008 to 12/31/2008...........    $10.19       $ 6.98         399,983
   01/01/2009 to 12/31/2009...........    $ 6.98       $ 8.73       7,461,975
   01/01/2010 to 12/31/2010...........    $ 8.73       $ 9.81      11,413,961

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17               0
   01/01/2008 to 12/31/2008...........    $10.17       $ 7.62         580,121
   01/01/2009 to 12/31/2009...........    $ 7.62       $ 9.28      10,277,818
   01/01/2010 to 12/31/2010...........    $ 9.28       $10.23      15,177,989
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.32       1,166,396
   01/01/2004 to 12/31/2004...........    $14.32       $16.42       1,953,908
   01/01/2005 to 12/31/2005...........    $16.42       $18.90       2,113,594
   01/01/2006 to 12/31/2006...........    $18.90       $22.58       1,664,525
   01/01/2007 to 12/31/2007...........    $22.58       $26.55       1,428,930
   01/01/2008 to 12/31/2008...........    $26.55       $13.05         942,837
   01/01/2009 to 12/31/2009...........    $13.05       $17.43       1,310,930
   01/01/2010 to 12/31/2010...........    $17.43       $19.71       1,459,929
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 5.86          91,736
   01/01/2004 to 12/31/2004...........    $ 5.86       $ 7.01         233,045
   01/01/2005 to 12/31/2005...........    $ 7.01       $ 7.87         402,498
   01/01/2006 to 12/31/2006...........    $ 7.87       $ 9.90         593,100
   01/01/2007 to 12/31/2007...........    $ 9.90       $11.52         794,549
   01/01/2008 to 12/31/2008...........    $11.52       $ 6.37         641,680
   01/01/2009 to 12/31/2009...........    $ 6.37       $ 8.21       1,442,051
   01/01/2010 to 12/31/2010...........    $ 8.21       $ 9.01       1,743,754
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.00       $10.77      17,534,926
   01/01/2009 to 12/31/2009...........    $10.77       $11.84       5,842,610
   01/01/2010 to 12/31/2010...........    $11.84       $12.96       2,812,732
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.71          61,801
   01/01/2004 to 12/31/2004...........    $ 8.71       $ 9.55          78,619
   01/01/2005 to 12/31/2005...........    $ 9.55       $10.09          80,895
   01/01/2006 to 12/31/2006...........    $10.09       $11.07          97,906
   01/01/2007 to 12/31/2007...........    $11.07       $11.15         378,693
   01/01/2008 to 12/31/2008...........    $11.15       $ 9.07       2,914,005
   01/01/2009 to 12/31/2009...........    $ 9.07       $10.93      11,840,797
   01/01/2010 to 12/31/2010...........    $10.93       $11.58      12,820,574
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.30           8,995
   01/01/2010 to 12/31/2010...........    $10.30       $11.32         127,021

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.31         12,617
   01/01/2010 to 12/31/2010...........    $10.31       $11.57        232,319
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 7.13        362,254
   01/01/2004 to 12/31/2004...........    $ 7.13       $ 8.24        553,542
   01/01/2005 to 12/31/2005...........    $ 8.24       $ 9.04      1,051,555
   01/01/2006 to 12/31/2006...........    $ 9.04       $10.96      1,002,727
   01/01/2007 to 12/31/2007...........    $10.96       $11.84        985,495
   01/01/2008 to 12/31/2008...........    $11.84       $ 6.85        614,606
   01/01/2009 to 12/31/2009...........    $ 6.85       $ 9.20      1,827,855
   01/01/2010 to 12/31/2010...........    $ 9.20       $ 9.73      2,492,453
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.99        204,589
   01/01/2004 to 12/31/2004...........    $ 8.99       $10.25        417,314
   01/01/2005 to 12/31/2005...........    $10.25       $10.77        694,885
   01/01/2006 to 12/31/2006...........    $10.77       $12.60        680,203
   01/01/2007 to 12/31/2007...........    $12.60       $12.07        680,350
   01/01/2008 to 12/31/2008...........    $12.07       $ 6.97        649,783
   01/01/2009 to 12/31/2009...........    $ 6.97       $ 8.23      1,032,590
   01/01/2010 to 12/31/2010...........    $ 8.23       $ 9.19      1,205,571
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.98        814,135
   01/01/2004 to 12/31/2004...........    $11.98       $12.71      1,012,739
   01/01/2005 to 12/31/2005...........    $12.71       $12.69      1,294,706
   01/01/2006 to 12/31/2006...........    $12.69       $13.76      1,196,608
   01/01/2007 to 12/31/2007...........    $13.76       $14.42      1,051,089
   01/01/2008 to 12/31/2008...........    $14.42       $10.93        929,322
   01/01/2009 to 12/31/2009...........    $10.93       $14.52      1,689,546
   01/01/2010 to 12/31/2010...........    $14.52       $16.27      1,430,293
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.46      4,075,719
   01/01/2004 to 12/31/2004...........    $ 8.46       $ 9.67      5,717,404
   01/01/2005 to 12/31/2005...........    $ 9.67       $10.20      7,048,023
   01/01/2006 to 12/31/2006...........    $10.20       $10.80      5,983,458
   01/01/2007 to 12/31/2007...........    $10.80       $12.26      5,638,342
   01/01/2008 to 12/31/2008...........    $12.26       $ 6.82      3,539,119
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 8.74      4,539,651
   01/01/2010 to 12/31/2010...........    $ 8.74       $10.34      4,594,031

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.40        123,219
   01/01/2004 to 12/31/2004...........    $ 9.40       $10.98        213,485
   01/01/2005 to 12/31/2005...........    $10.98       $11.67        218,706
   01/01/2006 to 12/31/2006...........    $11.67       $14.32        349,460
   01/01/2007 to 12/31/2007...........    $14.32       $15.47        339,584
   01/01/2008 to 12/31/2008...........    $15.47       $10.09        263,096
   01/01/2009 to 12/31/2009...........    $10.09       $13.10        807,357
   01/01/2010 to 12/31/2010...........    $13.10       $14.49      1,434,007
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.44        893,170
   01/01/2004 to 12/31/2004...........    $ 6.44       $ 7.04        791,823
   01/01/2005 to 12/31/2005...........    $ 7.04       $ 7.39      1,025,239
   01/01/2006 to 12/31/2006...........    $ 7.39       $ 8.01        758,550
   01/01/2007 to 12/31/2007...........    $ 8.01       $ 9.10        686,498
   01/01/2008 to 12/31/2008...........    $ 9.10       $ 5.72        700,352
   01/01/2009 to 12/31/2009...........    $ 5.72       $ 7.03      1,732,194
   01/01/2010 to 12/31/2010...........    $ 7.03       $ 7.82      2,119,460
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.21        140,873
   01/01/2004 to 12/31/2004...........    $10.21       $11.63        256,401
   01/01/2005 to 12/31/2005...........    $11.63       $12.11        192,419
   01/01/2006 to 12/31/2006...........    $12.11       $13.66        174,411
   01/01/2007 to 12/31/2007...........    $13.66       $13.86        156,606
   01/01/2008 to 12/31/2008...........    $13.86       $ 8.47        191,791
   01/01/2009 to 12/31/2009...........    $ 8.47       $11.62        547,214
   01/01/2010 to 12/31/2010...........    $11.62       $14.18        743,476
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.51      1,245,396
   01/01/2004 to 12/31/2004...........    $10.51       $10.46      1,663,940
   01/01/2005 to 12/31/2005...........    $10.46       $10.62      3,179,375
   01/01/2006 to 12/31/2006...........    $10.62       $10.96      3,505,960
   01/01/2007 to 12/31/2007...........    $10.96       $11.36      4,361,361
   01/01/2008 to 12/31/2008...........    $11.36       $11.50      7,844,009
   01/01/2009 to 12/31/2009...........    $11.50       $11.38      7,658,391
   01/01/2010 to 12/31/2010...........    $11.38       $11.24      6,801,612
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.82        781,348
   01/01/2004 to 12/31/2004...........    $13.82       $16.76      1,116,503
   01/01/2005 to 12/31/2005...........    $16.76       $18.55      1,303,740
   01/01/2006 to 12/31/2006...........    $18.55       $20.28      1,086,861
   01/01/2007 to 12/31/2007...........    $20.28       $20.66        975,347
   01/01/2008 to 12/31/2008...........    $20.66       $11.78        570,591
   01/01/2009 to 12/31/2009...........    $11.78       $16.36        867,525
   01/01/2010 to 12/31/2010...........    $16.36       $19.95      1,067,139

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.23         371,267
   01/01/2004 to 12/31/2004...........    $ 6.23       $ 7.14         555,160
   01/01/2005 to 12/31/2005...........    $ 7.14       $ 8.00         771,461
   01/01/2006 to 12/31/2006...........    $ 8.00       $ 9.01         697,877
   01/01/2007 to 12/31/2007...........    $ 9.01       $10.88         971,242
   01/01/2008 to 12/31/2008...........    $10.88       $ 6.10         610,828
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 7.82       1,281,862
   01/01/2010 to 12/31/2010...........    $ 7.82       $ 9.94       1,796,178
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.86         258,089
   01/01/2004 to 12/31/2004...........    $ 6.86       $ 7.41         293,384
   01/01/2005 to 12/31/2005...........    $ 7.41       $ 7.35         267,925
   01/01/2006 to 12/31/2006...........    $ 7.35       $ 7.82         344,893
   01/01/2007 to 12/31/2007...........    $ 7.82       $ 9.17         382,635
   01/01/2008 to 12/31/2008...........    $ 9.17       $ 5.20         242,993
   01/01/2009 to 12/31/2009...........    $ 5.20       $ 6.30         809,394
   01/01/2010 to 12/31/2010...........    $ 6.30       $ 7.48       1,201,338
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.58          25,631
   01/01/2009 to 12/31/2009...........    $ 5.58       $ 9.18       1,699,847
   01/01/2010 to 12/31/2010...........    $ 9.18       $11.09       2,970,397
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.08         956,856
   01/01/2004 to 12/31/2004...........    $12.08       $12.18       2,189,975
   01/01/2005 to 12/31/2005...........    $12.18       $12.22       2,996,256
   01/01/2006 to 12/31/2006...........    $12.22       $12.53       2,687,532
   01/01/2007 to 12/31/2007...........    $12.53       $13.21       2,594,813
   01/01/2008 to 12/31/2008...........    $13.21       $13.19       1,654,958
   01/01/2009 to 12/31/2009...........    $13.19       $14.36       2,949,882
   01/01/2010 to 12/31/2010...........    $14.36       $14.74       3,080,140
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.23       2,301,863
   01/01/2004 to 12/31/2004...........    $13.23       $13.72       3,074,732
   01/01/2005 to 12/31/2005...........    $13.72       $13.88       1,924,370
   01/01/2006 to 12/31/2006...........    $13.88       $14.22       2,004,498
   01/01/2007 to 12/31/2007...........    $14.22       $15.21       2,344,694
   01/01/2008 to 12/31/2008...........    $15.21       $14.68       2,402,587
   01/01/2009 to 12/31/2009...........    $14.68       $16.90      10,715,121
   01/01/2010 to 12/31/2010...........    $16.90       $17.97      15,065,751
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.04         215,280
   01/01/2006 to 12/31/2006...........    $10.04       $10.70         443,968
   01/01/2007 to 12/31/2007...........    $10.70       $11.49         649,597
   01/01/2008 to 12/31/2008...........    $11.49       $ 9.14       3,492,156
   01/01/2009 to 12/31/2009...........    $ 9.14       $10.83      16,345,435
   01/01/2010 to 12/31/2010...........    $10.83       $11.83      21,296,028

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.28         554,156
   01/01/2004 to 12/31/2004...........    $ 8.28       $ 8.99         642,882
   01/01/2005 to 12/31/2005...........    $ 8.99       $ 9.20         851,019
   01/01/2006 to 12/31/2006...........    $ 9.20       $10.23         842,745
   01/01/2007 to 12/31/2007...........    $10.23       $10.31         958,429
   01/01/2008 to 12/31/2008...........    $10.31       $ 6.24         452,522
   01/01/2009 to 12/31/2009...........    $ 6.24       $ 7.51         644,194
   01/01/2010 to 12/31/2010...........    $ 7.51       $ 8.53         777,947
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.81         115,095
   01/01/2004 to 12/31/2004...........    $ 9.81       $10.56         146,721
   01/01/2005 to 12/31/2005...........    $10.56       $10.91         173,191
   01/01/2006 to 12/31/2006...........    $10.91       $11.82         174,226
   01/01/2007 to 12/31/2007...........    $11.82       $12.71         214,498
   01/01/2008 to 12/31/2008...........    $12.71       $ 8.76         613,791
   01/01/2009 to 12/31/2009...........    $ 8.76       $11.02       9,604,813
   01/01/2010 to 12/31/2010...........    $11.02       $12.17      16,692,964
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $17.38         145,364
   01/01/2004 to 12/31/2004...........    $17.38       $15.97         107,136
   01/01/2005 to 12/31/2005...........    $15.97       $16.00         126,824
   01/01/2006 to 12/31/2006...........    $16.00       $17.80         111,114
   01/01/2007 to 12/31/2007...........    $17.80       $18.83         118,021
   01/01/2008 to 12/31/2008...........    $18.83       $12.09         187,342
   01/01/2009 to 12/31/2009...........    $12.09       $15.98         375,867
   01/01/2010 to 12/31/2010...........    $15.98       $21.53         527,269
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.47         962,965
   01/01/2004 to 12/31/2004...........    $14.47       $16.64       1,293,786
   01/01/2005 to 12/31/2005...........    $16.64       $17.52       1,484,713
   01/01/2006 to 12/31/2006...........    $17.52       $20.77       1,198,255
   01/01/2007 to 12/31/2007...........    $20.77       $19.36       1,176,566
   01/01/2008 to 12/31/2008...........    $19.36       $13.44         760,721
   01/01/2009 to 12/31/2009...........    $13.44       $16.85         971,333
   01/01/2010 to 12/31/2010...........    $16.85       $20.96         983,045
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.37         222,150
   01/01/2004 to 12/31/2004...........    $10.37       $11.39         357,085
   01/01/2005 to 12/31/2005...........    $11.39       $11.77         558,394
   01/01/2006 to 12/31/2006...........    $11.77       $13.08         665,726
   01/01/2007 to 12/31/2007...........    $13.08       $13.73         949,867
   01/01/2008 to 12/31/2008...........    $13.73       $10.04       2,067,659
   01/01/2009 to 12/31/2009...........    $10.04       $12.31      13,701,662
   01/01/2010 to 12/31/2010...........    $12.31       $13.56      19,352,932

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.73        289,862
   01/01/2004 to 12/31/2004...........    $13.73       $14.73        657,913
   01/01/2005 to 12/31/2005...........    $14.73       $13.89        938,587
   01/01/2006 to 12/31/2006...........    $13.89       $14.58        836,914
   01/01/2007 to 12/31/2007...........    $14.58       $15.79        874,210
   01/01/2008 to 12/31/2008...........    $15.79       $15.21        536,127
   01/01/2009 to 12/31/2009...........    $15.21       $16.84      1,081,396
   01/01/2010 to 12/31/2010...........    $16.84       $17.58      1,391,312
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 5.93        263,698
   01/01/2004 to 12/31/2004...........    $ 5.93       $ 6.19        326,194
   01/01/2005 to 12/31/2005...........    $ 6.19       $ 7.12        512,014
   01/01/2006 to 12/31/2006...........    $ 7.12       $ 7.43        608,747
   01/01/2007 to 12/31/2007...........    $ 7.43       $ 7.94        919,355
   01/01/2008 to 12/31/2008...........    $ 7.94       $ 4.66      1,074,328
   01/01/2009 to 12/31/2009...........    $ 4.66       $ 7.06      3,806,238
   01/01/2010 to 12/31/2010...........    $ 7.06       $ 8.07      5,578,264
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.75         75,013
   01/01/2004 to 12/31/2004...........    $13.75       $17.81        192,336
   01/01/2005 to 12/31/2005...........    $17.81       $23.11        254,041
   01/01/2006 to 12/31/2006...........    $23.11       $26.44        291,510
   01/01/2007 to 12/31/2007...........    $26.44       $36.68        378,258
   01/01/2008 to 12/31/2008...........    $36.68       $18.12        317,719
   01/01/2009 to 12/31/2009...........    $18.12       $26.72        995,022
   01/01/2010 to 12/31/2010...........    $26.72       $31.78      1,431,376
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.58         85,554
   01/01/2004 to 12/31/2004...........    $ 9.58       $11.18        191,637
   01/01/2005 to 12/31/2005...........    $11.18       $12.07        242,790
   01/01/2006 to 12/31/2006...........    $12.07       $14.51        524,592
   01/01/2007 to 12/31/2007...........    $14.51       $14.50        421,188
   01/01/2008 to 12/31/2008...........    $14.50       $ 8.98        486,765
   01/01/2009 to 12/31/2009...........    $ 8.98       $10.49        858,302
   01/01/2010 to 12/31/2010...........    $10.49       $11.64      1,078,324
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98         48,832
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 9.35        677,200
   01/01/2009 to 12/31/2009...........    $ 9.35       $10.30      2,726,911
   01/01/2010 to 12/31/2010...........    $10.30       $10.97      3,801,379

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.47          64,775
   01/01/2006 to 12/31/2006...........    $11.47       $12.58          72,371
   01/01/2007 to 12/31/2007...........    $12.58       $13.79          85,135
   01/01/2008 to 12/31/2008...........    $13.79       $ 8.02          66,604
   01/01/2009 to 12/31/2009...........    $ 8.02       $11.07          93,737
   01/01/2010 to 07/16/2010...........    $11.07       $10.86               0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $10.46          24,847
   01/01/2004 to 12/31/2004...........    $10.46       $12.31          62,400
   01/01/2005 to 12/31/2005...........    $12.31       $14.10         130,749
   01/01/2006 to 12/31/2006...........    $14.10       $17.15         182,002
   01/01/2007 to 12/31/2007...........    $17.15       $19.47         167,896
   01/01/2008 to 12/31/2008...........    $19.47       $11.25         150,691
   01/01/2009 to 12/31/2009...........    $11.25       $12.88         146,213
   01/01/2010 to 07/16/2010...........    $12.88       $12.26               0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $ 9.21          15,743
   01/01/2004 to 12/31/2004...........    $ 9.21       $ 9.75          26,849
   01/01/2005 to 12/31/2005...........    $ 9.75       $10.00          18,356
   01/01/2006 to 12/31/2006...........    $10.00       $10.47          19,700
   01/01/2007 to 12/31/2007...........    $10.47       $11.58          38,907
   01/01/2008 to 12/31/2008...........    $11.58       $ 8.32          68,712
   01/01/2009 to 12/31/2009...........    $ 8.32       $11.83         117,760
   01/01/2010 to 07/16/2010...........    $11.83       $11.08               0
EVERGREEN VA SPECIAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $ 9.16          69,344
   01/01/2004 to 12/31/2004...........    $ 9.16       $ 9.57          92,559
   01/01/2005 to 04/15/2005...........    $ 9.57       $ 8.53               0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $ 4.38          33,075
   01/01/2005 to 12/31/2005...........    $ 4.38       $ 4.35          14,496
   01/01/2006 to 12/31/2006...........    $ 4.35       $ 4.47          19,492
   01/01/2007 to 12/31/2007...........    $ 4.47       $ 4.67          73,318
   01/01/2008 to 12/31/2008...........    $ 4.67       $ 2.59          70,049
   01/01/2009 to 12/31/2009...........    $ 2.59       $ 3.29         131,587
   01/01/2010 to 12/31/2010...........    $ 3.29       $ 3.87         132,842
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.66       1,369,089
   01/01/2009 to 12/31/2009...........    $ 6.66       $ 8.56      16,250,197
   01/01/2010 to 12/31/2010...........    $ 8.56       $ 9.31      26,361,883
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.96           8,569
   01/01/2004 to 12/31/2004...........    $12.96       $16.05          22,405
   01/01/2005 to 12/31/2005...........    $16.05       $17.46          52,338
   01/01/2006 to 12/31/2006...........    $17.46       $23.87         152,515
   01/01/2007 to 12/31/2007...........    $23.87       $26.71         239,619
   01/01/2008 to 12/31/2008...........    $26.71       $15.09         114,200
   01/01/2009 to 12/31/2009...........    $15.09       $21.03         106,503
   01/01/2010 to 12/31/2010...........    $21.03       $22.78          80,881

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   01/01/2003 to 12/31/2003...........        --       $ 6.22       137,600
   01/01/2004 to 12/31/2004...........    $ 6.22       $ 6.96       188,184
   01/01/2005 to 12/31/2005...........    $ 6.96       $ 7.61       135,001
   01/01/2006 to 12/31/2006...........    $ 7.61       $ 8.73       124,196
   01/01/2007 to 12/31/2007...........    $ 8.73       $ 9.67       132,861
   01/01/2008 to 12/31/2008...........    $ 9.67       $ 4.96        78,078
   01/01/2009 to 12/31/2009...........    $ 4.96       $ 6.97        90,078
   01/01/2010 to 12/31/2010...........    $ 6.97       $ 8.53        75,642
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   01/01/2003 to 12/31/2003...........        --       $11.85        48,538
   01/01/2004 to 12/31/2004...........    $11.85       $12.72        44,091
   01/01/2005 to 12/31/2005...........    $12.72       $13.30        48,007
   01/01/2006 to 12/31/2006...........    $13.30       $15.30        89,614
   01/01/2007 to 12/31/2007...........    $15.30       $11.75        53,310
   01/01/2008 to 12/31/2008...........    $11.75       $ 4.70        91,978
   01/01/2009 to 12/31/2009...........    $ 4.70       $ 5.92        87,326
   01/01/2010 to 12/31/2010...........    $ 5.92       $ 6.45        81,632
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $10.68        59,116
   01/01/2004 to 12/31/2004...........    $10.68       $11.34        92,506
   01/01/2005 to 12/31/2005...........    $11.34       $12.12       106,295
   01/01/2006 to 12/31/2006...........    $12.12       $12.59       110,470
   01/01/2007 to 12/31/2007...........    $12.59       $13.91       109,826
   01/01/2008 to 12/31/2008...........    $13.91       $ 9.80        81,377
   01/01/2009 to 12/31/2009...........    $ 9.80       $12.36        81,357
   01/01/2010 to 12/31/2010...........    $12.36       $12.85        74,735
INVESCO V.I. TECHNOLOGY FUND
FORMERLY, AIM V.I. TECHNOLOGY FUND
   01/01/2003 to 12/31/2003...........        --       $ 3.21        42,720
   01/01/2004 to 12/31/2004...........    $ 3.21       $ 3.32        78,567
   01/01/2005 to 12/31/2005...........    $ 3.32       $ 3.35        77,942
   01/01/2006 to 12/31/2006...........    $ 3.35       $ 3.65       254,798
   01/01/2007 to 12/31/2007...........    $ 3.65       $ 3.89       126,039
   01/01/2008 to 12/31/2008...........    $ 3.89       $ 2.13        95,405
   01/01/2009 to 12/31/2009...........    $ 2.13       $ 3.31       166,230
   01/01/2010 to 12/31/2010...........    $ 3.31       $ 3.97       298,028

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NASDAQ TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.54         7,266
   01/01/2005 to 12/31/2005...........    $12.54       $12.79        10,385
   01/01/2006 to 12/31/2006...........    $12.79       $13.76        15,488
   01/01/2007 to 12/31/2007...........    $13.76       $16.54        27,898
   01/01/2008 to 12/31/2008...........    $16.54       $ 8.02        34,032
   01/01/2009 to 12/31/2009...........    $ 8.02       $ 9.26        28,094
   01/01/2010 to 12/31/2010...........    $ 9.26       $11.92        29,023
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $10.59       122,136
   01/01/2004 to 12/31/2004...........    $10.59       $12.52       264,541
   01/01/2005 to 12/31/2005...........    $12.52       $16.26       351,335
   01/01/2006 to 12/31/2006...........    $16.26       $21.61       316,324
   01/01/2007 to 12/31/2007...........    $21.61       $30.63       435,146
   01/01/2008 to 12/31/2008...........    $30.63       $12.74       289,778
   01/01/2009 to 12/31/2009...........    $12.74       $20.42       332,583
   01/01/2010 to 12/31/2010...........    $20.42       $23.42       323,539
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $12.66        47,272
   01/01/2004 to 12/31/2004...........    $12.66       $12.43        63,254
   01/01/2005 to 12/31/2005...........    $12.43       $14.67        83,233
   01/01/2006 to 12/31/2006...........    $14.67       $20.18       235,779
   01/01/2007 to 12/31/2007...........    $20.18       $29.44       204,415
   01/01/2008 to 12/31/2008...........    $29.44       $14.30       109,480
   01/01/2009 to 12/31/2009...........    $14.30       $21.77       143,857
   01/01/2010 to 12/31/2010...........    $21.77       $24.49       124,035
PROFUND VP BANKS
   01/01/2003 to 12/31/2003...........        --       $10.97         8,886
   01/01/2004 to 12/31/2004...........    $10.97       $12.11        12,480
   01/01/2005 to 12/31/2005...........    $12.11       $11.94        44,665
   01/01/2006 to 12/31/2006...........    $11.94       $13.61        35,707
   01/01/2007 to 12/31/2007...........    $13.61       $ 9.77        12,962
   01/01/2008 to 12/31/2008...........    $ 9.77       $ 5.12        71,458
   01/01/2009 to 12/31/2009...........    $ 5.12       $ 4.84        19,936
   01/01/2010 to 12/31/2010...........    $ 4.84       $ 5.18        19,494
PROFUND VP BASIC MATERIALS
   01/01/2003 to 12/31/2003...........        --       $11.02        53,759
   01/01/2004 to 12/31/2004...........    $11.02       $12.00        42,597
   01/01/2005 to 12/31/2005...........    $12.00       $12.13        53,592
   01/01/2006 to 12/31/2006...........    $12.13       $13.84        67,645
   01/01/2007 to 12/31/2007...........    $13.84       $17.86       199,608
   01/01/2008 to 12/31/2008...........    $17.86       $ 8.57       114,858
   01/01/2009 to 12/31/2009...........    $ 8.57       $13.74       145,393
   01/01/2010 to 12/31/2010...........    $13.74       $17.59       122,575

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $10.26        28,299
   01/01/2004 to 12/31/2004...........    $10.26       $ 9.09        16,155
   01/01/2005 to 12/31/2005...........    $ 9.09       $ 8.86        35,611
   01/01/2006 to 12/31/2006...........    $ 8.86       $ 8.09        56,286
   01/01/2007 to 12/31/2007...........    $ 8.09       $ 8.04        56,088
   01/01/2008 to 12/31/2008...........    $ 8.04       $11.10       157,817
   01/01/2009 to 12/31/2009...........    $11.10       $ 7.91       138,663
   01/01/2010 to 12/31/2010...........    $ 7.91       $ 6.42       145,694
PROFUND VP BIOTECHNOLOGY
   01/01/2003 to 12/31/2003...........        --       $ 7.14        20,329
   01/01/2004 to 12/31/2004...........    $ 7.14       $ 7.73        32,726
   01/01/2005 to 12/31/2005...........    $ 7.73       $ 9.11        73,804
   01/01/2006 to 12/31/2006...........    $ 9.11       $ 8.63        56,416
   01/01/2007 to 12/31/2007...........    $ 8.63       $ 8.42       165,309
   01/01/2008 to 12/31/2008...........    $ 8.42       $ 8.47       117,598
   01/01/2009 to 12/31/2009...........    $ 8.47       $ 8.67        40,735
   01/01/2010 to 12/31/2010...........    $ 8.67       $ 9.00        38,083
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $ 9.91       394,427
   01/01/2004 to 12/31/2004...........    $ 9.91       $10.65       412,259
   01/01/2005 to 12/31/2005...........    $10.65       $10.80       384,501
   01/01/2006 to 12/31/2006...........    $10.80       $12.12       306,353
   01/01/2007 to 12/31/2007...........    $12.12       $12.40       217,866
   01/01/2008 to 12/31/2008...........    $12.40       $ 7.63       184,775
   01/01/2009 to 12/31/2009...........    $ 7.63       $ 9.37       436,640
   01/01/2010 to 12/31/2010...........    $ 9.37       $10.42       358,651
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.71         3,821
   01/01/2004 to 12/31/2004...........    $ 9.71       $10.47         7,578
   01/01/2005 to 12/31/2005...........    $10.47       $10.31         6,876
   01/01/2006 to 12/31/2006...........    $10.31       $11.46        39,408
   01/01/2007 to 12/31/2007...........    $11.46       $12.18       150,560
   01/01/2008 to 12/31/2008...........    $12.18       $ 8.81        19,941
   01/01/2009 to 12/31/2009...........    $ 8.81       $10.58        17,782
   01/01/2010 to 12/31/2010...........    $10.58       $12.26        26,562
PROFUND VP CONSUMER SERVICES
   01/01/2003 to 12/31/2003...........        --       $ 9.10        13,935
   01/01/2004 to 12/31/2004...........    $ 9.10       $ 9.67        20,288
   01/01/2005 to 12/31/2005...........    $ 9.67       $ 9.10         3,866
   01/01/2006 to 12/31/2006...........    $ 9.10       $10.06        15,819
   01/01/2007 to 12/31/2007...........    $10.06       $ 9.12         5,165
   01/01/2008 to 12/31/2008...........    $ 9.12       $ 6.18        16,093
   01/01/2009 to 12/31/2009...........    $ 6.18       $ 7.98        19,670
   01/01/2010 to 12/31/2010...........    $ 7.98       $ 9.57        28,520

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $ 7.00        75,543
   01/01/2004 to 12/31/2004...........    $ 7.00       $ 7.90       201,444
   01/01/2005 to 12/31/2005...........    $ 7.90       $ 8.43        76,381
   01/01/2006 to 12/31/2006...........    $ 8.43       $ 9.79       370,628
   01/01/2007 to 12/31/2007...........    $ 9.79       $11.07       331,218
   01/01/2008 to 12/31/2008...........    $11.07       $ 6.12       126,269
   01/01/2009 to 12/31/2009...........    $ 6.12       $ 8.00       313,143
   01/01/2010 to 12/31/2010...........    $ 8.00       $ 8.11       272,463
PROFUND VP FINANCIALS
   01/01/2003 to 12/31/2003...........        --       $ 9.88        32,283
   01/01/2004 to 12/31/2004...........    $ 9.88       $10.77        70,662
   01/01/2005 to 12/31/2005...........    $10.77       $11.06        43,105
   01/01/2006 to 12/31/2006...........    $11.06       $12.81       108,064
   01/01/2007 to 12/31/2007...........    $12.81       $10.23        27,930
   01/01/2008 to 12/31/2008...........    $10.23       $ 5.00        52,097
   01/01/2009 to 12/31/2009...........    $ 5.00       $ 5.68       140,784
   01/01/2010 to 12/31/2010...........    $ 5.68       $ 6.22        44,908
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $ 8.29        23,591
   01/01/2004 to 12/31/2004...........    $ 8.29       $ 8.38        91,641
   01/01/2005 to 12/31/2005...........    $ 8.38       $ 8.77        83,943
   01/01/2006 to 12/31/2006...........    $ 8.77       $ 9.12       179,877
   01/01/2007 to 12/31/2007...........    $ 9.12       $ 9.60       255,222
   01/01/2008 to 12/31/2008...........    $ 9.60       $ 7.17        79,165
   01/01/2009 to 12/31/2009...........    $ 7.17       $ 8.47        73,901
   01/01/2010 to 12/31/2010...........    $ 8.47       $ 8.60        65,780
PROFUND VP INDUSTRIALS
   01/01/2003 to 12/31/2003...........        --       $10.08        11,186
   01/01/2004 to 12/31/2004...........    $10.08       $11.27        22,333
   01/01/2005 to 12/31/2005...........    $11.27       $11.40         9,851
   01/01/2006 to 12/31/2006...........    $11.40       $12.57        21,635
   01/01/2007 to 12/31/2007...........    $12.57       $13.87        15,320
   01/01/2008 to 12/31/2008...........    $13.87       $ 8.15        39,857
   01/01/2009 to 12/31/2009...........    $ 8.15       $ 9.99        27,311
   01/01/2010 to 12/31/2010...........    $ 9.99       $12.20        21,347
PROFUND VP INTERNET
   01/01/2003 to 12/31/2003...........        --       $15.10         8,287
   01/01/2004 to 12/31/2004...........    $15.10       $18.08        20,851
   01/01/2005 to 12/31/2005...........    $18.08       $19.18        46,724
   01/01/2006 to 12/31/2006...........    $19.18       $19.20         6,326
   01/01/2007 to 12/31/2007...........    $19.20       $20.89        16,744
   01/01/2008 to 12/31/2008...........    $20.89       $11.38         7,505
   01/01/2009 to 12/31/2009...........    $11.38       $19.93        16,747
   01/01/2010 to 12/31/2010...........    $19.93       $26.62        31,261

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP JAPAN
   01/01/2003 to 12/31/2003...........        --       $ 9.09        28,579
   01/01/2004 to 12/31/2004...........    $ 9.09       $ 9.65        87,251
   01/01/2005 to 12/31/2005...........    $ 9.65       $13.51       165,707
   01/01/2006 to 12/31/2006...........    $13.51       $14.79       117,156
   01/01/2007 to 12/31/2007...........    $14.79       $13.14        54,211
   01/01/2008 to 12/31/2008...........    $13.14       $ 7.68        67,522
   01/01/2009 to 12/31/2009...........    $ 7.68       $ 8.37        84,572
   01/01/2010 to 12/31/2010...........    $ 8.37       $ 7.72        72,550
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.38       $10.35        98,334
   01/01/2006 to 12/31/2006...........    $10.35       $11.14        87,853
   01/01/2007 to 12/31/2007...........    $11.14       $11.77       111,093
   01/01/2008 to 12/31/2008...........    $11.77       $ 7.49       123,085
   01/01/2009 to 12/31/2009...........    $ 7.49       $ 9.60       134,716
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.73        89,108
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.37       $10.55       131,174
   01/01/2006 to 12/31/2006...........    $10.55       $12.37       296,094
   01/01/2007 to 12/31/2007...........    $12.37       $12.23       172,527
   01/01/2008 to 12/31/2008...........    $12.23       $ 7.19       138,391
   01/01/2009 to 12/31/2009...........    $ 7.19       $ 8.48        83,232
   01/01/2010 to 12/31/2010...........    $ 8.48       $ 9.46        89,765
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $ 9.75        24,107
   01/01/2004 to 12/31/2004...........    $ 9.75       $10.70        80,520
   01/01/2005 to 12/31/2005...........    $10.70       $11.75       181,173
   01/01/2006 to 12/31/2006...........    $11.75       $12.06        55,706
   01/01/2007 to 12/31/2007...........    $12.06       $13.31        89,654
   01/01/2008 to 12/31/2008...........    $13.31       $ 8.04        62,780
   01/01/2009 to 12/31/2009...........    $ 8.04       $10.99        83,374
   01/01/2010 to 12/31/2010...........    $10.99       $13.93       205,337
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $10.30        59,964
   01/01/2004 to 12/31/2004...........    $10.30       $11.80        87,968
   01/01/2005 to 12/31/2005...........    $11.80       $12.68        86,401
   01/01/2006 to 12/31/2006...........    $12.68       $14.06       216,242
   01/01/2007 to 12/31/2007...........    $14.06       $14.02       130,141
   01/01/2008 to 12/31/2008...........    $14.02       $ 8.82        68,810
   01/01/2009 to 12/31/2009...........    $ 8.82       $11.40        58,665
   01/01/2010 to 12/31/2010...........    $11.40       $13.56        63,526

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 5.07       257,947
   01/01/2004 to 12/31/2004...........    $ 5.07       $ 5.44       293,311
   01/01/2005 to 12/31/2005...........    $ 5.44       $ 5.38       234,957
   01/01/2006 to 12/31/2006...........    $ 5.38       $ 5.60       266,020
   01/01/2007 to 12/31/2007...........    $ 5.60       $ 6.50       383,014
   01/01/2008 to 12/31/2008...........    $ 6.50       $ 3.69       318,742
   01/01/2009 to 12/31/2009...........    $ 3.69       $ 5.55       327,797
   01/01/2010 to 12/31/2010...........    $ 5.55       $ 6.48       316,781
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $ 9.10        50,155
   01/01/2004 to 12/31/2004...........    $ 9.10       $11.62       186,654
   01/01/2005 to 12/31/2005...........    $11.62       $15.07       278,771
   01/01/2006 to 12/31/2006...........    $15.07       $17.96       226,319
   01/01/2007 to 12/31/2007...........    $17.96       $23.49       230,618
   01/01/2008 to 12/31/2008...........    $23.49       $14.62       186,825
   01/01/2009 to 12/31/2009...........    $14.62       $16.68       156,252
   01/01/2010 to 12/31/2010...........    $16.68       $19.40       135,958
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........        --       $ 8.95        24,743
   01/01/2004 to 12/31/2004...........    $ 8.95       $ 8.02        27,913
   01/01/2005 to 12/31/2005...........    $ 8.02       $ 7.62        36,753
   01/01/2006 to 12/31/2006...........    $ 7.62       $ 8.44       116,086
   01/01/2007 to 12/31/2007...........    $ 8.44       $ 8.53        85,082
   01/01/2008 to 12/31/2008...........    $ 8.53       $ 6.78        76,505
   01/01/2009 to 12/31/2009...........    $ 6.78       $ 7.82        74,314
   01/01/2010 to 12/31/2010...........    $ 7.82       $ 7.76        31,364
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $13.38        89,687
   01/01/2004 to 12/31/2004...........    $13.38       $11.90       102,230
   01/01/2005 to 12/31/2005...........    $11.90       $14.84       200,314
   01/01/2006 to 12/31/2006...........    $14.84       $15.74       233,772
   01/01/2007 to 12/31/2007...........    $15.74       $19.03       203,953
   01/01/2008 to 12/31/2008...........    $19.03       $13.01       256,815
   01/01/2009 to 12/31/2009...........    $13.01       $17.39       237,439
   01/01/2010 to 12/31/2010...........    $17.39       $22.83       247,308
PROFUND VP REAL ESTATE
   01/01/2003 to 12/31/2003...........        --       $14.00        18,355
   01/01/2004 to 12/31/2004...........    $14.00       $17.58        53,006
   01/01/2005 to 12/31/2005...........    $17.58       $18.54        31,980
   01/01/2006 to 12/31/2006...........    $18.54       $24.25        61,873
   01/01/2007 to 12/31/2007...........    $24.25       $19.25        39,817
   01/01/2008 to 12/31/2008...........    $19.25       $11.17        46,281
   01/01/2009 to 12/31/2009...........    $11.17       $14.10        52,257
   01/01/2010 to 12/31/2010...........    $14.10       $17.37        29,823

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 7.61        78,428
   01/01/2004 to 12/31/2004...........    $ 7.61       $ 6.70       266,169
   01/01/2005 to 12/31/2005...........    $ 6.70       $ 6.09       302,979
   01/01/2006 to 12/31/2006...........    $ 6.09       $ 6.63       268,688
   01/01/2007 to 12/31/2007...........    $ 6.63       $ 6.20       268,294
   01/01/2008 to 12/31/2008...........    $ 6.20       $ 3.80       202,541
   01/01/2009 to 12/31/2009...........    $ 3.80       $ 4.96       266,088
   01/01/2010 to 12/31/2010...........    $ 4.96       $ 4.11       219,463
PROFUND VP SEMICONDUCTOR
   01/01/2003 to 12/31/2003...........        --       $ 9.58        17,621
   01/01/2004 to 12/31/2004...........    $ 9.58       $ 7.23        52,485
   01/01/2005 to 12/31/2005...........    $ 7.23       $ 7.76        68,309
   01/01/2006 to 12/31/2006...........    $ 7.76       $ 7.12         9,658
   01/01/2007 to 12/31/2007...........    $ 7.12       $ 7.53        18,356
   01/01/2008 to 12/31/2008...........    $ 7.53       $ 3.73        21,594
   01/01/2009 to 12/31/2009...........    $ 3.73       $ 6.04        68,094
   01/01/2010 to 12/31/2010...........    $ 6.04       $ 6.71        23,685
PROFUND VP SHORT MID-CAP
   01/01/2004 to 12/31/2004...........        --       $ 9.70           571
   01/01/2005 to 12/31/2005...........    $ 9.70       $ 8.67           975
   01/01/2006 to 12/31/2006...........    $ 8.67       $ 8.26         4,948
   01/01/2007 to 12/31/2007...........    $ 8.26       $ 7.92        17,295
   01/01/2008 to 12/31/2008...........    $ 7.92       $10.31        19,300
   01/01/2009 to 12/31/2009...........    $10.31       $ 6.58        57,877
   01/01/2010 to 12/31/2010...........    $ 6.58       $ 4.82        47,099
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 6.83        40,617
   01/01/2004 to 12/31/2004...........    $ 6.83       $ 5.99        77,280
   01/01/2005 to 12/31/2005...........    $ 5.99       $ 5.97        77,758
   01/01/2006 to 12/31/2006...........    $ 5.97       $ 5.81        53,401
   01/01/2007 to 12/31/2007...........    $ 5.81       $ 5.08        37,820
   01/01/2008 to 12/31/2008...........    $ 5.08       $ 7.43        61,822
   01/01/2009 to 12/31/2009...........    $ 7.43       $ 4.35        83,247
   01/01/2010 to 12/31/2010...........    $ 4.35       $ 3.39        75,845
PROFUND VP SHORT SMALL-CAP
   01/01/2004 to 12/31/2004...........        --       $ 9.55         7,859
   01/01/2005 to 12/31/2005...........    $ 9.55       $ 9.15        11,578
   01/01/2006 to 12/31/2006...........    $ 9.15       $ 7.97         6,984
   01/01/2007 to 12/31/2007...........    $ 7.97       $ 8.23        35,184
   01/01/2008 to 12/31/2008...........    $ 8.23       $10.08        25,904
   01/01/2009 to 12/31/2009...........    $10.08       $ 6.73        32,810
   01/01/2010 to 12/31/2010...........    $ 6.73       $ 4.72        38,078

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $10.23        65,882
   01/01/2004 to 12/31/2004...........    $10.23       $12.11       237,000
   01/01/2005 to 12/31/2005...........    $12.11       $12.86       341,834
   01/01/2006 to 12/31/2006...........    $12.86       $13.79       103,542
   01/01/2007 to 12/31/2007...........    $13.79       $14.17        70,944
   01/01/2008 to 12/31/2008...........    $14.17       $ 9.23        89,300
   01/01/2009 to 12/31/2009...........    $ 9.23       $11.50        80,525
   01/01/2010 to 12/31/2010...........    $11.50       $14.28       164,711
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $ 9.46       105,751
   01/01/2004 to 12/31/2004...........    $ 9.46       $11.22       123,988
   01/01/2005 to 12/31/2005...........    $11.22       $11.52        53,564
   01/01/2006 to 12/31/2006...........    $11.52       $13.36       181,265
   01/01/2007 to 12/31/2007...........    $13.36       $12.24        56,109
   01/01/2008 to 12/31/2008...........    $12.24       $ 8.38        63,921
   01/01/2009 to 12/31/2009...........    $ 8.38       $ 9.96        41,964
   01/01/2010 to 12/31/2010...........    $ 9.96       $12.01        57,571
PROFUND VP TECHNOLOGY
   01/01/2003 to 12/31/2003...........        --       $ 5.00        74,180
   01/01/2004 to 12/31/2004...........    $ 5.00       $ 4.91        88,720
   01/01/2005 to 12/31/2005...........    $ 4.91       $ 4.91       109,697
   01/01/2006 to 12/31/2006...........    $ 4.91       $ 5.24        74,232
   01/01/2007 to 12/31/2007...........    $ 5.24       $ 5.92       199,048
   01/01/2008 to 12/31/2008...........    $ 5.92       $ 3.25        78,353
   01/01/2009 to 12/31/2009...........    $ 3.25       $ 5.19       138,365
   01/01/2010 to 12/31/2010...........    $ 5.19       $ 5.67       108,312
PROFUND VP TELECOMMUNICATIONS
   01/01/2003 to 12/31/2003...........        --       $ 4.41        30,179
   01/01/2004 to 12/31/2004...........    $ 4.41       $ 5.04       118,731
   01/01/2005 to 12/31/2005...........    $ 5.04       $ 4.64        45,277
   01/01/2006 to 12/31/2006...........    $ 4.64       $ 6.16       207,252
   01/01/2007 to 12/31/2007...........    $ 6.16       $ 6.59       120,262
   01/01/2008 to 12/31/2008...........    $ 6.59       $ 4.27        89,358
   01/01/2009 to 12/31/2009...........    $ 4.27       $ 4.52        80,465
   01/01/2010 to 12/31/2010...........    $ 4.52       $ 5.17        83,526
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2003 to 12/31/2003...........        --       $11.15        20,058
   01/01/2004 to 12/31/2004...........    $11.15       $11.91        42,782
   01/01/2005 to 12/31/2005...........    $11.91       $12.83       119,421
   01/01/2006 to 12/31/2006...........    $12.83       $12.09        50,469
   01/01/2007 to 12/31/2007...........    $12.09       $13.15       250,069
   01/01/2008 to 12/31/2008...........    $13.15       $19.44       169,486
   01/01/2009 to 12/31/2009...........    $19.44       $12.93        80,750
   01/01/2010 to 12/31/2010...........    $12.93       $14.06        70,483

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRABULL
   01/01/2003 to 12/31/2003...........        --       $ 7.13         56,257
   01/01/2004 to 12/31/2004...........    $ 7.13       $ 8.25        305,666
   01/01/2005 to 12/31/2005...........    $ 8.25       $ 8.36         82,031
   01/01/2006 to 12/31/2006...........    $ 8.36       $10.16         91,153
   01/01/2007 to 12/31/2007...........    $10.16       $10.11        117,940
   01/01/2008 to 12/31/2008...........    $10.11       $ 3.26        201,842
   01/01/2009 to 12/31/2009...........    $ 3.26       $ 4.65        187,230
   01/01/2010 to 12/31/2010...........    $ 4.65       $ 5.61        134,141
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $ 9.62         34,556
   01/01/2004 to 12/31/2004...........    $ 9.62       $12.13        115,073
   01/01/2005 to 12/31/2005...........    $12.13       $14.12        150,869
   01/01/2006 to 12/31/2006...........    $14.12       $15.42        133,297
   01/01/2007 to 12/31/2007...........    $15.42       $16.14         93,025
   01/01/2008 to 12/31/2008...........    $16.14       $ 5.18        149,958
   01/01/2009 to 12/31/2009...........    $ 5.18       $ 8.49        113,659
   01/01/2010 to 12/31/2010...........    $ 8.49       $12.54        116,062
PROFUND VP ULTRANASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 0.77        890,270
   01/01/2004 to 12/31/2004...........    $ 0.77       $ 0.87      6,405,048
   01/01/2005 to 12/31/2005...........    $ 0.87       $ 0.82      7,044,313
   01/01/2006 to 12/31/2006...........    $ 0.82       $ 0.85      6,941,343
   01/01/2007 to 12/31/2007...........    $ 0.85       $ 1.08      6,538,979
   01/01/2008 to 12/31/2008...........    $ 1.08       $ 0.29      2,231,878
   01/01/2009 to 12/31/2009...........    $ 0.29       $ 0.63      3,119,054
   01/01/2010 to 12/31/2010...........    $ 0.63       $ 0.84      2,867,144
PROFUND VP ULTRASMALL-CAP
   01/01/2003 to 12/31/2003...........        --       $ 9.49         60,051
   01/01/2004 to 12/31/2004...........    $ 9.49       $12.28        143,175
   01/01/2005 to 12/31/2005...........    $12.28       $12.10         52,922
   01/01/2006 to 12/31/2006...........    $12.10       $15.06         56,197
   01/01/2007 to 12/31/2007...........    $15.06       $12.91         55,859
   01/01/2008 to 12/31/2008...........    $12.91       $ 4.31        126,179
   01/01/2009 to 12/31/2009...........    $ 4.31       $ 5.97        128,561
   01/01/2010 to 12/31/2010...........    $ 5.97       $ 8.75         82,740
PROFUND VP UTILITIES
   01/01/2003 to 12/31/2003...........        --       $ 7.32         18,902
   01/01/2004 to 12/31/2004...........    $ 7.32       $ 8.75         79,702
   01/01/2005 to 12/31/2005...........    $ 8.75       $ 9.77        213,814
   01/01/2006 to 12/31/2006...........    $ 9.77       $11.51        237,712
   01/01/2007 to 12/31/2007...........    $11.51       $13.16        338,965
   01/01/2008 to 12/31/2008...........    $13.16       $ 9.00        105,879
   01/01/2009 to 12/31/2009...........    $ 9.00       $ 9.85         95,836
   01/01/2010 to 12/31/2010...........    $ 9.85       $10.30         65,508

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53        18,568
   01/01/2005 to 12/31/2005...........    $10.53       $12.10        32,119
   01/01/2006 to 12/31/2006...........    $12.10       $14.47       100,114
   01/01/2007 to 12/31/2007...........    $14.47       $17.08       109,207
   01/01/2008 to 12/31/2008...........    $17.08       $ 8.38        53,085
   01/01/2009 to 12/31/2009...........    $ 8.38       $11.35        39,038
   01/01/2010 to 12/31/2010...........    $11.35       $12.78        37,153
RYDEX VT INVERSE S&P 500 STRATEGY
   01/01/2005 to 12/31/2005...........    $ 9.98       $ 9.78             0
   01/01/2006 to 12/31/2006...........    $ 9.78       $ 8.93             0
   01/01/2007 to 12/31/2007...........    $ 8.93       $ 8.89             0
   01/01/2008 to 12/31/2008...........    $ 8.89       $12.23             0
   01/01/2009 to 12/31/2009...........    $12.23       $ 8.75             0
   01/01/2010 to 12/31/2010...........    $ 8.75       $ 7.17             0
RYDEX VT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 3.89         4,672
   01/01/2004 to 12/31/2004...........    $ 3.89       $ 4.20        13,538
   01/01/2005 to 12/31/2005...........    $ 4.20       $ 4.19        12,614
   01/01/2006 to 12/31/2006...........    $ 4.19       $ 4.38        25,862
   01/01/2007 to 12/31/2007...........    $ 4.38       $ 5.10        14,904
   01/01/2008 to 12/31/2008...........    $ 5.10       $ 2.92           211
   01/01/2009 to 12/31/2009...........    $ 2.92       $ 4.39             4
   01/01/2010 to 12/31/2010...........    $ 4.39       $ 5.13             0
RYDEX VT NOVA
   01/01/2004 to 12/31/2004...........        --       $ 6.50         1,742
   01/01/2005 to 12/31/2005...........    $ 6.50       $ 6.68         1,702
   01/01/2006 to 12/31/2006...........    $ 6.68       $ 7.86        10,648
   01/01/2007 to 12/31/2007...........    $ 7.86       $ 7.85         8,802
   01/01/2008 to 12/31/2008...........    $ 7.85       $ 3.53           145
   01/01/2009 to 12/31/2009...........    $ 3.53       $ 4.72             8
   01/01/2010 to 12/31/2010...........    $ 4.72       $ 5.60             0
S&P TARGET 24 PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.89         5,532
   01/01/2004 to 12/31/2004...........    $11.89       $13.34        43,536
   01/01/2005 to 12/31/2005...........    $13.34       $13.72        46,537
   01/01/2006 to 12/31/2006...........    $13.72       $13.94        45,207
   01/01/2007 to 12/31/2007...........    $13.94       $14.35        57,244
   01/01/2008 to 12/31/2008...........    $14.35       $10.21        32,217
   01/01/2009 to 12/31/2009...........    $10.21       $11.47        38,613
   01/01/2010 to 12/31/2010...........    $11.47       $13.51        20,090
TARGET MANAGED VIP PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.20       476,951
   01/01/2004 to 12/31/2004...........    $13.20       $14.64       695,591
   01/01/2005 to 12/31/2005...........    $14.64       $15.50       732,183
   01/01/2006 to 12/31/2006...........    $15.50       $17.07       751,781
   01/01/2007 to 12/31/2007...........    $17.07       $18.45       676,438
   01/01/2008 to 12/31/2008...........    $18.45       $10.05       229,477
   01/01/2009 to 12/31/2009...........    $10.05       $11.22       142,533
   01/01/2010 to 12/31/2010...........    $11.22       $13.20       110,909

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW DART 10 PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.05        10,069
   01/01/2004 to 12/31/2004...........    $12.05       $12.35        24,245
   01/01/2005 to 12/31/2005...........    $12.35       $11.81        25,001
   01/01/2006 to 12/31/2006...........    $11.81       $14.64        50,230
   01/01/2007 to 12/31/2007...........    $14.64       $14.55        42,707
   01/01/2008 to 12/31/2008...........    $14.55       $10.27        13,353
   01/01/2009 to 12/31/2009...........    $10.27       $11.56        10,232
   01/01/2010 to 12/31/2010...........    $11.56       $13.33        15,522
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.79       290,983
   01/01/2006 to 12/31/2006...........    $ 9.79       $11.42       415,893
   01/01/2007 to 12/31/2007...........    $11.42       $11.40       397,672
   01/01/2008 to 12/31/2008...........    $11.40       $ 6.69       263,193
   01/01/2009 to 12/31/2009...........    $ 6.69       $ 7.54       233,259
   01/01/2010 to 12/31/2010...........    $ 7.54       $ 8.68       192,557
VALUE LINE TARGET 25 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $16.61        33,213
   01/01/2005 to 12/31/2005...........    $16.61       $19.64       130,528
   01/01/2006 to 12/31/2006...........    $19.64       $19.95       178,140
   01/01/2007 to 12/31/2007...........    $19.95       $23.28       204,229
   01/01/2008 to 12/31/2008...........    $23.28       $10.39       181,230
   01/01/2009 to 12/31/2009...........    $10.39       $10.99       158,950
   01/01/2010 to 12/31/2010...........    $10.99       $14.15       124,480
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $ 9.10         1,838
   01/01/2004 to 12/31/2004...........    $ 9.10       $ 9.99         1,661
   01/01/2005 to 12/31/2005...........    $ 9.99       $10.18         1,500
   01/01/2006 to 12/31/2006...........    $10.18       $12.27         1,357
   01/01/2007 to 12/31/2007...........    $12.27       $11.97         2,221
   01/01/2008 to 12/31/2008...........    $11.97       $ 7.68            46
   01/01/2009 to 12/31/2009...........    $ 7.68       $ 9.78            18
   01/01/2010 to 07/16/2010...........    $ 9.78       $ 9.40             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........        --       $15.79        10,586
   01/01/2004 to 12/31/2004...........    $15.79       $17.32        19,612
   01/01/2005 to 12/31/2005...........    $17.32       $18.02        23,574
   01/01/2006 to 12/31/2006...........    $18.02       $21.10        23,739
   01/01/2007 to 12/31/2007...........    $21.10       $21.42        20,467
   01/01/2008 to 12/31/2008...........    $21.42       $13.44        55,757
   01/01/2009 to 12/31/2009...........    $13.44       $15.51        30,734
   01/01/2010 to 07/16/2010...........    $15.51       $14.93             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.28       $14.87       173,563
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $14.93       $17.43        37,256
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.08       $14.00       129,477
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.27       116,451



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH HAV, EBP AND GRO PLUS OR WITH COMBO 5% AND GRO
                                 PLUS (1.40%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.58       1,803,985
   01/01/2006 to 12/31/2006...........    $10.58       $11.43       1,249,390
   01/01/2007 to 12/31/2007...........    $11.43       $11.86         932,892
   01/01/2008 to 12/31/2008...........    $11.86       $11.15         861,174
   01/01/2009 to 12/31/2009...........    $11.15       $12.85         519,456
   01/01/2010 to 12/31/2010...........    $12.85       $14.74         475,834
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02       2,665,058
   01/01/2006 to 12/31/2006...........    $10.02       $11.04      15,377,041
   01/01/2007 to 12/31/2007...........    $11.04       $11.89      16,578,959
   01/01/2008 to 12/31/2008...........    $11.89       $ 7.99      12,114,227
   01/01/2009 to 12/31/2009...........    $ 7.99       $ 9.80       8,412,160
   01/01/2010 to 12/31/2010...........    $ 9.80       $10.82       6,859,093
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.68       2,979,748
   01/01/2007 to 12/31/2007...........    $10.68       $11.53       3,262,300
   01/01/2008 to 12/31/2008...........    $11.53       $ 7.98       2,623,801
   01/01/2009 to 12/31/2009...........    $ 7.98       $ 9.93       1,932,680
   01/01/2010 to 12/31/2010...........    $ 9.93       $11.13       1,675,735
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00       1,064,744
   01/01/2006 to 12/31/2006...........    $10.00       $11.41       3,036,468
   01/01/2007 to 12/31/2007...........    $11.41       $12.32       2,942,272
   01/01/2008 to 12/31/2008...........    $12.32       $ 7.01       1,907,116
   01/01/2009 to 12/31/2009...........    $ 7.01       $ 8.87       1,692,634
   01/01/2010 to 12/31/2010...........    $ 8.87       $10.03       1,379,070
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 3.51      85,441,507
   01/01/2003 to 12/31/2003...........    $ 3.51       $ 4.69      75,107,237
   01/01/2004 to 12/31/2004...........    $ 4.69       $ 5.01      56,424,612
   01/01/2005 to 12/02/2005...........    $ 5.01       $ 5.77               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 8.59      15,239,844
   01/01/2003 to 12/31/2003...........    $ 8.59       $10.87       9,178,786
   01/01/2004 to 12/31/2004...........    $10.87       $12.21      10,727,241
   01/01/2005 to 12/31/2005...........    $12.21       $12.70       8,709,117
   01/01/2006 to 12/31/2006...........    $12.70       $15.20       8,113,851
   01/01/2007 to 12/31/2007...........    $15.20       $14.45       5,415,506
   01/01/2008 to 12/31/2008...........    $14.45       $ 8.28       3,533,290
   01/01/2009 to 12/31/2009...........    $ 8.28       $10.11       2,626,014
   01/01/2010 to 12/31/2010...........    $10.11       $11.29       1,846,042
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $21.31      49,030,576
   01/01/2003 to 12/31/2003...........    $21.31       $27.83      46,013,553
   01/01/2004 to 12/31/2004...........    $27.83       $30.46      38,178,893
   01/01/2005 to 12/31/2005...........    $30.46       $31.47      31,437,386
   01/01/2006 to 12/31/2006...........    $31.47       $36.39      22,579,594
   01/01/2007 to 12/31/2007...........    $36.39       $37.71      16,599,454
   01/01/2008 to 12/31/2008...........    $37.71       $22.06      12,134,923
   01/01/2009 to 12/31/2009...........    $22.06       $25.92       9,504,835
   01/01/2010 to 12/31/2010...........    $25.92       $28.85       7,333,264
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 7.12       3,031,899
   01/01/2003 to 12/31/2003...........    $ 7.12       $ 8.85       4,017,495
   01/01/2004 to 12/31/2004...........    $ 8.85       $ 9.61       3,645,930
   01/01/2005 to 12/02/2005...........    $ 9.61       $10.65               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.16      22,410,834
   01/01/2003 to 12/31/2003...........    $10.16       $12.91      19,177,690
   01/01/2004 to 12/31/2004...........    $12.91       $14.33      22,392,584
   01/01/2005 to 12/31/2005...........    $14.33       $14.78      17,661,290
   01/01/2006 to 12/31/2006...........    $14.78       $17.03      13,781,721
   01/01/2007 to 12/31/2007...........    $17.03       $16.77      10,298,652
   01/01/2008 to 12/31/2008...........    $16.77       $10.79       7,608,971
   01/01/2009 to 12/31/2009...........    $10.79       $12.53       6,004,439
   01/01/2010 to 12/31/2010...........    $12.53       $14.07       4,660,547
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         574,168
   01/01/2006 to 12/31/2006...........    $10.03       $10.93       4,929,350
   01/01/2007 to 12/31/2007...........    $10.93       $11.76       7,713,892
   01/01/2008 to 12/31/2008...........    $11.76       $ 8.27       7,213,953
   01/01/2009 to 12/31/2009...........    $ 8.27       $10.05       6,105,409
   01/01/2010 to 12/31/2010...........    $10.05       $11.13       5,591,782

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.42               0
   01/01/2010 to 12/31/2010...........    $ 9.42       $10.27               0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.82               0
   01/01/2010 to 12/31/2010...........    $ 8.82       $ 9.73               0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01       2,913,772
   01/01/2006 to 12/31/2006...........    $10.01       $11.22      12,667,838
   01/01/2007 to 12/31/2007...........    $11.22       $12.14      12,424,089
   01/01/2008 to 12/31/2008...........    $12.14       $ 7.79       9,050,627
   01/01/2009 to 12/31/2009...........    $ 7.79       $ 9.62       7,140,551
   01/01/2010 to 12/31/2010...........    $ 9.62       $10.76       5,658,094
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.51         148,426
   01/01/2008 to 12/31/2008...........    $11.51       $ 7.35         188,488
   01/01/2009 to 12/31/2009...........    $ 7.35       $ 9.20         280,987
   01/01/2010 to 12/31/2010...........    $ 9.20       $10.37         303,595
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.04          44,706
   01/01/2008 to 12/31/2008...........    $10.04       $ 7.17         703,041
   01/01/2009 to 12/31/2009...........    $ 7.17       $ 8.73       1,086,235
   01/01/2010 to 12/31/2010...........    $ 8.73       $ 9.63       1,076,591
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.67      14,017,528
   01/01/2003 to 12/31/2003...........    $10.67       $14.45      13,914,477
   01/01/2004 to 12/31/2004...........    $14.45       $19.66      12,347,410
   01/01/2005 to 12/31/2005...........    $19.66       $22.26       9,544,233
   01/01/2006 to 12/31/2006...........    $22.26       $30.01       8,024,125
   01/01/2007 to 12/31/2007...........    $30.01       $23.69       4,786,597
   01/01/2008 to 12/31/2008...........    $23.69       $15.17       3,322,496
   01/01/2009 to 12/31/2009...........    $15.17       $19.73       2,536,513
   01/01/2010 to 12/31/2010...........    $19.73       $25.04       2,054,835
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 7.68         581,833
   01/01/2003 to 12/31/2003...........    $ 7.68       $10.86       2,104,855
   01/01/2004 to 12/31/2004...........    $10.86       $13.07       3,380,290
   01/01/2005 to 12/31/2005...........    $13.07       $13.05       2,832,722
   01/01/2006 to 12/31/2006...........    $13.05       $15.43       2,366,568
   01/01/2007 to 12/31/2007...........    $15.43       $12.51       1,527,901
   01/01/2008 to 07/18/2008...........    $12.51       $11.48               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 4.96       5,188,521
   01/01/2003 to 12/31/2003...........    $ 4.96       $ 8.29       9,773,467
   01/01/2004 to 12/31/2004...........    $ 8.29       $10.06       9,987,085
   01/01/2005 to 12/31/2005...........    $10.06       $10.85       9,559,347
   01/01/2006 to 12/31/2006...........    $10.85       $12.08       7,637,526
   01/01/2007 to 12/31/2007...........    $12.08       $13.25       5,801,105
   01/01/2008 to 12/31/2008...........    $13.25       $ 7.30       4,055,466
   01/01/2009 to 12/31/2009...........    $ 7.30       $ 9.55       2,973,182
   01/01/2010 to 12/31/2010...........    $ 9.55       $12.48       2,233,337
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.00          13,357
   01/01/2008 to 12/31/2008...........    $10.00       $ 7.18         220,768
   01/01/2009 to 12/31/2009...........    $ 7.18       $ 8.58         338,696
   01/01/2010 to 12/31/2010...........    $ 8.58       $ 9.59         286,142
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.60       1,813,065
   01/01/2007 to 12/31/2007...........    $10.60       $11.35       2,991,098
   01/01/2008 to 12/31/2008...........    $11.35       $ 7.33       2,139,196
   01/01/2009 to 12/31/2009...........    $ 7.33       $ 8.95       1,998,747
   01/01/2010 to 12/31/2010...........    $ 8.95       $10.09       1,518,117
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.50       1,615,754
   01/01/2007 to 12/31/2007...........    $10.50       $11.54       2,287,035
   01/01/2008 to 12/31/2008...........    $11.54       $ 6.74       1,810,519
   01/01/2009 to 12/31/2009...........    $ 6.74       $ 8.38       1,360,956
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 9.83       1,121,959
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.48           3,034
   01/01/2009 to 11/13/2009...........    $ 7.48       $ 8.39               0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.12           2,672
   01/01/2009 to 12/31/2009...........    $ 6.12       $ 8.15             870
   01/01/2010 to 12/31/2010...........    $ 8.15       $ 9.66             613
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $19.17      56,016,467
   01/01/2003 to 12/31/2003...........    $19.17       $23.68      44,566,515
   01/01/2004 to 12/31/2004...........    $23.68       $24.21      35,447,067
   01/01/2005 to 12/31/2005...........    $24.21       $24.66      26,395,869
   01/01/2006 to 12/31/2006...........    $24.66       $26.75      20,053,316
   01/01/2007 to 12/31/2007...........    $26.75       $30.06      15,223,886
   01/01/2008 to 12/31/2008...........    $30.06       $17.70      11,936,625
   01/01/2009 to 12/31/2009...........    $17.70       $26.08       9,793,858
   01/01/2010 to 12/31/2010...........    $26.08       $28.36       7,955,865

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 2.78      16,748,577
   01/01/2003 to 12/31/2003...........    $ 2.78       $ 3.60      21,856,921
   01/01/2004 to 12/31/2004...........    $ 3.60       $ 4.13      22,942,466
   01/01/2005 to 12/31/2005...........    $ 4.13       $ 4.27      21,879,308
   01/01/2006 to 12/31/2006...........    $ 4.27       $ 4.47      15,220,023
   01/01/2007 to 12/31/2007...........    $ 4.47       $ 5.26      12,013,797
   01/01/2008 to 12/31/2008...........    $ 5.26       $ 3.07       9,409,948
   01/01/2009 to 12/31/2009...........    $ 3.07       $ 4.76       8,121,170
   01/01/2010 to 12/31/2010...........    $ 4.76       $ 5.62       6,101,814
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $13.72      20,004,839
   01/01/2003 to 12/31/2003...........    $13.72       $19.09      15,281,632
   01/01/2004 to 12/31/2004...........    $19.09       $22.62      11,890,819
   01/01/2005 to 12/31/2005...........    $22.62       $23.41       9,013,641
   01/01/2006 to 12/31/2006...........    $23.41       $27.07       6,709,563
   01/01/2007 to 12/31/2007...........    $27.07       $25.32       4,753,468
   01/01/2008 to 12/31/2008...........    $25.32       $18.31       3,516,151
   01/01/2009 to 12/31/2009...........    $18.31       $22.91       2,739,839
   01/01/2010 to 12/31/2010...........    $22.91       $28.63       2,139,113
AST HIGH YIELD PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $12.47      38,477,793
   01/01/2003 to 12/31/2003...........    $12.47       $14.95      39,951,395
   01/01/2004 to 12/31/2004...........    $14.95       $16.37      29,073,000
   01/01/2005 to 12/31/2005...........    $16.37       $16.32      20,139,821
   01/01/2006 to 12/31/2006...........    $16.32       $17.76      15,019,438
   01/01/2007 to 12/31/2007...........    $17.76       $17.95      10,124,618
   01/01/2008 to 12/31/2008...........    $17.95       $13.17       7,503,093
   01/01/2009 to 12/31/2009...........    $13.17       $17.61       7,533,659
   01/01/2010 to 12/31/2010...........    $17.61       $19.71       6,013,578
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.19          52,352
   01/01/2008 to 12/31/2008...........    $10.19       $ 6.96         106,334
   01/01/2009 to 12/31/2009...........    $ 6.96       $ 8.70         330,295
   01/01/2010 to 12/31/2010...........    $ 8.70       $ 9.76         409,522
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17           8,576
   01/01/2008 to 12/31/2008...........    $10.17       $ 7.60         233,643
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 9.25         933,725
   01/01/2010 to 12/31/2010...........    $ 9.25       $10.18         937,483

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.92      29,062,215
   01/01/2003 to 12/31/2003...........    $ 9.92       $13.70      29,706,745
   01/01/2004 to 12/31/2004...........    $13.70       $15.69      45,657,801
   01/01/2005 to 12/31/2005...........    $15.69       $18.04      37,038,140
   01/01/2006 to 12/31/2006...........    $18.04       $21.51      28,287,747
   01/01/2007 to 12/31/2007...........    $21.51       $25.25      20,533,823
   01/01/2008 to 12/31/2008...........    $25.25       $12.39      15,378,715
   01/01/2009 to 12/31/2009...........    $12.39       $16.53      12,029,702
   01/01/2010 to 12/31/2010...........    $16.53       $18.66       9,350,779
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 8.81      10,185,535
   01/01/2003 to 12/31/2003...........    $ 8.81       $11.64       9,705,366
   01/01/2004 to 12/31/2004...........    $11.64       $13.89       8,761,943
   01/01/2005 to 12/31/2005...........    $13.89       $15.57       7,030,417
   01/01/2006 to 12/31/2006...........    $15.57       $19.57       6,836,789
   01/01/2007 to 12/31/2007...........    $19.57       $22.73       6,106,551
   01/01/2008 to 12/31/2008...........    $22.73       $12.55       4,054,998
   01/01/2009 to 12/31/2009...........    $12.55       $16.15       3,231,676
   01/01/2010 to 12/31/2010...........    $16.15       $17.68       2,556,374
AST INVESTMENT GRADE BOND PORTFOLIO
   01/01/2009 to 12/31/2009...........    $10.93       $12.00               0
   01/01/2010 to 12/31/2010...........    $12.00       $13.11               0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $14.50      18,212,529
   01/01/2003 to 12/31/2003...........    $14.50       $17.09      14,050,030
   01/01/2004 to 12/31/2004...........    $17.09       $18.72      10,839,913
   01/01/2005 to 12/31/2005...........    $18.72       $19.73       8,516,055
   01/01/2006 to 12/31/2006...........    $19.73       $21.63       6,637,956
   01/01/2007 to 12/31/2007...........    $21.63       $21.74       5,343,871
   01/01/2008 to 12/31/2008...........    $21.74       $17.66       4,924,248
   01/01/2009 to 12/31/2009...........    $17.66       $21.24       3,931,329
   01/01/2010 to 12/31/2010...........    $21.24       $22.48       3,035,081
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29               0
   01/01/2010 to 12/31/2010...........    $10.29       $11.30               0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30               0
   01/01/2010 to 12/31/2010...........    $10.30       $11.55             661

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $19.53      14,140,023
   01/01/2003 to 12/31/2003...........    $19.53       $25.15      10,947,011
   01/01/2004 to 12/31/2004...........    $25.15       $29.04       9,357,235
   01/01/2005 to 12/31/2005...........    $29.04       $31.79       8,194,484
   01/01/2006 to 12/31/2006...........    $31.79       $38.49       6,847,461
   01/01/2007 to 12/31/2007...........    $38.49       $41.54       5,243,629
   01/01/2008 to 12/31/2008...........    $41.54       $24.01       3,716,140
   01/01/2009 to 12/31/2009...........    $24.01       $32.16       3,101,048
   01/01/2010 to 12/31/2010...........    $32.16       $33.99       2,383,365
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $16.14      37,055,825
   01/01/2003 to 12/31/2003...........    $16.14       $19.09      29,269,249
   01/01/2004 to 12/31/2004...........    $19.09       $21.73      23,642,429
   01/01/2005 to 12/31/2005...........    $21.73       $22.81      20,821,966
   01/01/2006 to 12/31/2006...........    $22.81       $26.64      15,435,088
   01/01/2007 to 12/31/2007...........    $26.64       $25.48      11,112,691
   01/01/2008 to 12/31/2008...........    $25.48       $14.70       7,901,436
   01/01/2009 to 12/31/2009...........    $14.70       $17.31       6,166,484
   01/01/2010 to 12/31/2010...........    $17.31       $19.31       4,821,463
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $10.18      10,468,962
   01/01/2003 to 12/31/2003...........    $10.18       $11.92      13,311,181
   01/01/2004 to 12/31/2004...........    $11.92       $12.63      12,180,171
   01/01/2005 to 12/31/2005...........    $12.63       $12.59      11,723,913
   01/01/2006 to 12/31/2006...........    $12.59       $13.63       9,784,093
   01/01/2007 to 12/31/2007...........    $13.63       $14.26       6,998,946
   01/01/2008 to 12/31/2008...........    $14.26       $10.79       6,398,029
   01/01/2009 to 12/31/2009...........    $10.79       $14.32       5,607,447
   01/01/2010 to 12/31/2010...........    $14.32       $16.02       3,642,141
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $11.44      81,046,482
   01/01/2003 to 12/31/2003...........    $11.44       $14.86      77,042,171
   01/01/2004 to 12/31/2004...........    $14.86       $16.95      69,411,260
   01/01/2005 to 12/31/2005...........    $16.95       $17.86      59,386,358
   01/01/2006 to 12/31/2006...........    $17.86       $18.88      44,046,564
   01/01/2007 to 12/31/2007...........    $18.88       $21.40      32,924,267
   01/01/2008 to 12/31/2008...........    $21.40       $11.89      23,595,291
   01/01/2009 to 12/31/2009...........    $11.89       $15.21      17,981,040
   01/01/2010 to 12/31/2010...........    $15.21       $17.96      13,671,294
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 7.74       5,878,055
   01/01/2003 to 12/31/2003...........    $ 7.74       $ 9.70       6,790,405
   01/01/2004 to 12/31/2004...........    $ 9.70       $11.32       7,680,830
   01/01/2005 to 12/31/2005...........    $11.32       $12.01       6,349,802
   01/01/2006 to 12/31/2006...........    $12.01       $14.72       6,846,725
   01/01/2007 to 12/31/2007...........    $14.72       $15.88       4,592,105
   01/01/2008 to 12/31/2008...........    $15.88       $10.33       3,014,319
   01/01/2009 to 12/31/2009...........    $10.33       $13.40       2,460,934
   01/01/2010 to 12/31/2010...........    $13.40       $14.80       1,882,386

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 5.68      85,193,279
   01/01/2003 to 12/31/2003...........    $ 5.68       $ 6.88      71,618,196
   01/01/2004 to 12/31/2004...........    $ 6.88       $ 7.51      55,056,292
   01/01/2005 to 12/31/2005...........    $ 7.51       $ 7.87      43,915,960
   01/01/2006 to 12/31/2006...........    $ 7.87       $ 8.51      32,468,513
   01/01/2007 to 12/31/2007...........    $ 8.51       $ 9.66      24,531,391
   01/01/2008 to 12/31/2008...........    $ 9.66       $ 6.07      19,334,321
   01/01/2009 to 12/31/2009...........    $ 6.07       $ 7.44      15,520,099
   01/01/2010 to 12/31/2010...........    $ 7.44       $ 8.27      12,292,529
AST MID-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 7.59      11,924,124
   01/01/2003 to 12/31/2003...........    $ 7.59       $10.16      12,585,857
   01/01/2004 to 12/31/2004...........    $10.16       $11.56      10,602,164
   01/01/2005 to 12/31/2005...........    $11.56       $12.01       8,092,611
   01/01/2006 to 12/31/2006...........    $12.01       $13.53       6,002,578
   01/01/2007 to 12/31/2007...........    $13.53       $13.71       3,968,229
   01/01/2008 to 12/31/2008...........    $13.71       $ 8.36       2,639,180
   01/01/2009 to 12/31/2009...........    $ 8.36       $11.45       2,070,962
   01/01/2010 to 12/31/2010...........    $11.45       $13.96       1,567,706
AST MONEY MARKET PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $13.23     163,759,511
   01/01/2003 to 12/31/2003...........    $13.23       $13.12      91,304,625
   01/01/2004 to 12/31/2004...........    $13.12       $13.05      62,955,144
   01/01/2005 to 12/31/2005...........    $13.05       $13.22      59,837,530
   01/01/2006 to 12/31/2006...........    $13.22       $13.63      50,710,337
   01/01/2007 to 12/31/2007...........    $13.63       $14.10      52,212,928
   01/01/2008 to 12/31/2008...........    $14.10       $14.25      57,864,919
   01/01/2009 to 12/31/2009...........    $14.25       $14.09      34,323,383
   01/01/2010 to 12/31/2010...........    $14.09       $13.89      24,767,851
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $17.78      37,524,187
   01/01/2003 to 12/31/2003...........    $17.78       $23.90      32,561,133
   01/01/2004 to 12/31/2004...........    $23.90       $28.95      29,107,559
   01/01/2005 to 12/31/2005...........    $28.95       $31.99      24,184,320
   01/01/2006 to 12/31/2006...........    $31.99       $34.93      17,528,205
   01/01/2007 to 12/31/2007...........    $34.93       $35.53      12,804,521
   01/01/2008 to 12/31/2008...........    $35.53       $20.23       9,025,522
   01/01/2009 to 12/31/2009...........    $20.23       $28.05       7,001,733
   01/01/2010 to 12/31/2010...........    $28.05       $34.14       5,420,696
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $12.86      19,674,777
   01/01/2003 to 12/31/2003...........    $12.86       $16.55      17,346,127
   01/01/2004 to 12/31/2004...........    $16.55       $18.94      14,682,452
   01/01/2005 to 12/31/2005...........    $18.94       $21.19      23,467,625
   01/01/2006 to 12/31/2006...........    $21.19       $23.84      18,011,165
   01/01/2007 to 12/31/2007...........    $23.84       $28.72      14,075,022
   01/01/2008 to 12/31/2008...........    $28.72       $16.09      10,066,875
   01/01/2009 to 12/31/2009...........    $16.09       $20.59       8,075,857
   01/01/2010 to 12/31/2010...........    $20.59       $26.12       6,544,893

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 6.13      44,042,514
   01/01/2003 to 12/31/2003...........    $ 6.13       $ 8.92      38,960,912
   01/01/2004 to 12/31/2004...........    $ 8.92       $ 9.63      28,867,491
   01/01/2005 to 12/31/2005...........    $ 9.63       $ 9.53      21,497,192
   01/01/2006 to 12/31/2006...........    $ 9.53       $10.12      16,009,653
   01/01/2007 to 12/31/2007...........    $10.12       $11.85      12,227,188
   01/01/2008 to 12/31/2008...........    $11.85       $ 6.71       9,383,710
   01/01/2009 to 12/31/2009...........    $ 6.71       $ 8.11       7,861,269
   01/01/2010 to 12/31/2010...........    $ 8.11       $ 9.62       6,432,003
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.58               0
   01/01/2009 to 12/31/2009...........    $ 5.58       $ 9.16           3,116
   01/01/2010 to 12/31/2010...........    $ 9.16       $11.05          19,317
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $14.26      61,707,894
   01/01/2003 to 12/31/2003...........    $14.26       $14.52      49,909,791
   01/01/2004 to 12/31/2004...........    $14.52       $14.61      43,557,328
   01/01/2005 to 12/31/2005...........    $14.61       $14.64      37,712,356
   01/01/2006 to 12/31/2006...........    $14.64       $14.99      27,916,627
   01/01/2007 to 12/31/2007...........    $14.99       $15.78      20,283,687
   01/01/2008 to 12/31/2008...........    $15.78       $15.73      15,096,348
   01/01/2009 to 12/31/2009...........    $15.73       $17.10      13,071,883
   01/01/2010 to 12/31/2010...........    $17.10       $17.52      10,893,336
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $16.65     113,007,310
   01/01/2003 to 12/31/2003...........    $16.65       $17.29      84,154,157
   01/01/2004 to 12/31/2004...........    $17.29       $17.89      67,873,940
   01/01/2005 to 12/31/2005...........    $17.89       $18.08      50,585,338
   01/01/2006 to 12/31/2006...........    $18.08       $18.50      39,460,333
   01/01/2007 to 12/31/2007...........    $18.50       $19.75      30,998,663
   01/01/2008 to 12/31/2008...........    $19.75       $19.04      24,173,745
   01/01/2009 to 12/31/2009...........    $19.04       $21.87      20,632,079
   01/01/2010 to 12/31/2010...........    $21.87       $23.23      16,943,180
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.04         102,515
   01/01/2006 to 12/31/2006...........    $10.04       $10.69       1,683,938
   01/01/2007 to 12/31/2007...........    $10.69       $11.46       3,745,244
   01/01/2008 to 12/31/2008...........    $11.46       $ 9.09       5,659,564
   01/01/2009 to 12/31/2009...........    $ 9.09       $10.76       5,607,892
   01/01/2010 to 12/31/2010...........    $10.76       $11.73       5,322,609

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.41      39,938,791
   01/01/2003 to 12/31/2003...........    $ 9.41       $11.81      34,343,576
   01/01/2004 to 12/31/2004...........    $11.81       $12.81      29,399,670
   01/01/2005 to 12/31/2005...........    $12.81       $13.08      23,719,674
   01/01/2006 to 12/31/2006...........    $13.08       $14.52      17,075,866
   01/01/2007 to 12/31/2007...........    $14.52       $14.61      12,257,499
   01/01/2008 to 12/31/2008...........    $14.61       $ 8.83       8,165,093
   01/01/2009 to 12/31/2009...........    $ 8.83       $10.61       6,196,983
   01/01/2010 to 12/31/2010...........    $10.61       $12.03       4,770,751
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $12.01      12,683,097
   01/01/2003 to 12/31/2003...........    $12.01       $14.08      13,028,139
   01/01/2004 to 12/31/2004...........    $14.08       $15.13      11,127,765
   01/01/2005 to 12/31/2005...........    $15.13       $15.61       8,681,065
   01/01/2006 to 12/31/2006...........    $15.61       $16.87       6,112,821
   01/01/2007 to 12/31/2007...........    $16.87       $18.12       4,618,102
   01/01/2008 to 12/31/2008...........    $18.12       $12.47       3,301,196
   01/01/2009 to 12/31/2009...........    $12.47       $15.67       2,909,983
   01/01/2010 to 12/31/2010...........    $15.67       $17.28       2,328,603
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $12.83      17,093,250
   01/01/2003 to 12/31/2003...........    $12.83       $18.37      14,111,281
   01/01/2004 to 12/31/2004...........    $18.37       $16.86      10,017,372
   01/01/2005 to 12/31/2005...........    $16.86       $16.87       7,601,230
   01/01/2006 to 12/31/2006...........    $16.87       $18.73       5,567,399
   01/01/2007 to 12/31/2007...........    $18.73       $19.79       4,154,689
   01/01/2008 to 12/31/2008...........    $19.79       $12.68       3,286,399
   01/01/2009 to 12/31/2009...........    $12.68       $16.74       2,693,794
   01/01/2010 to 12/31/2010...........    $16.74       $22.52       2,310,461
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $12.58      32,549,396
   01/01/2003 to 12/31/2003...........    $12.58       $16.84      29,340,189
   01/01/2004 to 12/31/2004...........    $16.84       $19.34      24,679,683
   01/01/2005 to 12/31/2005...........    $19.34       $20.34      19,415,134
   01/01/2006 to 12/31/2006...........    $20.34       $24.07      14,301,429
   01/01/2007 to 12/31/2007...........    $24.07       $22.40      10,352,539
   01/01/2008 to 12/31/2008...........    $22.40       $15.52       7,561,059
   01/01/2009 to 12/31/2009...........    $15.52       $19.44       5,742,455
   01/01/2010 to 12/31/2010...........    $19.44       $24.15       4,383,068

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $16.13      15,466,227
   01/01/2003 to 12/31/2003...........    $16.13       $19.72      15,311,524
   01/01/2004 to 12/31/2004...........    $19.72       $21.61      14,874,922
   01/01/2005 to 12/31/2005...........    $21.61       $22.31      12,893,133
   01/01/2006 to 12/31/2006...........    $22.31       $24.75      10,674,619
   01/01/2007 to 12/31/2007...........    $24.75       $25.94       8,736,406
   01/01/2008 to 12/31/2008...........    $25.94       $18.94       6,383,908
   01/01/2009 to 12/31/2009...........    $18.94       $23.19       5,164,275
   01/01/2010 to 12/31/2010...........    $23.19       $25.50       4,310,936
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $12.04      14,576,376
   01/01/2003 to 12/31/2003...........    $12.04       $13.40      11,102,795
   01/01/2004 to 12/31/2004...........    $13.40       $14.35      10,944,174
   01/01/2005 to 12/31/2005...........    $14.35       $13.52      10,262,151
   01/01/2006 to 12/31/2006...........    $13.52       $14.17       8,334,509
   01/01/2007 to 12/31/2007...........    $14.17       $15.31       7,172,214
   01/01/2008 to 12/31/2008...........    $15.31       $14.73       5,032,896
   01/01/2009 to 12/31/2009...........    $14.73       $16.29       4,059,242
   01/01/2010 to 12/31/2010...........    $16.29       $16.98       3,320,976
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 9.94      21,295,907
   01/01/2003 to 12/31/2003...........    $ 9.94       $12.13      15,868,913
   01/01/2004 to 12/31/2004...........    $12.13       $12.65      12,184,469
   01/01/2005 to 12/31/2005...........    $12.65       $14.52      10,639,898
   01/01/2006 to 12/31/2006...........    $14.52       $15.12       8,252,413
   01/01/2007 to 12/31/2007...........    $15.12       $16.14       6,732,243
   01/01/2008 to 12/31/2008...........    $16.14       $ 9.46       5,011,268
   01/01/2009 to 12/31/2009...........    $ 9.46       $14.30       4,583,268
   01/01/2010 to 12/31/2010...........    $14.30       $16.33       3,544,993
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $18.36       5,891,582
   01/01/2003 to 12/31/2003...........    $18.36       $24.17       5,185,874
   01/01/2004 to 12/31/2004...........    $24.17       $31.27       5,064,556
   01/01/2005 to 12/31/2005...........    $31.27       $40.52       5,095,268
   01/01/2006 to 12/31/2006...........    $40.52       $46.29       4,047,502
   01/01/2007 to 12/31/2007...........    $46.29       $64.12       3,338,402
   01/01/2008 to 12/31/2008...........    $64.12       $31.62       2,168,422
   01/01/2009 to 12/31/2009...........    $31.62       $46.57       1,876,656
   01/01/2010 to 12/31/2010...........    $46.57       $55.30       1,447,315
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 7.64       4,621,831
   01/01/2003 to 12/31/2003...........    $ 7.64       $ 9.54       4,752,102
   01/01/2004 to 12/31/2004...........    $ 9.54       $11.11       6,242,941
   01/01/2005 to 12/31/2005...........    $11.11       $11.98       6,487,550
   01/01/2006 to 12/31/2006...........    $11.98       $14.38       9,311,687
   01/01/2007 to 12/31/2007...........    $14.38       $14.34       6,713,543
   01/01/2008 to 12/31/2008...........    $14.34       $ 8.87       4,556,147
   01/01/2009 to 12/31/2009...........    $ 8.87       $10.34       3,247,472
   01/01/2010 to 12/31/2010...........    $10.34       $11.46       2,336,317

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98         52,914
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 9.33        180,451
   01/01/2009 to 12/31/2009...........    $ 9.33       $10.27        670,033
   01/01/2010 to 12/31/2010...........    $10.27       $10.91        675,981
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.46      1,952,780
   01/01/2006 to 12/31/2006...........    $11.46       $12.55      1,574,399
   01/01/2007 to 12/31/2007...........    $12.55       $13.74      1,163,267
   01/01/2008 to 12/31/2008...........    $13.74       $ 7.97        871,800
   01/01/2009 to 12/31/2009...........    $ 7.97       $10.99        775,712
   01/01/2010 to 07/16/2010...........    $10.99       $10.78              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2002 to 12/31/2002...........        --       $ 7.08      1,442,329
   01/01/2003 to 12/31/2003...........    $ 7.08       $10.61      1,230,078
   01/01/2004 to 12/31/2004...........    $10.61       $12.48      1,401,462
   01/01/2005 to 12/31/2005...........    $12.48       $14.27      2,222,010
   01/01/2006 to 12/31/2006...........    $14.27       $17.33      2,181,669
   01/01/2007 to 12/31/2007...........    $17.33       $19.65      1,942,716
   01/01/2008 to 12/31/2008...........    $19.65       $11.34      1,273,726
   01/01/2009 to 12/31/2009...........    $11.34       $12.96        967,995
   01/01/2010 to 07/16/2010...........    $12.96       $12.33              0
EVERGREEN VA OMEGA FUND
   01/01/2002 to 12/31/2002...........        --       $ 4.93      2,594,817
   01/01/2003 to 12/31/2003...........    $ 4.93       $ 6.81      3,260,000
   01/01/2004 to 12/31/2004...........    $ 6.81       $ 7.20      3,262,680
   01/01/2005 to 12/31/2005...........    $ 7.20       $ 7.37      2,420,312
   01/01/2006 to 12/31/2006...........    $ 7.37       $ 7.71      1,814,451
   01/01/2007 to 12/31/2007...........    $ 7.71       $ 8.51      1,470,839
   01/01/2008 to 12/31/2008...........    $ 8.51       $ 6.11      1,160,754
   01/01/2009 to 12/31/2009...........    $ 6.11       $ 8.67      1,282,779
   01/01/2010 to 07/16/2010...........    $ 8.67       $ 8.11              0
EVERGREEN VA SPECIAL EQUITY FUND
   01/01/2002 to 12/31/2002...........        --       $ 7.16      2,205,267
   01/01/2003 to 12/31/2003...........    $ 7.16       $10.73      3,425,086
   01/01/2004 to 12/31/2004...........    $10.73       $11.20      2,600,814
   01/01/2005 to 04/15/2005...........    $11.20       $ 9.98              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 2.94      1,716,102
   01/01/2003 to 12/31/2003...........    $ 2.94           --              0
   01/01/2004 to 12/31/2004...........        --       $ 4.35      1,576,636
   01/01/2005 to 12/31/2005...........    $ 4.35       $ 4.32      1,061,253
   01/01/2006 to 12/31/2006...........    $ 4.32       $ 4.43        740,686
   01/01/2007 to 12/31/2007...........    $ 4.43       $ 4.61        586,853
   01/01/2008 to 12/31/2008...........    $ 4.61       $ 2.56        508,944
   01/01/2009 to 12/31/2009...........    $ 2.56       $ 3.25        691,544
   01/01/2010 to 12/31/2010...........    $ 3.25       $ 3.81        492,125

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.65        350,076
   01/01/2009 to 12/31/2009...........    $ 6.65       $ 8.53        675,046
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 9.28        840,772
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.87        708,706
   01/01/2005 to 12/31/2005...........    $11.87       $12.89        827,395
   01/01/2006 to 12/31/2006...........    $12.89       $17.60      1,913,722
   01/01/2007 to 12/31/2007...........    $17.60       $19.67      1,631,527
   01/01/2008 to 12/31/2008...........    $19.67       $11.10        919,279
   01/01/2009 to 12/31/2009...........    $11.10       $15.43        711,209
   01/01/2010 to 12/31/2010...........    $15.43       $16.70        435,061
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   01/01/2002 to 12/31/2002...........        --       $ 6.03      9,117,894
   01/01/2003 to 12/31/2003...........    $ 6.03       $ 8.20      7,609,788
   01/01/2004 to 12/31/2004...........    $ 8.20       $ 9.16      5,121,700
   01/01/2005 to 12/31/2005...........    $ 9.16       $10.00      3,924,828
   01/01/2006 to 12/31/2006...........    $10.00       $11.45      3,497,702
   01/01/2007 to 12/31/2007...........    $11.45       $12.66      2,614,296
   01/01/2008 to 12/31/2008...........    $12.66       $ 6.48      1,844,601
   01/01/2009 to 12/31/2009...........    $ 6.48       $ 9.11      1,499,857
   01/01/2010 to 12/31/2010...........    $ 9.11       $11.12      1,061,656
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   01/01/2002 to 12/31/2002...........        --       $10.47      7,556,596
   01/01/2003 to 12/31/2003...........    $10.47       $13.37      6,109,346
   01/01/2004 to 12/31/2004...........    $13.37       $14.33      4,649,399
   01/01/2005 to 12/31/2005...........    $14.33       $14.97      3,442,578
   01/01/2006 to 12/31/2006...........    $14.97       $17.18      2,561,465
   01/01/2007 to 12/31/2007...........    $17.18       $13.18      1,762,073
   01/01/2008 to 12/31/2008...........    $13.18       $ 5.27      1,367,045
   01/01/2009 to 12/31/2009...........    $ 5.27       $ 6.62      1,267,384
   01/01/2010 to 12/31/2010...........    $ 6.62       $ 7.20        958,528

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   01/01/2002 to 12/31/2002...........        --       $ 9.37      11,475,199
   01/01/2003 to 12/31/2003...........    $ 9.37       $11.81       9,461,944
   01/01/2004 to 12/31/2004...........    $11.81       $12.52       7,641,137
   01/01/2005 to 12/31/2005...........    $12.52       $13.35       5,863,638
   01/01/2006 to 12/31/2006...........    $13.35       $13.86       4,480,294
   01/01/2007 to 12/31/2007...........    $13.86       $15.28       3,305,550
   01/01/2008 to 12/31/2008...........    $15.28       $10.75       2,449,209
   01/01/2009 to 12/31/2009...........    $10.75       $13.54       1,867,960
   01/01/2010 to 12/31/2010...........    $13.54       $14.05       1,453,546
INVESCO V.I. TECHNOLOGY FUND
FORMERLY, AIM V.I. TECHNOLOGY FUND
   01/01/2002 to 12/31/2002...........        --       $ 3.49      18,830,138
   01/01/2003 to 12/31/2003...........    $ 3.49       $ 5.00      17,055,983
   01/01/2004 to 12/31/2004...........    $ 5.00       $ 5.16      16,818,641
   01/01/2005 to 12/31/2005...........    $ 5.16       $ 5.20      12,653,736
   01/01/2006 to 12/31/2006...........    $ 5.20       $ 5.66       9,707,553
   01/01/2007 to 12/31/2007...........    $ 5.66       $ 6.02       7,195,270
   01/01/2008 to 12/31/2008...........    $ 6.02       $ 3.29       5,511,146
   01/01/2009 to 12/31/2009...........    $ 3.29       $ 5.11       4,607,261
   01/01/2010 to 12/31/2010...........    $ 5.11       $ 6.11       3,689,441
NASDAQ TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.67         192,036
   01/01/2005 to 12/31/2005...........    $10.67       $10.87         154,153
   01/01/2006 to 12/31/2006...........    $10.87       $11.68         145,986
   01/01/2007 to 12/31/2007...........    $11.68       $14.01         154,652
   01/01/2008 to 12/31/2008...........    $14.01       $ 6.79          69,381
   01/01/2009 to 12/31/2009...........    $ 6.79       $ 7.82          60,817
   01/01/2010 to 12/31/2010...........    $ 7.82       $10.06         121,411
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   01/01/2002 to 12/31/2002...........        --       $ 5.79      10,957,884
   01/01/2003 to 12/31/2003...........    $ 5.79       $ 9.12      12,075,749
   01/01/2004 to 12/31/2004...........    $ 9.12       $10.77      10,026,909
   01/01/2005 to 12/31/2005...........    $10.77       $13.96       9,868,148
   01/01/2006 to 12/31/2006...........    $13.96       $18.53       7,281,680
   01/01/2007 to 12/31/2007...........    $18.53       $26.21       5,890,015
   01/01/2008 to 12/31/2008...........    $26.21       $10.89       3,591,728
   01/01/2009 to 12/31/2009...........    $10.89       $17.42       3,443,657
   01/01/2010 to 12/31/2010...........    $17.42       $19.95       2,739,132
PROFUND VP ASIA 30
   01/01/2002 to 12/31/2002...........        --       $ 7.76       2,060,741
   01/01/2003 to 12/31/2003...........    $ 7.76       $12.62       2,441,338
   01/01/2004 to 12/31/2004...........    $12.62       $12.38       1,589,326
   01/01/2005 to 12/31/2005...........    $12.38       $14.59       1,595,487
   01/01/2006 to 12/31/2006...........    $14.59       $20.04       2,721,107
   01/01/2007 to 12/31/2007...........    $20.04       $29.19       1,784,483
   01/01/2008 to 12/31/2008...........    $29.19       $14.15         943,922
   01/01/2009 to 12/31/2009...........    $14.15       $21.52         793,917
   01/01/2010 to 12/31/2010...........    $21.52       $24.17         524,566

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BANKS
   01/01/2002 to 12/31/2002...........        --       $ 8.58        555,999
   01/01/2003 to 12/31/2003...........    $ 8.58       $10.94        341,497
   01/01/2004 to 12/31/2004...........    $10.94       $12.06        375,128
   01/01/2005 to 12/31/2005...........    $12.06       $11.88        301,020
   01/01/2006 to 12/31/2006...........    $11.88       $13.51        296,536
   01/01/2007 to 12/31/2007...........    $13.51       $ 9.69        149,099
   01/01/2008 to 12/31/2008...........    $ 9.69       $ 5.07        641,863
   01/01/2009 to 12/31/2009...........    $ 5.07       $ 4.79        304,489
   01/01/2010 to 12/31/2010...........    $ 4.79       $ 5.11        232,616
PROFUND VP BASIC MATERIALS
   01/01/2002 to 12/31/2002...........        --       $ 8.47        361,568
   01/01/2003 to 12/31/2003...........    $ 8.47       $10.99      2,610,829
   01/01/2004 to 12/31/2004...........    $10.99       $11.95        992,142
   01/01/2005 to 12/31/2005...........    $11.95       $12.07        618,408
   01/01/2006 to 12/31/2006...........    $12.07       $13.74        652,376
   01/01/2007 to 12/31/2007...........    $13.74       $17.71      1,119,737
   01/01/2008 to 12/31/2008...........    $17.71       $ 8.48        626,269
   01/01/2009 to 12/31/2009...........    $ 8.48       $13.58        652,128
   01/01/2010 to 12/31/2010...........    $13.58       $17.36        466,704
PROFUND VP BEAR
   01/01/2002 to 12/31/2002...........        --       $13.74      4,011,499
   01/01/2003 to 12/31/2003...........    $13.74       $10.22      2,846,064
   01/01/2004 to 12/31/2004...........    $10.22       $ 9.04      1,605,788
   01/01/2005 to 12/31/2005...........    $ 9.04       $ 8.79      2,323,579
   01/01/2006 to 12/31/2006...........    $ 8.79       $ 8.02        824,231
   01/01/2007 to 12/31/2007...........    $ 8.02       $ 7.95        950,444
   01/01/2008 to 12/31/2008...........    $ 7.95       $10.97      1,124,203
   01/01/2009 to 12/31/2009...........    $10.97       $ 7.80      1,011,827
   01/01/2010 to 12/31/2010...........    $ 7.80       $ 6.32        781,739
PROFUND VP BIOTECHNOLOGY
   01/01/2002 to 12/31/2002...........        --       $ 5.16      2,412,670
   01/01/2003 to 12/31/2003...........    $ 5.16       $ 7.11      1,623,411
   01/01/2004 to 12/31/2004...........    $ 7.11       $ 7.69      1,972,431
   01/01/2005 to 12/31/2005...........    $ 7.69       $ 9.04      1,577,213
   01/01/2006 to 12/31/2006...........    $ 9.04       $ 8.55        779,508
   01/01/2007 to 12/31/2007...........    $ 8.55       $ 8.33        858,285
   01/01/2008 to 12/31/2008...........    $ 8.33       $ 8.36        739,765
   01/01/2009 to 12/31/2009...........    $ 8.36       $ 8.55        352,580
   01/01/2010 to 12/31/2010...........    $ 8.55       $ 8.86        234,901

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BULL
   01/01/2002 to 12/31/2002...........        --       $ 7.98       6,296,621
   01/01/2003 to 12/31/2003...........    $ 7.98       $ 9.88       7,676,322
   01/01/2004 to 12/31/2004...........    $ 9.88       $10.60      12,175,025
   01/01/2005 to 12/31/2005...........    $10.60       $10.74       8,080,012
   01/01/2006 to 12/31/2006...........    $10.74       $12.04       6,106,261
   01/01/2007 to 12/31/2007...........    $12.04       $12.29       3,588,555
   01/01/2008 to 12/31/2008...........    $12.29       $ 7.55       1,919,068
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.26       1,535,905
   01/01/2010 to 12/31/2010...........    $ 9.26       $10.28       1,034,913
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2002 to 12/31/2002...........        --       $ 8.29         406,966
   01/01/2003 to 12/31/2003...........    $ 8.29       $ 9.68         135,369
   01/01/2004 to 12/31/2004...........    $ 9.68       $10.43         282,872
   01/01/2005 to 12/31/2005...........    $10.43       $10.25         169,401
   01/01/2006 to 12/31/2006...........    $10.25       $11.38         493,971
   01/01/2007 to 12/31/2007...........    $11.38       $12.07         439,157
   01/01/2008 to 12/31/2008...........    $12.07       $ 8.72         202,714
   01/01/2009 to 12/31/2009...........    $ 8.72       $10.46         306,754
   01/01/2010 to 12/31/2010...........    $10.46       $12.10         160,276
PROFUND VP CONSUMER SERVICES
   01/01/2002 to 12/31/2002...........        --       $ 7.26         319,201
   01/01/2003 to 12/31/2003...........    $ 7.26       $ 9.07         171,567
   01/01/2004 to 12/31/2004...........    $ 9.07       $ 9.63         386,496
   01/01/2005 to 12/31/2005...........    $ 9.63       $ 9.05          98,094
   01/01/2006 to 12/31/2006...........    $ 9.05       $ 9.99         156,182
   01/01/2007 to 12/31/2007...........    $ 9.99       $ 9.04          38,240
   01/01/2008 to 12/31/2008...........    $ 9.04       $ 6.12         226,008
   01/01/2009 to 12/31/2009...........    $ 6.12       $ 7.89         114,945
   01/01/2010 to 12/31/2010...........    $ 7.89       $ 9.44         162,191
PROFUND VP EUROPE 30
   01/01/2002 to 12/31/2002...........        --       $ 5.76       2,550,567
   01/01/2003 to 12/31/2003...........    $ 5.76       $ 7.88       9,921,296
   01/01/2004 to 12/31/2004...........    $ 7.88       $ 8.89       7,338,767
   01/01/2005 to 12/31/2005...........    $ 8.89       $ 9.47       4,863,296
   01/01/2006 to 12/31/2006...........    $ 9.47       $10.97       4,362,676
   01/01/2007 to 12/31/2007...........    $10.97       $12.40       2,052,602
   01/01/2008 to 12/31/2008...........    $12.40       $ 6.84       1,133,104
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.93       1,794,383
   01/01/2010 to 12/31/2010...........    $ 8.93       $ 9.03       1,211,524
PROFUND VP FINANCIALS
   01/01/2002 to 12/31/2002...........        --       $ 7.74       1,086,464
   01/01/2003 to 12/31/2003...........    $ 7.74       $ 9.84       1,055,518
   01/01/2004 to 12/31/2004...........    $ 9.84       $10.70         988,561
   01/01/2005 to 12/31/2005...........    $10.70       $10.97         881,058
   01/01/2006 to 12/31/2006...........    $10.97       $12.70         972,655
   01/01/2007 to 12/31/2007...........    $12.70       $10.13         425,356
   01/01/2008 to 12/31/2008...........    $10.13       $ 4.94         536,077
   01/01/2009 to 12/31/2009...........    $ 4.94       $ 5.60         450,279
   01/01/2010 to 12/31/2010...........    $ 5.60       $ 6.12         385,818

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP HEALTH CARE
   01/01/2002 to 12/31/2002...........        --       $ 7.13      1,313,814
   01/01/2003 to 12/31/2003...........    $ 7.13       $ 8.25      1,510,258
   01/01/2004 to 12/31/2004...........    $ 8.25       $ 8.33      1,535,099
   01/01/2005 to 12/31/2005...........    $ 8.33       $ 8.71      1,749,407
   01/01/2006 to 12/31/2006...........    $ 8.71       $ 9.04      2,078,769
   01/01/2007 to 12/31/2007...........    $ 9.04       $ 9.50        993,156
   01/01/2008 to 12/31/2008...........    $ 9.50       $ 7.09        614,353
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 8.36        442,429
   01/01/2010 to 12/31/2010...........    $ 8.36       $ 8.47        284,690
PROFUND VP INDUSTRIALS
   01/01/2002 to 12/31/2002...........        --       $ 7.93         12,642
   01/01/2003 to 12/31/2003...........    $ 7.93       $10.05        690,803
   01/01/2004 to 12/31/2004...........    $10.05       $11.22        364,913
   01/01/2005 to 12/31/2005...........    $11.22       $11.34        332,470
   01/01/2006 to 12/31/2006...........    $11.34       $12.48        319,866
   01/01/2007 to 12/31/2007...........    $12.48       $13.75        333,012
   01/01/2008 to 12/31/2008...........    $13.75       $ 8.07        425,698
   01/01/2009 to 12/31/2009...........    $ 8.07       $ 9.87        185,356
   01/01/2010 to 12/31/2010...........    $ 9.87       $12.04        162,315
PROFUND VP INTERNET
   01/01/2002 to 12/31/2002...........        --       $ 8.58      2,982,656
   01/01/2003 to 12/31/2003...........    $ 8.58       $15.06        707,697
   01/01/2004 to 12/31/2004...........    $15.06       $18.01      1,118,993
   01/01/2005 to 12/31/2005...........    $18.01       $19.08        689,027
   01/01/2006 to 12/31/2006...........    $19.08       $19.07        246,789
   01/01/2007 to 12/31/2007...........    $19.07       $20.71        176,484
   01/01/2008 to 12/31/2008...........    $20.71       $11.27         79,408
   01/01/2009 to 12/31/2009...........    $11.27       $19.69        175,547
   01/01/2010 to 12/31/2010...........    $19.69       $26.27        124,748
PROFUND VP JAPAN
   01/01/2002 to 12/31/2002...........        --       $ 7.25        338,472
   01/01/2003 to 12/31/2003...........    $ 7.25       $ 9.06      2,077,940
   01/01/2004 to 12/31/2004...........    $ 9.06       $ 9.61      1,301,602
   01/01/2005 to 12/31/2005...........    $ 9.61       $13.44      2,951,675
   01/01/2006 to 12/31/2006...........    $13.44       $14.69      1,492,631
   01/01/2007 to 12/31/2007...........    $14.69       $13.03        540,226
   01/01/2008 to 12/31/2008...........    $13.03       $ 7.60        426,513
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 8.27        592,483
   01/01/2010 to 12/31/2010...........    $ 8.27       $ 7.62        504,105
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.38       $10.33      3,500,060
   01/01/2006 to 12/31/2006...........    $10.33       $11.11      2,728,346
   01/01/2007 to 12/31/2007...........    $11.11       $11.71      1,798,726
   01/01/2008 to 12/31/2008...........    $11.71       $ 7.45        957,258
   01/01/2009 to 12/31/2009...........    $ 7.45       $ 9.53      1,218,390
   01/01/2010 to 12/31/2010...........    $ 9.53       $10.63        989,188

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.37       $10.54       3,110,074
   01/01/2006 to 12/31/2006...........    $10.54       $12.33       4,547,783
   01/01/2007 to 12/31/2007...........    $12.33       $12.17       2,031,626
   01/01/2008 to 12/31/2008...........    $12.17       $ 7.14       1,859,479
   01/01/2009 to 12/31/2009...........    $ 7.14       $ 8.42         858,462
   01/01/2010 to 12/31/2010...........    $ 8.42       $ 9.37         697,406
PROFUND VP MID-CAP GROWTH
   01/01/2002 to 12/31/2002...........        --       $ 7.71       1,444,783
   01/01/2003 to 12/31/2003...........    $ 7.71       $ 9.73       3,105,446
   01/01/2004 to 12/31/2004...........    $ 9.73       $10.65       3,276,513
   01/01/2005 to 12/31/2005...........    $10.65       $11.68       4,999,381
   01/01/2006 to 12/31/2006...........    $11.68       $11.98       1,806,221
   01/01/2007 to 12/31/2007...........    $11.98       $13.20       1,364,657
   01/01/2008 to 12/31/2008...........    $13.20       $ 7.96         795,911
   01/01/2009 to 12/31/2009...........    $ 7.96       $10.86       1,274,910
   01/01/2010 to 12/31/2010...........    $10.86       $13.75       1,207,046
PROFUND VP MID-CAP VALUE
   01/01/2002 to 12/31/2002...........        --       $ 7.68       1,089,843
   01/01/2003 to 12/31/2003...........    $ 7.68       $10.28       2,348,166
   01/01/2004 to 12/31/2004...........    $10.28       $11.75       5,847,389
   01/01/2005 to 12/31/2005...........    $11.75       $12.61       3,480,402
   01/01/2006 to 12/31/2006...........    $12.61       $13.96       2,359,628
   01/01/2007 to 12/31/2007...........    $13.96       $13.90       1,764,485
   01/01/2008 to 12/31/2008...........    $13.90       $ 8.73         880,735
   01/01/2009 to 12/31/2009...........    $ 8.73       $11.26         931,330
   01/01/2010 to 12/31/2010...........    $11.26       $13.38         663,369
PROFUND VP NASDAQ-100
   01/01/2002 to 12/31/2002...........        --       $ 3.49      18,242,013
   01/01/2003 to 12/31/2003...........    $ 3.49       $ 5.05      18,325,679
   01/01/2004 to 12/31/2004...........    $ 5.05       $ 5.40      12,165,435
   01/01/2005 to 12/31/2005...........    $ 5.40       $ 5.34       6,245,047
   01/01/2006 to 12/31/2006...........    $ 5.34       $ 5.55       3,120,139
   01/01/2007 to 12/31/2007...........    $ 5.55       $ 6.44       2,932,740
   01/01/2008 to 12/31/2008...........    $ 6.44       $ 3.65       1,796,126
   01/01/2009 to 12/31/2009...........    $ 3.65       $ 5.47       2,035,640
   01/01/2010 to 12/31/2010...........    $ 5.47       $ 6.38       1,362,711
PROFUND VP OIL & GAS
   01/01/2002 to 12/31/2002...........        --       $ 7.51       1,985,954
   01/01/2003 to 12/31/2003...........    $ 7.51       $ 9.06       2,665,622
   01/01/2004 to 12/31/2004...........    $ 9.06       $11.56       2,906,307
   01/01/2005 to 12/31/2005...........    $11.56       $14.96       3,831,527
   01/01/2006 to 12/31/2006...........    $14.96       $17.80       2,476,378
   01/01/2007 to 12/31/2007...........    $17.80       $23.24       2,021,283
   01/01/2008 to 12/31/2008...........    $23.24       $14.45       1,200,018
   01/01/2009 to 12/31/2009...........    $14.45       $16.46         935,373
   01/01/2010 to 12/31/2010...........    $16.46       $19.11         678,241

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PHARMACEUTICALS
   01/01/2002 to 12/31/2002...........        --       $ 8.57        241,916
   01/01/2003 to 12/31/2003...........    $ 8.57       $ 8.92        782,830
   01/01/2004 to 12/31/2004...........    $ 8.92       $ 7.99        397,839
   01/01/2005 to 12/31/2005...........    $ 7.99       $ 7.58        324,347
   01/01/2006 to 12/31/2006...........    $ 7.58       $ 8.38        412,085
   01/01/2007 to 12/31/2007...........    $ 8.38       $ 8.45        282,028
   01/01/2008 to 12/31/2008...........    $ 8.45       $ 6.71        267,400
   01/01/2009 to 12/31/2009...........    $ 6.71       $ 7.73        242,297
   01/01/2010 to 12/31/2010...........    $ 7.73       $ 7.66        109,426
PROFUND VP PRECIOUS METALS
   01/01/2002 to 12/31/2002...........        --       $ 9.72      3,992,389
   01/01/2003 to 12/31/2003...........    $ 9.72       $13.35      3,303,737
   01/01/2004 to 12/31/2004...........    $13.35       $11.85      2,177,951
   01/01/2005 to 12/31/2005...........    $11.85       $14.76      2,408,933
   01/01/2006 to 12/31/2006...........    $14.76       $15.63      1,950,859
   01/01/2007 to 12/31/2007...........    $15.63       $18.87      1,645,886
   01/01/2008 to 12/31/2008...........    $18.87       $12.88      1,501,926
   01/01/2009 to 12/31/2009...........    $12.88       $17.19      1,377,669
   01/01/2010 to 12/31/2010...........    $17.19       $22.53      1,205,977
PROFUND VP REAL ESTATE
   01/01/2002 to 12/31/2002...........        --       $10.61      1,489,153
   01/01/2003 to 12/31/2003...........    $10.61       $13.94      1,753,690
   01/01/2004 to 12/31/2004...........    $13.94       $17.48      1,840,538
   01/01/2005 to 12/31/2005...........    $17.48       $18.40        750,341
   01/01/2006 to 12/31/2006...........    $18.40       $24.03        893,494
   01/01/2007 to 12/31/2007...........    $24.03       $19.05        430,517
   01/01/2008 to 12/31/2008...........    $19.05       $11.03        325,229
   01/01/2009 to 12/31/2009...........    $11.03       $13.91        295,787
   01/01/2010 to 12/31/2010...........    $13.91       $17.11        191,657
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2002 to 12/31/2002...........        --       $ 8.03        583,657
   01/01/2003 to 12/31/2003...........    $ 8.03       $ 7.59      2,570,189
   01/01/2004 to 12/31/2004...........    $ 7.59       $ 6.67      6,072,654
   01/01/2005 to 12/31/2005...........    $ 6.67       $ 6.06      3,718,155
   01/01/2006 to 12/31/2006...........    $ 6.06       $ 6.58      2,360,567
   01/01/2007 to 12/31/2007...........    $ 6.58       $ 6.15      1,263,772
   01/01/2008 to 12/31/2008...........    $ 6.15       $ 3.76        843,036
   01/01/2009 to 12/31/2009...........    $ 3.76       $ 4.90      1,070,267
   01/01/2010 to 12/31/2010...........    $ 4.90       $ 4.06      1,203,470

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SEMICONDUCTOR
   01/01/2002 to 12/31/2002...........        --       $ 5.14        608,142
   01/01/2003 to 12/31/2003...........    $ 5.14       $ 9.55      1,401,488
   01/01/2004 to 12/31/2004...........    $ 9.55       $ 7.20        634,759
   01/01/2005 to 12/31/2005...........    $ 7.20       $ 7.71        879,444
   01/01/2006 to 12/31/2006...........    $ 7.71       $ 7.07        389,959
   01/01/2007 to 12/31/2007...........    $ 7.07       $ 7.46        272,816
   01/01/2008 to 12/31/2008...........    $ 7.46       $ 3.69        138,013
   01/01/2009 to 12/31/2009...........    $ 3.69       $ 5.97        341,655
   01/01/2010 to 12/31/2010...........    $ 5.97       $ 6.62        155,468
PROFUND VP SHORT MID-CAP
   01/01/2004 to 12/31/2004...........        --       $ 9.70          1,808
   01/01/2005 to 12/31/2005...........    $ 9.70       $ 8.66         67,704
   01/01/2006 to 12/31/2006...........    $ 8.66       $ 8.23         53,930
   01/01/2007 to 12/31/2007...........    $ 8.23       $ 7.88         28,468
   01/01/2008 to 12/31/2008...........    $ 7.88       $10.24         77,423
   01/01/2009 to 12/31/2009...........    $10.24       $ 6.53         75,677
   01/01/2010 to 12/31/2010...........    $ 6.53       $ 4.77         37,893
PROFUND VP SHORT NASDAQ-100
   01/01/2002 to 12/31/2002...........        --       $11.02        682,058
   01/01/2003 to 12/31/2003...........    $11.02       $ 6.81      2,407,843
   01/01/2004 to 12/31/2004...........    $ 6.81       $ 5.97      1,145,149
   01/01/2005 to 12/31/2005...........    $ 5.97       $ 5.93      1,213,506
   01/01/2006 to 12/31/2006...........    $ 5.93       $ 5.77        590,489
   01/01/2007 to 12/31/2007...........    $ 5.77       $ 5.03        496,956
   01/01/2008 to 12/31/2008...........    $ 5.03       $ 7.35        408,837
   01/01/2009 to 12/31/2009...........    $ 7.35       $ 4.30        493,379
   01/01/2010 to 12/31/2010...........    $ 4.30       $ 3.34        493,220
PROFUND VP SHORT SMALL-CAP
   01/01/2004 to 12/31/2004...........        --       $ 9.54        111,484
   01/01/2005 to 12/31/2005...........    $ 9.54       $ 9.14        174,753
   01/01/2006 to 12/31/2006...........    $ 9.14       $ 7.95        652,622
   01/01/2007 to 12/31/2007...........    $ 7.95       $ 8.19        456,730
   01/01/2008 to 12/31/2008...........    $ 8.19       $10.02        168,074
   01/01/2009 to 12/31/2009...........    $10.02       $ 6.68        263,360
   01/01/2010 to 12/31/2010...........    $ 6.68       $ 4.68        353,616
PROFUND VP SMALL-CAP GROWTH
   01/01/2002 to 12/31/2002...........        --       $ 7.71      2,138,861
   01/01/2003 to 12/31/2003...........    $ 7.71       $10.21      8,727,145
   01/01/2004 to 12/31/2004...........    $10.21       $12.06      8,939,008
   01/01/2005 to 12/31/2005...........    $12.06       $12.78      5,813,412
   01/01/2006 to 12/31/2006...........    $12.78       $13.70      1,899,823
   01/01/2007 to 12/31/2007...........    $13.70       $14.05        633,317
   01/01/2008 to 12/31/2008...........    $14.05       $ 9.14        879,531
   01/01/2009 to 12/31/2009...........    $ 9.14       $11.37        986,365
   01/01/2010 to 12/31/2010...........    $11.37       $14.10        798,559

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   01/01/2002 to 12/31/2002...........        --       $ 7.10      2,908,617
   01/01/2003 to 12/31/2003...........    $ 7.10       $ 9.43      7,690,089
   01/01/2004 to 12/31/2004...........    $ 9.43       $11.17      5,676,835
   01/01/2005 to 12/31/2005...........    $11.17       $11.46      1,577,731
   01/01/2006 to 12/31/2006...........    $11.46       $13.26      2,119,579
   01/01/2007 to 12/31/2007...........    $13.26       $12.13        590,393
   01/01/2008 to 12/31/2008...........    $12.13       $ 8.29        554,037
   01/01/2009 to 12/31/2009...........    $ 8.29       $ 9.84        437,044
   01/01/2010 to 12/31/2010...........    $ 9.84       $11.85        452,669
PROFUND VP TECHNOLOGY
   01/01/2002 to 12/31/2002...........        --       $ 3.46      3,290,202
   01/01/2003 to 12/31/2003...........    $ 3.46       $ 4.98      3,100,820
   01/01/2004 to 12/31/2004...........    $ 4.98       $ 4.88      2,360,913
   01/01/2005 to 12/31/2005...........    $ 4.88       $ 4.88      1,869,200
   01/01/2006 to 12/31/2006...........    $ 4.88       $ 5.20      1,476,636
   01/01/2007 to 12/31/2007...........    $ 5.20       $ 5.86      1,373,599
   01/01/2008 to 12/31/2008...........    $ 5.86       $ 3.22        517,852
   01/01/2009 to 12/31/2009...........    $ 3.22       $ 5.12      1,146,673
   01/01/2010 to 12/31/2010...........    $ 5.12       $ 5.59        558,559
PROFUND VP TELECOMMUNICATIONS
   01/01/2002 to 12/31/2002...........        --       $ 4.35      3,082,428
   01/01/2003 to 12/31/2003...........    $ 4.35       $ 4.39        787,450
   01/01/2004 to 12/31/2004...........    $ 4.39       $ 5.01      1,612,072
   01/01/2005 to 12/31/2005...........    $ 5.01       $ 4.61        459,193
   01/01/2006 to 12/31/2006...........    $ 4.61       $ 6.10      2,111,841
   01/01/2007 to 12/31/2007...........    $ 6.10       $ 6.52        920,436
   01/01/2008 to 12/31/2008...........    $ 6.52       $ 4.22        960,481
   01/01/2009 to 12/31/2009...........    $ 4.22       $ 4.46        400,342
   01/01/2010 to 12/31/2010...........    $ 4.46       $ 5.09        324,805
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2002 to 12/31/2002...........        --       $11.58      7,945,270
   01/01/2003 to 12/31/2003...........    $11.58       $11.12      2,033,836
   01/01/2004 to 12/31/2004...........    $11.12       $11.87      1,755,931
   01/01/2005 to 12/31/2005...........    $11.87       $12.75      2,731,370
   01/01/2006 to 12/31/2006...........    $12.75       $12.00      1,096,884
   01/01/2007 to 12/31/2007...........    $12.00       $13.03      1,643,286
   01/01/2008 to 12/31/2008...........    $13.03       $19.24      1,452,525
   01/01/2009 to 12/31/2009...........    $19.24       $12.78        730,640
   01/01/2010 to 12/31/2010...........    $12.78       $13.88        547,926
PROFUND VP ULTRABULL
   01/01/2002 to 12/31/2002...........        --       $ 4.71      6,435,217
   01/01/2003 to 12/31/2003...........    $ 4.71       $ 7.10      5,798,604
   01/01/2004 to 12/31/2004...........    $ 7.10       $ 8.20      5,277,550
   01/01/2005 to 12/31/2005...........    $ 8.20       $ 8.29      2,999,740
   01/01/2006 to 12/31/2006...........    $ 8.29       $10.06      2,703,776
   01/01/2007 to 12/31/2007...........    $10.06       $10.01      1,696,589
   01/01/2008 to 12/31/2008...........    $10.01       $ 3.22      2,767,133
   01/01/2009 to 12/31/2009...........    $ 3.22       $ 4.59      1,167,943
   01/01/2010 to 12/31/2010...........    $ 4.59       $ 5.53        674,676

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRAMID-CAP
   01/01/2002 to 12/31/2002...........        --       $ 5.72       2,276,660
   01/01/2003 to 12/31/2003...........    $ 5.72       $ 9.59       2,335,072
   01/01/2004 to 12/31/2004...........    $ 9.59       $12.08       2,695,188
   01/01/2005 to 12/31/2005...........    $12.08       $14.04       1,853,154
   01/01/2006 to 12/31/2006...........    $14.04       $15.32       1,446,333
   01/01/2007 to 12/31/2007...........    $15.32       $16.00         698,202
   01/01/2008 to 12/31/2008...........    $16.00       $ 5.13         665,869
   01/01/2009 to 12/31/2009...........    $ 5.13       $ 8.39         753,068
   01/01/2010 to 12/31/2010...........    $ 8.39       $12.38         497,190
PROFUND VP ULTRANASDAQ-100
   01/01/2002 to 12/31/2002...........        --       $ 0.58      70,200,723
   01/01/2003 to 12/31/2003...........    $ 0.58       $ 1.17      70,502,464
   01/01/2004 to 12/31/2004...........    $ 1.17       $ 1.31      64,074,230
   01/01/2005 to 12/31/2005...........    $ 1.31       $ 1.25      41,110,033
   01/01/2006 to 12/31/2006...........    $ 1.25       $ 1.29      28,836,526
   01/01/2007 to 12/31/2007...........    $ 1.29       $ 1.63      25,587,100
   01/01/2008 to 12/31/2008...........    $ 1.63       $ 0.44      17,542,704
   01/01/2009 to 12/31/2009...........    $ 0.44       $ 0.95      15,444,310
   01/01/2010 to 12/31/2010...........    $ 0.95       $ 1.27      11,463,831
PROFUND VP ULTRASMALL-CAP
   01/01/2002 to 12/31/2002...........        --       $ 4.73       5,664,617
   01/01/2003 to 12/31/2003...........    $ 4.73       $ 9.31       6,332,095
   01/01/2004 to 12/31/2004...........    $ 9.31       $12.03       6,963,400
   01/01/2005 to 12/31/2005...........    $12.03       $11.84       2,108,005
   01/01/2006 to 12/31/2006...........    $11.84       $14.71       1,681,878
   01/01/2007 to 12/31/2007...........    $14.71       $12.59         953,120
   01/01/2008 to 12/31/2008...........    $12.59       $ 4.20       1,218,732
   01/01/2009 to 12/31/2009...........    $ 4.20       $ 5.80         663,200
   01/01/2010 to 12/31/2010...........    $ 5.80       $ 8.49         622,601
PROFUND VP UTILITIES
   01/01/2002 to 12/31/2002...........        --       $ 6.09       3,391,766
   01/01/2003 to 12/31/2003...........    $ 6.09       $ 7.29       1,889,169
   01/01/2004 to 12/31/2004...........    $ 7.29       $ 8.70       2,953,337
   01/01/2005 to 12/31/2005...........    $ 8.70       $ 9.70       2,724,997
   01/01/2006 to 12/31/2006...........    $ 9.70       $11.40       2,850,511
   01/01/2007 to 12/31/2007...........    $11.40       $13.02       2,671,315
   01/01/2008 to 12/31/2008...........    $13.02       $ 8.90       1,081,057
   01/01/2009 to 12/31/2009...........    $ 8.90       $ 9.71         693,690
   01/01/2010 to 12/31/2010...........    $ 9.71       $10.15         559,918

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53         843,107
   01/01/2005 to 12/31/2005...........    $10.53       $12.08       1,297,588
   01/01/2006 to 12/31/2006...........    $12.08       $14.42       1,313,308
   01/01/2007 to 12/31/2007...........    $14.42       $17.00       1,118,955
   01/01/2008 to 12/31/2008...........    $17.00       $ 8.33         633,391
   01/01/2009 to 12/31/2009...........    $ 8.33       $11.27         453,959
   01/01/2010 to 12/31/2010...........    $11.27       $12.66         299,125
RYDEX VT INVERSE S&P 500 STRATEGY
   01/01/2002 to 12/31/2002...........        --       $14.45         234,642
   01/01/2003 to 12/31/2003...........    $14.45       $10.88         182,396
   01/01/2004 to 12/31/2004...........    $10.88       $ 9.63         145,301
   01/01/2005 to 12/31/2005...........    $ 9.63       $ 9.42         122,527
   01/01/2006 to 12/31/2006...........    $ 9.42       $ 8.59          82,839
   01/01/2007 to 12/31/2007...........    $ 8.59       $ 8.54          54,626
   01/01/2008 to 12/31/2008...........    $ 8.54       $11.73          33,424
   01/01/2009 to 12/31/2009...........    $11.73       $ 8.38          23,439
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 6.86          21,307
RYDEX VT NASDAQ-100
   01/01/2002 to 12/31/2002...........        --       $ 4.01      10,686,757
   01/01/2003 to 12/31/2003...........    $ 4.01       $ 5.75       8,415,339
   01/01/2004 to 12/31/2004...........    $ 5.75       $ 6.20       6,446,649
   01/01/2005 to 12/31/2005...........    $ 6.20       $ 6.18       4,653,057
   01/01/2006 to 12/31/2006...........    $ 6.18       $ 6.44       3,554,497
   01/01/2007 to 12/31/2007...........    $ 6.44       $ 7.48       2,596,465
   01/01/2008 to 12/31/2008...........    $ 7.48       $ 4.29       2,034,705
   01/01/2009 to 12/31/2009...........    $ 4.29       $ 6.42       1,718,158
   01/01/2010 to 12/31/2010...........    $ 6.42       $ 7.50       1,371,425
RYDEX VT NOVA
   01/01/2002 to 12/31/2002...........        --       $ 4.06       2,629,551
   01/01/2003 to 12/31/2003...........    $ 4.06       $ 5.57       1,903,565
   01/01/2004 to 12/31/2004...........    $ 5.57       $ 6.30       1,446,998
   01/01/2005 to 12/31/2005...........    $ 6.30       $ 6.46       1,074,674
   01/01/2006 to 12/31/2006...........    $ 6.46       $ 7.59         850,568
   01/01/2007 to 12/31/2007...........    $ 7.59       $ 7.57         595,794
   01/01/2008 to 12/31/2008...........    $ 7.57       $ 3.40         503,506
   01/01/2009 to 12/31/2009...........    $ 3.40       $ 4.54         396,707
   01/01/2010 to 12/31/2010...........    $ 4.54       $ 5.37         305,205
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.76         259,946
   01/01/2005 to 12/31/2005...........    $10.76       $11.06         294,753
   01/01/2006 to 12/31/2006...........    $11.06       $11.22         188,562
   01/01/2007 to 12/31/2007...........    $11.22       $11.52         171,999
   01/01/2008 to 12/31/2008...........    $11.52       $ 8.19         138,751
   01/01/2009 to 12/31/2009...........    $ 8.19       $ 9.19         124,255
   01/01/2010 to 12/31/2010...........    $ 9.19       $10.81          97,493

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.34      1,435,179
   01/01/2005 to 12/31/2005...........    $11.34       $11.99      1,471,822
   01/01/2006 to 12/31/2006...........    $11.99       $13.19      1,254,175
   01/01/2007 to 12/31/2007...........    $13.19       $14.23        866,974
   01/01/2008 to 12/31/2008...........    $14.23       $ 7.74        510,818
   01/01/2009 to 12/31/2009...........    $ 7.74       $ 8.63        420,065
   01/01/2010 to 12/31/2010...........    $ 8.63       $10.13        310,392
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.50        306,364
   01/01/2005 to 12/31/2005...........    $10.50       $10.02        157,252
   01/01/2006 to 12/31/2006...........    $10.02       $12.40        449,847
   01/01/2007 to 12/31/2007...........    $12.40       $12.31        206,418
   01/01/2008 to 12/31/2008...........    $12.31       $ 8.68        143,046
   01/01/2009 to 12/31/2009...........    $ 8.68       $ 9.75         92,385
   01/01/2010 to 12/31/2010...........    $ 9.75       $11.22         79,755
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.78        984,127
   01/01/2006 to 12/31/2006...........    $ 9.78       $11.39      1,143,400
   01/01/2007 to 12/31/2007...........    $11.39       $11.35        728,153
   01/01/2008 to 12/31/2008...........    $11.35       $ 6.66        536,708
   01/01/2009 to 12/31/2009...........    $ 6.66       $ 7.49        414,544
   01/01/2010 to 12/31/2010...........    $ 7.49       $ 8.60        314,992
VALUE LINE TARGET 25 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.61        831,735
   01/01/2005 to 12/31/2005...........    $12.61       $14.88      1,843,245
   01/01/2006 to 12/31/2006...........    $14.88       $15.10      1,144,508
   01/01/2007 to 12/31/2007...........    $15.10       $17.59        681,907
   01/01/2008 to 12/31/2008...........    $17.59       $ 7.84        437,523
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 8.28        306,731
   01/01/2010 to 12/31/2010...........    $ 8.28       $10.64        291,719
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
   01/01/2002 to 12/31/2002...........        --       $ 6.61      2,835,243
   01/01/2003 to 12/31/2003...........    $ 6.61       $ 8.18      2,459,198
   01/01/2004 to 12/31/2004...........    $ 8.18       $ 8.97      2,163,175
   01/01/2005 to 12/31/2005...........    $ 8.97       $ 9.12      1,778,697
   01/01/2006 to 12/31/2006...........    $ 9.12       $10.98      1,432,469
   01/01/2007 to 12/31/2007...........    $10.98       $10.70      1,053,616
   01/01/2008 to 12/31/2008...........    $10.70       $ 6.85        796,221
   01/01/2009 to 12/31/2009...........    $ 6.85       $ 8.71        679,273
   01/01/2010 to 07/16/2010...........    $ 8.71       $ 8.36              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2002 to 12/31/2002...........        --       $ 7.46      1,361,988
   01/01/2003 to 12/31/2003...........    $ 7.46       $ 9.28      1,662,799
   01/01/2004 to 12/31/2004...........    $ 9.28       $10.17      1,809,221
   01/01/2005 to 12/31/2005...........    $10.17       $10.56      1,515,239
   01/01/2006 to 12/31/2006...........    $10.56       $12.35      1,397,571
   01/01/2007 to 12/31/2007...........    $12.35       $12.51        879,872
   01/01/2008 to 12/31/2008...........    $12.51       $ 7.84        633,688
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 9.03        530,185
   01/01/2010 to 07/16/2010...........    $ 9.03       $ 8.69              0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.34       $14.94        757,138
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 8.69       $10.14        946,979
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 8.11       $10.24        932,979
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.26        663,927



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (1.45%)



                                                                    NUMBER OF
                                                                   ACCUMULATION
                                       ACCUMULATION                   UNITS
                                       UNIT VALUE AT ACCUMULATION  OUTSTANDING
                                       BEGINNING OF  UNIT VALUE AT  AT END OF
SUB-ACCOUNTS                              PERIOD     END OF PERIOD    PERIOD
------------                           ------------- ------------- ------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02        $12.27         6,435
   01/01/2010 to 12/31/2010...........    $12.27        $13.54         3,895
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04        $12.47         2,458
   01/01/2010 to 12/31/2010...........    $12.47        $13.97        11,134
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06        $12.82             0
   01/01/2010 to 12/31/2010...........    $12.82        $14.48             0
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10        $12.96           221
   01/01/2010 to 12/31/2010...........    $12.96        $14.46           648
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12        $12.26           610
   01/01/2010 to 12/31/2010...........    $12.26        $13.63           598
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08        $12.51             0
   01/01/2010 to 12/31/2010...........    $12.51        $14.04             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02        $12.09           256
   01/01/2010 to 12/31/2010...........    $12.09        $13.38           251
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04        $12.36         1,897
   01/01/2010 to 12/31/2010...........    $12.36        $13.81        13,851

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.40            0
   01/01/2010 to 12/31/2010...........    $12.40       $13.97        3,897
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $11.99            0
   01/01/2010 to 12/31/2010...........    $11.99       $13.22            0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.61       $14.57          460
   01/01/2010 to 12/31/2010...........    $14.57       $18.48          459
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $13.04            0
   01/01/2010 to 12/31/2010...........    $13.04       $17.03            0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.02          933
   01/01/2010 to 12/31/2010...........    $12.02       $13.43        1,499
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.35          374
   01/01/2010 to 12/31/2010...........    $12.35       $13.92          896
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.21        2,256
   01/01/2010 to 12/31/2010...........    $12.21       $14.32        6,730
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.86       $13.99            0
   01/01/2010 to 12/31/2010...........    $13.99       $16.58            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.89          167
   01/01/2010 to 12/31/2010...........    $12.89       $14.01          501
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $13.54        1,436
   01/01/2010 to 12/31/2010...........    $13.54       $15.99        1,342
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.81        1,267
   01/01/2010 to 12/31/2010...........    $12.81       $16.01        1,281

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.57           96
   01/01/2010 to 12/31/2010...........    $12.57       $14.06        4,780
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.30          858
   01/01/2010 to 12/31/2010...........    $12.30       $13.80        1,023
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.91            0
   01/01/2010 to 12/31/2010...........    $11.91       $13.10            0
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.33          218
   01/01/2010 to 12/31/2010...........    $13.33       $15.04          626
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $13.16            0
   01/01/2010 to 12/31/2010...........    $13.16       $14.40            0
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $10.89            0
   01/01/2010 to 12/31/2010...........    $10.89       $11.89            0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $11.72        1,071
   01/01/2010 to 12/31/2010...........    $11.72       $12.39        1,106
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29            0
   01/01/2010 to 12/31/2010...........    $10.29       $11.29            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30            0
   01/01/2010 to 12/31/2010...........    $10.30       $11.55            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.65        1,300
   01/01/2010 to 12/31/2010...........    $13.65       $14.41        1,325
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.79            0
   01/01/2010 to 12/31/2010...........    $12.79       $14.26            0
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.14          115
   01/01/2010 to 12/31/2010...........    $12.14       $13.56        4,842

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.77            43
   01/01/2010 to 12/31/2010...........    $12.77       $15.07            41
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.07       $13.42         1,396
   01/01/2010 to 12/31/2010...........    $13.42       $14.82         1,383
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.20         1,165
   01/01/2010 to 12/31/2010...........    $12.20       $13.56         1,156
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.29             0
   01/01/2010 to 12/31/2010...........    $13.29       $16.19             0
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $ 9.91         5,699
   01/01/2010 to 12/31/2010...........    $ 9.91       $ 9.77         5,729
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.77           103
   01/01/2010 to 12/31/2010...........    $13.77       $16.76           279
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.42             0
   01/01/2010 to 12/31/2010...........    $12.42       $15.74             0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.93       $12.12             0
   01/01/2010 to 12/31/2010...........    $12.12       $14.36             0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $14.86           688
   01/01/2010 to 12/31/2010...........    $14.86       $17.90           619
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.53           459
   01/01/2010 to 12/31/2010...........    $10.53       $10.78           503
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $11.10         9,604
   01/01/2010 to 12/31/2010...........    $11.10       $11.78        10,836
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.66         5,716
   01/01/2010 to 12/31/2010...........    $11.66       $12.70           264

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.86            0
   01/01/2010 to 12/31/2010...........    $12.86       $14.58            0
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.44        5,719
   01/01/2010 to 12/31/2010...........    $12.44       $13.71        6,512
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $13.19            0
   01/01/2010 to 12/31/2010...........    $13.19       $17.73            0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $13.00            0
   01/01/2010 to 12/31/2010...........    $13.00       $16.14            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.20        5,249
   01/01/2010 to 12/31/2010...........    $12.20       $13.41          623
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.15          608
   01/01/2010 to 12/31/2010...........    $11.15       $11.62          647
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.22          570
   01/01/2010 to 12/31/2010...........    $13.22       $15.08          538
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.30       $13.81          535
   01/01/2010 to 12/31/2010...........    $13.81       $16.40          497
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.81            0
   01/01/2010 to 12/31/2010...........    $12.81       $14.20            0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.80          531
   01/01/2010 to 12/31/2010...........    $10.80       $11.48        1,636
EVERGREEN VA GROWTH FUND
   05/01/2009 to 12/31/2009...........    $10.04       $12.69            0
   01/01/2010 to 07/16/2010...........    $12.69       $12.44            0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009...........    $10.05       $12.79            0
   01/01/2010 to 07/16/2010...........    $12.79       $12.16            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009...........    $ 9.89       $12.90            0
   01/01/2010 to 07/16/2010...........    $12.90       $12.06            0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $13.33            0
   01/01/2010 to 12/31/2010...........    $13.33       $15.63            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $10.07       $12.88        2,101
   01/01/2010 to 12/31/2010...........    $12.88       $13.99        2,682
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $14.55            0
   01/01/2010 to 12/31/2010...........    $14.55       $15.74            0
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   05/01/2009 to 12/31/2009...........    $10.04       $13.21            0
   01/01/2010 to 12/31/2010...........    $13.21       $16.12            0
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   05/01/2009 to 12/31/2009...........    $10.00       $14.05            0
   01/01/2010 to 12/31/2010...........    $14.05       $15.28            0
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.81            0
   01/01/2010 to 12/31/2010...........    $12.81       $13.29            0
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   05/01/2009 to 12/31/2009...........    $10.12       $14.57            0
   01/01/2010 to 12/31/2010...........    $14.57       $16.68            0
PROFUND VP ASIA 30
   05/01/2009 to 12/31/2009...........    $10.20       $14.07            0
   01/01/2010 to 12/31/2010...........    $14.07       $15.80            0
PROFUND VP BANKS
   05/01/2009 to 12/31/2009...........    $ 9.77       $12.57            0
   01/01/2010 to 12/31/2010...........    $12.57       $13.42            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BASIC MATERIALS
   05/01/2009 to 12/31/2009...........    $10.15       $14.36          0
   01/01/2010 to 12/31/2010...........    $14.36       $18.35          0
PROFUND VP BEAR
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 7.36          0
   01/01/2010 to 12/31/2010...........    $ 7.36       $ 5.96          0
PROFUND VP BULL
   05/01/2009 to 12/31/2009...........    $10.05       $12.72          0
   01/01/2010 to 12/31/2010...........    $12.72       $14.12          0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.62          0
   01/01/2010 to 12/31/2010...........    $12.62       $14.60          0
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.36          0
   01/01/2010 to 12/31/2010...........    $12.36       $14.78          0
PROFUND VP EUROPE 30
   05/01/2009 to 12/31/2009...........    $10.15       $13.70          0
   01/01/2010 to 12/31/2010...........    $13.70       $13.85          0
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........    $ 9.83       $12.93          0
   01/01/2010 to 12/31/2010...........    $12.93       $14.14          0
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.84          0
   01/01/2010 to 12/31/2010...........    $12.84       $13.01          0
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........    $10.11       $12.84          0
   01/01/2010 to 12/31/2010...........    $12.84       $15.65          0
PROFUND VP JAPAN
   05/01/2009 to 12/31/2009...........    $10.22       $11.41          0
   01/01/2010 to 12/31/2010...........    $11.41       $10.51          0
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.07       $12.70          0
   01/01/2010 to 12/31/2010...........    $12.70       $14.16          0
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........    $10.03       $12.75          0
   01/01/2010 to 12/31/2010...........    $12.75       $14.19          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.72          0
   01/01/2010 to 12/31/2010...........    $12.72       $16.10          0
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.92       $12.82          0
   01/01/2010 to 12/31/2010...........    $12.82       $15.22          0
PROFUND VP NASDAQ-100
   05/01/2009 to 12/31/2009...........    $10.01       $13.11          0
   01/01/2010 to 12/31/2010...........    $13.11       $15.27          0
PROFUND VP OIL & GAS
   05/01/2009 to 12/31/2009...........    $10.30       $11.98          0
   01/01/2010 to 12/31/2010...........    $11.98       $13.91          0
PROFUND VP PHARMACEUTICALS
   05/01/2009 to 12/31/2009...........    $10.02       $13.15          0
   01/01/2010 to 12/31/2010...........    $13.15       $13.02          0
PROFUND VP PRECIOUS METALS
   05/01/2009 to 12/31/2009...........    $10.01       $13.74          0
   01/01/2010 to 12/31/2010...........    $13.74       $18.00          0
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........    $ 9.62       $14.09          0
   01/01/2010 to 12/31/2010...........    $14.09       $17.31          0
PROFUND VP RISING RATES OPPORTUNITY
   05/01/2009 to 12/31/2009...........    $10.11       $10.27          0
   01/01/2010 to 12/31/2010...........    $10.27       $ 8.50          0
PROFUND VP SHORT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 9.99       $ 7.13          0
   01/01/2010 to 12/31/2010...........    $ 7.13       $ 5.54          0
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.01       $12.64          0
   01/01/2010 to 12/31/2010...........    $12.64       $15.66          0
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.96       $12.46          0
   01/01/2010 to 12/31/2010...........    $12.46       $14.99          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........    $10.15       $11.07          0
   01/01/2010 to 12/31/2010...........    $11.07       $12.62          0
PROFUND VP U.S. GOVERNMENT PLUS
   05/01/2009 to 12/31/2009...........    $ 9.89       $ 8.95          0
   01/01/2010 to 12/31/2010...........    $ 8.95       $ 9.71          0
PROFUND VP ULTRAMID-CAP
   05/01/2009 to 12/31/2009...........    $ 9.94       $16.10          0
   01/01/2010 to 12/31/2010...........    $16.10       $23.75          0
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........    $10.23       $12.31          0
   01/01/2010 to 12/31/2010...........    $12.31       $12.85          0
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.46          0
   01/01/2010 to 12/31/2010...........    $13.46       $15.13          0
S&P TARGET 24 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.06          0
   01/01/2010 to 12/31/2010...........    $12.06       $14.18          0
TARGET MANAGED VIP PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.36          0
   01/01/2010 to 12/31/2010...........    $12.36       $14.51          0
THE DOW DART 10 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.36          0
   01/01/2010 to 12/31/2010...........    $13.36       $15.37          0
THE DOW TARGET DIVIDEND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $13.78          0
   01/01/2010 to 12/31/2010...........    $13.78       $15.82          0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   05/01/2009 to 12/31/2009...........    $10.09       $12.33          0
   01/01/2010 to 07/16/2010...........    $12.33       $11.86          0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.18       $14.74          0
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.86       $13.83          0
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.06       $15.23          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $9.59        $12.26          0



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH ANY ONE OF HAV OR EBP & LT5 OR GMWB, HAV & EBP OR WITH ANY ONE COMBO 5% OR HDV AND GMWB OR COMBO 5%/HAV AND HD GRO/GRO PLUS 2008 OR HAV, EBP AND HD GRO OR HD GRO 60 BPS AND HAV OR GRO PLUS 2008 60 BPS
                                AND HAV (1.50%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.57               0
   01/01/2006 to 12/31/2006...........    $10.57       $11.41               0
   01/01/2007 to 12/31/2007...........    $11.41       $11.82               0
   01/01/2008 to 12/31/2008...........    $11.82       $11.11               0
   01/01/2009 to 12/31/2009...........    $11.11       $12.79               0
   01/01/2010 to 12/31/2010...........    $12.79       $14.66               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         736,943
   01/01/2006 to 12/31/2006...........    $10.02       $11.03       7,117,028
   01/01/2007 to 12/31/2007...........    $11.03       $11.86      10,504,772
   01/01/2008 to 12/31/2008...........    $11.86       $ 7.97       1,262,259
   01/01/2009 to 12/31/2009...........    $ 7.97       $ 9.76       3,603,747
   01/01/2010 to 12/31/2010...........    $ 9.76       $10.76       2,807,816
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.67         716,554
   01/01/2007 to 12/31/2007...........    $10.67       $11.51       1,523,109
   01/01/2008 to 12/31/2008...........    $11.51       $ 7.96         614,684
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 9.89       1,457,752
   01/01/2010 to 12/31/2010...........    $ 9.89       $11.08       1,260,896
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00         251,947
   01/01/2006 to 12/31/2006...........    $10.00       $11.39       2,429,054
   01/01/2007 to 12/31/2007...........    $11.39       $12.29       3,241,562
   01/01/2008 to 12/31/2008...........    $12.29       $ 6.98         132,722
   01/01/2009 to 12/31/2009...........    $ 6.98       $ 8.84         625,653
   01/01/2010 to 12/31/2010...........    $ 8.84       $ 9.98         540,358
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.50          34,250
   01/01/2004 to 12/31/2004...........    $12.50       $13.36         123,773
   01/01/2005 to 12/02/2005...........    $13.36       $15.35               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.75         91,128
   01/01/2004 to 12/31/2004...........    $12.75       $14.30        243,464
   01/01/2005 to 12/31/2005...........    $14.30       $14.87        292,732
   01/01/2006 to 12/31/2006...........    $14.87       $17.77        484,818
   01/01/2007 to 12/31/2007...........    $17.77       $16.88        431,841
   01/01/2008 to 12/31/2008...........    $16.88       $ 9.66         48,882
   01/01/2009 to 12/31/2009...........    $ 9.66       $11.78        139,553
   01/01/2010 to 12/31/2010...........    $11.78       $13.14        161,976
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.83        932,323
   01/01/2004 to 12/31/2004...........    $12.83       $14.03      3,211,199
   01/01/2005 to 12/31/2005...........    $14.03       $14.48      5,238,061
   01/01/2006 to 12/31/2006...........    $14.48       $16.73      3,666,490
   01/01/2007 to 12/31/2007...........    $16.73       $17.32      3,473,856
   01/01/2008 to 12/31/2008...........    $17.32       $10.12        443,322
   01/01/2009 to 12/31/2009...........    $10.12       $11.88      1,542,710
   01/01/2010 to 12/31/2010...........    $11.88       $13.21      1,315,243
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.16         29,927
   01/01/2004 to 12/31/2004...........    $12.16       $13.19         71,486
   01/01/2005 to 12/02/2005...........    $13.19       $14.61              0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.56         63,878
   01/01/2004 to 12/31/2004...........    $12.56       $13.92        233,605
   01/01/2005 to 12/31/2005...........    $13.92       $14.35        272,502
   01/01/2006 to 12/31/2006...........    $14.35       $16.52        261,969
   01/01/2007 to 12/31/2007...........    $16.52       $16.25        270,936
   01/01/2008 to 12/31/2008...........    $16.25       $10.45         30,296
   01/01/2009 to 12/31/2009...........    $10.45       $12.12        112,094
   01/01/2010 to 12/31/2010...........    $12.12       $13.59        108,922
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         50,716
   01/01/2006 to 12/31/2006...........    $10.03       $10.92        832,155
   01/01/2007 to 12/31/2007...........    $10.92       $11.73      1,645,122
   01/01/2008 to 12/31/2008...........    $11.73       $ 8.24        347,116
   01/01/2009 to 12/31/2009...........    $ 8.24       $10.01      2,332,501
   01/01/2010 to 12/31/2010...........    $10.01       $11.07      1,919,500
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.33              0
   01/01/2009 to 12/31/2009...........    $11.33       $11.12              0
   01/01/2010 to 12/31/2010...........    $11.12       $11.98              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.41               0
   01/01/2010 to 12/31/2010...........    $ 9.41       $10.25               0
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.80          12,675
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $12.07               0
   01/01/2009 to 12/31/2009...........    $12.07       $11.17               0
   01/01/2010 to 12/31/2010...........    $11.17       $12.23               0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.14           4,254
   01/01/2009 to 12/31/2009...........    $12.14       $11.04           4,254
   01/01/2010 to 12/31/2010...........    $11.04       $12.10               0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.82               0
   01/01/2010 to 12/31/2010...........    $ 8.82       $ 9.71           6,670
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $11.04           5,927
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         568,555
   01/01/2006 to 12/31/2006...........    $10.01       $11.21      11,195,570
   01/01/2007 to 12/31/2007...........    $11.21       $12.11      15,421,278
   01/01/2008 to 12/31/2008...........    $12.11       $ 7.76         887,769
   01/01/2009 to 12/31/2009...........    $ 7.76       $ 9.58       4,580,938
   01/01/2010 to 12/31/2010...........    $ 9.58       $10.70       3,449,942
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.51           1,703
   01/01/2008 to 12/31/2008...........    $11.51       $ 7.34          54,042
   01/01/2009 to 12/31/2009...........    $ 7.34       $ 9.18         350,540
   01/01/2010 to 12/31/2010...........    $ 9.18       $10.34         353,593
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.04          19,781
   01/01/2008 to 12/31/2008...........    $10.04       $ 7.17         187,773
   01/01/2009 to 12/31/2009...........    $ 7.17       $ 8.71         562,379
   01/01/2010 to 12/31/2010...........    $ 8.71       $ 9.60         625,456

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.99         61,714
   01/01/2004 to 12/31/2004...........    $13.99       $19.00        304,865
   01/01/2005 to 12/31/2005...........    $19.00       $21.49        302,348
   01/01/2006 to 12/31/2006...........    $21.49       $28.95        298,492
   01/01/2007 to 12/31/2007...........    $28.95       $22.83        280,863
   01/01/2008 to 12/31/2008...........    $22.83       $14.60         27,985
   01/01/2009 to 12/31/2009...........    $14.60       $18.98         91,102
   01/01/2010 to 12/31/2010...........    $18.98       $24.06         94,164
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.25         30,696
   01/01/2004 to 12/31/2004...........    $14.25       $17.14         91,275
   01/01/2005 to 12/31/2005...........    $17.14       $17.09        188,552
   01/01/2006 to 12/31/2006...........    $17.09       $20.19        177,609
   01/01/2007 to 12/31/2007...........    $20.19       $16.35        146,459
   01/01/2008 to 07/18/2008...........    $16.35       $14.99              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.47        164,946
   01/01/2004 to 12/31/2004...........    $16.47       $19.97        633,435
   01/01/2005 to 12/31/2005...........    $19.97       $21.52        921,228
   01/01/2006 to 12/31/2006...........    $21.52       $23.94        735,301
   01/01/2007 to 12/31/2007...........    $23.94       $26.22        690,521
   01/01/2008 to 12/31/2008...........    $26.22       $14.44         77,724
   01/01/2009 to 12/31/2009...........    $14.44       $18.87        263,368
   01/01/2010 to 12/31/2010...........    $18.87       $24.63        208,277
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.00              0
   01/01/2008 to 12/31/2008...........    $10.00       $ 7.17         58,918
   01/01/2009 to 12/31/2009...........    $ 7.17       $ 8.56        254,505
   01/01/2010 to 12/31/2010...........    $ 8.56       $ 9.56        263,943
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.59        920,633
   01/01/2007 to 12/31/2007...........    $10.59       $11.33      2,592,217
   01/01/2008 to 12/31/2008...........    $11.33       $ 7.31        251,593
   01/01/2009 to 12/31/2009...........    $ 7.31       $ 8.92      1,229,017
   01/01/2010 to 12/31/2010...........    $ 8.92       $10.04        911,050
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.49        700,824
   01/01/2007 to 12/31/2007...........    $10.49       $11.52      1,835,262
   01/01/2008 to 12/31/2008...........    $11.52       $ 6.73        316,746
   01/01/2009 to 12/31/2009...........    $ 6.73       $ 8.35      2,024,279
   01/01/2010 to 12/31/2010...........    $ 8.35       $ 9.78      1,754,551
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.48         26,086
   01/01/2009 to 11/13/2009...........    $ 7.48       $ 8.38              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.12           727
   01/01/2009 to 12/31/2009...........    $ 6.12       $ 8.14         5,264
   01/01/2010 to 12/31/2010...........    $ 8.14       $ 9.64        20,842
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.68        30,932
   01/01/2004 to 12/31/2004...........    $11.68       $11.93       162,830
   01/01/2005 to 12/31/2005...........    $11.93       $12.14       176,150
   01/01/2006 to 12/31/2006...........    $12.14       $13.15       211,942
   01/01/2007 to 12/31/2007...........    $13.15       $14.77       279,256
   01/01/2008 to 12/31/2008...........    $14.77       $ 8.69        26,348
   01/01/2009 to 12/31/2009...........    $ 8.69       $12.79       141,442
   01/01/2010 to 12/31/2010...........    $12.79       $13.89        76,866
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.81       170,457
   01/01/2004 to 12/31/2004...........    $12.81       $14.68       633,571
   01/01/2005 to 12/31/2005...........    $14.68       $15.15       974,840
   01/01/2006 to 12/31/2006...........    $15.15       $15.86       775,703
   01/01/2007 to 12/31/2007...........    $15.86       $18.64       724,250
   01/01/2008 to 12/31/2008...........    $18.64       $10.87        59,432
   01/01/2009 to 12/31/2009...........    $10.87       $16.82       289,943
   01/01/2010 to 12/31/2010...........    $16.82       $19.85       203,194
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.03            75
   01/01/2004 to 12/31/2004...........    $14.03       $16.61            17
   01/01/2005 to 12/31/2005...........    $16.61       $17.18             0
   01/01/2006 to 12/31/2006...........    $17.18       $19.84             0
   01/01/2007 to 12/31/2007...........    $19.84       $18.54             0
   01/01/2008 to 12/31/2008...........    $18.54       $13.40        19,514
   01/01/2009 to 12/31/2009...........    $13.40       $16.74        44,719
   01/01/2010 to 12/31/2010...........    $16.74       $20.90        79,338
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.30       144,343
   01/01/2004 to 12/31/2004...........    $12.30       $13.46       395,118
   01/01/2005 to 12/31/2005...........    $13.46       $13.40       458,734
   01/01/2006 to 12/31/2006...........    $13.40       $14.57       414,217
   01/01/2007 to 12/31/2007...........    $14.57       $14.71       372,804
   01/01/2008 to 12/31/2008...........    $14.71       $10.78        56,255
   01/01/2009 to 12/31/2009...........    $10.78       $14.40       283,337
   01/01/2010 to 12/31/2010...........    $14.40       $16.10       157,948
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.19             0
   01/01/2008 to 12/31/2008...........    $10.19       $ 6.96        57,866
   01/01/2009 to 12/31/2009...........    $ 6.96       $ 8.68       569,996
   01/01/2010 to 12/31/2010...........    $ 8.68       $ 9.73       588,503

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17          1,784
   01/01/2008 to 12/31/2008...........    $10.17       $ 7.59         60,517
   01/01/2009 to 12/31/2009...........    $ 7.59       $ 9.23        348,104
   01/01/2010 to 12/31/2010...........    $ 9.23       $10.15        370,691
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.41        470,320
   01/01/2004 to 12/31/2004...........    $13.41       $15.35      1,986,105
   01/01/2005 to 12/31/2005...........    $15.35       $17.62      2,661,158
   01/01/2006 to 12/31/2006...........    $17.62       $21.00      1,900,964
   01/01/2007 to 12/31/2007...........    $21.00       $24.62      1,697,605
   01/01/2008 to 12/31/2008...........    $24.62       $12.07        219,486
   01/01/2009 to 12/31/2009...........    $12.07       $16.08        783,945
   01/01/2010 to 12/31/2010...........    $16.08       $18.14        644,187
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.92         20,245
   01/01/2004 to 12/31/2004...........    $12.92       $15.40         76,147
   01/01/2005 to 12/31/2005...........    $15.40       $17.25        221,219
   01/01/2006 to 12/31/2006...........    $17.25       $21.66        276,622
   01/01/2007 to 12/31/2007...........    $21.66       $25.13        423,852
   01/01/2008 to 12/31/2008...........    $25.13       $13.86         43,027
   01/01/2009 to 12/31/2009...........    $13.86       $17.82        103,064
   01/01/2010 to 12/31/2010...........    $17.82       $19.50         94,961
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.00       $10.75      2,260,847
   01/01/2009 to 12/31/2009...........    $10.75       $11.78        714,433
   01/01/2010 to 12/31/2010...........    $11.78       $12.86        349,323
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.70          1,832
   01/01/2004 to 12/31/2004...........    $11.70       $12.81         16,079
   01/01/2005 to 12/31/2005...........    $12.81       $13.49         37,713
   01/01/2006 to 12/31/2006...........    $13.49       $14.77         67,203
   01/01/2007 to 12/31/2007...........    $14.77       $14.83        200,084
   01/01/2008 to 12/31/2008...........    $14.83       $12.03        267,698
   01/01/2009 to 12/31/2009...........    $12.03       $14.46        769,525
   01/01/2010 to 12/31/2010...........    $14.46       $15.29        706,865
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29              0
   01/01/2010 to 12/31/2010...........    $10.29       $11.29         22,698

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30              0
   01/01/2010 to 12/31/2010...........    $10.30       $11.54         17,784
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.81         57,874
   01/01/2004 to 12/31/2004...........    $12.81       $14.78        192,576
   01/01/2005 to 12/31/2005...........    $14.78       $16.16        313,602
   01/01/2006 to 12/31/2006...........    $16.16       $19.55        388,188
   01/01/2007 to 12/31/2007...........    $19.55       $21.07        423,778
   01/01/2008 to 12/31/2008...........    $21.07       $12.16         71,449
   01/01/2009 to 12/31/2009...........    $12.16       $16.28        131,795
   01/01/2010 to 12/31/2010...........    $16.28       $17.19        134,112
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.70         38,215
   01/01/2004 to 12/31/2004...........    $11.70       $13.30        126,725
   01/01/2005 to 12/31/2005...........    $13.30       $13.95        391,304
   01/01/2006 to 12/31/2006...........    $13.95       $16.28        418,800
   01/01/2007 to 12/31/2007...........    $16.28       $15.56        360,373
   01/01/2008 to 12/31/2008...........    $15.56       $ 8.97         82,540
   01/01/2009 to 12/31/2009...........    $ 8.97       $10.55        199,552
   01/01/2010 to 12/31/2010...........    $10.55       $11.76        198,247
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.97        309,328
   01/01/2004 to 12/31/2004...........    $11.97       $12.67        733,436
   01/01/2005 to 12/31/2005...........    $12.67       $12.62      1,255,644
   01/01/2006 to 12/31/2006...........    $12.62       $13.65      1,013,491
   01/01/2007 to 12/31/2007...........    $13.65       $14.26        979,275
   01/01/2008 to 12/31/2008...........    $14.26       $10.78        306,278
   01/01/2009 to 12/31/2009...........    $10.78       $14.30        600,007
   01/01/2010 to 12/31/2010...........    $14.30       $15.97        357,716
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.35      1,021,520
   01/01/2004 to 12/31/2004...........    $12.35       $14.07      3,543,456
   01/01/2005 to 12/31/2005...........    $14.07       $14.81      5,558,151
   01/01/2006 to 12/31/2006...........    $14.81       $15.64      4,434,214
   01/01/2007 to 12/31/2007...........    $15.64       $17.71      4,017,921
   01/01/2008 to 12/31/2008...........    $17.71       $ 9.83        456,501
   01/01/2009 to 12/31/2009...........    $ 9.83       $12.56      1,600,861
   01/01/2010 to 12/31/2010...........    $12.56       $14.82      1,327,334

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.36         34,777
   01/01/2004 to 12/31/2004...........    $12.36       $14.42        143,889
   01/01/2005 to 12/31/2005...........    $14.42       $15.28        109,270
   01/01/2006 to 12/31/2006...........    $15.28       $18.71        218,215
   01/01/2007 to 12/31/2007...........    $18.71       $20.16        254,379
   01/01/2008 to 12/31/2008...........    $20.16       $13.10         30,637
   01/01/2009 to 12/31/2009...........    $13.10       $16.98         68,260
   01/01/2010 to 12/31/2010...........    $16.98       $18.74         59,365
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.47        188,109
   01/01/2004 to 12/31/2004...........    $11.47       $12.50        305,582
   01/01/2005 to 12/31/2005...........    $12.50       $13.09        423,803
   01/01/2006 to 12/31/2006...........    $13.09       $14.14        348,252
   01/01/2007 to 12/31/2007...........    $14.14       $16.03        351,692
   01/01/2008 to 12/31/2008...........    $16.03       $10.06         74,704
   01/01/2009 to 12/31/2009...........    $10.06       $12.32        138,388
   01/01/2010 to 12/31/2010...........    $12.32       $13.68        121,164
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.44         33,721
   01/01/2004 to 12/31/2004...........    $13.44       $15.27        122,314
   01/01/2005 to 12/31/2005...........    $15.27       $15.86         84,264
   01/01/2006 to 12/31/2006...........    $15.86       $17.85        101,373
   01/01/2007 to 12/31/2007...........    $17.85       $18.06        111,487
   01/01/2008 to 12/31/2008...........    $18.06       $11.01         16,776
   01/01/2009 to 12/31/2009...........    $11.01       $15.06         38,380
   01/01/2010 to 12/31/2010...........    $15.06       $18.34         61,575
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.91        432,412
   01/01/2004 to 12/31/2004...........    $ 9.91       $ 9.84        860,728
   01/01/2005 to 12/31/2005...........    $ 9.84       $ 9.96      1,280,092
   01/01/2006 to 12/31/2006...........    $ 9.96       $10.26      2,006,434
   01/01/2007 to 12/31/2007...........    $10.26       $10.60      2,126,726
   01/01/2008 to 12/31/2008...........    $10.60       $10.70      3,923,612
   01/01/2009 to 12/31/2009...........    $10.70       $10.57      9,356,356
   01/01/2010 to 12/31/2010...........    $10.57       $10.41      4,514,743
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.40        268,150
   01/01/2004 to 12/31/2004...........    $13.40       $16.22        989,311
   01/01/2005 to 12/31/2005...........    $16.22       $17.90      1,435,582
   01/01/2006 to 12/31/2006...........    $17.90       $19.53      1,220,026
   01/01/2007 to 12/31/2007...........    $19.53       $19.84      1,208,758
   01/01/2008 to 12/31/2008...........    $19.84       $11.29        131,484
   01/01/2009 to 12/31/2009...........    $11.29       $15.64        360,015
   01/01/2010 to 12/31/2010...........    $15.64       $19.01        338,461

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.24         96,132
   01/01/2004 to 12/31/2004...........    $12.24       $13.99        238,963
   01/01/2005 to 12/31/2005...........    $13.99       $15.64        394,159
   01/01/2006 to 12/31/2006...........    $15.64       $17.57        430,929
   01/01/2007 to 12/31/2007...........    $17.57       $21.15        502,643
   01/01/2008 to 12/31/2008...........    $21.15       $11.84         62,184
   01/01/2009 to 12/31/2009...........    $11.84       $15.13        141,041
   01/01/2010 to 12/31/2010...........    $15.13       $19.18        155,932
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.13         27,101
   01/01/2004 to 12/31/2004...........    $14.13       $15.23         78,039
   01/01/2005 to 12/31/2005...........    $15.23       $15.06         91,440
   01/01/2006 to 12/31/2006...........    $15.06       $15.98         89,814
   01/01/2007 to 12/31/2007...........    $15.98       $18.69         87,947
   01/01/2008 to 12/31/2008...........    $18.69       $10.58         10,447
   01/01/2009 to 12/31/2009...........    $10.58       $12.77         28,177
   01/01/2010 to 12/31/2010...........    $12.77       $15.12         35,217
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.58            600
   01/01/2009 to 12/31/2009...........    $ 5.58       $ 9.15        119,599
   01/01/2010 to 12/31/2010...........    $ 9.15       $11.02        146,162
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.26        238,601
   01/01/2004 to 12/31/2004...........    $10.26       $10.32      1,926,546
   01/01/2005 to 12/31/2005...........    $10.32       $10.33      3,460,160
   01/01/2006 to 12/31/2006...........    $10.33       $10.56      2,823,575
   01/01/2007 to 12/31/2007...........    $10.56       $11.11      2,525,498
   01/01/2008 to 12/31/2008...........    $11.11       $11.07        526,364
   01/01/2009 to 12/31/2009...........    $11.07       $12.02      1,118,692
   01/01/2010 to 12/31/2010...........    $12.02       $12.30        945,944
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.55      1,067,126
   01/01/2004 to 12/31/2004...........    $10.55       $10.91      3,124,509
   01/01/2005 to 12/31/2005...........    $10.91       $11.02      1,778,198
   01/01/2006 to 12/31/2006...........    $11.02       $11.26      1,726,161
   01/01/2007 to 12/31/2007...........    $11.26       $12.01      1,806,287
   01/01/2008 to 12/31/2008...........    $12.01       $11.56        475,411
   01/01/2009 to 12/31/2009...........    $11.56       $13.27      1,242,625
   01/01/2010 to 12/31/2010...........    $13.27       $14.08      1,216,835
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.04         36,158
   01/01/2006 to 12/31/2006...........    $10.04       $10.68        164,167
   01/01/2007 to 12/31/2007...........    $10.68       $11.43        552,669
   01/01/2008 to 12/31/2008...........    $11.43       $ 9.07        689,010
   01/01/2009 to 12/31/2009...........    $ 9.07       $10.72      1,209,120
   01/01/2010 to 12/31/2010...........    $10.72       $11.67      1,279,799

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.31         82,843
   01/01/2004 to 12/31/2004...........    $12.31       $13.33        220,398
   01/01/2005 to 12/31/2005...........    $13.33       $13.60        337,076
   01/01/2006 to 12/31/2006...........    $13.60       $15.08        379,277
   01/01/2007 to 12/31/2007...........    $15.08       $15.16        437,606
   01/01/2008 to 12/31/2008...........    $15.16       $ 9.15         41,633
   01/01/2009 to 12/31/2009...........    $ 9.15       $10.98        119,152
   01/01/2010 to 12/31/2010...........    $10.98       $12.45        103,489
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.68         30,366
   01/01/2004 to 12/31/2004...........    $11.68       $12.54        102,109
   01/01/2005 to 12/31/2005...........    $12.54       $12.92        122,599
   01/01/2006 to 12/31/2006...........    $12.92       $13.95        149,837
   01/01/2007 to 12/31/2007...........    $13.95       $14.97        216,035
   01/01/2008 to 12/31/2008...........    $14.97       $10.29         52,317
   01/01/2009 to 12/31/2009...........    $10.29       $12.92        590,351
   01/01/2010 to 12/31/2010...........    $12.92       $14.23        450,911
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.56         52,103
   01/01/2004 to 12/31/2004...........    $13.56       $12.43         82,128
   01/01/2005 to 12/31/2005...........    $12.43       $12.43         92,473
   01/01/2006 to 12/31/2006...........    $12.43       $13.79        120,888
   01/01/2007 to 12/31/2007...........    $13.79       $14.55        113,131
   01/01/2008 to 12/31/2008...........    $14.55       $ 9.32         30,544
   01/01/2009 to 12/31/2009...........    $ 9.32       $12.29         63,593
   01/01/2010 to 12/31/2010...........    $12.29       $16.51         72,358
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.49        344,340
   01/01/2004 to 12/31/2004...........    $13.49       $15.47      1,067,140
   01/01/2005 to 12/31/2005...........    $15.47       $16.25      1,545,343
   01/01/2006 to 12/31/2006...........    $16.25       $19.22      1,270,917
   01/01/2007 to 12/31/2007...........    $19.22       $17.87      1,302,430
   01/01/2008 to 12/31/2008...........    $17.87       $12.37        153,429
   01/01/2009 to 12/31/2009...........    $12.37       $15.47        465,071
   01/01/2010 to 12/31/2010...........    $15.47       $19.20        374,323
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.18         83,496
   01/01/2004 to 12/31/2004...........    $12.18       $13.33        202,648
   01/01/2005 to 12/31/2005...........    $13.33       $13.75        335,979
   01/01/2006 to 12/31/2006...........    $13.75       $15.23        400,619
   01/01/2007 to 12/31/2007...........    $15.23       $15.95        721,295
   01/01/2008 to 12/31/2008...........    $15.95       $11.64        200,601
   01/01/2009 to 12/31/2009...........    $11.64       $14.23        600,940
   01/01/2010 to 12/31/2010...........    $14.23       $15.63        555,337

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.47         92,875
   01/01/2004 to 12/31/2004...........    $11.47       $12.27        759,419
   01/01/2005 to 12/31/2005...........    $12.27       $11.55      1,363,031
   01/01/2006 to 12/31/2006...........    $11.55       $12.09      1,040,579
   01/01/2007 to 12/31/2007...........    $12.09       $13.05      1,134,701
   01/01/2008 to 12/31/2008...........    $13.05       $12.55        116,300
   01/01/2009 to 12/31/2009...........    $12.55       $13.85        411,753
   01/01/2010 to 12/31/2010...........    $13.85       $14.43        329,237
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.39         28,954
   01/01/2004 to 12/31/2004...........    $11.39       $11.86         70,775
   01/01/2005 to 12/31/2005...........    $11.86       $13.60        210,879
   01/01/2006 to 12/31/2006...........    $13.60       $14.15        268,432
   01/01/2007 to 12/31/2007...........    $14.15       $15.09        439,213
   01/01/2008 to 12/31/2008...........    $15.09       $ 8.83         74,205
   01/01/2009 to 12/31/2009...........    $ 8.83       $13.34        269,371
   01/01/2010 to 12/31/2010...........    $13.34       $15.22        229,668
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.74         20,929
   01/01/2004 to 12/31/2004...........    $13.74       $17.75        148,837
   01/01/2005 to 12/31/2005...........    $17.75       $22.98        221,161
   01/01/2006 to 12/31/2006...........    $22.98       $26.22        257,416
   01/01/2007 to 12/31/2007...........    $26.22       $36.29        327,780
   01/01/2008 to 12/31/2008...........    $36.29       $17.88         48,171
   01/01/2009 to 12/31/2009...........    $17.88       $26.30        147,958
   01/01/2010 to 12/31/2010...........    $26.30       $31.20        143,132
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.45         40,259
   01/01/2004 to 12/31/2004...........    $12.45       $14.49        114,540
   01/01/2005 to 12/31/2005...........    $14.49       $15.60        172,943
   01/01/2006 to 12/31/2006...........    $15.60       $18.71        335,345
   01/01/2007 to 12/31/2007...........    $18.71       $18.64        444,416
   01/01/2008 to 12/31/2008...........    $18.64       $11.51         56,513
   01/01/2009 to 12/31/2009...........    $11.51       $13.41        135,555
   01/01/2010 to 12/31/2010...........    $13.41       $14.85        144,676
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98          7,942
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 9.32        128,686
   01/01/2009 to 12/31/2009...........    $ 9.32       $10.25        162,500
   01/01/2010 to 12/31/2010...........    $10.25       $10.88        191,856

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.45        111,628
   01/01/2006 to 12/31/2006...........    $11.45       $12.52        131,808
   01/01/2007 to 12/31/2007...........    $12.52       $13.70        115,632
   01/01/2008 to 12/31/2008...........    $13.70       $ 7.94         15,956
   01/01/2009 to 12/31/2009...........    $ 7.94       $10.94         50,260
   01/01/2010 to 07/16/2010...........    $10.94       $10.72              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $10.45          5,552
   01/01/2004 to 12/31/2004...........    $10.45       $12.27         24,314
   01/01/2005 to 12/31/2005...........    $12.27       $14.02         76,164
   01/01/2006 to 12/31/2006...........    $14.02       $17.01        137,407
   01/01/2007 to 12/31/2007...........    $17.01       $19.27        154,843
   01/01/2008 to 12/31/2008...........    $19.27       $11.11         19,778
   01/01/2009 to 12/31/2009...........    $11.11       $12.68         42,576
   01/01/2010 to 07/16/2010...........    $12.68       $12.06              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $13.27          3,320
   01/01/2004 to 12/31/2004...........    $13.27       $14.01         22,947
   01/01/2005 to 12/31/2005...........    $14.01       $14.33         19,709
   01/01/2006 to 12/31/2006...........    $14.33       $14.96         17,678
   01/01/2007 to 12/31/2007...........    $14.96       $16.50         17,767
   01/01/2008 to 12/31/2008...........    $16.50       $11.83            497
   01/01/2009 to 12/31/2009...........    $11.83       $16.78         17,263
   01/01/2010 to 07/16/2010...........    $16.78       $15.69              0
EVERGREEN VA SPECIAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $14.76         19,312
   01/01/2004 to 12/31/2004...........    $14.76       $15.38         71,520
   01/01/2005 to 04/15/2005...........    $15.38       $13.71              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.51       $14.38              0
   01/01/2006 to 12/31/2006...........    $14.38       $14.73              0
   01/01/2007 to 12/31/2007...........    $14.73       $15.34        200,912
   01/01/2008 to 12/31/2008...........    $15.34       $ 8.49            108
   01/01/2009 to 12/31/2009...........    $ 8.49       $10.76         35,449
   01/01/2010 to 12/31/2010...........    $10.76       $12.62         31,719
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.65        229,407
   01/01/2009 to 12/31/2009...........    $ 6.65       $ 8.52      1,106,583
   01/01/2010 to 12/31/2010...........    $ 8.52       $ 9.25      1,017,410
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $15.96         22,182
   01/01/2005 to 12/31/2005...........    $15.96       $17.32         45,882
   01/01/2006 to 12/31/2006...........    $17.32       $23.62        159,568
   01/01/2007 to 12/31/2007...........    $23.62       $26.37        232,530
   01/01/2008 to 12/31/2008...........    $26.37       $14.86         16,403
   01/01/2009 to 12/31/2009...........    $14.86       $20.65         28,524
   01/01/2010 to 12/31/2010...........    $20.65       $22.32         20,980

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   01/01/2003 to 12/31/2003...........        --       $13.18        27,792
   01/01/2004 to 12/31/2004...........    $13.18       $14.71       117,657
   01/01/2005 to 12/31/2005...........    $14.71       $16.05        40,292
   01/01/2006 to 12/31/2006...........    $16.05       $18.36        44,217
   01/01/2007 to 12/31/2007...........    $18.36       $20.28        50,151
   01/01/2008 to 12/31/2008...........    $20.28       $10.37         2,512
   01/01/2009 to 12/31/2009...........    $10.37       $14.55        17,432
   01/01/2010 to 12/31/2010...........    $14.55       $17.75        15,229
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   01/01/2003 to 12/31/2003...........        --       $12.67         9,201
   01/01/2004 to 12/31/2004...........    $12.67       $13.56        19,908
   01/01/2005 to 12/31/2005...........    $13.56       $14.15        29,637
   01/01/2006 to 12/31/2006...........    $14.15       $16.23        45,427
   01/01/2007 to 12/31/2007...........    $16.23       $12.43        52,955
   01/01/2008 to 12/31/2008...........    $12.43       $ 4.97        13,501
   01/01/2009 to 12/31/2009...........    $ 4.97       $ 6.23        47,117
   01/01/2010 to 12/31/2010...........    $ 6.23       $ 6.77        31,824
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $11.98        16,675
   01/01/2004 to 12/31/2004...........    $11.98       $12.69        39,343
   01/01/2005 to 12/31/2005...........    $12.69       $13.52        52,543
   01/01/2006 to 12/31/2006...........    $13.52       $14.02        74,602
   01/01/2007 to 12/31/2007...........    $14.02       $15.44        77,544
   01/01/2008 to 12/31/2008...........    $15.44       $10.86         7,203
   01/01/2009 to 12/31/2009...........    $10.86       $13.65        17,858
   01/01/2010 to 12/31/2010...........    $13.65       $14.16        23,803
INVESCO V.I. TECHNOLOGY FUND
FORMERLY, AIM V.I. TECHNOLOGY FUND
   01/01/2004 to 12/31/2004...........        --       $13.83           216
   01/01/2005 to 12/31/2005...........    $13.83       $13.91           215
   01/01/2006 to 12/31/2006...........    $13.91       $15.14           215
   01/01/2007 to 12/31/2007...........    $15.14       $16.06           909
   01/01/2008 to 12/31/2008...........    $16.06       $ 8.78           214
   01/01/2009 to 12/31/2009...........    $ 8.78       $13.61             0
   01/01/2010 to 12/31/2010...........    $13.61       $16.27             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NASDAQ TARGET 15 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.67       $10.86             0
   01/01/2006 to 12/31/2006...........    $10.86       $11.64             0
   01/01/2007 to 12/31/2007...........    $11.64       $13.96             0
   01/01/2008 to 12/31/2008...........    $13.96       $ 6.75             0
   01/01/2009 to 12/31/2009...........    $ 6.75       $ 7.78             0
   01/01/2010 to 12/31/2010...........    $ 7.78       $ 9.99             0
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $15.63        20,956
   01/01/2004 to 12/31/2004...........    $15.63       $18.44       118,837
   01/01/2005 to 12/31/2005...........    $18.44       $23.89       146,349
   01/01/2006 to 12/31/2006...........    $23.89       $31.67       146,603
   01/01/2007 to 12/31/2007...........    $31.67       $44.77       226,697
   01/01/2008 to 12/31/2008...........    $44.77       $18.58        21,797
   01/01/2009 to 12/31/2009...........    $18.58       $29.70        76,457
   01/01/2010 to 12/31/2010...........    $29.70       $33.97        58,459
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $16.03         6,176
   01/01/2004 to 12/31/2004...........    $16.03       $15.71        20,171
   01/01/2005 to 12/31/2005...........    $15.71       $18.49        44,325
   01/01/2006 to 12/31/2006...........    $18.49       $25.37        90,819
   01/01/2007 to 12/31/2007...........    $25.37       $36.92        86,948
   01/01/2008 to 12/31/2008...........    $36.92       $17.88        10,601
   01/01/2009 to 12/31/2009...........    $17.88       $27.16        32,855
   01/01/2010 to 12/31/2010...........    $27.16       $30.47        23,453
PROFUND VP BANKS
   01/01/2003 to 12/31/2003...........        --       $12.92         4,576
   01/01/2004 to 12/31/2004...........    $12.92       $14.22        12,919
   01/01/2005 to 12/31/2005...........    $14.22       $13.99         9,019
   01/01/2006 to 12/31/2006...........    $13.99       $15.91        13,327
   01/01/2007 to 12/31/2007...........    $15.91       $11.39         6,690
   01/01/2008 to 12/31/2008...........    $11.39       $ 5.96         2,679
   01/01/2009 to 12/31/2009...........    $ 5.96       $ 5.62        13,233
   01/01/2010 to 12/31/2010...........    $ 5.62       $ 6.00        20,524
PROFUND VP BASIC MATERIALS
   01/01/2003 to 12/31/2003...........        --       $13.41         3,940
   01/01/2004 to 12/31/2004...........    $13.41       $14.56        17,377
   01/01/2005 to 12/31/2005...........    $14.56       $14.69        38,950
   01/01/2006 to 12/31/2006...........    $14.69       $16.71        45,888
   01/01/2007 to 12/31/2007...........    $16.71       $21.51        89,700
   01/01/2008 to 12/31/2008...........    $21.51       $10.29        20,532
   01/01/2009 to 12/31/2009...........    $10.29       $16.46        46,277
   01/01/2010 to 12/31/2010...........    $16.46       $21.03        45,362

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $ 7.53         3,186
   01/01/2004 to 12/31/2004...........    $ 7.53       $ 6.65         5,797
   01/01/2005 to 12/31/2005...........    $ 6.65       $ 6.46        63,027
   01/01/2006 to 12/31/2006...........    $ 6.46       $ 5.89        47,292
   01/01/2007 to 12/31/2007...........    $ 5.89       $ 5.83        15,764
   01/01/2008 to 12/31/2008...........    $ 5.83       $ 8.04        61,814
   01/01/2009 to 12/31/2009...........    $ 8.04       $ 5.71        39,269
   01/01/2010 to 12/31/2010...........    $ 5.71       $ 4.63        31,258
PROFUND VP BIOTECHNOLOGY
   01/01/2005 to 12/31/2005...........    $14.68       $17.25             0
   01/01/2006 to 12/31/2006...........    $17.25       $16.29             0
   01/01/2007 to 12/31/2007...........    $16.29       $15.86             0
   01/01/2008 to 12/31/2008...........    $15.86       $15.91             0
   01/01/2009 to 12/31/2009...........    $15.91       $16.26             0
   01/01/2010 to 12/31/2010...........    $16.26       $16.83             0
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $12.07        18,458
   01/01/2004 to 12/31/2004...........    $12.07       $12.93       182,468
   01/01/2005 to 12/31/2005...........    $12.93       $13.09       174,518
   01/01/2006 to 12/31/2006...........    $13.09       $14.65       154,954
   01/01/2007 to 12/31/2007...........    $14.65       $14.94        82,707
   01/01/2008 to 12/31/2008...........    $14.94       $ 9.18        26,545
   01/01/2009 to 12/31/2009...........    $ 9.18       $11.24        84,262
   01/01/2010 to 12/31/2010...........    $11.24       $12.46        66,531
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.56         1,762
   01/01/2004 to 12/31/2004...........    $11.56       $12.44         8,109
   01/01/2005 to 12/31/2005...........    $12.44       $12.21         4,537
   01/01/2006 to 12/31/2006...........    $12.21       $13.54        10,385
   01/01/2007 to 12/31/2007...........    $13.54       $14.35        74,099
   01/01/2008 to 12/31/2008...........    $14.35       $10.36         1,437
   01/01/2009 to 12/31/2009...........    $10.36       $12.41         2,159
   01/01/2010 to 12/31/2010...........    $12.41       $14.34         3,787
PROFUND VP CONSUMER SERVICES
   01/01/2003 to 12/31/2003...........        --       $11.71         2,321
   01/01/2004 to 12/31/2004...........    $11.71       $12.41        27,094
   01/01/2005 to 12/31/2005...........    $12.41       $11.66         7,654
   01/01/2006 to 12/31/2006...........    $11.66       $12.86         7,212
   01/01/2007 to 12/31/2007...........    $12.86       $11.62         3,058
   01/01/2008 to 12/31/2008...........    $11.62       $ 7.85           542
   01/01/2009 to 12/31/2009...........    $ 7.85       $10.12         1,845
   01/01/2010 to 12/31/2010...........    $10.12       $12.10         5,666

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $13.26         2,495
   01/01/2004 to 12/31/2004...........    $13.26       $14.93        13,634
   01/01/2005 to 12/31/2005...........    $14.93       $15.89        21,884
   01/01/2006 to 12/31/2006...........    $15.89       $18.40        62,346
   01/01/2007 to 12/31/2007...........    $18.40       $20.76        86,822
   01/01/2008 to 12/31/2008...........    $20.76       $11.45        12,607
   01/01/2009 to 12/31/2009...........    $11.45       $14.92        40,807
   01/01/2010 to 12/31/2010...........    $14.92       $15.09        38,093
PROFUND VP FINANCIALS
   01/01/2003 to 12/31/2003...........        --       $12.51         3,980
   01/01/2004 to 12/31/2004...........    $12.51       $13.60        33,262
   01/01/2005 to 12/31/2005...........    $13.60       $13.93        21,581
   01/01/2006 to 12/31/2006...........    $13.93       $16.10        35,338
   01/01/2007 to 12/31/2007...........    $16.10       $12.82        21,682
   01/01/2008 to 12/31/2008...........    $12.82       $ 6.25        10,480
   01/01/2009 to 12/31/2009...........    $ 6.25       $ 7.08        20,595
   01/01/2010 to 12/31/2010...........    $ 7.08       $ 7.73        18,563
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $11.10        11,578
   01/01/2004 to 12/31/2004...........    $11.10       $11.19        43,276
   01/01/2005 to 12/31/2005...........    $11.19       $11.69        48,678
   01/01/2006 to 12/31/2006...........    $11.69       $12.12        82,430
   01/01/2007 to 12/31/2007...........    $12.12       $12.72       120,094
   01/01/2008 to 12/31/2008...........    $12.72       $ 9.49         7,199
   01/01/2009 to 12/31/2009...........    $ 9.49       $11.17        16,273
   01/01/2010 to 12/31/2010...........    $11.17       $11.32        12,341
PROFUND VP INDUSTRIALS
   01/01/2003 to 12/31/2003...........        --       $12.91         3,639
   01/01/2004 to 12/31/2004...........    $12.91       $14.40        15,368
   01/01/2005 to 12/31/2005...........    $14.40       $14.53        17,253
   01/01/2006 to 12/31/2006...........    $14.53       $15.98         9,691
   01/01/2007 to 12/31/2007...........    $15.98       $17.58        10,489
   01/01/2008 to 12/31/2008...........    $17.58       $10.31         2,836
   01/01/2009 to 12/31/2009...........    $10.31       $12.60         6,999
   01/01/2010 to 12/31/2010...........    $12.60       $15.35         6,733
PROFUND VP INTERNET
   01/01/2005 to 12/31/2005...........    $20.00       $21.17             0
   01/01/2006 to 12/31/2006...........    $21.17       $21.13             0
   01/01/2007 to 12/31/2007...........    $21.13       $22.94             0
   01/01/2008 to 12/31/2008...........    $22.94       $12.46             0
   01/01/2009 to 12/31/2009...........    $12.46       $21.77             0
   01/01/2010 to 12/31/2010...........    $21.77       $29.00             0
PROFUND VP JAPAN
   01/01/2003 to 12/31/2003...........        --       $12.76         7,868
   01/01/2004 to 12/31/2004...........    $12.76       $13.52        11,573
   01/01/2005 to 12/31/2005...........    $13.52       $18.88        47,521
   01/01/2006 to 12/31/2006...........    $18.88       $20.61        40,737
   01/01/2007 to 12/31/2007...........    $20.61       $18.27        34,711
   01/01/2008 to 12/31/2008...........    $18.27       $10.65         8,687
   01/01/2009 to 12/31/2009...........    $10.65       $11.57         7,806
   01/01/2010 to 12/31/2010...........    $11.57       $10.65         8,572

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.38       $10.32        37,514
   01/01/2006 to 12/31/2006...........    $10.32       $11.08        41,714
   01/01/2007 to 12/31/2007...........    $11.08       $11.68        89,121
   01/01/2008 to 12/31/2008...........    $11.68       $ 7.42        24,838
   01/01/2009 to 12/31/2009...........    $ 7.42       $ 9.48        36,207
   01/01/2010 to 12/31/2010...........    $ 9.48       $10.57        26,524
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.37       $10.52        45,032
   01/01/2006 to 12/31/2006...........    $10.52       $12.30       186,232
   01/01/2007 to 12/31/2007...........    $12.30       $12.13        64,313
   01/01/2008 to 12/31/2008...........    $12.13       $ 7.12        18,910
   01/01/2009 to 12/31/2009...........    $ 7.12       $ 8.37        27,255
   01/01/2010 to 12/31/2010...........    $ 8.37       $ 9.31        33,728
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $12.38        17,202
   01/01/2004 to 12/31/2004...........    $12.38       $13.54        55,896
   01/01/2005 to 12/31/2005...........    $13.54       $14.83        76,239
   01/01/2006 to 12/31/2006...........    $14.83       $15.19        53,453
   01/01/2007 to 12/31/2007...........    $15.19       $16.72        58,677
   01/01/2008 to 12/31/2008...........    $16.72       $10.08         8,779
   01/01/2009 to 12/31/2009...........    $10.08       $13.73        17,737
   01/01/2010 to 12/31/2010...........    $13.73       $17.37        23,606
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.46        18,261
   01/01/2004 to 12/31/2004...........    $13.46       $15.38        64,251
   01/01/2005 to 12/31/2005...........    $15.38       $16.49        77,274
   01/01/2006 to 12/31/2006...........    $16.49       $18.24        74,756
   01/01/2007 to 12/31/2007...........    $18.24       $18.14        62,451
   01/01/2008 to 12/31/2008...........    $18.14       $11.38         6,543
   01/01/2009 to 12/31/2009...........    $11.38       $14.67        12,417
   01/01/2010 to 12/31/2010...........    $14.67       $17.40        11,986
PROFUND VP NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $13.54        12,607
   01/01/2004 to 12/31/2004...........    $13.54       $14.47       105,135
   01/01/2005 to 12/31/2005...........    $14.47       $14.28        58,319
   01/01/2006 to 12/31/2006...........    $14.28       $14.83        46,886
   01/01/2007 to 12/31/2007...........    $14.83       $17.18        70,534
   01/01/2008 to 12/31/2008...........    $17.18       $ 9.74         7,660
   01/01/2009 to 12/31/2009...........    $ 9.74       $14.58        36,868
   01/01/2010 to 12/31/2010...........    $14.58       $16.98        21,892

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $12.19         2,523
   01/01/2004 to 12/31/2004...........    $12.19       $15.53        66,223
   01/01/2005 to 12/31/2005...........    $15.53       $20.09        89,960
   01/01/2006 to 12/31/2006...........    $20.09       $23.87        88,994
   01/01/2007 to 12/31/2007...........    $23.87       $31.15       111,224
   01/01/2008 to 12/31/2008...........    $31.15       $19.34        18,117
   01/01/2009 to 12/31/2009...........    $19.34       $22.01        21,006
   01/01/2010 to 12/31/2010...........    $22.01       $25.53        26,141
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........        --       $10.02         6,951
   01/01/2004 to 12/31/2004...........    $10.02       $ 8.96        40,402
   01/01/2005 to 12/31/2005...........    $ 8.96       $ 8.49        26,382
   01/01/2006 to 12/31/2006...........    $ 8.49       $ 9.38        45,473
   01/01/2007 to 12/31/2007...........    $ 9.38       $ 9.45        25,677
   01/01/2008 to 12/31/2008...........    $ 9.45       $ 7.49         4,367
   01/01/2009 to 12/31/2009...........    $ 7.49       $ 8.63         8,690
   01/01/2010 to 12/31/2010...........    $ 8.63       $ 8.54        12,296
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $15.51         6,099
   01/01/2004 to 12/31/2004...........    $15.51       $13.76        18,961
   01/01/2005 to 12/31/2005...........    $13.76       $17.12        57,675
   01/01/2006 to 12/31/2006...........    $17.12       $18.10       110,494
   01/01/2007 to 12/31/2007...........    $18.10       $21.83       109,258
   01/01/2008 to 12/31/2008...........    $21.83       $14.89        19,612
   01/01/2009 to 12/31/2009...........    $14.89       $19.85        43,158
   01/01/2010 to 12/31/2010...........    $19.85       $25.99        43,027
PROFUND VP REAL ESTATE
   01/01/2003 to 12/31/2003...........        --       $13.39         5,332
   01/01/2004 to 12/31/2004...........    $13.39       $16.78        32,379
   01/01/2005 to 12/31/2005...........    $16.78       $17.64        24,226
   01/01/2006 to 12/31/2006...........    $17.64       $23.02        43,479
   01/01/2007 to 12/31/2007...........    $23.02       $18.23        31,631
   01/01/2008 to 12/31/2008...........    $18.23       $10.55        14,762
   01/01/2009 to 12/31/2009...........    $10.55       $13.29        16,053
   01/01/2010 to 12/31/2010...........    $13.29       $16.32        15,987
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 9.16        31,892
   01/01/2004 to 12/31/2004...........    $ 9.16       $ 8.04       168,043
   01/01/2005 to 12/31/2005...........    $ 8.04       $ 7.29       167,886
   01/01/2006 to 12/31/2006...........    $ 7.29       $ 7.91       189,041
   01/01/2007 to 12/31/2007...........    $ 7.91       $ 7.39       117,087
   01/01/2008 to 12/31/2008...........    $ 7.39       $ 4.52        22,166
   01/01/2009 to 12/31/2009...........    $ 4.52       $ 5.88        53,503
   01/01/2010 to 12/31/2010...........    $ 5.88       $ 4.86        50,036

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SEMICONDUCTOR
   01/01/2005 to 12/31/2005...........    $12.05       $12.89             0
   01/01/2006 to 12/31/2006...........    $12.89       $11.80             0
   01/01/2007 to 12/31/2007...........    $11.80       $12.45             0
   01/01/2008 to 12/31/2008...........    $12.45       $ 6.15             0
   01/01/2009 to 12/31/2009...........    $ 6.15       $ 9.94             0
   01/01/2010 to 12/31/2010...........    $ 9.94       $11.01             0
PROFUND VP SHORT MID-CAP
   01/01/2005 to 12/31/2005...........    $ 9.70       $ 8.65             0
   01/01/2006 to 12/31/2006...........    $ 8.65       $ 8.21             0
   01/01/2007 to 12/31/2007...........    $ 8.21       $ 7.86             0
   01/01/2008 to 12/31/2008...........    $ 7.86       $10.20             0
   01/01/2009 to 12/31/2009...........    $10.20       $ 6.49             0
   01/01/2010 to 12/31/2010...........    $ 6.49       $ 4.74             0
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 6.45        10,811
   01/01/2004 to 12/31/2004...........    $ 6.45       $ 5.64         7,841
   01/01/2005 to 12/31/2005...........    $ 5.64       $ 5.61       115,463
   01/01/2006 to 12/31/2006...........    $ 5.61       $ 5.45        50,432
   01/01/2007 to 12/31/2007...........    $ 5.45       $ 4.74         9,322
   01/01/2008 to 12/31/2008...........    $ 4.74       $ 6.92        16,880
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 4.05        17,427
   01/01/2010 to 12/31/2010...........    $ 4.05       $ 3.14        16,052
PROFUND VP SHORT SMALL-CAP
   01/01/2005 to 12/31/2005...........    $ 9.54       $ 9.12             0
   01/01/2006 to 12/31/2006...........    $ 9.12       $ 7.93             0
   01/01/2007 to 12/31/2007...........    $ 7.93       $ 8.16             0
   01/01/2008 to 12/31/2008...........    $ 8.16       $ 9.98             0
   01/01/2009 to 12/31/2009...........    $ 9.98       $ 6.65             0
   01/01/2010 to 12/31/2010...........    $ 6.65       $ 4.65             0
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $13.11        24,983
   01/01/2004 to 12/31/2004...........    $13.11       $15.47        63,321
   01/01/2005 to 12/31/2005...........    $15.47       $16.39        76,733
   01/01/2006 to 12/31/2006...........    $16.39       $17.54        61,326
   01/01/2007 to 12/31/2007...........    $17.54       $17.98        62,662
   01/01/2008 to 12/31/2008...........    $17.98       $11.68         7,767
   01/01/2009 to 12/31/2009...........    $11.68       $14.52        10,515
   01/01/2010 to 12/31/2010...........    $14.52       $17.98        13,568
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.47        27,349
   01/01/2004 to 12/31/2004...........    $13.47       $15.93        75,890
   01/01/2005 to 12/31/2005...........    $15.93       $16.32        53,265
   01/01/2006 to 12/31/2006...........    $16.32       $18.88        48,521
   01/01/2007 to 12/31/2007...........    $18.88       $17.25        35,888
   01/01/2008 to 12/31/2008...........    $17.25       $11.78        10,877
   01/01/2009 to 12/31/2009...........    $11.78       $13.97        14,313
   01/01/2010 to 12/31/2010...........    $13.97       $16.80        15,364

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TECHNOLOGY
   01/01/2004 to 12/31/2004...........        --       $13.10           114
   01/01/2005 to 12/31/2005...........    $13.10       $13.07             0
   01/01/2006 to 12/31/2006...........    $13.07       $13.91             0
   01/01/2007 to 12/31/2007...........    $13.91       $15.67             0
   01/01/2008 to 12/31/2008...........    $15.67       $ 8.59             0
   01/01/2009 to 12/31/2009...........    $ 8.59       $13.66             0
   01/01/2010 to 12/31/2010...........    $13.66       $14.90             0
PROFUND VP TELECOMMUNICATIONS
   01/01/2003 to 12/31/2003...........        --       $10.13         4,026
   01/01/2004 to 12/31/2004...........    $10.13       $11.53        16,606
   01/01/2005 to 12/31/2005...........    $11.53       $10.60        12,065
   01/01/2006 to 12/31/2006...........    $10.60       $14.02        73,450
   01/01/2007 to 12/31/2007...........    $14.02       $14.97        53,740
   01/01/2008 to 12/31/2008...........    $14.97       $ 9.67        15,813
   01/01/2009 to 12/31/2009...........    $ 9.67       $10.22        17,697
   01/01/2010 to 12/31/2010...........    $10.22       $11.65        14,610
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2003 to 12/31/2003...........        --       $ 9.79         6,691
   01/01/2004 to 12/31/2004...........    $ 9.79       $10.43        11,478
   01/01/2005 to 12/31/2005...........    $10.43       $11.20        27,438
   01/01/2006 to 12/31/2006...........    $11.20       $10.53        24,798
   01/01/2007 to 12/31/2007...........    $10.53       $11.42       174,837
   01/01/2008 to 12/31/2008...........    $11.42       $16.85        25,735
   01/01/2009 to 12/31/2009...........    $16.85       $11.18        16,663
   01/01/2010 to 12/31/2010...........    $11.18       $12.13        12,585
PROFUND VP ULTRABULL
   01/01/2005 to 12/31/2005...........    $16.72       $16.90             0
   01/01/2006 to 12/31/2006...........    $16.90       $20.49            77
   01/01/2007 to 12/31/2007...........    $20.49       $20.35            15
   01/01/2008 to 12/31/2008...........    $20.35       $ 6.53            17
   01/01/2009 to 12/31/2009...........    $ 6.53       $ 9.31            17
   01/01/2010 to 12/31/2010...........    $ 9.31       $11.20            17
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $16.53         5,328
   01/01/2004 to 12/31/2004...........    $16.53       $20.80        28,117
   01/01/2005 to 12/31/2005...........    $20.80       $24.15        55,723
   01/01/2006 to 12/31/2006...........    $24.15       $26.32        65,843
   01/01/2007 to 12/31/2007...........    $26.32       $27.47        73,498
   01/01/2008 to 12/31/2008...........    $27.47       $ 8.80        11,680
   01/01/2009 to 12/31/2009...........    $ 8.80       $14.37        25,873
   01/01/2010 to 12/31/2010...........    $14.37       $21.19        24,228

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRANASDAQ-100
   01/01/2004 to 12/31/2004...........        --       $19.53            90
   01/01/2005 to 12/31/2005...........    $19.53       $18.52         1,476
   01/01/2006 to 12/31/2006...........    $18.52       $19.13           248
   01/01/2007 to 12/31/2007...........    $19.13       $24.21           479
   01/01/2008 to 12/31/2008...........    $24.21       $ 6.50             0
   01/01/2009 to 12/31/2009...........    $ 6.50       $14.04             0
   01/01/2010 to 12/31/2010...........    $14.04       $18.70             0
PROFUND VP ULTRASMALL-CAP
   01/01/2004 to 12/31/2004...........        --       $25.20         4,066
   01/01/2005 to 12/31/2005...........    $25.20       $24.77         3,457
   01/01/2006 to 12/31/2006...........    $24.77       $30.74           591
   01/01/2007 to 12/31/2007...........    $30.74       $26.29           591
   01/01/2008 to 12/31/2008...........    $26.29       $ 8.76           591
   01/01/2009 to 12/31/2009...........    $ 8.76       $12.09           590
   01/01/2010 to 12/31/2010...........    $12.09       $17.68           590
PROFUND VP UTILITIES
   01/01/2003 to 12/31/2003...........        --       $12.69         7,430
   01/01/2004 to 12/31/2004...........    $12.69       $15.13        74,584
   01/01/2005 to 12/31/2005...........    $15.13       $16.85       101,062
   01/01/2006 to 12/31/2006...........    $16.85       $19.79        87,625
   01/01/2007 to 12/31/2007...........    $19.79       $22.58       176,701
   01/01/2008 to 12/31/2008...........    $22.58       $15.41        14,559
   01/01/2009 to 12/31/2009...........    $15.41       $16.81        19,084
   01/01/2010 to 12/31/2010...........    $16.81       $17.54        16,655
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53        18,201
   01/01/2005 to 12/31/2005...........    $10.53       $12.07        34,056
   01/01/2006 to 12/31/2006...........    $12.07       $14.39        57,843
   01/01/2007 to 12/31/2007...........    $14.39       $16.95        59,050
   01/01/2008 to 12/31/2008...........    $16.95       $ 8.30         7,097
   01/01/2009 to 12/31/2009...........    $ 8.30       $11.21         4,197
   01/01/2010 to 12/31/2010...........    $11.21       $12.59         3,880
RYDEX VT INVERSE S&P 500 STRATEGY
   01/01/2005 to 12/31/2005...........    $ 6.75       $ 6.59             0
   01/01/2006 to 12/31/2006...........    $ 6.59       $ 6.01             0
   01/01/2007 to 12/31/2007...........    $ 6.01       $ 5.97             0
   01/01/2008 to 12/31/2008...........    $ 5.97       $ 8.18             0
   01/01/2009 to 12/31/2009...........    $ 8.18       $ 5.84             0
   01/01/2010 to 12/31/2010...........    $ 5.84       $ 4.78             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
RYDEX VT NASDAQ-100
   01/01/2005 to 12/31/2005...........    $14.44       $14.38             0
   01/01/2006 to 12/31/2006...........    $14.38       $14.99             0
   01/01/2007 to 12/31/2007...........    $14.99       $17.39             0
   01/01/2008 to 12/31/2008...........    $17.39       $ 9.95             0
   01/01/2009 to 12/31/2009...........    $ 9.95       $14.90             0
   01/01/2010 to 12/31/2010...........    $14.90       $17.39             0
RYDEX VT NOVA
   01/01/2005 to 12/31/2005...........    $14.85       $15.21             0
   01/01/2006 to 12/31/2006...........    $15.21       $17.87             0
   01/01/2007 to 12/31/2007...........    $17.87       $17.80             0
   01/01/2008 to 12/31/2008...........    $17.80       $ 7.98             0
   01/01/2009 to 12/31/2009...........    $ 7.98       $10.65             0
   01/01/2010 to 12/31/2010...........    $10.65       $12.59             0
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $13.27        37,547
   01/01/2005 to 12/31/2005...........    $13.27       $13.62        37,554
   01/01/2006 to 12/31/2006...........    $13.62       $13.80        46,197
   01/01/2007 to 12/31/2007...........    $13.80       $14.16        26,727
   01/01/2008 to 12/31/2008...........    $14.16       $10.05         3,602
   01/01/2009 to 12/31/2009...........    $10.05       $11.27         4,209
   01/01/2010 to 12/31/2010...........    $11.27       $13.24         7,433
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $14.56       246,099
   01/01/2005 to 12/31/2005...........    $14.56       $15.38       726,729
   01/01/2006 to 12/31/2006...........    $15.38       $16.89       862,458
   01/01/2007 to 12/31/2007...........    $16.89       $18.21       833,102
   01/01/2008 to 12/31/2008...........    $18.21       $ 9.90        39,944
   01/01/2009 to 12/31/2009...........    $ 9.90       $11.02       171,478
   01/01/2010 to 12/31/2010...........    $11.02       $12.93        69,556
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.29        25,135
   01/01/2005 to 12/31/2005...........    $12.29       $11.71        22,470
   01/01/2006 to 12/31/2006...........    $11.71       $14.49        36,867
   01/01/2007 to 12/31/2007...........    $14.49       $14.36        28,436
   01/01/2008 to 12/31/2008...........    $14.36       $10.11           952
   01/01/2009 to 12/31/2009...........    $10.11       $11.35         4,956
   01/01/2010 to 12/31/2010...........    $11.35       $13.05        11,395
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.77       412,741
   01/01/2006 to 12/31/2006...........    $ 9.77       $11.37       747,709
   01/01/2007 to 12/31/2007...........    $11.37       $11.32       592,184
   01/01/2008 to 12/31/2008...........    $11.32       $ 6.63        20,418
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 7.45        99,327
   01/01/2010 to 12/31/2010...........    $ 7.45       $ 8.55        65,720

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
VALUE LINE TARGET 25 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.60       $14.86           309
   01/01/2006 to 12/31/2006...........    $14.86       $15.06           308
   01/01/2007 to 12/31/2007...........    $15.06       $17.53           308
   01/01/2008 to 12/31/2008...........    $17.53       $ 7.80             0
   01/01/2009 to 12/31/2009...........    $ 7.80       $ 8.23             0
   01/01/2010 to 12/31/2010...........    $ 8.23       $10.57         9,437
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
   01/01/2005 to 12/31/2005...........    $13.52       $13.73             0
   01/01/2006 to 12/31/2006...........    $13.73       $16.52             0
   01/01/2007 to 12/31/2007...........    $16.52       $16.08             0
   01/01/2008 to 12/31/2008...........    $16.08       $10.29             0
   01/01/2009 to 12/31/2009...........    $10.29       $13.06             0
   01/01/2010 to 07/16/2010...........    $13.06       $12.53             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........        --       $12.32        17,889
   01/01/2004 to 12/31/2004...........    $12.32       $13.48        42,381
   01/01/2005 to 12/31/2005...........    $13.48       $13.99        53,780
   01/01/2006 to 12/31/2006...........    $13.99       $16.34        91,602
   01/01/2007 to 12/31/2007...........    $16.34       $16.54        58,668
   01/01/2008 to 12/31/2008...........    $16.54       $10.35         5,024
   01/01/2009 to 12/31/2009...........    $10.35       $11.91        25,804
   01/01/2010 to 07/16/2010...........    $11.91       $11.46             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.07       $14.61        34,356
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.46       $13.36        21,091
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $15.69       $19.80        16,952
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.26        51,188



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND HAV 40 BPS OR GRO PLUS 2008 60
                          BPS AND HAV 40 BPS (1.65%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/01/2009 to 12/31/2009...........    $10.26       $12.70         686,444
   01/01/2010 to 12/31/2010...........    $12.70       $14.53         627,620
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.93       $ 9.70     107,441,591
   01/01/2010 to 12/31/2010...........    $ 9.70       $10.68     133,580,486
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.93       $ 9.84      54,720,347
   01/01/2010 to 12/31/2010...........    $ 9.84       $11.00      68,974,007
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.90       $ 8.78       9,942,981
   01/01/2010 to 12/31/2010...........    $ 8.78       $ 9.90      10,821,793
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.90       $10.13       3,572,238
   01/01/2010 to 12/31/2010...........    $10.13       $11.28       4,182,015
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.97       $ 9.63      15,821,358
   01/01/2010 to 12/31/2010...........    $ 9.63       $10.69      15,820,580
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.05       $ 9.99       4,930,435
   01/01/2010 to 12/31/2010...........    $ 9.99       $11.18       6,178,407
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.26       $ 9.95      97,458,970
   01/01/2010 to 12/31/2010...........    $ 9.95       $10.99     124,066,065

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2015
   05/01/2009 to 12/31/2009...........    $ 9.96       $10.02               0
   01/01/2010 to 12/31/2010...........    $10.02       $10.78               0
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........    $ 9.69       $ 9.39               0
   01/01/2010 to 12/31/2010...........    $ 9.39       $10.21               0
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.78          13,765
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........    $ 9.92       $ 9.70               0
   01/01/2010 to 12/31/2010...........    $ 9.70       $10.61               0
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........    $ 9.91       $ 9.60               0
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.52               0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........    $ 9.38       $ 8.80               0
   01/01/2010 to 12/31/2010...........    $ 8.80       $ 9.68               0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $11.03               0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.74       $ 9.52     118,425,926
   01/01/2010 to 12/31/2010...........    $ 9.52       $10.62     141,306,019
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.43       $ 9.15      23,955,044
   01/01/2010 to 12/31/2010...........    $ 9.15       $10.29      36,192,438
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.28       $ 8.68      39,406,298
   01/01/2010 to 12/31/2010...........    $ 8.68       $ 9.55      54,818,248
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $12.11       $18.32       2,154,565
   01/01/2010 to 12/31/2010...........    $18.32       $23.19       2,674,245
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $11.08       $14.46       3,702,808
   01/01/2010 to 12/31/2010...........    $14.46       $18.85       4,200,876

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.13       $ 8.54      18,482,649
   01/01/2010 to 12/31/2010...........    $ 8.54       $ 9.51      20,766,873
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.20       $ 8.87      54,387,061
   01/01/2010 to 12/31/2010...........    $ 8.87       $ 9.97      68,927,498
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.80       $ 8.30      93,813,703
   01/01/2010 to 12/31/2010...........    $ 8.30       $ 9.71     115,827,900
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.73       $ 8.12       1,148,210
   01/01/2010 to 12/31/2010...........    $ 8.12       $ 9.60       2,343,259
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.00       $10.25       5,358,114
   01/01/2010 to 12/31/2010...........    $10.25       $11.12       5,307,161
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.42       5,868,356
   01/01/2010 to 12/31/2010...........    $13.42       $15.82       6,728,348
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $11.81       $15.19       2,182,014
   01/01/2010 to 12/31/2010...........    $15.19       $18.93       3,471,178
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.75       $13.47      13,509,194
   01/01/2010 to 12/31/2010...........    $13.47       $15.04      12,605,729
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.07       $ 8.65      25,271,257
   01/01/2010 to 12/31/2010...........    $ 8.65       $ 9.68      38,344,545
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.75       $ 9.20      36,241,046
   01/01/2010 to 12/31/2010...........    $ 9.20       $10.10      50,682,089
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $12.13       $15.91       6,854,079
   01/01/2010 to 12/31/2010...........    $15.91       $17.92       7,241,298
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $11.35       $14.74       3,492,926
   01/01/2010 to 12/31/2010...........    $14.74       $16.10       3,649,081

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.78       $11.75      45,976,810
   01/01/2010 to 12/31/2010...........    $11.75       $12.80      22,040,989
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.80       $12.54      46,430,018
   01/01/2010 to 12/31/2010...........    $12.54       $13.23      46,748,068
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29         141,417
   01/01/2010 to 12/31/2010...........    $10.29       $11.27         473,823
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30          58,774
   01/01/2010 to 12/31/2010...........    $10.30       $11.52         748,340
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.30       $13.86       5,086,873
   01/01/2010 to 12/31/2010...........    $13.86       $14.60       5,905,133
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.92       $ 8.78       5,087,827
   01/01/2010 to 12/31/2010...........    $ 8.78       $ 9.78       5,307,829
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $11.37       $13.73      10,096,051
   01/01/2010 to 12/31/2010...........    $13.73       $15.32       8,604,037
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.52       $10.86      17,250,307
   01/01/2010 to 12/31/2010...........    $10.86       $12.79      17,364,094
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $11.55       $15.37       2,567,781
   01/01/2010 to 12/31/2010...........    $15.37       $16.94       3,612,405
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.02       $ 9.75       4,944,538
   01/01/2010 to 12/31/2010...........    $ 9.75       $10.82       5,238,425
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.11       $12.11       2,137,413
   01/01/2010 to 12/31/2010...........    $12.11       $14.72       2,978,973

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.53       $10.42      66,786,776
   01/01/2010 to 12/31/2010...........    $10.42       $10.25      50,307,852
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.22       $13.88       5,689,131
   01/01/2010 to 12/31/2010...........    $13.88       $16.85       5,901,157
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.38       $11.65       4,022,837
   05/01/2009 to 12/31/2009...........    $ 9.38       $11.65       4,022,837
   01/01/2010 to 12/31/2010...........    $11.65       $14.75       5,702,161
   01/01/2010 to 12/31/2010...........    $11.65       $14.75       5,702,161
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.18       $ 9.97       1,585,215
   01/01/2010 to 12/31/2010...........    $ 9.97       $11.79       2,045,616
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.19       $ 9.13       6,599,316
   01/01/2010 to 12/31/2010...........    $ 9.13       $10.98      11,156,029
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $11.58       $12.19      19,779,745
   01/01/2010 to 12/31/2010...........    $12.19       $12.46      20,255,855
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $12.29       $13.65      59,442,486
   01/01/2010 to 12/31/2010...........    $13.65       $14.46      75,211,006
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.17       $10.65      82,197,582
   01/01/2010 to 12/31/2010...........    $10.65       $11.58     100,001,194
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.10       $ 9.05       3,372,332
   01/01/2010 to 12/31/2010...........    $ 9.05       $10.24       3,360,531
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.51       $11.72      33,399,889
   01/01/2010 to 12/31/2010...........    $11.72       $12.89      55,550,099
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.75       $ 8.88       2,524,147
   01/01/2010 to 12/31/2010...........    $ 8.88       $11.91       4,648,452
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.85       $14.11       6,242,625
   01/01/2010 to 12/31/2010...........    $14.11       $17.49       6,195,308

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.59       $12.85      40,732,836
   01/01/2010 to 12/31/2010...........    $12.85       $14.09      53,827,291
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $13.56       $15.07       6,337,072
   01/01/2010 to 12/31/2010...........    $15.07       $15.67       7,114,847
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.98       $10.54      10,159,519
   01/01/2010 to 12/31/2010...........    $10.54       $12.01      12,250,636
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $17.84       $23.89       4,621,252
   01/01/2010 to 12/31/2010...........    $23.89       $28.31       5,827,673
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.09       $11.51       3,294,871
   01/01/2010 to 12/31/2010...........    $11.51       $12.73       3,942,580
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.46       $10.21      12,750,275
   01/01/2010 to 12/31/2010...........    $10.21       $10.83      17,651,916
EVERGREEN VA GROWTH FUND
   05/01/2009 to 12/31/2009...........    $ 8.61       $10.86         554,304
   01/01/2010 to 07/16/2010...........    $10.86       $10.63               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009...........    $11.02       $14.01         668,798
   01/01/2010 to 07/16/2010...........    $14.01       $13.31               0
EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009...........    $10.31       $13.42         749,780
   01/01/2010 to 07/16/2010...........    $13.42       $12.54               0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.60       $ 7.38         331,489
   01/01/2010 to 12/31/2010...........    $ 7.38       $ 8.64         309,321
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $ 6.65       $ 8.50      51,503,013
   01/01/2010 to 12/31/2010...........    $ 8.50       $ 9.21      75,249,224
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.53       $15.21         835,629
   01/01/2010 to 12/31/2010...........    $15.21       $16.42         651,544
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   05/01/2009 to 12/31/2009...........    $ 8.01       $10.52         430,777
   01/01/2010 to 12/31/2010...........    $10.52       $12.81         390,143
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   05/01/2009 to 12/31/2009...........    $ 3.88       $ 5.44         779,148
   01/01/2010 to 12/31/2010...........    $ 5.44       $ 5.91         872,026
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 8.83       $11.35       1,181,689
   01/01/2010 to 12/31/2010...........    $11.35       $11.76         545,135
INVESCO V.I. TECHNOLOGY FUND
FORMERLY, AIM V.I. TECHNOLOGY FUND
   05/01/2009 to 12/31/2009...........    $ 5.95       $ 7.91         970,438
   01/01/2010 to 12/31/2010...........    $ 7.91       $ 9.44       1,132,899
NASDAQ TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.61       $ 7.71         140,231
   01/01/2010 to 12/31/2010...........    $ 7.71       $ 9.89         511,072

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   05/01/2009 to 12/31/2009...........    $17.80       $25.59      2,133,897
   01/01/2010 to 12/31/2010...........    $25.59       $29.23      1,632,797
PROFUND VP ASIA 30
   05/01/2009 to 12/31/2009...........    $15.32       $21.10      1,821,822
   01/01/2010 to 12/31/2010...........    $21.10       $23.64      1,172,241
PROFUND VP BANKS
   05/01/2009 to 12/31/2009...........    $ 3.66       $ 4.70        746,620
   01/01/2010 to 12/31/2010...........    $ 4.70       $ 5.00        821,032
PROFUND VP BASIC MATERIALS
   05/01/2009 to 12/31/2009...........    $ 9.43       $13.32      1,841,267
   01/01/2010 to 12/31/2010...........    $13.32       $16.99      1,479,120
PROFUND VP BEAR
   05/01/2009 to 12/31/2009...........    $ 8.59       $ 6.35      1,995,516
   01/01/2010 to 12/31/2010...........    $ 6.35       $ 5.13      1,870,682
PROFUND VP BIOTECHNOLOGY
   05/01/2009 to 12/31/2009...........    $10.29       $11.56        355,182
   01/01/2010 to 12/31/2010...........    $11.56       $11.95        254,803
PROFUND VP BULL
   05/01/2009 to 12/31/2009...........    $ 7.19       $ 9.08      3,113,781
   01/01/2010 to 12/31/2010...........    $ 9.08       $10.06      2,476,971
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.16       $10.26        812,567
   01/01/2010 to 12/31/2010...........    $10.26       $11.84        702,138
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........    $ 6.24       $ 7.74        295,250
   01/01/2010 to 12/31/2010...........    $ 7.74       $ 9.24      1,046,739
PROFUND VP EUROPE 30
   05/01/2009 to 12/31/2009...........    $ 8.96       $12.07      1,184,717
   01/01/2010 to 12/31/2010...........    $12.07       $12.19        852,300
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........    $ 4.79       $ 6.30      1,432,294
   01/01/2010 to 12/31/2010...........    $ 6.30       $ 6.87      1,397,974

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 7.11       $ 9.14      1,148,607
   01/01/2010 to 12/31/2010...........    $ 9.14       $ 9.25        875,030
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........    $ 7.64       $ 9.68        634,240
   01/01/2010 to 12/31/2010...........    $ 9.68       $11.78        641,229
PROFUND VP INTERNET
   05/01/2009 to 12/31/2009...........    $14.19       $19.31        507,210
   01/01/2010 to 12/31/2010...........    $19.31       $25.70        455,035
PROFUND VP JAPAN
   05/01/2009 to 12/31/2009...........    $ 7.27       $ 8.11        519,793
   01/01/2010 to 12/31/2010...........    $ 8.11       $ 7.45        414,005
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 7.47       $ 9.40      1,530,601
   01/01/2010 to 12/31/2010...........    $ 9.40       $10.47      1,282,022
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 6.55       $ 8.31      1,108,254
   01/01/2010 to 12/31/2010...........    $ 8.31       $ 9.22      1,501,797
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 8.38       $10.65      1,903,627
   01/01/2010 to 12/31/2010...........    $10.65       $13.45      2,021,397
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 8.56       $11.05      1,398,727
   01/01/2010 to 12/31/2010...........    $11.05       $13.09        908,539
PROFUND VP NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 7.60       $ 9.94      1,813,909
   01/01/2010 to 12/31/2010...........    $ 9.94       $11.56      1,576,633
PROFUND VP OIL & GAS
   05/01/2009 to 12/31/2009...........    $16.13       $18.75      1,326,030
   01/01/2010 to 12/31/2010...........    $18.75       $21.71      1,296,969
PROFUND VP PHARMACEUTICALS
   05/01/2009 to 12/31/2009...........    $ 5.79       $ 7.58        521,245
   01/01/2010 to 12/31/2010...........    $ 7.58       $ 7.49        268,122
PROFUND VP PRECIOUS METALS
   05/01/2009 to 12/31/2009...........    $12.30       $16.86      2,850,817
   01/01/2010 to 12/31/2010...........    $16.86       $22.04      2,921,018

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........    $ 8.68       $12.69        557,087
   01/01/2010 to 12/31/2010...........    $12.69       $15.57        509,622
PROFUND VP RISING RATES OPPORTUNITY
   05/01/2009 to 12/31/2009...........    $ 4.74       $ 4.81      3,128,225
   01/01/2010 to 12/31/2010...........    $ 4.81       $ 3.97      4,679,376
PROFUND VP SEMICONDUCTOR
   05/01/2009 to 12/31/2009...........    $ 4.28       $ 5.86        794,698
   01/01/2010 to 12/31/2010...........    $ 5.86       $ 6.47        188,040
PROFUND VP SHORT MID-CAP
   05/01/2009 to 12/31/2009...........    $ 9.00       $ 6.44        364,588
   01/01/2010 to 12/31/2010...........    $ 6.44       $ 4.70        280,837
PROFUND VP SHORT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 5.92       $ 4.22        898,026
   01/01/2010 to 12/31/2010...........    $ 4.22       $ 3.27        782,589
PROFUND VP SHORT SMALL-CAP
   05/01/2009 to 12/31/2009...........    $ 9.09       $ 6.59        463,501
   01/01/2010 to 12/31/2010...........    $ 6.59       $ 4.61        355,244
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 8.84       $11.15      1,476,283
   01/01/2010 to 12/31/2010...........    $11.15       $13.79      1,733,790
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 7.73       $ 9.65        610,084
   01/01/2010 to 12/31/2010...........    $ 9.65       $11.59        743,101
PROFUND VP TECHNOLOGY
   05/01/2009 to 12/31/2009...........    $ 6.49       $ 8.78      1,361,950
   01/01/2010 to 12/31/2010...........    $ 8.78       $ 9.56        652,534
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........    $ 6.62       $ 7.21        472,593
   01/01/2010 to 12/31/2010...........    $ 7.21       $ 8.20        847,216
PROFUND VP U.S. GOVERNMENT PLUS
   05/01/2009 to 12/31/2009...........    $13.88       $12.54      1,333,606
   01/01/2010 to 12/31/2010...........    $12.54       $13.58      1,042,250
PROFUND VP ULTRABULL
   05/01/2009 to 12/31/2009...........    $ 4.12       $ 6.50      1,590,074
   01/01/2010 to 12/31/2010...........    $ 6.50       $ 7.81        914,644

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRAMID-CAP
   05/01/2009 to 12/31/2009...........    $ 5.08       $ 8.23      1,356,598
   01/01/2010 to 12/31/2010...........    $ 8.23       $12.11      1,530,577
PROFUND VP ULTRANASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 3.29       $ 5.63      1,661,197
   01/01/2010 to 12/31/2010...........    $ 5.63       $ 7.48      1,359,439
PROFUND VP ULTRASMALL-CAP
   05/01/2009 to 12/31/2009...........    $ 4.67       $ 7.39        747,146
   01/01/2010 to 12/31/2010...........    $ 7.39       $10.79        930,703
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........    $10.21       $12.27        940,314
   01/01/2010 to 12/31/2010...........    $12.27       $12.78        893,746
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.39       $11.12        408,047
   01/01/2010 to 12/31/2010...........    $11.12       $12.47        346,910
RYDEX VT INVERSE S&P 500 STRATEGY
   05/01/2009 to 12/31/2009...........    $ 7.79       $ 5.78            536
   01/01/2010 to 12/31/2010...........    $ 5.78       $ 4.72              0
RYDEX VT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $11.24       $14.74            172
   01/01/2010 to 12/31/2010...........    $14.74       $17.17            156
RYDEX VT NOVA
   05/01/2009 to 12/31/2009...........    $ 7.42       $10.54             21
   01/01/2010 to 12/31/2010...........    $10.54       $12.43             11
S&P TARGET 24 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.52       $ 9.05        240,776
   01/01/2010 to 12/31/2010...........    $ 9.05       $10.62        226,552
TARGET MANAGED VIP PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.89       $ 8.51        861,853
   01/01/2010 to 12/31/2010...........    $ 8.51       $ 9.96        654,754
THE DOW DART 10 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.31       $ 9.61        136,907
   01/01/2010 to 12/31/2010...........    $ 9.61       $11.04        221,649

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW TARGET DIVIDEND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.41       $ 7.40       996,116
   01/01/2010 to 12/31/2010...........    $ 7.40       $ 8.48       902,956
VALUE LINE TARGET 25 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.44       $ 8.16       663,617
   01/01/2010 to 12/31/2010...........    $ 8.16       $10.47       604,695
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
   05/01/2009 to 12/31/2009...........    $10.04       $12.92         6,778
   01/01/2010 to 07/16/2010...........    $12.92       $12.39             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   05/01/2009 to 12/31/2009...........    $ 8.04       $ 9.81       287,896
   01/01/2010 to 07/16/2010...........    $ 9.81       $ 9.43             0
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.09        11,878
   01/01/2010 to 12/31/2010...........    $12.09       $13.47         4,066
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $13.33       $16.11       637,587
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 2
FORMERLY, WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE
   05/01/2009 to 12/31/2009...........    $ 9.46       $12.00         1,810
   01/01/2010 to 12/31/2010...........    $12.00       $13.56         1,212
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 9.43       $10.98       306,415
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE
   05/01/2009 to 12/31/2009...........    $ 8.59       $10.96           247
   01/01/2010 to 07/16/2010...........    $10.96       $ 9.91             0
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH
   05/01/2009 to 12/31/2009...........    $ 8.67       $11.06        15,043
   01/01/2010 to 07/16/2010...........    $11.06       $ 9.94             0
WELLS FARGO ADVANTAGE VT MONEY MARKET
   05/01/2009 to 12/31/2009...........    $10.43       $10.32         5,125
   01/01/2010 to 04/30/2010...........    $10.32       $10.26             0
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.54       $15.82       385,986
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.25       617,813

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 2
FORMERLY, WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH
   05/01/2009 to 12/31/2009...........    $14.26       $18.62        2,314
   01/01/2010 to 12/31/2010...........    $18.62       $23.22        1,568
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND
   05/01/2009 to 12/31/2009...........    $12.37       $13.24        4,501
   01/01/2010 to 12/31/2010...........    $13.24       $13.93        3,490



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH ANY ONE OF LT5 OR HD 5, HAV & EBP OR WITH ANY COMBO 5% OR HDV & LT5 OR GMWB, HDV AND EPB OR HD GRO 60 BPS AND COMBO DB OR HD
 GRO 60 BPS, EBP AND HAV OR GRO PLUS 2008 60 BPS AND COMBO DB OR GRO PLUS 2008
                          60 BPS, EBP AND HAV (1.75%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.56              0
   01/01/2006 to 12/31/2006...........    $10.56       $11.36              0
   01/01/2007 to 12/31/2007...........    $11.36       $11.74              0
   01/01/2008 to 12/31/2008...........    $11.74       $11.00              0
   01/01/2009 to 12/31/2009...........    $11.00       $12.64              0
   01/01/2010 to 12/31/2010...........    $12.64       $14.45              0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         74,829
   01/01/2006 to 12/31/2006...........    $10.02       $11.00      1,109,599
   01/01/2007 to 12/31/2007...........    $11.00       $11.80      2,095,862
   01/01/2008 to 12/31/2008...........    $11.80       $ 7.90      4,352,710
   01/01/2009 to 12/31/2009...........    $ 7.90       $ 9.66      7,832,549
   01/01/2010 to 12/31/2010...........    $ 9.66       $10.62      8,125,948
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.65        203,032
   01/01/2007 to 12/31/2007...........    $10.65       $11.46        433,303
   01/01/2008 to 12/31/2008...........    $11.46       $ 7.90      2,718,573
   01/01/2009 to 12/31/2009...........    $ 7.90       $ 9.80      5,159,418
   01/01/2010 to 12/31/2010...........    $ 9.80       $10.95      5,137,092
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00         19,105
   01/01/2006 to 12/31/2006...........    $10.00       $11.36        201,258
   01/01/2007 to 12/31/2007...........    $11.36       $12.23        226,300
   01/01/2008 to 12/31/2008...........    $12.23       $ 6.93        308,687
   01/01/2009 to 12/31/2009...........    $ 6.93       $ 8.74        627,433
   01/01/2010 to 12/31/2010...........    $ 8.74       $ 9.85        494,408
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/02/2005...........    $13.29       $15.24              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.23       $14.75         86,022
   01/01/2006 to 12/31/2006...........    $14.75       $17.58        156,441
   01/01/2007 to 12/31/2007...........    $17.58       $16.66        180,532
   01/01/2008 to 12/31/2008...........    $16.66       $ 9.51        162,150
   01/01/2009 to 12/31/2009...........    $ 9.51       $11.57        232,439
   01/01/2010 to 12/31/2010...........    $11.57       $12.87        263,882
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.96       $14.37        689,808
   01/01/2006 to 12/31/2006...........    $14.37       $16.55        568,989
   01/01/2007 to 12/31/2007...........    $16.55       $17.10        569,511
   01/01/2008 to 12/31/2008...........    $17.10       $ 9.96        371,815
   01/01/2009 to 12/31/2009...........    $ 9.96       $11.67        621,602
   01/01/2010 to 12/31/2010...........    $11.67       $12.94        632,157
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2005 to 12/02/2005...........    $13.12       $14.49              0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.85       $14.24         46,399
   01/01/2006 to 12/31/2006...........    $14.24       $16.35         53,852
   01/01/2007 to 12/31/2007...........    $16.35       $16.04         75,537
   01/01/2008 to 12/31/2008...........    $16.04       $10.28        116,472
   01/01/2009 to 12/31/2009...........    $10.28       $11.90        295,585
   01/01/2010 to 12/31/2010...........    $11.90       $13.31        387,586
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         18,315
   01/01/2006 to 12/31/2006...........    $10.03       $10.89        206,700
   01/01/2007 to 12/31/2007...........    $10.89       $11.67        363,364
   01/01/2008 to 12/31/2008...........    $11.67       $ 8.18      4,544,410
   01/01/2009 to 12/31/2009...........    $ 8.18       $ 9.90      9,195,019
   01/01/2010 to 12/31/2010...........    $ 9.90       $10.93      8,699,486
AST BOND PORTFOLIO 2015
   06/30/2008* to 12/31/2008..........    $10.04       $11.70              0
   01/01/2009 to 12/31/2009...........    $11.70       $11.46              0
   01/01/2010 to 12/31/2010...........    $11.46       $12.31              0
   AST Bond Portfolio 2016............
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.38              0
   01/01/2010 to 12/31/2010...........    $ 9.38       $10.19            629
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.77          4,783

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   06/30/2008* to 12/31/2008..........    $10.06       $12.53              0
   01/01/2009 to 12/31/2009...........    $12.53       $11.57              0
   01/01/2010 to 12/31/2010...........    $11.57       $12.64              0
AST BOND PORTFOLIO 2019
   06/30/2008* to 12/31/2008..........    $10.08       $12.60              0
   01/01/2009 to 12/31/2009...........    $12.60       $11.43              0
   01/01/2010 to 12/31/2010...........    $11.43       $12.50              0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.79              0
   01/01/2010 to 12/31/2010...........    $ 8.79       $ 9.66          3,398
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $11.01          7,539
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01        156,071
   01/01/2006 to 12/31/2006...........    $10.01       $11.18      1,236,146
   01/01/2007 to 12/31/2007...........    $11.18       $12.05      2,184,899
   01/01/2008 to 12/31/2008...........    $12.05       $ 7.70      5,254,768
   01/01/2009 to 12/31/2009...........    $ 7.70       $ 9.48      9,649,337
   01/01/2010 to 12/31/2010...........    $ 9.48       $10.56      9,541,918
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50          2,734
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.32        953,185
   01/01/2009 to 12/31/2009...........    $ 7.32       $ 9.13      2,123,301
   01/01/2010 to 12/31/2010...........    $ 9.13       $10.25      2,188,086
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.04              0
   01/01/2008 to 12/31/2008...........    $10.04       $ 7.14      1,735,291
   01/01/2009 to 12/31/2009...........    $ 7.14       $ 8.66      3,303,858
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 9.52      3,744,133
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2005 to 12/31/2005...........    $18.90       $21.33         53,032
   01/01/2006 to 12/31/2006...........    $21.33       $28.65         70,174
   01/01/2007 to 12/31/2007...........    $28.65       $22.53         42,768
   01/01/2008 to 12/31/2008...........    $22.53       $14.38         50,033
   01/01/2009 to 12/31/2009...........    $14.38       $18.64        105,825
   01/01/2010 to 12/31/2010...........    $18.64       $23.57        111,924
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $17.05       $16.95         69,462
   01/01/2006 to 12/31/2006...........    $16.95       $19.98         81,425
   01/01/2007 to 12/31/2007...........    $19.98       $16.14         65,293
   01/01/2008 to 07/18/2008...........    $16.14       $14.78              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $19.86       $21.35        157,947
   01/01/2006 to 12/31/2006...........    $21.35       $23.69        177,500
   01/01/2007 to 12/31/2007...........    $23.69       $25.88        191,930
   01/01/2008 to 12/31/2008...........    $25.88       $14.22        104,149
   01/01/2009 to 12/31/2009...........    $14.22       $18.53        232,311
   01/01/2010 to 12/31/2010...........    $18.53       $24.13        246,378
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.00          1,262
   01/01/2008 to 12/31/2008...........    $10.00       $ 7.15        571,212
   01/01/2009 to 12/31/2009...........    $ 7.15       $ 8.52      1,341,861
   01/01/2010 to 12/31/2010...........    $ 8.52       $ 9.48      1,442,865
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.57        218,137
   01/01/2007 to 12/31/2007...........    $10.57       $11.28        456,776
   01/01/2008 to 12/31/2008...........    $11.28       $ 7.26      2,521,848
   01/01/2009 to 12/31/2009...........    $ 7.26       $ 8.83      4,794,825
   01/01/2010 to 12/31/2010...........    $ 8.83       $ 9.92      4,948,687
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.47        338,752
   01/01/2007 to 12/31/2007...........    $10.47       $11.46        699,843
   01/01/2008 to 12/31/2008...........    $11.46       $ 6.68      3,179,075
   01/01/2009 to 12/31/2009...........    $ 6.68       $ 8.27      8,102,750
   01/01/2010 to 12/31/2010...........    $ 8.27       $ 9.67      8,008,178
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.47        573,235
   01/01/2009 to 11/13/2009...........    $ 7.47       $ 8.35              0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.11         50,776
   01/01/2009 to 12/31/2009...........    $ 6.11       $ 8.11        118,446
   01/01/2010 to 12/31/2010...........    $ 8.11       $ 9.58        151,468
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.86       $12.04         31,451
   01/01/2006 to 12/31/2006...........    $12.04       $13.02         49,123
   01/01/2007 to 12/31/2007...........    $13.02       $14.58         57,833
   01/01/2008 to 12/31/2008...........    $14.58       $ 8.55         81,276
   01/01/2009 to 12/31/2009...........    $ 8.55       $12.56        180,978
   01/01/2010 to 12/31/2010...........    $12.56       $13.61        179,004

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.60       $15.03        160,720
   01/01/2006 to 12/31/2006...........    $15.03       $15.69        120,385
   01/01/2007 to 12/31/2007...........    $15.69       $18.40        111,444
   01/01/2008 to 12/31/2008...........    $18.40       $10.70         86,649
   01/01/2009 to 12/31/2009...........    $10.70       $16.52        253,562
   01/01/2010 to 12/31/2010...........    $16.52       $19.45        254,558
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.52       $17.04              0
   01/01/2006 to 12/31/2006...........    $17.04       $19.63              0
   01/01/2007 to 12/31/2007...........    $19.63       $18.30              0
   01/01/2008 to 12/31/2008...........    $18.30       $13.19         41,001
   01/01/2009 to 12/31/2009...........    $13.19       $16.44        121,815
   01/01/2010 to 12/31/2010...........    $16.44       $20.47        129,429
AST HIGH YIELD PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.38       $13.30         49,862
   01/01/2006 to 12/31/2006...........    $13.30       $14.42         82,914
   01/01/2007 to 12/31/2007...........    $14.42       $14.51        102,028
   01/01/2008 to 12/31/2008...........    $14.51       $10.62        140,984
   01/01/2009 to 12/31/2009...........    $10.62       $14.14        428,488
   01/01/2010 to 12/31/2010...........    $14.14       $15.77        372,390
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.19              0
   01/01/2008 to 12/31/2008...........    $10.19       $ 6.94        863,227
   01/01/2009 to 12/31/2009...........    $ 6.94       $ 8.63      2,307,480
   01/01/2010 to 12/31/2010...........    $ 8.63       $ 9.65      2,099,781
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17          4,787
   01/01/2008 to 12/31/2008...........    $10.17       $ 7.57      1,188,844
   01/01/2009 to 12/31/2009...........    $ 7.57       $ 9.18      2,696,442
   01/01/2010 to 12/31/2010...........    $ 9.18       $10.07      2,606,302
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.26       $17.48        412,839
   01/01/2006 to 12/31/2006...........    $17.48       $20.78        373,524
   01/01/2007 to 12/31/2007...........    $20.78       $24.30        405,608
   01/01/2008 to 12/31/2008...........    $24.30       $11.88        279,897
   01/01/2009 to 12/31/2009...........    $11.88       $15.80        487,491
   01/01/2010 to 12/31/2010...........    $15.80       $17.77        425,028
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.32       $17.12         44,465
   01/01/2006 to 12/31/2006...........    $17.12       $21.44        103,147
   01/01/2007 to 12/31/2007...........    $21.44       $24.81        181,170
   01/01/2008 to 12/31/2008...........    $24.81       $13.65        149,062
   01/01/2009 to 12/31/2009...........    $13.65       $17.50        230,878
   01/01/2010 to 12/31/2010...........    $17.50       $19.10        223,400

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.00       $10.72      12,969,535
   01/01/2009 to 12/31/2009...........    $10.72       $11.73       3,153,640
   01/01/2010 to 12/31/2010...........    $11.73       $12.77       1,201,858
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.74       $13.38          45,772
   01/01/2006 to 12/31/2006...........    $13.38       $14.61          48,632
   01/01/2007 to 12/31/2007...........    $14.61       $14.64         114,901
   01/01/2008 to 12/31/2008...........    $14.64       $11.85       3,160,598
   01/01/2009 to 12/31/2009...........    $11.85       $14.20       5,395,477
   01/01/2010 to 12/31/2010...........    $14.20       $14.97       4,994,247
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29             791
   01/01/2010 to 12/31/2010...........    $10.29       $11.25             753
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30             440
   01/01/2010 to 12/31/2010...........    $10.30       $11.51             441
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.70       $16.03          44,887
   01/01/2006 to 12/31/2006...........    $16.03       $19.34         113,134
   01/01/2007 to 12/31/2007...........    $19.34       $20.80         141,032
   01/01/2008 to 12/31/2008...........    $20.80       $11.98         113,373
   01/01/2009 to 12/31/2009...........    $11.98       $15.99         221,273
   01/01/2010 to 12/31/2010...........    $15.99       $16.84         185,707
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.23       $13.84         170,343
   01/01/2006 to 12/31/2006...........    $13.84       $16.11         168,016
   01/01/2007 to 12/31/2007...........    $16.11       $15.35         215,386
   01/01/2008 to 12/31/2008...........    $15.35       $ 8.83         276,477
   01/01/2009 to 12/31/2009...........    $ 8.83       $10.36         346,012
   01/01/2010 to 12/31/2010...........    $10.36       $11.52         329,940
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.60       $12.52         199,301
   01/01/2006 to 12/31/2006...........    $12.52       $13.51         181,639
   01/01/2007 to 12/31/2007...........    $13.51       $14.08         211,644
   01/01/2008 to 12/31/2008...........    $14.08       $10.62         187,186
   01/01/2009 to 12/31/2009...........    $10.62       $14.04         462,990
   01/01/2010 to 12/31/2010...........    $14.04       $15.65         363,535

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.00       $14.69        812,989
   01/01/2006 to 12/31/2006...........    $14.69       $15.48        798,266
   01/01/2007 to 12/31/2007...........    $15.48       $17.49        862,699
   01/01/2008 to 12/31/2008...........    $17.49       $ 9.68        585,331
   01/01/2009 to 12/31/2009...........    $ 9.68       $12.34        888,567
   01/01/2010 to 12/31/2010...........    $12.34       $14.52        935,347
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.34       $15.16         30,074
   01/01/2006 to 12/31/2006...........    $15.16       $18.51         52,300
   01/01/2007 to 12/31/2007...........    $18.51       $19.90         42,357
   01/01/2008 to 12/31/2008...........    $19.90       $12.90         29,392
   01/01/2009 to 12/31/2009...........    $12.90       $16.67        102,445
   01/01/2010 to 12/31/2010...........    $16.67       $18.35        118,460
AST MFS GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.43       $12.99         73,337
   01/01/2006 to 12/31/2006...........    $12.99       $14.00         47,760
   01/01/2007 to 12/31/2007...........    $14.00       $15.83         46,783
   01/01/2008 to 12/31/2008...........    $15.83       $ 9.90        101,558
   01/01/2009 to 12/31/2009...........    $ 9.90       $12.10        319,640
   01/01/2010 to 12/31/2010...........    $12.10       $13.40        285,466
AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.19       $15.73         14,573
   01/01/2006 to 12/31/2006...........    $15.73       $17.66         20,780
   01/01/2007 to 12/31/2007...........    $17.66       $17.83         60,316
   01/01/2008 to 12/31/2008...........    $17.83       $10.84         84,121
   01/01/2009 to 12/31/2009...........    $10.84       $14.79        131,073
   01/01/2010 to 12/31/2010...........    $14.79       $17.96        245,356
AST MONEY MARKET PORTFOLIO
   01/01/2005 to 12/31/2005...........    $ 9.79       $ 9.88        216,620
   01/01/2006 to 12/31/2006...........    $ 9.88       $10.15        506,428
   01/01/2007 to 12/31/2007...........    $10.15       $10.46        811,956
   01/01/2008 to 12/31/2008...........    $10.46       $10.54      4,924,789
   01/01/2009 to 12/31/2009...........    $10.54       $10.38      6,589,463
   01/01/2010 to 12/31/2010...........    $10.38       $10.20      3,952,695
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.13       $17.76        272,421
   01/01/2006 to 12/31/2006...........    $17.76       $19.33        290,142
   01/01/2007 to 12/31/2007...........    $19.33       $19.59        243,039
   01/01/2008 to 12/31/2008...........    $19.59       $11.11        126,789
   01/01/2009 to 12/31/2009...........    $11.11       $15.36        175,659
   01/01/2010 to 12/31/2010...........    $15.36       $18.62        179,576

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.92       $15.52         76,284
   01/01/2006 to 12/31/2006...........    $15.52       $17.39        176,082
   01/01/2007 to 12/31/2007...........    $17.39       $20.88        230,717
   01/01/2008 to 12/31/2008...........    $20.88       $11.65        166,699
   01/01/2009 to 12/31/2009...........    $11.65       $14.86        194,357
   01/01/2010 to 12/31/2010...........    $14.86       $18.79        265,825
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.15       $14.94         20,632
   01/01/2006 to 12/31/2006...........    $14.94       $15.81         17,749
   01/01/2007 to 12/31/2007...........    $15.81       $18.44         40,312
   01/01/2008 to 12/31/2008...........    $18.44       $10.41         40,300
   01/01/2009 to 12/31/2009...........    $10.41       $12.54         83,604
   01/01/2010 to 12/31/2010...........    $12.54       $14.82        106,919
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.57         41,994
   01/01/2009 to 12/31/2009...........    $ 5.57       $ 9.11        411,638
   01/01/2010 to 12/31/2010...........    $ 9.11       $10.95        575,179
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.26       $10.25        608,617
   01/01/2006 to 12/31/2006...........    $10.25       $10.45        538,026
   01/01/2007 to 12/31/2007...........    $10.45       $10.97        540,038
   01/01/2008 to 12/31/2008...........    $10.97       $10.90        712,342
   01/01/2009 to 12/31/2009...........    $10.90       $11.80      1,339,103
   01/01/2010 to 12/31/2010...........    $11.80       $12.05      1,296,102
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.85       $10.93        221,858
   01/01/2006 to 12/31/2006...........    $10.93       $11.14        413,360
   01/01/2007 to 12/31/2007...........    $11.14       $11.85        627,158
   01/01/2008 to 12/31/2008...........    $11.85       $11.38      1,923,586
   01/01/2009 to 12/31/2009...........    $11.38       $13.03      6,477,063
   01/01/2010 to 12/31/2010...........    $13.03       $13.79      5,823,131
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.04         40,555
   01/01/2006 to 12/31/2006...........    $10.04       $10.65        135,242
   01/01/2007 to 12/31/2007...........    $10.65       $11.37        254,722
   01/01/2008 to 12/31/2008...........    $11.37       $ 9.00      5,689,527
   01/01/2009 to 12/31/2009...........    $ 9.00       $10.61      8,876,053
   01/01/2010 to 12/31/2010...........    $10.61       $11.52      8,285,111
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.26       $13.49        101,861
   01/01/2006 to 12/31/2006...........    $13.49       $14.93        110,098
   01/01/2007 to 12/31/2007...........    $14.93       $14.97        103,290
   01/01/2008 to 12/31/2008...........    $14.97       $ 9.01         65,761
   01/01/2009 to 12/31/2009...........    $ 9.01       $10.79         83,441
   01/01/2010 to 12/31/2010...........    $10.79       $12.19         93,648

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.47       $12.82         18,931
   01/01/2006 to 12/31/2006...........    $12.82       $13.81         16,904
   01/01/2007 to 12/31/2007...........    $13.81       $14.78         74,914
   01/01/2008 to 12/31/2008...........    $14.78       $10.13        805,504
   01/01/2009 to 12/31/2009...........    $10.13       $12.69      1,848,676
   01/01/2010 to 12/31/2010...........    $12.69       $13.94      2,596,866
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.37       $12.33         59,333
   01/01/2006 to 12/31/2006...........    $12.33       $13.64         47,796
   01/01/2007 to 12/31/2007...........    $13.64       $14.36         54,847
   01/01/2008 to 12/31/2008...........    $14.36       $ 9.17         68,880
   01/01/2009 to 12/31/2009...........    $ 9.17       $12.07        124,179
   01/01/2010 to 12/31/2010...........    $12.07       $16.17        260,929
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.39       $16.13        223,774
   01/01/2006 to 12/31/2006...........    $16.13       $19.02        223,604
   01/01/2007 to 12/31/2007...........    $19.02       $17.64        267,468
   01/01/2008 to 12/31/2008...........    $17.64       $12.18        207,810
   01/01/2009 to 12/31/2009...........    $12.18       $15.20        346,090
   01/01/2010 to 12/31/2010...........    $15.20       $18.81        370,330
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.26       $13.64         64,390
   01/01/2006 to 12/31/2006...........    $13.64       $15.08         79,479
   01/01/2007 to 12/31/2007...........    $15.08       $15.75        362,422
   01/01/2008 to 12/31/2008...........    $15.75       $11.46      1,854,274
   01/01/2009 to 12/31/2009...........    $11.46       $13.97      3,003,586
   01/01/2010 to 12/31/2010...........    $13.97       $15.31      3,463,609
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.21       $11.46        159,623
   01/01/2006 to 12/31/2006...........    $11.46       $11.96        177,938
   01/01/2007 to 12/31/2007...........    $11.96       $12.89        186,574
   01/01/2008 to 12/31/2008...........    $12.89       $12.35        196,898
   01/01/2009 to 12/31/2009...........    $12.35       $13.61        510,891
   01/01/2010 to 12/31/2010...........    $13.61       $14.14        404,389
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.80       $13.49         17,972
   01/01/2006 to 12/31/2006...........    $13.49       $14.01        116,955
   01/01/2007 to 12/31/2007...........    $14.01       $14.89        215,380
   01/01/2008 to 12/31/2008...........    $14.89       $ 8.70        366,989
   01/01/2009 to 12/31/2009...........    $ 8.70       $13.11        634,431
   01/01/2010 to 12/31/2010...........    $13.11       $14.91        621,392

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2005 to 12/31/2005...........    $17.65       $22.79         92,406
   01/01/2006 to 12/31/2006...........    $22.79       $25.95        109,447
   01/01/2007 to 12/31/2007...........    $25.95       $35.82        131,729
   01/01/2008 to 12/31/2008...........    $35.82       $17.60        116,495
   01/01/2009 to 12/31/2009...........    $17.60       $25.83        303,259
   01/01/2010 to 12/31/2010...........    $25.83       $30.57        357,381
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.41       $15.48         69,971
   01/01/2006 to 12/31/2006...........    $15.48       $18.51        168,266
   01/01/2007 to 12/31/2007...........    $18.51       $18.40        187,126
   01/01/2008 to 12/31/2008...........    $18.40       $11.34        124,499
   01/01/2009 to 12/31/2009...........    $11.34       $13.17        292,701
   01/01/2010 to 12/31/2010...........    $13.17       $14.55        285,605
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98         50,212
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 9.29        827,581
   01/01/2009 to 12/31/2009...........    $ 9.29       $10.19      1,709,734
   01/01/2010 to 12/31/2010...........    $10.19       $10.79      1,705,804
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.43         42,994
   01/01/2006 to 12/31/2006...........    $11.43       $12.47         49,409
   01/01/2007 to 12/31/2007...........    $12.47       $13.60         54,450
   01/01/2008 to 12/31/2008...........    $13.60       $ 7.87         45,694
   01/01/2009 to 12/31/2009...........    $ 7.87       $10.81         46,512
   01/01/2010 to 07/16/2010...........    $10.81       $10.58              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2005 to 12/31/2005...........    $12.24       $13.95         18,651
   01/01/2006 to 12/31/2006...........    $13.95       $16.88         35,398
   01/01/2007 to 12/31/2007...........    $16.88       $19.07         42,612
   01/01/2008 to 12/31/2008...........    $19.07       $10.96         34,306
   01/01/2009 to 12/31/2009...........    $10.96       $12.49         38,920
   01/01/2010 to 07/16/2010...........    $12.49       $11.86              0
EVERGREEN VA OMEGA FUND
   01/01/2005 to 12/31/2005...........    $13.93       $14.22            843
   01/01/2006 to 12/31/2006...........    $14.22       $14.81          3,508
   01/01/2007 to 12/31/2007...........    $14.81       $16.29          6,353
   01/01/2008 to 12/31/2008...........    $16.29       $11.65          5,197
   01/01/2009 to 12/31/2009...........    $11.65       $16.48         23,777
   01/01/2010 to 07/16/2010...........    $16.48       $15.39              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA SPECIAL EQUITY FUND
   01/01/2005 to 04/15/2005...........    $15.30       $13.62              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.11         13,357
   01/01/2009 to 12/31/2009...........    $ 6.11       $ 7.73         25,448
   01/01/2010 to 12/31/2010...........    $ 7.73       $ 9.04         16,066
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.64      2,458,339
   01/01/2009 to 12/31/2009...........    $ 6.64       $ 8.48      5,009,139
   01/01/2010 to 12/31/2010...........    $ 8.48       $ 9.19      4,904,811
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.88       $17.19         22,191
   01/01/2006 to 12/31/2006...........    $17.19       $23.38         33,710
   01/01/2007 to 12/31/2007...........    $23.38       $26.03         83,658
   01/01/2008 to 12/31/2008...........    $26.03       $14.63         54,496
   01/01/2009 to 12/31/2009...........    $14.63       $20.28         45,909
   01/01/2010 to 12/31/2010...........    $20.28       $21.86         41,451
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   01/01/2005 to 12/31/2005...........    $14.64       $15.92         19,759
   01/01/2006 to 12/31/2006...........    $15.92       $18.16          9,691
   01/01/2007 to 12/31/2007...........    $18.16       $20.02          6,257
   01/01/2008 to 12/31/2008...........    $20.02       $10.21         11,493
   01/01/2009 to 12/31/2009...........    $10.21       $14.29         10,055
   01/01/2010 to 12/31/2010...........    $14.29       $17.39          8,468
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   01/01/2005 to 12/31/2005...........    $13.49       $14.04         10,217
   01/01/2006 to 12/31/2006...........    $14.04       $16.06         16,548
   01/01/2007 to 12/31/2007...........    $16.06       $12.27         13,057
   01/01/2008 to 12/31/2008...........    $12.27       $ 4.89         27,302
   01/01/2009 to 12/31/2009...........    $ 4.89       $ 6.12         46,084
   01/01/2010 to 12/31/2010...........    $ 6.12       $ 6.63         34,698
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   01/01/2005 to 12/31/2005...........    $12.63       $13.42         18,192
   01/01/2006 to 12/31/2006...........    $13.42       $13.87         14,027
   01/01/2007 to 12/31/2007...........    $13.87       $15.24         16,121
   01/01/2008 to 12/31/2008...........    $15.24       $10.69         20,679
   01/01/2009 to 12/31/2009...........    $10.69       $13.41         22,802
   01/01/2010 to 12/31/2010...........    $13.41       $13.87         21,332

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. TECHNOLOGY FUND
FORMERLY, AIM V.I. TECHNOLOGY FUND
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.22         9,377
   01/01/2009 to 12/31/2009...........    $ 6.22       $ 9.61        13,037
   01/01/2010 to 12/31/2010...........    $ 9.61       $11.46        11,371
NASDAQ TARGET 15 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 5.97         5,319
   01/01/2009 to 12/31/2009...........    $ 5.97       $ 6.85         1,708
   01/01/2010 to 12/31/2010...........    $ 6.85       $ 8.78         2,439
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   01/01/2005 to 12/31/2005...........    $18.35       $23.71        57,342
   01/01/2006 to 12/31/2006...........    $23.71       $31.35        82,911
   01/01/2007 to 12/31/2007...........    $31.35       $44.19        82,928
   01/01/2008 to 12/31/2008...........    $44.19       $18.30        47,859
   01/01/2009 to 12/31/2009...........    $18.30       $29.16        74,449
   01/01/2010 to 12/31/2010...........    $29.16       $33.28        57,941
PROFUND VP ASIA 30
   01/01/2005 to 12/31/2005...........    $15.62       $18.34        25,863
   01/01/2006 to 12/31/2006...........    $18.34       $25.11        32,536
   01/01/2007 to 12/31/2007...........    $25.11       $36.44        40,496
   01/01/2008 to 12/31/2008...........    $36.44       $17.61        26,068
   01/01/2009 to 12/31/2009...........    $17.61       $26.67        25,211
   01/01/2010 to 12/31/2010...........    $26.67       $29.85        22,663
PROFUND VP BANKS
   01/01/2005 to 12/31/2005...........    $14.15       $13.88         8,938
   01/01/2006 to 12/31/2006...........    $13.88       $15.74         9,664
   01/01/2007 to 12/31/2007...........    $15.74       $11.25         9,903
   01/01/2008 to 12/31/2008...........    $11.25       $ 5.86         9,087
   01/01/2009 to 12/31/2009...........    $ 5.86       $ 5.52         7,785
   01/01/2010 to 12/31/2010...........    $ 5.52       $ 5.87         7,079
PROFUND VP BASIC MATERIALS
   01/01/2005 to 12/31/2005...........    $14.48       $14.57        14,618
   01/01/2006 to 12/31/2006...........    $14.57       $16.53        26,524
   01/01/2007 to 12/31/2007...........    $16.53       $21.23        37,846
   01/01/2008 to 12/31/2008...........    $21.23       $10.13        18,904
   01/01/2009 to 12/31/2009...........    $10.13       $16.17        23,669
   01/01/2010 to 12/31/2010...........    $16.17       $20.60        21,160
PROFUND VP BEAR
   01/01/2005 to 12/31/2005...........    $ 6.62       $ 6.41        61,437
   01/01/2006 to 12/31/2006...........    $ 6.41       $ 5.83        25,153
   01/01/2007 to 12/31/2007...........    $ 5.83       $ 5.76        23,981
   01/01/2008 to 12/31/2008...........    $ 5.76       $ 7.92        26,353
   01/01/2009 to 12/31/2009...........    $ 7.92       $ 5.61        96,637
   01/01/2010 to 12/31/2010...........    $ 5.61       $ 4.53        69,378

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BULL
   01/01/2005 to 12/31/2005...........    $12.86       $12.99        34,147
   01/01/2006 to 12/31/2006...........    $12.99       $14.50        18,906
   01/01/2007 to 12/31/2007...........    $14.50       $14.75        13,614
   01/01/2008 to 12/31/2008...........    $14.75       $ 9.03         3,827
   01/01/2009 to 12/31/2009...........    $ 9.03       $11.04        22,173
   01/01/2010 to 12/31/2010...........    $11.04       $12.21        23,934
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.37       $12.11         1,109
   01/01/2006 to 12/31/2006...........    $12.11       $13.40         4,086
   01/01/2007 to 12/31/2007...........    $13.40       $14.17        13,056
   01/01/2008 to 12/31/2008...........    $14.17       $10.20           721
   01/01/2009 to 12/31/2009...........    $10.20       $12.18           360
   01/01/2010 to 12/31/2010...........    $12.18       $14.05           316
PROFUND VP CONSUMER SERVICES
   01/01/2005 to 12/31/2005...........    $12.35       $11.56           227
   01/01/2006 to 12/31/2006...........    $11.56       $12.73         3,681
   01/01/2007 to 12/31/2007...........    $12.73       $11.47         4,292
   01/01/2008 to 12/31/2008...........    $11.47       $ 7.73            24
   01/01/2009 to 12/31/2009...........    $ 7.73       $ 9.94            92
   01/01/2010 to 12/31/2010...........    $ 9.94       $11.85           166
PROFUND VP EUROPE 30
   01/01/2005 to 12/31/2005...........    $14.85       $15.77        21,422
   01/01/2006 to 12/31/2006...........    $15.77       $18.21        29,237
   01/01/2007 to 12/31/2007...........    $18.21       $20.49        50,808
   01/01/2008 to 12/31/2008...........    $20.49       $11.27           530
   01/01/2009 to 12/31/2009...........    $11.27       $14.65         5,364
   01/01/2010 to 12/31/2010...........    $14.65       $14.78         1,876
PROFUND VP FINANCIALS
   01/01/2005 to 12/31/2005...........    $13.52       $13.82        24,185
   01/01/2006 to 12/31/2006...........    $13.82       $15.93        31,142
   01/01/2007 to 12/31/2007...........    $15.93       $12.66        32,506
   01/01/2008 to 12/31/2008...........    $12.66       $ 6.15        30,372
   01/01/2009 to 12/31/2009...........    $ 6.15       $ 6.95        26,282
   01/01/2010 to 12/31/2010...........    $ 6.95       $ 7.57        26,663
PROFUND VP HEALTH CARE
   01/01/2005 to 12/31/2005...........    $11.13       $11.60        38,945
   01/01/2006 to 12/31/2006...........    $11.60       $11.99        24,586
   01/01/2007 to 12/31/2007...........    $11.99       $12.56        31,591
   01/01/2008 to 12/31/2008...........    $12.56       $ 9.34        11,011
   01/01/2009 to 12/31/2009...........    $ 9.34       $10.97         5,261
   01/01/2010 to 12/31/2010...........    $10.97       $11.09         5,691

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   01/01/2005 to 12/31/2005...........    $14.32       $14.41         5,454
   01/01/2006 to 12/31/2006...........    $14.41       $15.81         1,021
   01/01/2007 to 12/31/2007...........    $15.81       $17.35         5,495
   01/01/2008 to 12/31/2008...........    $17.35       $10.15         6,402
   01/01/2009 to 12/31/2009...........    $10.15       $12.37         5,302
   01/01/2010 to 12/31/2010...........    $12.37       $15.04         4,514
PROFUND VP JAPAN
   01/01/2005 to 12/31/2005...........    $13.45       $18.73        35,465
   01/01/2006 to 12/31/2006...........    $18.73       $20.40        26,266
   01/01/2007 to 12/31/2007...........    $20.40       $18.04        25,698
   01/01/2008 to 12/31/2008...........    $18.04       $10.48        24,340
   01/01/2009 to 12/31/2009...........    $10.48       $11.36        21,327
   01/01/2010 to 12/31/2010...........    $11.36       $10.44        21,933
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.37       $10.29         4,703
   01/01/2006 to 12/31/2006...........    $10.29       $11.02        26,655
   01/01/2007 to 12/31/2007...........    $11.02       $11.58        42,713
   01/01/2008 to 12/31/2008...........    $11.58       $ 7.34        21,985
   01/01/2009 to 12/31/2009...........    $ 7.34       $ 9.35        12,554
   01/01/2010 to 12/31/2010...........    $ 9.35       $10.40         4,421
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.37       $10.49         5,323
   01/01/2006 to 12/31/2006...........    $10.49       $12.24        36,601
   01/01/2007 to 12/31/2007...........    $12.24       $12.04        31,236
   01/01/2008 to 12/31/2008...........    $12.04       $ 7.04         1,074
   01/01/2009 to 12/31/2009...........    $ 7.04       $ 8.26         2,121
   01/01/2010 to 12/31/2010...........    $ 8.26       $ 9.17         1,385
PROFUND VP MID-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $13.47       $14.72        25,861
   01/01/2006 to 12/31/2006...........    $14.72       $15.04         5,310
   01/01/2007 to 12/31/2007...........    $15.04       $16.51        22,924
   01/01/2008 to 12/31/2008...........    $16.51       $ 9.92         3,232
   01/01/2009 to 12/31/2009...........    $ 9.92       $13.48         4,433
   01/01/2010 to 12/31/2010...........    $13.48       $17.01         6,911
PROFUND VP MID-CAP VALUE
   01/01/2005 to 12/31/2005...........    $15.29       $16.36         2,461
   01/01/2006 to 12/31/2006...........    $16.36       $18.05        15,454
   01/01/2007 to 12/31/2007...........    $18.05       $17.90         9,907
   01/01/2008 to 12/31/2008...........    $17.90       $11.20         2,323
   01/01/2009 to 12/31/2009...........    $11.20       $14.41         2,633
   01/01/2010 to 12/31/2010...........    $14.41       $17.05         3,219

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP NASDAQ-100
   01/01/2005 to 12/31/2005...........    $14.39       $14.17        60,526
   01/01/2006 to 12/31/2006...........    $14.17       $14.68        16,739
   01/01/2007 to 12/31/2007...........    $14.68       $16.96        24,530
   01/01/2008 to 12/31/2008...........    $16.96       $ 9.59         9,956
   01/01/2009 to 12/31/2009...........    $ 9.59       $14.32         8,990
   01/01/2010 to 12/31/2010...........    $14.32       $16.63         7,404
PROFUND VP OIL & GAS
   01/01/2005 to 12/31/2005...........    $15.45       $19.93        44,755
   01/01/2006 to 12/31/2006...........    $19.93       $23.62        38,829
   01/01/2007 to 12/31/2007...........    $23.62       $30.75        48,835
   01/01/2008 to 12/31/2008...........    $30.75       $19.05        70,895
   01/01/2009 to 12/31/2009...........    $19.05       $21.61        71,285
   01/01/2010 to 12/31/2010...........    $21.61       $25.01        73,394
PROFUND VP PHARMACEUTICALS
   01/01/2005 to 12/31/2005...........    $ 8.91       $ 8.42         5,365
   01/01/2006 to 12/31/2006...........    $ 8.42       $ 9.28        38,368
   01/01/2007 to 12/31/2007...........    $ 9.28       $ 9.33        38,773
   01/01/2008 to 12/31/2008...........    $ 9.33       $ 7.38        34,658
   01/01/2009 to 12/31/2009...........    $ 7.38       $ 8.47        35,039
   01/01/2010 to 12/31/2010...........    $ 8.47       $ 8.36        35,024
PROFUND VP PRECIOUS METALS
   01/01/2005 to 12/31/2005...........    $13.69       $16.98        30,106
   01/01/2006 to 12/31/2006...........    $16.98       $17.91        50,526
   01/01/2007 to 12/31/2007...........    $17.91       $21.55        67,773
   01/01/2008 to 12/31/2008...........    $21.55       $14.66        81,304
   01/01/2009 to 12/31/2009...........    $14.66       $19.49        80,657
   01/01/2010 to 12/31/2010...........    $19.49       $25.46        83,168
PROFUND VP REAL ESTATE
   01/01/2005 to 12/31/2005...........    $16.69       $17.50         5,034
   01/01/2006 to 12/31/2006...........    $17.50       $22.78        23,099
   01/01/2007 to 12/31/2007...........    $22.78       $17.99        21,177
   01/01/2008 to 12/31/2008...........    $17.99       $10.38         3,998
   01/01/2009 to 12/31/2009...........    $10.38       $13.05         5,051
   01/01/2010 to 12/31/2010...........    $13.05       $15.99         4,607
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2005 to 12/31/2005...........    $ 8.00       $ 7.24        22,349
   01/01/2006 to 12/31/2006...........    $ 7.24       $ 7.83         8,859
   01/01/2007 to 12/31/2007...........    $ 7.83       $ 7.29        21,177
   01/01/2008 to 12/31/2008...........    $ 7.29       $ 4.45        36,576
   01/01/2009 to 12/31/2009...........    $ 4.45       $ 5.77        72,548
   01/01/2010 to 12/31/2010...........    $ 5.77       $ 4.76        47,075

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT NASDAQ-100
   01/01/2005 to 12/31/2005...........    $ 5.61       $ 5.56         1,006
   01/01/2006 to 12/31/2006...........    $ 5.56       $ 5.39         8,398
   01/01/2007 to 12/31/2007...........    $ 5.39       $ 4.68         7,304
   01/01/2008 to 12/31/2008...........    $ 4.68       $ 6.82       135,353
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 3.97       130,657
   01/01/2010 to 12/31/2010...........    $ 3.97       $ 3.08       123,241
PROFUND VP SMALL-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $15.39       $16.26        39,140
   01/01/2006 to 12/31/2006...........    $16.26       $17.36        33,307
   01/01/2007 to 12/31/2007...........    $17.36       $17.75        35,990
   01/01/2008 to 12/31/2008...........    $17.75       $11.50        23,012
   01/01/2009 to 12/31/2009...........    $11.50       $14.26        20,571
   01/01/2010 to 12/31/2010...........    $14.26       $17.61        23,091
PROFUND VP SMALL-CAP VALUE
   01/01/2005 to 12/31/2005...........    $15.85       $16.19        18,512
   01/01/2006 to 12/31/2006...........    $16.19       $18.69        25,197
   01/01/2007 to 12/31/2007...........    $18.69       $17.03        27,046
   01/01/2008 to 12/31/2008...........    $17.03       $11.60        18,487
   01/01/2009 to 12/31/2009...........    $11.60       $13.72        19,269
   01/01/2010 to 12/31/2010...........    $13.72       $16.46        19,124
PROFUND VP TELECOMMUNICATIONS
   01/01/2005 to 12/31/2005...........    $11.47       $10.52        24,488
   01/01/2006 to 12/31/2006...........    $10.52       $13.88        32,396
   01/01/2007 to 12/31/2007...........    $13.88       $14.78        39,533
   01/01/2008 to 12/31/2008...........    $14.78       $ 9.52         5,243
   01/01/2009 to 12/31/2009...........    $ 9.52       $10.04         5,648
   01/01/2010 to 12/31/2010...........    $10.04       $11.41         7,128
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2005 to 12/31/2005...........    $10.38       $11.11        41,534
   01/01/2006 to 12/31/2006...........    $11.11       $10.42        23,586
   01/01/2007 to 12/31/2007...........    $10.42       $11.28        51,411
   01/01/2008 to 12/31/2008...........    $11.28       $16.59        11,449
   01/01/2009 to 12/31/2009...........    $16.59       $10.98        13,454
   01/01/2010 to 12/31/2010...........    $10.98       $11.88        11,600
PROFUND VP ULTRAMID-CAP
   01/01/2005 to 12/31/2005...........    $20.68       $23.96         6,692
   01/01/2006 to 12/31/2006...........    $23.96       $26.05        12,205
   01/01/2007 to 12/31/2007...........    $26.05       $27.12        19,013
   01/01/2008 to 12/31/2008...........    $27.12       $ 8.66         3,657
   01/01/2009 to 12/31/2009...........    $ 8.66       $14.11        18,142
   01/01/2010 to 12/31/2010...........    $14.11       $20.75        20,846

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP UTILITIES
   01/01/2005 to 12/31/2005...........    $15.05       $16.72        18,592
   01/01/2006 to 12/31/2006...........    $16.72       $19.59        22,201
   01/01/2007 to 12/31/2007...........    $19.59       $22.28        37,173
   01/01/2008 to 12/31/2008...........    $22.28       $15.17        12,831
   01/01/2009 to 12/31/2009...........    $15.17       $16.51        14,528
   01/01/2010 to 12/31/2010...........    $16.51       $17.18         9,674
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.53       $12.04         2,937
   01/01/2006 to 12/31/2006...........    $12.04       $14.32        18,409
   01/01/2007 to 12/31/2007...........    $14.32       $16.82        25,084
   01/01/2008 to 12/31/2008...........    $16.82       $ 8.21        37,898
   01/01/2009 to 12/31/2009...........    $ 8.21       $11.06        19,932
   01/01/2010 to 12/31/2010...........    $11.06       $12.39        11,182
S&P TARGET 24 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.20       $13.51        31,386
   01/01/2006 to 12/31/2006...........    $13.51       $13.65         8,268
   01/01/2007 to 12/31/2007...........    $13.65       $13.98         8,719
   01/01/2008 to 12/31/2008...........    $13.98       $ 9.90         7,628
   01/01/2009 to 12/31/2009...........    $ 9.90       $11.06         8,587
   01/01/2010 to 12/31/2010...........    $11.06       $12.97         9,863
TARGET MANAGED VIP PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.48       $15.26       311,554
   01/01/2006 to 12/31/2006...........    $15.26       $16.72       283,817
   01/01/2007 to 12/31/2007...........    $16.72       $17.98       285,347
   01/01/2008 to 12/31/2008...........    $17.98       $ 9.75        57,975
   01/01/2009 to 12/31/2009...........    $ 9.75       $10.82        60,338
   01/01/2010 to 12/31/2010...........    $10.82       $12.66        60,391
THE DOW DART 10 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.22       $11.62        18,888
   01/01/2006 to 12/31/2006...........    $11.62       $14.34        29,267
   01/01/2007 to 12/31/2007...........    $14.34       $14.18        27,633
   01/01/2008 to 12/31/2008...........    $14.18       $ 9.96         5,473
   01/01/2009 to 12/31/2009...........    $ 9.96       $11.15         3,925
   01/01/2010 to 12/31/2010...........    $11.15       $12.79         8,226
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.75        48,066
   01/01/2006 to 12/31/2006...........    $ 9.75       $11.32        80,050
   01/01/2007 to 12/31/2007...........    $11.32       $11.25        84,959
   01/01/2008 to 12/31/2008...........    $11.25       $ 6.57        33,392
   01/01/2009 to 12/31/2009...........    $ 6.57       $ 7.37        43,573
   01/01/2010 to 12/31/2010...........    $ 7.37       $ 8.43        37,446

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
VALUE LINE TARGET 25 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.90       $ 4.55         5,578
   01/01/2009 to 12/31/2009...........    $ 4.55       $ 4.78         6,045
   01/01/2010 to 12/31/2010...........    $ 4.78       $ 6.13         6,402
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
   01/01/2005 to 12/31/2005...........    $13.45       $13.62             0
   01/01/2006 to 12/31/2006...........    $13.62       $16.34             0
   01/01/2007 to 12/31/2007...........    $16.34       $15.87             0
   01/01/2008 to 12/31/2008...........    $15.87       $10.13             0
   01/01/2009 to 12/31/2009...........    $10.13       $12.83             0
   01/01/2010 to 07/16/2010...........    $12.83       $12.29             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2005 to 12/31/2005...........    $13.40       $13.88         9,956
   01/01/2006 to 12/31/2006...........    $13.88       $16.17        20,682
   01/01/2007 to 12/31/2007...........    $16.17       $16.33        13,391
   01/01/2008 to 12/31/2008...........    $16.33       $10.19        10,669
   01/01/2009 to 12/31/2009...........    $10.19       $11.70        13,252
   01/01/2010 to 07/16/2010...........    $11.70       $11.24             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.87       $14.35        30,964
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.24       $13.08        14,974
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $15.39       $19.40        31,133
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.24        54,823



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

            ACCUMULATION UNIT VALUES: WITH LT5, HDV AND EBP (2.00%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.54               0
   01/01/2006 to 12/31/2006...........    $10.54       $11.32               0
   01/01/2007 to 12/31/2007...........    $11.32       $11.66               0
   01/01/2008 to 12/31/2008...........    $11.66       $10.90               0
   01/01/2009 to 12/31/2009...........    $10.90       $12.49               0
   01/01/2010 to 12/31/2010...........    $12.49       $14.24               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         312,604
   01/01/2006 to 12/31/2006...........    $10.01       $10.97       5,065,695
   01/01/2007 to 12/31/2007...........    $10.97       $11.74       8,136,541
   01/01/2008 to 12/31/2008...........    $11.74       $ 7.84       9,400,328
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 9.56      11,572,243
   01/01/2010 to 12/31/2010...........    $ 9.56       $10.49       9,571,229
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.63       1,290,825
   01/01/2007 to 12/31/2007...........    $10.63       $11.41       2,559,214
   01/01/2008 to 12/31/2008...........    $11.41       $ 7.85       3,903,066
   01/01/2009 to 12/31/2009...........    $ 7.85       $ 9.70       4,089,298
   01/01/2010 to 12/31/2010...........    $ 9.70       $10.81       3,661,891
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99         111,044
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.33         744,811
   01/01/2007 to 12/31/2007...........    $11.33       $12.17         906,776
   01/01/2008 to 12/31/2008...........    $12.17       $ 6.88         954,985
   01/01/2009 to 12/31/2009...........    $ 6.88       $ 8.65       1,714,961
   01/01/2010 to 12/31/2010...........    $ 8.65       $ 9.72       1,218,956
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/02/2005...........    $13.22       $15.12               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.15       $14.63         256,526
   01/01/2006 to 12/31/2006...........    $14.63       $17.40         446,357
   01/01/2007 to 12/31/2007...........    $17.40       $16.44         422,432
   01/01/2008 to 12/31/2008...........    $16.44       $ 9.36         354,139
   01/01/2009 to 12/31/2009...........    $ 9.36       $11.36         348,461
   01/01/2010 to 12/31/2010...........    $11.36       $12.61         297,828
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.88       $14.25       4,265,751
   01/01/2006 to 12/31/2006...........    $14.25       $16.38       2,911,174
   01/01/2007 to 12/31/2007...........    $16.38       $16.87       2,485,922
   01/01/2008 to 12/31/2008...........    $16.87       $ 9.81       2,137,291
   01/01/2009 to 12/31/2009...........    $ 9.81       $11.46       1,934,817
   01/01/2010 to 12/31/2010...........    $11.46       $12.67       1,584,756
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2005 to 12/02/2005...........    $13.05       $14.38               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.77       $14.12         238,150
   01/01/2006 to 12/31/2006...........    $14.12       $16.18         278,461
   01/01/2007 to 12/31/2007...........    $16.18       $15.83         367,074
   01/01/2008 to 12/31/2008...........    $15.83       $10.13         432,558
   01/01/2009 to 12/31/2009...........    $10.13       $11.69         495,878
   01/01/2010 to 12/31/2010...........    $11.69       $13.04         325,918
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         159,724
   01/01/2006 to 12/31/2006...........    $10.02       $10.86       1,685,657
   01/01/2007 to 12/31/2007...........    $10.86       $11.61       2,790,774
   01/01/2008 to 12/31/2008...........    $11.61       $ 8.11       5,528,245
   01/01/2009 to 12/31/2009...........    $ 8.11       $ 9.80       8,798,728
   01/01/2010 to 12/31/2010...........    $ 9.80       $10.79       7,024,050
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.28      12,905,774
   01/01/2009 to 12/31/2009...........    $11.28       $11.01      11,423,965
   01/01/2010 to 12/31/2010...........    $11.01       $11.80       7,372,701
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.36       1,335,590
   01/01/2010 to 12/31/2010...........    $ 9.36       $10.14         972,743
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.74       4,566,891

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $12.01       7,376,393
   01/01/2009 to 12/31/2009...........    $12.01       $11.06       7,133,884
   01/01/2010 to 12/31/2010...........    $11.06       $12.05       4,327,344
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.08       5,692,971
   01/01/2009 to 12/31/2009...........    $12.08       $10.93       5,213,380
   01/01/2010 to 12/31/2010...........    $10.93       $11.93       3,978,286
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.77         239,205
   01/01/2010 to 12/31/2010...........    $ 8.77       $ 9.61       3,501,577
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.99       6,025,992
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00         383,419
   01/01/2006 to 12/31/2006...........    $10.00       $11.15       6,613,267
   01/01/2007 to 12/31/2007...........    $11.15       $11.98       8,926,725
   01/01/2008 to 12/31/2008...........    $11.98       $ 7.64      11,747,755
   01/01/2009 to 12/31/2009...........    $ 7.64       $ 9.38      14,510,164
   01/01/2010 to 12/31/2010...........    $ 9.38       $10.43      11,072,168
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50          12,898
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.30         301,763
   01/01/2009 to 12/31/2009...........    $ 7.30       $ 9.08         655,245
   01/01/2010 to 12/31/2010...........    $ 9.08       $10.17         672,599
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03           9,410
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.12         703,326
   01/01/2009 to 12/31/2009...........    $ 7.12       $ 8.61       1,443,088
   01/01/2010 to 12/31/2010...........    $ 8.61       $ 9.45       1,275,577
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2005 to 12/31/2005...........    $18.80       $21.16         199,018
   01/01/2006 to 12/31/2006...........    $21.16       $28.35         318,743
   01/01/2007 to 12/31/2007...........    $28.35       $22.24         246,476
   01/01/2008 to 12/31/2008...........    $22.24       $14.16         171,371
   01/01/2009 to 12/31/2009...........    $14.16       $18.30         243,592
   01/01/2010 to 12/31/2010...........    $18.30       $23.08         180,347
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.96       $16.82         245,003
   01/01/2006 to 12/31/2006...........    $16.82       $19.77         203,936
   01/01/2007 to 12/31/2007...........    $19.77       $15.93         230,960
   01/01/2008 to 07/18/2008...........    $15.93       $14.57               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $19.75       $21.18        675,625
   01/01/2006 to 12/31/2006...........    $21.18       $23.44        555,919
   01/01/2007 to 12/31/2007...........    $23.44       $25.55        471,679
   01/01/2008 to 12/31/2008...........    $25.55       $14.00        419,386
   01/01/2009 to 12/31/2009...........    $14.00       $18.20        379,572
   01/01/2010 to 12/31/2010...........    $18.20       $23.64        289,027
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.00          1,495
   01/01/2008 to 12/31/2008...........    $10.00       $ 7.13        414,672
   01/01/2009 to 12/31/2009...........    $ 7.13       $ 8.47        553,827
   01/01/2010 to 12/31/2010...........    $ 8.47       $ 9.41        397,958
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.55      2,113,521
   01/01/2007 to 12/31/2007...........    $10.55       $11.22      2,818,505
   01/01/2008 to 12/31/2008...........    $11.22       $ 7.21      3,325,516
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.75      4,130,172
   01/01/2010 to 12/31/2010...........    $ 8.75       $ 9.80      3,649,068
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.45      1,651,620
   01/01/2007 to 12/31/2007...........    $10.45       $11.41      2,784,630
   01/01/2008 to 12/31/2008...........    $11.41       $ 6.63      3,618,245
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 8.19      4,957,531
   01/01/2010 to 12/31/2010...........    $ 8.19       $ 9.55      4,347,503
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.46        143,659
   01/01/2009 to 11/13/2009...........    $ 7.46       $ 8.32              0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.10         13,392
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 8.08         51,758
   01/01/2010 to 12/31/2010...........    $ 8.08       $ 9.52         58,659
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.80       $11.95        143,016
   01/01/2006 to 12/31/2006...........    $11.95       $12.88        143,727
   01/01/2007 to 12/31/2007...........    $12.88       $14.39        168,462
   01/01/2008 to 12/31/2008...........    $14.39       $ 8.42        212,472
   01/01/2009 to 12/31/2009...........    $ 8.42       $12.33        425,326
   01/01/2010 to 12/31/2010...........    $12.33       $13.33        336,232

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.52       $14.91        701,854
   01/01/2006 to 12/31/2006...........    $14.91       $15.53        516,950
   01/01/2007 to 12/31/2007...........    $15.53       $18.16        440,329
   01/01/2008 to 12/31/2008...........    $18.16       $10.54        395,201
   01/01/2009 to 12/31/2009...........    $10.54       $16.22        468,843
   01/01/2010 to 12/31/2010...........    $16.22       $19.05        361,092
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.43       $16.91              0
   01/01/2006 to 12/31/2006...........    $16.91       $19.43              0
   01/01/2007 to 12/31/2007...........    $19.43       $18.06              0
   01/01/2008 to 12/31/2008...........    $18.06       $12.99         37,725
   01/01/2009 to 12/31/2009...........    $12.99       $16.14         82,090
   01/01/2010 to 12/31/2010...........    $16.14       $20.05        140,787
AST HIGH YIELD PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.31       $13.19        582,998
   01/01/2006 to 12/31/2006...........    $13.19       $14.27        694,301
   01/01/2007 to 12/31/2007...........    $14.27       $14.33        558,873
   01/01/2008 to 12/31/2008...........    $14.33       $10.45        484,068
   01/01/2009 to 12/31/2009...........    $10.45       $13.89      1,068,071
   01/01/2010 to 12/31/2010...........    $13.89       $15.45        868,078
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18            261
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.92        304,793
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 8.59        681,514
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.58        757,701
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16         11,680
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.55        790,873
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.13      1,461,388
   01/01/2010 to 12/31/2010...........    $ 9.13       $ 9.99      1,300,148
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.18       $17.34      2,117,271
   01/01/2006 to 12/31/2006...........    $17.34       $20.56      1,505,204
   01/01/2007 to 12/31/2007...........    $20.56       $23.99      1,246,698
   01/01/2008 to 12/31/2008...........    $23.99       $11.70      1,091,501
   01/01/2009 to 12/31/2009...........    $11.70       $15.51        976,313
   01/01/2010 to 12/31/2010...........    $15.51       $17.41        770,326
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.24       $16.98        151,572
   01/01/2006 to 12/31/2006...........    $16.98       $21.21        275,388
   01/01/2007 to 12/31/2007...........    $21.21       $24.49        415,333
   01/01/2008 to 12/31/2008...........    $24.49       $13.44        281,138
   01/01/2009 to 12/31/2009...........    $13.44       $17.18        292,566
   01/01/2010 to 12/31/2010...........    $17.18       $18.71        242,130

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008..........    $10.01       $10.92      1,344,244
   01/01/2009 to 12/31/2009...........    $10.92       $11.91        336,597
   01/01/2010 to 12/31/2010...........    $11.91       $12.93        179,010
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.67       $13.28         96,396
   01/01/2006 to 12/31/2006...........    $13.28       $14.46        103,991
   01/01/2007 to 12/31/2007...........    $14.46       $14.45        457,631
   01/01/2008 to 12/31/2008...........    $14.45       $11.66      2,616,044
   01/01/2009 to 12/31/2009...........    $11.66       $13.95      2,748,409
   01/01/2010 to 12/31/2010...........    $13.95       $14.67      1,894,148
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29              0
   01/01/2010 to 12/31/2010...........    $10.29       $11.22          9,654
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30              0
   01/01/2010 to 12/31/2010...........    $10.30       $11.47         10,094
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.62       $15.90        411,851
   01/01/2006 to 12/31/2006...........    $15.90       $19.14        412,527
   01/01/2007 to 12/31/2007...........    $19.14       $20.53        452,611
   01/01/2008 to 12/31/2008...........    $20.53       $11.79        450,183
   01/01/2009 to 12/31/2009...........    $11.79       $15.70        399,618
   01/01/2010 to 12/31/2010...........    $15.70       $16.49        308,762
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.16       $13.73        405,886
   01/01/2006 to 12/31/2006...........    $13.73       $15.94        464,393
   01/01/2007 to 12/31/2007...........    $15.94       $15.16        520,419
   01/01/2008 to 12/31/2008...........    $15.16       $ 8.69        546,388
   01/01/2009 to 12/31/2009...........    $ 8.69       $10.17        452,623
   01/01/2010 to 12/31/2010...........    $10.17       $11.28        440,901
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.53       $12.42      1,672,137
   01/01/2006 to 12/31/2006...........    $12.42       $13.37      1,365,237
   01/01/2007 to 12/31/2007...........    $13.37       $13.90      1,124,709
   01/01/2008 to 12/31/2008...........    $13.90       $10.45        916,727
   01/01/2009 to 12/31/2009...........    $10.45       $13.79        905,623
   01/01/2010 to 12/31/2010...........    $13.79       $15.33        647,711

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.92       $14.58       4,378,768
   01/01/2006 to 12/31/2006...........    $14.58       $15.32       3,475,065
   01/01/2007 to 12/31/2007...........    $15.32       $17.26       3,049,331
   01/01/2008 to 12/31/2008...........    $17.26       $ 9.53       2,645,237
   01/01/2009 to 12/31/2009...........    $ 9.53       $12.12       2,318,468
   01/01/2010 to 12/31/2010...........    $12.12       $14.22       1,843,523
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.26       $15.04         185,240
   01/01/2006 to 12/31/2006...........    $15.04       $18.32         190,286
   01/01/2007 to 12/31/2007...........    $18.32       $19.64         145,391
   01/01/2008 to 12/31/2008...........    $19.64       $12.70         144,404
   01/01/2009 to 12/31/2009...........    $12.70       $16.37         163,957
   01/01/2010 to 12/31/2010...........    $16.37       $17.98         135,711
AST MFS GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.37       $12.89         553,234
   01/01/2006 to 12/31/2006...........    $12.89       $13.85         418,858
   01/01/2007 to 12/31/2007...........    $13.85       $15.62         401,782
   01/01/2008 to 12/31/2008...........    $15.62       $ 9.75         381,401
   01/01/2009 to 12/31/2009...........    $ 9.75       $11.88         476,807
   01/01/2010 to 12/31/2010...........    $11.88       $13.13         349,620
AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.11       $15.61         156,240
   01/01/2006 to 12/31/2006...........    $15.61       $17.48         128,923
   01/01/2007 to 12/31/2007...........    $17.48       $17.60         135,453
   01/01/2008 to 12/31/2008...........    $17.60       $10.67         157,691
   01/01/2009 to 12/31/2009...........    $10.67       $14.52         148,090
   01/01/2010 to 12/31/2010...........    $14.52       $17.59         115,520
AST MONEY MARKET PORTFOLIO
   01/01/2005 to 12/31/2005...........    $ 9.73       $ 9.80       2,581,452
   01/01/2006 to 12/31/2006...........    $ 9.80       $10.04       1,916,776
   01/01/2007 to 12/31/2007...........    $10.04       $10.33       4,181,059
   01/01/2008 to 12/31/2008...........    $10.33       $10.37      11,771,343
   01/01/2009 to 12/31/2009...........    $10.37       $10.19       5,146,624
   01/01/2010 to 12/31/2010...........    $10.19       $ 9.99       2,539,883
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.04       $17.62       1,232,726
   01/01/2006 to 12/31/2006...........    $17.62       $19.12         959,021
   01/01/2007 to 12/31/2007...........    $19.12       $19.33         859,161
   01/01/2008 to 12/31/2008...........    $19.33       $10.94         649,182
   01/01/2009 to 12/31/2009...........    $10.94       $15.08         559,513
   01/01/2010 to 12/31/2010...........    $15.08       $18.24         452,422

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.84       $15.40        330,873
   01/01/2006 to 12/31/2006...........    $15.40       $17.21        308,969
   01/01/2007 to 12/31/2007...........    $17.21       $20.61        409,243
   01/01/2008 to 12/31/2008...........    $20.61       $11.47        217,294
   01/01/2009 to 12/31/2009...........    $11.47       $14.59        237,239
   01/01/2010 to 12/31/2010...........    $14.59       $18.40        222,681
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.07       $14.82         76,370
   01/01/2006 to 12/31/2006...........    $14.82       $15.65         81,269
   01/01/2007 to 12/31/2007...........    $15.65       $18.20        105,233
   01/01/2008 to 12/31/2008...........    $18.20       $10.25         51,866
   01/01/2009 to 12/31/2009...........    $10.25       $12.31         56,130
   01/01/2010 to 12/31/2010...........    $12.31       $14.51         50,066
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.56        164,951
   01/01/2009 to 12/31/2009...........    $ 5.56       $ 9.08        483,497
   01/01/2010 to 12/31/2010...........    $ 9.08       $10.88        414,743
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.21       $10.17      4,545,782
   01/01/2006 to 12/31/2006...........    $10.17       $10.35      3,593,391
   01/01/2007 to 12/31/2007...........    $10.35       $10.83      3,257,914
   01/01/2008 to 12/31/2008...........    $10.83       $10.73      3,023,480
   01/01/2009 to 12/31/2009...........    $10.73       $11.59      3,232,705
   01/01/2010 to 12/31/2010...........    $11.59       $11.80      2,405,356
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.79       $10.84      2,236,621
   01/01/2006 to 12/31/2006...........    $10.84       $11.02      2,081,850
   01/01/2007 to 12/31/2007...........    $11.02       $11.70      2,256,466
   01/01/2008 to 12/31/2008...........    $11.70       $11.21      2,546,124
   01/01/2009 to 12/31/2009...........    $11.21       $12.80      3,707,147
   01/01/2010 to 12/31/2010...........    $12.80       $13.51      3,188,128
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03          5,527
   01/01/2006 to 12/31/2006...........    $10.03       $10.62        632,804
   01/01/2007 to 12/31/2007...........    $10.62       $11.31      1,601,195
   01/01/2008 to 12/31/2008...........    $11.31       $ 8.92      5,838,176
   01/01/2009 to 12/31/2009...........    $ 8.92       $10.50      7,871,784
   01/01/2010 to 12/31/2010...........    $10.50       $11.38      6,131,743
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.19       $13.38        463,128
   01/01/2006 to 12/31/2006...........    $13.38       $14.77        411,412
   01/01/2007 to 12/31/2007...........    $14.77       $14.78        293,752
   01/01/2008 to 12/31/2008...........    $14.78       $ 8.87        222,347
   01/01/2009 to 12/31/2009...........    $ 8.87       $10.59        236,160
   01/01/2010 to 12/31/2010...........    $10.59       $11.94        194,939

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.40       $12.71        219,955
   01/01/2006 to 12/31/2006...........    $12.71       $13.66        187,318
   01/01/2007 to 12/31/2007...........    $13.66       $14.58        170,010
   01/01/2008 to 12/31/2008...........    $14.58       $ 9.98        451,062
   01/01/2009 to 12/31/2009...........    $ 9.98       $12.46        950,616
   01/01/2010 to 12/31/2010...........    $12.46       $13.65      1,052,972
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.30       $12.23        105,281
   01/01/2006 to 12/31/2006...........    $12.23       $13.50        116,763
   01/01/2007 to 12/31/2007...........    $13.50       $14.18        168,599
   01/01/2008 to 12/31/2008...........    $14.18       $ 9.03        254,074
   01/01/2009 to 12/31/2009...........    $ 9.03       $11.85        247,591
   01/01/2010 to 12/31/2010...........    $11.85       $15.84        277,723
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $15.31       $16.00      1,367,353
   01/01/2006 to 12/31/2006...........    $16.00       $18.82      1,007,185
   01/01/2007 to 12/31/2007...........    $18.82       $17.41        986,053
   01/01/2008 to 12/31/2008...........    $17.41       $11.99        987,703
   01/01/2009 to 12/31/2009...........    $11.99       $14.92        848,941
   01/01/2010 to 12/31/2010...........    $14.92       $18.43        606,356
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2005 to 12/31/2005...........    $13.19       $13.53        401,044
   01/01/2006 to 12/31/2006...........    $13.53       $14.92        549,051
   01/01/2007 to 12/31/2007...........    $14.92       $15.54      1,003,846
   01/01/2008 to 12/31/2008...........    $15.54       $11.28      1,693,347
   01/01/2009 to 12/31/2009...........    $11.28       $13.72      1,904,973
   01/01/2010 to 12/31/2010...........    $13.72       $15.00      1,851,248
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.14       $11.37      1,035,774
   01/01/2006 to 12/31/2006...........    $11.37       $11.84        798,214
   01/01/2007 to 12/31/2007...........    $11.84       $12.72        851,066
   01/01/2008 to 12/31/2008...........    $12.72       $12.16        694,965
   01/01/2009 to 12/31/2009...........    $12.16       $13.36        671,737
   01/01/2010 to 12/31/2010...........    $13.36       $13.85        570,160
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.73       $13.39        179,577
   01/01/2006 to 12/31/2006...........    $13.39       $13.86        424,274
   01/01/2007 to 12/31/2007...........    $13.86       $14.70        670,101
   01/01/2008 to 12/31/2008...........    $14.70       $ 8.56        829,518
   01/01/2009 to 12/31/2009...........    $ 8.56       $12.87        803,341
   01/01/2010 to 12/31/2010...........    $12.87       $14.61        682,794

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2005 to 12/31/2005...........    $17.56       $22.61       291,123
   01/01/2006 to 12/31/2006...........    $22.61       $25.68       307,012
   01/01/2007 to 12/31/2007...........    $25.68       $35.36       389,732
   01/01/2008 to 12/31/2008...........    $35.36       $17.33       300,040
   01/01/2009 to 12/31/2009...........    $17.33       $25.36       436,858
   01/01/2010 to 12/31/2010...........    $25.36       $29.94       397,202
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $14.33       $15.36       278,563
   01/01/2006 to 12/31/2006...........    $15.36       $18.32       539,030
   01/01/2007 to 12/31/2007...........    $18.32       $18.16       417,115
   01/01/2008 to 12/31/2008...........    $18.16       $11.16       374,851
   01/01/2009 to 12/31/2009...........    $11.16       $12.93       346,113
   01/01/2010 to 12/31/2010...........    $12.93       $14.25       297,287
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98       207,560
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 9.27       788,143
   01/01/2009 to 12/31/2009...........    $ 9.27       $10.14       753,947
   01/01/2010 to 12/31/2010...........    $10.14       $10.71       651,819
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.41       120,154
   01/01/2006 to 12/31/2006...........    $11.41       $12.42        49,463
   01/01/2007 to 12/31/2007...........    $12.42       $13.51        80,806
   01/01/2008 to 12/31/2008...........    $13.51       $ 7.79        35,683
   01/01/2009 to 12/31/2009...........    $ 7.79       $10.68        87,916
   01/01/2010 to 07/16/2010...........    $10.68       $10.43             0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2005 to 12/31/2005...........    $12.21       $13.88       164,045
   01/01/2006 to 12/31/2006...........    $13.88       $16.75       160,932
   01/01/2007 to 12/31/2007...........    $16.75       $18.88       219,534
   01/01/2008 to 12/31/2008...........    $18.88       $10.82       146,290
   01/01/2009 to 12/31/2009...........    $10.82       $12.30       139,726
   01/01/2010 to 07/16/2010...........    $12.30       $11.66             0
EVERGREEN VA OMEGA FUND
   01/01/2005 to 12/31/2005...........    $13.86       $14.10        31,596
   01/01/2006 to 12/31/2006...........    $14.10       $14.65        15,185
   01/01/2007 to 12/31/2007...........    $14.65       $16.08        15,093
   01/01/2008 to 12/31/2008...........    $16.08       $11.47        26,469
   01/01/2009 to 12/31/2009...........    $11.47       $16.18        38,725
   01/01/2010 to 07/16/2010...........    $16.18       $15.09             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA SPECIAL EQUITY FUND
   01/01/2005 to 04/15/2005...........    $15.22       $13.54              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.10         92,210
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 7.69        197,134
   01/01/2010 to 12/31/2010...........    $ 7.69       $ 8.97        125,709
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.63        933,984
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 8.45      1,565,724
   01/01/2010 to 12/31/2010...........    $ 8.45       $ 9.13      1,506,231
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.82       $12.76        179,027
   01/01/2006 to 12/31/2006...........    $12.76       $17.32        390,251
   01/01/2007 to 12/31/2007...........    $17.32       $19.23        383,026
   01/01/2008 to 12/31/2008...........    $19.23       $10.78        201,811
   01/01/2009 to 12/31/2009...........    $10.78       $14.91        199,013
   01/01/2010 to 12/31/2010...........    $14.91       $16.03        136,481
INVESCO V.I. DYNAMICS FUND
FORMERLY, AIM V.I. DYNAMICS FUND
   01/01/2005 to 12/31/2005...........    $14.56       $15.80         54,814
   01/01/2006 to 12/31/2006...........    $15.80       $17.98         59,124
   01/01/2007 to 12/31/2007...........    $17.98       $19.76         54,429
   01/01/2008 to 12/31/2008...........    $19.76       $10.05         37,387
   01/01/2009 to 12/31/2009...........    $10.05       $14.04         37,634
   01/01/2010 to 12/31/2010...........    $14.04       $17.03         38,338
INVESCO V.I. FINANCIAL SERVICES FUND
FORMERLY, AIM V.I. FINANCIAL SERVICES FUND
   01/01/2005 to 12/31/2005...........    $13.42       $13.92        170,808
   01/01/2006 to 12/31/2006...........    $13.92       $15.89         91,327
   01/01/2007 to 12/31/2007...........    $15.89       $12.11         50,770
   01/01/2008 to 12/31/2008...........    $12.11       $ 4.81         50,279
   01/01/2009 to 12/31/2009...........    $ 4.81       $ 6.01        113,041
   01/01/2010 to 12/31/2010...........    $ 6.01       $ 6.50        235,630
INVESCO V.I. GLOBAL HEALTH CARE FUND
FORMERLY, AIM V.I. GLOBAL HEALTH CARE
   01/01/2005 to 12/31/2005...........    $12.56       $13.31        122,355
   01/01/2006 to 12/31/2006...........    $13.31       $13.73        130,283
   01/01/2007 to 12/31/2007...........    $13.73       $15.05        108,427
   01/01/2008 to 12/31/2008...........    $15.05       $10.52        187,213
   01/01/2009 to 12/31/2009...........    $10.52       $13.17        106,387
   01/01/2010 to 12/31/2010...........    $13.17       $13.59         86,909

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. TECHNOLOGY FUND
FORMERLY, AIM V.I. TECHNOLOGY FUND
   01/01/2008 to 12/31/2008...........    $ 9.92       $ 6.21             0
   01/01/2009 to 12/31/2009...........    $ 6.21       $ 9.58             0
   01/01/2010 to 12/31/2010...........    $ 9.58       $11.38             0
NASDAQ TARGET 15 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 5.96             0
   01/01/2009 to 12/31/2009...........    $ 5.96       $ 6.83             0
   01/01/2010 to 12/31/2010...........    $ 6.83       $ 8.72             0
NVIT DEVELOPING MARKETS FUND
FORMERLY, GARTMORE NVIT DEVELOPING MARKETS FUND
   01/01/2005 to 12/31/2005...........    $18.25       $23.52       224,533
   01/01/2006 to 12/31/2006...........    $23.52       $31.02       274,947
   01/01/2007 to 12/31/2007...........    $31.02       $43.62       484,276
   01/01/2008 to 12/31/2008...........    $43.62       $18.01       186,988
   01/01/2009 to 12/31/2009...........    $18.01       $28.64       356,343
   01/01/2010 to 12/31/2010...........    $28.64       $32.60       205,732
PROFUND VP ASIA 30
   01/01/2005 to 12/31/2005...........    $15.54       $18.20        98,832
   01/01/2006 to 12/31/2006...........    $18.20       $24.84       227,691
   01/01/2007 to 12/31/2007...........    $24.84       $35.97       247,412
   01/01/2008 to 12/31/2008...........    $35.97       $17.33        77,238
   01/01/2009 to 12/31/2009...........    $17.33       $26.19       127,715
   01/01/2010 to 12/31/2010...........    $26.19       $29.24        92,346
PROFUND VP BANKS
   01/01/2005 to 12/31/2005...........    $14.07       $13.77         7,375
   01/01/2006 to 12/31/2006...........    $13.77       $15.58        11,704
   01/01/2007 to 12/31/2007...........    $15.58       $11.10         8,235
   01/01/2008 to 12/31/2008...........    $11.10       $ 5.77       117,037
   01/01/2009 to 12/31/2009...........    $ 5.77       $ 5.42        35,987
   01/01/2010 to 12/31/2010...........    $ 5.42       $ 5.75        23,240
PROFUND VP BASIC MATERIALS
   01/01/2005 to 12/31/2005...........    $14.40       $14.46        45,735
   01/01/2006 to 12/31/2006...........    $14.46       $16.36        43,606
   01/01/2007 to 12/31/2007...........    $16.36       $20.96        85,213
   01/01/2008 to 12/31/2008...........    $20.96       $ 9.98        63,959
   01/01/2009 to 12/31/2009...........    $ 9.98       $15.87       112,777
   01/01/2010 to 12/31/2010...........    $15.87       $20.18       160,387
PROFUND VP BEAR
   01/01/2005 to 12/31/2005...........    $ 6.58       $ 6.36       481,335
   01/01/2006 to 12/31/2006...........    $ 6.36       $ 5.77       113,831
   01/01/2007 to 12/31/2007...........    $ 5.77       $ 5.68       186,155
   01/01/2008 to 12/31/2008...........    $ 5.68       $ 7.80       301,175
   01/01/2009 to 12/31/2009...........    $ 7.80       $ 5.51       363,401
   01/01/2010 to 12/31/2010...........    $ 5.51       $ 4.44       153,769

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BULL
   01/01/2005 to 12/31/2005...........    $12.79       $12.88       482,071
   01/01/2006 to 12/31/2006...........    $12.88       $14.35       338,211
   01/01/2007 to 12/31/2007...........    $14.35       $14.56       203,530
   01/01/2008 to 12/31/2008...........    $14.56       $ 8.89       363,733
   01/01/2009 to 12/31/2009...........    $ 8.89       $10.84       273,451
   01/01/2010 to 12/31/2010...........    $10.84       $11.96       323,429
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.31       $12.02         9,786
   01/01/2006 to 12/31/2006...........    $12.02       $13.26        26,778
   01/01/2007 to 12/31/2007...........    $13.26       $13.98       131,891
   01/01/2008 to 12/31/2008...........    $13.98       $10.04        22,103
   01/01/2009 to 12/31/2009...........    $10.04       $11.97        17,709
   01/01/2010 to 12/31/2010...........    $11.97       $13.76        43,586
PROFUND VP CONSUMER SERVICES
   01/01/2005 to 12/31/2005...........    $12.28       $11.47         8,192
   01/01/2006 to 12/31/2006...........    $11.47       $12.59        12,510
   01/01/2007 to 12/31/2007...........    $12.59       $11.32        10,149
   01/01/2008 to 12/31/2008...........    $11.32       $ 7.61         9,553
   01/01/2009 to 12/31/2009...........    $ 7.61       $ 9.76        14,506
   01/01/2010 to 12/31/2010...........    $ 9.76       $11.61       120,159
PROFUND VP EUROPE 30
   01/01/2005 to 12/31/2005...........    $14.77       $15.65       374,171
   01/01/2006 to 12/31/2006...........    $15.65       $18.02       508,415
   01/01/2007 to 12/31/2007...........    $18.02       $20.23       151,796
   01/01/2008 to 12/31/2008...........    $20.23       $11.10        48,150
   01/01/2009 to 12/31/2009...........    $11.10       $14.39       230,637
   01/01/2010 to 12/31/2010...........    $14.39       $14.48       236,627
PROFUND VP FINANCIALS
   01/01/2005 to 12/31/2005...........    $13.45       $13.71        36,201
   01/01/2006 to 12/31/2006...........    $13.71       $15.76        57,563
   01/01/2007 to 12/31/2007...........    $15.76       $12.49        47,802
   01/01/2008 to 12/31/2008...........    $12.49       $ 6.06        83,367
   01/01/2009 to 12/31/2009...........    $ 6.06       $ 6.82       139,451
   01/01/2010 to 12/31/2010...........    $ 6.82       $ 7.42       179,107
PROFUND VP HEALTH CARE
   01/01/2005 to 12/31/2005...........    $11.07       $11.50        64,175
   01/01/2006 to 12/31/2006...........    $11.50       $11.87        65,217
   01/01/2007 to 12/31/2007...........    $11.87       $12.39       165,073
   01/01/2008 to 12/31/2008...........    $12.39       $ 9.20        69,403
   01/01/2009 to 12/31/2009...........    $ 9.20       $10.77       111,461
   01/01/2010 to 12/31/2010...........    $10.77       $10.86        91,929

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   01/01/2005 to 12/31/2005...........    $14.24       $14.30         6,749
   01/01/2006 to 12/31/2006...........    $14.30       $15.65         2,765
   01/01/2007 to 12/31/2007...........    $15.65       $17.13        48,821
   01/01/2008 to 12/31/2008...........    $17.13       $ 9.99        70,451
   01/01/2009 to 12/31/2009...........    $ 9.99       $12.15       155,971
   01/01/2010 to 12/31/2010...........    $12.15       $14.73       125,562
PROFUND VP JAPAN
   01/01/2005 to 12/31/2005...........    $13.38       $18.59       107,391
   01/01/2006 to 12/31/2006...........    $18.59       $20.19        63,570
   01/01/2007 to 12/31/2007...........    $20.19       $17.80        23,531
   01/01/2008 to 12/31/2008...........    $17.80       $10.32        23,071
   01/01/2009 to 12/31/2009...........    $10.32       $11.16        54,065
   01/01/2010 to 12/31/2010...........    $11.16       $10.22        67,234
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.37       $10.26        82,641
   01/01/2006 to 12/31/2006...........    $10.26       $10.96       451,172
   01/01/2007 to 12/31/2007...........    $10.96       $11.49       181,009
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.26       151,967
   01/01/2009 to 12/31/2009...........    $ 7.26       $ 9.23       268,256
   01/01/2010 to 12/31/2010...........    $ 9.23       $10.24       208,930
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.36       $10.46        48,990
   01/01/2006 to 12/31/2006...........    $10.46       $12.17       382,210
   01/01/2007 to 12/31/2007...........    $12.17       $11.94       126,309
   01/01/2008 to 12/31/2008...........    $11.94       $ 6.97       168,643
   01/01/2009 to 12/31/2009...........    $ 6.97       $ 8.16       117,790
   01/01/2010 to 12/31/2010...........    $ 8.16       $ 9.03        73,359
PROFUND VP MID-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $13.39       $14.60       396,894
   01/01/2006 to 12/31/2006...........    $14.60       $14.88       271,685
   01/01/2007 to 12/31/2007...........    $14.88       $16.29        86,246
   01/01/2008 to 12/31/2008...........    $16.29       $ 9.77        71,315
   01/01/2009 to 12/31/2009...........    $ 9.77       $13.24       140,661
   01/01/2010 to 12/31/2010...........    $13.24       $16.67       179,903
PROFUND VP MID-CAP VALUE
   01/01/2005 to 12/31/2005...........    $15.21       $16.23       101,181
   01/01/2006 to 12/31/2006...........    $16.23       $17.86        98,979
   01/01/2007 to 12/31/2007...........    $17.86       $17.67        72,375
   01/01/2008 to 12/31/2008...........    $17.67       $11.03        55,909
   01/01/2009 to 12/31/2009...........    $11.03       $14.15        40,269
   01/01/2010 to 12/31/2010...........    $14.15       $16.70        56,607

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP NASDAQ-100
   01/01/2005 to 12/31/2005...........    $14.31       $14.05       151,639
   01/01/2006 to 12/31/2006...........    $14.05       $14.53        85,525
   01/01/2007 to 12/31/2007...........    $14.53       $16.74       200,264
   01/01/2008 to 12/31/2008...........    $16.74       $ 9.44        61,008
   01/01/2009 to 12/31/2009...........    $ 9.44       $14.06        62,232
   01/01/2010 to 12/31/2010...........    $14.06       $16.29        46,817
PROFUND VP OIL & GAS
   01/01/2005 to 12/31/2005...........    $15.37       $19.77       137,221
   01/01/2006 to 12/31/2006...........    $19.77       $23.38       112,400
   01/01/2007 to 12/31/2007...........    $23.38       $30.35       124,434
   01/01/2008 to 12/31/2008...........    $30.35       $18.75        98,316
   01/01/2009 to 12/31/2009...........    $18.75       $21.22       166,584
   01/01/2010 to 12/31/2010...........    $21.22       $24.49       127,926
PROFUND VP PHARMACEUTICALS
   01/01/2005 to 12/31/2005...........    $ 8.86       $ 8.35        14,623
   01/01/2006 to 12/31/2006...........    $ 8.35       $ 9.18       131,883
   01/01/2007 to 12/31/2007...........    $ 9.18       $ 9.21        43,535
   01/01/2008 to 12/31/2008...........    $ 9.21       $ 7.26        77,480
   01/01/2009 to 12/31/2009...........    $ 7.26       $ 8.32        76,573
   01/01/2010 to 12/31/2010...........    $ 8.32       $ 8.19        31,433
PROFUND VP PRECIOUS METALS
   01/01/2005 to 12/31/2005...........    $13.61       $16.85       129,262
   01/01/2006 to 12/31/2006...........    $16.85       $17.73       260,007
   01/01/2007 to 12/31/2007...........    $17.73       $21.27       337,030
   01/01/2008 to 12/31/2008...........    $21.27       $14.43       213,223
   01/01/2009 to 12/31/2009...........    $14.43       $19.14       162,633
   01/01/2010 to 12/31/2010...........    $19.14       $24.94       128,642
PROFUND VP REAL ESTATE
   01/01/2005 to 12/31/2005...........    $16.60       $17.36        41,820
   01/01/2006 to 12/31/2006...........    $17.36       $22.55       109,436
   01/01/2007 to 12/31/2007...........    $22.55       $17.76        46,436
   01/01/2008 to 12/31/2008...........    $17.76       $10.22        54,131
   01/01/2009 to 12/31/2009...........    $10.22       $12.81        62,044
   01/01/2010 to 12/31/2010...........    $12.81       $15.66        49,229
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2005 to 12/31/2005...........    $ 7.95       $ 7.18       354,906
   01/01/2006 to 12/31/2006...........    $ 7.18       $ 7.75       471,789
   01/01/2007 to 12/31/2007...........    $ 7.75       $ 7.20       160,197
   01/01/2008 to 12/31/2008...........    $ 7.20       $ 4.38       172,958
   01/01/2009 to 12/31/2009...........    $ 4.38       $ 5.67       286,601
   01/01/2010 to 12/31/2010...........    $ 5.67       $ 4.67       480,663

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT NASDAQ-100
   01/01/2005 to 12/31/2005...........    $ 5.58       $ 5.52       144,312
   01/01/2006 to 12/31/2006...........    $ 5.52       $ 5.33       198,868
   01/01/2007 to 12/31/2007...........    $ 5.33       $ 4.62        64,998
   01/01/2008 to 12/31/2008...........    $ 4.62       $ 6.71        12,342
   01/01/2009 to 12/31/2009...........    $ 6.71       $ 3.90        72,786
   01/01/2010 to 12/31/2010...........    $ 3.90       $ 3.01        28,594
PROFUND VP SMALL-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $15.31       $16.13       456,505
   01/01/2006 to 12/31/2006...........    $16.13       $17.18       462,614
   01/01/2007 to 12/31/2007...........    $17.18       $17.52        63,774
   01/01/2008 to 12/31/2008...........    $17.52       $11.32        84,050
   01/01/2009 to 12/31/2009...........    $11.32       $14.00       169,514
   01/01/2010 to 12/31/2010...........    $14.00       $17.25       184,353
PROFUND VP SMALL-CAP VALUE
   01/01/2005 to 12/31/2005...........    $15.76       $16.07        79,114
   01/01/2006 to 12/31/2006...........    $16.07       $18.49       107,760
   01/01/2007 to 12/31/2007...........    $18.49       $16.81        41,638
   01/01/2008 to 12/31/2008...........    $16.81       $11.42        69,617
   01/01/2009 to 12/31/2009...........    $11.42       $13.47        29,196
   01/01/2010 to 12/31/2010...........    $13.47       $16.12       119,962
PROFUND VP TELECOMMUNICATIONS
   01/01/2005 to 12/31/2005...........    $11.40       $10.43        11,185
   01/01/2006 to 12/31/2006...........    $10.43       $13.73        76,146
   01/01/2007 to 12/31/2007...........    $13.73       $14.58        86,034
   01/01/2008 to 12/31/2008...........    $14.58       $ 9.37        44,731
   01/01/2009 to 12/31/2009...........    $ 9.37       $ 9.86       166,567
   01/01/2010 to 12/31/2010...........    $ 9.86       $11.18       109,202
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2005 to 12/31/2005...........    $10.32       $11.03       250,768
   01/01/2006 to 12/31/2006...........    $11.03       $10.31        50,931
   01/01/2007 to 12/31/2007...........    $10.31       $11.13       348,555
   01/01/2008 to 12/31/2008...........    $11.13       $16.33       243,233
   01/01/2009 to 12/31/2009...........    $16.33       $10.78       108,507
   01/01/2010 to 12/31/2010...........    $10.78       $11.64       104,863
PROFUND VP ULTRAMID-CAP
   01/01/2005 to 12/31/2005...........    $20.57       $23.77       132,000
   01/01/2006 to 12/31/2006...........    $23.77       $25.78       158,772
   01/01/2007 to 12/31/2007...........    $25.78       $26.76       114,155
   01/01/2008 to 12/31/2008...........    $26.76       $ 8.53        74,677
   01/01/2009 to 12/31/2009...........    $ 8.53       $13.86        98,445
   01/01/2010 to 12/31/2010...........    $13.86       $20.33        99,260

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP UTILITIES
   01/01/2005 to 12/31/2005...........    $14.97       $16.59        65,916
   01/01/2006 to 12/31/2006...........    $16.59       $19.38       160,549
   01/01/2007 to 12/31/2007...........    $19.38       $22.00       259,803
   01/01/2008 to 12/31/2008...........    $22.00       $14.94        72,065
   01/01/2009 to 12/31/2009...........    $14.94       $16.21        57,422
   01/01/2010 to 12/31/2010...........    $16.21       $16.83        77,564
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.53       $12.01        84,098
   01/01/2006 to 12/31/2006...........    $12.01       $14.24       116,491
   01/01/2007 to 12/31/2007...........    $14.24       $16.69       188,920
   01/01/2008 to 12/31/2008...........    $16.69       $ 8.13        25,080
   01/01/2009 to 12/31/2009...........    $ 8.13       $10.92        55,453
   01/01/2010 to 12/31/2010...........    $10.92       $12.20        36,522
RYDEX VT INVERSE S&P 500 STRATEGY
   01/01/2005 to 12/31/2005...........    $ 6.67       $ 6.49             0
   01/01/2006 to 12/31/2006...........    $ 6.49       $ 5.88             0
   01/01/2007 to 12/31/2007...........    $ 5.88       $ 5.81             0
   01/01/2008 to 12/31/2008...........    $ 5.81       $ 7.93             0
   01/01/2009 to 12/31/2009...........    $ 7.93       $ 5.63             0
   01/01/2010 to 12/31/2010...........    $ 5.63       $ 4.58             0
RYDEX VT NASDAQ-100
   01/01/2005 to 12/31/2005...........    $14.29       $14.16             0
   01/01/2006 to 12/31/2006...........    $14.16       $14.68             0
   01/01/2007 to 12/31/2007...........    $14.68       $16.94             0
   01/01/2008 to 12/31/2008...........    $16.94       $ 9.65             0
   01/01/2009 to 12/31/2009...........    $ 9.65       $14.37             0
   01/01/2010 to 12/31/2010...........    $14.37       $16.68             0
RYDEX VT NOVA
   01/01/2005 to 12/31/2005...........    $14.69       $14.97             0
   01/01/2006 to 12/31/2006...........    $14.97       $17.50             0
   01/01/2007 to 12/31/2007...........    $17.50       $17.34             0
   01/01/2008 to 12/31/2008...........    $17.34       $ 7.73             0
   01/01/2009 to 12/31/2009...........    $ 7.73       $10.27             0
   01/01/2010 to 12/31/2010...........    $10.27       $12.08             0
S&P TARGET 24 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.72       $10.94       100,937
   01/01/2006 to 12/31/2006...........    $10.94       $11.04        93,918
   01/01/2007 to 12/31/2007...........    $11.04       $11.27        68,322
   01/01/2008 to 12/31/2008...........    $11.27       $ 7.96       177,004
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 8.87        76,282
   01/01/2010 to 12/31/2010...........    $ 8.87       $10.37        88,592

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
TARGET MANAGED VIP PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.30       $11.87      2,270,636
   01/01/2006 to 12/31/2006...........    $11.87       $12.98      1,547,684
   01/01/2007 to 12/31/2007...........    $12.98       $13.92        908,064
   01/01/2008 to 12/31/2008...........    $13.92       $ 7.53        576,002
   01/01/2009 to 12/31/2009...........    $ 7.53       $ 8.34        419,819
   01/01/2010 to 12/31/2010...........    $ 8.34       $ 9.73        318,435
THE DOW DART 10 PORTFOLIO
   01/01/2005 to 12/31/2005...........    $10.46       $ 9.92        133,119
   01/01/2006 to 12/31/2006...........    $ 9.92       $12.20        182,794
   01/01/2007 to 12/31/2007...........    $12.20       $12.04        183,748
   01/01/2008 to 12/31/2008...........    $12.04       $ 8.43        151,198
   01/01/2009 to 12/31/2009...........    $ 8.43       $ 9.42         70,732
   01/01/2010 to 12/31/2010...........    $ 9.42       $10.78         83,495
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.74      1,008,759
   01/01/2006 to 12/31/2006...........    $ 9.74       $11.27        602,702
   01/01/2007 to 12/31/2007...........    $11.27       $11.17        380,133
   01/01/2008 to 12/31/2008...........    $11.17       $ 6.51        179,985
   01/01/2009 to 12/31/2009...........    $ 6.51       $ 7.28        225,265
   01/01/2010 to 12/31/2010...........    $ 7.28       $ 8.31        158,708
VALUE LINE TARGET 25 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.90       $ 4.54              0
   01/01/2009 to 12/31/2009...........    $ 4.54       $ 4.77              0
   01/01/2010 to 12/31/2010...........    $ 4.77       $ 6.09              0
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE
   01/01/2005 to 12/31/2005...........    $13.37       $13.51            930
   01/01/2006 to 12/31/2006...........    $13.51       $16.17            929
   01/01/2007 to 12/31/2007...........    $16.17       $15.66            928
   01/01/2008 to 12/31/2008...........    $15.66       $ 9.97            927
   01/01/2009 to 12/31/2009...........    $ 9.97       $12.60            926
   01/01/2010 to 07/16/2010...........    $12.60       $12.06              0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2005 to 12/31/2005...........    $13.33       $13.77         39,457
   01/01/2006 to 12/31/2006...........    $13.77       $16.00         77,725
   01/01/2007 to 12/31/2007...........    $16.00       $16.11         40,360
   01/01/2008 to 12/31/2008...........    $16.11       $10.03         40,019
   01/01/2009 to 12/31/2009...........    $10.03       $11.49         43,668
   01/01/2010 to 07/16/2010...........    $11.49       $11.02              0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.68       $14.09        111,815
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.02       $12.82         40,384

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $15.09       $19.00        20,242
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.23        60,263



* Denotes the start date of these sub-accounts

                             ADVISORS CHOICE 2000

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   03/19/2007* to 12/31/2007..........    $11.70       $11.98        18,903
   01/01/2008 to 12/31/2008...........    $11.98       $11.31         2,910
   01/01/2009 to 12/31/2009...........    $11.31       $13.10         3,789
   01/01/2010 to 12/31/2010...........    $13.10       $15.09         5,807
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.08       $11.99       411,706
   01/01/2008 to 12/31/2008...........    $11.99       $ 8.09       371,911
   01/01/2009 to 12/31/2009...........    $ 8.09       $ 9.96       250,364
   01/01/2010 to 12/31/2010...........    $ 9.96       $11.04       243,717
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.80       $11.62       226,629
   01/01/2008 to 12/31/2008...........    $11.62       $ 8.07       252,802
   01/01/2009 to 12/31/2009...........    $ 8.07       $10.09       239,014
   01/01/2010 to 12/31/2010...........    $10.09       $11.35       184,259
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.38       $12.42        62,773
   01/01/2008 to 12/31/2008...........    $12.42       $ 7.09       126,503
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 9.02        66,395
   01/01/2010 to 12/31/2010...........    $ 9.02       $10.24        85,069
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.28       $14.85       396,679
   01/01/2008 to 12/31/2008...........    $14.85       $ 8.54       201,923
   01/01/2009 to 12/31/2009...........    $ 8.54       $10.47       124,152
   01/01/2010 to 12/31/2010...........    $10.47       $11.74       109,186
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........    $28.49       $29.91       507,472
   01/01/2008 to 12/31/2008...........    $29.91       $17.56       379,447
   01/01/2009 to 12/31/2009...........    $17.56       $20.72       266,028
   01/01/2010 to 12/31/2010...........    $20.72       $23.16       214,419

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $17.44       $17.54       228,111
   01/01/2008 to 12/31/2008...........    $17.54       $11.33       154,997
   01/01/2009 to 12/31/2009...........    $11.33       $13.21       198,496
   01/01/2010 to 12/31/2010...........    $13.21       $14.89       169,315
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.00       $11.86       133,094
   01/01/2008 to 12/31/2008...........    $11.86       $ 8.37       237,851
   01/01/2009 to 12/31/2009...........    $ 8.37       $10.22       257,542
   01/01/2010 to 12/31/2010...........    $10.22       $11.36       323,653
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.38       161,639
   01/01/2009 to 12/31/2009...........    $11.38       $11.23       140,596
   01/01/2010 to 12/31/2010...........    $11.23       $12.16        82,764
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.45           981
   01/01/2010 to 12/31/2010...........    $ 9.45       $10.35         1,607
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.85             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $12.13        11,683
   01/01/2009 to 12/31/2009...........    $12.13       $11.28         9,475
   01/01/2010 to 12/31/2010...........    $11.28       $12.41             0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.20         9,569
   01/01/2009 to 12/31/2009...........    $12.20       $11.14             0
   01/01/2010 to 12/31/2010...........    $11.14       $12.29         4,945
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.86             0
   01/01/2010 to 12/31/2010...........    $ 8.86       $ 9.81         1,268
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $11.10         2,981
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.22       $12.24       420,583
   01/01/2008 to 12/31/2008...........    $12.24       $ 7.88       495,503
   01/01/2009 to 12/31/2009...........    $ 7.88       $ 9.78       462,021
   01/01/2010 to 12/31/2010...........    $ 9.78       $10.98       364,312

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.52             0
   01/01/2008 to 12/31/2008...........    $11.52       $ 7.39         7,390
   01/01/2009 to 12/31/2009...........    $ 7.39       $ 9.28        19,879
   01/01/2010 to 12/31/2010...........    $ 9.28       $10.50        19,915
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.05         3,529
   01/01/2008 to 12/31/2008...........    $10.05       $ 7.21        13,812
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.80        41,533
   01/01/2010 to 12/31/2010...........    $ 8.80       $ 9.75        52,644
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $31.90       $24.67       155,081
   01/01/2008 to 12/31/2008...........    $24.67       $15.86       111,995
   01/01/2009 to 12/31/2009...........    $15.86       $20.71        96,981
   01/01/2010 to 12/31/2010...........    $20.71       $26.39        88,762
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.51       $12.80        75,539
   01/01/2008 to 07/18/2008...........    $12.80       $11.77             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $12.62       $13.64       189,572
   01/01/2008 to 12/31/2008...........    $13.64       $ 7.55       125,578
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.92        89,622
   01/01/2010 to 12/31/2010...........    $ 9.92       $13.01        81,914
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.01             0
   01/01/2008 to 12/31/2008...........    $10.01       $ 7.21            70
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.66             0
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 9.71         3,036
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.69       $11.43       343,893
   01/01/2008 to 12/31/2008...........    $11.43       $ 7.41       176,530
   01/01/2009 to 12/31/2009...........    $ 7.41       $ 9.09       152,714
   01/01/2010 to 12/31/2010...........    $ 9.09       $10.29       126,118
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.49       $11.62       104,706
   01/01/2008 to 12/31/2008...........    $11.62       $ 6.82       145,715
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 8.51       130,430
   01/01/2010 to 12/31/2010...........    $ 8.51       $10.02       119,611

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.50             0
   01/01/2009 to 11/13/2009...........    $ 7.50       $ 8.43             0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.13           192
   01/01/2009 to 12/31/2009...........    $ 6.13       $ 8.20         3,269
   01/01/2010 to 12/31/2010...........    $ 8.20       $ 9.76         8,104
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $23.34       $26.68       406,767
   01/01/2008 to 12/31/2008...........    $26.68       $15.77       306,283
   01/01/2009 to 12/31/2009...........    $15.77       $23.33       257,290
   01/01/2010 to 12/31/2010...........    $23.33       $25.47       222,209
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $ 4.77       $ 5.43       362,040
   01/01/2008 to 12/31/2008...........    $ 5.43       $ 3.18       295,139
   01/01/2009 to 12/31/2009...........    $ 3.18       $ 4.95       301,894
   01/01/2010 to 12/31/2010...........    $ 4.95       $ 5.87       288,663
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........    $18.35       $18.28       274,834
   01/01/2008 to 12/31/2008...........    $18.28       $13.48       191,706
   01/01/2009 to 12/31/2009...........    $13.48       $18.09       206,875
   01/01/2010 to 12/31/2010...........    $18.09       $20.32       182,892
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.20             0
   01/01/2008 to 12/31/2008...........    $10.20       $ 7.00        10,506
   01/01/2009 to 12/31/2009...........    $ 7.00       $ 8.77        51,936
   01/01/2010 to 12/31/2010...........    $ 8.77       $ 9.89        69,518
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18             0
   01/01/2008 to 12/31/2008...........    $10.18       $ 7.64        29,480
   01/01/2009 to 12/31/2009...........    $ 7.64       $ 9.33        30,718
   01/01/2010 to 12/31/2010...........    $ 9.33       $10.31        47,765
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $22.26       $26.40       715,857
   01/01/2008 to 12/31/2008...........    $26.40       $13.01       552,699
   01/01/2009 to 12/31/2009...........    $13.01       $17.42       377,357
   01/01/2010 to 12/31/2010...........    $17.42       $19.75       307,090
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $20.79       $23.92       246,638
   01/01/2008 to 12/31/2008...........    $23.92       $13.26       126,470
   01/01/2009 to 12/31/2009...........    $13.26       $17.13       165,528
   01/01/2010 to 12/31/2010...........    $17.13       $18.84       155,007

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........    $20.72       $20.91        89,434
   01/01/2008 to 12/31/2008...........    $20.91       $17.06       109,736
   01/01/2009 to 12/31/2009...........    $17.06       $20.61        89,471
   01/01/2010 to 12/31/2010...........    $20.61       $21.89        83,097
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.30             0
   01/01/2010 to 12/31/2010...........    $10.30       $11.35         9,275
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.31             0
   01/01/2010 to 12/31/2010...........    $10.31       $11.61             0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $24.10       $26.09       233,797
   01/01/2008 to 12/31/2008...........    $26.09       $15.14       128,075
   01/01/2009 to 12/31/2009...........    $15.14       $20.37       111,338
   01/01/2010 to 12/31/2010...........    $20.37       $21.61        99,329
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $26.11       $25.41       451,318
   01/01/2008 to 12/31/2008...........    $25.41       $14.72       267,385
   01/01/2009 to 12/31/2009...........    $14.72       $17.40       205,587
   01/01/2010 to 12/31/2010...........    $17.40       $19.50       184,694
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.26       $14.68       220,080
   01/01/2008 to 12/31/2008...........    $14.68       $11.16       140,679
   01/01/2009 to 12/31/2009...........    $11.16       $14.87       152,690
   01/01/2010 to 12/31/2010...........    $14.87       $16.69       119,402
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $19.69       $22.29       971,315
   01/01/2008 to 12/31/2008...........    $22.29       $12.43       710,826
   01/01/2009 to 12/31/2009...........    $12.43       $15.97       454,565
   01/01/2010 to 12/31/2010...........    $15.97       $18.93       364,357
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.16       $16.41       233,832
   01/01/2008 to 12/31/2008...........    $16.41       $10.73       185,745
   01/01/2009 to 12/31/2009...........    $10.73       $13.96       141,465
   01/01/2010 to 12/31/2010...........    $13.96       $15.49       128,001

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $ 8.71       $ 9.99        385,830
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 6.30        283,991
   01/01/2009 to 12/31/2009...........    $ 6.30       $ 7.75        357,512
   01/01/2010 to 12/31/2010...........    $ 7.75       $ 8.65        303,538
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.11       $14.12        123,018
   01/01/2008 to 12/31/2008...........    $14.12       $ 8.65         81,270
   01/01/2009 to 12/31/2009...........    $ 8.65       $11.89         67,540
   01/01/2010 to 12/31/2010...........    $11.89       $14.55         63,900
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........    $13.73       $14.14      2,274,112
   01/01/2008 to 12/31/2008...........    $14.14       $14.35      2,934,205
   01/01/2009 to 12/31/2009...........    $14.35       $14.25      1,421,640
   01/01/2010 to 12/31/2010...........    $14.25       $14.11      1,176,323
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $35.44       $35.87        379,524
   01/01/2008 to 12/31/2008...........    $35.87       $20.51        269,632
   01/01/2009 to 12/31/2009...........    $20.51       $28.55        181,892
   01/01/2010 to 12/31/2010...........    $28.55       $34.89        147,445
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $25.39       $29.67        403,400
   01/01/2008 to 12/31/2008...........    $29.67       $16.69        258,551
   01/01/2009 to 12/31/2009...........    $16.69       $21.45        202,478
   01/01/2010 to 12/31/2010...........    $21.45       $27.32        181,262
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.58       $12.29        291,364
   01/01/2008 to 12/31/2008...........    $12.29       $ 6.99        185,040
   01/01/2009 to 12/31/2009...........    $ 6.99       $ 8.48        130,897
   01/01/2010 to 12/31/2010...........    $ 8.48       $10.10        108,496
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.59            354
   01/01/2009 to 12/31/2009...........    $ 5.59       $ 9.22         21,493
   01/01/2010 to 12/31/2010...........    $ 9.22       $11.16         57,487
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.85       $16.61        476,073
   01/01/2008 to 12/31/2008...........    $16.61       $16.63        417,181
   01/01/2009 to 12/31/2009...........    $16.63       $18.15        376,120
   01/01/2010 to 12/31/2010...........    $18.15       $18.67        283,949

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........    $19.37       $20.48       932,528
   01/01/2008 to 12/31/2008...........    $20.48       $19.82       673,230
   01/01/2009 to 12/31/2009...........    $19.82       $22.86       695,034
   01/01/2010 to 12/31/2010...........    $22.86       $24.38       586,949
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.79       $11.55        89,895
   01/01/2008 to 12/31/2008...........    $11.55       $ 9.21       152,701
   01/01/2009 to 12/31/2009...........    $ 9.21       $10.94       182,513
   01/01/2010 to 12/31/2010...........    $10.94       $11.98       203,990
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.84       $15.22       396,251
   01/01/2008 to 12/31/2008...........    $15.22       $ 9.23       222,439
   01/01/2009 to 12/31/2009...........    $ 9.23       $11.14       165,516
   01/01/2010 to 12/31/2010...........    $11.14       $12.68       148,208
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $17.56       $18.95        57,993
   01/01/2008 to 12/31/2008...........    $18.95       $13.09        38,831
   01/01/2009 to 12/31/2009...........    $13.09       $16.52        56,078
   01/01/2010 to 12/31/2010...........    $16.52       $18.28        55,356
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $17.47       $18.11       238,483
   01/01/2008 to 12/31/2008...........    $18.11       $11.66       196,511
   01/01/2009 to 12/31/2009...........    $11.66       $15.45       165,746
   01/01/2010 to 12/31/2010...........    $15.45       $20.87       138,847
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $25.10       $23.42       357,717
   01/01/2008 to 12/31/2008...........    $23.42       $16.30       265,536
   01/01/2009 to 12/31/2009...........    $16.30       $20.49       179,703
   01/01/2010 to 12/31/2010...........    $20.49       $25.56       142,958
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $24.42       $25.66       177,727
   01/01/2008 to 12/31/2008...........    $25.66       $18.81       170,365
   01/01/2009 to 12/31/2009...........    $18.81       $23.12       143,983
   01/01/2010 to 12/31/2010...........    $23.12       $25.53       132,162
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.17       $16.31       195,478
   01/01/2008 to 12/31/2008...........    $16.31       $15.75       157,502
   01/01/2009 to 12/31/2009...........    $15.75       $17.49       152,843
   01/01/2010 to 12/31/2010...........    $17.49       $18.30       130,474

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.60       $16.92       156,491
   01/01/2008 to 12/31/2008...........    $16.92       $ 9.96       118,069
   01/01/2009 to 12/31/2009...........    $ 9.96       $15.12       139,111
   01/01/2010 to 12/31/2010...........    $15.12       $17.33        91,822
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $49.29       $67.50        91,058
   01/01/2008 to 12/31/2008...........    $67.50       $33.42        67,882
   01/01/2009 to 12/31/2009...........    $33.42       $49.42        59,018
   01/01/2010 to 12/31/2010...........    $49.42       $58.93        51,233
AST VALUE PORTFOLIO
FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.65       $14.77       205,376
   01/01/2008 to 12/31/2008...........    $14.77       $ 9.17       175,827
   01/01/2009 to 12/31/2009...........    $ 9.17       $10.73       110,665
   01/01/2010 to 12/31/2010...........    $10.73       $11.95        84,321
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99         5,043
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 9.37        57,790
   01/01/2009 to 12/31/2009...........    $ 9.37       $10.36        14,693
   01/01/2010 to 12/31/2010...........    $10.36       $11.05        13,807
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.67         4,104
   01/01/2009 to 12/31/2009...........    $ 6.67       $ 8.59        14,124
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.38        39,395
PROFUND VP ASIA 30
   03/19/2007* to 12/31/2007..........    $19.45       $29.86        58,237
   01/01/2008 to 12/31/2008...........    $29.86       $14.54        42,878
   01/01/2009 to 12/31/2009...........    $14.54       $22.20        34,398
   01/01/2010 to 12/31/2010...........    $22.20       $25.03        27,777
PROFUND VP BANKS
   03/19/2007* to 12/31/2007..........    $13.14       $ 9.91        62,100
   01/01/2008 to 12/31/2008...........    $ 9.91       $ 5.21        47,464
   01/01/2009 to 12/31/2009...........    $ 5.21       $ 4.94         1,052
   01/01/2010 to 12/31/2010...........    $ 4.94       $ 5.30           843
PROFUND VP BASIC MATERIALS
   03/19/2007* to 12/31/2007..........    $15.00       $18.12        40,124
   01/01/2008 to 12/31/2008...........    $18.12       $ 8.71        11,448
   01/01/2009 to 12/31/2009...........    $ 8.71       $14.01        10,331
   01/01/2010 to 12/31/2010...........    $14.01       $17.98        10,826

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BEAR
   03/19/2007* to 12/31/2007..........    $ 8.39       $ 8.18        28,504
   01/01/2008 to 12/31/2008...........    $ 8.18       $11.33        54,575
   01/01/2009 to 12/31/2009...........    $11.33       $ 8.09        34,435
   01/01/2010 to 12/31/2010...........    $ 8.09       $ 6.58        20,213
PROFUND VP BIOTECHNOLOGY
   03/19/2007* to 12/31/2007..........    $ 8.30       $ 8.57        36,098
   01/01/2008 to 12/31/2008...........    $ 8.57       $ 8.64        31,300
   01/01/2009 to 12/31/2009...........    $ 8.64       $ 8.87        12,600
   01/01/2010 to 12/31/2010...........    $ 8.87       $ 9.23        14,775
PROFUND VP BULL
   03/19/2007* to 12/31/2007..........    $12.10       $12.58       357,217
   01/01/2008 to 12/31/2008...........    $12.58       $ 7.76        31,415
   01/01/2009 to 12/31/2009...........    $ 7.76       $ 9.55       117,689
   01/01/2010 to 12/31/2010...........    $ 9.55       $10.65        73,549
PROFUND VP CONSUMER GOODS PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.56       $12.35        28,036
   01/01/2008 to 12/31/2008...........    $12.35       $ 8.96         6,520
   01/01/2009 to 12/31/2009...........    $ 8.96       $10.79        50,609
   01/01/2010 to 12/31/2010...........    $10.79       $12.53        13,098
PROFUND VP CONSUMER SERVICES
   03/19/2007* to 12/31/2007..........    $10.18       $ 9.25           664
   01/01/2008 to 12/31/2008...........    $ 9.25       $ 6.28        25,348
   01/01/2009 to 12/31/2009...........    $ 6.28       $ 8.14         9,181
   01/01/2010 to 12/31/2010...........    $ 8.14       $ 9.78         1,220
PROFUND VP EUROPE 30
   03/19/2007* to 12/31/2007..........    $11.06       $12.82        58,476
   01/01/2008 to 12/31/2008...........    $12.82       $ 7.10        38,982
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 9.30        95,905
   01/01/2010 to 12/31/2010...........    $ 9.30       $ 9.45        18,436
PROFUND VP FINANCIALS
   03/19/2007* to 12/31/2007..........    $12.53       $10.41         8,563
   01/01/2008 to 12/31/2008...........    $10.41       $ 5.10         4,121
   01/01/2009 to 12/31/2009...........    $ 5.10       $ 5.81         7,721
   01/01/2010 to 12/31/2010...........    $ 5.81       $ 6.38         3,496
PROFUND VP HEALTH CARE
   03/19/2007* to 12/31/2007..........    $ 9.22       $ 9.77        51,110
   01/01/2008 to 12/31/2008...........    $ 9.77       $ 7.32        11,936
   01/01/2009 to 12/31/2009...........    $ 7.32       $ 8.66        39,318
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 8.82         3,460
PROFUND VP INDUSTRIALS
   03/19/2007* to 12/31/2007..........    $12.90       $14.07         4,384
   01/01/2008 to 12/31/2008...........    $14.07       $ 8.29        31,312
   01/01/2009 to 12/31/2009...........    $ 8.29       $10.18         7,827
   01/01/2010 to 12/31/2010...........    $10.18       $12.47         3,526

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INTERNET
   03/19/2007* to 12/31/2007..........    $19.64       $21.19         2,722
   01/01/2008 to 12/31/2008...........    $21.19       $11.58           523
   01/01/2009 to 12/31/2009...........    $11.58       $20.32        16,280
   01/01/2010 to 12/31/2010...........    $20.32       $27.21         6,995
PROFUND VP JAPAN
   03/19/2007* to 12/31/2007..........    $14.90       $13.33         9,188
   01/01/2008 to 12/31/2008...........    $13.33       $ 7.81        35,266
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 8.53        70,612
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 7.89         8,603
PROFUND VP LARGE-CAP GROWTH
   03/19/2007* to 12/31/2007..........    $10.99       $11.86        48,255
   01/01/2008 to 12/31/2008...........    $11.86       $ 7.57        35,528
   01/01/2009 to 12/31/2009...........    $ 7.57       $ 9.73        62,409
   01/01/2010 to 12/31/2010...........    $ 9.73       $10.90        27,695
PROFUND VP LARGE-CAP VALUE
   03/19/2007* to 12/31/2007..........    $12.33       $12.33        99,574
   01/01/2008 to 12/31/2008...........    $12.33       $ 7.27       125,444
   01/01/2009 to 12/31/2009...........    $ 7.27       $ 8.59        52,612
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.60        24,767
PROFUND VP MID-CAP GROWTH
   03/19/2007* to 12/31/2007..........    $12.58       $13.50        66,295
   01/01/2008 to 12/31/2008...........    $13.50       $ 8.18        22,429
   01/01/2009 to 12/31/2009...........    $ 8.18       $11.20        84,147
   01/01/2010 to 12/31/2010...........    $11.20       $14.24        61,399
PROFUND VP MID-CAP VALUE
   03/19/2007* to 12/31/2007..........    $14.70       $14.22       111,312
   01/01/2008 to 12/31/2008...........    $14.22       $ 8.97        24,378
   01/01/2009 to 12/31/2009...........    $ 8.97       $11.62        66,470
   01/01/2010 to 12/31/2010...........    $11.62       $13.86        29,926
PROFUND VP NASDAQ-100
   03/19/2007* to 12/31/2007..........    $ 5.66       $ 6.62       365,042
   01/01/2008 to 12/31/2008...........    $ 6.62       $ 3.77        46,227
   01/01/2009 to 12/31/2009...........    $ 3.77       $ 5.67       106,523
   01/01/2010 to 12/31/2010...........    $ 5.67       $ 6.64        61,261
PROFUND VP OIL & GAS
   03/19/2007* to 12/31/2007..........    $17.85       $23.90        69,547
   01/01/2008 to 12/31/2008...........    $23.90       $14.92        57,664
   01/01/2009 to 12/31/2009...........    $14.92       $17.06        33,679
   01/01/2010 to 12/31/2010...........    $17.06       $19.89        27,013

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PHARMACEUTICALS
   03/19/2007* to 12/31/2007..........    $ 8.40       $ 8.65            30
   01/01/2008 to 12/31/2008...........    $ 8.65       $ 6.89        19,024
   01/01/2009 to 12/31/2009...........    $ 6.89       $ 7.98        29,266
   01/01/2010 to 12/31/2010...........    $ 7.98       $ 7.94            28
PROFUND VP PRECIOUS METALS
   03/19/2007* to 12/31/2007..........    $14.89       $19.31        46,746
   01/01/2008 to 12/31/2008...........    $19.31       $13.23        71,505
   01/01/2009 to 12/31/2009...........    $13.23       $17.73        56,194
   01/01/2010 to 12/31/2010...........    $17.73       $23.33        64,508
PROFUND VP REAL ESTATE
   03/19/2007* to 12/31/2007..........    $25.09       $19.59         9,995
   01/01/2008 to 12/31/2008...........    $19.59       $11.39         7,045
   01/01/2009 to 12/31/2009...........    $11.39       $14.43         7,879
   01/01/2010 to 12/31/2010...........    $14.43       $17.81         5,530
PROFUND VP RISING RATES OPPORTUNITY
   03/19/2007* to 12/31/2007..........    $ 6.62       $ 6.29        50,450
   01/01/2008 to 12/31/2008...........    $ 6.29       $ 3.86        54,538
   01/01/2009 to 12/31/2009...........    $ 3.86       $ 5.06        82,738
   01/01/2010 to 12/31/2010...........    $ 5.06       $ 4.20       116,704
PROFUND VP SEMICONDUCTOR
   03/19/2007* to 12/31/2007..........    $ 7.08       $ 7.63         3,867
   01/01/2008 to 12/31/2008...........    $ 7.63       $ 3.79         2,570
   01/01/2009 to 12/31/2009...........    $ 3.79       $ 6.16        36,623
   01/01/2010 to 12/31/2010...........    $ 6.16       $ 6.85         2,480
PROFUND VP SHORT MID-CAP
   03/19/2007* to 12/31/2007..........    $ 8.08       $ 7.98            16
   01/01/2008 to 12/31/2008...........    $ 7.98       $10.42            16
   01/01/2009 to 12/31/2009...........    $10.42       $ 6.66         2,862
   01/01/2010 to 12/31/2010...........    $ 6.66       $ 4.89         3,887
PROFUND VP SHORT NASDAQ-100
   03/19/2007* to 12/31/2007..........    $ 5.95       $ 5.15        27,418
   01/01/2008 to 12/31/2008...........    $ 5.15       $ 7.55        13,959
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 4.44        27,423
   01/01/2010 to 12/31/2010...........    $ 4.44       $ 3.46        69,389
PROFUND VP SHORT SMALL-CAP
   03/19/2007* to 12/31/2007..........    $ 8.07       $ 8.29        36,729
   01/01/2008 to 12/31/2008...........    $ 8.29       $10.19         4,107
   01/01/2009 to 12/31/2009...........    $10.19       $ 6.82            38
   01/01/2010 to 12/31/2010...........    $ 6.82       $ 4.80           270

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP GROWTH
   03/19/2007* to 12/31/2007..........    $14.15       $14.38        17,597
   01/01/2008 to 12/31/2008...........    $14.38       $ 9.39        23,190
   01/01/2009 to 12/31/2009...........    $ 9.39       $11.73        22,489
   01/01/2010 to 12/31/2010...........    $11.73       $14.60        16,200
PROFUND VP SMALL-CAP VALUE
   03/19/2007* to 12/31/2007..........    $13.49       $12.41        17,038
   01/01/2008 to 12/31/2008...........    $12.41       $ 8.52        11,592
   01/01/2009 to 12/31/2009...........    $ 8.52       $10.15        17,212
   01/01/2010 to 12/31/2010...........    $10.15       $12.28        18,897
PROFUND VP TECHNOLOGY
   03/19/2007* to 12/31/2007..........    $ 5.22       $ 6.03        33,213
   01/01/2008 to 12/31/2008...........    $ 6.03       $ 3.32         5,997
   01/01/2009 to 12/31/2009...........    $ 3.32       $ 5.31        54,848
   01/01/2010 to 12/31/2010...........    $ 5.31       $ 5.82         9,553
PROFUND VP TELECOMMUNICATIONS
   03/19/2007* to 12/31/2007..........    $ 6.47       $ 6.71        45,957
   01/01/2008 to 12/31/2008...........    $ 6.71       $ 4.35       123,183
   01/01/2009 to 12/31/2009...........    $ 4.35       $ 4.63        20,232
   01/01/2010 to 12/31/2010...........    $ 4.63       $ 5.30        40,615
PROFUND VP U.S. GOVERNMENT PLUS
   03/19/2007* to 12/31/2007..........    $12.49       $13.34        60,317
   01/01/2008 to 12/31/2008...........    $13.34       $19.77        45,312
   01/01/2009 to 12/31/2009...........    $19.77       $13.19        30,635
   01/01/2010 to 12/31/2010...........    $13.19       $14.38        11,626
PROFUND VP ULTRABULL
   03/19/2007* to 12/31/2007..........    $ 9.97       $10.29        82,193
   01/01/2008 to 12/31/2008...........    $10.29       $ 3.32        46,958
   01/01/2009 to 12/31/2009...........    $ 3.32       $ 4.76        21,618
   01/01/2010 to 12/31/2010...........    $ 4.76       $ 5.75        13,539
PROFUND VP ULTRAMID-CAP
   03/19/2007* to 12/31/2007..........    $16.49       $16.37       114,388
   01/01/2008 to 12/31/2008...........    $16.37       $ 5.27       122,266
   01/01/2009 to 12/31/2009...........    $ 5.27       $ 8.65        55,301
   01/01/2010 to 12/31/2010...........    $ 8.65       $12.82        28,984
PROFUND VP ULTRANASDAQ-100
   03/19/2007* to 12/31/2007..........    $ 1.31       $ 1.69       973,932
   01/01/2008 to 12/31/2008...........    $ 1.69       $ 0.46       937,881
   01/01/2009 to 12/31/2009...........    $ 0.46       $ 0.99       403,655
   01/01/2010 to 12/31/2010...........    $ 0.99       $ 1.32       339,500

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRASMALL-CAP
   03/19/2007* to 12/31/2007..........    $14.87       $13.01        28,440
   01/01/2008 to 12/31/2008...........    $13.01       $ 4.36        16,457
   01/01/2009 to 12/31/2009...........    $ 4.36       $ 6.05        25,576
   01/01/2010 to 12/31/2010...........    $ 6.05       $ 8.89        13,899
PROFUND VP UTILITIES
   03/19/2007* to 12/31/2007..........    $12.26       $13.39       131,376
   01/01/2008 to 12/31/2008...........    $13.39       $ 9.19        51,138
   01/01/2009 to 12/31/2009...........    $ 9.19       $10.07        13,566
   01/01/2010 to 12/31/2010...........    $10.07       $10.56         8,032
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.49       $15.14        24,499
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $15.31       $17.89         5,573
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.34       $14.34         6,844
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.29        11,217



* Denotes the start date of these sub-accounts

    FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                    AST      AST AMERICAN   AST SCHRODERS
                                                    AST        T. ROWE PRICE   CENTURY       MULTI-ASSET
                                             ALLIANCEBERNSTEIN   LARGE-CAP     INCOME &         WORLD           AST
                                              GROWTH & INCOME     GROWTH        GROWTH       STRATEGIES     MONEY MARKET
                                                 PORTFOLIO       PORTFOLIO    PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             ----------------- ------------- ------------  --------------  --------------
ASSETS
  Investment in the portfolios, at value....   $820,710,127    $439,619,441  $213,542,314  $1,454,698,342  $1,504,159,211
                                               ------------    ------------  ------------  --------------  --------------
  Net Assets................................   $820,710,127    $439,619,441  $213,542,314  $1,454,698,342  $1,504,159,211
                                               ============    ============  ============  ==============  ==============

NET ASSETS, representing:
  Accumulation units........................   $820,710,127    $439,619,441  $213,542,314  $1,454,698,342  $1,504,159,211
                                               ------------    ------------  ------------  --------------  --------------
                                               $820,710,127    $439,619,441  $213,542,314  $1,454,698,342  $1,504,159,211
                                               ============    ============  ============  ==============  ==============

  Units outstanding.........................     62,933,172      38,964,872    18,065,396     114,494,642     136,125,996
                                               ============    ============  ============  ==============  ==============

  Portfolio shares held.....................     51,519,782      35,510,456    16,801,126     107,755,433   1,504,159,211
  Portfolio net asset value per share.......   $      15.93    $      12.38  $      12.71  $        13.50  $         1.00
  Investment in portfolio shares, at cost...   $858,014,515    $355,075,312  $202,520,699  $1,302,099,143  $1,504,159,211

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                    AST      AST AMERICAN   AST SCHRODERS
                                                    AST        T. ROWE PRICE   CENTURY       MULTI-ASSET
                                             ALLIANCEBERNSTEIN   LARGE-CAP     INCOME &         WORLD           AST
                                              GROWTH & INCOME     GROWTH        GROWTH       STRATEGIES     MONEY MARKET
                                                 PORTFOLIO       PORTFOLIO    PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             ----------------- ------------- ------------  --------------  --------------
INVESTMENT INCOME
  Dividend income...........................   $ 12,033,667    $          0  $  2,475,625  $    8,363,896  $      535,151
                                               ------------    ------------  ------------  --------------  --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     14,181,766       7,066,952     3,100,890      20,913,680      34,716,985

NET EXPENSES................................     14,181,766       7,066,952     3,100,890      20,913,680      34,716,985
                                               ------------    ------------  ------------  --------------  --------------

NET INVESTMENT INCOME (LOSS)................     (2,148,099)     (7,066,952)     (625,265)    (12,549,784)    (34,181,834)
                                               ------------    ------------  ------------  --------------  --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......              0               0             0               0               0
  Realized gain (loss) on shares
   redeemed.................................    (85,992,476)     (3,529,724)   (4,493,999)     21,479,121               0
  Net change in unrealized gain (loss) on
   investments..............................    166,535,349      59,076,988    25,731,195     103,096,737               0
                                               ------------    ------------  ------------  --------------  --------------

NET GAIN (LOSS) ON INVESTMENTS..............     80,542,873      55,547,264    21,237,196     124,575,858               0
                                               ------------    ------------  ------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 78,394,774    $ 48,480,312  $ 20,611,931  $  112,026,074  $  (34,181,834)
                                               ============    ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                              AST NEUBERGER                   AST
     AST         AST JPMORGAN                    BERMAN                    FEDERATED         AST           AST
COHEN & STEERS     STRATEGIC         AST        SMALL-CAP       AST        AGGRESSIVE      MID-CAP      SMALL-CAP
    REALTY       OPPORTUNITIES      VALUE        GROWTH      HIGH YIELD      GROWTH         VALUE         VALUE
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------  --------------  ------------  ------------- ------------  ------------  ------------  ------------
 $182,092,681   $1,386,635,671  $156,604,971  $112,043,413  $457,630,870  $271,021,949  $120,022,200  $435,167,829
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------
 $182,092,681   $1,386,635,671  $156,604,971  $112,043,413  $457,630,870  $271,021,949  $120,022,200  $435,167,829
 ============   ==============  ============  ============  ============  ============  ============  ============

 $182,092,681   $1,386,635,671  $156,604,971  $112,043,413  $457,630,870  $271,021,949  $120,022,200  $435,167,829
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------
 $182,092,681   $1,386,635,671  $156,604,971  $112,043,413  $457,630,870  $271,021,949  $120,022,200  $435,167,829
 ============   ==============  ============  ============  ============  ============  ============  ============

    7,796,162      105,939,651    12,805,798    11,133,560    28,185,705    17,171,839     8,193,874    22,873,867
 ============   ==============  ============  ============  ============  ============  ============  ============

   29,851,259      106,828,634    18,188,731    12,339,583    61,592,311    29,268,029    10,060,536    32,068,374
 $       6.10   $        12.98  $       8.61  $       9.08  $       7.43  $       9.26  $      11.93  $      13.57
 $146,805,181   $1,191,973,559  $136,816,616  $101,671,479  $435,743,366  $201,217,744  $ 92,098,029  $347,135,414


                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                              AST NEUBERGER                   AST
     AST         AST JPMORGAN                    BERMAN                    FEDERATED         AST           AST
COHEN & STEERS     STRATEGIC         AST        SMALL-CAP       AST        AGGRESSIVE      MID-CAP      SMALL-CAP
    REALTY       OPPORTUNITIES      VALUE        GROWTH      HIGH YIELD      GROWTH         VALUE         VALUE
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------  --------------  ------------  ------------- ------------  ------------  ------------  ------------

 $  2,552,045   $    5,602,488  $  2,066,616  $          0  $ 14,238,623  $    106,414  $    566,336  $  1,760,788
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------


    2,556,708       24,003,526     2,403,712     1,486,999     6,856,916     4,284,886     1,691,536     7,165,359

    2,556,708       24,003,526     2,403,712     1,486,999     6,856,916     4,284,886     1,691,536     7,165,359
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------

       (4,663)     (18,401,038)     (337,096)   (1,486,999)    7,381,707    (4,178,472)   (1,125,200)   (5,404,571)
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------

            0                0             0             0             0             0             0             0

  (10,624,080)     (17,228,681)  (26,949,354)     (443,864)   88,097,044   (36,007,953)   (4,969,878)  (37,973,082)

   45,103,916      101,919,147    39,693,570    18,854,206   (49,378,055)  100,575,616    24,833,055   127,904,076
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------

   34,479,836       84,690,466    12,744,216    18,410,342    38,718,989    64,567,663    19,863,177    89,930,994
 ------------   --------------  ------------  ------------  ------------  ------------  ------------  ------------

 $ 34,475,173   $   66,289,428  $ 12,407,120  $ 16,923,343  $ 46,100,696  $ 60,389,191  $ 18,737,977  $ 84,526,423
 ============   ==============  ============  ============  ============  ============  ============  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                               AST GOLDMAN      AST GOLDMAN      AST GOLDMAN                        AST
                                                  SACHS            SACHS            SACHS            AST        LORD ABBETT
                                               CONCENTRATED       MID-CAP         SMALL-CAP       LARGE-CAP    BOND-DEBENTURE
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO   PORTFOLIO
                                             ---------------- ---------------- --------------- --------------- --------------
ASSETS
  Investment in the portfolios, at value....   $349,187,557     $283,945,947    $187,638,426    $273,355,738    $364,932,426
                                               ------------     ------------    ------------    ------------    ------------
  Net Assets................................   $349,187,557     $283,945,947    $187,638,426    $273,355,738    $364,932,426
                                               ============     ============    ============    ============    ============

NET ASSETS, representing:
  Accumulation units........................   $349,187,557     $283,945,947    $187,638,426    $273,355,738    $364,932,426
                                               ------------     ------------    ------------    ------------    ------------
                                               $349,187,557     $283,945,947    $187,638,426    $273,355,738    $364,932,426
                                               ============     ============    ============    ============    ============

  Units outstanding.........................     20,366,392       28,083,025       8,417,861      23,212,601      23,841,848
                                               ============     ============    ============    ============    ============

  Portfolio shares held.....................     12,762,703       52,195,946      17,973,029      20,522,203      34,988,727
  Portfolio net asset value per share.......   $      27.36     $       5.44    $      10.44    $      13.32    $      10.43
  Investment in portfolio shares, at cost...   $278,190,505     $213,060,842    $148,650,529    $308,082,570    $334,379,093

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                               AST GOLDMAN      AST GOLDMAN      AST GOLDMAN                        AST
                                                  SACHS            SACHS            SACHS            AST        LORD ABBETT
                                               CONCENTRATED       MID-CAP         SMALL-CAP       LARGE-CAP    BOND-DEBENTURE
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO   PORTFOLIO
                                             ---------------- ---------------- --------------- --------------- --------------
INVESTMENT INCOME
  Dividend income...........................   $    281,421     $          0    $    801,159    $  2,731,044    $ 21,024,342
                                               ------------     ------------    ------------    ------------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      5,156,498        4,382,999       2,478,916       4,646,453       6,131,710
                                               ------------     ------------    ------------    ------------    ------------

NET EXPENSES................................      5,156,498        4,382,999       2,478,916       4,646,453       6,131,710
                                               ------------     ------------    ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS)................     (4,875,077)      (4,382,999)     (1,677,757)     (1,915,409)     14,892,632
                                               ------------     ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......              0                0               0               0               0
  Realized gain (loss) on shares
   redeemed.................................     23,242,187      (17,019,339)    (17,034,048)    (25,379,544)     45,797,723
  Net change in unrealized gain (loss) on
   investments..............................      6,927,387       59,774,020      51,962,508      53,770,676     (23,706,668)
                                               ------------     ------------    ------------    ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS..............     30,169,574       42,754,681      34,928,460      28,391,132      22,091,055
                                               ------------     ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 25,294,497     $ 38,371,682    $ 33,250,703    $ 26,475,723    $ 36,983,687
                                               ============     ============    ============    ============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                 AST NEUBERGER    AST NEUBERGER                        AST           AST              AST
      AST             AST            BERMAN       BERMAN / LSV         AST        PIMCO LIMITED  PIMCO TOTAL   ALLIANCEBERNSTEIN
MARSICO CAPITAL    MFS GROWTH       MID-CAP          MID-CAP        SMALL-CAP     MATURITY BOND  RETURN BOND      CORE VALUE
GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO   PORTFOLIO     PORTFOLIO        PORTFOLIO
----------------  ------------  ---------------- --------------- ---------------- ------------- -------------- -----------------
 $1,040,268,683   $246,759,842    $333,831,387    $439,731,265     $181,855,707   $846,276,238  $2,588,102,965   $182,408,708
 --------------   ------------    ------------    ------------     ------------   ------------  --------------   ------------
 $1,040,268,683   $246,759,842    $333,831,387    $439,731,265     $181,855,707   $846,276,238  $2,588,102,965   $182,408,708
 ==============   ============    ============    ============     ============   ============  ==============   ============

 $1,040,268,683   $246,759,842    $333,831,387    $439,731,265     $181,855,707   $846,276,238  $2,588,102,965   $182,408,708
 --------------   ------------    ------------    ------------     ------------   ------------  --------------   ------------
 $1,040,268,683   $246,759,842    $333,831,387    $439,731,265     $181,855,707   $846,276,238  $2,588,102,965   $182,408,708
 ==============   ============    ============    ============     ============   ============  ==============   ============

     80,567,878     26,572,815      17,725,221      19,867,902       11,233,517     62,861,740     166,002,437     16,262,361
 ==============   ============    ============    ============     ============   ============  ==============   ============

     53,788,453     25,624,075      15,628,810      29,044,337        8,914,495     79,988,302     212,837,415     21,871,548
 $        19.34   $       9.63    $      21.36    $      15.14     $      20.40   $      10.58  $        12.16   $       8.34
 $  933,492,241   $206,633,901    $303,943,626    $403,379,999     $141,982,445   $857,863,533  $2,478,833,044   $186,316,221


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                 AST NEUBERGER    AST NEUBERGER                        AST           AST              AST
      AST             AST            BERMAN       BERMAN / LSV         AST        PIMCO LIMITED  PIMCO TOTAL   ALLIANCEBERNSTEIN
MARSICO CAPITAL    MFS GROWTH       MID-CAP          MID-CAP        SMALL-CAP     MATURITY BOND  RETURN BOND      CORE VALUE
GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO   PORTFOLIO     PORTFOLIO        PORTFOLIO
----------------  ------------  ---------------- --------------- ---------------- ------------- -------------- -----------------

 $    6,592,541   $    298,336    $          0    $  4,886,550     $    283,650   $ 22,561,459  $   44,562,062   $  2,329,575
 --------------   ------------    ------------    ------------     ------------   ------------  --------------   ------------


     17,608,772      3,903,912       4,197,241       6,802,220        2,111,359     15,381,203      42,841,290      3,255,441
 --------------   ------------    ------------    ------------     ------------   ------------  --------------   ------------

     17,608,772      3,903,912       4,197,241       6,802,220        2,111,359     15,381,203      42,841,290      3,255,441
 --------------   ------------    ------------    ------------     ------------   ------------  --------------   ------------
    (11,016,231)    (3,605,576)     (4,197,241)     (1,915,670)      (1,827,709)     7,180,256       1,720,772       (925,866)
 --------------   ------------    ------------    ------------     ------------   ------------  --------------   ------------

              0              0               0               0                0      1,338,607      43,048,710              0
    (30,034,403)     8,314,421       3,308,629     (52,084,175)        (482,506)   (10,075,675)     25,222,571    (39,062,142)
    196,046,867     18,944,713      66,504,496     131,672,723       40,514,483     20,987,911      70,030,225     56,941,758
 --------------   ------------    ------------    ------------     ------------   ------------  --------------   ------------

    166,012,464     27,259,134      69,813,125      79,588,548       40,031,977     12,250,843     138,301,506     17,879,616
 --------------   ------------    ------------    ------------     ------------   ------------  --------------   ------------

 $  154,996,233   $ 23,653,558    $ 65,615,884    $ 77,672,878     $ 38,204,268   $ 19,431,099  $  140,022,278   $ 16,953,750
 ==============   ============    ============    ============     ============   ============  ==============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                            SUBACCOUNTS
                                             ------------------------------------------------------------------------
                                                                AST
                                                 AST       T. ROWE PRICE        AST             AST          AST
                                                QMA US        NATURAL      T. ROWE PRICE   INTERNATIONAL  MFS GLOBAL
                                             EQUITY ALPHA    RESOURCES    ASSET ALLOCATION     VALUE        EQUITY
                                              PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO
                                             ------------  -------------  ---------------- ------------- ------------
ASSETS
  Investment in the portfolios, at value.... $124,403,829  $ 409,089,936   $1,752,058,329  $200,509,011  $149,750,399
                                             ------------  -------------   --------------  ------------  ------------
  Net Assets................................ $124,403,829  $ 409,089,936   $1,752,058,329  $200,509,011  $149,750,399
                                             ============  =============   ==============  ============  ============

NET ASSETS, representing:
  Accumulation units........................ $124,403,829  $ 409,089,936   $1,752,058,329  $200,509,011  $149,750,399
                                             ------------  -------------   --------------  ------------  ------------
                                             $124,403,829  $ 409,089,936   $1,752,058,329  $200,509,011  $149,750,399
                                             ============  =============   ==============  ============  ============

  Units outstanding.........................   11,194,402     13,162,652      122,828,179    14,189,326     9,439,564
                                             ============  =============   ==============  ============  ============

  Portfolio shares held.....................   11,067,956     18,117,358      102,760,019    12,787,564    14,782,863
  Portfolio net asset value per share....... $      11.24  $       22.58   $        17.05  $      15.68  $      10.13
  Investment in portfolio shares, at cost... $128,600,207  $ 327,837,491   $1,480,861,305  $197,564,366  $126,307,620

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                            SUBACCOUNTS
                                             ------------------------------------------------------------------------
                                                                AST
                                                 AST       T. ROWE PRICE        AST             AST          AST
                                                QMA US        NATURAL      T. ROWE PRICE   INTERNATIONAL  MFS GLOBAL
                                             EQUITY ALPHA    RESOURCES    ASSET ALLOCATION     VALUE        EQUITY
                                              PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO
                                             ------------  -------------  ---------------- ------------- ------------
INVESTMENT INCOME
  Dividend income........................... $    816,170  $   1,410,524   $   14,917,639  $  1,562,746  $    622,874
                                             ------------  -------------   --------------  ------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    1,845,080      5,387,484       26,865,936     3,274,238     2,109,992
                                             ------------  -------------   --------------  ------------  ------------

NET EXPENSES................................    1,845,080      5,387,484       26,865,936     3,274,238     2,109,992
                                             ------------  -------------   --------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)................   (1,028,910)    (3,976,960)     (11,948,297)   (1,711,492)   (1,487,118)
                                             ------------  -------------   --------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0              0                0             0             0
  Realized gain (loss) on shares
   redeemed.................................   (9,503,717)  (111,614,018)     (44,185,812)  (25,199,839)  (12,691,946)
  Net change in unrealized gain (loss) on
   investments..............................   24,514,377    169,702,230      191,951,186    41,090,329    25,988,906
                                             ------------  -------------   --------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS..............   15,010,660     58,088,212      147,765,374    15,890,490    13,296,960
                                             ------------  -------------   --------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $ 13,981,750  $  54,111,252   $  135,817,077  $ 14,178,998  $ 11,809,842
                                             ============  =============   ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                                                   AST
                                                    AST            AST           ACADEMIC          AST             AST
      AST             AST                        AGGRESSIVE   CAPITAL GROWTH    STRATEGIES       BALANCED      PRESERVATION
    JPMORGAN     T. ROWE PRICE       AST           ASSET          ASSET           ASSET           ASSET           ASSET
 INTERNATIONAL    GLOBAL BOND   INTERNATIONAL    ALLOCATION     ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION
EQUITY PORTFOLIO   PORTFOLIO   GROWTH PORTFOLIO  PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------- ------------- ---------------- ------------  --------------  --------------  --------------  --------------
  $255,452,450   $328,623,869   $ 617,983,679   $265,556,674  $4,692,575,310  $3,907,113,764  $3,123,794,638  $2,838,371,406
  ------------   ------------   -------------   ------------  --------------  --------------  --------------  --------------
  $255,452,450   $328,623,869   $ 617,983,679   $265,556,674  $4,692,575,310  $3,907,113,764  $3,123,794,638  $2,838,371,406
  ============   ============   =============   ============  ==============  ==============  ==============  ==============

  $255,452,450   $328,623,869   $ 617,983,679   $265,556,674  $4,692,575,310  $3,907,113,764  $3,123,794,638  $2,838,371,406
  ------------   ------------   -------------   ------------  --------------  --------------  --------------  --------------
  $255,452,450   $328,623,869   $ 617,983,679   $265,556,674  $4,692,575,310  $3,907,113,764  $3,123,794,638  $2,838,371,406
  ============   ============   =============   ============  ==============  ==============  ==============  ==============

    15,322,476     21,421,713      35,392,062     26,699,884     445,215,821     367,637,929     283,878,686     246,540,507
  ============   ============   =============   ============  ==============  ==============  ==============  ==============

    12,322,839     29,793,642      53,597,891     28,432,192     449,480,394     368,248,234     281,169,634     241,563,524
  $      20.73   $      11.03   $       11.53   $       9.34  $        10.44  $        10.61  $        11.11  $        11.75
  $240,369,618   $324,748,812   $ 616,382,838   $222,665,607  $4,048,176,774  $3,511,893,463  $2,598,274,458  $2,439,740,021


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                                                   AST
                                                    AST            AST           ACADEMIC          AST             AST
      AST             AST                        AGGRESSIVE   CAPITAL GROWTH    STRATEGIES       BALANCED      PRESERVATION
    JPMORGAN     T. ROWE PRICE       AST           ASSET          ASSET           ASSET           ASSET           ASSET
 INTERNATIONAL    GLOBAL BOND   INTERNATIONAL    ALLOCATION     ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION
EQUITY PORTFOLIO   PORTFOLIO   GROWTH PORTFOLIO  PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------- ------------- ---------------- ------------  --------------  --------------  --------------  --------------
  $  2,646,893   $  8,873,551   $   2,000,237   $  1,101,693  $   45,875,982  $   32,111,757  $   22,911,970  $   37,128,182
  ------------   ------------   -------------   ------------  --------------  --------------  --------------  --------------


     3,924,861      5,549,564      10,160,369      4,283,865      82,997,828      68,045,612      50,460,180      50,222,891
  ------------   ------------   -------------   ------------  --------------  --------------  --------------  --------------

     3,924,861      5,549,564      10,160,369      4,283,865      82,997,828      68,045,612      50,460,180      50,222,891
  ------------   ------------   -------------   ------------  --------------  --------------  --------------  --------------

    (1,277,968)     3,323,987      (8,160,132)    (3,182,172)    (37,121,846)    (35,933,855)    (27,548,210)    (13,094,709)
  ------------   ------------   -------------   ------------  --------------  --------------  --------------  --------------

             0      1,671,065               0              0               0               0               0               0
   (27,551,595)   (17,711,962)   (113,213,350)   (11,212,026)   (417,903,329)   (145,286,322)    (67,819,984)     (3,276,822)
    36,588,441     23,642,012     181,845,172     39,168,271     871,004,183     505,853,007     361,583,028     241,181,575
  ------------   ------------   -------------   ------------  --------------  --------------  --------------  --------------

     9,036,846      7,601,115      68,631,822     27,956,245     453,100,854     360,566,685     293,763,044     237,904,753
  ------------   ------------   -------------   ------------  --------------  --------------  --------------  --------------

  $  7,758,878   $ 10,925,102   $  60,471,690   $ 24,774,073  $  415,979,008  $  324,632,830  $  266,214,834  $  224,810,044
  ============   ============   =============   ============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                 AST           AST        AST HORIZON   AST HORIZON       AST
                                              CLS GROWTH   CLS MODERATE     GROWTH       MODERATE    FI PYRAMIS(R)
                                                ASSET         ASSET          ASSET         ASSET         ASSET
                                              ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ------------  ------------  ------------  ------------  -------------
ASSETS
  Investment in the portfolios, at value.... $708,276,225  $973,077,970  $681,352,885  $912,003,915  $358,392,713
                                             ------------  ------------  ------------  ------------  ------------
  Net Assets................................ $708,276,225  $973,077,970  $681,352,885  $912,003,915  $358,392,713
                                             ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units........................ $708,276,225  $973,077,970  $681,352,885  $912,003,915  $358,392,713
                                             ------------  ------------  ------------  ------------  ------------
                                             $708,276,225  $973,077,970  $681,352,885  $912,003,915  $358,392,713
                                             ============  ============  ============  ============  ============

  Units outstanding.........................   67,762,156    99,996,567    68,780,259    88,962,542    37,008,706
                                             ============  ============  ============  ============  ============

  Portfolio shares held.....................   66,132,234    97,698,591    67,327,360    86,445,869    36,091,915
  Portfolio net asset value per share....... $      10.71  $       9.96  $      10.12  $      10.55  $       9.93
  Investment in portfolio shares, at cost... $623,699,154  $829,152,091  $602,667,065  $787,648,018  $313,049,598

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                 AST           AST        AST HORIZON   AST HORIZON       AST
                                              CLS GROWTH   CLS MODERATE     GROWTH       MODERATE    FI PYRAMIS(R)
                                                ASSET         ASSET          ASSET         ASSET         ASSET
                                              ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ------------  ------------  ------------  ------------  -------------
INVESTMENT INCOME
  Dividend income........................... $  1,823,260  $  4,493,415  $  1,601,208  $  3,694,651  $  1,132,913
                                             ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    9,663,769    14,183,012     9,460,333    13,515,664     5,297,078
                                             ------------  ------------  ------------  ------------  ------------

NET EXPENSES................................    9,663,769    14,183,012     9,460,333    13,515,664     5,297,078
                                             ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)................   (7,840,509)   (9,689,597)   (7,859,125)   (9,821,013)   (4,164,165)
                                             ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.................................   35,418,017    17,708,515    33,466,108    23,634,559    21,347,362
  Net change in unrealized gain (loss) on
   investments..............................   35,687,351    73,165,567    31,681,773    60,627,410    13,247,583
                                             ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS..............   71,105,368    90,874,082    65,147,881    84,261,969    34,594,945
                                             ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $ 63,264,859  $ 81,184,485  $ 57,288,756  $ 74,440,956  $ 30,430,780
                                             ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
     AST                     EVERGREEN VA                              EVERGREEN VA
WESTERN ASSET                 DIVERSIFIED                EVERGREEN VA  FUNDAMENTAL               EVERGREEN VA
  CORE PLUS     DAVIS VALUE CAPITAL BUILDER EVERGREEN VA INTERNATIONAL  LARGE CAP   EVERGREEN VA   SPECIAL
BOND PORTFOLIO   PORTFOLIO       FUND       GROWTH FUND   EQUITY FUND      FUND      OMEGA FUND  VALUES FUND
--------------  ----------- --------------- ------------ ------------- ------------ ------------ ------------
 $400,318,163   $1,613,857     $       0    $         0  $          0   $       0   $         0   $       0
 ------------   ----------     ---------    -----------  ------------   ---------   -----------   ---------
 $400,318,163   $1,613,857     $       0    $         0  $          0   $       0   $         0   $       0
 ============   ==========     =========    ===========  ============   =========   ===========   =========

 $400,318,163   $1,613,857     $       0    $         0  $          0   $       0   $         0   $       0
 ------------   ----------     ---------    -----------  ------------   ---------   -----------   ---------
 $400,318,163   $1,613,857     $       0    $         0  $          0   $       0   $         0   $       0
 ============   ==========     =========    ===========  ============   =========   ===========   =========

   37,019,192      147,415             0              0             0           0             0           0
 ============   ==========     =========    ===========  ============   =========   ===========   =========

   38,089,264      134,825             0              0             0           0             0           0
 $      10.51   $    11.97     $    0.00    $      0.00  $       0.00   $    0.00   $      0.00   $    0.00
 $376,352,622   $1,629,225     $       0    $         0  $          0   $       0   $         0   $       0


                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------

     AST                     EVERGREEN VA                              EVERGREEN VA
WESTERN ASSET                 DIVERSIFIED                EVERGREEN VA  FUNDAMENTAL               EVERGREEN VA
  CORE PLUS     DAVIS VALUE CAPITAL BUILDER EVERGREEN VA INTERNATIONAL  LARGE CAP   EVERGREEN VA   SPECIAL
BOND PORTFOLIO   PORTFOLIO       FUND       GROWTH FUND   EQUITY FUND      FUND      OMEGA FUND  VALUES FUND
--------------  ----------- --------------- ------------ ------------- ------------ ------------ ------------

 $  5,878,243   $   20,264     $  33,571    $         0  $    323,982   $  25,456   $   200,253   $   4,148
 ------------   ----------     ---------    -----------  ------------   ---------   -----------   ---------


    6,506,362       27,082         8,898        203,678       290,891      36,351       209,280      17,150
 ------------   ----------     ---------    -----------  ------------   ---------   -----------   ---------

    6,506,362       27,082         8,898        203,678       290,891      36,351       209,280      17,150
 ------------   ----------     ---------    -----------  ------------   ---------   -----------   ---------

     (628,119)      (6,818)       24,673       (203,678)       33,091     (10,895)       (9,027)    (13,002)
 ------------   ----------     ---------    -----------  ------------   ---------   -----------   ---------

    2,219,544            0             0              0     1,152,809           0             0           0

    4,914,423     (435,335)     (211,778)       794,834   (13,718,218)   (352,592)    2,056,564    (403,537)

   13,247,325      602,553       263,356     (1,087,845)   10,581,502      90,114    (4,057,006)    385,454
 ------------   ----------     ---------    -----------  ------------   ---------   -----------   ---------

   20,381,292      167,218        51,578       (293,011)   (1,983,907)   (262,478)   (2,000,442)    (18,083)
 ------------   ----------     ---------    -----------  ------------   ---------   -----------   ---------



 $ 19,753,173   $  160,400     $  76,251    $  (496,689) $ (1,950,816)  $(273,373)  $(2,009,469)  $ (31,085)
 ============   ==========     =========    ===========  ============   =========   ===========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                              EVERGREEN VA                                                     COLUMBIA
                                              DIVERSIFIED    COLUMBIA ASSET  COLUMBIA FEDERAL COLUMBIA MONEY SMALL COMPANY
                                             INCOME BUILDER ALLOCATION FUND, SECURITIES FUND,  MARKET FUND,  GROWTH FUND,
                                                  FUND             VS               VS              VS            VS
                                             -------------- ---------------- ---------------- -------------- -------------
ASSETS
  Investment in the portfolios, at value....   $       0       $6,644,230       $1,422,917      $1,142,164     $577,876
                                               ---------       ----------       ----------      ----------     --------
  Net Assets................................   $       0       $6,644,230       $1,422,917      $1,142,164     $577,876
                                               =========       ==========       ==========      ==========     ========

NET ASSETS, representing:
  Accumulation units........................   $       0       $6,644,230       $1,422,917      $1,142,164     $577,876
                                               ---------       ----------       ----------      ----------     --------
                                               $       0       $6,644,230       $1,422,917      $1,142,164     $577,876
                                               =========       ==========       ==========      ==========     ========

  Units outstanding.........................           0          420,821          116,487         104,456       29,597
                                               =========       ==========       ==========      ==========     ========

  Portfolio shares held.....................           0          543,718          141,162       1,142,164       47,135
  Portfolio net asset value per share.......   $    0.00       $    12.22       $    10.08      $     1.00     $  12.26
  Investment in portfolio shares, at cost...   $       0       $7,006,268       $1,459,323      $1,142,164     $484,945

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                              EVERGREEN VA                                                     COLUMBIA
                                              DIVERSIFIED    COLUMBIA ASSET  COLUMBIA FEDERAL COLUMBIA MONEY SMALL COMPANY
                                             INCOME BUILDER ALLOCATION FUND, SECURITIES FUND,  MARKET FUND,  GROWTH FUND,
                                                  FUND             VS               VS              VS            VS
                                             -------------- ---------------- ---------------- -------------- -------------
INVESTMENT INCOME
  Dividend income...........................   $  26,817       $  170,076       $   67,188      $      314     $      0
                                               ---------       ----------       ----------      ----------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      15,584           64,998           14,584          12,777        5,188
                                               ---------       ----------       ----------      ----------     --------

NET EXPENSES................................      15,584           64,998           14,584          12,777        5,188
                                               ---------       ----------       ----------      ----------     --------

NET INVESTMENT INCOME (LOSS)................      11,233          105,078           52,604         (12,463)      (5,188)
                                               ---------       ----------       ----------      ----------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......           0                0                0               0            0
  Realized gain (loss) on shares
   redeemed.................................    (174,631)             335          (26,956)              0       24,669
  Net change in unrealized gain (loss) on
   investments..............................     223,809          647,950           31,631               0      107,644
                                               ---------       ----------       ----------      ----------     --------

NET GAIN (LOSS) ON INVESTMENTS..............      49,178          648,285            4,675               0      132,313
                                               ---------       ----------       ----------      ----------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $  60,411       $  753,363       $   57,279      $  (12,463)    $127,125
                                               =========       ==========       ==========      ==========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
  COLUMBIA    PRUDENTIAL SP     NVIT
  LARGE CAP   INTERNATIONAL  DEVELOPING     THE DOW    FIRST TRUST   GLOBAL DIVIDEND   NASDAQ
GROWTH STOCK,    GROWTH       MARKETS       DART 10    TARGET FOCUS     TARGET 15     TARGET 15  S&P TARGET 24
     VS         PORTFOLIO       FUND       PORTFOLIO  FOUR PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
------------- ------------- ------------  ----------  -------------- --------------- ----------  -------------
 $5,144,419    $11,237,050  $163,952,100  $6,797,544   $10,720,945     $36,491,179   $7,702,423   $9,500,148
 ----------    -----------  ------------  ----------   -----------     -----------   ----------   ----------
 $5,144,419    $11,237,050  $163,952,100  $6,797,544   $10,720,945     $36,491,179   $7,702,423   $9,500,148
 ==========    ===========  ============  ==========   ===========     ===========   ==========   ==========

 $5,144,419    $11,237,050  $163,952,100  $6,797,544   $10,720,945     $36,491,179   $7,702,423   $9,500,148
 ----------    -----------  ------------  ----------   -----------     -----------   ----------   ----------
 $5,144,419    $11,237,050  $163,952,100  $6,797,544   $10,720,945     $36,491,179   $7,702,423   $9,500,148
 ==========    ===========  ============  ==========   ===========     ===========   ==========   ==========

    428,939        897,050     6,635,573     626,791     1,562,752       2,172,888      786,515      915,334
 ==========    ===========  ============  ==========   ===========     ===========   ==========   ==========

    176,663      2,165,135    23,488,839     672,358     2,165,848       1,719,660      830,898    1,004,244
 $    29.12    $      5.19  $       6.98  $    10.11   $      4.95     $     21.22   $     9.27   $     9.46
 $4,218,771    $ 8,923,281  $134,031,927  $5,562,362   $ 8,785,179     $32,261,281   $6,636,921   $7,589,630


                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
  COLUMBIA    PRUDENTIAL SP
  LARGE CAP   INTERNATIONAL     NVIT        THE DOW    FIRST TRUST   GLOBAL DIVIDEND   NASDAQ
GROWTH STOCK,    GROWTH      DEVELOPING     DART 10    TARGET FOCUS     TARGET 15     TARGET 15  S&P TARGET 24
     VS         PORTFOLIO   MARKETS FUND   PORTFOLIO  FOUR PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
------------- ------------- ------------  ----------  -------------- --------------- ----------  -------------

 $   28,728    $   177,912  $          0  $        0   $         0     $         0   $        0   $        0
 ----------    -----------  ------------  ----------   -----------     -----------   ----------   ----------

     49,368        187,504     2,551,635      89,117       184,472         660,562       57,547      137,264
 ----------    -----------  ------------  ----------   -----------     -----------   ----------   ----------

     49,368        187,504     2,551,635      89,117       184,472         660,562       57,547      137,264
 ----------    -----------  ------------  ----------   -----------     -----------   ----------   ----------

    (20,640)        (9,592)   (2,551,635)    (89,117)     (184,472)       (660,562)     (57,547)    (137,264)
 ----------    -----------  ------------  ----------   -----------     -----------   ----------   ----------

          0              0             0           0             0               0            0            0

     83,835     (2,481,963)   18,741,371     (73,294)    2,110,362      (5,958,750)     658,256      477,096

    686,344      3,641,773      (422,470)    899,612      (413,243)      8,776,297      552,534      838,360
 ----------    -----------  ------------  ----------   -----------     -----------   ----------   ----------

    770,179      1,159,810    18,318,901     826,318     1,697,119       2,817,547    1,210,790    1,315,456
 ----------    -----------  ------------  ----------   -----------     -----------   ----------   ----------

 $  749,539    $ 1,150,218  $ 15,767,266  $  737,201   $ 1,512,647     $ 2,156,985   $1,153,243   $1,178,192
 ==========    ===========  ============  ==========   ===========     ===========   ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                          SUBACCOUNTS
                                             ---------------------------------------------------------------------
                                                TARGET      VALUE LINE
                                                MANAGED     TARGET 25     THE DOW TARGET    PROFUND VP  PROFUND VP
                                             VIP PORTFOLIO  PORTFOLIO   DIVIDEND PORTFOLIO   ASIA 30      BANKS
                                             ------------- -----------  ------------------ -----------  ----------
ASSETS
  Investment in the portfolios, at value....  $27,841,580  $12,604,739     $22,288,195     $59,466,007  $6,663,091
                                              -----------  -----------     -----------     -----------  ----------
  Net Assets................................  $27,841,580  $12,604,739     $22,288,195     $59,466,007  $6,663,091
                                              ===========  ===========     ===========     ===========  ==========

NET ASSETS, representing:
  Accumulation units........................  $27,841,580  $12,604,739     $22,288,195     $59,466,007  $6,663,091
                                              -----------  -----------     -----------     -----------  ----------
                                              $27,841,580  $12,604,739     $22,288,195     $59,466,007  $6,663,091
                                              ===========  ===========     ===========     ===========  ==========

  Units outstanding.........................    2,782,763    1,410,791       2,628,048       2,412,977   1,298,049
                                              ===========  ===========     ===========     ===========  ==========

  Portfolio shares held.....................    2,921,467    3,379,287       2,391,437         972,939     524,240
  Portfolio net asset value per share.......  $      9.53  $      3.73     $      9.32     $     61.12  $    12.71
  Investment in portfolio shares, at cost...  $25,971,102  $13,155,559     $17,980,396     $57,714,974  $6,189,105

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                          SUBACCOUNTS
                                             ---------------------------------------------------------------------
                                                TARGET      VALUE LINE
                                                MANAGED     TARGET 25     THE DOW TARGET    PROFUND VP  PROFUND VP
                                             VIP PORTFOLIO  PORTFOLIO   DIVIDEND PORTFOLIO   ASIA 30      BANKS
                                             ------------- -----------  ------------------ -----------  ----------
INVESTMENT INCOME
  Dividend income...........................  $         0  $         0     $         0     $    49,379  $    6,042
                                              -----------  -----------     -----------     -----------  ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      475,253      165,822         384,662         926,142     125,548
                                              -----------  -----------     -----------     -----------  ----------

NET EXPENSES................................      475,253      165,822         384,662         926,142     125,548
                                              -----------  -----------     -----------     -----------  ----------

NET INVESTMENT INCOME (LOSS)                     (475,253)    (165,822)       (384,662)       (876,763)   (119,506)
                                              -----------  -----------     -----------     -----------  ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0            0               0               0           0
  Realized gain (loss) on shares
   redeemed.................................   (6,222,133)  (2,653,733)     (2,581,643)       (518,353)   (983,108)
  Net change in unrealized gain (loss) on
   investments..............................   10,769,127    5,665,941       5,994,271       2,747,303     903,105
                                              -----------  -----------     -----------     -----------  ----------

NET GAIN (LOSS) ON INVESTMENTS..............    4,546,994    3,012,208       3,412,628       2,228,950     (80,003)
                                              -----------  -----------     -----------     -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................  $ 4,071,741  $ 2,846,386     $ 3,027,966     $ 1,352,187  $ (199,509)
                                              ===========  ===========     ===========     ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                               PROFUND VP                             PROFUND VP
 PROFUND VP      PROFUND VP      BASIC      PROFUND VP   PROFUND VP    CONSUMER     PROFUND VP    PROFUND VP
    BEAR        BIOTECHNOLOGY  MATERIALS    ULTRABULL       BULL       SERVICES   CONSUMER GOODS  OIL & GAS
------------    ------------- -----------  -----------  -----------  -----------  -------------- -----------
$ 21,389,653     $5,904,889   $55,254,023  $12,189,679  $57,453,486  $15,545,714   $17,147,765   $64,390,227
------------     ----------   -----------  -----------  -----------  -----------   -----------   -----------
$ 21,389,653     $5,904,889   $55,254,023  $12,189,679  $57,453,486  $15,545,714   $17,147,765   $64,390,227
============     ==========   ===========  ===========  ===========  ===========   ===========   ===========

$ 21,389,653     $5,904,889   $55,254,023  $12,189,679  $57,453,486  $15,545,714   $17,147,765   $64,390,227
------------     ----------   -----------  -----------  -----------  -----------   -----------   -----------
$ 21,389,653     $5,904,889   $55,254,023  $12,189,679  $57,453,486  $15,545,714   $17,147,765   $64,390,227
============     ==========   ===========  ===========  ===========  ===========   ===========   ===========

   3,980,611        569,921     3,099,368    1,807,351    5,434,551    1,604,048     1,382,231     3,005,340
============     ==========   ===========  ===========  ===========  ===========   ===========   ===========

   1,050,057        258,194     1,059,115    1,038,303    2,184,543      485,652       495,887     1,385,034
$      20.37     $    22.87   $     52.17  $     11.74  $     26.30  $     32.01   $     34.58   $     46.49
$ 22,708,354     $5,780,243   $46,616,011  $11,276,630  $55,048,719  $14,214,260   $15,793,981   $57,045,116


                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                               PROFUND VP                             PROFUND VP
 PROFUND VP      PROFUND VP      BASIC      PROFUND VP   PROFUND VP    CONSUMER     PROFUND VP    PROFUND VP
    BEAR        BIOTECHNOLOGY  MATERIALS    ULTRABULL       BULL       SERVICES   CONSUMER GOODS  OIL & GAS
------------    ------------- -----------  -----------  -----------  -----------  -------------- -----------

$          0     $        0   $   251,751  $         0  $    83,062  $         0   $   149,131   $   224,923
------------     ----------   -----------  -----------  -----------  -----------   -----------   -----------



     645,512        138,731       690,023      193,815      899,779      188,560       278,851       852,514
------------     ----------   -----------  -----------  -----------  -----------   -----------   -----------

     645,512        138,731       690,023      193,815      899,779      188,560       278,851       852,514
------------     ----------   -----------  -----------  -----------  -----------   -----------   -----------

    (645,512)      (138,731)     (438,272)    (193,815)    (816,717)    (188,560)     (129,720)     (627,591)
------------     ----------   -----------  -----------  -----------  -----------   -----------   -----------

           0              0             0            0            0            0             0             0
  (9,744,950)       173,024     3,315,697    1,991,482    4,694,940       10,325     1,316,064      (686,156)
     374,910          2,182     4,475,258       62,795      812,337    1,209,603       762,619     8,176,133
------------     ----------   -----------  -----------  -----------  -----------   -----------   -----------

  (9,370,040)       175,206     7,790,955    2,054,277    5,507,277    1,219,928     2,078,683     7,489,977
------------     ----------   -----------  -----------  -----------  -----------   -----------   -----------

$(10,015,552)    $   36,475   $ 7,352,683  $ 1,860,462  $ 4,690,560  $ 1,031,368   $ 1,948,963   $ 6,862,386
============     ==========   ===========  ===========  ===========  ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------

                                              PROFUND VP   PROFUND VP  PROFUND VP U.S. PROFUND VP   ACCESS VP HIGH
                                              EUROPE 30    FINANCIALS  GOVERNMENT PLUS HEALTH CARE    YIELD FUND
                                             -----------  -----------  --------------- -----------  --------------
ASSETS
  Investment in the portfolios, at value.... $34,023,995  $18,134,344    $28,659,025   $16,608,823   $18,991,832
                                             -----------  -----------    -----------   -----------   -----------
  Net Assets................................ $34,023,995  $18,134,344    $28,659,025   $16,608,823   $18,991,832
                                             ===========  ===========    ===========   ===========   ===========

NET ASSETS, representing:
  Accumulation units........................ $34,023,995  $18,134,344    $28,659,025   $16,608,823   $18,991,832
                                             -----------  -----------    -----------   -----------   -----------
                                             $34,023,995  $18,134,344    $28,659,025   $16,608,823   $18,991,832
                                             ===========  ===========    ===========   ===========   ===========

  Units outstanding.........................   3,144,021    2,566,539      2,138,497     1,736,274     1,290,923
                                             ===========  ===========    ===========   ===========   ===========

  Portfolio shares held.....................   1,599,624      915,414      1,461,450       574,501       714,785
  Portfolio net asset value per share....... $     21.27  $     19.81    $     19.61   $     28.91   $     26.57
  Investment in portfolio shares, at cost... $32,465,573  $16,883,481    $31,173,816   $16,017,223   $18,688,715

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------

                                              PROFUND VP   PROFUND VP  PROFUND VP U.S. PROFUND VP   ACCESS VP HIGH
                                              EUROPE 30    FINANCIALS  GOVERNMENT PLUS HEALTH CARE    YIELD FUND
                                             -----------  -----------  --------------- -----------  --------------
INVESTMENT INCOME
  Dividend income........................... $   573,732  $    55,009    $   201,603   $    71,833   $ 2,682,874
                                             -----------  -----------    -----------   -----------   -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     476,925      312,618        770,757       309,479       261,444
                                             -----------  -----------    -----------   -----------   -----------

NET EXPENSES................................     476,925      312,618        770,757       309,479       261,444
                                             -----------  -----------    -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS)................      96,807     (257,609)      (569,154)     (237,646)    2,421,430
                                             -----------  -----------    -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......           0            0              0             0             0
  Realized gain (loss) on shares
   redeemed.................................  (1,277,023)    (527,424)     3,213,068     1,333,539       307,747
  Net change in unrealized gain (loss) on
   investments..............................  (1,373,438)   1,355,549     (1,036,769)     (748,912)     (556,087)
                                             -----------  -----------    -----------   -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS..............  (2,650,461)     828,125      2,176,299       584,627      (248,340)
                                             -----------  -----------    -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $(2,553,654) $   570,516    $ 1,607,145   $   346,981   $ 2,173,090
                                             ===========  ===========    ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                                                          PROFUND VP   PROFUND VP
PROFUND VP      PROFUND VP   PROFUND VP    PROFUND VP      MID-CAP      MID-CAP      PROFUND VP    PROFUND VP
INDUSTRIALS      INTERNET      JAPAN     PRECIOUS METALS    GROWTH       VALUE     PHARMACEUTICALS REAL ESTATE
-----------    -----------  -----------  --------------- -----------  -----------  --------------- -----------
$15,943,215    $16,904,165  $10,269,280   $140,601,934   $69,919,565  $28,287,100    $5,086,239    $16,643,318
-----------    -----------  -----------   ------------   -----------  -----------    ----------    -----------
$15,943,215    $16,904,165  $10,269,280   $140,601,934   $69,919,565  $28,287,100    $5,086,239    $16,643,318
===========    ===========  ===========   ============   ===========  ===========    ==========    ===========

$15,943,215    $16,904,165  $10,269,280   $140,601,934   $69,919,565  $28,287,100    $5,086,239    $16,643,318
-----------    -----------  -----------   ------------   -----------  -----------    ----------    -----------
$15,943,215    $16,904,165  $10,269,280   $140,601,934   $69,919,565  $28,287,100    $5,086,239    $16,643,318
===========    ===========  ===========   ============   ===========  ===========    ==========    ===========

  1,255,274        650,532    1,285,956      6,200,393     4,928,250    2,068,855       650,106      1,045,159
===========    ===========  ===========   ============   ===========  ===========    ==========    ===========

    433,004        278,349      806,699      2,518,394     2,043,834    1,087,547       230,251        385,530
$     36.82    $     60.73  $     12.73   $      55.83   $     34.21  $     26.01    $    22.09    $     43.17
$14,612,787    $15,050,804  $ 9,809,101   $115,585,631   $66,651,068  $27,286,250    $5,058,113    $16,032,203


                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                                                          PROFUND VP   PROFUND VP
PROFUND VP      PROFUND VP   PROFUND VP    PROFUND VP      MID-CAP      MID-CAP      PROFUND VP    PROFUND VP
INDUSTRIALS      INTERNET      JAPAN     PRECIOUS METALS    GROWTH       VALUE     PHARMACEUTICALS REAL ESTATE
-----------    -----------  -----------  --------------- -----------  -----------  --------------- -----------
$    54,299    $         0  $         0   $          0   $         0  $   174,092    $  286,626    $   732,239
-----------    -----------  -----------   ------------   -----------  -----------    ----------    -----------

    289,152        142,557      164,918      1,791,034       647,565      496,032       111,005        343,825
-----------    -----------  -----------   ------------   -----------  -----------    ----------    -----------

    289,152        142,557      164,918      1,791,034       647,565      496,032       111,005        343,825
-----------    -----------  -----------   ------------   -----------  -----------    ----------    -----------

   (234,853)      (142,557)    (164,918)    (1,791,034)     (647,565)    (321,940)      175,621        388,414
-----------    -----------  -----------   ------------   -----------  -----------    ----------    -----------

          0        320,197            0              0             0            0             0              0

  1,578,806        892,147     (683,497)    15,035,695     6,933,150    4,958,667       (96,882)     2,379,971
  1,062,363      1,004,339     (208,486)    15,373,102     1,830,475     (246,869)     (221,556)      (109,759)
-----------    -----------  -----------   ------------   -----------  -----------    ----------    -----------

  2,641,169      2,216,683     (891,983)    30,408,797     8,763,625    4,711,798      (318,438)     2,270,212
-----------    -----------  -----------   ------------   -----------  -----------    ----------    -----------

$ 2,406,316    $ 2,074,126  $(1,056,901)  $ 28,617,763   $ 8,116,060  $ 4,389,858    $ (142,817)   $ 2,658,626
===========    ===========  ===========   ============   ===========  ===========    ==========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

    FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                        SUBACCOUNTS
                                             ----------------------------------------------------------------
                                              PROFUND VP                              PROFUND VP   PROFUND VP
                                             RISING RATES  PROFUND VP   PROFUND VP    SMALL-CAP      SHORT
                                             OPPORTUNITY   NASDAQ-100  SEMICONDUCTOR    GROWTH      MID-CAP
                                             ------------ -----------  ------------- -----------  -----------
ASSETS
  Investment in the portfolios, at value.... $34,706,754  $38,550,905   $2,546,439   $54,220,246  $ 1,769,407
                                             -----------  -----------   ----------   -----------  -----------
  Net Assets................................ $34,706,754  $38,550,905   $2,546,439   $54,220,246  $ 1,769,407
                                             ===========  ===========   ==========   ===========  ===========

NET ASSETS, representing:
  Accumulation units........................ $34,706,754  $38,550,905   $2,546,439   $54,220,246  $ 1,769,407
                                             -----------  -----------   ----------   -----------  -----------
                                             $34,706,754  $38,550,905   $2,546,439   $54,220,246  $ 1,769,407
                                             ===========  ===========   ==========   ===========  ===========

  Units outstanding.........................   8,233,308    4,004,792      387,235     3,712,325      374,376
                                             ===========  ===========   ==========   ===========  ===========

  Portfolio shares held.....................   2,892,229    2,002,644      127,449     1,889,866      118,355
  Portfolio net asset value per share....... $     12.00  $     19.25   $    19.98   $     28.69  $     14.95
  Investment in portfolio shares, at cost... $32,795,021  $37,013,664   $2,402,916   $49,456,979  $ 1,971,738

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                        SUBACCOUNTS
                                             ----------------------------------------------------------------
                                              PROFUND VP                              PROFUND VP   PROFUND VP
                                             RISING RATES  PROFUND VP   PROFUND VP    SMALL-CAP      SHORT
                                             OPPORTUNITY   NASDAQ-100  SEMICONDUCTOR    GROWTH      MID-CAP
                                             ------------ -----------  ------------- -----------  -----------
INVESTMENT INCOME
  Dividend income........................... $         0  $         0   $   33,059   $         0  $         0
                                             -----------  -----------   ----------   -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     562,537      457,839       44,590       490,320       74,346
                                             -----------  -----------   ----------   -----------  -----------

NET EXPENSES................................     562,537      457,839       44,590       490,320       74,346
                                             -----------  -----------   ----------   -----------  -----------

NET INVESTMENT INCOME (LOSS)................    (562,537)    (457,839)     (11,531)     (490,320)     (74,346)
                                             -----------  -----------   ----------   -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received......           0            0            0             0            0
  Realized gain (loss) on shares
   redeemed.................................  (7,429,230)   3,079,213       91,934     1,054,206   (1,951,339)
  Net change in unrealized gain (loss) on
   investments..............................     383,455     (135,946)    (158,594)    3,320,779       11,622
                                             -----------  -----------   ----------   -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS..............  (7,045,775)   2,943,267      (66,660)    4,374,985   (1,939,717)
                                             -----------  -----------   ----------   -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $(7,608,312) $ 2,485,428   $  (78,191)  $ 3,884,665  $(2,014,063)
                                             ===========  ===========   ==========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 PROFUND VP       PROFUND VP   PROFUND VP
   SHORT            SHORT      SMALL-CAP    PROFUND VP      PROFUND VP      PROFUND VP    PROFUND VP      PROFUND VP
 NASDAQ-100       SMALL-CAP      VALUE      TECHNOLOGY  TELECOMMUNICATIONS ULTRAMID-CAP ULTRANASDAQ-100 ULTRASMALL-CAP
-----------      -----------  -----------  -----------  ------------------ ------------ --------------- --------------

$ 6,670,690      $ 3,927,893  $22,662,562  $10,700,360     $14,077,393     $38,605,710    $29,712,605    $17,476,274
-----------      -----------  -----------  -----------     -----------     -----------    -----------    -----------
$ 6,670,690      $ 3,927,893  $22,662,562  $10,700,360     $14,077,393     $38,605,710    $29,712,605    $17,476,274
===========      ===========  ===========  ===========     ===========     ===========    ===========    ===========

$ 6,670,690      $ 3,927,893  $22,662,562  $10,700,360     $14,077,393     $38,605,710    $29,712,605    $17,476,274
-----------      -----------  -----------  -----------     -----------     -----------    -----------    -----------
$ 6,670,690      $ 3,927,893  $22,662,562  $10,700,360     $14,077,393     $38,605,710    $29,712,605    $17,476,274
===========      ===========  ===========  ===========     ===========     ===========    ===========    ===========

  2,018,684          840,511    1,786,699    1,440,130       1,766,778       2,833,583     17,474,379      1,784,211
===========      ===========  ===========  ===========     ===========     ===========    ===========    ===========

    705,893          463,742      830,130      636,169       1,862,089       1,404,866      1,364,842      1,082,122
$      9.45      $      8.47  $     27.30  $     16.82     $      7.56     $     27.48    $     21.77    $     16.15
$ 6,970,483      $ 3,976,280  $20,447,616  $ 9,720,830     $13,229,669     $35,052,901    $25,635,803    $15,752,933


                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 PROFUND VP       PROFUND VP   PROFUND VP
   SHORT            SHORT      SMALL-CAP    PROFUND VP      PROFUND VP      PROFUND VP    PROFUND VP      PROFUND VP
 NASDAQ-100       SMALL-CAP      VALUE      TECHNOLOGY  TELECOMMUNICATIONS ULTRAMID-CAP ULTRANASDAQ-100 ULTRASMALL-CAP
-----------      -----------  -----------  -----------  ------------------ ------------ --------------- --------------

$         0      $         0  $    46,246  $         0     $   351,690     $         0    $         0    $         0
-----------      -----------  -----------  -----------     -----------     -----------    -----------    -----------

    200,208           95,099      406,639      151,275         181,616         468,423        428,502        212,002
-----------      -----------  -----------  -----------     -----------     -----------    -----------    -----------

    200,208           95,099      406,639      151,275         181,616         468,423        428,502        212,002
-----------      -----------  -----------  -----------     -----------     -----------    -----------    -----------

   (200,208)         (95,099)    (360,393)    (151,275)        170,074        (468,423)      (428,502)      (212,002)
-----------      -----------  -----------  -----------     -----------     -----------    -----------    -----------

          0                0            0            0               0               0              0              0
 (3,594,653)      (3,342,666)     128,441      563,298         784,278       9,919,045      6,990,798      4,317,421

    422,122          270,816    1,961,349     (512,927)        712,692       1,433,166        872,473        744,214
-----------      -----------  -----------  -----------     -----------     -----------    -----------    -----------

 (3,172,531)      (3,071,850)   2,089,790       50,371       1,496,970      11,352,211      7,863,271      5,061,635
-----------      -----------  -----------  -----------     -----------     -----------    -----------    -----------

$(3,372,739)     $(3,166,949) $ 1,729,397  $  (100,904)    $ 1,667,044     $10,883,788    $ 7,434,769    $ 4,849,633
===========      ===========  ===========  ===========     ===========     ===========    ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                      SUBACCOUNTS
                                             -------------------------------------------------------------

                                                          PROFUND VP   PROFUND VP                RYDEX VT
                                             PROFUND VP   LARGE-CAP    LARGE-CAP    RYDEX VT    NASDAQ-100
                                             UTILITIES      GROWTH       VALUE      NOVA FUND      FUND
                                             ----------- -----------  -----------  ----------  -----------
ASSETS
  Investment in the portfolios, at value.... $25,613,300 $33,212,286  $30,816,380  $1,759,819  $10,506,622
                                             ----------- -----------  -----------  ----------  -----------
  Net Assets................................ $25,613,300 $33,212,286  $30,816,380  $1,759,819  $10,506,622
                                             =========== ===========  ===========  ==========  ===========

NET ASSETS, representing:
  Accumulation units........................ $25,613,300 $33,212,286  $30,816,380  $1,759,819  $10,506,622
                                             ----------- -----------  -----------  ----------  -----------
                                             $25,613,300 $33,212,286  $30,816,380  $1,759,819  $10,506,622
                                             =========== ===========  ===========  ==========  ===========

  Units outstanding.........................   2,038,857   3,155,232    3,322,025     325,867    1,398,195
                                             =========== ===========  ===========  ==========  ===========

  Portfolio shares held.....................     903,149     989,639    1,267,642      24,031      555,612
  Portfolio net asset value per share....... $     28.36 $     33.56  $     24.31  $    73.23  $     18.91
  Investment in portfolio shares, at cost... $24,287,270 $30,467,902  $28,721,396  $1,524,073  $11,988,649

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                      SUBACCOUNTS
                                             -------------------------------------------------------------

                                                          PROFUND VP   PROFUND VP                RYDEX VT
                                             PROFUND VP   LARGE-CAP    LARGE-CAP    RYDEX VT    NASDAQ-100
                                             UTILITIES      GROWTH       VALUE      NOVA FUND      FUND
                                             ----------- -----------  -----------  ----------  -----------
INVESTMENT INCOME
  Dividend income........................... $   639,406 $    23,601  $   362,815  $    3,467  $         0
                                             ----------- -----------  -----------  ----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     424,533     522,000      535,144      24,139      146,839
                                             ----------- -----------  -----------  ----------  -----------

NET EXPENSES................................     424,533     522,000      535,144      24,139      146,839
                                             ----------- -----------  -----------  ----------  -----------

NET INVESTMENT INCOME (LOSS)................     214,873    (498,399)    (172,329)    (20,672)    (146,839)
                                             ----------- -----------  -----------  ----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received......           0           0            0           0            0
  Realized gain (loss) on shares
   redeemed.................................     697,969   4,096,343    2,018,841      54,944     (892,809)
  Net change in unrealized gain (loss) on
   investments..............................      40,108    (751,921)     996,911     257,234    2,647,549
                                             ----------- -----------  -----------  ----------  -----------

NET GAIN (LOSS) ON INVESTMENTS..............     738,077   3,344,422    3,015,752     312,178    1,754,740
                                             ----------- -----------  -----------  ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................ $   952,950 $ 2,846,023  $ 2,843,423  $  291,506  $ 1,607,901
                                             =========== ===========  ===========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                                                 WELLS FARGO                  WELLS FARGO
   RYDEX VT                      INVESCO V.I.    INVESCO V.I.                   ADVANTAGE VT    WELLS FARGO  ADVANTAGE VT
INVERSE S&P 500 INVESCO V.I.  FINANCIAL SERVICES GLOBAL HEALTH  INVESCO V.I.     INDEX ASSET   ADVANTAGE VT  C&B LARGE CAP
 STRATEGY FUND  DYNAMICS FUND        FUND          CARE FUND   TECHNOLOGY FUND ALLOCATION FUND EQUITY INCOME     VALUE
--------------- ------------- ------------------ ------------- --------------- --------------- ------------- -------------
   $148,618      $24,581,775     $18,788,664      $36,404,809    $36,193,342     $30,448,509    $         0    $       0
   --------      -----------     -----------      -----------    -----------     -----------    -----------    ---------
   $148,618      $24,581,775     $18,788,664      $36,404,809    $36,193,342     $30,448,509    $         0    $       0
   ========      ===========     ===========      ===========    ===========     ===========    ===========    =========

   $148,618      $24,581,775     $18,788,664      $36,404,809    $36,193,342     $30,448,509    $         0    $       0
   --------      -----------     -----------      -----------    -----------     -----------    -----------    ---------
   $148,618      $24,581,775     $18,788,664      $36,404,809    $36,193,342     $30,448,509    $         0    $       0
   ========      ===========     ===========      ===========    ===========     ===========    ===========    =========

     21,649        2,006,106       2,884,268        2,704,265      5,380,471       1,250,336              0            0
   ========      ===========     ===========      ===========    ===========     ===========    ===========    =========

      4,227        1,394,315       3,343,179        2,178,624      2,262,084       2,597,996              0            0
   $  35.16      $     17.63     $      5.62      $     16.71    $     16.00     $     11.72    $      0.00    $    0.00
   $193,775      $19,307,956     $18,150,658      $31,104,622    $29,607,069     $32,473,483    $         0    $       0


                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                                                 WELLS FARGO                  WELLS FARGO
   RYDEX VT                      INVESCO V.I.    INVESCO V.I.                   ADVANTAGE VT    WELLS FARGO  ADVANTAGE VT
INVERSE S&P 500 INVESCO V.I.  FINANCIAL SERVICES GLOBAL HEALTH  INVESCO V.I.     INDEX ASSET   ADVANTAGE VT  C&B LARGE CAP
 STRATEGY FUND  DYNAMICS FUND        FUND          CARE FUND   TECHNOLOGY FUND ALLOCATION FUND EQUITY INCOME     VALUE
--------------- ------------- ------------------ ------------- --------------- --------------- ------------- -------------

   $      0      $         0     $    20,276      $         0    $         0     $   537,954    $   101,181    $  51,823
   --------      -----------     -----------      -----------    -----------     -----------    -----------    ---------

      2,489          366,854         315,227          615,553        450,629         432,203         99,977       47,783
   --------      -----------     -----------      -----------    -----------     -----------    -----------    ---------

      2,489          366,854         315,227          615,553        450,629         432,203         99,977       47,783
   --------      -----------     -----------      -----------    -----------     -----------    -----------    ---------

     (2,489)        (366,854)       (294,951)        (615,553)      (450,629)        105,751          1,204        4,040
   --------      -----------     -----------      -----------    -----------     -----------    -----------    ---------

          0                0               0                0              0               0              0            0
    (12,366)      (3,683,437)      2,888,663       (4,548,642)       736,220        (153,049)    (1,419,260)    (591,164)
    (18,020)       8,262,078      (1,709,526)       6,044,109      4,906,721       3,382,442        940,390      329,468
   --------      -----------     -----------      -----------    -----------     -----------    -----------    ---------

    (30,386)       4,578,641       1,179,137        1,495,467      5,642,941       3,229,393       (478,870)    (261,696)
   --------      -----------     -----------      -----------    -----------     -----------    -----------    ---------

   $(32,875)     $ 4,211,787     $   884,186      $   879,914    $ 5,192,312     $ 3,335,144    $  (477,666)   $(257,656)
   ========      ===========     ===========      ===========    ===========     ===========    ===========    =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                          SUBACCOUNTS
                                             ---------------------------------------------------------------------
                                                            WELLS FARGO    WELLS FARGO               WELLS FARGO
                                             WELLS FARGO     ADVANTAGE      ADVANTAGE  WELLS FARGO    ADVANTAGE
                                              ADVANTAGE   VT INTERNATIONAL  VT LARGE    ADVANTAGE    VT SMALL CAP
                                               VT LARGE   EQUITY PORTFOLIO   COMPANY    VT MONEY   GROWTH PORTFOLIO
                                             COMPANY CORE  SHARE CLASS 2     GROWTH      MARKET     SHARE CLASS 2
                                             ------------ ---------------- ----------- ----------- ----------------
ASSETS
  Investment in the portfolios, at value.... $         0     $  883,215     $       0   $      0      $2,272,659
                                             -----------     ----------     ---------   --------      ----------
  Net Assets................................ $         0     $  883,215     $       0   $      0      $2,272,659
                                             ===========     ==========     =========   ========      ==========

NET ASSETS, representing:
  Accumulation units........................ $         0     $  883,215     $       0   $      0      $2,272,659
                                             -----------     ----------     ---------   --------      ----------
                                             $         0     $  883,215     $       0   $      0      $2,272,659
                                             ===========     ==========     =========   ========      ==========

  Units outstanding.........................           0        111,098             0          0         162,110
                                             ===========     ==========     =========   ========      ==========

  Portfolio shares held.....................           0        153,870             0          0         282,318
  Portfolio net asset value per share....... $      0.00     $     5.74     $    0.00   $   0.00      $     8.05
  Investment in portfolio shares, at cost... $         0     $1,018,982     $       0   $      0      $2,077,529

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                          SUBACCOUNTS
                                             ---------------------------------------------------------------------
                                                            WELLS FARGO    WELLS FARGO               WELLS FARGO
                                             WELLS FARGO     ADVANTAGE      ADVANTAGE  WELLS FARGO    ADVANTAGE
                                              ADVANTAGE   VT INTERNATIONAL  VT LARGE    ADVANTAGE    VT SMALL CAP
                                               VT LARGE   EQUITY PORTFOLIO   COMPANY    VT MONEY   GROWTH PORTFOLIO
                                             COMPANY CORE  SHARE CLASS 2     GROWTH      MARKET     SHARE CLASS 2
                                             ------------ ---------------- ----------- ----------- ----------------
INVESTMENT INCOME
  Dividend income........................... $    94,512     $    5,277     $  26,525   $    989      $        0
                                             -----------     ----------     ---------   --------      ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      61,932         11,824        26,117     68,071          30,493
                                             -----------     ----------     ---------   --------      ----------

NET EXPENSES................................      61,932         11,824        26,117     68,071          30,493
                                             -----------     ----------     ---------   --------      ----------

NET INVESTMENT INCOME (LOSS)................      32,580         (6,547)          408    (67,082)        (30,493)
                                             -----------     ----------     ---------   --------      ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received......           0              0             0          0               0
  Realized gain (loss) on shares
   redeemed.................................  (1,501,504)      (220,064)     (167,620)         4         (89,838)
  Net change in unrealized gain (loss) on
   investments..............................     709,940        326,026      (173,809)        (4)        606,407
                                             -----------     ----------     ---------   --------      ----------

NET GAIN (LOSS) ON INVESTMENTS..............    (791,564)       105,962      (341,429)         0         516,569
                                             -----------     ----------     ---------   --------      ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $  (758,984)    $   99,415     $(341,021)  $(67,082)     $  486,076
                                             ===========     ==========     =========   ========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------

WELLS FARGO                   AST FIRST TRUST                                 AST
 ADVANTAGE    AST FIRST TRUST     CAPITAL       AST ADVANCED    COLUMBIA   INVESTMENT
 VT TOTAL     BALANCED TARGET   APPRECIATION     STRATEGIES    HIGH YIELD  GRADE BOND      AST BOND       AST BOND
RETURN BOND      PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO      FUND, VS   PORTFOLIO    PORTFOLIO 2015 PORTFOLIO 2018
-----------   --------------- ---------------- --------------  ---------- ------------  -------------- --------------
$6,105,356    $1,674,835,609   $2,535,431,609  $1,876,265,527   $248,104  $411,628,517   $134,079,780   $82,239,445
----------    --------------   --------------  --------------   --------  ------------   ------------   -----------
$6,105,356    $1,674,835,609   $2,535,431,609  $1,876,265,527   $248,104  $411,628,517   $134,079,780   $82,239,445
==========    ==============   ==============  ==============   ========  ============   ============   ===========

$6,105,356    $1,674,835,609   $2,535,431,609  $1,876,265,527   $248,104  $411,628,517   $134,079,780   $82,239,445
----------    --------------   --------------  --------------   --------  ------------   ------------   -----------
$6,105,356    $1,674,835,609   $2,535,431,609  $1,876,265,527   $248,104  $411,628,517   $134,079,780   $82,239,445
==========    ==============   ==============  ==============   ========  ============   ============   ===========

   361,486       167,521,127      259,219,350     171,067,188     19,489    32,185,486     11,356,464     6,820,750
==========    ==============   ==============  ==============   ========  ============   ============   ===========

   586,490       171,602,009      255,845,773     171,661,988     24,662    34,854,235     11,210,684     6,905,075
$    10.41    $         9.76   $         9.91  $        10.93   $  10.06  $      11.81   $      11.96   $     11.91
$5,833,343    $1,393,624,343   $2,119,898,166  $1,562,840,463   $247,805  $418,826,410   $127,455,844   $78,371,058


                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------

WELLS FARGO                   AST FIRST TRUST                                 AST
 ADVANTAGE    AST FIRST TRUST     CAPITAL       AST ADVANCED    COLUMBIA   INVESTMENT
 VT TOTAL     BALANCED TARGET   APPRECIATION     STRATEGIES    HIGH YIELD  GRADE BOND      AST BOND       AST BOND
RETURN BOND      PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO      FUND, VS   PORTFOLIO    PORTFOLIO 2015 PORTFOLIO 2018
-----------   --------------- ---------------- --------------  ---------- ------------  -------------- --------------

$  220,661    $   23,947,799   $   19,884,275  $   17,976,863   $ 21,828  $ 68,180,209   $  1,612,047   $ 1,006,230
----------    --------------   --------------  --------------   --------  ------------   ------------   -----------



    92,176        27,653,311       38,618,141      31,067,532      2,727    18,208,954      3,510,532     2,227,022
----------    --------------   --------------  --------------   --------  ------------   ------------   -----------

    92,176        27,653,311       38,618,141      31,067,532      2,727    18,208,954      3,510,532     2,227,022
----------    --------------   --------------  --------------   --------  ------------   ------------   -----------

   128,485        (3,705,512)     (18,733,866)    (13,090,669)    19,101    49,971,255     (1,898,485)   (1,220,792)
----------    --------------   --------------  --------------   --------  ------------   ------------   -----------

   179,187                 0                0               0          0   179,099,346      6,153,773     3,888,397

    52,884       (80,200,312)     (58,056,620)    (66,395,094)    (5,392)  (34,387,084)     9,665,322     3,393,084

     3,040       252,101,536      384,436,872     251,824,553     14,131   (72,532,397)       734,830     6,755,417
----------    --------------   --------------  --------------   --------  ------------   ------------   -----------

   235,111       171,901,224      326,380,252     185,429,459      8,739    72,179,865     16,553,925    14,036,898
----------    --------------   --------------  --------------   --------  ------------   ------------   -----------

$  363,596    $  168,195,712   $  307,646,386  $  172,338,790   $ 27,840  $122,151,120   $ 14,655,440   $12,816,106
==========    ==============   ==============  ==============   ========  ============   ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------

                                                                             AST PARAMETRIC    FRANKLIN
                                                                                EMERGING     TEMPLETON VIP
                                                AST BOND    AST GLOBAL REAL  MARKETS EQUITY FOUNDING FUNDS     AST BOND
                                             PORTFOLIO 2019 ESTATE PORTFOLIO   PORTFOLIO    ALLOCATION FUND PORTFOLIO 2016
                                             -------------- ---------------- -------------- --------------- --------------
ASSETS
  Investment in the portfolios, at value....  $72,975,564     $41,194,964     $221,082,551  $1,338,437,460   $42,972,287
                                              -----------     -----------     ------------  --------------   -----------
  Net Assets................................  $72,975,564     $41,194,964     $221,082,551  $1,338,437,460   $42,972,287
                                              ===========     ===========     ============  ==============   ===========

NET ASSETS, representing:
  Accumulation units........................  $72,975,564     $41,194,964     $221,082,551  $1,338,437,460   $42,972,287
                                              -----------     -----------     ------------  --------------   -----------
                                              $72,975,564     $41,194,964     $221,082,551  $1,338,437,460   $42,972,287
                                              ===========     ===========     ============  ==============   ===========

  Units outstanding.........................    6,123,557       4,177,150       19,650,035     141,667,629     4,241,307
                                              ===========     ===========     ============  ==============   ===========

  Portfolio shares held.....................    6,153,083       5,067,031       22,286,547     173,597,595     4,069,345
  Portfolio net asset value per share.......  $     11.86     $      8.13     $       9.92  $         7.71   $     10.56
  Investment in portfolio shares, at cost...  $72,507,088     $36,889,818     $190,598,479  $1,233,964,635   $43,392,134

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------

                                                                             AST PARAMETRIC    FRANKLIN
                                                                                EMERGING     TEMPLETON VIP
                                                AST BOND    AST GLOBAL REAL  MARKETS EQUITY FOUNDING FUNDS     AST BOND
                                             PORTFOLIO 2019 ESTATE PORTFOLIO   PORTFOLIO    ALLOCATION FUND PORTFOLIO 2016
                                             -------------- ---------------- -------------- --------------- --------------
INVESTMENT INCOME
  Dividend income...........................  $   663,175     $   407,619     $    546,589  $   27,024,592   $         0
                                              -----------     -----------     ------------  --------------   -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    1,769,949         481,594        2,662,366      19,397,698     1,731,046
                                              -----------     -----------     ------------  --------------   -----------

NET EXPENSES................................    1,769,949         481,594        2,662,366      19,397,698     1,731,046
                                              -----------     -----------     ------------  --------------   -----------

NET INVESTMENT INCOME (LOSS)................   (1,106,774)        (73,975)      (2,115,777)      7,626,894    (1,731,046)
                                              -----------     -----------     ------------  --------------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received......    4,953,760               0                0         102,018             0
  Realized gain (loss) on shares
   redeemed.................................    3,682,224       2,575,521       11,006,806      68,504,408    10,723,207
  Net change in unrealized gain (loss) on
   investments..............................    2,199,713       1,640,999       18,004,560       6,431,445        48,694
                                              -----------     -----------     ------------  --------------   -----------

NET GAIN (LOSS) ON INVESTMENTS..............   10,835,697       4,216,520       29,011,366      75,037,871    10,771,901
                                              -----------     -----------     ------------  --------------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ 9,728,923     $ 4,142,545     $ 26,895,589  $   82,664,765   $ 9,040,855
                                              ===========     ===========     ============  ==============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                                                WELLS FARGO     WELLS FARGO     WELLS FARGO
                                                                               ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT
                AST JENNISON     AST JENNISON                                   CORE EQUITY   INTRINSIC VALUE  OMEGA GROWTH
   AST BOND    LARGE-CAP VALUE LARGE-CAP GROWTH    AST BOND       AST BOND    PORTFOLIO SHARE PORTFOLIO SHARE PORTFOLIO SHARE
PORTFOLIO 2020    PORTFOLIO       PORTFOLIO     PORTFOLIO 2017 PORTFOLIO 2021     CLASS 2         CLASS 2         CLASS 2
-------------- --------------- ---------------- -------------- -------------- --------------- --------------- ---------------
 $85,718,320     $17,244,708     $11,089,598     $166,785,508   $132,968,655    $8,269,662      $18,922,279     $3,549,031
 -----------     -----------     -----------     ------------   ------------    ----------      -----------     ----------
 $85,718,320     $17,244,708     $11,089,598     $166,785,508   $132,968,655    $8,269,662      $18,922,279     $3,549,031
 ===========     ===========     ===========     ============   ============    ==========      ===========     ==========

 $85,718,320     $17,244,708     $11,089,598     $166,785,508   $132,968,655    $8,269,662      $18,922,279     $3,549,031
 -----------     -----------     -----------     ------------   ------------    ----------      -----------     ----------
 $85,718,320     $17,244,708     $11,089,598     $166,785,508   $132,968,655    $8,269,662      $18,922,279     $3,549,031
 ===========     ===========     ===========     ============   ============    ==========      ===========     ==========

   8,913,944       1,498,334         985,526       15,542,168     12,100,446       696,532        1,674,773        290,415
 ===========     ===========     ===========     ============   ============    ==========      ===========     ==========

   8,563,269       1,441,865         916,496       15,217,656     11,861,611       419,354        1,482,937        147,876
 $     10.01     $     11.96     $     12.10     $      10.96   $      11.21    $    19.72      $     12.76     $    24.00
 $88,136,530     $15,844,389     $10,101,779     $170,293,082   $135,785,292    $6,701,772      $16,262,289     $2,798,917


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                                                WELLS FARGO     WELLS FARGO     WELLS FARGO
                                                                               ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT
                AST JENNISON     AST JENNISON                                   CORE EQUITY   INTRINSIC VALUE  OMEGA GROWTH
   AST BOND    LARGE-CAP VALUE LARGE-CAP GROWTH    AST BOND       AST BOND    PORTFOLIO SHARE PORTFOLIO SHARE PORTFOLIO SHARE
PORTFOLIO 2020    PORTFOLIO       PORTFOLIO     PORTFOLIO 2017 PORTFOLIO 2021     CLASS 2         CLASS 2         CLASS 2
-------------- --------------- ---------------- -------------- -------------- --------------- --------------- ---------------
 $         0     $     3,204     $         0     $          0   $          0    $        0      $         0     $        0
 -----------     -----------     -----------     ------------   ------------    ----------      -----------     ----------

   1,862,984         181,013         113,700        1,950,610        700,931        50,315          122,473         21,296
 -----------     -----------     -----------     ------------   ------------    ----------      -----------     ----------

   1,862,984         181,013         113,700        1,950,610        700,931        50,315          122,473         21,296
 -----------     -----------     -----------     ------------   ------------    ----------      -----------     ----------

  (1,862,984)       (177,809)       (113,700)      (1,950,610)      (700,931)      (50,315)        (122,473)       (21,296)
 -----------     -----------     -----------     ------------   ------------    ----------      -----------     ----------

           0          29,736               0                0              0             0                0              0
  11,661,111        (150,490)       (231,220)      11,000,671     (2,338,330)       61,525          135,497         26,711

  (2,312,288)      1,389,826         937,045       (3,507,574)    (2,816,637)    1,567,890        2,659,990        750,114
 -----------     -----------     -----------     ------------   ------------    ----------      -----------     ----------

   9,348,823       1,269,072         705,825        7,493,097     (5,154,967)    1,629,415        2,795,487        776,825
 -----------     -----------     -----------     ------------   ------------    ----------      -----------     ----------

 $ 7,485,839     $ 1,091,263     $   592,125     $  5,542,487   $ (5,855,898)   $1,579,100      $ 2,673,014     $  755,529
 ===========     ===========     ===========     ============   ============    ==========      ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2010

                                                                                SUBACCOUNTS
                                            ----------------------------------------------------------------------------------
                                                              WELLS FARGO
                                              WELLS FARGO    ADVANTAGE VT     WELLS FARGO                        WELLS FARGO
                                             ADVANTAGE VT        OMEGA        ADVANTAGE VT      WELLS FARGO      ADVANTAGE VT
                                               SMALL CAP        GROWTH      SMALL CAP GROWTH ADVANTAGE VT CORE  INTERNATIONAL
                                            VALUE PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE  EQUITY PORTFOLIO  EQUITY PORTFOLIO
                                             SHARE CLASS 1      CLASS 1         CLASS 1        SHARE CLASS 1    SHARE CLASS 1
                                            --------------- --------------- ---------------- ----------------- ----------------
ASSETS
  Investment in the portfolios, at value...   $1,895,544      $24,511,968     $24,425,462       $4,757,118       $34,424,173
                                              ----------      -----------     -----------       ----------       -----------
  Net Assets...............................   $1,895,544      $24,511,968     $24,425,462       $4,757,118       $34,424,173
                                              ==========      ===========     ===========       ==========       ===========

NET ASSETS, representing:
  Accumulation units.......................   $1,895,544      $24,511,968     $24,425,462       $4,757,118       $34,424,173
                                              ----------      -----------     -----------       ----------       -----------
                                              $1,895,544      $24,511,968     $24,425,462       $4,757,118       $34,424,173
                                              ==========      ===========     ===========       ==========       ===========

  Units outstanding........................      160,403        1,861,068       1,993,460          324,056         2,222,067
                                              ==========      ===========     ===========       ==========       ===========

  Portfolio shares held....................      209,684        1,010,386       3,030,454          240,016         5,986,813
  Portfolio net asset value per share......   $     9.04      $     24.26     $      8.06       $    19.82       $      5.75
  Investment in portfolio shares, at cost..   $1,550,052      $19,575,398     $19,238,225       $3,865,023       $28,497,987

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                                SUBACCOUNTS
                                            ----------------------------------------------------------------------------------
                                                              WELLS FARGO
                                              WELLS FARGO    ADVANTAGE VT     WELLS FARGO                        WELLS FARGO
                                             ADVANTAGE VT        OMEGA        ADVANTAGE VT      WELLS FARGO      ADVANTAGE VT
                                               SMALL CAP        GROWTH      SMALL CAP GROWTH ADVANTAGE VT CORE  INTERNATIONAL
                                            VALUE PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE  EQUITY PORTFOLIO  EQUITY PORTFOLIO
                                             SHARE CLASS 1      CLASS 1         CLASS 1        SHARE CLASS 1    SHARE CLASS 1
                                            --------------- --------------- ---------------- ----------------- ----------------
INVESTMENT INCOME
  Dividend income..........................   $        0      $         0     $         0       $        0       $         0
                                              ----------      -----------     -----------       ----------       -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       12,089          161,208         158,144           29,023           244,696
                                              ----------      -----------     -----------       ----------       -----------

NET EXPENSES...............................       12,089          161,208         158,144           29,023           244,696
                                              ----------      -----------     -----------       ----------       -----------

NET INVESTMENT INCOME (LOSS)...............      (12,089)        (161,208)       (158,144)         (29,023)         (244,696)
                                              ----------      -----------     -----------       ----------       -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0                0               0                0                 0
  Realized gain (loss) on shares
   redeemed................................       37,348          376,917         260,678           51,921           566,048
  Net change in unrealized gain (loss) on
   investments.............................      345,492        4,936,570       5,187,237          892,095         5,926,186
                                              ----------      -----------     -----------       ----------       -----------

NET GAIN (LOSS) ON INVESTMENTS.............      382,840        5,313,487       5,447,915          944,016         6,492,234
                                              ----------      -----------     -----------       ----------       -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $  370,751      $ 5,152,279     $ 5,289,771       $  914,993       $ 6,247,538
                                              ==========      ===========     ===========       ==========       ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      A24

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                       SUBACCOUNTS
                                   -----------------------------------------------------------------------------------
                                   AST ALLIANCEBERNSTEIN GROWTH AST T. ROWE PRICE LARGE-CAP AST AMERICAN CENTURY INCOME
                                        & INCOME PORTFOLIO           GROWTH PORTFOLIO           & GROWTH PORTFOLIO
                                   ---------------------------  --------------------------  --------------------------
                                     01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009
                                         TO            TO            TO            TO            TO            TO
                                     12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009
                                   -------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  (2,148,099) $ 10,147,941  $ (7,066,952) $ (4,637,923) $   (625,265) $  1,096,413
  Capital gains distributions
   received.......................             0             0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.......................   (85,992,476)  (87,342,832)   (3,529,724)  (11,018,636)   (4,493,999)   (5,881,743)
  Net change in unrealized gain
   (loss) on investments..........   166,535,349   191,535,102    59,076,988   117,617,762    25,731,195    27,976,426
                                   -------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    78,394,774   114,340,211    48,480,312   101,961,203    20,611,931    23,191,096
                                   -------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    19,630,296    37,498,875    39,197,029    60,425,035    14,956,499    35,926,326
  Surrenders, withdrawals and
   death benefits.................  (107,606,565)  (86,047,450)  (32,286,093)  (19,995,080)  (22,122,511)  (19,211,676)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (12,655,329)  101,850,660     2,156,951    60,027,743    12,962,992    14,084,118
  Withdrawal and other
   charges........................    (1,226,534)     (989,013)   (1,237,430)     (425,227)     (593,392)     (284,823)
                                   -------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (101,858,132)   52,313,072     7,830,457   100,032,471     5,203,588    30,513,945
                                   -------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (23,463,358)  166,653,283    56,310,769   201,993,674    25,815,519    53,705,041

NET ASSETS
  Beginning of period.............   844,173,485   677,520,202   383,308,672   181,314,998   187,726,795   134,021,754
                                   -------------  ------------  ------------  ------------  ------------  ------------
  End of period................... $ 820,710,127  $844,173,485  $439,619,441  $383,308,672  $213,542,314  $187,726,795
                                   =============  ============  ============  ============  ============  ============

  Beginning units.................    69,518,763    61,430,622    37,611,811    26,781,014    17,261,482    13,554,017
                                   -------------  ------------  ------------  ------------  ------------  ------------
  Units issued....................    25,735,157    36,946,666    24,585,699    23,891,715     9,932,597    10,438,931
  Units redeemed..................   (32,320,748)  (28,858,525)  (23,232,638)  (13,060,918)   (9,128,683)   (6,731,466)
                                   -------------  ------------  ------------  ------------  ------------  ------------
  Ending units....................    62,933,172    69,518,763    38,964,872    37,611,811    18,065,396    17,261,482
                                   =============  ============  ============  ============  ============  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                                  SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD                                    AST COHEN & STEERS REALTY      AST JPMORGAN STRATEGIC
    STRATEGIES PORTFOLIO           AST MONEY MARKET PORTFOLIO              PORTFOLIO              OPPORTUNITIES PORTFOLIO
------------------------------  --------------------------------  --------------------------  ------------------------------
  01/01/2010      01/01/2009       01/01/2010       01/01/2009     01/01/2010    01/01/2009     01/01/2010      01/01/2009
      TO              TO               TO               TO             TO            TO             TO              TO
  12/31/2010      12/31/2009       12/31/2010       12/31/2009     12/31/2010    12/31/2009     12/31/2010      12/31/2009
--------------   ------------   ---------------  ---------------  ------------  ------------  --------------  --------------

$  (12,549,784)  $ (2,274,867)  $   (34,181,834) $   (38,832,174) $     (4,663) $  1,230,979  $  (18,401,038) $  (10,116,911)

             0              0                 0                0             0             0               0      70,704,875

    21,479,121    (19,101,378)                0                0   (10,624,080)  (32,873,319)    (17,228,681)    (76,128,601)

   103,096,737     92,742,609                 0                0    45,103,916    59,900,683     101,919,147     206,992,759
--------------   ------------   ---------------  ---------------  ------------  ------------  --------------  --------------




   112,026,074     71,366,364       (34,181,834)     (38,832,174)   34,475,173    28,258,343      66,289,428     191,452,122
--------------   ------------   ---------------  ---------------  ------------  ------------  --------------  --------------


   317,122,652    394,929,219       120,797,536      588,710,383    10,855,930    12,942,126      78,709,701     477,647,997
   (45,972,224)   (18,262,673)   (1,010,754,603)  (1,059,583,101)  (18,739,073)  (12,496,591)    (66,848,475)    (45,577,103)


   243,748,178    257,842,351        61,846,063      189,989,988    17,993,065    14,796,432     (77,373,406)     91,454,663
    (7,350,516)    (1,245,088)       (3,665,341)      (3,837,826)     (386,620)     (146,848)     (7,054,695)     (3,528,012)
--------------   ------------   ---------------  ---------------  ------------  ------------  --------------  --------------





   507,548,090    633,263,809      (831,776,345)    (284,720,556)    9,723,302    15,095,119     (72,566,875)    519,997,545
--------------   ------------   ---------------  ---------------  ------------  ------------  --------------  --------------



   619,574,164    704,630,173      (865,958,179)    (323,552,730)   44,198,475    43,353,462      (6,277,447)    711,449,667

   835,124,178    130,494,005     2,370,117,390    2,693,670,120   137,894,206    94,540,744   1,392,913,118     681,463,451
--------------   ------------   ---------------  ---------------  ------------  ------------  --------------  --------------
$1,454,698,342   $835,124,178   $ 1,504,159,211  $ 2,370,117,390  $182,092,681  $137,894,206  $1,386,635,671  $1,392,913,118
==============   ============   ===============  ===============  ============  ============  ==============  ==============

    71,517,885     13,107,057       213,674,940      230,705,015     7,386,674     6,440,566     111,594,746      64,615,023
--------------   ------------   ---------------  ---------------  ------------  ------------  --------------  --------------
   100,857,963     76,066,696       446,310,616      724,360,899     7,060,995     5,613,380      39,473,329     106,940,491
   (57,881,206)   (17,655,868)     (523,859,560)    (741,390,974)   (6,651,507)   (4,667,272)    (45,128,424)    (59,960,768)
--------------   ------------   ---------------  ---------------  ------------  ------------  --------------  --------------
   114,494,642     71,517,885       136,125,996      213,674,940     7,796,162     7,386,674     105,939,651     111,594,746
==============   ============   ===============  ===============  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                      SUBACCOUNTS
                                   ---------------------------------------------------------------------------------
                                                                  AST NEUBERGER BERMAN
                                       AST VALUE PORTFOLIO     SMALL-CAP GROWTH PORTFOLIO  AST HIGH YIELD PORTFOLIO
                                   --------------------------  -------------------------  --------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009   01/01/2010    01/01/2009
                                        TO            TO            TO            TO           TO            TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009   12/31/2010    12/31/2009
                                   ------------  ------------  ------------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (337,096) $   (787,632) $ (1,486,999) $(1,135,990) $  7,381,707  $ 10,316,008
  Capital gains distributions
   received.......................            0             0             0            0             0             0
  Realized gain (loss) on shares
   redeemed.......................  (26,949,354)  (30,335,898)     (443,864)  (2,378,697)   88,097,044   (31,106,079)
  Net change in unrealized gain
   (loss) on investments..........   39,693,570    47,472,447    18,854,206   18,889,335   (49,378,055)  119,488,399
                                   ------------  ------------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   12,407,120    16,348,917    16,923,343   15,374,648    46,100,696    98,698,328
                                   ------------  ------------  ------------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    8,820,089    19,368,653     8,020,054   12,185,458    26,897,327    48,204,731
  Surrenders, withdrawals and
   death benefits.................  (16,470,254)  (12,431,629)  (12,038,036)  (9,967,342)  (52,832,538)  (45,027,445)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   16,746,386    17,455,785     2,196,311    2,787,516   (18,405,363)  147,164,589
  Withdrawal and other
   charges........................     (387,704)     (173,430)     (260,901)    (121,188)     (846,776)     (406,213)
                                   ------------  ------------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    8,708,517    24,219,379    (2,082,572)   4,884,444   (45,187,350)  149,935,662
                                   ------------  ------------  ------------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   21,115,637    40,568,296    14,840,771   20,259,092       913,346   248,633,990

NET ASSETS
  Beginning of period.............  135,489,334    94,921,038    97,202,642   76,943,550   456,717,524   208,083,534
                                   ------------  ------------  ------------  -----------  ------------  ------------
  End of period................... $156,604,971  $135,489,334  $112,043,413  $97,202,642  $457,630,870  $456,717,524
                                   ============  ============  ============  ===========  ============  ============

  Beginning units.................   12,048,668    10,045,320    11,520,383   11,216,199    31,024,221    17,904,517
                                   ------------  ------------  ------------  -----------  ------------  ------------
  Units issued....................   10,128,355     8,843,344     4,773,665    3,921,486    40,466,709    46,171,219
  Units redeemed..................   (9,371,225)   (6,839,996)   (5,160,488)  (3,617,302)  (43,305,225)  (33,051,515)
                                   ------------  ------------  ------------  -----------  ------------  ------------
  Ending units....................   12,805,798    12,048,668    11,133,560   11,520,383    28,185,705    31,024,221
                                   ============  ============  ============  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                            SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
 AST FEDERATED AGGRESSIVE                                                                    AST GOLDMAN SACHS
     GROWTH PORTFOLIO         AST MID-CAP VALUE PORTFOLIO AST SMALL-CAP VALUE PORTFOLIO CONCENTRATED GROWTH PORTFOLIO
--------------------------    --------------------------  ----------------------------  ----------------------------
 01/01/2010      01/01/2009    01/01/2010    01/01/2009    01/01/2010     01/01/2009     01/01/2010     01/01/2009
     TO              TO            TO            TO            TO             TO             TO             TO
 12/31/2010      12/31/2009    12/31/2010    12/31/2009    12/31/2010     12/31/2009     12/31/2010     12/31/2009
------------    ------------  ------------  ------------  ------------   ------------   ------------   ------------
$ (4,178,472)   $ (2,770,346) $ (1,125,200) $     60,289  $ (5,404,571)  $    (91,808)  $ (4,875,077)  $ (4,254,999)

           0               0             0             0             0              0              0              0
 (36,007,953)    (39,336,785)   (4,969,878)  (12,493,444)  (37,973,082)   (67,107,092)    23,242,187      4,701,224
 100,575,616      87,224,634    24,833,055    31,130,412   127,904,076    143,788,789      6,927,387    111,068,084
------------    ------------  ------------  ------------  ------------   ------------   ------------   ------------

  60,389,191      45,117,503    18,737,977    18,697,257    84,526,423     76,589,889     25,294,497    111,514,309
------------    ------------  ------------  ------------  ------------   ------------   ------------   ------------

  11,631,709      19,728,726     8,239,264    13,919,433    11,867,782     17,980,145     20,001,314     32,479,229
 (24,521,198)    (16,554,619)  (10,559,869)   (6,176,519)  (52,029,626)   (38,252,177)   (44,585,192)   (37,032,268)
   1,577,923      32,314,903    24,150,530     5,143,653   (12,513,600)    29,599,187    (26,859,586)    27,372,382
    (514,503)       (259,039)     (334,758)     (125,664)     (649,091)      (459,177)      (817,959)      (496,530)
------------    ------------  ------------  ------------  ------------   ------------   ------------   ------------

 (11,826,069)     35,229,971    21,495,167    12,760,903   (53,324,535)     8,867,978    (52,261,423)    22,322,813
------------    ------------  ------------  ------------  ------------   ------------   ------------   ------------

  48,563,122      80,347,474    40,233,144    31,458,160    31,201,888     85,457,867    (26,966,926)   133,837,122
 222,458,827     142,111,353    79,789,056    48,330,896   403,965,941    318,508,074    376,154,483    242,317,361
------------    ------------  ------------  ------------  ------------   ------------   ------------   ------------
$271,021,949    $222,458,827  $120,022,200  $ 79,789,056  $435,167,829   $403,965,941   $349,187,557   $376,154,483
============    ============  ============  ============  ============   ============   ============   ============

  18,111,151      16,316,413     6,620,524     5,546,406    26,023,173     25,033,658     22,737,394     16,298,767
------------    ------------  ------------  ------------  ------------   ------------   ------------   ------------
  10,506,629      10,067,687     8,124,878     5,598,543    12,411,163     14,037,622     12,180,967     15,321,599
 (11,445,941)     (8,272,949)   (6,551,528)   (4,524,425)  (15,560,469)   (13,048,107)   (14,551,969)    (8,882,972)
------------    ------------  ------------  ------------  ------------   ------------   ------------   ------------
  17,171,839      18,111,151     8,193,874     6,620,524    22,873,867     26,023,173     20,366,392     22,737,394
============    ============  ============  ============  ============   ============   ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                       SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                    AST GOLDMAN SACHS MID-CAP  AST GOLDMAN SACHS SMALL-CAP
                                        GROWTH PORTFOLIO             VALUE PORTFOLIO       AST LARGE-CAP VALUE PORTFOLIO
                                   --------------------------  --------------------------  ----------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010     01/01/2009
                                        TO            TO            TO            TO            TO             TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010     12/31/2009
                                   ------------  ------------  ------------  ------------  ------------   ------------
OPERATIONS
  Net investment income
   (loss)......................... $ (4,382,999) $ (2,614,754) $ (1,677,757) $   (167,948) $ (1,915,409)  $  2,663,093
  Capital gains distributions
   received.......................            0             0             0             0             0              0
  Realized gain (loss) on shares
   redeemed.......................  (17,019,339)  (16,742,777)  (17,034,048)  (29,829,969)  (25,379,544)   (23,265,023)
  Net change in unrealized gain
   (loss) on investments..........   59,774,020    82,582,129    51,962,508    51,817,544    53,770,676     58,510,369
                                   ------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   38,371,682    63,224,598    33,250,703    21,819,627    26,475,723     37,908,439
                                   ------------  ------------  ------------  ------------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   27,365,782    39,487,650    19,234,900    26,831,842     6,040,197     12,520,700
  Surrenders, withdrawals and
   death benefits.................  (24,173,600)  (15,665,620)  (19,502,377)  (14,093,207)  (30,736,494)   (25,467,462)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    1,484,709    56,625,537    26,797,758    11,638,001    (4,544,198)     3,726,068
  Withdrawal and other
   charges........................     (860,129)     (284,002)     (570,486)     (159,378)     (422,502)      (292,995)
                                   ------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    3,816,762    80,163,565    25,959,795    24,217,258   (29,662,997)    (9,513,689)
                                   ------------  ------------  ------------  ------------  ------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   42,188,444   143,388,163    59,210,498    46,036,885    (3,187,274)    28,394,750

NET ASSETS
  Beginning of period.............  241,757,503    98,369,340   128,427,928    82,391,043   276,543,012    248,148,262
                                   ------------  ------------  ------------  ------------  ------------   ------------
  End of period................... $283,945,947  $241,757,503  $187,638,426  $128,427,928  $273,355,738   $276,543,012
                                   ============  ============  ============  ============  ============   ============

  Beginning units.................   28,418,289    21,632,189     6,764,937     4,794,352    25,302,400     25,394,338
                                   ------------  ------------  ------------  ------------  ------------   ------------
  Units issued....................   19,900,127    20,635,870     8,292,868     5,501,279     8,273,627      9,724,436
  Units redeemed..................  (20,235,391)  (13,849,770)   (6,639,944)   (3,530,694)  (10,363,426)    (9,816,374)
                                   ------------  ------------  ------------  ------------  ------------   ------------
  Ending units....................   28,083,025    28,418,289     8,417,861     6,764,937    23,212,601     25,302,400
                                   ============  ============  ============  ============  ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
      AST LORD ABBETT             AST MARSICO CAPITAL GROWTH                                   AST NEUBERGER BERMAN
 BOND-DEBENTURE PORTFOLIO                  PORTFOLIO             AST MFS GROWTH PORTFOLIO    MID-CAP GROWTH PORTFOLIO
--------------------------      ------------------------------  --------------------------  --------------------------
 01/01/2010        01/01/2009     01/01/2010      01/01/2009     01/01/2010    01/01/2009    01/01/2010    01/01/2009
     TO                TO             TO              TO             TO            TO            TO            TO
 12/31/2010        12/31/2009     12/31/2010      12/31/2009     12/31/2010    12/31/2009    12/31/2010    12/31/2009
------------      ------------  --------------  --------------  ------------  ------------  ------------  ------------
$ 14,892,632      $ 18,562,231  $  (11,016,231) $   (7,715,762) $ (3,605,576) $ (2,996,223) $ (4,197,241) $ (3,376,370)
           0                 0               0               0             0             0             0             0
  45,797,723       (59,582,890)    (30,034,403)    (62,512,444)    8,314,421       541,488     3,308,629    (8,805,700)
 (23,706,668)      129,680,405     196,046,867     281,637,130    18,944,713    45,854,864    66,504,496    68,784,803
------------      ------------  --------------  --------------  ------------  ------------  ------------  ------------

  36,983,687        88,659,746     154,996,233     211,408,924    23,653,558    43,400,129    65,615,884    56,602,733
------------      ------------  --------------  --------------  ------------  ------------  ------------  ------------

  13,130,210        28,029,927      22,198,922      41,836,967    11,069,675    30,204,485    11,081,783    20,024,922
 (48,593,124)      (39,899,483)   (123,490,393)    (95,016,167)  (28,654,102)  (25,780,367)  (38,407,007)  (30,277,900)
 (50,611,399)       72,190,288     (31,427,253)     70,199,288    (5,761,005)   13,023,068    28,488,355     1,954,917
    (577,363)         (376,200)     (1,498,586)     (1,165,981)     (554,698)     (319,727)     (575,672)     (356,329)
------------      ------------  --------------  --------------  ------------  ------------  ------------  ------------

 (86,651,676)       59,944,532    (134,217,310)     15,854,107   (23,900,130)   17,127,459       587,459    (8,654,390)
------------      ------------  --------------  --------------  ------------  ------------  ------------  ------------

 (49,667,989)      148,604,278      20,778,923     227,263,031      (246,572)   60,527,588    66,203,343    47,948,343

 414,600,415       265,996,137   1,019,489,760     792,226,729   247,006,414   186,478,826   267,628,044   219,679,701
------------      ------------  --------------  --------------  ------------  ------------  ------------  ------------
$364,932,426      $414,600,415  $1,040,268,683  $1,019,489,760  $246,759,842  $247,006,414  $333,831,387  $267,628,044
============      ============  ==============  ==============  ============  ============  ============  ============

  30,119,429        25,649,102      91,013,944      89,245,600    29,778,961    28,732,936    16,601,788    16,039,303
------------      ------------  --------------  --------------  ------------  ------------  ------------  ------------
  21,693,093        36,746,621      32,899,206      41,189,278     7,758,663    12,446,298    10,804,381     7,242,858
 (27,970,674)      (32,276,294)    (43,345,272)    (39,420,934)  (10,964,809)  (11,400,273)   (9,680,948)   (6,680,373)
------------      ------------  --------------  --------------  ------------  ------------  ------------  ------------
  23,841,848        30,119,429      80,567,878      91,013,944    26,572,815    29,778,961    17,725,221    16,601,788
============      ============  ==============  ==============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                        SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                   AST NEUBERGER BERMAN / LSV     AST SMALL-CAP GROWTH      AST PIMCO LIMITED MATURITY
                                     MID-CAP VALUE PORTFOLIO            PORTFOLIO                 BOND PORTFOLIO
                                   --------------------------  --------------------------  ----------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009     01/01/2010     01/01/2009
                                        TO            TO            TO            TO             TO             TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009     12/31/2010     12/31/2009
                                   ------------  ------------  ------------  ------------  -------------  -------------
OPERATIONS
  Net investment income
   (loss)......................... $ (1,915,670) $  1,598,011  $ (1,827,709) $ (1,319,915) $   7,180,256  $  26,844,235
  Capital gains distributions
   received.......................            0             0             0             0      1,338,607     55,585,883
  Realized gain (loss) on shares
   redeemed.......................  (52,084,175)  (83,028,988)     (482,506)   (2,985,716)   (10,075,675)    (3,170,186)
  Net change in unrealized gain
   (loss) on investments..........  131,672,723   193,490,218    40,514,483    28,584,720     20,987,911    (16,184,867)
                                   ------------  ------------  ------------  ------------  -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   77,672,878   112,059,241    38,204,268    24,279,089     19,431,099     63,075,065
                                   ------------  ------------  ------------  ------------  -------------  -------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   16,617,952    20,809,071     7,942,039    12,934,209     34,613,301     88,063,691
  Surrenders, withdrawals and
   death benefits.................  (57,622,790)  (45,702,647)  (12,796,179)   (8,902,072)  (129,963,941)  (120,575,196)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (12,842,323)   13,074,423    37,295,477     7,102,513      3,014,611    187,603,483
  Withdrawal and other
   charges........................     (714,752)     (463,087)     (326,674)     (129,490)    (1,467,974)      (972,763)
                                   ------------  ------------  ------------  ------------  -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (54,561,913)  (12,282,240)   32,114,663    11,005,160    (93,804,003)   154,119,215
                                   ------------  ------------  ------------  ------------  -------------  -------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   23,110,965    99,777,001    70,318,931    35,284,249    (74,372,904)   217,194,280

NET ASSETS
  Beginning of period.............  416,620,300   316,843,299   111,536,776    76,252,527    920,649,142    703,454,862
                                   ------------  ------------  ------------  ------------  -------------  -------------
  End of period................... $439,731,265  $416,620,300  $181,855,707  $111,536,776  $ 846,276,238  $ 920,649,142
                                   ============  ============  ============  ============  =============  =============

  Beginning units.................   22,092,883    21,731,437     8,639,860     7,246,001     69,606,851     55,648,645
                                   ------------  ------------  ------------  ------------  -------------  -------------
  Units issued....................   10,330,562    12,040,439     9,830,241     5,179,506     35,508,455     58,075,101
  Units redeemed..................  (12,555,543)  (11,678,993)   (7,236,584)   (3,785,647)   (42,253,566)   (44,116,895)
                                   ------------  ------------  ------------  ------------  -------------  -------------
  Ending units....................   19,867,902    22,092,883    11,233,517     8,639,860     62,861,740     69,606,851
                                   ============  ============  ============  ============  =============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
  AST PIMCO TOTAL RETURN BOND     AST ALLIANCEBERNSTEIN CORE    AST QMA US EQUITY ALPHA    AST T. ROWE PRICE NATURAL
           PORTFOLIO                    VALUE PORTFOLIO                PORTFOLIO              RESOURCES PORTFOLIO
------------------------------    --------------------------  --------------------------  ---------------------------
  01/01/2010        01/01/2009     01/01/2010    01/01/2009    01/01/2010    01/01/2009     01/01/2010    01/01/2009
      TO                TO             TO            TO            TO            TO             TO            TO
  12/31/2010        12/31/2009     12/31/2010    12/31/2009    12/31/2010    12/31/2009     12/31/2010    12/31/2009
--------------    --------------  ------------  ------------  ------------  ------------  -------------  ------------

$    1,720,772    $   34,478,793  $   (925,866) $  3,118,617  $ (1,028,910) $    390,422  $  (3,976,960) $   (518,007)
    43,048,710        99,406,608             0             0             0             0              0    58,275,875
    25,222,571        (1,910,617)  (39,062,142)  (30,167,328)   (9,503,717)  (12,974,614)  (111,614,018)  (38,944,008)
    70,030,225        65,263,251    56,941,758    54,225,753    24,514,377    33,004,049    169,702,230    55,081,645
--------------    --------------  ------------  ------------  ------------  ------------  -------------  ------------
   140,022,278       197,238,035    16,953,750    27,177,042    13,981,750    20,419,857     54,111,252    73,895,505
--------------    --------------  ------------  ------------  ------------  ------------  -------------  ------------

   303,045,649       646,595,458     9,892,854    14,462,002     6,200,841     6,456,982     41,404,802    68,585,205
  (247,312,121)     (180,201,240)  (17,347,209)  (12,001,637)  (17,978,594)  (17,393,092)   (29,205,650)  (20,873,960)
   224,100,115       428,582,342     2,688,020     7,422,415    (3,762,276)    4,081,463     24,684,830    63,740,028
   (10,347,606)       (3,365,965)     (328,921)     (155,917)     (233,600)     (167,683)    (1,244,214)     (404,896)
--------------    --------------  ------------  ------------  ------------  ------------  -------------  ------------

   269,486,037       891,610,595    (5,095,256)    9,726,863   (15,773,629)   (7,022,330)    35,639,768   111,046,377
--------------    --------------  ------------  ------------  ------------  ------------  -------------  ------------

   409,508,315     1,088,848,630    11,858,494    36,903,905    (1,791,879)   13,397,527     89,751,020   184,941,882

 2,178,594,650     1,089,746,020   170,550,214   133,646,309   126,195,708   112,798,181    319,338,916   134,397,034
--------------    --------------  ------------  ------------  ------------  ------------  -------------  ------------
$2,588,102,965    $2,178,594,650  $182,408,708  $170,550,214  $124,403,829  $126,195,708  $ 409,089,936  $319,338,916
==============    ==============  ============  ============  ============  ============  =============  ============

   144,652,986        74,756,634    16,893,600    16,282,667    12,664,997    13,410,474     11,470,538     5,934,995
--------------    --------------  ------------  ------------  ------------  ------------  -------------  ------------
   119,086,380       129,914,725     7,151,985     7,245,049     4,603,469     4,489,721     11,916,429    11,913,421
   (97,736,929)      (60,018,373)   (7,783,224)   (6,634,116)   (6,074,064)   (5,235,198)   (10,224,315)   (6,377,878)
--------------    --------------  ------------  ------------  ------------  ------------  -------------  ------------
   166,002,437       144,652,986    16,262,361    16,893,600    11,194,402    12,664,997     13,162,652    11,470,538
==============    ==============  ============  ============  ============  ============  =============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                   SUBACCOUNTS (CONTINUED)
                                   --------------------------------------------------------------------------------------
                                       AST T. ROWE PRICE ASSET          AST INTERNATIONAL            AST MFS GLOBAL
                                        ALLOCATION PORTFOLIO             VALUE PORTFOLIO            EQUITY PORTFOLIO
                                   ------------------------------  --------------------------  --------------------------
                                     01/01/2010      01/01/2009     01/01/2010    01/01/2009    01/01/2010    01/01/2009
                                         TO              TO             TO            TO            TO            TO
                                     12/31/2010      12/31/2009     12/31/2010    12/31/2009    12/31/2010    12/31/2009
                                   --------------  --------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  (11,948,297) $    2,318,965  $ (1,711,492) $  1,029,621  $ (1,487,118) $    267,086
  Capital gains distributions
   received.......................              0               0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.......................    (44,185,812)    (59,976,826)  (25,199,839)  (16,906,283)  (12,691,946)  (21,191,339)
  Net change in unrealized gain
   (loss) on investments..........    191,951,186     224,953,343    41,090,329    53,379,551    25,988,906    41,724,291
                                   --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    135,817,077     167,295,482    14,178,998    37,502,889    11,809,842    20,800,038
                                   --------------  --------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    271,998,712     509,726,539    12,638,340    24,197,556    21,078,780    25,084,848
  Surrenders, withdrawals and
   death benefits.................    (73,496,628)    (48,697,319)  (18,593,691)  (13,440,898)  (11,901,940)   (9,659,970)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    113,167,321     148,646,301    (3,274,053)   15,538,576     9,944,163    16,529,051
  Withdrawal and other
   charges........................     (8,209,881)     (2,549,097)     (492,401)     (250,022)     (499,451)     (142,408)
                                   --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    303,459,524     607,126,424    (9,721,805)   26,045,212    18,621,552    31,811,521
                                   --------------  --------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    439,276,601     774,421,906     4,457,193    63,548,101    30,431,394    52,611,559

NET ASSETS
  Beginning of period.............  1,312,781,728     538,359,822   196,051,818   132,503,717   119,319,005    66,707,446
                                   --------------  --------------  ------------  ------------  ------------  ------------
  End of period................... $1,752,058,329  $1,312,781,728  $200,509,011  $196,051,818  $149,750,399  $119,319,005
                                   ==============  ==============  ============  ============  ============  ============

  Beginning units.................     99,436,636      46,873,256    14,766,780    12,594,888     8,340,708     6,100,763
                                   --------------  --------------  ------------  ------------  ------------  ------------
  Units issued....................     70,248,772      83,055,146     6,986,964     7,940,113     7,186,575     6,772,612
  Units redeemed..................    (46,857,229)    (30,491,766)   (7,564,418)   (5,768,221)   (6,087,719)   (4,532,667)
                                   --------------  --------------  ------------  ------------  ------------  ------------
  Ending units....................    122,828,179      99,436,636    14,189,326    14,766,780     9,439,564     8,340,708
                                   ==============  ==============  ============  ============  ============  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL     AST T. ROWE PRICE GLOBAL        AST INTERNATIONAL          AST AGGRESSIVE ASSET
     EQUITY PORTFOLIO               BOND PORTFOLIO              GROWTH PORTFOLIO          ALLOCATION PORTFOLIO
--------------------------    --------------------------  ---------------------------  --------------------------
 01/01/2010      01/01/2009    01/01/2010    01/01/2009     01/01/2010    01/01/2009    01/01/2010    01/01/2009
     TO              TO            TO            TO             TO            TO            TO            TO
 12/31/2010      12/31/2009    12/31/2010    12/31/2009     12/31/2010    12/31/2009    12/31/2010    12/31/2009
------------    ------------  ------------  ------------  -------------  ------------  ------------  ------------
$ (1,277,968)   $  4,463,313  $  3,323,987  $ 14,005,154  $  (8,160,132) $    571,562  $ (3,182,172) $   (604,097)
           0               0     1,671,065    12,286,040              0             0             0             0
 (27,551,595)    (12,979,095)  (17,711,962)   (3,530,189)  (113,213,350)  (59,852,617)  (11,212,026)  (19,731,797)

  36,588,441      59,807,809    23,642,012    (1,528,228)   181,845,172   200,755,234    39,168,271    60,084,246
------------    ------------  ------------  ------------  -------------  ------------  ------------  ------------

   7,758,878      51,292,027    10,925,102    21,232,777     60,471,690   141,474,179    24,774,073    39,748,352
------------    ------------  ------------  ------------  -------------  ------------  ------------  ------------

  26,443,101      36,829,978    22,498,130    36,617,242     17,889,660    29,296,034    28,772,981    67,052,366
 (31,388,066)    (23,047,738)  (34,803,524)  (27,913,450)   (72,434,869)  (57,176,967)  (17,420,864)   (9,475,768)
    (898,564)     39,923,157     5,808,514    73,464,873     (3,902,347)   48,244,552   (16,551,334)   56,003,079
    (753,108)       (287,035)     (778,138)     (341,966)      (968,397)     (688,159)     (860,978)     (346,057)
------------    ------------  ------------  ------------  -------------  ------------  ------------  ------------

  (6,596,637)     53,418,362    (7,275,018)   81,826,699    (59,415,953)   19,675,460    (6,060,195)  113,233,620
------------    ------------  ------------  ------------  -------------  ------------  ------------  ------------
   1,162,241     104,710,389     3,650,084   103,059,476      1,055,737   161,149,639    18,713,878   152,981,972

 254,290,209     149,579,820   324,973,785   221,914,309    616,927,942   455,778,303   246,842,796    93,860,824
------------    ------------  ------------  ------------  -------------  ------------  ------------  ------------
$255,452,450    $254,290,209  $328,623,869  $324,973,785  $ 617,983,679  $616,927,942  $265,556,674  $246,842,796
============    ============  ============  ============  =============  ============  ============  ============
  14,998,946       9,827,453    22,019,381    16,217,747     39,648,732    38,891,734    28,061,105    13,507,930
------------    ------------  ------------  ------------  -------------  ------------  ------------  ------------
  12,018,287      12,168,224    15,292,790    16,525,093     16,584,475    17,850,589    24,539,136    28,458,712
 (11,694,757)     (6,996,731)  (15,890,458)  (10,723,459)   (20,841,145)  (17,093,591)  (25,900,357)  (13,905,537)
------------    ------------  ------------  ------------  -------------  ------------  ------------  ------------
  15,322,476      14,998,946    21,421,713    22,019,381     35,392,062    39,648,732    26,699,884    28,061,105
============    ============  ============  ============  =============  ============  ============  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                             SUBACCOUNTS
                                   ---------------------------------------------------------------
                                      AST CAPITAL GROWTH ASSET      AST ACADEMIC STRATEGIES ASSET
                                        ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO
                                   ------------------------------  ------------------------------
                                     01/01/2010      01/01/2009      01/01/2010      01/01/2009
                                         TO              TO              TO              TO
                                     12/31/2010      12/31/2009      12/31/2010      12/31/2009
                                   --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)......................... $  (37,121,846) $   (4,604,441) $  (35,933,855) $    6,649,514
  Capital gains distributions
   received.......................              0               0               0               0
  Realized gain (loss) on shares
   redeemed.......................   (417,903,329)   (162,671,253)   (145,286,322)   (122,085,041)
  Net change in unrealized gain
   (loss) on investments..........    871,004,183     777,593,160     505,853,007     584,113,880
                                   --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS................    415,979,008     610,317,466     324,632,830     468,678,353
                                   --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    465,770,255   1,071,374,502     404,873,967     877,054,631
  Surrenders, withdrawals
   and death benefits.............   (193,022,625)   (110,556,701)   (167,657,158)   (111,940,203)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (19,074,835)    341,428,963      62,957,858     298,206,426
  Withdrawal and other
   charges........................    (15,875,304)     (5,596,029)    (14,444,148)     (4,851,625)
                                   --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS...................    237,797,491   1,296,650,735     285,730,519   1,058,469,229
                                   --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    653,776,499   1,906,968,201     610,363,349   1,527,147,582

NET ASSETS
  Beginning of period.............  4,038,798,811   2,131,830,610   3,296,750,415   1,769,602,833
                                   --------------  --------------  --------------  --------------
  End of period................... $4,692,575,310  $4,038,798,811  $3,907,113,764  $3,296,750,415
                                   ==============  ==============  ==============  ==============

  Beginning units.................    427,503,840     280,192,184     342,125,919     226,152,301
                                   --------------  --------------  --------------  --------------
  Units issued....................    251,286,082     266,982,592     161,363,729     214,206,840
  Units redeemed..................   (233,574,101)   (119,670,936)   (135,851,719)    (98,233,222)
                                   --------------  --------------  --------------  --------------
  Ending units....................    445,215,821     427,503,840     367,637,929     342,125,919
                                   ==============  ==============  ==============  ==============

                                   -------------------------------
                                    AST BALANCED ASSET ALLOCATION
                                              PORTFOLIO
                                   ------------------------------
                                     01/01/2010      01/01/2009
                                         TO              TO
                                     12/31/2010      12/31/2009
                                   --------------  --------------
OPERATIONS
  Net investment income
   (loss)......................... $  (27,548,210) $   (6,535,328)
  Capital gains distributions
   received.......................              0               0
  Realized gain (loss) on shares
   redeemed.......................    (67,819,984)    (87,274,165)
  Net change in unrealized gain
   (loss) on investments..........    361,583,028     384,555,842
                                   --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS................    266,214,834     290,746,349
                                   --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    451,879,945     996,447,029
  Surrenders, withdrawals
   and death benefits.............   (129,864,857)    (70,413,512)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    123,882,362     356,187,020
  Withdrawal and other
   charges........................    (14,408,333)     (4,446,873)
                                   --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS...................    431,489,117   1,277,773,664
                                   --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    697,703,951   1,568,520,013

NET ASSETS
  Beginning of period.............  2,426,090,687     857,570,674
                                   --------------  --------------
  End of period................... $3,123,794,638  $2,426,090,687
                                   ==============  ==============

  Beginning units.................    244,029,129     105,695,729
                                   --------------  --------------
  Units issued....................    152,885,086     213,156,937
  Units redeemed..................   (113,035,529)    (74,823,537)
                                   --------------  --------------
  Ending units....................    283,878,686     244,029,129
                                   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                              SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION        AST CLS GROWTH ASSET       AST CLS MODERATE ASSET     AST HORIZON GROWTH ASSET
           PORTFOLIO                     ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
--------------------------------      --------------------------  --------------------------  --------------------------
  01/01/2010           01/01/2009      01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009
      TO                   TO              TO            TO            TO            TO            TO            TO
  12/31/2010           12/31/2009      12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009
--------------       --------------   ------------  ------------  ------------  ------------  ------------  ------------
$  (13,094,709)      $  (11,978,272)  $ (7,840,509) $ (2,617,892) $ (9,689,597) $ (4,645,342) $ (7,859,125) $ (2,716,157)
             0                    0              0             0             0             0             0             0
    (3,276,822)         (38,218,847)    35,418,017    (9,533,891)   17,708,515   (11,707,818)   33,466,108    (4,453,516)
   241,181,575          327,627,650     35,687,351    56,027,023    73,165,567    78,762,134    31,681,773    49,707,603
--------------       --------------   ------------  ------------  ------------  ------------  ------------  ------------

   224,810,044          277,430,531     63,264,859    43,875,240    81,184,485    62,408,974    57,288,756    42,537,930
--------------       --------------   ------------  ------------  ------------  ------------  ------------  ------------

   326,059,237          867,575,635    156,865,477   253,221,809   183,480,999   379,158,002   142,852,018   253,598,861
  (169,328,384)        (100,527,104)   (14,282,419)   (5,337,377)  (27,125,593)  (10,168,717)  (15,398,039)   (3,629,511)
   148,006,408          233,976,337     76,976,266    78,583,068    87,226,454   107,252,813    74,946,275    88,252,416
   (12,129,692)          (4,669,572)    (4,003,697)     (882,305)   (5,690,940)   (1,462,893)   (3,907,196)     (885,038)
--------------       --------------   ------------  ------------  ------------  ------------  ------------  ------------

   292,607,569          996,355,296    215,555,627   325,585,195   237,890,920   474,779,205   198,493,058   337,336,728
--------------       --------------   ------------  ------------  ------------  ------------  ------------  ------------

   517,417,613        1,273,785,827    278,820,486   369,460,435   319,075,405   537,188,179   255,781,814   379,874,658

 2,320,953,793        1,047,167,966    429,455,739    59,995,304   654,002,565   116,814,386   425,571,071    45,696,413
--------------       --------------   ------------  ------------  ------------  ------------  ------------  ------------
$2,838,371,406       $2,320,953,793   $708,276,225  $429,455,739  $973,077,970  $654,002,565  $681,352,885  $425,571,071
==============       ==============   ============  ============  ============  ============  ============  ============

   219,165,007          117,434,796     46,324,115     8,209,731    74,171,132    16,369,072    48,273,538     6,597,625
--------------       --------------   ------------  ------------  ------------  ------------  ------------  ------------
   129,660,898          209,947,465     59,014,593    49,645,424    53,061,260    78,094,058    58,397,385    53,606,706
  (102,285,398)        (108,217,254)   (37,576,552)  (11,531,040)  (27,235,825)  (20,291,998)  (37,890,664)  (11,930,793)
--------------       --------------   ------------  ------------  ------------  ------------  ------------  ------------
   246,540,507          219,165,007     67,762,156    46,324,115    99,996,567    74,171,132    68,780,259    48,273,538
==============       ==============   ============  ============  ============  ============  ============  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                   AST HORIZON MODERATE ASSET    AST FI PYRAMIS(R) ASSET   AST WESTERN ASSET CORE PLUS
                                      ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO           BOND PORTFOLIO
                                   --------------------------  --------------------------  --------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009
                                        TO            TO            TO            TO            TO            TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009
                                   ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $ (9,821,013) $ (4,455,260) $ (4,164,165) $ (2,015,970) $   (628,119) $  3,832,381
  Capital gains distributions
   received.......................            0             0             0             0     2,219,544     2,291,987
  Realized gain (loss) on shares
   redeemed.......................   23,634,559    (5,665,055)   21,347,362    (5,004,775)    4,914,423    (3,099,216)
  Net change in unrealized gain
   (loss) on investments..........   60,627,410    67,406,688    13,247,583    35,581,670    13,247,325    15,889,054
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   74,440,956    57,286,373    30,430,780    28,560,925    19,753,173    18,914,206
                                   ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  176,201,588   374,303,744    61,189,091   160,055,784    39,759,393   101,345,242
  Surrenders, withdrawals and
   death benefits.................  (22,486,809)   (7,189,333)   (7,689,670)   (3,265,809)  (20,339,837)   (8,121,431)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   69,693,893   115,049,629    (6,165,987)   46,379,008    70,229,660    45,961,395
  Withdrawal and other
   charges........................   (5,496,554)   (1,346,708)   (2,148,715)     (670,812)   (1,856,697)     (672,335)
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  217,912,118   480,817,332    45,184,719   202,498,171    87,792,519   138,512,871
                                   ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  292,353,074   538,103,705    75,615,499   231,059,096   107,545,692   157,427,077

NET ASSETS
  Beginning of period.............  619,650,841    81,547,136   282,777,214    51,718,118   292,772,471   135,345,394
                                   ------------  ------------  ------------  ------------  ------------  ------------
  End of period................... $912,003,915  $619,650,841  $358,392,713  $282,777,214  $400,318,163  $292,772,471
                                   ============  ============  ============  ============  ============  ============

  Beginning units.................   66,502,162    10,783,359    32,643,241     7,243,770    28,704,501    14,600,331
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Units issued....................   49,003,005    70,395,990    28,681,130    35,227,938    32,357,633    29,951,157
  Units redeemed..................  (26,542,625)  (14,677,187)  (24,315,665)   (9,828,467)  (24,042,942)  (15,846,987)
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Ending units....................   88,962,542    66,502,162    37,008,706    32,643,241    37,019,192    28,704,501
                                   ============  ============  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                        SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------
                             EVERGREEN VA DIVERSIFIED                            EVERGREEN VA INTERNATIONAL
 DAVIS VALUE PORTFOLIO         CAPITAL BUILDER FUND    EVERGREEN VA GROWTH FUND          EQUITY FUND
-----------------------      -----------------------  -------------------------  --------------------------
 01/01/2010      01/01/2009  01/01/2010   01/01/2009   01/01/2010    01/01/2009   01/01/2010    01/01/2009
     TO              TO          TO           TO           TO            TO           TO            TO
 12/31/2010      12/31/2009  4/30/2010**  12/31/2009   7/16/2010**   12/31/2009   7/16/2010**   12/31/2009
-----------      ----------  -----------  ----------  ------------  -----------  ------------  ------------
$    (6,818)     $  (13,191) $    24,673  $   32,194  $   (203,678) $  (263,306) $     33,091  $    559,176

          0               0            0           0             0            0     1,152,809             0
   (435,335)       (509,780)    (211,778)   (117,127)      794,834   (3,690,372)  (13,718,218)  (12,002,343)
    602,553       1,115,393      263,356     688,367    (1,087,845)   9,319,671    10,581,502    14,840,976
-----------      ----------  -----------  ----------  ------------  -----------  ------------  ------------

    160,400         592,422       76,251     603,434      (496,689)   5,365,993    (1,950,816)    3,397,809
-----------      ----------  -----------  ----------  ------------  -----------  ------------  ------------


          0           5,012            0      (3,823)      476,965      529,167       568,323     1,731,642
   (800,996)       (552,037)    (128,264)   (444,406)   (1,962,349)  (2,313,122)   (2,779,752)   (4,349,172)
   (242,219)          5,588   (1,881,989)    154,639   (21,217,277)   6,842,395   (31,154,744)   (1,445,882)

    (5,669)          (7,347)      (1,946)     (7,568)      (14,152)     (25,318)      (22,608)      (48,854)
-----------      ----------  -----------  ----------  ------------  -----------  ------------  ------------

 (1,048,884)       (548,784)  (2,012,199)   (301,158)  (22,716,813)   5,033,122   (33,388,781)   (4,112,266)
-----------      ----------  -----------  ----------  ------------  -----------  ------------  ------------
   (888,484)         43,638   (1,935,948)    302,276   (23,213,502)  10,399,115   (35,339,597)     (714,457)

  2,502,341       2,458,703    1,935,948   1,633,672    23,213,502   12,814,387    35,339,597    36,054,054
-----------      ----------  -----------  ----------  ------------  -----------  ------------  ------------
$ 1,613,857      $2,502,341  $         0  $1,935,948  $          0  $23,213,502  $          0  $ 35,339,597
===========      ==========  ===========  ==========  ============  ===========  ============  ============

    254,275         322,963      237,369     277,212     2,129,959    1,612,558     2,632,771     3,072,596
-----------      ----------  -----------  ----------  ------------  -----------  ------------  ------------
      6,173          40,053          699      37,094       769,256    1,693,002       554,508     1,287,358
   (113,033)       (108,741)    (238,068)    (76,937)   (2,899,215)  (1,175,601)   (3,187,279)   (1,727,183)
-----------      ----------  -----------  ----------  ------------  -----------  ------------  ------------
    147,415         254,275            0     237,369             0    2,129,959             0     2,632,771
===========      ==========  ===========  ==========  ============  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                   SUBACCOUNTS
                                   ---------------------------------------------------------------------------
                                   EVERGREEN VA FUNDAMENTAL     EVERGREEN VA OMEGA       EVERGREEN VA SPECIAL
                                        LARGE CAP FUND                 FUND                  VALUES FUND
                                   -----------------------  -------------------------  -----------------------
                                   01/01/2010   01/01/2009   01/01/2010    01/01/2009  01/01/2010   01/01/2009
                                       TO           TO           TO            TO          TO           TO
                                   7/16/2010**  12/31/2009   7/16/2010**   12/31/2009  7/16/2010**  12/31/2009
                                   -----------  ----------  ------------  -----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   (10,895) $   (9,474) $     (9,027) $   (94,110) $   (13,002) $  (17,325)
  Capital gains distributions
   received.......................           0           0             0            0            0           0
  Realized gain (loss) on shares
   redeemed.......................    (352,592)   (169,752)    2,056,564     (970,990)    (403,537)   (473,439)
  Net change in unrealized gain
   (loss) on investments..........      90,114   1,537,567    (4,057,006)   7,691,443      385,454   1,038,806
                                   -----------  ----------  ------------  -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                         (273,373)  1,358,341    (2,009,469)   6,626,343      (31,085)    548,042
                                   -----------  ----------  ------------  -----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      96,111       9,505       411,357      733,607            1         543
  Surrenders, withdrawals and
   death benefits.................    (795,914)   (814,795)   (2,021,249)  (2,378,257)    (307,965)   (352,042)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (4,139,962)    200,438   (26,431,757)  13,615,820   (2,003,959)    (27,930)
  Withdrawal and other
   charges........................      (6,414)    (15,338)      (12,666)     (29,974)      (3,810)     (8,249)
                                   -----------  ----------  ------------  -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (4,846,179)   (620,190)  (28,054,315)  11,941,196   (2,315,733)   (387,678)
                                   -----------  ----------  ------------  -----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (5,119,552)    738,151   (30,063,784)  18,567,539   (2,346,818)    160,364

NET ASSETS
  Beginning of period.............   5,119,552   4,381,401    30,063,784   11,496,245    2,346,818   2,186,454
                                   -----------  ----------  ------------  -----------  -----------  ----------
  End of period................... $         0  $5,119,552  $          0  $30,063,784  $         0  $2,346,818
                                   ===========  ==========  ============  ===========  ===========  ==========

  Beginning units.................     400,477     459,782     2,664,254    1,626,100      122,513     145,642
                                   -----------  ----------  ------------  -----------  -----------  ----------
  Units issued....................      38,490      78,041       768,228    2,185,588        1,658      18,558
  Units redeemed..................    (438,967)   (137,346)   (3,432,482)  (1,147,434)    (124,171)    (41,687)
                                   -----------  ----------  ------------  -----------  -----------  ----------
  Ending units....................           0     400,477             0    2,664,254            0     122,513
                                   ===========  ==========  ============  ===========  ===========  ==========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED   COLUMBIA ASSET ALLOCATION COLUMBIA FEDERAL SECURITIES   COLUMBIA MONEY MARKET
  INCOME BUILDER FUND              FUND, VS                 FUND, VS                     FUND, VS
-----------------------    -----------------------   --------------------------  ------------------------
01/01/2010     01/01/2009   01/01/2010   01/01/2009  01/01/2010    01/01/2009     01/01/2010  A 01/01/2009
    TO             TO           TO           TO          TO            TO             TO           TO
4/30/2010**    12/31/2009   12/31/2010   12/31/2009  12/31/2010    12/31/2009     12/31/2010   12/31/2009
-----------    ----------  -----------   ----------  ----------    ----------    -----------  ------------

$    11,233    $  149,679  $   105,078   $  230,694  $   52,604    $  117,066    $   (12,463) $   (12,746)
          0             0            0            0           0             0              0            0
   (174,631)     (518,753)         335     (167,788)    (26,956)      (20,084)             0            0
    223,809     1,213,793      647,950    1,302,083      31,631       (65,136)             0            0
-----------    ----------  -----------   ----------   ----------    ----------   -----------  -----------

     60,411       844,719      753,363    1,364,989      57,279        31,846        (12,463)     (12,746)
-----------    ----------  -----------   ----------   ----------    ----------   -----------  -----------

      4,363             0      174,470        8,326      42,197            69         12,277        8,728
   (303,133)     (852,309)    (696,633)    (757,707)   (246,576)     (109,373)    (1,668,343)  (1,635,451)
 (3,256,114)      755,807     (584,152)    (203,717)    (74,193)      (79,960)     1,439,428    1,247,354
     (4,738)      (10,880)      (9,551)     (10,601)     (2,227)       (2,531)        (3,526)      (3,849)
-----------    ----------  -----------   ----------   ----------    ----------   -----------  -----------

 (3,559,622)     (107,382)  (1,115,866)    (963,699)   (280,799)     (191,795)      (220,164)    (383,218)
-----------    ----------  -----------   ----------   ----------    ----------   -----------  -----------

 (3,499,211)      737,337     (362,503)     401,290    (223,520)     (159,949)      (232,627)    (395,964)

  3,499,211     2,761,874    7,006,733    6,605,443   1,646,437     1,806,386      1,374,791    1,770,755
-----------    ----------  -----------   ----------   ----------    ----------   -----------  -----------
$         0    $3,499,211  $ 6,644,230   $7,006,733  $1,422,917    $1,646,437    $ 1,142,164  $ 1,374,791
===========    ==========  ===========   ==========   ==========    ==========   ===========  ===========

    254,579       264,031      487,141      563,779     133,595       147,868        124,513      159,146
-----------    ----------  -----------   ----------   ----------    ----------   -----------  -----------
      5,913       107,384       20,403       10,269       6,593         4,780        144,333      161,384
   (260,492)     (116,836)     (86,723)     (86,907)    (23,701)      (19,053)      (164,390)    (196,017)
-----------    ----------  -----------   ----------   ----------    ----------   -----------  -----------
          0       254,579      420,821      487,141     116,487       133,595        104,456      124,513
===========    ==========  ===========   ==========   ==========    ==========   ===========  ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                 SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                   COLUMBIA SMALL COMPANY GROWTH COLUMBIA LARGE CAP GROWTH PRUDENTIAL SP INTERNATIONAL
                                         FUND, VS                       STOCK, VS              GROWTH PORTFOLIO
                                   ----------------------------  ------------------------  --------------------------
                                   01/01/2010     01/01/2009     01/01/2010   01/01/2009    01/01/2010    01/01/2009
                                       TO             TO             TO           TO            TO            TO
                                   12/31/2010     12/31/2009     12/31/2010   12/31/2009    12/31/2010    12/31/2009
                                   ----------     ----------     ----------   ----------   -----------   -----------
OPERATIONS
  Net investment income
   (loss).........................  $ (5,188)      $ (4,568)     $  (20,640)  $  (14,827)  $    (9,592)  $    96,755
  Capital gains distributions
   received.......................         0              0               0            0             0             0
  Realized gain (loss) on shares
   redeemed.......................    24,669          4,966          83,835     (141,097)   (2,481,963)   (7,231,239)
  Net change in unrealized gain
   (loss) on investments..........   107,644        100,001         686,344    1,512,008     3,641,773    10,922,862
                                    --------       --------      ----------   ----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   127,125        100,399         749,539    1,356,084     1,150,218     3,788,378
                                    --------       --------      ----------   ----------   -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     1,536              0          35,575        6,323       148,956        44,396
  Surrenders, withdrawals and
   death benefits.................   (69,939)       (38,526)       (545,550)    (511,127)   (2,106,689)   (1,504,786)
  Net transfers between other
   subaccounts or fixed rate
   option.........................      (979)        (1,309)       (325,560)    (178,061)   (1,469,940)      259,472
  Withdrawal and other
   charges........................    (1,164)        (1,201)         (8,474)      (9,599)      (15,782)      (18,642)
                                    --------       --------      ----------   ----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (70,546)       (41,036)       (844,009)    (692,464)   (3,443,455)   (1,219,560)
                                    --------       --------      ----------   ----------   -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    56,579         59,363         (94,470)     663,620    (2,293,237)    2,568,818

NET ASSETS
  Beginning of period.............   521,297        461,934       5,238,889    4,575,269    13,530,287    10,961,469
                                    --------       --------      ----------   ----------   -----------   -----------
  End of period...................  $577,876       $521,297      $5,144,419   $5,238,889   $11,237,050   $13,530,287
                                    ========       ========      ==========   ==========   ===========   ===========

  Beginning units.................    33,934         37,407         508,117      592,241     1,212,810     1,323,350
                                    --------       --------      ----------   ----------   -----------   -----------
  Units issued....................        90              0           9,406          359       310,483       786,117
  Units redeemed..................    (4,427)        (3,473)        (88,584)     (84,483)     (626,243)     (896,657)
                                    --------       --------      ----------   ----------   -----------   -----------
  Ending units....................    29,597         33,934         428,939      508,117       897,050     1,212,810
                                    ========       ========      ==========   ==========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                          SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                                                       FIRST TRUST TARGET FOCUS FOUR  GLOBAL DIVIDEND TARGET 15
NVIT DEVELOPING MARKETS FUND THE DOW DART 10 PORTFOLIO         PORTFOLIO                      PORTFOLIO
--------------------------   ------------------------  ----------------------------  --------------------------
 01/01/2010     01/01/2009    01/01/2010   01/01/2009   01/01/2010     01/01/2009     01/01/2010    01/01/2009
     TO             TO            TO           TO           TO             TO             TO            TO
 12/31/2010     12/31/2009    12/31/2010   12/31/2009   12/31/2010     12/31/2009     12/31/2010    12/31/2009
------------   ------------  -----------  -----------   -----------    -----------   ------------  ------------

$ (2,551,635)  $   (611,949) $   (89,117) $   (86,229) $  (184,472)   $  (128,485)   $   (660,562) $   (611,619)

           0              0            0            0            0              0               0             0

  18,741,371    (91,932,789)     (73,294)  (2,204,714)   2,110,362     (1,803,079)     (5,958,750)  (11,226,107)

    (422,470)   149,232,845      899,612    2,551,275     (413,243)     4,288,614       8,776,297    22,390,694
------------   ------------  -----------  -----------   -----------    -----------   ------------  ------------




  15,767,266     56,688,107      737,201      260,332    1,512,647      2,357,050       2,156,985    10,552,968
------------   ------------  -----------  -----------   -----------    -----------   ------------  ------------


   2,927,858      6,688,133       76,641      103,291      563,987      2,037,800       1,006,880     1,898,324

 (22,310,978)   (17,354,736)  (1,028,306)    (717,448)  (1,823,978)      (750,290)     (6,836,811)   (3,716,930)

 (21,853,722)    57,692,593    1,571,931   (1,273,548)    (713,763)     2,863,420      (6,668,471)    2,118,054

    (157,585)      (144,464)      (7,186)      (9,370)     (14,853)       (12,679)        (41,691)      (48,435)
------------   ------------  -----------  -----------   -----------    -----------   ------------  ------------

 (41,394,427)    46,881,526      613,080   (1,897,075)  (1,988,607)     4,138,251     (12,540,093)      251,013
------------   ------------  -----------  -----------   -----------    -----------   ------------  ------------

 (25,627,161)   103,569,633    1,350,281   (1,636,743)    (475,960)     6,495,301     (10,383,108)   10,803,981

 189,579,261     86,009,628    5,447,263    7,084,006   11,196,905      4,701,604      46,874,287    36,070,306
------------   ------------  -----------  -----------   -----------    -----------   ------------  ------------
$163,952,100   $189,579,261  $ 6,797,544  $ 5,447,263  $10,720,945    $11,196,905    $ 36,491,179  $ 46,874,287
============   ============  ===========  ===========   ===========    ===========   ============  ============

   8,668,240      6,641,617      591,358      857,106    1,949,307      1,207,575       3,011,343     3,199,461
------------   ------------  -----------  -----------   -----------    -----------   ------------  ------------
   4,872,249      8,825,686      379,678      348,189      786,158      1,952,107       1,454,853     2,326,046
  (6,904,916)    (6,799,063)    (344,245)    (613,937)  (1,172,713)    (1,210,375)     (2,293,308)   (2,514,164)
------------   ------------  -----------  -----------   -----------    -----------   ------------  ------------
   6,635,573      8,668,240      626,791      591,358    1,562,752      1,949,307       2,172,888     3,011,343
============   ============  ===========  ===========   ===========    ===========   ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                    SUBACCOUNTS
                                   --------------------------------------------------------------------------------

                                   NASDAQ TARGET 15 PORTFOLIO  S&P TARGET 24 PORTFOLIO  TARGET MANAGED VIP PORTFOLIO
                                   -------------------------  ------------------------  ---------------------------
                                    01/01/2010   01/01/2009    01/01/2010   01/01/2009   01/01/2010    01/01/2009
                                        TO           TO            TO           TO           TO            TO
                                    12/31/2010   12/31/2009    12/31/2010   12/31/2009   12/31/2010    12/31/2009
                                   -----------   ----------   -----------  -----------  -----------   ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (57,547)  $  (37,602)  $  (137,264) $  (120,683) $  (475,253)  $   (477,524)
  Capital gains distributions
   received.......................           0            0             0            0            0              0
  Realized gain (loss) on shares
   redeemed.......................     658,256     (627,005)      477,096   (1,124,500)  (6,222,133)   (10,194,714)
  Net change in unrealized gain
   (loss) on investments..........     552,534    1,001,748       838,360    2,101,444   10,769,127     13,203,578
                                   -----------   ----------   -----------  -----------  -----------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   1,153,243      337,141     1,178,192      856,261    4,071,741      2,531,340
                                   -----------   ----------   -----------  -----------  -----------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      95,428      130,144       307,489    1,027,771      412,480      1,739,625
  Surrenders, withdrawals and
   death benefits.................  (1,292,257)    (518,876)   (1,055,794)    (892,119)  (3,712,608)    (3,700,675)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   4,929,989     (304,013)     (206,473)     558,926   (4,038,070)    (1,603,034)
  Withdrawal and other
   charges........................      (3,677)      (3,447)      (12,504)     (14,690)     (59,687)       (77,379)
                                   -----------   ----------   -----------  -----------  -----------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   3,729,483     (696,192)     (967,282)     679,888   (7,397,885)    (3,641,463)
                                   -----------   ----------   -----------  -----------  -----------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   4,882,726     (359,051)      210,910    1,536,149   (3,326,144)    (1,110,123)

NET ASSETS
  Beginning of period.............   2,819,697    3,178,748     9,289,238    7,753,089   31,167,724     32,277,847
                                   -----------   ----------   -----------  -----------  -----------   ------------
  End of period................... $ 7,702,423   $2,819,697   $ 9,500,148  $ 9,289,238  $27,841,580   $ 31,167,724
                                   ===========   ==========   ===========  ===========  ===========   ============

  Beginning units.................     384,092      500,515     1,052,970      992,189    3,631,427      4,208,850
                                   -----------   ----------   -----------  -----------  -----------   ------------
  Units issued....................     710,199      579,112       515,035      841,114      949,298      2,078,091
  Units redeemed..................    (307,776)    (695,535)     (652,671)    (780,333)  (1,797,962)    (2,655,514)
                                   -----------   ----------   -----------  -----------  -----------   ------------
  Ending units....................     786,515      384,092       915,334    1,052,970    2,782,763      3,631,427
                                   ===========   ==========   ===========  ===========  ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                                THE DOW TARGET DIVIDEND
VALUE LINE TARGET 25 PORTFOLIO         PORTFOLIO             PROFUND VP ASIA 30           PROFUND VP BANKS
-----------------------------  ------------------------  --------------------------  -------------------------
 01/01/2010      01/01/2009     01/01/2010   01/01/2009   01/01/2010    01/01/2009    01/01/2010   01/01/2009
     TO              TO             TO           TO           TO            TO            TO           TO
 12/31/2010      12/31/2009     12/31/2010   12/31/2009   12/31/2010    12/31/2009    12/31/2010   12/31/2009
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  ------------

$  (165,822)    $  (183,412)   $  (384,662) $  (298,795) $   (876,763) $   (379,361) $  (119,506) $    282,088

          0               0              0            0             0     8,487,534            0        10,719
 (2,653,733)     (7,024,176)    (2,581,643)  (7,865,905)     (518,353)      687,644     (983,108)   (2,777,463)
  5,665,941       7,656,245      5,994,271   10,147,784     2,747,303    11,384,559      903,105       799,735
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  ------------

  2,846,386         448,657      3,027,966    1,983,084     1,352,187    20,180,376     (199,509)   (1,684,921)
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  ------------

    328,622         441,380        399,682    1,427,736       767,460     1,099,015       61,278       223,024
 (1,848,999)     (1,434,541)    (3,434,906)  (1,702,924)  (10,066,644)   (8,523,124)    (924,025)   (1,733,434)
     65,026      (3,421,792)      (222,685)     497,110   (14,749,313)   26,565,640      755,588    (7,767,412)
    (13,243)        (16,477)       (33,906)     (33,428)      (49,361)      (55,678)      (6,097)      (11,846)
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  ------------

 (1,468,594)     (4,431,430)    (3,291,815)     188,494   (24,097,858)   19,085,853     (113,256)   (9,289,668)
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  ------------

  1,377,792      (3,982,773)      (263,849)   2,171,578   (22,745,671)   39,266,229     (312,765)  (10,974,589)
 11,226,947      15,209,720     22,552,044   20,380,466    82,211,678    42,945,449    6,975,856    17,950,445
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  ------------
$12,604,739     $11,226,947    $22,288,195  $22,552,044  $ 59,466,007  $ 82,211,678  $ 6,663,091  $  6,975,856
 ===========     ===========   ===========  ===========  ============  ============  ===========  ============

  1,700,907       2,422,810      3,040,228    3,086,956     3,728,153     2,981,981    1,443,067     3,538,248
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  ------------
    321,520         499,058      2,397,883    2,475,346     6,932,203    15,626,363    8,718,088    26,454,207
   (611,636)     (1,220,961)    (2,810,063)  (2,522,074)   (8,247,379)  (14,880,191)  (8,863,106)  (28,549,388)
 -----------     -----------   -----------  -----------  ------------  ------------  -----------  ------------
  1,410,791       1,700,907      2,628,048    3,040,228     2,412,977     3,728,153    1,298,049     1,443,067
 ===========     ===========   ===========  ===========  ============  ============  ===========  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                      SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                         PROFUND VP BEAR        PROFUND VP BIOTECHNOLOGY  PROFUND VP BASIC MATERIALS
                                   --------------------------  -------------------------  -------------------------
                                    01/01/2010    01/01/2009    01/01/2010   01/01/2009    01/01/2010   01/01/2009
                                        TO            TO            TO           TO            TO           TO
                                    12/31/2010    12/31/2009    12/31/2010   12/31/2009    12/31/2010   12/31/2009
                                   ------------  ------------  -----------  ------------  -----------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (645,512) $   (914,754) $  (138,731) $   (187,319) $  (438,272) $   (373,439)
  Capital gains distributions
   received.......................            0             0            0             0            0             0
  Realized gain (loss) on shares
   redeemed.......................   (9,744,950)  (25,637,714)     173,024      (831,571)   3,315,697    (3,980,297)
  Net change in unrealized gain
   (loss) on investments..........      374,910     1,283,192        2,182       125,189    4,475,258    16,916,716
                                   ------------  ------------  -----------  ------------  -----------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (10,015,552)  (25,269,276)      36,475      (893,701)   7,352,683    12,562,980
                                   ------------  ------------  -----------  ------------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      711,410     2,066,506      116,720        79,646      545,335     1,243,996
  Surrenders, withdrawals and
   death benefits.................   (6,214,614)   (8,772,133)  (1,427,215)   (1,898,988)  (5,877,535)   (4,547,396)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    3,226,915    17,051,994     (684,131)  (11,636,452)  (1,957,758)   25,377,492
  Withdrawal and other
   charges........................      (35,701)      (58,825)      (7,190)       (8,926)     (33,107)      (33,833)
                                   ------------  ------------  -----------  ------------  -----------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (2,311,990)   10,287,542   (2,001,816)  (13,464,720)  (7,323,065)   22,040,259
                                   ------------  ------------  -----------  ------------  -----------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (12,327,542)  (14,981,734)  (1,965,341)  (14,358,421)      29,618    34,603,239

NET ASSETS
  Beginning of period.............   33,717,195    48,698,929    7,870,230    22,228,651   55,224,405    20,621,166
                                   ------------  ------------  -----------  ------------  -----------  ------------
  End of period................... $ 21,389,653  $ 33,717,195  $ 5,904,889  $  7,870,230  $55,254,023  $ 55,224,405
                                   ============  ============  ===========  ============  ===========  ============

  Beginning units.................    5,156,853     5,261,457      789,902     2,204,693    3,953,759     2,384,472
                                   ------------  ------------  -----------  ------------  -----------  ------------
  Units issued....................   50,760,339    72,794,678    2,249,517     3,174,244    7,291,657    14,245,866
  Units redeemed..................  (51,936,581)  (72,899,282)  (2,469,498)   (4,589,035)  (8,146,048)  (12,676,579)
                                   ------------  ------------  -----------  ------------  -----------  ------------
  Ending units....................    3,980,611     5,156,853      569,921       789,902    3,099,368     3,953,759
                                   ============  ============  ===========  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                          SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
   PROFUND VP ULTRABULL             PROFUND VP BULL       PROFUND VP CONSUMER SERVICES PROFUND VP CONSUMER GOODS
--------------------------    --------------------------  ---------------------------  ------------------------
 01/01/2010      01/01/2009    01/01/2010    01/01/2009    01/01/2010     01/01/2009    01/01/2010   01/01/2009
     TO              TO            TO            TO            TO             TO            TO           TO
 12/31/2010      12/31/2009    12/31/2010    12/31/2009    12/31/2010     12/31/2009    12/31/2010   12/31/2009
------------    ------------  ------------  ------------   -----------   -----------   -----------  -----------

$   (193,815)   $    (61,349) $   (816,717) $   (427,468) $  (188,560)   $   (41,661)  $  (129,720) $   (86,179)

           0               0             0             0            0              0             0            0

   1,991,482         965,589     4,694,940     9,453,699       10,325        338,941     1,316,064      271,898

      62,795         465,405       812,337       (36,265)   1,209,603        (15,332)      762,619    1,001,491
------------    ------------  ------------  ------------   -----------   -----------   -----------  -----------




   1,860,462       1,369,645     4,690,560     8,989,966    1,031,368        281,948     1,948,963    1,187,210
------------    ------------  ------------  ------------   -----------   -----------   -----------  -----------


     136,303         310,241       609,784     1,123,163    1,295,825        589,482     1,138,636    1,757,406
  (1,404,457)     (2,009,314)   (9,406,733)   (7,529,218)  (1,382,680)      (329,729)   (1,685,831)  (1,303,671)
  (5,783,367)    (31,046,318)   (7,479,587)   13,702,657    9,029,330          6,612      (731,509)   6,079,541
     (15,924)        (18,982)      (69,742)      (76,946)     (24,202)        (4,312)      (33,782)     (13,074)
------------    ------------  ------------  ------------   -----------   -----------   -----------  -----------

  (7,067,445)    (32,764,373)  (16,346,278)    7,219,656    8,918,273        262,053    (1,312,486)   6,520,202
------------    ------------  ------------  ------------   -----------   -----------   -----------  -----------

  (5,206,983)    (31,394,728)  (11,655,718)   16,209,622    9,949,641        544,001       636,477    7,707,412

  17,396,662      48,791,390    69,109,204    52,899,582    5,596,073      5,052,072    16,511,288    8,803,876
------------    ------------  ------------  ------------   -----------   -----------   -----------  -----------
$ 12,189,679    $ 17,396,662  $ 57,453,486  $ 69,109,204  $15,545,714    $ 5,596,073   $17,147,765  $16,511,288
============    ============  ============  ============   ===========   ===========   ===========  ===========

   3,111,939      11,725,871     7,235,296     6,812,003      669,864        816,860     1,551,165      999,767
------------    ------------  ------------  ------------   -----------   -----------   -----------  -----------
  16,785,763      27,718,676    34,450,807    52,010,171    5,675,807      2,716,842     5,053,491    4,922,087
 (18,090,351)    (36,332,608)  (36,251,552)  (51,586,878)  (4,741,623)    (2,863,838)   (5,222,425)  (4,370,689)
------------    ------------  ------------  ------------   -----------   -----------   -----------  -----------
   1,807,351       3,111,939     5,434,551     7,235,296    1,604,048        669,864     1,382,231    1,551,165
============    ============  ============  ============   ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------

                                      PROFUND VP OIL & GAS       PROFUND VP EUROPE 30      PROFUND VP FINANCIALS
                                   -------------------------  -------------------------  -------------------------
                                    01/01/2010   01/01/2009    01/01/2010    01/01/2009   01/01/2010   01/01/2009
                                        TO           TO            TO            TO           TO           TO
                                    12/31/2010   12/31/2009    12/31/2010    12/31/2009   12/31/2010   12/31/2009
                                   -----------  ------------  ------------  -----------  -----------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  (627,591) $   (983,546) $     96,807  $   569,420  $  (257,609) $     73,144
  Capital gains distributions
   received.......................           0     7,195,884             0            0            0             0
  Realized gain (loss) on shares
   redeemed.......................    (686,156)  (23,137,450)   (1,277,023)  (4,983,046)    (527,424)    1,629,741
  Net change in unrealized gain
   (loss) on investments..........   8,176,133    22,000,707    (1,373,438)  10,425,697    1,355,549       916,096
                                   -----------  ------------  ------------  -----------  -----------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   6,862,386     5,075,595    (2,553,654)   6,012,071      570,516     2,618,981
                                   -----------  ------------  ------------  -----------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     866,722     2,490,414       115,109      306,236    1,926,883     3,523,708
  Surrenders, withdrawals and
   death benefits.................  (7,669,464)   (8,963,456)   (5,354,864)  (4,122,760)  (1,304,669)   (1,273,569)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   1,796,191     8,435,010    (5,062,167)  26,649,468     (955,216)   (3,745,770)
  Withdrawal and other
   charges........................     (56,321)      (68,376)      (19,150)     (22,524)     (62,356)      (32,889)
                                   -----------  ------------  ------------  -----------  -----------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (5,062,872)    1,893,592   (10,321,072)  22,810,420     (395,358)   (1,528,520)
                                   -----------  ------------  ------------  -----------  -----------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   1,799,514     6,969,187   (12,874,726)  28,822,491      175,158     1,090,461

NET ASSETS
  Beginning of period.............  62,590,713    55,621,526    46,898,721   18,076,230   17,959,186    16,868,725
                                   -----------  ------------  ------------  -----------  -----------  ------------
  End of period................... $64,390,227  $ 62,590,713  $ 34,023,995  $46,898,721  $18,134,344  $ 17,959,186
                                   ===========  ============  ============  ===========  ===========  ============

  Beginning units.................   3,394,833     3,491,555     4,394,420    2,290,225    2,797,510     3,060,711
                                   -----------  ------------  ------------  -----------  -----------  ------------
  Units issued....................   6,231,784     9,719,707     8,098,640   12,050,898    8,040,323    15,464,488
  Units redeemed..................  (6,621,277)   (9,816,429)   (9,349,039)  (9,946,703)  (8,271,294)  (15,727,689)
                                   -----------  ------------  ------------  -----------  -----------  ------------
  Ending units....................   3,005,340     3,394,833     3,144,021    4,394,420    2,566,539     2,797,510
                                   ===========  ============  ============  ===========  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
        PROFUND VP                                                ACCESS VP
   U.S. GOVERNMENT PLUS          PROFUND VP HEALTH CARE        HIGH YIELD FUND       PROFUND VP INDUSTRIALS
--------------------------      ------------------------  ------------------------  ------------------------
 01/01/2010        01/01/2009    01/01/2010   01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009
     TO                TO            TO           TO           TO           TO           TO           TO
 12/31/2010        12/31/2009    12/31/2010   12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009
------------      ------------  -----------  -----------  -----------  -----------  -----------  -----------
$   (569,154)     $   (773,016) $  (237,646) $  (178,684) $ 2,421,430  $ 1,329,308  $  (234,853) $   (72,578)

           0        20,311,630            0            0            0            0            0            0
   3,213,068       (19,892,634)   1,333,539     (857,697)     307,747     (324,023)   1,578,806     (481,013)
  (1,036,769)      (26,651,095)    (748,912)   1,303,022     (556,087)      44,270    1,062,363    1,343,881
------------      ------------  -----------  -----------  -----------  -----------  -----------  -----------

   1,607,145       (27,005,115)     346,981      266,641    2,173,090    1,049,555    2,406,316      790,290
------------      ------------  -----------  -----------  -----------  -----------  -----------  -----------

     772,327         1,141,684    1,694,263    2,601,961      116,045      290,653    1,718,850    1,235,891
  (7,947,928)       (8,336,463)  (2,180,488)  (2,469,283)  (2,809,360)  (2,584,527)  (1,869,090)    (921,013)
    (732,144)      (33,181,509)  (5,653,164)     925,618    1,730,552   (2,756,936)    (460,450)   4,419,237
     (45,886)          (56,168)     (50,894)     (24,595)      (8,693)      (6,862)     (42,175)     (13,094)
------------      ------------  -----------  -----------  -----------  -----------  -----------  -----------

  (7,953,631)      (40,432,456)  (6,190,283)   1,033,701     (971,456)  (5,057,672)    (652,865)   4,721,021
------------      ------------  -----------  -----------  -----------  -----------  -----------  -----------

  (6,346,486)      (67,437,571)  (5,843,302)   1,300,342    1,201,634   (4,008,117)   1,753,451    5,511,311
  35,005,511       102,443,082   22,452,125   21,151,783   17,790,198   21,798,315   14,189,764    8,678,453
------------      ------------  -----------  -----------  -----------  -----------  -----------  -----------
$ 28,659,025      $ 35,005,511  $16,608,823  $22,452,125  $18,991,832  $17,790,198  $15,943,215  $14,189,764
============      ============  ===========  ===========  ===========  ===========  ===========  ===========

   2,832,031         5,490,948    2,393,753    2,729,903    1,387,578    1,961,020    1,347,830    1,044,731
------------      ------------  -----------  -----------  -----------  -----------  -----------  -----------
  23,766,697        19,207,262    4,090,987    7,838,483    6,071,059    8,312,533    5,626,431    6,459,954
 (24,460,231)      (21,866,179)  (4,748,466)  (8,174,633)  (6,167,714)  (8,885,975)  (5,718,987)  (6,156,855)
------------      ------------  -----------  -----------  -----------  -----------  -----------  -----------
   2,138,497         2,832,031    1,736,274    2,393,753    1,290,923    1,387,578    1,255,274    1,347,830
============      ============  ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                      PROFUND VP INTERNET        PROFUND VP JAPAN      PROFUND VP PRECIOUS METALS
                                   ------------------------  ------------------------  --------------------------
                                    01/01/2010   01/01/2009   01/01/2010   01/01/2009   01/01/2010    01/01/2009
                                        TO           TO           TO           TO           TO            TO
                                    12/31/2010   12/31/2009   12/31/2010   12/31/2009   12/31/2010    12/31/2009
                                   -----------  -----------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  (142,557) $  (127,695) $  (164,918) $   (90,825) $ (1,791,034) $   (651,535)
  Capital gains distributions
   received.......................     320,197            0            0            0             0             0
  Realized gain (loss) on shares
   redeemed.......................     892,147    2,619,744     (683,497)    (515,265)   15,035,695    (4,099,990)
  Net change in unrealized gain
   (loss) on investments..........   1,004,339    1,649,506     (208,486)     732,317    15,373,102    25,191,414
                                   -----------  -----------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   2,074,126    4,141,555   (1,056,901)     126,227    28,617,763    20,439,889
                                   -----------  -----------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      58,471      174,210      111,619      138,612     1,483,770     3,073,273
  Surrenders, withdrawals and
   death benefits.................  (1,244,251)  (1,580,474)  (1,647,843)  (1,483,875)  (15,109,482)  (11,723,582)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   1,501,540    9,468,785     (680,038)   3,931,840    15,853,229    16,955,659
  Withdrawal and other
   charges........................      (6,264)      (5,815)      (7,643)      (7,933)      (84,605)      (80,534)
                                   -----------  -----------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................     309,496    8,056,706   (2,223,905)   2,578,644     2,142,912     8,224,816
                                   -----------  -----------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   2,383,622   12,198,261   (3,280,806)   2,704,871    30,760,675    28,664,705

NET ASSETS
  Beginning of period.............  14,520,543    2,322,282   13,550,086   10,845,215   109,841,259    81,176,554
                                   -----------  -----------  -----------  -----------  ------------  ------------
  End of period................... $16,904,165  $14,520,543  $10,269,280  $13,550,086  $140,601,934  $109,841,259
                                   ===========  ===========  ===========  ===========  ============  ============

  Beginning units.................     744,608      207,736    1,568,657    1,373,642     6,318,303     6,241,359
                                   -----------  -----------  -----------  -----------  ------------  ------------
  Units issued....................   1,371,603    2,641,175    4,259,158    7,700,237    13,003,201    18,669,441
  Units redeemed..................  (1,465,679)  (2,104,303)  (4,541,859)  (7,505,222)  (13,121,111)  (18,592,497)
                                   -----------  -----------  -----------  -----------  ------------  ------------
  Ending units....................     650,532      744,608    1,285,956    1,568,657     6,200,393     6,318,303
                                   ===========  ===========  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
 PROFUND VP MID-CAP GROWTH   PROFUND VP MID-CAP VALUE   PROFUND VP PHARMACEUTICALS  PROFUND VP REAL ESTATE
--------------------------  --------------------------  ------------------------   ------------------------
 01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009   01/01/2010   01/01/2009
     TO            TO            TO            TO            TO            TO           TO           TO
 12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009   12/31/2010   12/31/2009
------------  ------------  ------------  ------------  -----------   -----------  -----------  -----------

$   (647,565) $   (491,529) $   (321,940) $    (63,299) $   175,621   $   (31,356) $   388,414  $   249,159

           0             0             0             0            0             0            0            0

   6,933,150     5,831,813     4,958,667     1,921,653      (96,882)     (720,002)   2,379,971    1,591,395

   1,830,475     5,052,726      (246,869)    2,575,124     (221,556)     (202,164)    (109,759)     543,131
------------  ------------  ------------  ------------  -----------   -----------  -----------  -----------




   8,116,060    10,393,010     4,389,858     4,433,478     (142,817)     (953,522)   2,658,626    2,383,685
------------  ------------  ------------  ------------  -----------   -----------  -----------  -----------


     933,508     1,348,793       762,502     1,276,071      179,227       158,186    1,120,926    1,229,573

 (7,441,015)    (4,661,036)   (4,592,763)   (2,966,369)    (917,777)   (2,191,077)  (2,217,688)  (1,754,465)


  24,538,809    17,586,104    (6,036,795)   12,784,463   (5,320,923)    5,476,218   (2,103,589)   2,757,874

    (46,922)       (36,298)      (44,615)      (26,755)      (5,363)       (9,200)     (34,017)     (17,255)
------------  ------------  ------------  ------------  -----------   -----------  -----------  -----------





  17,984,380    14,237,563    (9,911,671)   11,067,410   (6,064,836)    3,434,127   (3,234,368)   2,215,727
------------  ------------  ------------  ------------  -----------   -----------  -----------  -----------



  26,100,440    24,630,573    (5,521,813)   15,500,888   (6,207,653)    2,480,605     (575,742)   4,599,412

  43,819,125    19,188,552    33,808,913    18,308,025   11,293,892     8,813,287   17,219,060   12,619,648
------------  ------------  ------------  ------------  -----------   -----------  -----------  -----------
$ 69,919,565  $ 43,819,125  $ 28,287,100  $ 33,808,913  $ 5,086,239   $11,293,892  $16,643,318  $17,219,060
============  ============  ============  ============  ===========   ===========  ===========  ===========

   3,961,436     2,369,496     2,943,714     2,052,460    1,421,729     1,291,826    1,324,867    1,212,307
------------  ------------  ------------  ------------  -----------   -----------  -----------  -----------
  21,069,008    18,087,775    13,058,559    11,700,225    2,871,807     8,707,195    6,098,174    7,477,558
 (20,102,194)  (16,495,835)  (13,933,418)  (10,808,971)  (3,643,430)   (8,577,292)  (6,377,882)  (7,364,998)
------------  ------------  ------------  ------------  -----------   -----------  -----------  -----------
   4,928,250     3,961,436     2,068,855     2,943,714      650,106     1,421,729    1,045,159    1,324,867
============  ============  ============  ============  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                      SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                     PROFUND VP RISING RATES
                                           OPPORTUNITY            PROFUND VP NASDAQ-100    PROFUND VP SEMICONDUCTOR
                                   --------------------------  --------------------------  ------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010   01/01/2009
                                        TO            TO            TO            TO            TO           TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010   12/31/2009
                                   ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (562,537) $   (320,207) $   (457,839) $   (542,369) $   (11,531) $   (85,110)
  Capital gains distributions
   received.......................            0             0             0             0            0            0
  Realized gain (loss) on shares
   redeemed.......................   (7,429,230)    2,077,133     3,079,213    14,396,040       91,934    1,210,581
  Net change in unrealized gain
   (loss) on investments..........      383,455     5,164,087      (135,946)    1,121,631     (158,594)     821,262
                                   ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (7,608,312)    6,921,013     2,485,428    14,975,302      (78,191)   1,946,733
                                   ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      470,592     2,455,749       145,385       504,457       44,613       50,269
  Surrenders, withdrawals and
   death benefits.................   (4,686,055)   (3,860,434)   (4,256,411)   (5,189,301)    (554,469)    (969,730)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   14,146,719     8,623,014    (1,344,872)   11,955,715   (4,650,519)   5,553,675
  Withdrawal and other
   charges........................      (33,529)      (31,555)      (37,609)      (37,085)      (1,635)      (3,801)
                                   ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    9,897,727     7,186,774    (5,493,507)    7,233,786   (5,162,010)   4,630,413
                                   ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    2,289,415    14,107,787    (3,008,079)   22,209,088   (5,240,201)   6,577,146

NET ASSETS
  Beginning of period.............   32,417,339    18,309,552    41,558,984    19,349,896    7,786,640    1,209,494
                                   ------------  ------------  ------------  ------------  -----------  -----------
  End of period................... $ 34,706,754  $ 32,417,339  $ 38,550,905  $ 41,558,984  $ 2,546,439  $ 7,786,640
                                   ============  ============  ============  ============  ===========  ===========

  Beginning units.................    6,287,216     4,729,537     5,150,822     3,873,997    1,312,985      329,925
                                   ------------  ------------  ------------  ------------  -----------  -----------
  Units issued....................   42,448,471    50,097,483    28,575,808    49,983,738    2,439,788    8,616,114
  Units redeemed..................  (40,502,379)  (48,539,804)  (29,721,838)  (48,706,913)  (3,365,538)  (7,633,054)
                                   ------------  ------------  ------------  ------------  -----------  -----------
  Ending units....................    8,233,308     6,287,216     4,004,792     5,150,822      387,235    1,312,985
                                   ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
   PROFUND VP SMALL-CAP                                    PROFUND VP SHORT
          GROWTH            PROFUND VP SHORT MID-CAP          NASDAQ-100          PROFUND VP SHORT SMALL-CAP
--------------------------  ------------------------  --------------------------  --------------------------
 01/01/2010    01/01/2009    01/01/2010   01/01/2009   01/01/2010    01/01/2009    01/01/2010    01/01/2009
     TO            TO            TO           TO           TO            TO            TO            TO
 12/31/2010    12/31/2009    12/31/2010   12/31/2009   12/31/2010    12/31/2009    12/31/2010    12/31/2009
------------  ------------  -----------  -----------  ------------  ------------  ------------  ------------

$   (490,320) $   (470,755) $   (74,346) $   (83,395) $   (200,208) $   (158,512) $    (95,099) $   (202,444)

           0       965,260            0            0             0             0             0             0

   1,054,206     4,512,050   (1,951,339)  (1,625,059)   (3,594,653)   (8,938,909)   (3,342,666)   (5,345,116)

   3,320,779     1,157,506       11,622        8,304       422,122       413,846       270,816       626,875
------------  ------------  -----------  -----------  ------------  ------------  ------------  ------------




   3,884,665     6,164,061   (2,014,063)  (1,700,150)   (3,372,739)   (8,683,575)   (3,166,949)   (4,920,685)
------------  ------------  -----------  -----------  ------------  ------------  ------------  ------------


     566,501     1,349,559      123,910      133,513        40,427       119,756        19,033       153,144

 (4,572,743)    (3,470,219)    (640,165)    (941,443)   (1,154,192)   (1,111,417)   (1,258,811)   (2,126,727)


  16,845,537    10,103,960      938,992    2,470,915     1,664,575     7,558,928       953,411     9,336,104

    (36,281)       (27,751)      (1,897)      (3,400)      (12,964)      (17,318)       (3,601)       (9,658)
------------  ------------  -----------  -----------  ------------  ------------  ------------  ------------





  12,803,014     7,955,549      420,840    1,659,585       537,846     6,549,949      (289,968)    7,352,863
------------  ------------  -----------  -----------  ------------  ------------  ------------  ------------



  16,687,679    14,119,610   (1,593,223)     (40,565)   (2,834,893)   (2,133,626)   (3,456,917)    2,432,178

  37,532,567    23,412,957    3,362,630    3,403,195     9,505,583    11,639,209     7,384,810     4,952,632
------------  ------------  -----------  -----------  ------------  ------------  ------------  ------------
$ 54,220,246  $ 37,532,567  $ 1,769,407  $ 3,362,630  $  6,670,690  $  9,505,583  $  3,927,893  $  7,384,810
============  ============  ===========  ===========  ============  ============  ============  ============

   3,213,302     2,498,234      518,967      332,251     2,233,150     1,617,215     1,097,749       494,573
------------  ------------  -----------  -----------  ------------  ------------  ------------  ------------
  12,193,367    14,783,982    5,828,118    8,944,600    33,057,151    34,596,914    19,204,661    23,648,174
 (11,694,344)  (14,068,914)  (5,972,709)  (8,757,884)  (33,271,617)  (33,980,979)  (19,461,899)  (23,044,998)
------------  ------------  -----------  -----------  ------------  ------------  ------------  ------------
   3,712,325     3,213,302      374,376      518,967     2,018,684     2,233,150       840,511     1,097,749
============  ============  ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                                                                                PROFUND VP
                                   PROFUND VP SMALL-CAP VALUE    PROFUND VP TECHNOLOGY      TELECOMMUNICATIONS
                                   --------------------------  ------------------------  ------------------------
                                    01/01/2010    01/01/2009    01/01/2010   01/01/2009   01/01/2010   01/01/2009
                                        TO            TO            TO           TO           TO           TO
                                    12/31/2010    12/31/2009    12/31/2010   12/31/2009   12/31/2010   12/31/2009
                                   ------------  ------------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (360,393) $   (197,040) $  (151,275) $  (184,107) $   170,074  $   257,410
  Capital gains distributions
   received.......................            0             0            0            0            0            0
  Realized gain (loss) on shares
   redeemed.......................      128,441     1,344,861      563,298    2,980,759      784,278      169,283
  Net change in unrealized gain
   (loss) on investments..........    1,961,349      (602,103)    (512,927)   2,178,463      712,692     (360,788)
                                   ------------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    1,729,397       545,718     (100,904)   4,975,115    1,667,044       65,905
                                   ------------  ------------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      964,487     1,155,416      145,624      127,930      742,378      821,353
  Surrenders, withdrawals and
   death benefits.................   (4,112,005)   (2,028,505)  (1,544,037)  (2,367,506)  (1,401,958)    (841,030)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    8,406,920      (467,284)  (7,403,574)  12,915,288    3,907,236   (4,004,536)
  Withdrawal and other
   charges........................      (29,473)      (19,287)      (6,002)      (7,193)     (22,512)      (9,573)
                                   ------------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    5,229,929    (1,359,660)  (8,807,989)  10,668,519    3,225,144   (4,033,786)
                                   ------------  ------------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    6,959,326      (813,942)  (8,908,893)  15,643,634    4,892,188   (3,967,881)

NET ASSETS
  Beginning of period.............   15,703,236    16,517,178   19,609,253    3,965,619    9,185,205   13,153,086
                                   ------------  ------------  -----------  -----------  -----------  -----------
  End of period................... $ 22,662,562  $ 15,703,236  $10,700,360  $19,609,253  $14,077,393  $ 9,185,205
                                   ============  ============  ===========  ===========  ===========  ===========

  Beginning units.................    1,490,849     1,882,602    2,843,365      993,733    1,333,082    2,329,312
                                   ------------  ------------  -----------  -----------  -----------  -----------
  Units issued....................   11,681,458    10,427,853    3,537,009   10,707,904    6,375,922    5,952,613
  Units redeemed..................  (11,385,608)  (10,819,606)  (4,940,244)  (8,858,272)  (5,942,226)  (6,948,843)
                                   ------------  ------------  -----------  -----------  -----------  -----------
  Ending units....................    1,786,699     1,490,849    1,440,130    2,843,365    1,766,778    1,333,082
                                   ============  ============  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------

  PROFUND VP ULTRAMID-CAP     PROFUND VP ULTRANASDAQ- 100   PROFUND VP ULTRASMALL-CAP    PROFUND VP UTILITIES
--------------------------    ---------------------------  --------------------------  ------------------------
 01/01/2010      01/01/2009    01/01/2010     01/01/2009    01/01/2010    01/01/2009    01/01/2010   01/01/2009
     TO              TO            TO             TO            TO            TO            TO           TO
 12/31/2010      12/31/2009    12/31/2010     12/31/2009    12/31/2010    12/31/2009    12/31/2010   12/31/2009
------------    ------------  ------------  -------------  ------------  ------------  -----------  -----------

$   (468,423)   $   (287,281) $   (428,502) $    (364,706) $   (212,002) $   (129,770) $   214,873  $   679,550

           0               0             0              0             0             0            0            0

   9,919,045       5,395,781     6,990,798     10,146,851     4,317,421     1,804,399      697,969   (5,900,922)

   1,433,166       1,201,245       872,473      5,425,098       744,214       166,094       40,108    5,504,757
------------    ------------  ------------  -------------  ------------  ------------  -----------  -----------




  10,883,788       6,309,745     7,434,769     15,207,243     4,849,633     1,840,723      952,950      283,385
------------    ------------  ------------  -------------  ------------  ------------  -----------  -----------


     275,680         263,947       913,631        338,447       146,641       276,867    1,504,424    2,984,507

  (3,938,399)     (1,586,904)   (2,684,765)    (2,401,804)   (1,878,878)   (1,099,569)  (3,003,948)  (3,587,808)


   1,722,379       1,971,684    (3,963,649)    (3,727,194)    3,263,091    (9,594,127)    (622,957)  (5,051,463)
     (29,035)        (22,249)      (37,077)       (36,754)      (11,130)       (8,500)     (60,855)     (35,722)
------------    ------------  ------------  -------------  ------------  ------------  -----------  -----------

  (1,969,375)        626,478    (5,771,860)    (5,827,305)    1,519,724   (10,425,329)  (2,183,336)  (5,690,486)
------------    ------------  ------------  -------------  ------------  ------------  -----------  -----------



   8,914,413       6,936,223     1,662,909      9,379,938     6,369,357    (8,584,606)  (1,230,386)  (5,407,101)
  29,691,297      22,755,074    28,049,696     18,669,758    11,106,917    19,691,523   26,843,686   32,250,787
------------    ------------  ------------  -------------  ------------  ------------  -----------  -----------
$ 38,605,710    $ 29,691,297  $ 29,712,605  $  28,049,696  $ 17,476,274  $ 11,106,917  $25,613,300  $26,843,686
============    ============  ============  =============  ============  ============  ===========  ===========

   3,144,207       4,156,358    22,194,231     26,435,416     1,693,213     3,979,669    2,236,472    3,026,548
------------    ------------  ------------  -------------  ------------  ------------  -----------  -----------
  17,088,268      26,647,464    42,658,845    120,849,979    14,763,423    15,615,166    4,252,468    6,268,817
 (17,398,892)    (27,659,615)  (47,378,697)  (125,091,164)  (14,672,425)  (17,901,622)  (4,450,083)  (7,058,893)
------------    ------------  ------------  -------------  ------------  ------------  -----------  -----------
   2,833,583       3,144,207    17,474,379     22,194,231     1,784,211     1,693,213    2,038,857    2,236,472
============    ============  ============  =============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                   PROFUND VP LARGE-CAP GROWTH PROFUND VP LARGE-CAP VALUE    RYDEX VT NOVA FUND
                                   --------------------------  --------------------------  ----------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009   01/01/2010  01/01/2009
                                        TO            TO            TO            TO           TO          TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009   12/31/2010  12/31/2009
                                   ------------  ------------  ------------  ------------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   (498,399) $   (520,850) $   (172,329) $    248,270  $  (20,672) $   (7,668)
  Capital gains distributions
   received.......................            0             0             0             0           0           0
  Realized gain (loss) on shares
   redeemed.......................    4,096,343     6,629,562     2,018,841     2,456,054      54,944    (271,207)
  Net change in unrealized gain
   (loss) on investments..........     (751,921)    2,367,472       996,911     2,486,253     257,234     775,310
                                   ------------  ------------  ------------  ------------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    2,846,023     8,476,184     2,843,423     5,190,577     291,506     496,435
                                   ------------  ------------  ------------  ------------  ----------  ----------
CONTRACT OWNER
   TRANSACTIONS...................
  Contract owner net
   payments.......................      642,052     1,591,839       788,717     1,915,455       1,696        (138)
  Surrenders, withdrawals and
   death benefits.................   (4,455,300)   (4,512,623)   (4,624,582)   (4,339,890)   (305,634)   (192,191)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (8,145,277)   14,046,001     3,639,862    (6,156,398)   (131,026)   (185,143)
  Withdrawal and other
   charges........................      (36,892)      (35,940)      (41,994)      (30,107)     (3,197)     (3,400)
                                   ------------  ------------  ------------  ------------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (11,995,417)   11,089,277      (237,997)   (8,610,940)   (438,161)   (380,872)
                                   ------------  ------------  ------------  ------------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (9,149,394)   19,565,461     2,605,426    (3,420,363)   (146,655)    115,563

NET ASSETS
  Beginning of period.............   42,361,680    22,796,219    28,210,954    31,631,317   1,906,474   1,790,911
                                   ------------  ------------  ------------  ------------  ----------  ----------
  End of period................... $ 33,212,286  $ 42,361,680  $ 30,816,380  $ 28,210,954  $1,759,819  $1,906,474
                                   ============  ============  ============  ============  ==========  ==========

  Beginning units.................    4,505,376     3,080,422     3,399,210     4,441,694     418,198     525,445
                                   ------------  ------------  ------------  ------------  ----------  ----------
  Units issued....................    9,863,412    14,722,731    15,875,349    14,902,389       9,269      20,704
  Units redeemed..................  (11,213,556)  (13,297,777)  (15,952,534)  (15,944,873)   (101,600)   (127,951)
                                   ------------  ------------  ------------  ------------  ----------  ----------
  Ending units....................    3,155,232     4,505,376     3,322,025     3,399,210     325,867     418,198
                                   ============  ============  ============  ============  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
                            RYDEX VT INVERSE                               INVESCO V.I. FINANCIAL SERVICES
RYDEX VT NASDAQ-100 FUND  S&P 500 STRATEGY FUND INVESCO V.I. DYNAMICS FUND            FUND
------------------------  --------------------  ------------------------   ------------------------------
 01/01/2010   01/01/2009  01/01/2010 01/01/2009  01/01/2010    01/01/2009   01/01/2010      01/01/2009
     TO           TO          TO         TO          TO            TO           TO              TO
 12/31/2010   12/31/2009  12/31/2010 12/31/2009  12/31/2010    12/31/2009   12/31/2010      12/31/2009
-----------  -----------  ---------- ---------- -----------   -----------   -----------     ------------


$  (146,839) $  (138,222)  $ (2,489) $  (3,848) $  (366,854)  $  (306,236) $  (294,951)    $    334,804

          0            0          0          0            0             0            0                0

   (892,809)  (1,467,117)   (12,366)     1,702   (3,683,437)   (3,984,471)   2,888,663      (15,450,322)

  2,647,549    5,628,291    (18,020)   (49,510)   8,262,078    11,281,854   (1,709,526)      19,474,480
-----------  -----------   --------  ---------  -----------   -----------   -----------     ------------



  1,607,901    4,022,952    (32,875)   (51,656)   4,211,787     6,991,147      884,186        4,358,962
-----------  -----------   --------  ---------  -----------   -----------   -----------     ------------


     32,388       16,735          0        157      364,564       546,203      401,811        1,284,257

 (1,794,029)  (1,111,618)   (19,554)   (23,937)  (4,325,073)   (3,021,824)  (2,818,766)      (1,906,783)

   (587,933)    (550,420)    (1,101)  (135,535)     (72,409)    2,621,241      239,444        4,633,895

    (22,937)     (24,034)      (306)      (510)     (30,143)      (31,950)     (22,357)         (21,574)
-----------  -----------   --------  ---------  -----------   -----------   -----------     ------------





 (2,372,511)  (1,669,337)   (20,961)  (159,825)  (4,063,061)      113,670   (2,199,868)       3,989,795
-----------  -----------   --------  ---------  -----------   -----------   -----------     ------------



   (764,610)   2,353,615    (53,836)  (211,481)     148,726     7,104,817   (1,315,682)       8,348,757

 11,271,232    8,917,617    202,454    413,935   24,433,049    17,328,232   20,104,346       11,755,589
-----------  -----------   --------  ---------  -----------   -----------   -----------     ------------
$10,506,622  $11,271,232   $148,618  $ 202,454  $24,581,775   $24,433,049  $18,788,664     $ 20,104,346
===========  ===========   ========  =========  ===========   ===========   ===========     ============

  1,752,394    2,077,835     24,317     35,424    2,469,361     2,560,300    3,327,099        2,369,535
-----------  -----------   --------  ---------  -----------   -----------   -----------     ------------
     10,331       17,378      1,731      1,957    1,465,700     1,334,595    3,128,301        4,558,538
   (364,530)    (342,819)    (4,399)   (13,064)  (1,928,955)   (1,425,534)  (3,571,132)      (3,600,974)
-----------  -----------   --------  ---------  -----------   -----------   -----------     ------------
  1,398,195    1,752,394     21,649     24,317    2,006,106     2,469,361    2,884,268        3,327,099
===========  ===========   ========  =========  ===========   ===========   ===========     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   -----------------------------------------------------------------------------------

                                       INVESCO V.I. GLOBAL                                  WELLS FARGO ADVANTAGE VT
                                        HEALTH CARE FUND       INVESCO V.I. TECHNOLOGY FUND INDEX ASSET ALLOCATION FUND
                                   --------------------------  ---------------------------  --------------------------
                                    01/01/2010    01/01/2009    01/01/2010     01/01/2009    01/01/2010    01/01/2009
                                        TO            TO            TO             TO            TO            TO
                                    12/31/2010    12/31/2009    12/31/2010     12/31/2009    12/31/2010    12/31/2009
                                   ------------  ------------   -----------   -----------   -----------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (615,553) $   (428,836) $  (450,629)   $  (384,545)  $   105,751   $   199,069
  Capital gains distributions
   received.......................            0             0            0              0             0             0
  Realized gain (loss) on shares
   redeemed.......................   (4,548,642)  (13,048,551)     736,220       (499,369)     (153,049)   (2,254,704)
  Net change in unrealized gain
   (loss) on investments..........    6,044,109    22,125,043    4,906,721     12,670,264     3,382,442     5,992,479
                                   ------------  ------------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................      879,914     8,647,656    5,192,312     11,786,350     3,335,144     3,936,844
                                   ------------  ------------   -----------   -----------   -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      553,704     1,623,937      495,718        481,749        27,403        15,031
  Surrenders, withdrawals and
   death benefits.................   (5,977,652)   (5,387,300)  (4,587,136)    (3,695,810)   (5,191,682)   (5,748,375)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (6,162,237)    1,257,706    1,941,605      3,230,961      (868,649)   (1,427,487)
  Withdrawal and other
   charges........................      (52,929)      (63,371)     (47,374)       (47,796)      (21,397)      (23,187)
                                   ------------  ------------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (11,639,114)   (2,569,028)  (2,197,187)       (30,896)   (6,054,325)   (7,184,018)
                                   ------------  ------------   -----------   -----------   -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (10,759,200)    6,078,628    2,995,125     11,755,454    (2,719,181)   (3,247,174)

NET ASSETS
  Beginning of period.............   47,164,009    41,085,381   33,198,217     21,442,763    33,167,690    36,414,864
                                   ------------  ------------   -----------   -----------   -----------   -----------
  End of period................... $ 36,404,809  $ 47,164,009  $36,193,342    $33,198,217   $30,448,509   $33,167,690
                                   ============  ============   ===========   ===========   ===========   ===========

  Beginning units.................    3,695,495     3,967,183    5,997,503      6,277,758     1,524,276     1,905,300
                                   ------------  ------------   -----------   -----------   -----------   -----------
  Units issued....................    1,668,129     2,336,104    2,080,815      2,300,032        20,882        41,184
  Units redeemed..................   (2,659,359)   (2,607,792)  (2,697,847)    (2,580,287)     (294,822)     (422,208)
                                   ------------  ------------   -----------   -----------   -----------   -----------
  Ending units....................    2,704,265     3,695,495    5,380,471      5,997,503     1,250,336     1,524,276
                                   ============  ============   ===========   ===========   ===========   ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A57

                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
       WELLS FARGO                                                              WELLS FARGO ADVANTAGE VT
       ADVANTAGE VT          WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT  INTERNATIONAL EQUITY
      EQUITY INCOME            C&B LARGE CAP VALUE       LARGE COMPANY CORE     PORTFOLIO SHARE CLASS 2
-------------------------    -----------------------  ------------------------  -----------------------
 01/01/2010      01/01/2009  01/01/2010   01/01/2009  01/01/2010    01/01/2009  01/01/2010   01/01/2009
     TO              TO          TO           TO          TO            TO          TO           TO
 7/16/2010**     12/31/2009  7/16/2010**  12/31/2009  7/16/2010**   12/31/2009  12/31/2010   12/31/2009
------------    -----------  -----------  ----------  -----------  -----------  ----------   ----------

$      1,204    $    44,595  $     4,040  $   15,200  $    32,580  $    43,532  $  (6,547)   $  13,135

           0              0            0           0            0            0          0            0
  (1,419,260)    (4,173,457)    (591,164)   (300,540)  (1,501,504)    (842,213)  (220,064)    (380,203)

     940,390      5,514,750      329,468   1,645,658      709,940    3,195,316    326,026      442,055
------------    -----------  -----------  ----------  -----------  -----------  ---------    ---------

    (477,666)     1,385,888     (257,656)  1,360,318     (758,984)   2,396,635     99,415       74,987
------------    -----------  -----------  ----------  -----------  -----------  ---------    ---------


     230,233        494,553       26,040         346        4,194       11,975          0         (318)
    (971,749)    (1,223,567)    (577,809)   (886,325)    (525,939)  (1,254,043)  (121,674)    (129,860)
 (10,418,671)       308,983   (5,845,916)    265,992   (7,311,188)    (440,668)    19,620      (27,302)
      (6,423)       (12,457)      (2,281)     (3,956)      (2,191)      (4,498)    (1,117)      (1,315)
------------    -----------  -----------  ----------  -----------  -----------  ---------    ---------

 (11,166,610)      (432,488)  (6,399,966)   (623,943)  (7,835,124)  (1,687,234)  (103,171)    (158,795)
------------    -----------  -----------  ----------  -----------  -----------  ---------    ---------

 (11,644,276)       953,400   (6,657,622)    736,375   (8,594,108)     709,401     (3,756)     (83,808)

  11,644,276     10,690,876    6,657,622   5,921,247    8,594,108    7,884,707    886,971      970,779
------------    -----------  -----------  ----------  -----------  -----------  ---------    ---------
$          0    $11,644,276  $         0  $6,657,622  $         0  $ 8,594,108  $ 883,215    $ 886,971
============    ===========  ===========  ==========  ===========  ===========  =========    =========

   1,142,160      1,217,913      754,715     855,432      536,670      665,129    126,136      153,529
------------    -----------  -----------  ----------  -----------  -----------  ---------    ---------
     327,639        614,784       81,972     163,661        3,283        8,542     13,611       19,842
  (1,469,799)      (690,537)    (836,687)   (264,378)    (539,953)    (137,001)   (28,649)     (47,235)
------------    -----------  -----------  ----------  -----------  -----------  ---------    ---------
           0      1,142,160            0     754,715            0      536,670    111,098      126,136
============    ===========  ===========  ==========  ===========  ===========  =========    =========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A58

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                   SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                                                                        WELLS FARGO ADVANTAGE VT
                                   WELLS FARGO ADVANTAGE VT  WELLS FARGO ADVANTAGE VT   SMALL CAP GROWTH PORTFOLIO
                                     LARGE COMPANY GROWTH          MONEY MARKET              SHARE CLASS 2
                                   -----------------------  --------------------------  -------------------------
                                   01/01/2010   01/01/2009   01/01/2010    01/01/2009   01/01/2010    01/01/2009
                                       TO           TO           TO            TO           TO            TO
                                   7/16/2010**  12/31/2009  04/30/2010**   12/31/2009   12/31/2010    12/31/2009
                                   -----------  ----------  ------------  ------------  ----------    ----------
OPERATIONS
  Net investment income
   (loss)......................... $       408  $  (34,157) $    (67,082) $   (246,531) $  (30,493)   $  (26,785)
  Capital gains distributions
   received.......................           0           0             0             0           0             0
  Realized gain (loss) on shares
   redeemed.......................    (167,620)   (144,969)            4             0     (89,838)     (111,760)
  Net change in unrealized gain
   (loss) on investments..........    (173,809)  1,294,598            (4)            4     606,407       917,150
                                   -----------  ----------  ------------  ------------   ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (341,021)  1,115,472       (67,082)     (246,527)    486,076       778,605
                                   -----------  ----------  ------------  ------------   ----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       1,421       3,999             4        10,928       4,375         5,352
  Surrenders, withdrawals and
   death benefits.................    (275,056)   (648,662)   (5,459,966)  (16,224,648)   (371,523)     (219,250)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (3,007,863)     94,615   (10,248,018)   10,541,529     (94,360)      (11,481)
  Withdrawal and other
   charges........................      (2,320)     (4,015)       (2,128)       (8,469)     (2,640)       (2,675)
                                   -----------  ----------  ------------  ------------   ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (3,283,818)   (554,063)  (15,710,108)   (5,680,660)   (464,148)     (228,054)
                                   -----------  ----------  ------------  ------------   ----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (3,624,839)    561,409   (15,777,190)   (5,927,187)     21,928       550,551

NET ASSETS
  Beginning of period.............   3,624,839   3,063,430    15,777,190    21,704,377   2,250,731     1,700,180
                                   -----------  ----------  ------------  ------------   ----------   ----------
  End of period................... $         0  $3,624,839  $          0  $ 15,777,190  $2,272,659    $2,250,731
                                   ===========  ==========  ============  ============   ==========   ==========

  Beginning units.................     455,701     542,212     1,171,875     1,600,695     200,525       227,815
                                   -----------  ----------  ------------  ------------   ----------   ----------
  Units issued....................      26,577      71,871       265,044     1,078,025       7,720        22,135
  Units redeemed..................    (482,278)   (158,382)   (1,436,919)   (1,506,845)    (46,135)      (49,425)
                                   -----------  ----------  ------------  ------------   ----------   ----------
  Ending units....................           0     455,701             0     1,171,875     162,110       200,525
                                   ===========  ==========  ============  ============   ==========   ==========

** Date subaccount was no longer available for investment


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A59

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE VT    AST FIRST TRUST BALANCED TARGET     AST FIRST TRUST CAPITAL         AST ADVANCED STRATEGIES
    TOTAL RETURN BOND                  PORTFOLIO             APPRECIATION TARGET PORTFOLIO             PORTFOLIO
------------------------    ------------------------------  ------------------------------  ------------------------------
 01/01/2010     01/01/2009    01/01/2010      01/01/2009      01/01/2010      01/01/2009      01/01/2010      01/01/2009
     TO             TO            TO              TO              TO              TO              TO              TO
 12/31/2010     12/31/2009    12/31/2010      12/31/2009      12/31/2010      12/31/2009      12/31/2010      12/31/2009
-----------    -----------  --------------  --------------  --------------  --------------  --------------  --------------

$   128,485    $   236,392  $   (3,705,512) $   14,869,051  $  (18,733,866) $    2,089,520  $  (13,090,669) $    8,540,212

    179,187         31,918               0               0               0               0               0               0

     52,884       (150,132)    (80,200,312)    (80,696,985)    (58,056,620)   (101,221,328)    (66,395,094)    (79,414,299)

      3,040        634,217     252,101,536     235,357,266     384,436,872     321,311,291     251,824,553     286,651,639
-----------    -----------  --------------  --------------  --------------  --------------  --------------  --------------




    363,596        752,395     168,195,712     169,529,332     307,646,386     222,179,483     172,338,790     215,777,552
-----------    -----------  --------------  --------------  --------------  --------------  --------------  --------------

          0           (628)    215,139,500     443,533,970     308,929,175     634,412,175     194,675,391     408,481,222

 (1,044,318)    (1,108,493)    (63,100,719)    (33,791,937)    (74,298,938)    (36,624,637)    (63,084,349)    (37,233,399)


   (199,945)      (836,399)     45,914,873     192,005,395     111,109,897     458,704,506     100,546,444     177,524,812
     (3,271)        (2,699)     (7,156,156)     (2,349,885)    (11,587,609)     (3,426,068)     (7,467,143)     (2,599,657)
-----------    -----------  --------------  --------------  --------------  --------------  --------------  --------------





 (1,247,534)    (1,948,219)    190,797,498     599,397,543     334,152,525   1,053,065,976     224,670,343     546,172,978
-----------    -----------  --------------  --------------  --------------  --------------  --------------  --------------



   (883,938)    (1,195,824)    358,993,210     768,926,875     641,798,911   1,275,245,459     397,009,133     761,950,530

  6,989,294      8,185,118   1,315,842,399     546,915,524   1,893,632,698     618,387,239   1,479,256,394     717,305,864
-----------    -----------  --------------  --------------  --------------  --------------  --------------  --------------
$ 6,105,356    $ 6,989,294  $1,674,835,609  $1,315,842,399  $2,535,431,609  $1,893,632,698  $1,876,265,527  $1,479,256,394
===========    ===========  ==============  ==============  ==============  ==============  ==============  ==============

    436,701        565,187     148,289,660      76,074,921     227,306,992      93,602,638     151,015,241      91,624,521
-----------    -----------  --------------  --------------  --------------  --------------  --------------  --------------
     16,600         28,146      91,217,978     122,359,955     189,112,747     205,427,349      89,489,266     110,331,747
    (91,815)      (156,632)    (71,986,511)    (50,145,216)   (157,200,389)    (71,722,995)    (69,437,319)    (50,941,027)
-----------    -----------  --------------  --------------  --------------  --------------  --------------  --------------
    361,486        436,701     167,521,127     148,289,660     259,219,350     227,306,992     171,067,188     151,015,241
===========    ===========  ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A60

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                      SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                    COLUMBIA HIGH YIELD     AST INVESTMENT GRADE BOND
                                         FUND, VS                   PORTFOLIO              AST BOND PORTFOLIO 2015
                                   --------------------  ------------------------------  --------------------------
                                   01/01/2010 01/01/2009   01/01/2010      01/01/2009     01/01/2010    01/01/2009
                                       TO         TO           TO              TO             TO            TO
                                   12/31/2010 12/31/2009   12/31/2010      12/31/2009     12/31/2010    12/31/2009
                                   ---------- ---------- -------------  ---------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss).........................  $ 19,101   $ 28,421  $  49,971,255  $    (6,119,893) $ (1,898,485) $ (3,610,235)
  Capital gains distributions
   received.......................         0          0    179,099,346       25,928,438     6,153,773       267,569
  Realized gain (loss) on shares
   redeemed.......................    (5,392)   (24,746)   (34,387,084)     252,679,954     9,665,322    17,141,519
  Net change in unrealized gain
   (loss) on investments..........    14,131     97,319    (72,532,397)    (116,954,144)      734,830   (18,063,455)
                                    --------   --------  -------------  ---------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    27,840    100,994    122,151,120      155,534,355    14,655,440    (4,264,602)
                                    --------   --------  -------------  ---------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     2,381        914         76,463          289,150        81,112        73,119
  Surrenders, withdrawals and
   death benefits.................   (45,868)   (81,161)   (43,028,261)     (46,603,409)  (13,921,065)  (15,162,633)
  Net transfers between other
   subaccounts or fixed rate
   option.........................       (19)    (5,036)  (442,524,149)  (1,379,243,577)  (55,594,768)   (7,607,493)
  Withdrawal and other
   charges........................      (236)      (235)    (8,964,774)     (13,437,463)      (82,956)     (103,744)
                                    --------   --------  -------------  ---------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (43,742)   (85,518)  (494,440,721)  (1,438,995,299)  (69,517,677)  (22,800,751)
                                    --------   --------  -------------  ---------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (15,902)    15,476   (372,289,601)  (1,283,460,944)  (54,862,237)  (27,065,353)

NET ASSETS
  Beginning of period.............   264,006    248,530    783,918,118    2,067,379,062   188,942,017   216,007,370
                                    --------   --------  -------------  ---------------  ------------  ------------
  End of period...................  $248,104   $264,006  $ 411,628,517  $   783,918,118  $134,079,780  $188,942,017
                                    ========   ========  =============  ===============  ============  ============

  Beginning units.................    22,985     30,879     66,751,457      192,624,844    17,151,120    19,145,198
                                    --------   --------  -------------  ---------------  ------------  ------------
  Units issued....................       189      2,573    418,446,299      164,391,036     6,949,290    15,600,051
  Units redeemed..................    (3,685)   (10,467)  (453,012,270)    (290,264,423)  (12,743,946)  (17,594,129)
                                    --------   --------  -------------  ---------------  ------------  ------------
  Ending units....................    19,489     22,985     32,185,486       66,751,457    11,356,464    17,151,120
                                    ========   ========  =============  ===============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A61

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                                                             AST GLOBAL REAL ESTATE     AST PARAMETRIC EMERGING
  AST BOND PORTFOLIO 2018         AST BOND PORTFOLIO 2019           PORTFOLIO          MARKETS EQUITY PORTFOLIO
--------------------------      --------------------------  ------------------------  --------------------------
 01/01/2010        01/01/2009    01/01/2010    01/01/2009    01/01/2010   01/01/2009   01/01/2010    01/01/2009
     TO                TO            TO            TO            TO           TO           TO            TO
 12/31/2010        12/31/2009    12/31/2010    12/31/2009    12/31/2010   12/31/2009   12/31/2010    12/31/2009
------------      ------------  ------------  ------------  -----------  -----------  ------------  ------------
$ (1,220,792)     $ (2,567,331) $ (1,106,774) $ (1,751,370) $   (73,975) $   (10,024) $ (2,115,777) $   (553,318)
   3,888,397         4,393,521     4,953,760        74,624            0            0             0             0
   3,393,084        11,983,610     3,682,224     9,893,011    2,575,521      (38,350)   11,006,806     1,983,017
   6,755,417       (24,366,444)    2,199,713   (17,430,170)   1,640,999    2,678,105    18,004,560    12,692,615
------------      ------------  ------------  ------------  -----------  -----------  ------------  ------------

  12,816,106       (10,556,644)    9,728,923    (9,213,905)   4,142,545    2,629,731    26,895,589    14,122,314
------------      ------------  ------------  ------------  -----------  -----------  ------------  ------------

           0                 0         5,009             0    6,967,520    9,901,556    36,205,132    45,801,863
  (7,660,634)       (7,889,545)   (6,451,400)   (4,922,863)    (963,710)    (282,182)   (6,798,584)   (1,773,612)
 (47,821,172)        8,921,102   (17,187,018)    2,393,809   11,547,940    5,997,749    53,904,502    51,459,028
     (55,478)          (71,949)      (42,966)      (50,718)    (169,112)     (27,872)   (1,002,498)     (155,434)
------------      ------------  ------------  ------------  -----------  -----------  ------------  ------------

 (55,537,285)          959,608   (23,676,375)   (2,579,772)  17,382,638   15,589,251    82,308,552    95,331,845
------------      ------------  ------------  ------------  -----------  -----------  ------------  ------------

 (42,721,179)       (9,597,036)  (13,947,452)  (11,793,677)  21,525,183   18,218,982   109,204,141   109,454,159
 124,960,624       134,557,660    86,923,016    98,716,693   19,669,781    1,450,799   111,878,410     2,424,251
------------      ------------  ------------  ------------  -----------  -----------  ------------  ------------
$ 82,239,445      $124,960,624  $ 72,975,564  $ 86,923,016  $41,194,964  $19,669,781  $221,082,551  $111,878,410
============      ============  ============  ============  ===========  ===========  ============  ============

  11,290,166        11,195,049     7,954,737     8,171,533    2,357,204      237,426    12,029,698       435,245
------------      ------------  ------------  ------------  -----------  -----------  ------------  ------------
   6,061,902        14,382,730     8,469,306     9,861,968    4,974,235    2,968,992    23,576,790    16,799,949
 (10,531,318)      (14,287,613)  (10,300,486)  (10,078,764)  (3,154,289)    (849,214)  (15,956,453)   (5,205,496)
------------      ------------  ------------  ------------  -----------  -----------  ------------  ------------
   6,820,750        11,290,166     6,123,557     7,954,737    4,177,150    2,357,204    19,650,035    12,029,698
============      ============  ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A62

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                      SUBACCOUNTS
                                   ---------------------------------------------------------------------------------


                                        FRANKLIN TEMPLETON
                                   VIP FOUNDING FUNDS ALLOCATION
                                               FUND               AST BOND PORTFOLIO 2016    AST BOND PORTFOLIO 2020
                                   ----------------------------  -------------------------  ------------------------
                                     01/01/2010     01/01/2009    01/01/2010    01/01/2009   01/01/2010   01/01/2009
                                         TO             TO            TO            TO           TO           TO
                                     12/31/2010     12/31/2009    12/31/2010    12/31/2009   12/31/2010   12/31/2009
                                   --------------  ------------  ------------  -----------  ------------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $    7,626,894  $ 11,950,903  $ (1,731,046) $  (155,105) $ (1,862,984) $  (25,633)
  Capital gains distributions
   received.......................        102,018             0             0            0             0           0
  Realized gain (loss) on shares
   redeemed.......................     68,504,408   (15,103,778)   10,723,207       72,610    11,661,111     (38,406)
  Net change in unrealized gain
   (loss) on investments..........      6,431,445   107,304,993        48,694     (468,542)   (2,312,288)   (105,922)
                                   --------------  ------------  ------------  -----------  ------------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     82,664,765   104,152,118     9,040,855     (551,037)    7,485,839    (169,961)
                                   --------------  ------------  ------------  -----------  ------------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net..............
  payments........................    316,553,891   496,074,264             0            0             0         317
  Surrenders, withdrawals and
   death benefits.................    (29,645,037)   (7,583,850)   (6,445,855)    (235,496)   (4,038,965)    (17,677)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    128,176,354   145,243,431    16,502,270   24,687,422    78,975,099   3,538,599
  Withdrawal and other
   charges........................     (7,970,491)   (1,822,745)      (25,146)        (726)      (54,892)        (39)
                                   --------------  ------------  ------------  -----------  ------------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    407,114,717   631,911,100    10,031,269   24,451,200    74,881,242   3,521,200
                                   --------------  ------------  ------------  -----------  ------------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    489,779,482   736,063,218    19,072,124   23,900,163    82,367,081   3,351,239

NET ASSETS........................
  Beginning of period.............    848,657,978   112,594,760    23,900,163            0     3,351,239           0
                                   --------------  ------------  ------------  -----------  ------------  ----------
  End of period................... $1,338,437,460  $848,657,978  $ 42,972,287  $23,900,163  $ 85,718,320  $3,351,239
                                   ==============  ============  ============  ===========  ============  ==========

  Beginning units.................     97,787,229    16,969,563     2,553,391            0       382,049           0
                                   --------------  ------------  ------------  -----------  ------------  ----------
  Units issued....................    119,658,950   105,824,672    26,648,574    6,546,742    37,909,809   1,168,488
  Units redeemed..................    (75,778,550)  (25,007,006)  (24,960,658)  (3,993,351)  (29,377,914)   (786,439)
                                   --------------  ------------  ------------  -----------  ------------  ----------
  Ending units....................    141,667,629    97,787,229     4,241,307    2,553,391     8,913,944     382,049
                                   ==============  ============  ============  ===========  ============  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A63

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                                                                                   WELLS FARGO    WELLS FARGO
                                                                                  ADVANTAGE VT   ADVANTAGE VT
                                                                                   CORE EQUITY  INTRINSIC VALUE
 AST JENNISON LARGE-CAP     AST JENNISON LARGE-CAP     AST BOND       AST BOND      PORTFOLIO      PORTFOLIO
    VALUE PORTFOLIO            GROWTH PORTFOLIO     PORTFOLIO 2017 PORTFOLIO 2021 SHARE CLASS 2  SHARE CLASS 2
-----------------------    -----------------------  -------------- -------------- ------------- ---------------
 01/01/2010    01/01/2009   01/01/2010  01/01/2009    01/01/2010     01/01/2010    07/16/2010*    07/16/2010*
     TO            TO           TO          TO            TO             TO            TO             TO
 12/31/2010    12/31/2009   12/31/2010  12/31/2009    12/31/2010     12/31/2010    12/31/2010     12/31/2010
-----------    ----------  -----------  ----------  -------------- -------------- ------------- ---------------

$  (177,809)   $     (791) $  (113,700) $   (2,114)  $ (1,950,610)  $   (700,931)  $  (50,315)    $  (122,473)

     29,736             0            0           0              0              0            0               0
   (150,490)           (2)    (231,220)          0     11,000,671     (2,338,330)      61,525         135,497

  1,389,826        10,493      937,045      50,774     (3,507,574)    (2,816,637)   1,567,890       2,659,990
-----------    ----------  -----------  ----------   ------------   ------------   ----------     -----------




  1,091,263         9,700      592,125      48,660      5,542,487     (5,855,898)   1,579,100       2,673,014
-----------    ----------  -----------  ----------   ------------   ------------   ----------     -----------


  4,009,068       264,654    2,781,308     204,489         30,390              0        7,032         160,708
   (304,751)            0     (455,900)     (1,233)    (7,259,043)    (1,934,004)    (497,845)     (1,598,308)


 11,398,550       839,534    5,657,875   2,296,826    168,486,643    140,759,530    7,183,025      17,693,218
    (63,189)         (121)     (34,013)       (539)       (14,969)          (973)      (1,650)         (6,353)
-----------    ----------  -----------  ----------   ------------   ------------   ----------     -----------





 15,039,678     1,104,067    7,949,270   2,499,543    161,243,021    138,824,553    6,690,562      16,249,265
-----------    ----------  -----------  ----------   ------------   ------------   ----------     -----------



 16,130,941     1,113,767    8,541,395   2,548,203    166,785,508    132,968,655    8,269,662      18,922,279

  1,113,767             0    2,548,203           0              0              0            0               0
-----------    ----------  -----------  ----------   ------------   ------------   ----------     -----------
$17,244,708    $1,113,767  $11,089,598  $2,548,203   $166,785,508   $132,968,655   $8,269,662     $18,922,279
===========    ==========  ===========  ==========   ============   ============   ==========     ===========

    108,137             0      247,640           0              0              0            0               0
-----------    ----------  -----------  ----------   ------------   ------------   ----------     -----------
  2,547,866       111,934    1,845,502     254,766     37,748,260     23,060,642      747,812       2,014,272
 (1,157,669)       (3,797)  (1,107,616)     (7,126)   (22,206,092)   (10,960,196)     (51,280)       (339,499)
-----------    ----------  -----------  ----------   ------------   ------------   ----------     -----------
  1,498,334       108,137      985,526     247,640     15,542,168     12,100,446      696,532       1,674,773
===========    ==========  ===========  ==========   ============   ============   ==========     ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A64

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                        SUBACCOUNTS
                                   -------------------------------------------------------------------------------------
                                                  WELLS FARGO                 WELLS FARGO
                                    WELLS FARGO  ADVANTAGE VT   WELLS FARGO  ADVANTAGE VT   WELLS FARGO    WELLS FARGO
                                   ADVANTAGE VT    SMALL CAP   ADVANTAGE VT    SMALL CAP   ADVANTAGE VT    ADVANTAGE VT
                                   OMEGA GROWTH      VALUE     OMEGA GROWTH     GROWTH      CORE EQUITY   INTERNATIONAL
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO
                                   SHARE CLASS 2 SHARE CLASS 1 SHARE CLASS 1 SHARE CLASS 1 SHARE CLASS 1  SHARE CLASS 1
                                   ------------- ------------- ------------- ------------- ------------- ----------------
                                    07/16/2010*   07/16/2010*   07/16/2010*   07/16/2010*   07/16/2010*    07/16/2010*
                                        TO            TO            TO            TO            TO              TO
                                    12/31/2010    12/31/2010    12/31/2010    12/31/2010    12/31/2010      12/31/2010
                                   ------------- ------------- ------------- ------------- ------------- ----------------
OPERATIONS
  Net investment income
   (loss).........................  $  (21,296)   $  (12,089)   $  (161,208)  $  (158,144)  $  (29,023)    $  (244,696)
  Capital gains distributions
   received.......................           0             0              0             0            0               0
  Realized gain (loss) on shares
   redeemed.......................      26,711        37,348        376,917       260,678       51,921         566,048
  Net change in unrealized gain
   (loss) on investments..........     750,114       345,492      4,936,570     5,187,237      892,095       5,926,186
                                    ----------    ----------    -----------   -----------   ----------     -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     755,529       370,751      5,152,279     5,289,771      914,993       6,247,538
                                    ----------    ----------    -----------   -----------   ----------     -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................           0             0         83,533       152,986        2,614         369,302
  Surrenders, withdrawals and
   death benefits.................    (237,360)     (286,373)    (1,630,635)   (1,770,631)    (356,992)     (1,931,173)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   3,031,713     1,813,966     20,924,231    20,768,295    4,202,428      29,757,997
  Withdrawal and other
   charges........................        (851)       (2,801)       (17,440)      (14,959)      (5,925)        (19,491)
                                    ----------    ----------    -----------   -----------   ----------     -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   2,793,502     1,524,793     19,359,689    19,135,691    3,842,125      28,176,635
                                    ----------    ----------    -----------   -----------   ----------     -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   3,549,031     1,895,544     24,511,968    24,425,462    4,757,118      34,424,173

NET ASSETS
  Beginning of period.............           0             0              0             0            0               0
                                    ----------    ----------    -----------   -----------   ----------     -----------
  End of period...................  $3,549,031    $1,895,544    $24,511,968   $24,425,462   $4,757,118     $34,424,173
                                    ==========    ==========    ===========   ===========   ==========     ===========

  Beginning units.................           0             0              0             0            0               0
                                    ----------    ----------    -----------   -----------   ----------     -----------
  Units issued....................     316,656       195,379      2,433,035     2,564,155      360,477       2,753,216
  Units redeemed..................     (26,241)      (34,976)      (571,967)     (570,695)     (36,421)       (531,149)
                                    ----------    ----------    -----------   -----------   ----------     -----------
  Ending units....................     290,415       160,403      1,861,068     1,993,460      324,056       2,222,067
                                    ==========    ==========    ===========   ===========   ==========     ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A65

                       NOTES TO FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")
                               DECEMBER 31, 2010

NOTE 1: GENERAL

        Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as the "Separate Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Prudential Annuities Life Assurance Corporation ("Prudential Annuities" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Separate Account, pursuant to Connecticut law on November 25, 1987. Under (S)38a-433 of the Connecticut General Statutes, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Prudential Annuities. However, the Separate Account's obligations, including insurance benefits related to the annuities, are the obligations of Prudential Annuities.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. were renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        On January 1, 2008 American Skandia Life Assurance Corporation (ASLAC) was renamed Prudential Annuities Life Assurance Corporation (PALAC). On January 28, 2008, any product name that contained "American Skandia" was updated with "Advanced Series."

        The Separate Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by Prudential Annuities. The following is a list of each variable annuity product funded through the Separate Account.

 LifeVest Personal Security Annuity     Advanced Series XTra Credit FOUR
  ("PSA")                                ("XTtra Credit FOUR")
 Alliance Capital Navigator ("ACN")     Advanced Series XTra Credit FOUR
 Advanced Series Advisor Plan ("ASAP")   Premier ("XTra Credit FOUR Premier")
 Advanced Series Advisor Plan II        Advanced Series XTra Credit SIX
  ("ASAP II")                            ("XTra Credit SIX")
 Harvester Variable Annuity             Advanced Series XTra Credit EIGHT
  ("Harvester Variable Annuity")         ("XTra Credit EIGHT")
 Advanced Series Advisor Plan II        Advanced Series Protector ("AS
  Premier ("ASAP II Premier")            Protector")
 Advanced Series Advisor Plan III       Wells Fargo Stagecoach Variable
  ("ASAP III")                           Annuity ("Stagecoach")
 Advanced Series Apex ("Apex")          Wells Fargo Stagecoach Variable
 Wells Fargo Stagecoach Apex             Annuity Plus ("Stagecoach VA+")
 Advanced Series Apex II ("Apex II")    Advanced Series Advisors Choice
 Advanced Series LifeVest ("ASL")        ("Choice")
 Wells Fargo Stagecoach Variable        Advanced Series Advisors Choice 2000
  Annuity Flex ("Stagecoach Flex")       ("Choice 2000")
 Advanced Series LifeVest Premier       Advanced Series Impact ("AS Impact")
  ("ASL Premier")                       Defined Investments Annuity
 Advanced Series LifeVest II ("ASL II") Galaxy Variable Annuity III
 Advanced Series LifeVest II Premier     ("Galaxy III")
  (ASL II Premier")                     Advanced Series Advisors Income
 Advanced Series XTra Credit ("XTra      Annuity ("ASAIA")
  Credit")                              Advanced Series Variable Immediate
 Stagecoach Apex II                      Annuity ("ASVIA")
 Stagecoach ASAP III                    Advanced Series Optimum
 Stagecoach XTra Credit SIX             Advanced Series Optimum Plus
 Wells Fargo Stagecoach Extra Credit    Advanced Series Optimum Four
  ("Stagecoach Extra Credit")           Advanced Series Optimum Extra
 Harvester XTra Credit ("Harvester      Advanced Series Cornerstone
  XTra Credit")
 Advanced Series XTra Credit Premier
  ("XTra Credit Premier")
 Emerald Choice
 Imperium

                                      A66

        The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

        The Separate Account consists of one hundred and forty-eight subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Certain subaccounts are available with only certain variable annuities offered through the Separate Account.

        The name of each Portfolio and the corresponding subaccount name are as follows:
ADVANCED SERIES TRUST
AST AllianceBernstein Growth & Income Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST American Century Income & Growth Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Money Market Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio
AST High Yield Portfolio
AST Federated Aggressive Growth Portfolio
AST Mid-Cap Value Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST AllianceBernstein Core Value Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST International Value Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T. Rowe Price Global Bond Portfolio
AST International Growth Portfolio
AST Aggressive Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Advanced Strategies Portfolio
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Horizon Growth Asset Allocation Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Investment Grade Bond Portfolio
AST Bond Portfolio 2015
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Bond Portfolio 2016
AST Bond Portfolio 2020
AST Jennison Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2017
AST Bond Portfolio 2021
AST Value Portfolio

NATIONWIDE VARIABLE INSURANCE TRUST
Developing Markets Fund

PRUDENTIAL SERIES FUNDS
SP International Growth Portfolio

WELLS FARGO ADVANTAGE VARIABLE TRUST
Index Asset Allocation Fund
Equity Income Fund
C&B Large Cap Value Fund
Large Company Core Fund
International Equity Portfolio Share Class 2
Large Company Growth Fund
Money Market Fund
Small Cap Growth Portfolio Share Class 2
Total Return Bond Fund
Core Equity Portfolio Share Class 1
Core Equity Portfolio Share Class 2
International Equity Portfolio Share Class 1
Intrinsic Value Portfolio Share Class 2
Omega Growth Portfolio Share Class 1
Omega Growth Portfolio Share Class 2
Small Cap Growth Portfolio Share Class 1
Small Cap Value Portfolio Share Class 1

EVERGREEN VARIABLE ANNUITY
Diversified Capital Builder Fund
Growth Fund

                                      A67

International Equity Fund
Fundamental Large Cap Fund
Omega Fund
Special Values Fund
Diversified Income Builder Fund

FIRST TRUST
Target Managed VIP Portfolio
The Dow DART 10 Portfolio
Global Dividend Target 15 Portfolio
S&P Target 24 Portfolio
NASDAQ Target 15 Portfolio
Value Line Target 25 Portfolio
Target Focus Four Portfolio
The Dow Target Dividend Portfolio

INVESCO VARIABLE INSURANCE
Dynamics Fund
Financial Services Fund
Global Health Care Fund
Technology Fund

COLUMBIA
Large Cap Growth Fund, VS
Asset Allocation Fund, VS
Federal Securities Fund, VS
Money Market Fund, VS
Small Company Growth Fund, VS
High Yield Fund, VS

FRANKLIN TEMPLETON
VIP Founding Funds Allocation Fund

PROFUNDS VP
Asia 30
Banks
Bear
Biotechnology
Basic Materials
UltraBull
Bull
Consumer Services
Consumer Goods
Oil & Gas
Europe 30
Financials
U.S. Government Plus
Health Care
Industrials
Internet
Japan
Precious Metals
Mid-Cap Growth
Mid-Cap Value
Pharmaceuticals
Real Estate
Rising Rates Opportunity
NASDAQ-100
Semiconductor
Small-Cap Growth
Short Mid-Cap
Short NASDAQ-100
Short Small-Cap
Small-Cap Value
Technology
Telecommunications
UltraMid-Cap
UltraNASDAQ-100
UltraSmall-Cap
Utilities
Large-Cap Growth
Large-Cap Value

RYDEX VARIABLE TRUST
Nova Fund
NASDAQ-100 Fund
Inverse S&P 500 Strategy Fund

DAVIS
Value Portfolio

ACCESS ONE TRUST
VP High Yield Fund
        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

        The following table sets forth the dates at which mergers took place in the account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended 12/31/2010 as net transfers between subaccounts. The transfer occurred as follows:

                               REMOVED PORTFOLIO     SURVIVING PORTFOLIO
    APRIL 30, 2010            ------------------- --------------------------
                                 EVERGREEN VA
                              DIVERSIFIED CAPITAL
                                 BUILDER FUND     AST MONEY MARKET PORTFOLIO
                              ------------------- --------------------------
    Shares...................        151,901             1,957,764,057
    Value....................     $    11.72            $         1.00
    Net assets before merger.     $1,780,280            $1,939,502,934
    Net assets after merger..     $        0            $1,957,764,057

                                 EVERGREEN VA
                              DIVERSIFIED INCOME
                                 BUILDER FUND     AST MONEY MARKET PORTFOLIO
                              ------------------- --------------------------
    Shares...................        366,840             1,957,764,057
    Value....................     $     8.22            $         1.00
    Net assets before merger.     $3,015,421            $1,939,502,934
    Net assets after merger..     $        0            $1,957,764,057

                                      A68

                              REMOVED PORTFOLIO                SURVIVING PORTFOLIO
APRIL 30, 2010            -------------------------- ---------------------------------------
                           WELLS FARGO ADVANTAGE VT
                                 MONEY MARKET              AST MONEY MARKET PORTFOLIO
                          -------------------------- ---------------------------------------
Shares...................         13,465,422                      1,957,764,057
Value....................        $      1.00                     $         1.00
Net assets before merger.        $13,465,422                     $1,939,502,934
Net assets after merger..        $         0                     $1,957,764,057

                                 EVERGREEN VA
                                 FUNDAMENTAL          WELLS FARGO ADVANTAGE VT CORE EQUITY
                                LARGE CAP FUND               PORTFOLIO SHARE CLASS 1
JULY 16, 2010             -------------------------- ---------------------------------------
Shares...................            258,432                            258,432
Value....................        $     16.05                     $        16.05
Net assets before merger.        $ 4,147,832                     $            0
Net assets after merger..        $         0                     $    4,147,832

                                 EVERGREEN VA            WELLS FARGO ADVANTAGE VT OMEGA
                                  OMEGA FUND             GROWTH PORTFOLIO SHARE CLASS 1
                          -------------------------- ---------------------------------------
Shares...................          1,121,282                          1,121,282
Value....................        $     19.09                     $        19.09
Net assets before merger.        $21,405,275                     $            0
Net assets after merger..        $         0                     $   21,405,275

                                 EVERGREEN VA          WELLS FARGO ADVANTAGE VT SMALL CAP
                                 GROWTH FUND             GROWTH PORTFOLIO SHARE CLASS 1
                          -------------------------- ---------------------------------------
Shares...................          1,831,543                          3,332,473
Value....................        $     11.39                     $         6.26
Net assets before merger.        $20,861,279                     $            0
Net assets after merger..        $         0                     $   20,861,279

                          EVERGREEN VA INTERNATIONAL WELLS FARGO ADVANTAGE VT INTERNATIONAL
                                 EQUITY FUND             EQUITY PORTFOLIO SHARE CLASS 1
                          -------------------------- ---------------------------------------
Shares...................          3,155,166                          6,530,927
Value....................        $      9.77                     $         4.72
Net assets before merger.        $30,825,975                     $            0
Net assets after merger..        $         0                     $   30,825,975

                             EVERGREEN VA SPECIAL      WELLS FARGO ADVANTAGE VT SMALL CAP
                                 VALUES FUND              VALUE PORTFOLIO SHARE CLASS 1
                          -------------------------- ---------------------------------------
Shares...................            161,057                            250,995
Value....................        $     11.47                     $         7.36
Net assets before merger.        $ 1,847,325                     $            0
Net assets after merger..        $         0                     $    1,847,325

                           WELLS FARGO ADVANTAGE VT         WELLS FARGO ADVANTAGE VT
                                EQUITY INCOME        INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
                          -------------------------- ---------------------------------------
Shares...................            970,062                          1,523,150
Value....................        $     10.87                     $        10.87
Net assets before merger.        $10,544,572                     $            0
Net assets after merger..        $         0                     $   16,556,645

                           WELLS FARGO ADVANTAGE VT    WELLS FARGO ADVANTAGE VT INTRINSIC
                             C&B LARGE CAP VALUE          VALUE PORTFOLIO SHARE CLASS 2
                          -------------------------- ---------------------------------------
Shares...................            703,166                          1,523,150
Value....................        $      8.55                     $        10.87
Net assets before merger.        $ 6,012,073                     $            0
Net assets after merger..        $         0                     $   16,556,645

                           WELLS FARGO ADVANTAGE VT       WELLS FARGO ADVANTAGE VT CORE
                              LARGE COMPANY CORE         EQUITY PORTFOLIO SHARE CLASS 2
                          -------------------------- ---------------------------------------
Shares...................            625,842                            452,062
Value....................        $     11.55                     $        15.99
Net assets before merger.        $ 7,228,477                     $            0
Net assets after merger..        $         0                     $    7,228,477

                                      A69


                          WELLS FARGO ADVANTAGE VT       WELLS FARGO ADVANTAGE VT
                            LARGE COMPANY GROWTH   OMEGA GROWTH PORTFOLIO SHARE CLASS 2
                          ------------------------ ------------------------------------
Shares...................           377,021                        160,697
Value....................        $     8.06                     $    18.91
Net assets before merger.        $3,038,787                     $        0
Net assets after merger..        $        0                     $3,038,787

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3: FAIR VALUE

        The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.

        Level 3--Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                      A70

        The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.

                                                    AS OF DECEMBER 31, 2010
                                        -----------------------------------------------
                                        LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                        ------- --------------- ------- ---------------
Proprietary Funds ( AST & PruSeries)...   $0    $45,088,698,764   $0    $45,088,698,764
Invesco V.I. Dynamics Fund.............   $0    $    24,581,775   $0    $    24,581,775
Invesco V.I. Financial Services Fund...   $0    $    18,788,664   $0    $    18,788,664
Invesco V.I. Global Health Care Fund...   $0    $    36,404,809   $0    $    36,404,809
Invesco V.I. Technology Fund...........   $0    $    36,193,342   $0    $    36,193,342
Davis Value Portfolio..................   $0    $     1,613,857   $0    $     1,613,857
Columbia Asset Allocation Fund, VS.....   $0    $     6,644,230   $0    $     6,644,230
Columbia Federal Securities Fund, VS...   $0    $     1,422,918   $0    $     1,422,918
Columbia Money Market Fund, VS.........   $0    $     1,142,164   $0    $     1,142,164
Columbia Small Company Growth Fund, VS.   $0    $       577,876   $0    $       577,876
Columbia Large Cap Growth Fund, VS.....   $0    $     5,144,419   $0    $     5,144,419
Columbia High Yield Fund, VS...........   $0    $       248,105   $0    $       248,105
NVIT Developing Markets Fund...........   $0    $   163,952,100   $0    $   163,952,100
ProFund VP Asia 30.....................   $0    $    59,466,007   $0    $    59,466,007
ProFund VP Banks.......................   $0    $     6,663,091   $0    $     6,663,091
ProFund VP Bear........................   $0    $    21,389,653   $0    $    21,389,653
ProFund VP Biotechnology...............   $0    $     5,904,890   $0    $     5,904,890
ProFund VP Basic Materials.............   $0    $    55,254,023   $0    $    55,254,023
ProFund VP UltraBull...................   $0    $    12,189,679   $0    $    12,189,679
ProFund VP Bull........................   $0    $    57,453,486   $0    $    57,453,486
ProFund VP Consumer Services...........   $0    $    15,545,714   $0    $    15,545,714
ProFund VP Consumer Goods..............   $0    $    17,147,765   $0    $    17,147,765
ProFund VP Oil & Gas...................   $0    $    64,390,227   $0    $    64,390,227
ProFund VP Europe 30...................   $0    $    34,023,995   $0    $    34,023,995
ProFund VP Financials..................   $0    $    18,134,344   $0    $    18,134,344
ProFund VP U.S. Government Plus........   $0    $    28,659,025   $0    $    28,659,025
ProFund VP Health Care.................   $0    $    16,608,823   $0    $    16,608,823
Access VP High Yield Fund..............   $0    $    18,991,832   $0    $    18,991,832
ProFund VP Industrials.................   $0    $    15,943,215   $0    $    15,943,215
ProFund VP Internet....................   $0    $    16,904,165   $0    $    16,904,165
ProFund VP Japan.......................   $0    $    10,269,280   $0    $    10,269,280
ProFund VP Precious Metals.............   $0    $   140,601,934   $0    $   140,601,934
ProFund VP Mid-Cap Growth..............   $0    $    69,919,565   $0    $    69,919,565
ProFund VP Mid-Cap Value...............   $0    $    28,287,100   $0    $    28,287,100
ProFund VP Pharmaceuticals.............   $0    $     5,086,239   $0    $     5,086,239
ProFund VP Real Estate.................   $0    $    16,643,318   $0    $    16,643,318
ProFund VP Rising Rates Opportunity....   $0    $    34,706,754   $0    $    34,706,754
ProFund VP NASDAQ-100..................   $0    $    38,550,905   $0    $    38,550,905
ProFund VP Semiconductor...............   $0    $     2,546,439   $0    $     2,546,439
ProFund VP Small-Cap Growth............   $0    $    54,220,246   $0    $    54,220,246
ProFund VP Short Mid-Cap...............   $0    $     1,769,407   $0    $     1,769,407
ProFund VP Short NASDAQ-100............   $0    $     6,670,690   $0    $     6,670,690
ProFund VP Short Small-Cap Value.......   $0    $     3,927,893   $0    $     3,927,893
ProFund VP Small-Cap Value.............   $0    $    22,662,562   $0    $    22,662,562
ProFund VP Technology..................   $0    $    10,700,361   $0    $    10,700,361
ProFund VP Telecommunications..........   $0    $    14,077,393   $0    $    14,077,393
ProFund VP UltraMid-Cap................   $0    $    38,605,710   $0    $    38,605,710
ProFund VP UltraNASDAQ-100.............   $0    $    29,712,605   $0    $    29,712,605
ProFund VP UltraSmall-Cap..............   $0    $    17,476,274   $0    $    17,476,274
ProFund VP Utilities...................   $0    $    25,613,300   $0    $    25,613,300
ProFund VP Large-Cap Growth............   $0    $    33,212,286   $0    $    33,212,286
ProFund VP Large-Cap Value.............   $0    $    30,816,380   $0    $    30,816,380
Wells Fargo Advantage VT Index Asset
 Allocation Fund.......................   $0    $    30,448,509   $0    $    30,448,509

                                      A71

                                                                       AS OF DECEMBER 31, 2010
                                                               ---------------------------------------
                                                               LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
                                                               ------- ----------- ------- -----------
Wells Fargo Advantage VT International Equity Portfolio Share
 Class 2......................................................   $0    $   883,215   $0    $   883,215
Wells Fargo Advantage VT Small Cap Growth Portfolio Share
 Class 2......................................................   $0    $ 2,272,659   $0    $ 2,272,659
Wells Fargo Advantage VT Total Return Bond....................   $0    $ 6,105,356   $0    $ 6,105,356
Wells Fargo Advantage VT Core Equity Port Portfolio Share
 Class 1......................................................   $0    $ 4,757,118   $0    $ 4,757,118
Wells Fargo Advantage VT Core Equity Portfolio Share
 Class 2......................................................   $0    $ 8,269,662   $0    $ 8,269,662
Wells Fargo Advantage VT International Equity Portfolio Share
 Class 1......................................................   $0    $34,424,173   $0    $34,424,173
Wells Fargo Advantage VT Intrinsic Value Portfolio Share
 Class 2......................................................   $0    $18,922,279   $0    $18,922,279
Wells Fargo Advantage VT Omega Growth Portfolio Share
 Class 1......................................................   $0    $24,511,968   $0    $24,511,968
Wells Fargo Advantage VT Omega Growth Portfolio Share
 Class 2......................................................   $0    $ 3,549,031   $0    $ 3,549,031
Wells Fargo Advantage VT Small Cap Growth Portfolio Share
 Class 1......................................................   $0    $24,425,462   $0    $24,425,462
Wells Fargo Advantage VT Small Cap Value Portfolio Share
 Class 1......................................................   $0    $ 1,895,544   $0    $ 1,895,544

        During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

        As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.

NOTE 4: TAXES

        Prudential Annuities Life Assurance Corporation is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:

                                                        PURCHASES         SALES
                                                      -------------- ---------------
AST AllianceBernstein Growth & Income Portfolio...... $  142,862,293 $  (258,902,194)
AST T. Rowe Price Large-Cap Growth Portfolio......... $  160,016,454 $  (159,252,950)
AST American Century Income & Growth Portfolio....... $   70,638,021 $   (68,535,322)
AST Schroders Multi-Asset World Strategies Portfolio. $  844,204,340 $  (357,569,930)
AST Money Market Portfolio........................... $1,904,255,464 $(2,770,748,796)
AST Cohen & Steers Realty Portfolio.................. $   91,122,125 $   (83,955,531)
AST J.P. Morgan Strategic Opportunities Portfolio.... $  270,402,298 $  (366,972,699)
AST Value Portfolio.................................. $   79,397,813 $   (73,093,007)
AST Neuberger Berman Small-Cap Growth Portfolio...... $   31,467,709 $   (35,037,280)
AST High Yield Portfolio............................. $  469,011,848 $  (521,056,114)
AST Federated Aggressive Growth Portfolio............ $   90,773,763 $  (106,884,719)
AST Mid-Cap Value Portfolio.......................... $   74,411,508 $   (54,607,878)
AST Small-Cap Value Portfolio........................ $  103,143,208 $  (163,633,101)

                                      A72

                                                      PURCHASES         SALES
                                                    -------------- ---------------
AST Goldman Sachs Concentrated Growth Portfolio.... $   72,976,518 $  (130,394,439)
AST Goldman Sachs Mid-Cap Growth Portfolio......... $  125,702,441 $  (126,268,677)
AST Goldman Sachs Small-Cap Value Portfolio........ $  102,176,429 $   (78,695,550)
AST Large-Cap Value Portfolio...................... $   49,673,475 $   (83,982,923)
AST Lord Abbett Bond-Debenture Portfolio........... $  219,430,165 $  (312,213,551)
AST Marsico Capital Growth Portfolio............... $  189,370,850 $  (341,196,932)
AST MFS Growth Portfolio........................... $   47,246,949 $   (75,050,990)
AST Neuberger Berman Mid-Cap Growth Portfolio...... $   91,784,737 $   (95,394,519)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio. $   93,032,425 $  (154,396,558)
AST Small-Cap Growth Portfolio..................... $   91,582,463 $   (61,579,160)
AST PIMCO Limited Maturity Bond Portfolio.......... $  228,195,453 $  (337,380,659)
AST PIMCO Total Return Bond Portfolio.............. $  891,592,391 $  (664,947,644)
AST AllianceBernstein Core Value Portfolio......... $   50,821,534 $   (59,172,230)
AST QMA US Equity Alpha Portfolio.................. $   31,391,417 $   (49,010,126)
AST T. Rowe Price Natural Resources Portfolio...... $  172,121,446 $  (141,869,163)
AST T. Rowe Price Asset Allocation Portfolio....... $  656,615,361 $  (380,021,774)
AST International Value Portfolio.................. $   52,190,773 $   (65,186,816)
AST MFS Global Equity Portfolio.................... $   74,562,390 $   (58,050,831)
AST JPMorgan International Equity Portfolio........ $  101,423,756 $  (111,945,254)
AST T. Rowe Price Global Bond Portfolio............ $  133,078,626 $  (145,903,210)
AST International Growth Portfolio................. $  146,855,219 $  (216,431,542)
AST Aggressive Asset Allocation Portfolio.......... $  147,348,360 $  (157,692,421)
AST Capital Growth Asset Allocation Portfolio...... $1,609,386,637 $(1,454,586,974)
AST Academic Strategies Asset Allocation Portfolio. $  986,908,289 $  (769,223,383)
AST Balanced Asset Allocation Portfolio............ $1,024,252,515 $  (643,223,578)
AST Preservation Asset Allocation Portfolio........ $  746,661,173 $  (504,276,495)
AST CLS Growth Asset Allocation Portfolio.......... $  459,763,533 $  (253,871,676)
AST CLS Moderate Asset Allocation Portfolio........ $  366,620,039 $  (142,912,131)
AST Horizon Growth Asset Allocation Portfolio...... $  438,838,987 $  (249,806,261)
AST Horizon Moderate Asset Allocation Portfolio.... $  355,799,227 $  (151,402,772)
AST FI Pyramis(R) Asset Allocation Portfolio....... $  190,868,722 $  (150,981,081)
AST Western Asset Core Plus Bond Portfolio......... $  204,957,273 $  (123,671,115)
Davis Value Portfolio.............................. $       43,116 $    (1,119,082)
Evergreen VA Diversified Capital Builder Fund...... $        3,779 $    (2,024,877)
Evergreen VA Growth Fund........................... $    5,997,083 $   (28,917,576)
Evergreen VA International Equity Fund............. $    5,840,251 $   (39,519,922)
Evergreen VA Fundamental Large Cap Fund............ $      276,825 $    (5,159,355)
Evergreen VA Omega Fund............................ $    7,230,949 $   (35,494,545)
Evergreen VA Special Values Fund................... $       14,384 $    (2,347,267)
Evergreen VA Diversified Income Builder Fund....... $       54,551 $    (3,629,757)
Columbia Asset Allocation Fund, VS................. $      217,277 $    (1,240,609)
Columbia Federal Securities Fund, VS............... $       85,466 $      (303,492)
Columbia Money Market Fund, VS..................... $      361,876 $      (594,818)
Columbia Small Company Growth Fund, VS............. $        1,941 $       (77,675)
Columbia Large Cap Growth Fund, VS................. $       92,771 $      (986,147)
Prudential SP International Growth Portfolio....... $    2,499,727 $    (6,130,686)
Gartmore NVIT Developing Markets Fund.............. $   70,821,088 $  (114,767,150)
The DOW DART 10 Portfolio.......................... $    3,560,610 $    (3,036,647)
First Trust Target Focus Four Portfolio............ $    5,232,331 $    (7,405,410)
Global Dividend Target 15 Portfolio................ $   12,210,693 $   (25,411,349)
NASDAQ Target 15 Portfolio......................... $    6,000,186 $    (2,328,249)
S&P Target 24 Portfolio............................ $    4,153,527 $    (5,258,073)
Target Managed VIP Portfolio....................... $    6,424,638 $   (14,297,777)
Value Line Target 25 Portfolio..................... $    2,226,765 $    (3,861,180)
The DOW Target Dividend Portfolio.................. $   14,029,408 $   (17,705,884)
ProFund VP Asia 30................................. $  114,228,344 $  (139,252,345)
ProFund VP Banks................................... $   36,683,925 $   (36,922,731)
ProFund VP Bear.................................... $  193,888,735 $  (196,846,237)
ProFund VP Biotechnology........................... $   19,352,537 $   (21,493,084)
ProFund VP Basic Materials......................... $   73,199,159 $   (81,212,247)
ProFund VP UltraBull............................... $   64,406,695 $   (71,667,956)

                                      A73

                                                                         PURCHASES         SALES
                                                                       -------------- ---------------
ProFund VP Bull....................................................... $  239,307,602 $  (256,553,659)
ProFund VP Consumer Services.......................................... $   40,847,422 $   (32,117,708)
ProFund VP Consumer Goods Portfolio................................... $   45,148,764 $   (46,740,100)
ProFund VP Oil & Gas.................................................. $   77,444,127 $   (83,359,513)
ProFund VP Europe 30.................................................. $   66,225,210 $   (77,023,208)
ProFund VP Financials................................................. $   41,781,611 $   (42,489,587)
ProFund VP U.S. Government Plus....................................... $  228,784,276 $  (237,508,663)
ProFund VP Health Care................................................ $   25,114,250 $   (31,614,012)
ACCESS VP High Yield Fund............................................. $   71,994,830 $   (73,227,729)
ProFund VP Industrials................................................ $   47,596,660 $   (48,538,676)
ProFund VP Internet................................................... $   24,589,494 $   (24,422,554)
ProFund VP Japan...................................................... $   27,506,499 $   (29,895,322)
ProFund VP Precious Metals............................................ $  152,389,555 $  (152,037,677)
ProFund VP Mid-Cap Growth............................................. $  219,046,678 $  (201,709,862)
ProFund VP Mid-Cap Value.............................................. $  140,588,343 $  (150,996,046)
ProFund VP Pharmaceuticals............................................ $   19,710,275 $   (25,886,115)
ProFund VP Real Estate................................................ $   63,501,173 $   (67,079,365)
ProFund VP Rising Rates Opportunity................................... $  140,921,875 $  (131,586,683)
ProFund VP NASDAQ-100................................................. $  163,211,342 $  (169,162,689)
ProFund VP Semiconductor.............................................. $   11,228,907 $   (16,435,505)
ProFund VP Small-Cap Growth........................................... $  127,436,471 $  (115,123,778)
ProFund VP Short Mid-Cap.............................................. $   29,268,164 $   (28,921,670)
ProFund VP Short NASDAQ-100........................................... $   96,171,962 $   (95,834,325)
ProFund VP Short Small-Cap............................................ $   81,682,202 $   (82,067,267)
ProFund VP Small-Cap Value............................................ $  117,460,777 $  (112,637,487)
ProFund VP Technology................................................. $   18,738,339 $   (27,697,602)
ProFund VP Telecommunications......................................... $   36,042,914 $   (32,999,386)
ProFund VP UltraMid-Cap............................................... $  148,522,723 $  (150,960,521)
ProFund VP UltraNASDAQ-100............................................ $   71,965,210 $   (78,165,572)
ProFund VP UltraSmall-Cap............................................. $   80,421,309 $   (79,113,587)
ProFund VP Utilities.................................................. $   34,126,132 $   (36,734,000)
ProFund VP Large-Cap Growth........................................... $   77,139,830 $   (89,657,247)
ProFund VP Large-Cap Value............................................ $  113,866,220 $  (114,639,358)
Rydex VT Nova......................................................... $       26,705 $      (489,004)
Rydex VT NASDAQ-100................................................... $        6,912 $    (2,526,261)
Rydex VT Inverse S&P 500 Strategy..................................... $       11,859 $       (35,309)
Invesco V.I. Dynamics Fund............................................ $   14,867,641 $   (19,297,557)
Invesco V.I. Financial Services Fund.................................. $   15,863,626 $   (18,378,722)
Invesco V.I. Global Health Care Fund.................................. $   13,342,977 $   (25,597,643)
Invesco V.I. Technology Fund.......................................... $   10,538,573 $   (13,186,389)
Wells Fargo Advantage VT Index Asset Allocation Fund.................. $      206,531 $    (6,693,059)
Wells Fargo Advantage VT Equity Income................................ $    3,110,186 $   (14,383,917)
Wells Fargo Advantage VT C&B Large Cap Value.......................... $      840,015 $    (7,287,762)
Wells Fargo Advantage VT Large Company Core........................... $       20,328 $    (7,917,382)
Wells Fargo Advantage VT International Equity Portfolio Share Class 2. $       97,767 $      (212,761)
Wells Fargo Advantage VT Large Company Growth......................... $      190,012 $    (3,499,947)
Wells Fargo Advantage VT Money Market................................. $    1,505,207 $   (17,283,386)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 2..... $       63,407 $      (558,049)
Wells Fargo Advantage VT Total Return Bond............................ $      291,885 $    (1,631,594)
AST First Trust Balanced Target Portfolio............................. $  567,590,658 $  (404,446,472)
AST First Trust Capital Appreciation Target Portfolio................. $1,177,563,391 $  (882,029,008)
AST Advanced Strategies Portfolio..................................... $  622,201,290 $  (428,598,479)
Columbia High Yield Fund, VS.......................................... $        2,240 $       (48,709)
AST Investment Grade Bond Portfolio................................... $4,910,917,548 $(5,423,567,224)
AST Bond Portfolio 2015............................................... $   45,019,219 $  (118,047,429)
AST Bond Portfolio 2018............................................... $   47,479,990 $  (105,244,297)
AST Bond Portfolio 2019............................................... $   62,948,461 $   (88,394,784)
AST Global Real Estate Portfolio...................................... $   35,188,887 $   (18,287,844)
AST Parametric Emerging Markets Equity Portfolio...................... $  170,313,220 $   (90,667,033)
Franklin Templeton VIP Founding Funds Allocation Fund................. $  815,872,919 $  (428,155,900)
AST Bond Portfolio 2016............................................... $  241,033,423 $  (232,733,200)

                                      A74

                                                                        PURCHASES       SALES
                                                                       ------------ -------------
AST Bond Portfolio 2020............................................... $319,271,854 $(246,253,596)
AST Jennison Large-Cap Value Portfolio................................ $ 24,311,511 $  (9,452,846)
AST Jennison Large-Cap Growth Portfolio............................... $ 16,868,588 $  (9,033,018)
AST Bond Portfolio 2017............................................... $346,414,479 $(187,122,068)
AST Bond Portfolio 2021............................................... $237,000,688 $ (98,877,066)
Wells Fargo Advantage VT Core Equity Portfolio Share Class 2.......... $  7,218,395 $    (578,148)
Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2...... $ 19,307,489 $  (3,180,697)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 2......... $  3,059,335 $    (287,129)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $  1,891,798 $    (379,095)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $ 24,980,707 $  (5,782,226)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $ 23,703,056 $  (4,725,509)
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1.......... $  4,263,300 $    (450,198)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $ 34,546,531 $  (6,614,592)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

NOTE 7: FINANCIAL HIGHLIGHTS

        Prudential Annuities Life Assurance Corporation sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Prudential Annuities Life Assurance Corporation and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and

                                      A75
        highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential Annuities Life Assurance Corporation as contract owners may not have selected all available and applicable contract options.

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                        AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     62,933   $ 8.70377 to  $28.84949 $  820,710   1.51%    0.65%  to   3.05%    9.45% to   12.15%
December 31, 2009     69,519   $ 7.92816 to  $25.91920 $  844,173   3.18%    0.65%  to   3.05%   15.79% to   21.38%
December 31, 2008     61,431   $ 6.83984 to  $22.05507 $  677,520   1.72%    0.65%  to   2.85%  -42.32% to  -29.74%
December 31, 2007    100,698   $11.85905 to  $37.71457 $1,903,009   0.89%    0.65%  to   2.75%    2.22% to    4.44%
December 31, 2006    119,941   $11.60125 to  $36.38702 $2,257,991   1.04%    0.65%  to   2.75%   14.05% to   16.51%

                                          AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     38,965   $ 7.24476 to  $18.19879 $  439,619   0.00%    0.65%  to   3.05%   12.28% to   15.06%
December 31, 2009     37,612   $ 6.39958 to  $15.81719 $  383,309   0.00%    0.65%  to   3.05%   30.89% to   52.37%
December 31, 2008     26,781   $ 4.26859 to  $10.38047 $  181,315   0.13%    0.65%  to   2.85%  -42.20% to  -35.44%
December 31, 2007     33,936   $ 7.34782 to  $17.57996 $  412,631   0.13%    0.65%  to   2.75%    5.24% to    7.53%
December 31, 2006     25,618   $ 6.94589 to  $16.34919 $  311,810   0.00%    0.65%  to   2.75%    2.74% to    4.96%

                                         AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     18,065   $ 8.42896 to  $15.62387 $  213,542   1.29%    0.65%  to   3.05%   10.38% to   13.10%
December 31, 2009     17,261   $ 7.57412 to  $13.81361 $  187,727   2.31%    0.65%  to   3.05%   14.54% to   24.11%
December 31, 2008     13,554   $ 6.57913 to  $11.80550 $  134,022   2.20%    0.65%  to   2.75%  -36.54% to  -35.17%
December 31, 2007     18,555   $10.31462 to  $18.20953 $  292,154   1.62%    0.65%  to   2.75%   -2.87% to   -0.76%
December 31, 2006     23,133   $10.56467 to  $18.34880 $  372,464   1.81%    0.65%  to   2.75%   13.65% to   16.10%

                                      AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010    114,495   $ 9.82965 to  $19.18481 $1,454,698   0.70%    0.65%  to   3.05%    8.40% to   11.08%
December 31, 2009     71,518   $ 9.04901 to  $17.27048 $  835,124   1.05%    0.65%  to   3.05%   22.04% to   26.58%
December 31, 2008     13,107   $ 7.31044 to  $13.64345 $  130,494   1.77%    0.65%  to   2.85%  -32.11% to  -26.99%
December 31, 2007     12,599   $11.54620 to  $19.67187 $  191,018   1.80%    0.65%  to   2.75%    5.91% to    8.21%
December 31, 2006     11,074   $11.04670 to  $18.17968 $  168,793   2.06%    0.65%  to   2.50%    6.93% to    8.96%

                                                   AST MONEY MARKET PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010    136,126   $ 9.50418 to  $15.40331 $1,504,159   0.03%    0.65%  to   3.05%   -3.03% to   -0.63%
December 31, 2009    213,675   $ 9.80078 to  $15.50064 $2,370,117   0.25%    0.65%  to   3.05%   -2.51% to   -0.41%
December 31, 2008    230,705   $10.11620 to  $15.56403 $2,693,670   2.44%    0.65%  to   2.75%   -0.31% to    1.84%
December 31, 2007    161,788   $10.11124 to  $15.28249 $1,920,245   4.78%    0.65%  to   2.75%    2.00% to    4.22%
December 31, 2006    137,602   $ 9.87678 to  $14.66380 $1,602,715   4.50%    0.65%  to   2.75%    1.71% to    3.90%

                                              AST COHEN & STEERS REALTY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010      7,796   $10.57127 to  $28.31102 $  182,093   1.60%    0.65%  to   3.05%   24.77% to   27.85%
December 31, 2009      7,387   $ 8.45511 to  $22.27763 $  137,894   2.85%    0.65%  to   3.05%   28.17% to   51.97%
December 31, 2008      6,441   $ 6.59702 to  $17.09976 $   94,541   5.40%    0.65%  to   2.85%  -36.84% to  -34.13%
December 31, 2007     10,855   $12.32711 to  $26.66162 $  249,538   2.87%    0.65%  to   2.75%  -22.15% to  -20.46%
December 31, 2006     18,292   $15.83481 to  $33.72469 $  533,825   1.34%    0.65%  to   2.75%   32.99% to   35.85%

                                         AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010    105,940   $10.01123 to  $24.17805 $1,386,636   0.42%    0.65%  to   3.05%    4.05% to    6.62%
December 31, 2009    111,595   $ 9.60213 to  $22.67668 $1,392,913   0.83%    0.65%  to   3.05%   14.97% to   21.23%
December 31, 2008     64,615   $ 8.10022 to  $18.70596 $  681,463   0.32%    0.65%  to   2.85%  -19.88% to  -18.15%
December 31, 2007     28,098   $10.31616 to  $22.85438 $  391,124   1.11%    0.65%  to   2.90%   -1.03% to    1.28%
December 31, 2006      9,287   $10.35382 to  $22.56635 $  180,123   2.76%    0.65%  to   2.75%    8.09% to   10.42%

                                                      AST VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     12,806   $ 8.96367 to  $15.60454 $  156,605   1.46%    0.65%  to   3.05%    9.01% to   11.71%
December 31, 2009     12,049   $ 8.67084 to  $14.00397 $  135,489   0.86%    0.65%  to   3.05%   15.01% to   26.77%
December 31, 2008     10,045   $ 7.53946 to  $11.94926 $   94,921   2.58%    0.65%  to   2.75%  -39.03% to  -37.71%
December 31, 2007     17,720   $12.36544 to  $19.23120 $  284,270   0.95%    0.65%  to   2.75%   -1.62% to    0.52%
December 31, 2006     20,638   $12.56881 to  $19.18071 $  326,334   0.87%    0.65%  to   2.75%   18.39% to   20.94%

                                        AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     11,134   $ 6.71052 to  $15.88936 $  112,043   0.00%    0.65%  to   3.05%   16.60% to   19.48%
December 31, 2009     11,520   $ 5.70806 to  $13.33172 $   97,203   0.00%    0.65%  to   3.05%   19.19% to   22.30%
December 31, 2008     11,216   $ 4.76442 to  $10.97613 $   76,944   0.00%    0.65%  to   2.75%  -44.12% to  -42.91%
December 31, 2007     15,777   $ 8.48266 to  $19.27534 $  197,277   0.00%    0.65%  to   2.75%   15.43% to   17.94%
December 31, 2006     19,451   $ 7.31073 to  $16.38481 $  205,153   0.00%    0.65%  to   2.75%    4.80% to    7.06%

                                      A76

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                   AST HIGH YIELD PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010    28,186    $11.00659 to  $22.10754 $457,631    3.30%   0.65%  to   3.05%   10.04% to   12.76%
December 31, 2009    31,024    $ 9.97157 to  $19.60556 $456,718    4.69%   0.65%  to   3.05%   24.11% to   34.67%
December 31, 2008    17,905    $ 7.56409 to  $14.55813 $208,084   10.40%   0.65%  to   2.75%  -27.59% to  -26.03%
December 31, 2007    24,064    $10.44649 to  $19.68057 $380,467    8.75%   0.65%  to   2.75%   -0.35% to    1.81%
December 31, 2006    33,761    $10.48319 to  $19.33036 $532,516    9.16%   0.65%  to   2.75%    7.33% to    9.64%

                                          AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010    17,172    $10.88753 to  $25.87932 $271,022    0.05%   0.65%  to   3.05%   28.51% to   31.68%
December 31, 2009    18,111    $ 8.45485 to  $19.70231 $222,459    0.21%   0.65%  to   3.05%   28.88% to   31.80%
December 31, 2008    16,316    $ 6.56016 to  $14.98634 $142,111    0.00%   0.65%  to   2.85%  -45.63% to  -33.63%
December 31, 2007    25,503    $12.44805 to  $27.04882 $462,627    0.00%   0.65%  to   2.75%    8.14% to   10.49%
December 31, 2006    29,587    $11.45211 to  $24.54379 $485,583    0.00%   0.65%  to   2.75%    9.81% to   12.18%

                                                 AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010     8,194    $11.12493 to  $19.26268 $120,022    0.57%   0.65%  to   3.05%   19.84% to   22.80%
December 31, 2009     6,621    $ 9.25441 to  $15.72510 $ 79,789    1.73%   0.65%  to   3.05%   31.61% to   37.98%
December 31, 2008     5,546    $ 6.85171 to  $11.42511 $ 48,331    1.09%   0.65%  to   2.75%  -39.83% to  -38.53%
December 31, 2007     7,637    $11.38711 to  $18.63248 $111,950    0.29%   0.65%  to   2.75%   -0.09% to    2.08%
December 31, 2006    10,060    $12.82794 to  $18.29892 $143,922    0.54%   0.65%  to   2.50%   11.40% to   13.50%

                                                AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010    22,874    $11.23772 to  $26.81946 $435,168    0.43%   0.65%  to   3.05%   22.16% to   25.17%
December 31, 2009    26,023    $ 9.18066 to  $21.42563 $403,966    1.71%   0.65%  to   3.05%   23.38% to   30.63%
December 31, 2008    25,034    $ 7.44092 to  $16.98067 $318,508    1.36%   0.65%  to   2.85%  -31.65% to  -24.79%
December 31, 2007    42,347    $11.30363 to  $24.31821 $775,321    0.88%   0.65%  to   2.75%   -8.22% to   -6.22%
December 31, 2006    47,594    $12.31589 to  $25.93237 $956,554    0.45%   0.65%  to   2.75%   16.75% to   19.27%

                                       AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010    20,366    $ 4.96373 to  $28.35884 $349,188    0.08%   0.65%  to   3.05%    6.93% to    9.57%
December 31, 2009    22,737    $ 4.60421 to  $26.07859 $376,154    0.00%   0.65%  to   3.05%   26.94% to   48.43%
December 31, 2008    16,299    $ 3.15269 to  $17.70351 $242,317    0.15%   0.65%  to   2.60%  -41.83% to  -40.66%
December 31, 2007    23,248    $ 5.39999 to  $30.06012 $558,900    0.00%   0.65%  to   2.50%   11.13% to   13.25%
December 31, 2006    27,074    $ 4.84678 to  $26.74648 $618,327    0.00%   0.65%  to   2.50%    7.25% to    9.28%

                                          AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010    28,083    $ 5.47729 to  $20.85514 $283,946    0.00%   0.65%  to   3.05%   16.17% to   19.05%
December 31, 2009    28,418    $ 4.67618 to  $17.56272 $241,757    0.00%   0.65%  to   3.05%   33.15% to   56.07%
December 31, 2008    21,632    $ 3.04521 to  $11.28124 $ 98,369    0.00%   0.65%  to   2.75%  -42.42% to  -41.18%
December 31, 2007    31,878    $ 5.26189 to  $19.22684 $307,677    0.00%   0.65%  to   2.75%   16.05% to   18.57%
December 31, 2006    38,464    $ 4.47207 to  $16.25689 $307,253    0.00%   0.65%  to   2.75%    3.36% to    5.59%

                                         AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010     8,418    $11.93832 to  $31.59475 $187,638    0.51%   0.65%  to   3.05%   22.90% to   25.94%
December 31, 2009     6,765    $ 9.68368 to  $25.08676 $128,428    1.29%   0.65%  to   3.05%   23.36% to   29.08%
December 31, 2008     4,794    $ 7.85000 to  $19.90636 $ 82,391    1.49%   0.65%  to   2.75%  -28.66% to  -27.11%
December 31, 2007     6,019    $11.00312 to  $27.31110 $144,929    0.57%   0.65%  to   2.75%   -7.75% to   -5.74%
December 31, 2006     8,373    $11.92689 to  $28.97468 $216,393    0.35%   0.65%  to   2.75%   14.02% to   16.48%

                                                AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010    23,213    $ 8.24994 to  $21.66951 $273,356    1.03%   0.65%  to   3.05%    9.71% to   12.42%
December 31, 2009    25,302    $ 7.45826 to  $19.27505 $276,543    2.85%   0.65%  to   3.05%   16.03% to   27.41%
December 31, 2008    25,394    $ 6.38846 to  $16.24413 $248,148    1.59%   0.65%  to   2.85%  -43.10% to  -30.98%
December 31, 2007    33,134    $11.17043 to  $27.94403 $581,479    1.08%   0.65%  to   2.75%   -5.67% to   -3.62%
December 31, 2006    34,654    $11.78079 to  $28.99375 $695,105    0.81%   0.65%  to   2.75%   15.21% to   17.69%

                                           AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010    23,842    $11.70237 to  $17.30182 $364,932    5.89%   0.65%  to   3.05%    9.96% to   12.68%
December 31, 2009    30,119    $10.60977 to  $15.35521 $414,600    7.39%   0.65%  to   3.05%   19.63% to   33.73%
December 31, 2008    25,649    $ 8.10499 to  $11.48243 $265,996    9.00%   0.65%  to   2.75%  -25.36% to  -23.75%
December 31, 2007    35,946    $10.85945 to  $15.05922 $494,617    5.68%   0.65%  to   2.75%    3.16% to    5.39%
December 31, 2006    44,058    $10.52727 to  $14.28842 $582,676    5.00%   0.65%  to   2.75%    6.79% to    9.09%

                                      A77

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                              AST MARSICO CAPITAL GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     80,568   $ 9.27639 to  $19.82494 $1,040,269   0.67%    0.65%  to   3.05%   16.10% to   18.97%
December 31, 2009     91,014   $ 7.92454 to  $16.66345 $1,019,490   0.87%    0.65%  to   3.05%   26.06% to   28.92%
December 31, 2008     89,246   $ 6.24776 to  $12.92584 $  792,227   0.45%    0.65%  to   2.85%  -45.21% to  -36.07%
December 31, 2007    143,872   $11.34517 to  $23.09247 $2,388,547   0.17%    0.65%  to   2.75%   11.79% to   14.21%
December 31, 2006    166,628   $10.09670 to  $20.21861 $2,486,479   0.06%    0.65%  to   2.75%    4.30% to    6.54%

                                                    AST MFS GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     26,573   $ 7.02283 to  $14.37512 $  246,760   0.13%    0.65%  to   3.05%    9.35% to   12.05%
December 31, 2009     29,779   $ 6.37002 to  $12.86144 $  247,006   0.17%    0.65%  to   3.05%   20.37% to   23.50%
December 31, 2008     28,733   $ 5.24253 to  $10.44074 $  186,479   0.26%    0.65%  to   2.75%  -38.06% to  -36.72%
December 31, 2007     36,836   $ 8.42015 to  $16.54009 $  394,445   0.03%    0.65%  to   2.75%   11.93% to   14.36%
December 31, 2006     47,011   $ 7.48410 to  $14.50009 $  440,821   0.00%    0.65%  to   2.75%    6.66% to    8.95%

                                         AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     17,725   $ 8.92178 to  $29.33599 $  333,831   0.00%    0.65%  to   3.05%   24.76% to   27.84%
December 31, 2009     16,602   $ 7.09300 to  $22.94749 $  267,628   0.00%    0.65%  to   3.05%   23.09% to   28.95%
December 31, 2008     16,039   $ 5.59083 to  $17.79631 $  219,680   0.00%    0.65%  to   2.75%  -44.75% to  -43.55%
December 31, 2007     29,931   $10.06697 to  $31.52655 $  696,088   0.00%    0.65%  to   2.75%   18.83% to   21.41%
December 31, 2006     31,116   $ 8.42839 to  $25.96795 $  632,362   0.00%    0.65%  to   2.75%   10.93% to   13.32%

                                       AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     19,868   $10.74418 to  $36.20541 $  439,731   1.17%    0.65%  to   3.05%   19.67% to   22.63%
December 31, 2009     22,093   $ 8.95019 to  $29.52355 $  416,620   2.07%    0.65%  to   3.05%   34.49% to   39.73%
December 31, 2008     21,731   $ 6.54354 to  $21.12901 $  316,843   1.77%    0.65%  to   2.75%  -43.85% to  -42.63%
December 31, 2007     39,786   $11.65359 to  $36.83127 $  967,176   0.68%    0.65%  to   2.75%    0.32% to    2.50%
December 31, 2006     48,463   $11.61672 to  $35.93418 $1,194,348   0.51%    0.65%  to   2.75%    7.71% to   10.03%

                                                 AST SMALL-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     11,234   $11.53054 to  $25.26926 $  181,856   0.22%    0.65%  to   3.05%   32.26% to   35.53%
December 31, 2009      8,640   $ 8.70015 to  $18.64494 $  111,537   0.05%    0.65%  to   3.05%   30.09% to   33.04%
December 31, 2008      7,246   $ 6.68777 to  $14.01478 $   76,253   0.00%    0.65%  to   2.85%  -36.79% to  -32.53%
December 31, 2007      9,716   $10.54500 to  $21.70159 $  157,938   0.00%    0.65%  to   2.75%    4.19% to    6.45%
December 31, 2006     10,695   $10.00731 to  $20.38629 $  169,871   0.00%    0.65%  to   2.75%    9.52% to   11.88%

                                           AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     62,862   $10.48881 to  $19.62146 $  846,276   2.53%    0.65%  to   3.05%    0.73% to    3.22%
December 31, 2009     69,607   $10.41264 to  $19.00861 $  920,649   5.00%    0.65%  to   3.05%    4.23% to    9.51%
December 31, 2008     55,649   $10.25361 to  $17.35746 $  703,455   5.55%    0.65%  to   2.75%   -1.66% to    0.46%
December 31, 2007     98,431   $10.40058 to  $17.27843 $1,209,317   4.60%    0.65%  to   2.75%    3.85% to    6.10%
December 31, 2006    113,953   $ 9.98960 to  $16.28462 $1,352,973   3.08%    0.65%  to   2.75%    0.98% to    3.15%
                                             AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010    166,002   $11.25530 to  $26.06306 $2,588,103   1.75%    0.65%  to   3.05%    4.43% to    7.02%
December 31, 2009    144,653   $10.97629 to  $24.35387 $2,178,595   3.84%    0.65%  to   3.05%    9.96% to   15.77%
December 31, 2008     74,757   $10.15674 to  $21.03675 $1,089,746   4.01%    0.65%  to   2.75%   -4.95% to   -2.89%
December 31, 2007    105,808   $10.68542 to  $21.66391 $1,562,280   2.28%    0.65%  to   2.75%    5.32% to    7.60%
December 31, 2006    106,511   $10.14614 to  $20.13354 $1,532,655   3.72%    0.65%  to   2.75%    0.89% to    3.07%

                                           AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     16,262   $ 8.47182 to  $14.56007 $  182,409   1.34%    0.65%  to   3.05%    9.79% to   12.51%
December 31, 2009     16,894   $ 7.69250 to  $12.99378 $  170,550   4.15%    0.65%  to   3.05%   20.39% to   28.65%
December 31, 2008     16,283   $ 6.38950 to  $10.02666 $  133,646   3.44%    0.65%  to   2.75%  -43.49% to  -42.26%
December 31, 2007     25,319   $11.30608 to  $17.40971 $  372,910   1.38%    0.65%  to   2.75%   -6.23% to   -4.20%
December 31, 2006     28,556   $12.05765 to  $18.21836 $  450,429   1.21%    0.65%  to   2.75%   18.02% to   20.56%

                                               AST QMA US EQUITY ALPHA PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     11,194   $ 7.65297 to  $14.55693 $  124,404   0.68%    0.65%  to   3.05%   11.54% to   14.30%
December 31, 2009     12,665   $ 6.80494 to  $12.81698 $  126,196   1.86%    0.65%  to   3.05%   18.47% to   27.19%
December 31, 2008     13,410   $ 5.71453 to  $ 9.59861 $  112,798   2.39%    0.65%  to   2.75%  -40.41% to  -39.11%
December 31, 2007     24,740   $ 9.53992 to  $15.76502 $  345,824   1.33%    0.65%  to   2.75%   -0.74% to    1.42%
December 31, 2006     31,311   $ 9.56159 to  $15.54492 $  438,379   1.10%    0.65%  to   2.75%    9.51% to   11.87%

                                      A78

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     13,163   $14.81778 to  $61.94104 $  409,090   0.43%    0.65%  to   3.05%   16.78% to   19.67%
December 31, 2009     11,471   $12.64918 to  $51.75974 $  319,339   1.31%    0.65%  to   3.05%   32.64% to   48.38%
December 31, 2008      5,935   $ 8.76037 to  $34.88343 $  134,397   0.66%    0.65%  to   2.60%  -51.29% to  -50.31%
December 31, 2007     13,323   $17.90678 to  $70.20328 $  567,927   0.58%    0.65%  to   2.75%   36.63% to   39.59%
December 31, 2006     11,347   $13.10637 to  $50.29168 $  377,853   0.33%    0.65%  to   2.75%   12.69% to   15.11%

                                          AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010    122,828   $10.18424 to  $28.60743 $1,752,058   0.97%    0.65%  to   3.05%    8.13% to   10.81%
December 31, 2009     99,437   $ 9.39867 to  $25.81677 $1,312,782   2.07%    0.65%  to   3.05%   20.19% to   23.33%
December 31, 2008     46,873   $ 7.79315 to  $20.93279 $  538,360   1.79%    0.65%  to   2.85%  -27.98% to  -22.10%
December 31, 2007     52,178   $11.60522 to  $28.45091 $  838,230   1.21%    0.65%  to   2.75%    3.38% to    5.63%
December 31, 2006     23,736   $11.22531 to  $26.93478 $  453,918   1.80%    0.65%  to   2.75%    9.41% to   11.76%

                                               AST INTERNATIONAL VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     14,189   $ 8.08298 to  $20.48151 $  200,509   0.82%    0.65%  to   3.05%    7.70% to   10.36%
December 31, 2009     14,767   $ 7.44396 to  $18.60561 $  196,052   2.37%    0.65%  to   3.05%   26.78% to   29.65%
December 31, 2008     12,595   $ 5.83552 to  $14.38680 $  132,504   2.67%    0.65%  to   2.85%  -45.55% to  -36.07%
December 31, 2007     20,459   $10.66136 to  $25.92537 $  418,511   0.98%    0.65%  to   2.75%   14.55% to   17.04%
December 31, 2006     16,918   $ 9.25940 to  $22.20794 $  307,009   0.82%    0.65%  to   2.75%   23.96% to   26.63%

                                                AST MFS GLOBAL EQUITY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010      9,440   $11.94327 to  $19.68196 $  149,750   0.48%    0.65%  to   3.05%    8.63% to   11.32%
December 31, 2009      8,341   $10.96039 to  $17.72541 $  119,319   1.90%    0.65%  to   3.05%   27.89% to   33.61%
December 31, 2008      6,101   $ 8.57011 to  $13.60103 $   66,707   1.29%    0.65%  to   2.75%  -35.81% to  -34.42%
December 31, 2007     10,147   $13.35080 to  $20.79180 $  175,144   1.95%    0.65%  to   2.75%    6.38% to    8.69%
December 31, 2006     14,954   $12.55031 to  $19.17844 $  240,811   0.50%    0.65%  to   2.75%   20.89% to   23.49%

                                          AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     15,322   $ 8.73737 to  $33.98828 $  255,452   1.09%    0.65%  to   3.05%    3.90% to    6.47%
December 31, 2009     14,999   $ 8.34041 to  $32.16453 $  254,290   4.03%    0.65%  to   3.05%   32.15% to   35.11%
December 31, 2008      9,827   $ 6.27937 to  $24.00705 $  149,580   2.57%    0.65%  to   2.75%  -43.00% to  -41.76%
December 31, 2007     18,705   $10.95909 to  $41.53619 $  466,812   1.42%    0.65%  to   2.75%    6.42% to    8.73%
December 31, 2006     20,776   $10.24548 to  $38.49496 $  502,228   1.24%    0.65%  to   2.75%   19.43% to   22.00%

                                            AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     21,422   $10.97562 to  $19.08296 $  328,624   2.74%    0.65%  to   3.05%    2.52% to    5.06%
December 31, 2009     22,019   $10.67294 to  $18.16458 $  324,974   7.36%    0.65%  to   3.05%    9.03% to   11.63%
December 31, 2008     16,218   $ 9.78879 to  $16.30778 $  221,914   4.60%    0.65%  to   2.75%   -5.12% to   -3.07%
December 31, 2007     33,381   $10.31681 to  $16.82426 $  461,638   2.66%    0.65%  to   2.75%    6.62% to    8.93%
December 31, 2006     35,161   $ 9.67663 to  $15.44498 $  452,330   1.66%    0.65%  to   2.75%    3.36% to    5.58%

                                               AST INTERNATIONAL GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     35,392   $ 8.14414 to  $20.72450 $  617,984   0.35%    0.65%  to   3.05%   11.01% to   13.75%
December 31, 2009     39,649   $ 7.32140 to  $18.21901 $  616,928   1.84%    0.65%  to   3.05%   29.96% to   34.41%
December 31, 2008     38,892   $ 5.57041 to  $13.55477 $  455,778   1.44%    0.65%  to   2.85%  -51.60% to  -44.28%
December 31, 2007     59,911   $15.23165 to  $27.41378 $1,450,281   0.41%    0.65%  to   2.75%   15.76% to   18.28%
December 31, 2006     74,076   $13.15766 to  $23.17793 $1,536,181   1.32%    0.65%  to   2.75%   17.66% to   20.19%

                                           AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010     26,700   $ 9.02972 to  $14.57840 $  265,557   0.45%    0.65%  to   3.05%   11.14% to   13.89%
December 31, 2009     28,061   $ 8.10775 to  $12.85208 $  246,843   1.32%    0.65%  to   3.05%   24.77% to   27.73%
December 31, 2008     13,508   $ 6.74653 to  $ 7.17163 $   93,861   0.78%    0.65%  to   2.60%  -43.83% to  -42.70%
December 31, 2007     41,420   $11.97230 to  $12.51606 $  506,044   0.15%    0.65%  to   2.75%    6.53% to    8.84%
December 31, 2006     29,759   $11.26947 to  $11.49911 $  338,015   0.00%    0.65%  to   2.50%   12.80% to   14.93%

                                         AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010    445,216   $ 9.51547 to  $13.90606 $4,692,575   1.08%    0.65%  to   3.05%    9.92% to   12.64%
December 31, 2009    427,504   $ 8.63891 to  $12.39570 $4,038,799   1.88%    0.65%  to   3.05%   21.57% to   24.51%
December 31, 2008    280,192   $ 7.09516 to  $ 7.96999 $2,131,831   1.00%    0.65%  to   3.00%  -36.89% to  -29.03%
December 31, 2007    437,914   $11.73121 to  $12.33007 $5,234,701   0.22%    0.65%  to   3.00%    6.42% to    9.01%
December 31, 2006    274,471   $11.02337 to  $11.31058 $3,056,729   0.00%    0.65%  to   3.00%   10.27% to   12.94%

                                      A79

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                       AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010    367,638   $ 9.61979 to  $13.62846 $3,907,114   0.90%    0.65%  to   3.05%    8.55% to   11.24%
December 31, 2009    342,126   $ 8.84379 to  $12.30140 $3,296,750   2.28%    0.65%  to   3.05%   20.63% to   23.55%
December 31, 2008    226,152   $ 7.32007 to  $ 8.17979 $1,769,603   1.15%    0.65%  to   3.00%  -33.88% to  -26.78%
December 31, 2007    324,959   $11.49114 to  $12.07747 $3,809,076   0.36%    0.65%  to   3.00%    5.92% to    8.50%
December 31, 2006    209,952   $10.84925 to  $11.13179 $2,302,446   0.00%    0.65%  to   3.00%    8.42% to   11.04%

                                            AST BALANCED ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010    283,879   $ 9.85001 to  $13.47496 $3,123,795   0.82%    0.65%  to   3.05%    8.89% to   11.58%
December 31, 2009    244,029   $ 9.02728 to  $12.12491 $2,426,091   1.42%    0.65%  to   3.05%   19.32% to   22.50%
December 31, 2008    105,696   $ 7.53624 to  $ 8.46087 $  857,571   1.08%    0.65%  to   3.00%  -30.84% to  -24.62%
December 31, 2007     98,554   $11.36451 to  $11.94439 $1,143,188   0.33%    0.65%  to   3.00%    5.79% to    8.36%
December 31, 2006     51,725   $10.77257 to  $11.02254 $  561,804   0.00%    0.65%  to   2.75%    7.53% to    9.84%

                                          AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010    246,541   $10.35261 to  $12.78779 $2,838,371   1.39%    0.65%  to   3.05%    7.20% to    9.85%
December 31, 2009    219,165   $ 9.63721 to  $11.68785 $2,320,954   1.20%    0.65%  to   3.05%   15.05% to   19.26%
December 31, 2008    117,435   $ 8.26395 to  $ 9.30874 $1,047,168   0.85%    0.65%  to   3.00%  -21.90% to  -17.26%
December 31, 2007     50,338   $11.13156 to  $11.63721 $  568,796   0.29%    0.65%  to   2.75%    5.71% to    8.01%
December 31, 2006     23,554   $10.52984 to  $10.77434 $  250,007   0.00%    0.65%  to   2.75%    5.00% to    7.26%

                            AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2010     67,762   $ 9.64360 to  $14.06217 $  708,276   0.32%    0.65%  to   3.05%   10.86% to   13.60%
December 31, 2009     46,324   $ 8.68119 to  $12.42878 $  429,456   0.37%    0.65%  to   3.05%   23.05% to   26.02%
December 31, 2008      8,210   $ 7.04446 to  $ 7.41584 $   59,995   0.09%    0.65%  to   3.00%  -37.16% to  -29.54%
December 31, 2007      1,178   $11.49050 to  $11.51218 $   13,543   0.00%    1.25%  to   2.75%   14.93% to   15.13%

                           AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2010     99,997   $ 9.15067 to  $13.19996 $  973,078   0.54%    0.65%  to   3.05%    8.51% to   11.19%
December 31, 2009     74,171   $ 8.42891 to  $11.97996 $  654,003   0.28%    0.65%  to   3.05%   19.69% to   22.59%
December 31, 2008     16,369   $ 7.04244 to  $ 7.60651 $  116,814   0.06%    0.65%  to   3.00%  -29.73% to  -23.92%
December 31, 2007        787   $10.02547 to  $10.04880 $    7,899   0.00%    0.90%  to   2.75%    0.28% to    0.50%

                          AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2010     68,780   $ 9.34959 to  $13.88973 $  681,353   0.29%    0.65%  to   3.05%   10.35% to   13.07%
December 31, 2009     48,274   $ 8.44669 to  $12.33318 $  425,571   0.27%    0.65%  to   3.05%   23.06% to   25.84%
December 31, 2008      6,598   $ 6.85696 to  $ 7.50642 $   45,696   0.07%    0.65%  to   2.85%  -32.61% to  -24.76%
December 31, 2007        484   $10.17498 to  $10.20179 $    4,932   0.00%    0.65%  to   2.75%    1.77% to    2.02%

                         AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2010     88,963   $ 9.74838 to  $13.18694 $  912,004   0.46%    0.65%  to   3.05%    8.20% to   10.87%
December 31, 2009     66,502   $ 8.98223 to  $11.94190 $  619,651   0.20%    0.65%  to   3.05%   19.87% to   22.58%
December 31, 2008     10,783   $ 7.48580 to  $ 7.94834 $   81,547   0.04%    0.65%  to   2.85%  -26.28% to  -20.41%
December 31, 2007        278   $10.15504 to  $10.17230 $    2,828   0.00%    1.40%  to   2.75%    1.57% to    1.73%

                           AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2010     37,009   $ 9.18592 to  $13.51674 $  358,393   0.37%    0.65%  to   3.05%    9.87% to   12.59%
December 31, 2009     32,643   $ 8.33501 to  $12.05414 $  282,777   0.32%    0.65%  to   3.05%   17.78% to   20.44%
December 31, 2008      7,244   $ 7.06973 to  $ 7.83293 $   51,718   0.05%    0.65%  to   2.85%  -29.20% to  -21.57%
December 31, 2007        502   $ 9.98557 to  $10.00448 $    5,016   0.00%    1.25%  to   2.75%   -0.12% to    0.06%

                            AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2010     37,019   $10.43007 to  $11.55420 $  400,318   1.62%    0.65%  to   3.05%    4.51% to    7.10%
December 31, 2009     28,705   $ 9.95931 to  $10.83217 $  292,772   3.68%    0.65%  to   3.05%    8.45% to   10.90%
December 31, 2008     14,600   $ 9.18349 to  $ 9.40965 $  135,345   0.20%    0.65%  to   2.85%   -8.14% to   -5.83%
December 31, 2007      3,195   $ 9.96574 to  $ 9.98760 $   31,861   0.00%    1.00%  to   2.75%   -0.32% to   -0.12%

                                                     DAVIS VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2010        147   $10.92826 to  $14.86452 $    1,614   1.06%    1.40%  to   1.65%   10.91% to   11.19%
December 31, 2009        254   $ 9.82859 to  $13.40277 $    2,502   0.84%    1.40%  to   1.65%   28.99% to   29.32%
December 31, 2008        323   $ 7.60022 to  $10.39039 $    2,459   0.52%    1.40%  to   1.65%  -41.31% to  -41.16%
December 31, 2007        968   $12.91696 to  $17.70411 $   12,664   1.06%    1.40%  to   1.65%    2.90% to    3.16%
December 31, 2006      1,082   $12.52070 to  $17.20481 $   13,706   0.82%    1.40%  to   2.15%   12.54% to   13.40%

                                      A80

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                            EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND (EXPIRED APRIL 30, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $ 8.48145 to  $ 9.81775 $     --   1.77%    1.40%  to   1.65%    3.93% to    4.02%
December 31, 2009       237    $ 8.15398 to  $ 9.44657 $  1,936   3.16%    1.40%  to   1.65%   38.09% to   38.44%
December 31, 2008       277    $ 5.88992 to  $ 6.84098 $  1,634   0.00%    1.40%  to   1.65%  -46.42% to  -46.28%
December 31, 2007       505    $10.96366 to  $12.76662 $  5,550   4.04%    1.40%  to   1.65%    4.91% to    5.18%
December 31, 2006       591    $10.42346 to  $12.16865 $  6,174   2.45%    1.40%  to   1.65%    8.04% to    8.31%

                                       EVERGREEN VA GROWTH FUND (EXPIRED JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $10.02193 to  $12.34541 $     --   0.00%    0.65%  to   2.75%   -2.67% to   -1.54%
December 31, 2009     2,130    $10.29655 to  $12.63463 $ 23,214   0.01%    0.65%  to   2.75%   25.45% to   38.87%
December 31, 2008     1,613    $ 7.64727 to  $ 8.20083 $ 12,814   0.02%    0.65%  to   2.50%  -42.61% to  -41.51%
December 31, 2007     3,052    $13.32397 to  $14.02140 $ 41,697   0.00%    0.65%  to   2.50%    8.25% to   10.32%
December 31, 2006     3,504    $12.25417 to  $12.70979 $ 43,826   0.00%    0.65%  to   2.75%    7.99% to   10.32%

                                EVERGREEN VA INTERNATIONAL EQUITY FUND (EXPIRED JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $ 8.84568 to  $14.35537 $     --   0.97%    0.65%  to   3.05%   -5.74% to   -4.49%
December 31, 2009     2,633    $ 9.36847 to  $15.13272 $ 35,340   3.34%    0.65%  to   3.05%   12.76% to   26.79%
December 31, 2008     3,073    $ 8.30863 to  $13.30448 $ 36,054   0.00%    0.65%  to   2.75%  -43.10% to  -41.87%
December 31, 2007     5,409    $14.60200 to  $23.17876 $112,461   2.56%    0.65%  to   2.75%   11.82% to   14.25%
December 31, 2006     5,001    $13.05828 to  $20.54770 $ 91,052   4.02%    0.65%  to   2.75%   19.78% to   22.36%

                               EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (EXPIRED JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $11.76396 to  $11.96286 $     --   0.54%    1.40%  to   1.65%   -6.55% to   -6.43%
December 31, 2009       400    $12.58906 to  $12.78436 $  5,120   1.20%    1.40%  to   1.65%   33.81% to   34.15%
December 31, 2008       460    $ 9.40790 to  $ 9.52968 $  4,381   1.31%    1.40%  to   1.65%  -33.96% to  -33.79%
December 31, 2007       592    $14.24555 to  $14.39332 $  8,514   1.03%    1.40%  to   1.65%    6.49% to    6.77%
December 31, 2006       704    $13.37676 to  $13.48107 $  9,482   1.25%    1.40%  to   1.65%   10.82% to   11.10%

                                       EVERGREEN VA OMEGA FUND (EXPIRED JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $ 8.11198 to  $16.43694 $     --   0.82%    0.65%  to   3.05%   -7.30% to   -6.07%
December 31, 2009     2,664    $ 8.67141 to  $17.52255 $ 30,064   1.02%    0.65%  to   3.00%   28.97% to   43.03%
December 31, 2008     1,626    $ 6.10870 to  $12.28160 $ 11,496   0.00%    0.65%  to   2.60%  -29.09% to  -27.67%
December 31, 2007     2,126    $ 8.50981 to  $17.02269 $ 21,935   0.53%    0.65%  to   2.50%    9.15% to   11.23%
December 31, 2006     2,450    $ 7.70917 to  $15.34297 $ 22,281   0.00%    0.65%  to   2.50%    3.37% to    5.33%

                                   EVERGREEN VA SPECIAL VALUES FUND (EXPIRED JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $14.85799 to  $18.53886 $     --   0.19%    1.40%  to   1.90%   -3.69% to   -3.43%
December 31, 2009       123    $15.42727 to  $19.19653 $  2,347   0.60%    1.40%  to   1.90%   26.94% to   27.59%
December 31, 2008       146    $12.15328 to  $15.04581 $  2,186   0.84%    1.40%  to   1.90%  -32.61% to  -32.27%
December 31, 2007       316    $18.03551 to  $22.21472 $  6,903   1.32%    1.40%  to   1.90%   -9.28% to   -8.82%
December 31, 2006       368    $19.88133 to  $24.36340 $  8,852   0.76%    1.40%  to   1.90%   19.25% to   19.85%

                            EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND (EXPIRED APRIL 30, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $12.05300 to  $13.99973 $     --   0.81%    1.40%  to   1.65%    1.69% to    1.78%
December 31, 2009       255    $11.85221 to  $13.75501 $  3,499   6.14%    1.40%  to   1.65%   31.09% to   31.42%
December 31, 2008       264    $ 9.04154 to  $10.46656 $  2,762   6.53%    1.40%  to   1.65%  -29.68% to  -29.50%
December 31, 2007       402    $13.02529 to  $15.03981 $  5,989   4.76%    1.40%  to   1.65%    1.99% to    2.25%
December 31, 2006       468    $12.77150 to  $14.70915 $  6,869   3.50%    1.40%  to   1.65%    4.20% to    4.46%

                                              COLUMBIA ASSET ALLOCATION FUND, VS
                   -------------------------------------------------------------------------------------------
December 31, 2010       421    $15.78873 to  $15.78873 $  6,644   2.63%    1.00%  to   1.00%   12.30% to   12.30%
December 31, 2009       487    $14.38338 to  $14.38338 $  7,007   4.42%    1.00%  to   1.00%   22.76% to   22.76%
December 31, 2008       564    $11.71637 to  $11.71637 $  6,605   3.43%    1.00%  to   1.00%  -29.04% to  -29.04%
December 31, 2007       719    $16.51140 to  $16.51140 $ 11,876   2.80%    1.00%  to   1.00%    8.08% to    8.08%
December 31, 2006       861    $15.27753 to  $15.27753 $ 13,157   2.52%    1.00%  to   1.00%   10.67% to   10.67%

                                             COLUMBIA FEDERAL SECURITIES FUND, VS
                   -------------------------------------------------------------------------------------------
December 31, 2010       116    $12.21523 to  $12.21523 $  1,423   4.63%    1.00%  to   1.00%    4.00% to    4.00%
December 31, 2009       134    $12.32409 to  $12.32409 $  1,646   7.68%    1.00%  to   1.00%    0.88% to    0.88%
December 31, 2008       148    $12.21621 to  $12.21621 $  1,806   7.10%    1.00%  to   1.00%    7.01% to    7.01%
December 31, 2007       178    $11.41611 to  $11.41611 $  2,037   6.47%    1.00%  to   1.00%    5.12% to    5.12%
December 31, 2006       195    $10.86011 to  $10.86011 $  2,116   5.66%    1.00%  to   1.00%    2.68% to    2.68%

                                      A81

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                COLUMBIA MONEY MARKET FUND, VS
                   -------------------------------------------------------------------------------------------
December 31, 2010       104    $10.93445 to  $10.93445 $  1,142   0.02%    1.00%  to   1.00%   -0.97% to   -0.97%
December 31, 2009       125    $11.04133 to  $11.04133 $  1,375   0.25%    1.00%  to   1.25%   -0.77% to   -0.77%
December 31, 2008       159    $11.12662 to  $11.12662 $  1,771   2.59%    1.00%  to   1.00%    1.55% to    1.55%
December 31, 2007       234    $10.95647 to  $10.95647 $  2,568   4.91%    1.00%  to   1.00%    3.97% to    3.97%
December 31, 2006       246    $10.53788 to  $10.53788 $  2,597   4.61%    1.00%  to   1.00%    3.69% to    3.69%

                                            COLUMBIA SMALL COMPANY GROWTH FUND, VS
                   -------------------------------------------------------------------------------------------
December 31, 2010        30    $19.52472 to  $19.52472 $    578   0.00%    1.00%  to   1.00%   27.10% to   27.10%
December 31, 2009        34    $15.36226 to  $15.36226 $    521   0.00%    1.00%  to   1.00%   24.40% to   24.40%
December 31, 2008        37    $12.34900 to  $12.34900 $    462   0.00%    1.00%  to   1.00%  -41.42% to  -41.42%
December 31, 2007        51    $21.07999 to  $21.07999 $  1,069   0.00%    1.00%  to   1.00%   12.32% to   12.32%
December 31, 2006        62    $18.76807 to  $18.76807 $  1,155   0.00%    1.00%  to   1.00%   11.28% to   11.28%

                                              COLUMBIA LARGE CAP GROWTH FUND, VS
                   -------------------------------------------------------------------------------------------
December 31, 2010       429    $11.81717 to  $11.99337 $  5,144   0.58%    1.00%  to   1.25%   16.03% to   16.32%
December 31, 2009       508    $10.18453 to  $10.31040 $  5,239   0.69%    1.00%  to   1.25%   33.12% to   33.46%
December 31, 2008       592    $ 7.65036 to  $ 7.72535 $  4,575   0.25%    1.00%  to   1.25%  -41.18% to  -41.03%
December 31, 2007       800    $13.00621 to  $13.10033 $ 10,478   0.37%    1.00%  to   1.25%   14.32% to   14.61%
December 31, 2006     1,028    $11.37734 to  $11.43058 $ 11,755   0.36%    1.00%  to   1.25%    8.86% to    9.13%

                                         PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010       897    $10.95545 to  $14.97476 $ 11,237   1.51%    0.65%  to   2.75%   10.88% to   13.27%
December 31, 2009     1,213    $ 9.88082 to  $11.70611 $ 13,530   2.38%    0.65%  to   2.75%   33.38% to   36.26%
December 31, 2008     1,323    $ 7.40821 to  $ 8.59118 $ 10,961   1.60%    0.65%  to   2.75%  -51.67% to  -50.62%
December 31, 2007     3,043    $15.32754 to  $17.39805 $ 51,415   0.73%    0.65%  to   2.75%   16.24% to   18.76%
December 31, 2006     3,004    $13.18590 to  $14.64915 $ 43,166   1.77%    0.65%  to   2.75%   17.73% to   20.26%

                                                 NVIT DEVELOPING MARKETS FUND
                   -------------------------------------------------------------------------------------------
December 31, 2010     6,636    $15.93875 to  $35.68795 $163,952   0.00%    0.65%  to   3.05%   12.60% to   15.39%
December 31, 2009     8,668    $14.11121 to  $31.00701 $189,579   1.12%    0.65%  to   3.05%   42.41% to   61.17%
December 31, 2008     6,642    $ 8.94425 to  $19.28675 $ 86,010   0.64%    0.65%  to   2.75%  -59.02% to  -58.13%
December 31, 2007    14,104    $21.82742 to  $46.18441 $478,758   0.45%    0.65%  to   2.75%   39.55% to   42.57%
December 31, 2006    14,181    $15.64163 to  $32.47568 $323,571   0.56%    0.65%  to   2.75%   30.88% to   33.70%

                                                  THE DOW DART 10 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010       627    $ 9.02819 to  $15.21278 $  6,798   0.00%    0.65%  to   3.05%   13.19% to   15.99%
December 31, 2009       591    $ 7.81132 to  $13.30332 $  5,447   0.00%    0.65%  to   2.65%   10.93% to   31.20%
December 31, 2008       857    $ 6.92452 to  $10.27256 $  7,084   0.00%    0.65%  to   2.50%  -30.30% to  -28.97%
December 31, 2007     1,361    $ 9.78319 to  $14.55047 $ 16,177   0.00%    0.65%  to   2.50%   -1.87% to    0.00%
December 31, 2006     2,311    $ 9.81749 to  $14.63859 $ 27,950   0.00%    0.65%  to   2.50%   22.44% to   24.75%

                                           FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,563    $ 3.80786 to  $15.50170 $ 10,721   0.00%    0.65%  to   3.05%   15.37% to   18.22%
December 31, 2009     1,949    $ 3.24555 to  $13.27740 $ 11,197   0.00%    0.65%  to   2.65%   25.38% to   31.50%
December 31, 2008     1,208    $ 2.55578 to  $ 8.80712 $  4,702   0.00%    0.65%  to   2.60%  -45.29% to  -40.07%
December 31, 2007     1,492    $ 4.61460 to  $15.33676 $ 12,698   0.00%    0.65%  to   1.90%    3.68% to    5.01%
December 31, 2006     1,129    $ 4.42816 to  $10.14977 $  5,732   0.00%    0.65%  to   1.65%    2.30% to    3.34%

                                             GLOBAL DIVIDEND TARGET 15 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,173    $13.11568 to  $22.78277 $ 36,491   0.00%    0.65%  to   3.05%    6.38% to    9.01%
December 31, 2009     3,011    $12.29106 to  $21.02664 $ 46,874   0.00%    0.65%  to   3.05%   37.18% to   44.07%
December 31, 2008     3,199    $ 9.01244 to  $15.09443 $ 36,070   0.00%    0.65%  to   2.60%  -44.27% to  -43.15%
December 31, 2007     8,705    $16.10195 to  $26.71430 $173,717   0.00%    0.65%  to   2.75%   10.21% to   12.60%
December 31, 2006     7,225    $17.08339 to  $23.86991 $128,826   0.00%    0.65%  to   2.50%   34.99% to   37.54%

                                                  NASDAQ TARGET 15 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010       787    $ 8.27796 to  $11.92252 $  7,702   0.00%    0.65%  to   1.90%   27.91% to   29.53%
December 31, 2009       384    $ 6.41311 to  $ 9.26007 $  2,820   0.00%    0.65%  to   1.90%   14.72% to   16.18%
December 31, 2008       501    $ 5.53942 to  $ 8.01883 $  3,179   0.00%    0.65%  to   1.90%  -51.83% to  -39.68%
December 31, 2007       857    $11.39370 to  $16.53539 $ 11,317   0.00%    0.65%  to   1.90%   19.41% to   20.94%
December 31, 2006       686    $ 9.45483 to  $13.75647 $  7,316   0.00%    0.65%  to   1.65%    7.09% to    8.18%

                                      A82

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                   S&P TARGET 24 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010       915    $ 8.44778 to  $14.03783 $  9,500   0.00%    0.65%  to   3.05%   15.66% to   18.52%
December 31, 2009     1,053    $ 7.15298 to  $11.47241 $  9,289   0.00%    0.65%  to   2.65%   10.76% to   13.03%
December 31, 2008       992    $ 6.35065 to  $10.21125 $  7,753   0.00%    0.65%  to   2.50%  -29.73% to  -28.39%
December 31, 2007     1,425    $ 8.89991 to  $14.34653 $ 15,798   0.00%    0.65%  to   2.50%    1.58% to    3.52%
December 31, 2006     1,497    $ 8.62770 to  $13.94316 $ 16,056   0.00%    0.65%  to   2.50%    0.32% to    2.22%

                                                 TARGET MANAGED VIP PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,783    $ 8.29426 to  $14.26469 $ 27,842   0.00%    0.65%  to   2.65%   15.97% to   18.35%
December 31, 2009     3,631    $ 7.15187 to  $11.21855 $ 31,168   0.00%    0.65%  to   2.65%   10.00% to   12.26%
December 31, 2008     4,209    $ 6.45063 to  $10.05410 $ 32,278   0.00%    0.65%  to   2.60%  -46.26% to  -45.18%
December 31, 2007    12,029    $11.80803 to  $18.45100 $174,193   0.00%    0.65%  to   2.75%    6.44% to    8.76%
December 31, 2006    15,281    $10.89598 to  $17.06925 $203,898   0.00%    0.65%  to   2.50%    8.73% to   10.79%

                                                VALUE LINE TARGET 25 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,411    $ 3.33115 to  $14.15035 $ 12,605   0.00%    0.65%  to   1.90%   27.94% to   29.57%
December 31, 2009     1,701    $ 2.57984 to  $10.98699 $ 11,227   0.00%    0.65%  to   1.90%    5.08% to    6.42%
December 31, 2008     2,423    $ 2.43273 to  $10.38685 $ 15,210   0.00%    0.65%  to   1.90%  -55.68% to  -54.06%
December 31, 2007     3,219    $ 5.43929 to  $23.28349 $ 44,021   0.00%    0.65%  to   1.90%   15.94% to   17.43%
December 31, 2006     3,691    $ 4.64840 to  $19.94915 $ 43,760   0.00%    0.65%  to   2.75%    0.06% to    2.21%

                                              THE DOW TARGET DIVIDEND PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,628    $ 7.95543 to  $15.65834 $ 22,288   0.00%    0.65%  to   2.75%   13.30% to   15.74%
December 31, 2009     3,040    $ 7.02157 to  $13.72167 $ 22,552   0.00%    0.65%  to   2.75%   10.98% to   36.51%
December 31, 2008     3,087    $ 6.36274 to  $ 6.84383 $ 20,380   0.00%    0.65%  to   2.60%  -42.10% to  -40.93%
December 31, 2007     7,365    $10.94328 to  $11.58623 $ 82,923   0.00%    0.65%  to   2.75%   -1.68% to    0.45%
December 31, 2006     8,909    $11.17799 to  $11.53380 $100,922   0.00%    0.65%  to   2.50%   15.19% to   17.37%

                                                      PROFUND VP ASIA 30
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,413    $15.53043 to  $32.01290 $ 59,466   0.09%    0.65%  to   2.50%   11.06% to   13.17%
December 31, 2009     3,728    $13.97643 to  $28.35977 $ 82,212   1.00%    0.65%  to   2.50%   36.98% to   53.20%
December 31, 2008     2,982    $11.04280 to  $18.55842 $ 42,945   0.64%    0.65%  to   2.50%  -52.06% to  -51.14%
December 31, 2007     7,319    $21.64038 to  $38.08052 $229,468   0.07%    0.65%  to   2.75%   43.66% to   46.78%
December 31, 2006     8,239    $15.06343 to  $26.01023 $172,274   0.41%    0.65%  to   2.75%   35.47% to   38.39%

                                                       PROFUND VP BANKS
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,298    $ 4.06786 to  $13.18903 $  6,663   0.08%    0.65%  to   2.75%    5.36% to    7.63%
December 31, 2009     1,443    $ 3.86107 to  $ 5.86719 $  6,976   4.31%    0.65%  to   2.75%   -6.68% to   -4.86%
December 31, 2008     3,538    $ 4.64022 to  $ 6.18259 $ 17,950   1.62%    0.65%  to   2.50%  -48.25% to  -47.26%
December 31, 2007       978    $ 8.96638 to  $11.75272 $  9,868   3.33%    0.65%  to   2.50%  -29.10% to  -27.75%
December 31, 2006       961    $12.64709 to  $16.30793 $ 13,291   0.82%    0.65%  to   2.50%   12.53% to   14.66%

                                                       PROFUND VP BEAR
                   -------------------------------------------------------------------------------------------
December 31, 2010     3,981    $ 4.29396 to  $ 6.81914 $ 21,390   0.00%    0.65%  to   3.05%  -20.31% to  -18.33%
December 31, 2009     5,157    $ 5.35220 to  $ 8.34973 $ 33,717   0.20%    0.65%  to   3.05%  -29.85% to  -26.27%
December 31, 2008     5,261    $ 7.60268 to  $11.65146 $ 48,699   2.01%    0.65%  to   2.50%   36.43% to   39.01%
December 31, 2007     4,417    $ 5.56702 to  $ 8.38154 $ 29,521   4.17%    0.65%  to   2.50%   -1.93% to   -0.06%
December 31, 2006     4,205    $ 5.67078 to  $ 8.38655 $ 28,388   1.80%    0.65%  to   2.50%   -9.81% to   -8.10%

                                                   PROFUND VP BIOTECHNOLOGY
                   -------------------------------------------------------------------------------------------
December 31, 2010       570    $ 8.86479 to  $16.28406 $  5,905   0.00%    0.65%  to   1.90%    3.10% to    4.42%
December 31, 2009       790    $ 8.55424 to  $15.79374 $  7,870   0.00%    0.65%  to   1.90%    1.75% to    3.04%
December 31, 2008     2,205    $ 8.36476 to  $16.51663 $ 22,229   0.00%    0.65%  to   1.90%   -0.09% to    1.18%
December 31, 2007     1,763    $ 8.32997 to  $16.36489 $ 16,586   0.00%    0.65%  to   1.90%   -3.04% to   -1.80%
December 31, 2006     1,291    $ 8.54742 to  $16.70677 $ 12,290   0.00%    0.65%  to   1.90%   -5.91% to   -4.72%

                                                  PROFUND VP BASIC MATERIALS
                   -------------------------------------------------------------------------------------------
December 31, 2010     3,099    $12.75409 to  $22.09170 $ 55,254   0.62%    0.65%  to   3.05%   25.74% to   28.85%
December 31, 2009     3,954    $10.11167 to  $17.18817 $ 55,224   0.58%    0.65%  to   3.05%   39.88% to   61.32%
December 31, 2008     2,384    $ 8.33841 to  $10.68164 $ 20,621   0.25%    0.65%  to   2.50%  -52.64% to  -51.74%
December 31, 2007     6,010    $13.55624 to  $22.18935 $111,824   0.42%    0.65%  to   2.75%   27.10% to   29.86%
December 31, 2006     2,131    $13.57865 to  $17.13093 $ 30,609   0.27%    0.65%  to   2.50%   12.60% to   14.73%

                                      A83

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                     PROFUND VP ULTRABULL
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,807    $ 5.52642 to  $11.77032 $ 12,190   0.00%    0.65%  to   1.90%   19.85% to   21.37%
December 31, 2009     3,112    $ 4.58789 to  $ 9.72215 $ 17,397   1.08%    0.65%  to   1.90%   41.89% to   43.70%
December 31, 2008    11,726    $ 3.21703 to  $ 6.78269 $ 48,791   1.50%    0.65%  to   1.90%  -68.02% to  -67.61%
December 31, 2007     4,135    $10.00785 to  $20.99317 $ 49,950   0.53%    0.65%  to   1.90%   -1.07% to    0.20%
December 31, 2006     4,655    $10.06481 to  $21.00543 $ 53,893   0.33%    0.65%  to   1.90%   20.73% to   22.26%

                                                       PROFUND VP BULL
                   -------------------------------------------------------------------------------------------
December 31, 2010     5,435    $ 9.05801 to  $13.97310 $ 57,453   0.15%    0.65%  to   3.05%    9.15% to   11.85%
December 31, 2009     7,235    $ 8.27336 to  $12.67160 $ 69,109   0.80%    0.65%  to   2.75%   20.93% to   26.04%
December 31, 2008     6,812    $ 7.42681 to  $ 9.52283 $ 52,900   0.00%    0.65%  to   2.50%  -39.23% to  -38.07%
December 31, 2007    10,229    $12.11519 to  $15.41660 $128,911   0.50%    0.65%  to   2.50%    0.95% to    2.87%
December 31, 2006    18,245    $11.89713 to  $15.02392 $227,054   0.23%    0.65%  to   2.50%   10.82% to   12.92%

                                                 PROFUND VP CONSUMER SERVICES
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,604    $ 9.23618 to  $14.63446 $ 15,546   0.00%    0.65%  to   3.05%   17.69% to   20.60%
December 31, 2009       670    $ 7.73635 to  $12.30799 $  5,596   0.00%    0.65%  to   2.75%   23.34% to   29.95%
December 31, 2008       817    $ 6.01368 to  $ 8.15142 $  5,052   0.00%    0.65%  to   2.50%  -33.10% to  -31.83%
December 31, 2007       240    $ 8.91144 to  $11.98752 $  2,447   0.00%    0.65%  to   2.50%  -10.55% to   -8.85%
December 31, 2006       602    $ 9.87614 to  $13.18401 $  6,499   0.00%    0.65%  to   2.50%    9.21% to   11.27%

                                                  PROFUND VP CONSUMER GOODS
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,382    $10.74702 to  $15.06781 $ 17,148   0.91%    0.65%  to   3.05%   13.78% to   16.60%
December 31, 2009     1,551    $ 9.41587 to  $12.95546 $ 16,511   0.81%    0.65%  to   2.75%   18.22% to   25.35%
December 31, 2008     1,000    $ 8.57802 to  $10.75388 $  8,804   1.14%    0.65%  to   2.50%  -28.55% to  -27.19%
December 31, 2007     2,349    $11.90105 to  $14.80676 $ 30,124   0.81%    0.65%  to   2.50%    4.89% to    6.89%
December 31, 2006     1,570    $11.24740 to  $13.88705 $ 18,574   0.10%    0.65%  to   2.50%    9.81% to   11.89%

                                                     PROFUND VP OIL & GAS
                   -------------------------------------------------------------------------------------------
December 31, 2010     3,005    $13.04571 to  $26.81707 $ 64,390   0.44%    0.65%  to   3.05%   14.17% to   17.00%
December 31, 2009     3,395    $11.39110 to  $22.97908 $ 62,591   0.00%    0.65%  to   3.05%   12.32% to   15.91%
December 31, 2008     3,492    $14.44920 to  $20.07614 $ 55,622   0.00%    0.65%  to   2.50%  -38.53% to  -37.36%
December 31, 2007     7,071    $16.54018 to  $32.13077 $188,298   0.00%    0.65%  to   2.75%   28.81% to   31.61%
December 31, 2006     7,128    $12.84063 to  $24.47578 $143,520   0.00%    0.65%  to   2.75%   17.32% to   19.84%

                                                     PROFUND VP EUROPE 30
                   -------------------------------------------------------------------------------------------
December 31, 2010     3,144    $ 8.10586 to  $15.84851 $ 34,024   1.87%    0.65%  to   2.75%   -0.19% to    1.97%
December 31, 2009     4,394    $ 7.99780 to  $15.58204 $ 46,899   3.41%    0.65%  to   2.75%   28.65% to   34.35%
December 31, 2008     2,290    $ 6.12200 to  $11.88516 $ 18,076   1.83%    0.65%  to   2.50%  -45.41% to  -44.37%
December 31, 2007     5,888    $11.07157 to  $21.41832 $ 92,832   1.86%    0.65%  to   2.50%   11.70% to   13.83%
December 31, 2006     9,521    $ 9.78576 to  $18.86370 $126,117   0.39%    0.65%  to   2.50%   14.58% to   16.74%

                                                    PROFUND VP FINANCIALS
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,567    $ 5.49417 to  $14.23623 $ 18,134   0.30%    0.65%  to   3.05%    7.55% to   10.21%
December 31, 2009     2,798    $ 5.11801 to  $12.96974 $ 17,959   2.16%    0.65%  to   3.05%   11.96% to   31.98%
December 31, 2008     3,061    $ 4.93780 to  $ 6.48378 $ 16,869   1.36%    0.65%  to   2.50%  -51.78% to  -50.86%
December 31, 2007     1,779    $10.12613 to  $13.22887 $ 20,400   0.97%    0.65%  to   2.50%  -21.15% to  -19.64%
December 31, 2006     3,163    $12.12850 to  $16.50435 $ 44,681   0.50%    0.65%  to   2.50%   14.42% to   16.59%

                                               PROFUND VP U.S. GOVERNMENT PLUS
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,138    $ 9.44439 to  $14.82157 $ 28,659   0.42%    0.65%  to   3.05%    6.75% to    9.39%
December 31, 2009     2,832    $ 8.84748 to  $13.54962 $ 35,006   0.05%    0.65%  to   3.05%  -34.47% to   -9.91%
December 31, 2008     5,491    $15.35403 to  $20.24014 $102,443   1.74%    0.65%  to   2.65%   45.77% to   48.76%
December 31, 2007     7,087    $10.53295 to  $13.60595 $ 87,800   3.52%    0.65%  to   2.65%    7.19% to    9.40%
December 31, 2006     2,704    $ 9.82620 to  $12.43644 $ 31,415   3.44%    0.65%  to   2.65%   -7.07% to   -5.17%

                                                    PROFUND VP HEALTH CARE
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,736    $ 8.47370 to  $13.10274 $ 16,609   0.39%    0.65%  to   2.75%    0.02% to    2.18%
December 31, 2009     2,394    $ 8.35640 to  $12.78830 $ 22,452   0.50%    0.65%  to   2.75%   16.27% to   28.18%
December 31, 2008     2,730    $ 7.08869 to  $ 9.84534 $ 21,152   0.45%    0.65%  to   2.50%  -26.19% to  -24.79%
December 31, 2007     5,321    $ 9.49653 to  $13.12280 $ 57,795   0.00%    0.65%  to   2.50%    3.90% to    5.88%
December 31, 2006     6,343    $ 9.03730 to  $12.42496 $ 63,921   0.00%    0.65%  to   2.50%    2.62% to    4.56%

                                      A84

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                  ACCESS VP HIGH YIELD FUND
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,291    $14.32566 to  $15.39199 $ 18,992   14.74%   0.65%  to   1.90%   14.16% to   15.62%
December 31, 2009     1,388    $12.54825 to  $13.31281 $ 17,790    9.63%   0.65%  to   1.90%   14.69% to   16.15%
December 31, 2008     1,961    $10.94080 to  $11.46149 $ 21,798    6.62%   0.65%  to   1.90%   -6.46% to   -5.26%
December 31, 2007     2,274    $11.58477 to  $12.09846 $ 26,924    7.03%   0.65%  to   2.25%    2.81% to    4.50%
December 31, 2006     2,746    $11.23960 to  $11.57769 $ 31,357    6.19%   0.65%  to   2.40%    6.95% to    8.86%

                                                    PROFUND VP INDUSTRIALS
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,255    $ 9.99885 to  $16.13119 $ 15,943    0.31%   0.65%  to   2.75%   20.35% to   22.94%
December 31, 2009     1,348    $ 8.30824 to  $13.15379 $ 14,190    0.76%   0.65%  to   2.75%   20.69% to   27.28%
December 31, 2008     1,045    $ 7.93126 to  $10.69572 $  8,678    0.05%   0.65%  to   2.50%  -41.98% to  -40.87%
December 31, 2007     1,594    $13.55087 to  $18.13551 $ 23,481    0.00%   0.65%  to   2.50%    8.92% to   10.99%
December 31, 2006       738    $12.33357 to  $16.38084 $  9,581    0.00%   0.65%  to   2.50%    8.87% to   10.93%

                                                     PROFUND VP INTERNET
                   -------------------------------------------------------------------------------------------
December 31, 2010       651    $25.69739 to  $30.46840 $ 16,904    0.00%   0.65%  to   1.90%   32.71% to   34.40%
December 31, 2009       745    $19.31472 to  $22.72756 $ 14,521    0.00%   0.65%  to   1.90%   73.91% to   76.13%
December 31, 2008       208    $11.07782 to  $12.93669 $  2,322    0.00%   0.65%  to   1.90%  -45.88% to  -45.19%
December 31, 2007       647    $20.41623 to  $23.66106 $ 13,299    0.62%   0.65%  to   1.90%    8.08% to    9.47%
December 31, 2006       488    $18.84122 to  $21.66964 $  9,275    0.00%   0.65%  to   1.90%   -0.56% to    0.70%

                                                       PROFUND VP JAPAN
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,286    $ 7.09529 to  $11.19134 $ 10,269    0.00%   0.65%  to   2.75%   -9.10% to   -7.14%
December 31, 2009     1,569    $ 7.80589 to  $12.08246 $ 13,550    0.62%   0.65%  to   2.75%    7.29% to   11.24%
December 31, 2008     1,374    $ 7.47329 to  $11.05065 $ 10,845   12.46%   0.65%  to   2.50%  -42.33% to  -41.23%
December 31, 2007     1,734    $12.84546 to  $18.85032 $ 24,755    4.66%   0.65%  to   2.50%  -12.26% to  -10.58%
December 31, 2006     4,322    $14.47744 to  $21.13429 $ 67,827    0.79%   0.65%  to   2.65%    7.89% to   10.10%

                                                  PROFUND VP PRECIOUS METALS
                   -------------------------------------------------------------------------------------------
December 31, 2010     6,200    $17.12050 to  $27.30455 $140,602    0.00%   0.65%  to   2.75%   29.28% to   32.07%
December 31, 2009     6,318    $13.24324 to  $20.72703 $109,841    0.89%   0.65%  to   2.75%   31.60% to   36.71%
December 31, 2008     6,241    $10.53746 to  $15.45524 $ 81,177    2.85%   0.65%  to   2.50%  -32.49% to  -31.21%
December 31, 2007     8,057    $14.94561 to  $22.52410 $155,610    3.56%   0.65%  to   2.75%   19.07% to   21.66%
December 31, 2006     7,735    $12.55178 to  $18.56096 $124,745    0.69%   0.65%  to   2.75%    4.42% to    6.67%

                                                  PROFUND VP MID-CAP GROWTH
                   -------------------------------------------------------------------------------------------
December 31, 2010     4,928    $11.83875 to  $18.24645 $ 69,920    0.00%   0.65%  to   3.05%   24.50% to   27.58%
December 31, 2009     3,961    $ 9.47940 to  $14.33773 $ 43,819    0.00%   0.65%  to   3.05%   25.88% to   37.42%
December 31, 2008     2,369    $ 7.04708 to  $10.45994 $ 19,189    0.00%   0.65%  to   2.75%  -40.50% to  -39.21%
December 31, 2007     4,690    $11.84301 to  $17.24942 $ 64,542    0.00%   0.65%  to   2.75%    8.66% to   11.01%
December 31, 2006     5,246    $10.89955 to  $15.57741 $ 67,092    0.00%   0.65%  to   2.75%    1.12% to    3.30%

                                                   PROFUND VP MID-CAP VALUE
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,069    $10.51873 to  $18.28464 $ 28,287    0.59%   0.65%  to   2.75%   17.14% to   19.67%
December 31, 2009     2,944    $ 8.97953 to  $15.31796 $ 33,809    1.28%   0.65%  to   2.75%   27.27% to   30.02%
December 31, 2008     2,052    $ 8.58307 to  $11.81078 $ 18,308    0.00%   0.65%  to   2.50%  -37.89% to  -36.71%
December 31, 2007     4,473    $13.70000 to  $18.70876 $ 65,127    0.40%   0.65%  to   2.50%   -1.57% to    0.31%
December 31, 2006     6,924    $13.79740 to  $18.69833 $104,430    0.02%   0.65%  to   2.50%    9.50% to   11.57%

                                                  PROFUND VP PHARMACEUTICALS
                   -------------------------------------------------------------------------------------------
December 31, 2010       650    $ 7.49464 to  $12.88568 $  5,086    4.35%   0.65%  to   2.75%   -2.28% to   -0.18%
December 31, 2009     1,422    $ 7.58424 to  $ 9.17992 $ 11,294    1.32%   0.65%  to   2.65%   13.80% to   16.14%
December 31, 2008     1,292    $ 6.59683 to  $ 7.92536 $  8,813    1.89%   0.65%  to   2.50%  -21.52% to  -20.03%
December 31, 2007     1,426    $ 8.33325 to  $10.00645 $ 12,439    1.10%   0.65%  to   2.50%   -0.25% to    1.65%
December 31, 2006     2,413    $ 8.28177 to  $ 9.93954 $ 21,075    0.37%   0.65%  to   2.50%    9.38% to   11.45%

                                                    PROFUND VP REAL ESTATE
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,045    $ 9.71615 to  $18.44425 $ 16,643    3.52%   0.65%  to   3.05%   20.89% to   23.88%
December 31, 2009     1,325    $ 8.01222 to  $14.88884 $ 17,219    3.84%   0.65%  to   2.75%   24.38% to   45.92%
December 31, 2008     1,212    $ 7.85776 to  $11.71721 $ 12,620    0.00%   0.65%  to   2.50%  -42.73% to  -41.64%
December 31, 2007     1,572    $13.72045 to  $20.07626 $ 28,411    0.91%   0.65%  to   2.50%  -21.63% to  -20.14%
December 31, 2006     3,041    $14.53445 to  $25.13870 $ 69,717    0.57%   0.65%  to   2.50%   29.19% to   31.63%

                                      A85

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                             PROFUND VP RISING RATES OPPORTUNITY
                   -------------------------------------------------------------------------------------------
December 31, 2010     8,233    $ 3.97042 to  $ 8.41509 $ 34,707   0.00%    0.65%  to   3.05%  -18.59% to  -16.57%
December 31, 2009     6,287    $ 4.80759 to  $10.23100 $ 32,417   0.57%    0.65%  to   3.05%    0.53% to   31.33%
December 31, 2008     4,730    $ 3.69802 to  $ 4.68636 $ 18,310   5.99%    0.65%  to   2.50%  -39.53% to  -38.38%
December 31, 2007     5,407    $ 6.06214 to  $ 7.67436 $ 35,126   4.72%    0.65%  to   2.50%   -7.58% to   -5.82%
December 31, 2006    10,313    $ 6.50235 to  $ 8.22730 $ 70,970   1.36%    0.65%  to   2.50%    7.40% to    9.43%

                                                    PROFUND VP NASDAQ-100
                   -------------------------------------------------------------------------------------------
December 31, 2010     4,005    $ 6.37824 to  $17.83649 $ 38,551   0.00%    0.65%  to   2.50%   15.29% to   17.48%
December 31, 2009     5,151    $ 5.47064 to  $15.22145 $ 41,559   0.00%    0.65%  to   2.50%   30.08% to   51.02%
December 31, 2008     3,874    $ 3.64996 to  $10.10445 $ 19,350   0.00%    0.65%  to   2.50%  -43.92% to  -42.86%
December 31, 2007     8,873    $ 6.43605 to  $17.72715 $ 94,213   0.00%    0.65%  to   2.50%   14.67% to   16.86%
December 31, 2006     7,600    $ 5.54980 to  $15.20854 $ 67,277   0.00%    0.65%  to   2.50%    2.83% to    4.78%

                                                   PROFUND VP SEMICONDUCTOR
                   -------------------------------------------------------------------------------------------
December 31, 2010       387    $ 6.47385 to  $11.00687 $  2,546   1.12%    0.65%  to   1.90%   10.27% to   11.67%
December 31, 2009     1,313    $ 5.85592 to  $ 9.94113 $  7,787   0.00%    0.65%  to   1.90%   60.87% to   62.92%
December 31, 2008       330    $ 3.63084 to  $ 6.15450 $  1,209   0.00%    0.65%  to   1.90%  -50.75% to  -50.12%
December 31, 2007       707    $ 7.35362 to  $12.83893 $  5,296   0.00%    0.65%  to   1.90%    5.03% to    6.38%
December 31, 2006       842    $ 6.98349 to  $12.09994 $  5,953   0.00%    0.65%  to   1.90%   -8.85% to   -7.69%

                                                 PROFUND VP SMALL-CAP GROWTH
                   -------------------------------------------------------------------------------------------
December 31, 2010     3,712    $10.80573 to  $18.88706 $ 54,220   0.00%    0.65%  to   3.05%   21.89% to   24.91%
December 31, 2009     3,213    $ 8.83752 to  $15.15895 $ 37,533   0.00%    0.65%  to   2.75%   22.70% to   25.73%
December 31, 2008     2,498    $ 7.20263 to  $12.12382 $ 23,413   0.00%    0.65%  to   2.75%  -35.85% to  -34.46%
December 31, 2007     2,403    $11.22750 to  $18.54517 $ 36,925   0.00%    0.65%  to   2.75%    1.18% to    3.38%
December 31, 2006     5,415    $11.09652 to  $17.98465 $ 79,247   0.00%    0.65%  to   2.75%    5.67% to    7.95%

                                                   PROFUND VP SHORT MID-CAP
                   -------------------------------------------------------------------------------------------
December 31, 2010       374    $ 4.62566 to  $ 4.99814 $  1,769   0.00%    0.65%  to   1.90%  -27.25% to  -26.33%
December 31, 2009       519    $ 6.35873 to  $ 6.78413 $  3,363   0.24%    0.65%  to   1.90%  -36.62% to  -35.81%
December 31, 2008       332    $10.03297 to  $10.56935 $  3,403   2.18%    0.65%  to   1.90%   29.33% to   30.97%
December 31, 2007       183    $ 7.75791 to  $ 8.06997 $  1,437   5.33%    0.65%  to   1.90%   -4.71% to   -3.49%
December 31, 2006       617    $ 8.14103 to  $ 8.36143 $  5,104   0.68%    0.65%  to   1.90%   -5.46% to   -4.26%

                                                 PROFUND VP SHORT NASDAQ-100
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,019    $ 2.91573 to  $ 5.48258 $  6,671   0.00%    0.65%  to   2.50%  -23.16% to  -21.70%
December 31, 2009     2,233    $ 3.79052 to  $ 7.10204 $  9,506   0.56%    0.65%  to   2.50%  -42.15% to  -28.89%
December 31, 2008     1,617    $ 6.54522 to  $10.15367 $ 11,639   3.95%    0.65%  to   2.50%   44.46% to   47.20%
December 31, 2007     2,314    $ 4.52611 to  $ 6.96446 $ 11,446   6.82%    0.65%  to   2.50%  -13.78% to  -12.13%
December 31, 2006     4,161    $ 5.24385 to  $ 8.00285 $ 23,704   0.86%    0.65%  to   2.50%   -3.83% to   -2.01%

                                                  PROFUND VP SHORT SMALL-CAP
                   -------------------------------------------------------------------------------------------
December 31, 2010       841    $ 4.53713 to  $ 4.90256 $  3,928   0.00%    0.65%  to   1.90%  -30.30% to  -29.41%
December 31, 2009     1,098    $ 6.50915 to  $ 6.94472 $  7,385   0.21%    0.65%  to   1.90%  -33.66% to  -32.81%
December 31, 2008       495    $ 9.81160 to  $10.33629 $  4,953   5.17%    0.65%  to   1.90%   21.73% to   23.27%
December 31, 2007     1,563    $ 8.06040 to  $ 8.38481 $ 12,742   3.07%    0.65%  to   1.90%    2.54% to    3.85%
December 31, 2006     1,564    $ 7.86107 to  $ 8.07403 $ 12,448   0.90%    0.65%  to   1.90%  -13.46% to  -12.36%

                                                  PROFUND VP SMALL-CAP VALUE
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,787    $ 9.96215 to  $17.65318 $ 22,663   0.19%    0.65%  to   3.05%   18.38% to   21.31%
December 31, 2009     1,491    $ 8.38937 to  $14.58909 $ 15,703   0.43%    0.65%  to   3.05%   17.09% to   24.57%
December 31, 2008     1,883    $ 7.16486 to  $12.22696 $ 16,517   0.00%    0.65%  to   2.75%  -32.59% to  -31.13%
December 31, 2007     2,208    $10.62939 to  $17.79955 $ 30,154   0.00%    0.65%  to   2.75%   -9.79% to   -7.83%
December 31, 2006     6,878    $11.78269 to  $19.36027 $100,515   0.00%    0.65%  to   2.75%   14.21% to   16.67%

                                                    PROFUND VP TECHNOLOGY
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,440    $ 5.58758 to  $14.89923 $ 10,700   0.00%    0.65%  to   1.90%    8.63% to   10.01%
December 31, 2009     2,843    $ 5.11764 to  $13.66005 $ 19,609   0.00%    0.65%  to   1.90%   58.36% to   60.38%
December 31, 2008       994    $ 3.21528 to  $ 8.59101 $  3,966   0.00%    0.65%  to   1.90%  -45.41% to  -44.72%
December 31, 2007     3,423    $ 5.86031 to  $16.16945 $ 27,215   0.00%    0.65%  to   1.90%   12.23% to   13.66%
December 31, 2006     2,301    $ 5.19529 to  $14.26170 $ 14,524   0.00%    0.65%  to   1.90%    6.02% to    7.37%

                                      A86

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                PROFUND VP TELECOMMUNICATIONS
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,767    $ 5.08947 to  $12.69183 $ 14,077   3.29%    0.65%  to   3.05%   12.16% to   14.93%
December 31, 2009     1,333    $ 4.46180 to  $11.14929 $  9,185   5.28%    0.65%  to   3.05%    4.37% to    9.32%
December 31, 2008     2,329    $ 4.21647 to  $10.55780 $ 13,153   5.78%    0.65%  to   2.50%  -36.06% to  -34.85%
December 31, 2007     3,378    $ 6.52098 to  $16.36117 $ 35,538   0.73%    0.65%  to   2.75%    5.40% to    7.69%
December 31, 2006     5,123    $ 6.10191 to  $15.34089 $ 44,101   0.69%    0.65%  to   2.50%   30.94% to   33.41%

                                                   PROFUND VP ULTRAMID-CAP
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,834    $12.10861 to  $23.50605 $ 38,606   0.00%    0.65%  to   2.50%   45.94% to   48.70%
December 31, 2009     3,144    $ 8.22543 to  $16.03277 $ 29,691   0.07%    0.65%  to   2.50%   60.90% to   64.71%
December 31, 2008     4,156    $ 5.04475 to  $ 9.13338 $ 22,755   1.09%    0.65%  to   2.50%  -68.29% to  -67.69%
December 31, 2007     3,252    $15.77244 to  $28.33786 $ 64,812   0.27%    0.65%  to   2.50%    3.30% to    5.28%
December 31, 2006     4,460    $15.13524 to  $26.98605 $ 78,717   0.00%    0.65%  to   2.50%    7.88% to    9.92%

                                                  PROFUND VP ULTRANASDAQ-100
                   -------------------------------------------------------------------------------------------
December 31, 2010    17,474    $ 0.84364 to  $19.64633 $ 29,713   0.00%    0.65%  to   1.90%   32.65% to   34.34%
December 31, 2009    22,194    $ 0.63185 to  $14.66108 $ 28,050   0.00%    0.65%  to   1.90%  115.18% to  117.93%
December 31, 2008    26,435    $ 0.29163 to  $ 6.74463 $ 18,670   0.00%    0.65%  to   1.90%  -73.27% to  -72.92%
December 31, 2007    39,702    $ 1.08370 to  $24.97224 $ 94,290   0.00%    0.65%  to   1.90%   26.03% to   27.64%
December 31, 2006    40,480    $ 0.85424 to  $19.61369 $ 64,705   0.00%    0.65%  to   1.90%    2.89% to    4.19%

                                                  PROFUND VP ULTRASMALL-CAP
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,784    $ 8.49027 to  $18.57003 $ 17,476   0.00%    0.65%  to   1.90%   45.62% to   47.48%
December 31, 2009     1,693    $ 5.80079 to  $12.62369 $ 11,107   0.13%    0.65%  to   1.90%   37.51% to   39.27%
December 31, 2008     3,980    $ 4.19697 to  $ 9.08724 $ 19,692   1.40%    0.65%  to   1.90%  -66.83% to  -66.41%
December 31, 2007     1,630    $12.58880 to  $27.11850 $ 22,492   1.00%    0.65%  to   1.90%  -14.84% to  -13.75%
December 31, 2006     3,418    $14.70667 to  $31.51979 $ 56,994   0.03%    0.65%  to   1.90%   23.61% to   25.19%

                                                     PROFUND VP UTILITIES
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,039    $10.14721 to  $18.42886 $ 25,613   2.48%    0.65%  to   3.05%    2.72% to    5.26%
December 31, 2009     2,236    $ 9.71332 to  $17.55192 $ 26,844   4.33%    0.65%  to   3.05%    7.69% to   19.76%
December 31, 2008     3,027    $ 8.89627 to  $15.99426 $ 32,251   1.91%    0.65%  to   2.50%  -32.43% to  -31.15%
December 31, 2007    10,701    $13.01933 to  $23.28866 $183,429   1.08%    0.65%  to   2.75%   12.60% to   15.04%
December 31, 2006     7,381    $11.40328 to  $20.29430 $103,910   1.78%    0.65%  to   2.50%   16.25% to   18.45%

                                                 PROFUND VP LARGE-CAP GROWTH
                   -------------------------------------------------------------------------------------------
December 31, 2010     3,155    $ 9.61183 to  $14.25876 $ 33,212   0.07%    0.65%  to   2.75%   10.07% to   12.45%
December 31, 2009     4,505    $ 8.73218 to  $12.73159 $ 42,362   0.00%    0.65%  to   2.75%   25.25% to   28.89%
December 31, 2008     3,080    $ 7.11080 to  $ 7.68284 $ 22,796   0.00%    0.65%  to   2.50%  -37.13% to  -35.94%
December 31, 2007     6,418    $11.31071 to  $11.99261 $ 74,681   0.00%    0.65%  to   2.50%    4.27% to    6.26%
December 31, 2006     6,836    $10.84734 to  $11.28595 $ 75,650   0.00%    0.65%  to   2.50%    6.34% to    8.35%

                                                  PROFUND VP LARGE-CAP VALUE
                   -------------------------------------------------------------------------------------------
December 31, 2010     3,322    $ 8.48241 to  $14.28505 $ 30,816   1.18%    0.65%  to   3.05%    9.45% to   12.16%
December 31, 2009     3,399    $ 7.72597 to  $12.70102 $ 28,211   2.43%    0.65%  to   3.05%   16.18% to   26.58%
December 31, 2008     4,442    $ 6.82238 to  $ 7.37137 $ 31,631   2.09%    0.65%  to   2.50%  -41.95% to  -40.85%
December 31, 2007     5,754    $11.48634 to  $12.46217 $ 69,711   0.50%    0.65%  to   2.75%   -2.62% to   -0.51%
December 31, 2006    12,386    $11.79581 to  $12.52595 $152,132   0.17%    0.65%  to   2.75%   15.41% to   17.90%

                                                      RYDEX VT NOVA FUND
                   -------------------------------------------------------------------------------------------
December 31, 2010       326    $ 5.37110 to  $12.43119 $  1,760   0.20%    0.11%  to   1.65%   17.99% to   19.18%
December 31, 2009       418    $ 4.54061 to  $10.53588 $  1,906   0.92%    0.65%  to   1.65%   33.27% to   34.63%
December 31, 2008       525    $ 3.39843 to  $ 7.90563 $  1,791   0.33%    0.65%  to   1.65%  -55.23% to  -54.77%
December 31, 2007       670    $ 7.57123 to  $17.65749 $  5,109   1.17%    0.65%  to   1.65%   -0.55% to    0.47%
December 31, 2006       950    $ 7.59388 to  $17.75553 $  7,255   1.18%    0.65%  to   1.65%   17.31% to   18.50%

                                                     RYDEX VT NASDAQ-100
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,398    $ 5.13325 to  $17.17328 $ 10,507   0.00%    0.65%  to   1.65%   16.53% to   17.71%
December 31, 2009     1,752    $ 4.38717 to  $14.73705 $ 11,271   0.00%    0.65%  to   1.65%   49.49% to   51.01%
December 31, 2008     2,078    $ 2.92280 to  $ 9.85794 $  8,918   0.15%    0.65%  to   1.65%  -42.87% to  -42.29%
December 31, 2007     2,687    $ 5.09569 to  $17.25647 $ 20,181   0.07%    0.65%  to   1.65%   15.87% to   17.05%
December 31, 2006     3,717    $ 4.37993 to  $14.89301 $ 24,011   0.00%    0.65%  to   1.65%    4.03% to    5.09%

                                      A87

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                              RYDEX VT INVERSE S&P 500 STRATEGY
                   -------------------------------------------------------------------------------------------
December 31, 2010        22    $ 4.71817 to  $ 7.19150 $    149   0.00%    1.00%  to   1.65%  -18.33% to  -17.79%
December 31, 2009        24    $ 5.77719 to  $ 8.74769 $    202   0.00%    1.00%  to   1.65%  -28.75% to  -28.27%
December 31, 2008        35    $ 8.10781 to  $12.19613 $    414   0.59%    1.00%  to   1.65%   36.95% to   37.85%
December 31, 2007        56    $ 8.54195 to  $ 8.84708 $    480   4.26%    1.00%  to   1.40%   -0.59% to   -0.18%
December 31, 2006        86    $ 5.97071 to  $ 8.86347 $    736   6.26%    1.00%  to   1.65%   -9.03% to   -8.43%

                                                  INVESCO V.I. DYNAMICS FUND
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,006    $ 8.52661 to  $18.64783 $ 24,582   0.00%    0.65%  to   3.05%   20.05% to   23.02%
December 31, 2009     2,469    $ 6.97322 to  $15.19661 $ 24,433   0.00%    0.65%  to   3.05%   30.15% to   41.52%
December 31, 2008     2,560    $ 4.95742 to  $10.76542 $ 17,328   0.00%    0.65%  to   2.75%  -49.51% to  -48.42%
December 31, 2007     4,321    $ 9.66892 to  $20.92249 $ 61,007   0.00%    0.65%  to   2.75%    9.08% to   11.45%
December 31, 2006     5,239    $ 8.72831 to  $18.82001 $ 66,084   0.00%    0.65%  to   2.75%   12.93% to   15.36%

                                             INVESCO V.I. FINANCIAL SERVICES FUND
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,884    $ 4.78106 to  $15.12164 $ 18,789   0.10%    0.65%  to   3.05%    6.95% to    9.60%
December 31, 2009     3,327    $ 4.45647 to  $13.99437 $ 20,104   3.70%    0.65%  to   3.05%   23.92% to   39.95%
December 31, 2008     2,370    $ 3.61742 to  $ 5.65022 $ 11,756   2.27%    0.65%  to   2.60%  -60.50% to  -59.71%
December 31, 2007     3,135    $ 9.11943 to  $14.02284 $ 39,355   1.50%    0.65%  to   2.75%  -24.37% to  -22.72%
December 31, 2006     4,623    $12.14731 to  $18.14659 $ 75,553   1.59%    0.65%  to   2.50%   13.54% to   15.69%

                                             INVESCO V.I. GLOBAL HEALTH CARE FUND
                   -------------------------------------------------------------------------------------------
December 31, 2010     2,704    $10.93718 to  $15.30048 $ 36,405   0.00%    0.65%  to   3.05%    2.08% to    4.61%
December 31, 2009     3,695    $10.61747 to  $14.62641 $ 47,164   0.37%    0.65%  to   3.05%   24.17% to   28.18%
December 31, 2008     3,967    $ 8.60158 to  $11.53093 $ 41,085   0.00%    0.65%  to   2.60%  -30.48% to  -29.08%
December 31, 2007     6,151    $12.88139 to  $16.25993 $ 90,893   0.00%    0.65%  to   2.50%    9.04% to   11.12%
December 31, 2006     7,589    $11.41050 to  $14.63226 $102,317   0.00%    0.65%  to   2.50%    2.61% to    4.55%

                                                 INVESCO V.I. TECHNOLOGY FUND
                   -------------------------------------------------------------------------------------------
December 31, 2010     5,380    $ 3.96587 to  $15.73766 $ 36,193   0.00%    0.65%  to   1.90%   19.00% to   20.52%
December 31, 2009     5,998    $ 3.31069 to  $13.61352 $ 33,198   0.00%    0.65%  to   1.90%   54.41% to   56.37%
December 31, 2008     6,278    $ 2.12999 to  $ 8.78071 $ 21,443   0.00%    0.65%  to   1.90%  -45.56% to  -37.36%
December 31, 2007     8,248    $ 3.88682 to  $16.06382 $ 51,563   0.00%    0.65%  to   1.90%    5.65% to    7.00%
December 31, 2006    10,801    $ 3.65474 to  $15.14319 $ 62,386   0.00%    0.65%  to   1.90%    8.39% to    9.76%

                                     WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
                   -------------------------------------------------------------------------------------------
December 31, 2010     1,250    $11.51455 to  $24.41236 $ 30,449   1.76%    1.25%  to   2.25%   10.74% to   11.88%
December 31, 2009     1,524    $10.37402 to  $21.85441 $ 33,168   2.03%    1.40%  to   2.25%   12.86% to   13.84%
December 31, 2008     1,905    $ 9.16874 to  $19.19763 $ 36,415   2.38%    1.40%  to   2.25%  -30.71% to  -30.11%
December 31, 2007     2,721    $13.19876 to  $27.46722 $ 73,917   2.17%    1.40%  to   2.25%    5.16% to    6.08%
December 31, 2006     3,848    $12.51877 to  $25.89275 $ 98,746   2.26%    1.40%  to   2.25%    9.62% to   10.57%

                                WELLS FARGO ADVANTAGE VT EQUITY INCOME (EXPIRED JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $ 7.80974 to  $15.84066 $     --   0.87%    0.65%  to   3.05%   -4.65% to   -3.39%
December 31, 2009     1,142    $ 8.21791 to  $16.39597 $ 11,644   2.01%    0.65%  to   3.05%   13.77% to   21.81%
December 31, 2008     1,218    $ 7.83897 to  $14.12189 $ 10,691   1.81%    0.65%  to   2.50%  -38.08% to  -36.91%
December 31, 2007     2,029    $12.51883 to  $22.38205 $ 28,699   1.45%    0.65%  to   2.50%    0.25% to    2.16%
December 31, 2006     2,822    $11.65173 to  $21.90813 $ 38,998   1.58%    0.65%  to   2.75%   15.30% to   17.78%

                             WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE (EXPIRED JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $ 8.36322 to  $13.13174 $     --   0.79%    0.65%  to   2.25%   -4.44% to   -3.60%
December 31, 2009       755    $ 8.71148 to  $13.64132 $  6,658   1.65%    0.65%  to   2.25%   26.00% to   28.06%
December 31, 2008       855    $ 6.85444 to  $10.19400 $  5,921   1.48%    0.65%  to   2.25%  -36.48% to  -35.44%
December 31, 2007     1,163    $10.69777 to  $15.95050 $ 12,737   1.02%    0.65%  to   2.25%   -3.41% to   -1.82%
December 31, 2006     1,592    $10.97931 to  $16.41205 $ 17,808   1.45%    0.65%  to   2.75%   18.77% to   21.33%

                             WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE (EXPIRED JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2010        --    $ 8.61246 to  $14.50243 $     --   1.17%    1.40%  to   2.00%   -9.78% to   -9.49%
December 31, 2009       537    $ 9.54650 to  $16.02224 $  8,594   1.96%    1.40%  to   2.00%   34.27% to   35.09%
December 31, 2008       665    $ 7.11004 to  $11.86034 $  7,885   1.17%    1.40%  to   2.00%  -40.69% to  -40.33%
December 31, 2007       823    $11.98836 to  $19.87608 $ 16,323   0.00%    1.40%  to   2.00%    0.25% to    0.87%
December 31, 2006     1,079    $11.95836 to  $19.70500 $ 21,202   0.65%    1.40%  to   2.00%   13.34% to   14.03%

                                      A88

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                             WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 2
                   ---------------------------------------------------------------------------------------------
December 31, 2010        111   $ 7.88580 to  $13.56214 $      883    0.63%   1.40%  to   2.15%   12.48% to   13.34%
December 31, 2009        126   $ 6.95768 to  $11.99634 $      887    2.95%   1.40%  to   2.15%   10.23% to   11.08%
December 31, 2008        154   $ 6.26371 to  $10.82731 $      971    1.97%   1.40%  to   2.15%  -44.62% to  -44.20%
December 31, 2007        228   $11.22464 to  $19.45215 $    2,740    0.01%   1.25%  to   2.15%   10.22% to   11.24%
December 31, 2006        240   $10.10604 to  $17.55826 $    2,666    1.60%   1.25%  to   2.15%   18.22% to   19.30%

                             WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH (EXPIRED JULY 16, 2010)
                   ---------------------------------------------------------------------------------------------
December 31, 2010         --   $ 7.03563 to  $ 9.93539 $       --    0.79%   1.40%  to   2.00%  -10.37% to  -10.08%
December 31, 2009        456   $ 7.82403 to  $11.06390 $    3,625    0.38%   1.40%  to   2.00%   40.51% to   41.37%
December 31, 2008        542   $ 5.53448 to  $ 7.84603 $    3,063    0.26%   1.40%  to   2.00%  -40.21% to  -39.85%
December 31, 2007        892   $ 9.20072 to  $13.07668 $    8,644    0.00%   1.40%  to   2.00%    5.45% to    6.10%
December 31, 2006      1,164   $ 8.67196 to  $12.35658 $   10,629    0.00%   1.40%  to   2.00%    0.31% to    0.92%

                                 WELLS FARGO ADVANTAGE VT MONEY MARKET (EXPIRED APRIL 30, 2010)
                   ---------------------------------------------------------------------------------------------
December 31, 2010         --   $10.26432 to  $13.41550 $       --    0.01%   1.40%  to   1.65%   -0.54% to   -0.46%
December 31, 2009      1,172   $10.32006 to  $13.47701 $   15,777    0.12%   1.40%  to   1.65%   -1.54% to   -1.29%
December 31, 2008      1,601   $10.48191 to  $13.65378 $   21,704    2.29%   1.40%  to   1.65%    0.59% to    0.85%
December 31, 2007      1,804   $10.28542 to  $13.53923 $   24,426    4.57%   1.40%  to   1.90%    2.67% to    3.20%
December 31, 2006      1,927   $10.00952 to  $13.11955 $   25,268    4.25%   1.40%  to   2.40%    1.84% to    2.88%

                               WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 2
                   ---------------------------------------------------------------------------------------------
December 31, 2010        162   $13.90329 to  $23.21580 $    2,273    0.00%   1.40%  to   1.90%   24.37% to   25.00%
December 31, 2009        201   $11.12275 to  $18.61993 $    2,251    0.00%   1.40%  to   1.90%   49.74% to   50.51%
December 31, 2008        228   $ 7.39012 to  $12.40296 $    1,700    0.00%   1.40%  to   1.90%  -42.54% to  -42.24%
December 31, 2007        337   $12.79553 to  $21.52963 $    4,545    0.00%   1.40%  to   1.90%   11.64% to   12.21%
December 31, 2006        442   $11.40341 to  $19.23621 $    5,303    0.00%   1.40%  to   1.90%   20.43% to   21.04%

                                           WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND
                   ---------------------------------------------------------------------------------------------
December 31, 2010        361   $12.35312 to  $16.92992 $    6,105    3.39%   1.40%  to   2.25%    4.62% to    5.53%
December 31, 2009        437   $11.80780 to  $16.04293 $    6,989    4.57%   1.40%  to   2.25%    9.49% to   10.44%
December 31, 2008        565   $10.78418 to  $14.52591 $    8,185    4.78%   1.40%  to   2.25%    0.07% to    0.94%
December 31, 2007        726   $10.77628 to  $14.39016 $   10,375    4.59%   1.40%  to   2.25%    3.76% to    4.67%
December 31, 2006      1,003   $10.38538 to  $13.74805 $   13,714    4.27%   1.40%  to   2.25%    1.40% to    2.28%

                              AST FIRST TRUST BALANCED TARGET PORTFOLIO (AVAILABLE MARCH 20, 2006)
                   ---------------------------------------------------------------------------------------------
December 31, 2010    167,521   $ 9.33203 to  $14.01210 $1,674,836    1.62%   0.65%  to   3.05%   10.88% to   13.62%
December 31, 2009    148,290   $ 8.41215 to  $12.38228 $1,315,842    3.73%   0.65%  to   3.05%   20.14% to   23.66%
December 31, 2008     76,075   $ 7.00219 to  $ 7.48653 $  546,916    2.31%   0.65%  to   3.00%  -36.46% to  -26.81%
December 31, 2007    102,271   $11.01941 to  $11.50219 $1,144,841    0.50%   0.65%  to   3.00%    5.28% to    7.85%
December 31, 2006     43,588   $10.48756 to  $10.66517 $  459,438    0.00%   0.65%  to   2.75%    4.90% to    6.66%

                        AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (AVAILABLE MARCH 20, 2006)
                   ---------------------------------------------------------------------------------------------
December 31, 2010    259,219   $ 9.04913 to  $14.41610 $2,535,432    0.95%   0.65%  to   3.05%   15.39% to   18.25%
December 31, 2009    227,307   $ 7.82586 to  $12.24100 $1,893,633    2.14%   0.65%  to   3.05%   20.93% to   25.16%
December 31, 2008     93,603   $ 6.39444 to  $ 6.88895 $  618,387    1.26%   0.65%  to   3.00%  -42.49% to  -35.86%
December 31, 2007    122,279   $11.20422 to  $11.69500 $1,390,643    0.30%   0.65%  to   3.00%    8.06% to   10.69%
December 31, 2006     47,802   $10.38961 to  $10.56558 $  498,977    0.00%   0.65%  to   2.75%    3.92% to    5.66%

                                  AST ADVANCED STRATEGIES PORTFOLIO (AVAILABLE MARCH 20, 2006)
                   ---------------------------------------------------------------------------------------------
December 31, 2010    171,067   $ 9.92738 to  $14.06363 $1,876,266    1.09%   0.65%  to   3.05%   10.24% to   12.97%
December 31, 2009    151,015   $ 8.98668 to  $12.49970 $1,479,256    2.84%   0.65%  to   3.05%   22.42% to   25.38%
December 31, 2008     91,625   $ 7.32986 to  $ 8.15235 $  717,306    1.95%   0.65%  to   3.00%  -31.91% to  -26.68%
December 31, 2007    106,913   $11.19878 to  $11.68950 $1,216,236    0.48%   0.65%  to   3.00%    6.20% to    8.79%
December 31, 2006     50,596   $10.55304 to  $10.74480 $  537,413    0.00%   0.65%  to   2.90%    5.56% to    7.45%

                                      COLUMBIA HIGH YIELD FUND, VS (AVAILABLE MAY 1, 2006)
                   ---------------------------------------------------------------------------------------------
December 31, 2010         19   $12.73069 to  $12.73069 $      248    8.04%   1.00%  to   1.00%   10.84% to   10.84%
December 31, 2009         23   $11.48603 to  $11.48603 $      264   10.99%   1.00%  to   1.00%   42.71% to   42.71%
December 31, 2008         31   $ 8.04841 to  $ 8.04841 $      249   10.47%   1.00%  to   1.00%  -25.53% to  -25.53%
December 31, 2007         38   $10.80761 to  $10.80761 $      412    4.92%   1.00%  to   1.00%    0.82% to    0.82%
December 31, 2006         43   $10.71961 to  $10.71961 $      463    2.48%   1.00%  to   1.00%    7.01% to    7.01%

                                      A89

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2010     32,185   $11.69349 to  $13.18912 $  411,629   6.34%    0.65%  to   2.45%    8.10% to   10.09%
December 31, 2009     66,751   $10.81762 to  $11.99745 $  783,918   1.33%    0.65%  to   2.45%    8.38% to   10.58%
December 31, 2008    192,625   $10.68165 to  $10.91924 $2,067,379   0.00%    0.65%  to   2.25%    6.84% to    9.24%

                                      AST BOND PORTFOLIO 2015 (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2010     11,356   $10.77664 to  $12.15736 $  134,080   0.93%    1.00%  to   2.60%    6.54% to    8.29%
December 31, 2009     17,151   $10.90082 to  $11.30596 $  188,942   0.41%    1.00%  to   2.60%   -2.96% to   -1.37%
December 31, 2008     19,145   $11.22229 to  $11.65126 $  216,007   0.00%    1.00%  to   2.60%   12.25% to   16.06%

                                      AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2010      6,821   $11.87154 to  $12.44316 $   82,239   0.92%    1.00%  to   2.60%    8.30% to   10.07%
December 31, 2009     11,290   $10.95092 to  $11.46065 $  124,961   0.29%    1.00%  to   2.60%   -8.49% to   -6.99%
December 31, 2008     11,195   $11.95507 to  $12.49226 $  134,558   0.00%    1.00%  to   2.60%   19.58% to   24.18%

                                      AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2010      6,124   $10.26888 to  $12.31403 $   72,976   0.76%    1.00%  to   3.05%    7.97% to   10.25%
December 31, 2009      7,955   $10.82009 to  $11.32378 $   86,923   0.29%    1.00%  to   2.60%  -10.10% to   -8.62%
December 31, 2008      8,172   $12.02334 to  $12.56373 $   98,717   0.00%    1.00%  to   2.60%   20.26% to   24.63%

                                   AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2010      4,177   $ 9.34126 to  $16.68933 $   41,195   1.44%    0.65%  to   3.05%   16.54% to   19.42%
December 31, 2009      2,357   $ 7.99105 to  $14.03210 $   19,670   1.56%    0.65%  to   3.05%   31.38% to   42.32%
December 31, 2008        237   $ 6.08218 to  $ 6.14182 $    1,451   0.00%    0.65%  to   2.75%  -40.22% to  -39.64%

                           AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2010     19,650   $10.67821 to  $18.02538 $  221,083   0.35%    0.65%  to   3.05%   18.54% to   21.47%
December 31, 2009     12,030   $ 8.98003 to  $14.89875 $  111,878   0.29%    0.65%  to   3.05%   46.17% to   65.43%
December 31, 2008        435   $ 5.54542 to  $ 5.59970 $    2,424   0.00%    0.65%  to   2.75%  -45.10% to  -44.57%

                         FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 1, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2010    141,668   $ 8.94069 to  $14.08791 $1,338,437   2.38%    0.65%  to   3.05%    6.88% to    9.52%
December 31, 2009     97,787   $ 8.31798 to  $12.91478 $  848,658   4.88%    0.65%  to   3.05%   26.30% to   29.22%
December 31, 2008     16,970   $ 6.59289 to  $ 7.13081 $  112,595   4.20%    0.65%  to   2.85%  -34.58% to  -28.85%

                                      AST BOND PORTFOLIO 2016 (AVAILABLE JANUARY 2, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2010      4,241   $10.01804 to  $10.40895 $   42,972   0.00%    1.00%  to   3.05%   -2.59% to    9.47%
December 31, 2009      2,553   $ 9.30169 to  $ 9.61033 $   23,900   0.00%    1.00%  to   3.05%   -6.97% to   -3.30%

                                      AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2010      8,914   $ 9.44753 to  $10.11830 $   85,718   0.00%    1.00%  to   3.05%    8.43% to   10.73%
December 31, 2009        382   $ 8.71725 to  $ 8.83810 $    3,351   0.00%    1.25%  to   2.60%  -12.81% to  -11.61%

                              AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2010      1,498   $11.33555 to  $11.65322 $   17,245   0.03%    0.65%  to   3.05%   10.26% to   12.98%
December 31, 2009        108   $10.28868 to  $10.31407 $    1,114   0.00%    0.65%  to   2.50%    1.42% to    1.65%

                             AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2010        986   $11.08508 to  $11.39576 $   11,090   0.00%    0.65%  to   3.05%    7.92% to   10.59%
December 31, 2009        248   $10.27541 to  $10.30424 $    2,548   0.00%    0.65%  to   2.75%    1.91% to    2.18%

                                                    AST BOND PORTFOLIO 2017
                   ---------------------------------------------------------------------------------------------
December 31, 2010     15,542   $10.62584 to  $10.82309 $  166,786   0.00%    1.25%       3.05%    6.26% to    8.23%

                                                    AST BOND PORTFOLIO 2021
                   ---------------------------------------------------------------------------------------------
December 31, 2010     12,100   $10.86825 to  $11.09795 $  132,969   0.00%    1.00%       3.05%    8.68% to   10.98%

                     WELLS FARGO ADVANTAGE VT CORE EQUITY PORTFOLIO SHARE CLASS 2 (AVAILABLE JULY 16, 2010)
                   ---------------------------------------------------------------------------------------------
December 31, 2010        697   $11.83923 to  $11.87265 $    8,270   0.00%    1.40%       2.00%   22.28% to   22.62%

                   WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2 (AVAILABLE JULY 16, 2010)
                   ---------------------------------------------------------------------------------------------
December 31, 2010      1,675   $ 9.05206 to  $18.54172 $   18,922   0.00%    0.65%       3.05%   15.74% to   17.05%

                                      A90

                                 AT YEAR ENDED                                 FOR YEAR ENDED
                   ------------------------------------------     ---------------------------------------------
                      UNITS                                NET    INVESTMENT
                   OUTSTANDING          UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)         LOWEST TO HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST   LOWEST TO HIGHEST
                   -----------    ----------------------  ------- ---------- -----------------   ----------------
                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 2 (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010       290       $12.18704 to  $12.22148 $ 3,549   0.00%    1.40%        2.00%  25.73% to  26.08%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010       160       $11.78970 to  $11.81747 $ 1,896   0.00%    1.40%        1.90%  21.74% to  22.02%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010     1,861       $10.24241 to  $20.80208 $24,512   0.00%    0.65%        3.05%  25.29% to  26.70%

                   WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010     1,993       $12.18495 to  $12.30586 $24,425   0.00%    0.65%        2.75%  27.02% to  28.27%

                   WELLS FARGO ADVANTAGE VT CORE EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010       324       $14.41994 to  $14.68078 $ 4,757   0.00%    1.40%        1.65%  22.55% to  22.69%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010     2,222       $10.65393 to  $17.35923 $34,424   0.00%    0.65%        2.75%  20.29% to  21.48%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total retruns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.

NOTE 8: CONTRACT CHARGES/FEATURES

        Each Annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually or at the time that certain transactions are made.

        Insurance Charge--The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account.

                                      A91

        The following Insurance Charge levels apply to each Annuity product, as listed.

INSURANCE
CHARGE    ANNUITY PRODUCT NAME
--------- -------------------------------------------------------------------------------------------------
  0.65%   Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit SIX,
          Optimum, Optimum Plus
  1.00%   AS Impact, Defined Investments Annuity, Galaxy III
  1.15%   AS Cornerstone
  1.25%   ASAIA, ASVIA
  1.40%   PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex,
          Stagecoach Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit
          Stagecoach Extra Credit, Harvester XTra Credit, XTra Credit Premier
          XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable Annuity,
           Stagecoach VA+
          Emerald Choice, Imperium
  1.65%   Apex II, ASL II, ASL II Premier, Stagecoach APEX II, Optimum Four
  1.75%   Optimum Extra, Xtra Credit EIGHT
  2.25%   ASAIA w/ Guarantee

        Distribution Charge--The Distribution Charge is deducted by the Separate Account on four Prudential Annuities annuity contracts. The Distribution Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. The charge is deducted for the number of years indicated below and then no longer applies.

DISTRIBUTION
CHARGE       ANNUITY PRODUCT NAME                                       PERIOD DEDUCTED
------------ ---------------------------------------------------------- ------------------------
   0.60%     ASAP III, Stagecoach ASAP III, Optimum                     Annuity Years 1-8 only
   1.00%     XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus  Annuity Years 1-10 only

        Annual Maintenance Fee--An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

        Transfer Fees--Transfer Fees are charged at a rate of $10 for each transfer after the 20th in each Annuity Year, as set forth in the respective prospectuses.

        Contingent Deferred Sales Charges--Contingent Deferred Sales Charges may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

        Premium Taxes--Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

        Optional Benefit Charges--Prior to November 18, 2002, Prudential Annuities offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Effective as of November 18, 2002, Prudential Annuities offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Separate Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable). Annuity Owners who elect to purchase

                                      A92
        an optional benefit purchase units of the Separate Account that reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefit(s).

        Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will continue to have the applicable charge deducted in this manner. Currently, Prudential Annuities offers seven different optional benefits, as follows: Guaranteed Return Option Plus/SM/ II (GRO Plus II), Highest Daily Guaranteed Return Option II (HD GRO II), Highest Anniversary Value Death Benefit (HAV), Combination 5% Roll-Up and HAV Death Benefit (Combo 5%), Highest Daily Lifetime Six Plus (HD6 Plus), Spousal Highest Daily Lifetime Six Plus (SHD6 Plus), Highest Daily Lifetime Six Plus with Lifetime Income Accelerator (HD6 Plus with LIA). Currently, the charges for GRO Plus II and HD GRO II is 0.60% per year, HAV is 0.40% per year, and Combo 5% is 0.80% per year. The charges for HD6 Plus, SHD6 Plus, and HD6 Plus with LIA are based on the greater of the account value or the Protected Withdrawal Value.

        Prudential Annuities also offers sixteen different optional benefits that are no longer available for new sales, as follows: Guaranteed Return Option Plus/SM/ (GRO Plus), Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit (GMIB), Lifetime Five Income Benefit (LT5), Enhanced Beneficiary Protection Death Benefit
        (EBP), Highest Daily Value Death Benefit (HDV), Highest Daily Lifetime Seven (HD7), Highest Daily Lifetime Seven with Beneficiary Income Option (HD7 with BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (HD7 with LIA), Spousal Highest Daily Lifetime Seven
        (SHD7), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (SHD7 with BIO), Highest Daily Lifetime Seven Plus (HD7 Plus), Highest Daily Lifetime Seven Plus with Beneficiary Income Option (HD7 Plus with BIO), Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator (HD7 Plus with LIA), Spousal Highest Daily Lifetime Seven Plus (SHD7 Plus), and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option (SHD7 Plus with BIO).

        The charge for GRO Plus and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, and the charge for HDV is 0.5% per year, respectively, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. The charge for HD7, HD7 with BIO, HD7 with LIA, SHD7 and SHD7 with BIO is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis. The charge for HD7 Plus, HD7 Plus with BIO, HD7 Plus with LIA, SHD7 Plus and SHD7 Plus with BIO is the greater of the account value or the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis. Certain Prudential Annuities annuity contracts may not be eligible to elect all or any optional benefits.

NOTE 9: ACCUMULATION UNIT VALUES

        Accumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

                                      A93

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------------------
   0.65%     Choice, Choice 2000 - No Optional Benefits.
               This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 2 Sub-accounts).
   0.90%     Choice, Choice 2000 - One 0.25% Optional Benefit.
   1.00%     AS Impact, Defined Investments Annuity, Galaxy III - No Optional Benefits.
             Choice 2000 with GMWB, Choice 2000 with HD GRO,
             Choice 2000 with GRO Plus 2008
               This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 3 Sub-accounts).
   1.05%     Choice 2000 with HAV
   1.15%     Choice with HAV
               Choice 2000 - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
               AS Cornerstone - No Optional Benefits
   1.25%     ASAP III, Stagecoach ASAP III, Optimum - No Optional Benefits.
               AS Impact, Defined Investments Annuity, Galaxy III - One 0.25% Optional Benefit.
               Choice 2000 - with LT5; or with GMWB and either HAV or EBP.
               ASAIA, ASVIA, Choice 2000 with HD GRO and HAV,
             Choice 2000 with GRO Plus 2008 and HAV
             Choice 2000 with HD GRO
             Choice 2000 with GRO Plus 2008
             Choice 2000 with HD5
             Choice 2000 with EBP and HD GRO
             Choice 2000 with EBP and GRO Plus 2008
               This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 7 Sub-accounts).
   1.40%     PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach
               Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit,
               Harvester XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier,
               AS Protector, Stagecoach Variable Annuity, Stagecoach VA+ - No Optional Benefits.
               Choice - Three 0.25% Optional Benefits.
             Choice 2000 - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
               AS Cornerstone with EBP II or HAV
               This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 1 Sub-accounts).
   1.45%       Choice 2000 with GMDB Annual Step Up or 5% Roll Up with HAV
   1.50%     ASAP III, Stagecoach ASAP III, Optimum - One 0.25% Optional Benefit.
               AS Impact, Defined Investments Annuity - Two 0.25% Optional Benefits.
               Choice 2000 - with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or
               with LT5 and either HAV or EBP, AS Cornerstone with HD GRO,
             AS Cornerstone with HD GRO
             AS Cornerstone with GRO Plus 2008,
             AS Cornerstone with GMWB
             Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with HAV, EBP and HD GRO
             Choice 2000 with HD GRO and HAV
             Choice 2000 with GRO Plus 2008 and HAV
   1.55%     AS Cornerstone with HAV
   1.60%     ASAP III, Stagecoach ASAP III, Optimum - with GMWB, ASAP III with HD GRO
               ASAP III with GRO Plus 2008
             Optimum with HD GRO
             Optimum with GRO Plus 2008
   1.65%     Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
               Stagecoach XTra Credit SIX, Optimum Plus - No Optional Benefits.
               ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
               ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester
               XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
               Stagecoach Variable Annuity, Stagecoach VA+ - One 0.25% Optional Benefit.
               ASAP III with HAV
               Optimum with HAV

                                      A94

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------------------
             Choice 2000 with HD GRO and HAV
             Choice 2000 with GRO Plus 2008 and HAV
             AS Cornerstone with HDV
             AS Cornerstone with GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with EBP II and HAV
               This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 9 Sub-accounts).
   1.75%     XTra Credit EIGHT and Optimum XTra - No Optional Benefits
               ASAP III, Stagecoach ASAP III, Optimum - One 0.50% Optional Benefit; or Two 0.25%
               Optional Benefits.
               Defined Investments Annuity - Three 0.25% Optional Benefits.
               Choice 2000 - with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either
               Combo 5% or HDV
             AS Cornerstone with LT5 or HD5
             AS Cornerstone with HD GRO and EBP II
             AS Cornerstone with GRO Plus 2008 and EBP II
             AS Cornerstone with GMWB and EBP II
             AS Cornerstone with GMWB and HAV
             AS Cornerstone with HD GRO
             AS Cornerstone with GRO Plus 2008
             Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Choice 2000 with HD GRO and EBP and HAV
             Choice 2000 with GRO Plus 2008 and EBP and HAV
   1.85%     ASAP III, Stagecoach ASAP III, Optimum - with LT5; or with GMWB and either HAV or EBP.
             ASAP III with HD GRO and HAV, ASAP III with GRO Plus 2008 and HAV
             ASAP III with HD GRO
             ASAP III with GRO Plus 2008
             ASAP III with EBP and HD GRO or GRO Plus 2008
             ASAP III with HD5
             Optimum with HD GRO and HAV
             Optimum with GRO Plus 2008 and HAV
             Optimum with HD GRO
             Optimum with GRO Plus 2008
             Optimum with EBP and HD GRO or GRO Plus 2008
             Optimum with HD5
   1.90%     ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
               Stagecoach XTra Credit SIX, Optimum Plus - One 0.25% Optional Benefit.
               ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
               XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Two 0.25%
                Optional Benefits.
               AS Cornerstone with SLT5
   1.95%     AS Cornerstone with GMDB Annual Step Up or 5% Roll Up with HAV
   2.00%     ASAP III, Stagecoach ASAP III, Optimum - with Combo 5% and GRO Plus; or with Three 0.25%
               Optional Benefits.
               ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra
                Credit SIX,
               Optimum Plus - with GMWB.
             Choice 2000 - with LT5, HDV and EBP.
             ASL II with HD GRO, ASL II with GRO Plus 2008, XTra Credit SIX with HD GRO
             XTra Credit SIX with GRO Plus 2008, Apex II with HD GRO, Apex II with GRO Plus 2008
             Optimum Four with HD GRO
             Optimum Four with GRO Plus 2008
             Optimum Plus with HD GRO
             Optimum Plus with GRO Plus 2008
             XTra Credit EIGHT with EBP II or HAV
             Optimum XTra with EBP II or HAV
             AS Cornerstone with GMWB and HDV
             AS Cornerstone with GMWB and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up

                                      A95

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
             AS Cornerstone with LT5 and EBP II
             AS Cornerstone with HD5 and EBP II
             AS Cornerstone with HD GRO and EBP and HAV
             AS Cornerstone with HD GRO and HAV
             AS Cornerstone with GRO Plus 2008 and HAV
   2.05%     ASL II with HAV
             Apex II with HAV
             XTra Credit SIX with HAV
             Optimum Four with HAV
             Optimum Plus with HAV
             ASAP III with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HAV and EBP; or with GMWB and either
             Combo 5% or HDV; or with LT5 and either HAV or EBP.
             ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             ASAP III with HD GRO and HAV and EBP
             ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with HD GRO and HAV and EBP
             Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HD GRO, XTra Credit EIGHT with GRO Plus 2008
             XTra Credit EIGHT with GMWB
             Optimum XTra with HD GRO
             Optimum XTra with GRO Plus 2008
             Optimum XTra with GMWB
             ASAP III with HD GRO and HAV
             ASAP III with GRO Plus 2008 and HAV
             Optimum with HD GRO and HAV
             Optimum with GRO Plus 2008 and HAV
   2.15%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
               Optimum Plus - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
               ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
               XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Three 0.25% Optional
               Benefits.
             AS Cornerstone with HD GRO and HAV
             AS Cornerstone with GRO Plus 2008 and HAV
   2.25%     ASAP II - with HAV, EBP and GMWB.
               ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
               Stagecoach XTra Credit SIX, Optimum Plus - with LT5; or with GMWB and either HAV or EBP.
               ASAIA w/ Guarantee*,
             ASL II with HD GRO and HAV, ASL II with GRO Plus 2008 and HAV, XTra Credit SIX with HD
             GRO and HAV
             XTra Credit SIX with GRO Plus 2008 and HAV, Apex II with HD GRO and HAV, Apex II with GRO
             Plus 2008 and HAV
             AS Cornerstone with HD GRO and EBP and HAV
             AS Cornerstone with GRO Plus 2008 and EBP and HAV
             AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             ASAP III with HD GRO and HAV
             ASAP III with GRO Plus 2008 and HAV
             Optimum with HD GRO and HAV
             Optimum with GRO Plus 2008 and HAV
             ASL II with HD GRO
             ASL II with GRO Plus 2008
             XTra Credit SIX with HD GRO
             XTra Credit SIX with GRO Plus 2008
             Optimum Four with HD GRO
             Optimum Four with GRO Plus 2008

                                      A96

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
             Optimum Plus with HD GRO
             Optimum Plus with GRO Plus 2008
             Apex II with HD GRO
             Apex II with GRO Plus 2008
             Apex II with EBP and HD GRO or GRO Plus 2008
             ASL II with EBP and HD GRO or GRO Plus 2008
             XTra Credit SIX with EBP and HD GRO or GRO Plus 2008
             Optimum Four with EBP and HD GRO or GRO Plus 2008
             Optimum Plus with EBP and HD GRO or GRO Plus 2008
             XTra Credit EIGHT with HDV
             XTra Credit EIGHT with GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with EBP II and HAV
             Optimum XTra with HDV
             Optimum XTra with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with EBP II and HAV
             AS Cornerstone with LT5 and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with HD 5 and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with LT5 and HDV
             AS Cornerstone with HD5 and HDV
             AS Cornerstone with LT5 and EBP II and HAV
             AS Cornerstone with HD5 and EBP II and HAV
               *This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 8 Sub-accounts).
   2.35%     ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HDV and EBP; or with LT5, HAV and
             EBP; or with LT5 and either Combo 5% or HDV.
             XTra Credit EIGHT with HD GRO and HAV, XTra Credit EIGHT with GRO Plus 2008 and HAV
             ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up
             ASAP III with HD GRO and EBP and HAV
             ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             ASAP III with GRO Plus 2008 and EBP and HAV
             Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum with HD GRO and EBP and HAV
             Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum with GRO Plus 2008 and EBP and HAV
             XTra Credit EIGHT with HD GRO
             XTra Credit EIGHT with GRO Plus 2008
             XTra Credit EIGHT with LT5 or HD5
             XTra Credit EIGHT with HD GRO and EBP II
             XTra Credit EIGHT with GRO PLUS 2008 and EBP II
             XTra Credit EIGHT with GMWB and EBP II
             Optimum XTra with HD GRO and HAV
             Optimum XTra with GRO Plus 2008 and HAV
             Optimum XTra with HD GRO
             Optimum XTra with GRO Plus 2008
             Optimum XTra with LT5 or HD5
             Optimum XTra with HD GRO and EBP II
             Optimum XTra with GRO PLUS 2008 and EBP II
             Optimum XTra with GMWB and EBP II
   2.40%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
             Apex II with HDV and GRO Plus
             Apex II with HD GRO with DB
             ASL II with HDV and GRO Plus
             ASL II with HD GRO with DB
             XTra Credit SIX with HDV and GRO Plus
             XTra Credit SIX with HD GRO with DB
             Optimum Four with HDV and GRO Plus
             Optimum Four with HD GRO with DB
             Optimum Plus with HDV and GRO Plus
             Optimum Plus with HD GRO with DB

                                      A97

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
   2.45%     ASL II with GMDB Annual Step Up or 5% Roll Up with HAV
             Apex II with GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Four with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Plus with GMDB Annual Step Up or 5% Roll Up with HAV
   2.50%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or
             with LT5 and either HAV or EBP, ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             ASL II with HD GRO and EBP and HAV
             ASL II with GRO Plus 2008 and EBP and HAV
             XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit SIX with HD GRO and EBP and HAV
             XTra Credit SIX with GRO Plus 2008 and EBP and HAV
             Optimum Four with HD GRO and EBP and HAV
             Optimum Four with GRO Plus 2008 and EBP and HAV
             Optimum Plus with HD GRO and EBP and HAV
             Optimum Plus with GRO Plus 2008 and EBP and HAV
             Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Apex II with HD GRO and EBP and HAV
             Apex II with GRO Plus 2008 and EBP and HAV
             AS Cornerstone with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
             ASL II with HD GRO and HAV
             ASL II with GRO Plus 2008 and HAV
             XTra Credit SIX with HD GRO and HAV
             XTra Credit SIX with GRO Plus 2008 and HAV
             Optimum Four with HD GRO and HAV
             Optimum Four with GRO Plus 2008 and HAV
             Optimum Plus with HD GRO and HAV
             Optimum Plus with GRO Plus 2008 and HAV
             Apex II with HD GRO and HAV
             Apex II with GRO Plus 2008 and HAV
             XTra Credit EIGHT with SLT5
             Optimum Xtra with SLT5
   2.55%     AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             AS Cornerstone with and GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
   2.60%     ASAP III, Stagecoach ASAP III, Optimum - with LT5, HDV and EBP.
             XTra Credit EIGHT with GMWB and HDV
             XTra Credit EIGHT with LT5 and EBP II
             XTra Credit EIGHT with LT5 and HAV
             XTra Credit EIGHT with HDLT5 and EBP II
             XTra Credit EIGHT with HDLT5 and HAV
             XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HD GRO and EBP and HAV
             XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
             XTra Credit EIGHT with HD GRO and HAV
             XTra Credit EIGHT with GRO Plus 2008 and HAV
             XTra Credit EIGHT with EBP II and HAV
             Optimum XTra with GMWB and HDV
             Optimum XTra with LT5 and EBP II
             Optimum XTra with LT5 and HAV

                                      A98

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
             Optimum XTra with HDLT5 and EBP II
             Optimum XTra with HDLT5 and HAV
             Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with HD GRO and EBP and HAV
             Optimum XTra with GRO Plus 2008 and EBP and HAV
             Optimum XTra with HD GRO and HAV
             Optimum XTra with GRO Plus 2008 and HAV
             Optimum XTra with EBP II and HAV
   2.65%     AS Apex II, Advanced Series LifeVest II, Stagecoach APEX II, Stagecoach Xtra Credit Six,
               AS Xtra Credit Six.
             ASL II with HD GRO and HAV
             ASL II with GRO Plus 2008 and HAV
             XTra Credit SIX with HD GRO and HAV
             XTra Credit SIX with GRO Plus 2008 and HAV
             Apex II with HD GRO and HAV
             Apex II with GRO Plus 2008 and HAV
             Optimum Four with HD GRO and HAV
             Optimum Four with GRO Plus 2008 and HAV
             Optimum Plus with HD GRO and HAV
             Optimum Plus with GRO Plus 2008 and HAV
             ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
   2.75%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
             Combo 5% or HDV.
             ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up
             ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             ASL II with HD GRO and EBP and HAV
             ASL II with GRO Plus 2008 and EBP and HAV
             XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up
             XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             XTra Credit SIX with HD GRO and EBP and HAV
             XTra Credit SIX with GRO Plus 2008 and EBP and HAV
             Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum Four with HD GRO and EBP and HAV
             Optimum Four with GRO Plus 2008 and EBP and HAV
             Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum Plus with HD GRO and EBP and HAV
             Optimum Plus with GRO Plus 2008 and EBP and HAV
             Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Apex II with HD GRO and EBP and HAV
             Apex II with GRO Plus 2008 and EBP and HAV
   2.85%     XTra Credit EIGHT with LT5 and HDV
             XTra Credit EIGHT with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up
             XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             XTra Credit EIGHT with HD GRO and EBP and HAV
             XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
             Optimum XTra with LT5 and HDV
             Optimum XTra with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up

                                      A99

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
             Optimum XTra with HD GRO and EBP and HAV
             Optimum XTra with GRO Plus 2008 and EBP and HAV
   3.00%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - with LT5, HDV and EBP.
   3.05%     ASL II with GMDB Annual Step Up or 5% Roll Up and HD GRO
             ASL II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             Apex II with GMDB Annual Step Up or 5% Roll Up and HD GRO
             Apex II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and HD GRO
             XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             Optimum Four with GMDB Annual Step Up or 5% Roll Up and HD GRO
             Optimum Four with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             Optimum Plus with GMDB Annual Step Up or 5% Roll Up and HD GRO
             Optimum Plus with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
   3.10%     XTra Credit EIGHT with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
             XTra Credit EIGHT with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra T with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up

NOTE 10:OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

                                     A100

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Prudential Annuities Life Assurance Corporation Variable Account B and the Board of Directors of Prudential Annuities Life Assurance Corporation

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Prudential Annuities Life Assurance Corporation Variable Account B at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Annuities Life Assurance Corporation. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 18, 2011

                                     A101

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 10-K
                                 ANNUAL REPORT

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                    Years Ended December 31, 2010 and 2009

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                         Page
                                                                                                         ----
                                                                                                        Number
                                                                                                        ------

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Management's Annual Report on Internal Control Over Financial Reporting................................  F-2

Report of Independent Registered Public Accounting Firm................................................  F-3

Statements of Financial Position as of December 31, 2010 and 2009......................................  F-4

Statements of Operations and Comprehensive Income for the Years ended December 31, 2010, 2009 and 2008.  F-5

Statements of Stockholder's Equity for the Years ended December 31, 2010, 2009 and 2008................  F-6

Statements of Cash Flows for the Years ended December 31, 2010, 2009, and 2008.........................  F-7

Notes to Financial Statements..........................................................................  F-8

Management's Annual Report on Internal Control Over Financial Reporting

Management of Prudential Annuities Life Assurance Corporation (the "Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2010, of the Company's internal control over financial reporting, based on the framework established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2010.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.


March 15, 2011

                          HOLD FOR PWC OPINION LETTER

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Prudential Annuities Life Assurance Corporation:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Prudential Annuities Life Assurance Corporation (an indirect, wholly owned subsidiary of Prudential Financial, Inc.) at December 31, 2010 and December 31, 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

New York, New York
March 15, 2011

Prudential Annuities Life Assurance Corporation

Statements of Financial Position
December 31, 2010 and 2009 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                             2010            2009
                                                                                        --------------- ---------------
ASSETS
Fixed maturities available for sale,
 at fair value (amortized cost, 2010: $4,964,264 2009: $6,056,960)                      $     5,456,221 $     6,493,887
Trading account assets, at fair value                                                            79,605          79,892
Equity securities available for sale, at fair value (cost, 2010:$14,484 2009: $17,085)           17,587          18,612
Commercial mortgage and other loans                                                             431,432         373,080
Policy loans                                                                                     13,905          13,067
Short-term investments                                                                          228,383         705,846
Other long-term investments                                                                      75,476           2,995
                                                                                        --------------- ---------------
Total investments                                                                             6,302,609       7,687,379
                                                                                        --------------- ---------------
Cash and cash equivalents                                                                           487          71,548
Deferred policy acquisition costs                                                             1,540,028       1,411,571
Accrued investment income                                                                        62,392          77,004
Reinsurance recoverable                                                                         187,062          40,597
Income taxes receivable                                                                               -         230,427
Valuation of business acquired                                                                   32,497          52,596
Deferred sales inducements                                                                      796,507         801,876
Receivables from parent and affiliates                                                           51,221         119,300
Investment receivable on open trades                                                              8,435           7,984
Other assets                                                                                     10,355           7,056
Separate account assets                                                                      48,275,343      41,448,712
                                                                                        --------------- ---------------
TOTAL ASSETS                                                                            $    57,266,936 $    51,956,050
                                                                                        =============== ===============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                                         $     5,319,359 $     6,894,651
Future policy benefits and other policyholder liabilities                                       412,872         292,921
Payables to parent and affiliates                                                               127,502          76,439
Cash collateral for loaned securities                                                            87,210         263,617
Income Tax Payable                                                                              132,455               -
Short-term borrowing                                                                            205,054          54,585
Long-term borrowing                                                                             600,000         775,000
Other liabilities                                                                               198,757         242,216
Separate account liabilities                                                                 48,275,343      41,448,712
                                                                                        --------------- ---------------
TOTAL LIABILITIES                                                                       $    55,358,552 $    50,048,141
                                                                                        --------------- ---------------

Commitments and Contingent Liabilities (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, $100 par value; 25,000 shares, authorized, issued and outstanding         $         2,500 $         2,500
Additional paid-in capital                                                                      974,921         974,921
Retained earnings                                                                               749,751         798,170
Accumulated other comprehensive income (loss)                                                   181,212         132,318
                                                                                        --------------- ---------------
Total stockholder's equity                                                              $     1,908,384 $     1,907,909
                                                                                        --------------- ---------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                              $    57,266,936 $    51,956,050
                                                                                        =============== ===============

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Statements of Operations and Comprehensive Income
Years ended December 31, 2010, 2009, and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                  -------------- --------------- ---------------

                                                                       2010           2009            2008
                                                                  -------------- --------------- ---------------

REVENUES

Premiums                                                          $       29,477  $       13,431  $       20,391
Policy charges and fee income                                            741,190         392,753         632,440
Net investment income                                                    377,109         494,733         320,088
Asset administration fees and other income                               290,210         197,672         197,114
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities         (42,228)        (23,497)        (25,771)
  Other-than-temporary impairments on fixed maturity securities
   transferred to Other Comprehensive Income                              39,224          11,890               -
  Other realized investment gains (losses), net                          139,043          48,574          71,824
    Total realized investment gains (losses), net                        136,039          36,967          46,053
                                                                  -------------- --------------- ---------------
Total revenues                                                    $    1,574,025  $    1,135,556  $    1,216,086
                                                                  -------------- --------------- ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                                   40,911           4,414         329,295
Interest credited to policyholders' account balances                     371,798         409,057         279,744
Amortization of deferred policy acquisition costs                        202,568         319,806         228,836
General, administrative and other expenses                               413,466         370,162         397,477
                                                                  -------------- --------------- ---------------
Total benefits and expenses                                       $    1,028,743  $    1,103,439  $    1,235,352
                                                                  -------------- --------------- ---------------
                                                                  ----------------------------------------------
Income (loss) from operations before income taxes                 $      545,282  $       32,117  $     (19,266)
                                                                  -------------- --------------- ---------------

Income taxes:
  Current                                                               (28,619)       (239,796)               -
  Deferred                                                               152,320         188,355        (39,224)
                                                                  -------------- --------------- ---------------
Income tax (benefit) expense                                             123,701        (51,441)        (39,224)
                                                                  -------------- --------------- ---------------
                                                                  -------------- --------------- ---------------
NET INCOME                                                        $      421,581  $       83,558  $       19,958
                                                                  ============== =============== ===============

Change in net unrealized investment gains (losses), net of taxes          48,894         146,971         (8,483)

                                                                  -------------- --------------- ---------------
COMPREHENSIVE INCOME                                              $      470,475  $      230,529  $       11,475
                                                                  ============== =============== ===============

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Statements of Stockholder's Equity
Years ended December 31, 2010, 2009, and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                             ------- ---------- ----------- ------------- -------------
                                                                                             Accumulated
                                                                     Additional                 Other         Total
                                                             Common   Paid-in    Retained   Comprehensive Stockholder's
                                                             Stock    Capital    Earnings   Income (Loss)    Equity
                                                             ------- ---------- ----------- ------------- -------------

Balance, December 31, 2007                                    $2,500  $434,096   $  709,142    $  2,537     $1,148,275
Net income                                                         -         -       19,958           -         19,958
Distribution from/(to) parent                                      -   540,825            -           -        540,825
Other comprehensive income, net of taxes                           -         -            -     (8,483)        (8,483)
                                                             ------- ---------  -----------   ---------    -----------
Balance, December 31, 2008                                    $2,500  $974,921   $  729,100    $(5,946)     $1,700,575
                                                             ======= =========  ===========   =========    ===========
Net income                                                         -         -       83,558           -         83,558
Impact of adoption of new guidance for other-than-temporary
impairments of debt securities, net of taxes                       -         -        8,707     (8,707)              -
Distribution from/(to) parent                                      -         -     (23,195)           -       (23,195)
Other comprehensive income, net of taxes                           -         -            -     146,971        146,971
                                                             ------- ---------  -----------   ---------    -----------
Balance, December 31, 2009                                    $2,500  $974,921   $  798,170    $132,318     $1,907,909
                                                             ======= =========  ===========   =========    ===========
Net income                                                         -         -      421,581           -        421,581
Dividends to Parent                                                               (470,000)                  (470,000)
Other comprehensive income, net of taxes                           -         -            -      48,894         48,894
                                                             ------- ---------  -----------   ---------    -----------
Balance, December 31, 2010                                    $2,500  $974,921   $  749,751    $181,212     $1,908,384
                                                             ======= =========  ===========   =========    ===========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Statements of Cash Flows
Years ended December 31, 2010, 2009, and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                            ---------------- ---------------- -----------------
                                                                                  2010             2009             2008
                                                                            ---------------- ---------------- -----------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income                                                                      $    421,581     $     83,558     $      19,958
Adjustments to reconcile net income to net cash from operating activities:

  Policy charges and fee income                                                       91,816          171,087          (12,088)
  Realized investment (gains) losses, net                                          (136,039)         (36,967)          (46,055)
  Amortization and depreciation                                                     (16,328)         (12,874)            36,463
  Interest credited to policyholders' account balances                               231,522          333,043           237,392
  Change in:
    Future policy benefit reserves                                                   165,209            2,192           308,268
    Accrued investment income                                                         13,816           14,698          (78,671)
    Trading account assets                                                             1,425          (9,721)          (35,108)
    Net receivable (payable) to affiliates                                           109,411         (34,208)            12,914
    Deferred sales inducements                                                        17,273        (147,163)         (167,493)
    Deferred policy acquisition costs                                              (108,633)        (335,045)         (188,629)
    Income taxes payable (receivable)                                                336,553         (51,660)          (39,202)
    Reinsurance recoverable                                                        (229,099)        (117,214)          (99,274)
    Other, net                                                                      (41,695)        (117,216)            67,394
                                                                            ---------------- ---------------- -----------------
Cash Flows From (Used In) Operating Activities                                  $    856,812     $  (257,490)     $      15,869
                                                                            ---------------- ---------------- -----------------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
  Fixed maturities, available for sale                                          $  1,917,959     $  7,208,289     $   9,744,227
  Equity securities, available for sale                                                7,478           13,900                35
  Commercial mortgage and other loans                                                 14,018           57,393             7,249
  Trading account assets                                                               6,230            9,733                 -
  Policy loans                                                                           822               45             3,723
  Other long-term investments                                                            589              445                 -
  Short term investments                                                           5,097,995        5,566,265        15,500,254
Payments for the purchase/origination of:
  Fixed maturities, available for sale                                             (676,652)      (3,090,497)      (18,330,076)
  Equity securities, available for sale                                              (5,000)         (19,636)                 -
  Commercial mortgage and other loans                                               (72,504)         (61,445)         (340,523)
  Trading account assets                                                             (4,574)         (24,061)                 -
  Policy loans                                                                       (2,620)            (319)           (4,177)
  Other long-term investments                                                       (48,979)         (14,428)                 -
  Short-term investments                                                         (4,620,729)      (6,017,771)      (15,608,847)
Notes receivable from parent and affiliates, net                                      10,906                -                 -
Other, net                                                                             (663)                -                 -
                                                                            ---------------- ---------------- -----------------
Cash Flows From (Used in) Investing Activities                                  $  1,624,276     $  3,627,913     $ (9,028,135)
                                                                            ---------------- ---------------- -----------------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
  Capital contribution from/(Distribution to) Parent                            $  (470,000)     $   (23,195)     $     540,825
  Decrease in future fees payable to PAI, net                                              -            (749)          (11,422)
  Cash collateral for loaned securities                                            (176,407)          (5,843)           215,384
  Securities sold under agreement to repurchase                                        (602)              602                 -
  Proceeds from the issuance of debt (maturities longer than 90 days)                      -          600,000                 -
  Repayments of debt (maturities longer than 90 days)                              (175,000)          (4,547)         (500,453)
  Net increase (decrease) in short-term borrowing                                    150,469        (131,683)           (9,012)
  Drafts outstanding                                                                  16,158            4,017          (24,834)
  Policyholders' account balances
    Deposits                                                                       2,767,101        3,364,812        12,971,413
    Withdrawals                                                                  (4,663,868)      (7,128,838)       (4,143,783)
                                                                            ---------------- ---------------- -----------------
Cash Flows From (Used in) Financing Activities                                  $(2,552,149)     $(3,325,424)     $   9,038,118
                                                                            ---------------- ---------------- -----------------
  Net increase in cash and cash equivalents                                         (71,061)           44,999            25,852
  Cash and cash equivalents, beginning of period                                      71,548           26,549               697
                                                                            ---------------- ---------------- -----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $        487     $     71,548     $      26,549
                                                                            ================ ================ =================

SUPPLEMENTAL CASH FLOW INFORMATION
                                                                            ---------------- ---------------- -----------------
  Income taxes paid (received)                                                  $  (212,852)     $       (11)     $        (42)
                                                                            ---------------- ---------------- -----------------
  Interest paid                                                                 $     36,554     $     11,608     $      56,916
                                                                            ---------------- ---------------- -----------------

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Prudential Annuities Life Assurance Corporation (the "Company", "we", or "our"), formerly known as American Skandia Life Assurance Corporation, with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly-owned subsidiary of Prudential Annuities, Inc., ("PAI"), formerly known as American Skandia, Inc., which in turn is an indirect wholly-owned subsidiary of Prudential Financial. On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("Skandia"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement (the "Acquisition Agreement") with Prudential Financial whereby Prudential Financial would acquire the Company and certain of its affiliates (the "Acquisition") and would be authorized to use the American Skandia name through April, 2008. On May 1, 2003, the Acquisition was consummated. Thus, the Company is now an indirect wholly owned subsidiary of Prudential Financial. During 2007, the Company began the process of changing its name and names of various legal entities that include the "American Skandia" name, as required by the terms of the Acquisition. The Company's name was changed effective
January 1, 2008.

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, Prudential Annuities Distributors, Incorporated. ("PAD"), formerly known as American Skandia Marketing, Incorporated. The Company issued variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Beginning in March 2010, the Company ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in each of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (which are affiliates of the Company within the Prudential Annuities business unit of Prudential Financial). In general, the new product line offers the same optional living benefits and optional death benefits as offered by the Company's existing variable annuities. However, subject to applicable contractual provisions and administrative rules, the Company will continue to accept subsequent purchase payments on inforce contracts under existing annuity products.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

PAI intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. Generally, PAI is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2010 and 2009, PAI made no capital contributions to the Company. During 2008, PAI made capital contribution of $540.8 million to the Company.

Basis of presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential Financial affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

Investments and Investment-Related Liabilities

The Company's principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures, limited partnerships; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments as well as the impact of the Company's adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Trading account assets, at fair value, represents the equity securities held in support of a deferred compensation plan and investments. These instruments are carried at fair value. Realized and unrealized gains and losses on trading account assets are reported in "Asset administration fees and other income." Interest and dividend income from these investments are reported in "Net investment income."

Equity securities, available for sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, valuation of business acquired, and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)". The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized premiums or discounts and an allowance for losses.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company's actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or cost method is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other than temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available for sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (FASB) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its fair value to its amortized cost basis. This revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, the difference is recorded as an other-than-temporary impairment.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income
(loss)." Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivative financial instruments generally used by the Company include swaps, options, and futures and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, equity risks, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior and non-performance risk used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, and foreign currency, and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within "Other long-term investments" or as liabilities, within "Other liabilities," except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)


The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Gains and losses that were in "Accumulated other comprehensive income (loss)" pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is either separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net" or the Company may elect to classify the entire instrument as a trading account asset and report it within "Other trading account assets, at fair value." The Company has sold variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives contained in certain insurance product to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, money market instruments, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Valuation of business acquired

As a result of purchase accounting, the Company reports a financial asset representing the VOBA. VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General and administrative expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC costs include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, less benefits and maintenance expenses,. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreement with those affiliated entities, are also included. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)


Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders. "Separate account assets" are predominantly shares in Advanced Series Trust formerly known as American Skandia Trust co-managed by AST Investment Services, Incorporated ("ASISI") formerly known as American Skandia Investment Services, Incorporated and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contractholder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Company's results of operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset administration fees calculated on account assets are included in "Asset administration fees." Separate account liabilities primarily represent the contractholder's account balance in separate account assets.

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances."

Other assets and other liabilities

"Other assets" consist primarily of accruals for asset administration fees. "Other assets" also consist of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million. Due to the adoption of authoritative guidance on accounting for Goodwill and Other Intangible Assets, the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2010, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

"Other liabilities" consist primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan. Other liabilities may also include derivative instruments in a net liability position. Derivative instruments normally classified as other long term investments were reclassified as other liabilities at December 31, 2009 as they were in a net liability position.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10 to the financial statements.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

Contingent liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2010, and from 1.09% to 8.25% at December 31, 2009.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits that are treated as embedded derivatives from an accounting perspective. These contracts are discussed in further detail in Note 6.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset administration fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. In addition, the Company receives fees calculated on contractholder separate account balances invested in funds managed by companies other than ASISI. Asset administration fees are recognized as income when earned. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income.

Income taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to PAI

In a series of transactions with PAI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales were recorded as a liability and were being amortized over the remaining surrender charge period of the designated contracts using the interest method. As of December 31, 2009, the proceeds were fully amortized into income and the liability was extinguished.

Adoption of New accounting pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in
Note 3. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ending March 31, 2011. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 10 and Note 11. The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity ("VIE"). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. In February 2010, the FASB issued updated guidance which defers, except for disclosure requirements, the impact of this guidance for entities that (1) possess the attributes of an investment company, (2) do not require the reporting entity to fund losses, and (3) are not financing vehicles or entities that were formerly classified as qualified special purpose entities ("QSPE's"). The Company's adoption of this guidance effective January 1, 2010 did not have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company's adoption of this guidance effective January 1, 2010 did not have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments. This guidance allows companies to determine the fair value of such investments using net asset value ("NAV") if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. This guidance does not apply to the Company's investments in joint ventures and limited partnerships that are generally accounted for under the equity method or cost method. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company's adoption of this guidance effective December 31, 2009 did not have a material effect on the Company's financial position, results of operations, or financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in which a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company will adopt this guidance effective with the annual reporting period ended December 31, 2009. The Company is currently assessing the impact of this guidance on the Company's financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB's Accounting Standards Codification (TM) as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company adopted this guidance effective on January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $8.7 million, as of January 1, 2009. The disclosures required by this new guidance are provided in Note 3. See "Realized investment gains (losses)" above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and
(2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations. The disclosures required by this revised guidance are provided in Note 10.

In September 2008, the FASB Emerging Issues Task Force ("EITF") reached consensus on issuers' accounting for liabilities measured at fair value with a third-party credit enhancement. The consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. The Company's adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

In June 2008, the FASB EITF reached consensus on the following issues contained in authoritative guidance for derivative instruments and hedging activities for determining whether an instrument (or an embedded feature) is indexed to an entity's own stock: (1) how an entity should evaluate whether an instrument (or embedded feature) is indexed to the entity's own stock; (2) how the currency in which the strike price of an equity-linked financial instrument (or embedded equity-linked feature) is denominated affects the determination of whether the instrument is indexed to the entity's own stock; (3) how an issuer should account for equity-linked financial instruments issued to investors for purposes of establishing a market-based measure of the grant-date fair value of employee stock options. This guidance clarifies what instruments qualify as indexed to an entity's own stock and are thereby eligible for equity classification. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations.

In April 2008, the FASB revised the authoritative guidance for the determination of the useful life intangible assets. This new guidance amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets. This guidance is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for , and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations. The required disclosure is included in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company's adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually) to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations.

Future Adoption of New Accounting Pronouncements

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide additional information relating to fixed maturities and equity securities (excluding investments classified as trading) as of December 31:

                                                                                        2010
                                                             -----------------------------------------------------------
                                                                                                             Other-than-
                                                                            Gross      Gross                  temporary
                                                              Amortized   Unrealized Unrealized    Fair      impairments
                                                                Cost        Gains      Losses      Value     in AOCI (3)
                                                             ------------ ---------- ---------- ------------ -----------
                                                                                   (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $    187,394 $    5,911  $      -  $    193,305 $         -
Obligations of U.S. states and their political subdivisions        69,567      7,949         -        77,516           -
Foreign government bonds                                          122,152     14,361         -       136,513           -
Corporate securities                                            3,554,569    396,747       366     3,950,950       (235)
Asset-backed securities (1)                                       207,373     14,387     7,790       213,970    (12,200)
Commercial mortgage-backed securities                             455,972     34,597         -       490,569           -
Residential mortgage-backed securities (2)                        367,237     26,161         -       393,398        (76)
                                                             ------------ ----------  --------  ------------ -----------

Total fixed maturities, available for sale                   $  4,964,264 $  500,113  $  8,156  $  5,456,221 $  (12,511)
                                                             ============ ==========  ========  ============ ===========

Equity securities, available for sale                        $     14,484 $    3,150  $     47  $     17,587 $         -
                                                             ============ ==========  ========  ============ ===========

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings. Amount excludes $6.0 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                        2009
                                                             -----------------------------------------------------------
                                                                                                             Other-than-
                                                                            Gross      Gross                  temporary
                                                              Amortized   Unrealized Unrealized    Fair      impairments
                                                                Cost        Gains      Losses      Value     in AOCI (3)
                                                             ------------ ---------- ---------- ------------ -----------
                                                                                   (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $    271,796 $      647 $   9,964  $    262,479 $         -
Obligations of U.S. states and their political subdivisions        68,764      5,352         -        74,116           -
Foreign government bonds                                          124,134     10,866         -       135,000           -
Corporate securities                                            4,466,408    395,682     6,788     4,855,302       (236)
Asset-backed securities (1)                                       206,996     17,245    10,402       213,839    (14,452)
Commercial mortgage-backed securities                             541,409     15,102     7,929       548,582           -
Residential mortgage-backed securities (2)                        377,453     27,193        77       404,569        (88)
                                                             ------------ ---------- ---------  ------------ -----------

Total fixed maturities, available for sale                   $  6,056,960 $  472,087 $  35,160  $  6,493,887 $  (14,776)
                                                             ============ ========== =========  ============ ===========

Equity securities, available for sale                        $     17,085 $    1,997 $     470  $     18,612 $         -
                                                             ============ ========== =========  ============ ===========

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings. Amount excludes $6.2 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010 is shown below:

                                                  Available for sale
                                             -----------------------------
                                               Amortized
                                                 Cost         Fair value
                                             -------------- --------------
                                                    (in thousands)

     Due in one year or less                 $      208,441 $      213,806
     Due after one year through five years        2,435,880      2,684,523
     Due after five years through ten years         829,259        926,490
     Due after ten years                            460,102        533,465
     Commercial mortgage backed securities          455,972        490,569
     Residential mortgage-backed securities         367,237        393,398
     Asset-backed securities                        207,373        213,970
                                             -------------- --------------
     Total                                   $    4,964,264 $    5,456,221
                                             ============== ==============

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                                   2010          2009          2008
                                                                               ------------- ------------- ------------
                                                                                            (in thousands)
Fixed maturities, available for sale:
Proceeds from sales                                                            $   1,422,218 $   6,471,090 $  9,664,156
Proceeds from maturities/repayments                                                  497,378       710,653       68,993
Gross investment gains from sales, prepayments and maturities                        131,492       231,977       69,587
Gross investment losses from sales and maturities                                    (1,801)       (1,731)     (38,664)

Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities
 recognized in earnings (1)                                                    $     (3,004) $    (11,607) $   (25,771)
Writedowns for other-than-temporary impairment losses on equity securities                 -       (1,936)        (452)

(1) Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

   As discussed in Note 2, a portion of certain other-than-temporary impairment, ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)," ("OCI"). For these securities the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pretax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                                                                          Year Ended       Year Ended
                                                                                         December 31,     December 31,
Credit losses recognized in earnings on fixed maturity securities held by the                2010             2009
Company for which a portion of the OTTI loss was recognized in OCI                     ---------------- ----------------
                                                                                         (in thousands)   (in thousands)
Balance, beginning of period                                                             $     13,038     $          -
Credit losses remaining in retained earnings related to adoption of new authoritative
 guidance on January 1, 2009                                                                        -            6,397
Credit loss impairments previously recognized on securities which matured, paid
 down, prepaid or were sold during the period                                                  (1,027)          (3,227)
Credit loss impairments previously recognized on securities impaired to fair value
 during the period (1)                                                                              -                -
Credit loss impairment recognized in the current period on securities not previously
 impaired                                                                                           -            2,156
Additional credit loss impairments recognized in the current period on securities
 previously impaired                                                                            2,029            7,223
Increases due to the passage of time on previously recorded credit losses                         609              702
Accretion of credit loss impairments previously recognized due to an increase in cash
 flows expected to be collected                                                                  (501)            (213)
                                                                                         ------------     ------------

Balance, December 31, 2010                                                               $     14,148     $     13,038
                                                                                         ============     ============

(1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Trading Account Assets

The following table sets forth the composition of the Company's trading account assets as of the dates indicated:

                                         2010                  2009
                                 --------------------- ---------------------
                                 Amortized    Fair     Amortized    Fair
                                   Cost       Value      Cost       Value
                                 ---------- ---------- ---------- ----------
                                               (in thousands)
   Fixed maturities:
     Asset-backed securities         66,205     70,831     63,410     70,199
                                 ---------- ---------- ---------- ----------
   Total fixed maturities        $   66,205 $   70,831 $   63,410 $   70,199
   Equity securities                  8,132      8,774      9,603      9,693
                                 ---------- ---------- ---------- ----------
   Total trading account assets  $   74,337 $   79,605 $   73,013 $   79,892
                                 ========== ========== ========== ==========

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Asset administration fees and other income" were $1.6 million, $10.1 million and $5.4 million during year ended December 31, 2010, 2009 and 2008 respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

   Commercial mortgage and other loans

   The following table provides the breakdown of the gross carrying values of commercial mortgage and other loans by property type as of December 31:

                                                              2010                  2009
                                                      --------------------- ---------------------

                                                                    % of                  % of
                                                         Amount     Total      Amount     Total
                                                      ----------- --------- ----------- ---------
                                                                   ($ in thousands)
Commercial mortgage and other loans by property type
Office buildings                                          $49,248     11.3%     $51,167     13.6%
Retail stores                                              62,078     14.3%      64,528     17.1%
Apartment complexes                                       124,709     28.7%      98,732     26.3%
Industrial Buildings                                      142,003     32.7%     120,594     32.1%
Hospitality                                                 8,524      2.0%       8,614      2.3%
                                                      ----------- --------- ----------- ---------
  Total commercial mortgage loans                         386,562     89.0%     343,635     91.4%
Agricultural property loans                                47,850     11.0%      32,342      8.6%
                                                      ----------- --------- ----------- ---------
Total commercial mortgage and other loans                 434,412    100.0%     375,977    100.0%
Valuation allowance                                       (2,980)               (2,897)
                                                      -----------           -----------
Total net commercial mortgage and other loans            $431,432              $373,080
                                                      ===========           ===========

The commercial mortgage and other loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations California (22%), New York (20%), Ohio (11%), and New Hampshire (6%) at December 31, 2010.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                            2010        2009          2008
                                                        ------------ ----------- ----------
                                                                  (in thousands)
Allowance for losses, beginning of year                   $    2,897   $     218 $      168
    Addition to / (release of) allowance for losses               83       2,679         50
                                                        ------------ ----------- ----------
Allowance for losses, end of year                         $    2,980   $   2,897 $      218
                                                        ============ =========== ==========

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

                                                       Commercial Agricultural
                                                        Mortgage    Property
                                                         Loans       Loans      Total
                                                       ---------- ------------ --------
                                                                (in thousands)
Allowance for Credit Losses:
Ending Balance: individually evaluated for impairment   $    416    $     -    $    416
Ending Balance: collectively evaluated for impairment      2,410        154       2,564
                                                        --------    -------    --------
Total Ending Balance                                    $  2,826    $   154    $  2,980
Recorded Investment: (1)
Ending Balance: individually evaluated for impairment   $  3,782    $     -    $  3,782
Ending Balance: collectively evaluated for impairment    382,780     47,850     430,630
                                                        --------    -------    --------
Total Ending Balance                                    $386,562    $47,850    $434,412
                                                        ========    =======    ========

(1) Recorded investment reflects the balance sheet carrying value gross of related allowance

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, 2010 had a recorded investment of $3.8 million and a related allowance of $0.4 million, all related to the hospitality property type.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS (continued)

The following tables set forth the credit quality indicators as of December 31, 2010 based upon the recorded investment gross allowance for credit losses:

Commercial mortgage loans

                                                               Debt Service Coverage Ratio
                                               ------------------------------------------------------------
                                                Greater  1.8X to 1.5X to 1.2X to 1.0X to Less than  Grand
                                               than 2.0X  2.0X    <1.8X   <1.5X   <1.2X    1.0X     Total
                                               --------- ------- ------- ------- ------- --------- --------
Loan-to-Value Ratio                                              (in thousands)
0%-49.99%                                       $36,868  $12,127 $30,407 $ 3,750 $74,144 $ 23,736  $181,032
50%-59.99%                                        6,795        -       -  11,186   1,495        -    19,476
60%-69.99%                                            -        -   6,680  55,286   4,864    2,137    68,967
70%-79.99%                                            -        -  24,362   5,030       -   14,782    44,174
80%-89.99%                                            -        -       -       -       -   54,175    54,175
90%-100%                                              -        -       -       -       -   10,000    10,000
Greater than 100%                                     -        -       -   3,782       -    4,956     8,738
                                                -------  ------- ------- ------- ------- --------  --------
  Total Commercial Mortgage and Other Loans     $43,663  $12,127 $61,449 $79,034 $80,503 $109,786  $386,562
                                                =======  ======= ======= ======= ======= ========  ========
Other mortgage loans - agricultural properties

                                                               Debt Service Coverage Ratio
                                               ------------------------------------------------------------
                                                Greater  1.8X to 1.5X to 1.2X to 1.0X to Less than  Grand
                                               than 2.0X  2.0X    <1.8X   <1.5X   <1.2X    1.0X     Total
                                               --------- ------- ------- ------- ------- --------- --------
Loan-to-Value Ratio                                              (in thousands)
0%-49.99%                                       $ 9,418  $     - $   480 $10,371 $12,610 $      -  $ 32,879
50%-59.99%                                            -   12.091   2,880       -       -        -    14,971
60%-69.99%                                            -        -       -       -       -        -         -
70%-79.99%                                            -        -       -       -       -        -         -
80%-89.99%                                            -        -       -       -       -        -         -
90%-100%                                              -        -       -       -       -        -         -
Greater than 100%                                     -        -       -       -       -        -         -
                                                -------  ------- ------- ------- ------- --------  --------
  Total Agricultural                            $ 9,418  $12,091 $ 3,360 $10,371 $12,610 $      -  $ 47,850
                                                =======  ======= ======= ======= ======= ========  ========
Total commercial mortgage and other loans

                                                               Debt Service Coverage Ratio
                                               ------------------------------------------------------------
                                                Greater  1.8X to 1.5X to 1.2X to 1.0X to Less than  Grand
                                               than 2.0X  2.0X    <1.8X   <1.5X   <1.2X    1.0X     Total
                                               --------- ------- ------- ------- ------- --------- --------
Loan-to-Value Ratio                                              (in thousands)
0%-49.99%                                       $46,286  $12,127 $30,887 $14,121 $86,754 $ 23,736  $213,911
50%-59.99%                                        6,795   12,091   2,880  11,186   1,495        -    34,447
60%-69.99%                                            -        -   6,680  55,286   4,864    2,137    68,967
70%-79.99%                                            -        -  24,362   5,030       -   14,782    44,174
80%-89.99%                                            -        -       -       -       -   54,175    54,175
90%-100%                                              -        -       -       -       -   10,000    10,000
Greater than 100%                                     -        -       -   3,782       -    4,956     8,738
                                                -------  ------- ------- ------- ------- --------  --------
  Total Commercial Mortgage and Agricultural    $53,081  $24,218 $64,809 $89,405 $93,113 $109,786  $434,412
                                                =======  ======= ======= ======= ======= ========  ========

See Note 2 for further discussion regarding the credit quality of other loans.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS (continued)

As of December 31, 2010, all commercial mortgage and other loans were in current status including $5.0 million of office loans and $3.8 million of hospitality loans in non-accrual status.

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

                                                   2010          2009
                                               ------------- ------------
                                                      (in thousands)

      Joint ventures and limited partnerships    $    24,476   $    2,995
      Derivatives (1)                                 51,000            -
                                               ------------- ------------
      Total other long-term investments          $    75,476   $    2,995
                                               ============= ============

(1) Derivative instruments classified as Other Long-term Investments at December 31, 2008 were reclassified Other Liabilities at December 31, 2009 as they were in a net liability position.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for 2010, 2009, and 2008

                                                  2010           2009           2008
                                             -------------- -------------- --------------
                                                            (in thousands)
Fixed maturities, available for sale         $      349,906 $      476,096 $      298,506
Equity securities, available for sale                   932            858            867
Trading Account Assets                                3,378          3,634          1,033
Commercial mortgage and other loans                  26,665         20,863          4,394
Policy loans                                            986            626            809
Short-term investments and cash equivalents           1,334          2,628         23,145
Other long-term investments                           2,101            344          (676)
                                             -------------- -------------- --------------
Gross investment income                             385,302        505,049        328,078
  Less investment expenses                          (8,193)       (10,316)        (7,990)
                                             -------------- -------------- --------------
Net investment income                        $      377,109 $      494,733 $      320,088
                                             ============== ============== ==============

Realized investment gains (losses), net including charges for other than temporary impairments in value, for the years ended December 31, 2010, 2009, and 2008 were from the following sources:

                                              2010          2009          2008
                                         -------------- ------------- -------------
                                                       (in thousands)
Fixed maturities                         $      126,687 $     218,639 $       5,151
Equity securities                                 (123)         (675)         (452)
Commercial mortgage and other loans                (84)       (2,679)          (50)
Derivatives                                       9,508     (178,444)        38,062
Other                                                51           126         3,342
                                         -------------- ------------- -------------
Realized investment gains (losses), net  $      136,039 $      36,967 $      46,053
                                         ============== ============= =============

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS (continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                      Deferred Policy               Accumulated
                                                                                        Acquisition                    Other
                                                                                      Costs, Deferred              Comprehensive
                                                                                           Sales                   Income (Loss)
                                                                                        Inducements    Deferred    Related To Net
                                                                       Net Unrealized  and Valuation  Income Tax     Unrealized
                                                                       Gains (Losses)   of Business   (Liability)    Investment
                                                                       on Investments    Acquired       Benefit    Gains (Losses)
                                                                       -------------- --------------- ------------ --------------
                                                                                             (in thousands)

Balance, December 31, 2008                                             $            -    $      -     $          - $            -
Cumulative impact of the adoption of new authoritative guidance on
 January 1, 2009                                                             (18,191)         510            6,259       (11,422)
Net investment gains (losses) on investments arising during the
 period                                                                         7,958           -          (2,817)          5,141
Reclassification adjustment for (gains) losses included in net income
 (1)                                                                            6,685           -          (2,367)          4,318
Reclassification adjustment for OTTI losses excluded from net
 income                                                                       (4,995)           -            1,769        (3,226)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation
 of business acquired                                                               -       3,831          (1,356)          2,475
Impact of net unrealized investment (gains) losses on future policy
 benefits                                                                           -           -                -              -
                                                                       --------------    --------     ------------ --------------
Balance, December 31, 2009                                             $      (8,543)    $  4,341     $      1,488 $      (2,714)
Net investment gains (losses) on investments arising during the
 period                                                                         (646)           -              229          (417)
Reclassification adjustment for (gains) losses included in net income           2,640           -            (935)          1,705
Reclassification adjustment for OTTI losses excluded from net
 income (1)                                                                      (11)           -                4            (7)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation
 of business acquired                                                               -     (1,489)              527          (962)
Impact of net unrealized investment (gains) losses on future policy
 benefits                                                                           -           -                -              -
                                                                       --------------    --------     ------------ --------------
Balance, December 31, 2010                                             $      (6,560)    $  2,852     $      1,313 $      (2,395)
                                                                       ==============    ========     ============ ==============

(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS (continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                   Deferred Policy
                                                                                     Acquisition                Accumulated Other
                                                                                   Costs, Deferred                Comprehensive
                                                                                        Sales                     Income (Loss)
                                                                                     Inducements    Deferred     Related To Net
                                                                  Net Unrealized    and Valuation  Income Tax      Unrealized
                                                                  Gains (Losses)     of Business   (Liability)  Investment Gains
                                                                on Investments (2)    Acquired       Benefit        (Losses)
                                                                ------------------ --------------- ------------ -----------------
                                                                                         (in thousands)

Balance, December 31, 2008                                        $     (25,993)    $      16,789  $      3,258  $      (5,946)
Cumulative impact of the adoption of new authoritative
 guidance on January 1, 2009                                               4,312            (109)       (1,488)           2,715
Net investment gains (losses) on investments arising during
 the period                                                              692,928                -     (245,297)         447,631
Reclassification adjustment for (gains) losses included in net
 income                                                                (224,363)                -        79,424       (144,939)
Reclassification adjustment for OTTI losses excluded from
 net income (1)                                                            4,995                -       (1,768)           3,227
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and
 valuation of business acquired                                                -        (259,520)        91,864       (167,656)
Impact of net unrealized investment (gains) losses on future
 policy benefits                                                               -                -             -               -
                                                                  --------------    -------------  ------------  --------------
Balance, December 31, 2009                                        $      451,879    $   (242,840)  $   (74,007)  $      135,032
Net investment gains (losses) on investments arising during
 the period                                                               87,097                -      (30,485)          56,612
Reclassification adjustment for (gains) losses included in net
 income                                                                 (34,323)                -        12,013        (22,310)
Reclassification adjustment for OTTI losses excluded from
 net income (1)                                                               11                -           (4)               7
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and
 valuation of business acquired                                                -           21,942       (7,680)          14,262
Impact of net unrealized investment (gains) losses on future
 policy benefits                                                               -                -             -               -
                                                                  --------------    -------------  ------------  --------------
Balance, December 31, 2010                                        $      504,664    $   (220,898)  $  (100,163)  $      183,603
                                                                  ==============    =============  ============  ==============

(1) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2) Includes cash flow hedges. See Note 11 for additional information on cash flow hedges.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                       2010      2009      2008
                                                                     --------  --------  --------
                                                                            (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized  $ (6,560) $ (8,543) $      -
Fixed maturity securities, available for sale - all other             498,517   445,470   (24,088)
Equity securities, available for sale                                   3,103     1,527    (1,905)
Affiliated Notes                                                        5,511     5,522         -
Derivatives designated as Cash Flow Hedges (1)                         (2,462)     (640)        -
Other Long Term Investment                                                 (5)        -         -
                                                                     --------  --------  --------
Unrealized gains (losses) on investments and Derivatives             $498,104  $443,336  $(25,993)
                                                                     ========  ========  ========

(1) See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturities and equity securities have been in a continuous unrealized loss position, as of December 31, 2010 and 2009:

                                                                                       2010
                                                             ---------------------------------------------------------
                                                              Less than twelve    Twelve months
                                                                 months (1)        or more (1)            Total
                                                             ------------------ ------------------ -------------------
                                                              Fair   Unrealized  Fair   Unrealized  Fair    Unrealized
                                                              Value    Losses    Value    Losses    Value     Losses
                                                             ------- ---------- ------- ---------- -------- ----------
                                                                                  (in thousands)
 Fixed maturities
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $     -    $  -    $     -   $    -   $      -   $    -
Corporate securities                                          50,071     366         62        -     50,133      366
Commercial mortgage-backed securities                          4,992       -          -        -      4,992        -
Asset-backed securities                                       25,905     199     42,402    7,591     68,307    7,790
Residential mortgage-backed securities                             -       -          -        -          -        -
                                                             -------    ----    -------   ------   --------   ------
  Total                                                      $80,968    $565    $42,464   $7,591   $123,432   $8,156
                                                             =======    ====    =======   ======   ========   ======
                                                             -------    ----    -------   ------   --------   ------
Equity securities, available for sale                        $     -    $  -    $   746   $   47   $    746   $   47
                                                             =======    ====    =======   ======   ========   ======

                                                                                        2009
                                                             -----------------------------------------------------------
                                                              Less than twelve      Twelve months
                                                                 months (1)          or more (1)            Total
                                                             ------------------- ------------------- -------------------
                                                              Fair    Unrealized  Fair    Unrealized  Fair    Unrealized
                                                              Value     Losses    Value     Losses    Value     Losses
                                                             -------- ---------- -------- ---------- -------- ----------
                                                                                   (in thousands)
 Fixed maturities
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $240,337  $ 9,911   $  1,648  $    53   $241,985  $ 9,964
Corporate securities                                          101,915    1,727    114,094    5,061    216,009    6,788
Commercial mortgage-backed securities                           5,104       25    128,593    7,904    133,697    7,929
Asset-backed securities                                         9,886    4,979     37,384    5,423     47,270   10,402
Residential mortgage-backed securities                            646       77          -        -        646       77
                                                             --------  -------   --------  -------   --------  -------
  Total                                                      $357,888  $16,719   $281,719  $18,441   $639,607  $35,160
                                                             ========  =======   ========  =======   ========  =======
                                                             --------  -------   --------  -------   --------  -------
Equity securities, available for sale                        $  5,090  $   375   $    698  $    95   $  5,788  $   470
                                                             ========  =======   ========  =======   ========  =======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The gross unrealized losses, related to fixed maturities at December 31, 2010 and December 31, 2009 are composed of $6.1 million and $30.6 million related to high or highest quality securities based on NAIC or equivalent rating and $2.0 million and $4.5 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2010, $4.7 million of the gross unrealized losses represented declines in value of greater than 20%, $916 thousand of which had been in that position for less than six months as compared to $7.3 million at December 31, 2009 that represented declines in value of greater than 20%, none of which had been in that position for less than six months. At December 31, 2010, the $7.6 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities. At December 31, 2009, the $18.4 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing services and finance sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 or December 31, 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010 the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2010 and December 31, 2009, there were no gross unrealized losses, related to equity securities that represented declines of greater than 20%. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010 and December 31, 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 or December 31, 2009.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and future contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                               2010           2009
                                                           ------------- --------------
                                                                  (in thousands)
Fixed maturity securities, available for sale - all other  $      84,248 $      249,360
Other trading account assets                                           -          3,971
                                                           ------------- --------------
Total securities pledged                                   $      84,248 $      253,331
                                                           ============= ==============

The carrying amount of the associated liabilities supported by the pledged collateral was $87.2 million and $264.2 million at December 31, 2010 and December 31, 2009, respectively, which was "Cash collateral for loaned securities".

Fixed maturities of $5.0 million and $4.9 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, 2010, 2009 and 2008, are as follows (in thousands):

                                                                               2010         2009        2008
                                                                           -------------------------------------
Balance, beginning of year                                                   $1,411,571  $1,247,131  $1,042,823
Capitalization of commissions, sales and issue expenses                         311,201     654,851     417,465
Amortization - Impact of assumption and experience unlocking and true-ups        64,645      32,681    (143,368)
Amortization - All Other                                                       (267,212)   (352,487)    (85,468)
Changes in unrealized investment gains and losses                                19,823    (170,605)     15,679
                                                                           -------------------------------------
Balance, end of year                                                         $1,540,028  $1,411,571  $1,247,131
                                                                           =====================================

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

5. VALUATION OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the years ended December 31, 2010, 2009, and 2008 is as follows (in thousands):

                                                                                     2010           2009         2008
                                                                               ---------------  -----------  ------------
Balance, beginning of year                                                       $      52,596  $    78,382  $    118,566
Amortization - Impact of assumption and experience unlocking and true-ups (1)           (1,494)      (2,020)      (16,938)
Amortization - All other (1)                                                           (10,295)     (14,017)      (32,017)
Interest(2)                                                                              2,965        3,735         5,830
Change in unrealized gains/losses                                                      (11,275)     (13,083)        2,941
Impact of adoption of SOP 05-01                                                              -         (401)            -
                                                                               ------------------------------------------
Balance, end of year                                                             $      32,497  $    52,596  $     78,382
                                                                               ==========================================

(1) The weighted average remaining expected life of VOBA was approximately 4.29 years from the date of acquisition.
(2) The interest accrual rate for the VOBA related to the businesses acquired was 4.97%, 5.24% and 5.72% for years ended December 31, 2010, 2009, and 2008.

The following table provides estimated future amortization, net of interest, for the periods indicated (in thousands):

                        2011                   $   7,844
                        2012                       5,663
                        2013                       3,889
                        2014                       2,939
                        2015                       2,306
                        2016 and thereafter        9,856
                                             -----------
                        Total                  $  32,497
                                             ===========

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company has issued traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company has also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company has also issued annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits". In 2010, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2010 and 2009, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                             December 31, 2010             December 31, 2009
                                                       -----------------------------------------------------------

                                                                           At                            At
                                                       In the Event  Annuitization/  In the Event  Annuitization/
                                                         of Death   Accumulation (1)   of Death   Accumulation (1)
                                                       -----------------------------------------------------------
Variable Annuity Contracts                                                   (in thousands)

Return of Net Deposits

Account value                                          $43,815,528        N/A        $39,399,293            N/A

Net amount at risk                                        $976,802        N/A         $2,306,298            N/A

Average attained age of contractholders                   62 years        N/A           61 years            N/A

Minimum return or contract value

Account value                                           $9,218,554    $42,097,269     $8,443,796    $36,337,463

Net amount at risk                                      $1,238,415     $1,568,201     $1,588,270     $2,028,026

Average attained age of contractholders                   63 years       61 years       63 years       61 years

Average period remaining until expected annuitization          N/A        2 years            N/A        3 years

(1) Includes income and withdrawal benefits described herein


                                      December 31, 2010           December 31, 2009
                                 -------------------------------------------------------
                                 Unadjusted Value  Adjusted   Unadjusted  Adjusted Value
                                                    Value       Value
                                 -------------------------------------------------------
Market value adjusted annuities
Account value                      $ 3,111,568    $ 3,314,734 $ 4,231,507  $ 4,467,477

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                   December 31,      December 31,
                                       2010              2009
                                ------------------- ---------------
                                  (in thousands)    (in thousands)

            Equity funds            $    27,923,398 $    24,269,051
            Bond funds                   15,396,934      10,245,173
            Money market funds            4,682,136       6,669,055
                                ------------------- ---------------
              Total                 $    48,002,468 $    41,183,279
                                =================== ===============

In addition to the above mentioned amounts invested in separate account investment options, $5.0 billion and $6.7 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2010 and 2009, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB"), and guaranteed minimum income and withdrawal benefits ("GMIWB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB, and GMIWB are included in "Future policy benefits." As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

                                                                          GMAB/
                                                                          GMWB/
                                                            GMDB          GMIWB         GMIB        Totals
                                                                          Variable Annuity
                                                                           (in thousands)
                                                       ------------------------------------------------------
Balance as of January 1, 2008                           $     42,848  $    103,909  $     2,323  $    149,080
  Incurred guarantee benefits - Impact of assumption
  and experience unlocking and true-ups (1)                  240,093             -        8,368       248,461
  Incurred guarantee benefits (1)                             52,319     2,007,332          935     2,060,586
  Paid guarantee benefits                                    (55,310)            -            -       (55,310)
                                                       ------------------------------------------------------
Balance as of December 31, 2008                              279,950     2,111,241       11,626     2,402,817
                                                       ------------------------------------------------------
  Incurred guarantee benefits - Impact of assumption
  and experience unlocking and true-ups (1)                  (87,363)            -       (7,146)      (94,509)
  Incurred guarantee benefits (1)                             74,684    (2,100,367)       2,603    (2,023,080)
  Paid guarantee benefits                                    (86,076)            -            -       (86,076)
                                                       ------------------------------------------------------
Balance as of December 31, 2009                              181,195        10,874        7,083       199,152
                                                       ------------------------------------------------------
  Incurred guarantee benefits - Impact of assumption
  and experience unlocking and true-ups (1)                  (56,363)            -        1,238       (55,125)
  Incurred guarantee benefits (1)                             52,890       153,408        5,056       211,354
  Paid guarantee benefits                                    (47,232)            -            -       (47,232)
                                                       ------------------------------------------------------
Balance as of December 31, 2010                         $    130,490  $    164,282  $    13,377  $    308,149
                                                       ======================================================

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date,) the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

6.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits, transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate account , and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other Assets" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and
(2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances", are as follows:

                                                                              Sales Inducements
                                                                              -----------------
                                                                               (in thousands)
Beginning Balance as of January 1, 2008                                          $  558,821
  Capitalizationt                                                                   260,268
  Amortization - Impact of assumption and experience unlocking and true-ups        (42,133)
  Amortization - All other                                                         (50,642)
                                                                                 ----------
Balance as of December 31, 2008                                                     726,314
                                                                                 ----------
  Capitalization                                                                    293,388
  Amortization - Impact of assumption and experience unlocking and true-ups           6,938
  Amortization - All other                                                        (153,163)
  Change in unrealized gains/losses                                                (71,601)
                                                                                 ----------
Balance as of December 31, 2009                                                     801,876
                                                                                 ----------
  Capitalization                                                                    182,823
  Amortization - Impact of assumption and experience unlocking and true-ups          32,445
  Amortization - All other                                                        (232,542)
  Change in unrealized gains/losses                                                  11,905
                                                                                 ----------
Balance as of December 31, 2010                                                  $  796,507
                                                                                 ==========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

7.  REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company's GMWB, GMIWB, and GMAB features. These features are considered to be embedded derivatives, and changes in the fair value of the embedded derivative are recognized through "Realized investment gains (losses), net." Please see Note 13 for further details around the affiliated reinsurance agreements.

The effect of reinsurance for the years ended December 31, 2010, 2009, and 2008, was as follows (in thousands):

                                                         Unaffiliated  Affiliated
                                               Gross        Ceded        Ceded        Net
                                            ------------ ------------ ------------ ----------
2010

Policy charges and fee income               $    719,263  $  21,927   $          - $  741,190
Realized investment (losses) gains, net     $    216,875  $       -   $   (80,836) $  136,039
Policyholders' benefits                     $     41,908  $   (997)   $          - $   40,911
General, administrative and other expenses  $    418,130  $ (1,232)   $    (3,432) $  413,466

2009

Policy charges and fee income               $    406,043  $(13,290)   $          - $  392,753
Realized investment (losses) gains, net     $  2,232,850  $       -   $(2,195,883) $   36,967
Policyholders' benefits                     $      4,414  $       -   $          - $    4,414
General, administrative and other expenses  $    374,509  $ (2,337)   $    (2,010) $  370,162

2008

Policy charges and fee income               $    660,517  $(28,077)   $          - $  632,440
Realized investment (losses) gains, net     $(1,861,957)  $       -   $  1,908,010 $   46,053
Policyholders' benefits                     $    329,724  $   (429)   $          - $  329,295
General, administrative and other expenses  $    632,361  $ (4,231)   $    (1,817) $  626,313

The Company's Statements of Financial Position also included reinsurance recoverables from Pruco Reinsurance, LTD ("Pruco Re") and Prudential Insurance Company of America ("Prudential Insurance") of $187.1 million at December 31, 2010 and $40.7 billion at December 31, 2009.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

8.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                  2010         2009       2008
                                                              ------------- ---------- -----------

                                                                         (in thousands)
Current tax expense:
   U.S.                                                         $  (27,926) $(239,798)   $       -
   State and local                                                    (693)          2           -
                                                              ------------- ---------- -----------
   Total                                                        $  (28,619) $(239,796)   $       -
                                                              ============= ========== ===========

Deferred tax expense:
   U.S.                                                         $   152,557 $  185,760   $(38,770)
   State and local                                                    (237)      2,595       (454)
                                                              ------------- ---------- -----------
   Total                                                        $   152,320 $  188,355   $(39,224)
                                                              ============= ========== ===========

Total income tax expense (benefit) on income from operations    $   123,701 $ (51,441)   $(39,224)
Income Tax reported in stockholders' equity related to:
   Other comprehensive income (loss)                                 26,328     75,773     (4,649)
   Cumulative effect of changes in accounting policy                      -      4,772           -
   Stock based compensation programs                                      -          -        (21)
                                                              ------------- ---------- -----------
Total income tax expense (benefit)                              $   150,029 $   29,104   $(43,894)
                                                              ============= ========== ===========

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $545.3 million, $32.1 million and ($19.3) million, and no income from foreign operations for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company's actual income tax expense on continuing operations for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

                                                    2010        2009        2008
                                                 ----------- ----------- -----------
                                                           (in thousands)

Expected federal income tax expense (benefit)      $ 190,848   $  11,241   $ (6,743)
   Non taxable investment income                    (55,665)    (56,870)    (24,418)
   Tax credits                                      (11,136)     (6,150)     (8,407)
   State income taxes, net of federal benefit          (604)       1,688       (294)
   Other                                                 258     (1,350)         638
                                                 ----------- ----------- -----------
Total income tax expense (benefit)                 $ 123,701   $(51,441)   $(39,224)
                                                 =========== =========== ===========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

8.  INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                  2010            2009
                                            ---------------- ---------------
                                                     (in thousands)
   Deferred tax assets
      Insurance reserves                      $      301,829   $     415,115
      Investments                                    108,698         139,761
      Compensation reserves                            4,401           4,714
                                            ---------------- ---------------
   Deferred tax assets                        $      414,928   $     559,590

   Deferred tax liabilities
      VOBA and deferred acquisition cost      $      417,800   $     365,998
      Net unrealized gains                           175,199         155,392
      Other                                           12,251          49,873
                                            ---------------- ---------------
   Deferred tax liabilities                   $      605,250   $     571,263

                                            ---------------- ---------------
   Net deferred tax asset (liability)         $    (190,322)   $    (11,673)
                                            ================ ===============

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2010, and 2009.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company had no unrecognized tax benefits as of December 31, 2010 and 2009.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2010 and 2009, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

8.  INCOME TAXES (continued)

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On
February 14, 2011, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company's net income. These activities had no impact on the Company's 2008, 2009 or 2010 results.

The Company is not currently under audit by the IRS or any state or local jurisdiction for the years prior to 2009.

In 2009, the Company joined in filing the consolidated federal tax return with its parent, Prudential Financial. For tax years 2009 through 2010, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

9.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $348.4 million, $266.6 million, and $(322.6) million, for the years ended December 31, 2010, 2009, and 2008, respectively. Statutory surplus of the Company amounted to $936.0 million and $881.0 million at December 31, 2010 and 2009, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on 2010 results, there is the potential capacity to pay a dividend of $365.6 million without additional approval.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions,
(ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009 these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of "worst case" cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009 and continuing through March 31, 2010 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities. As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 was $18.3 million included in Fixed Maturities Available for Sale - Asset-Backed Securities.

Asset and Liabilities by Hierarchy Level -The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                               As of December 31, 2010
                                                -----------------------------------------------------
                                                   Level 1        Level 2     Level 3       Total
                                                -------------- ------------- ---------- -------------
                                                                   (in thousands)
Fixed maturities, available for sale:
  U.S. government securities                        $        - $     193,305 $        - $     193,305
  State and municipal securities                             -        77,516          -        77,516
  Foreign government securities                              -       136,513          -       136,513
  Corporate Securities                                       -     3,876,695     74,255     3,950,950
  Asset-backed securities                                    -       160,113     53,857       213,970
  Commercial mortgage-backed securities                      -       490,569          -       490,569
  Residential mortgage-backed securities                     -       393,398          -       393,398
                                                -----------------------------------------------------
Sub-total                                           $        - $   5,328,109 $  128,112 $   5,456,221

Trading account assets:
  Asset backed securities                                    -        70,831          -        70,831
  Equity Securities                                      8,774             -          -         8,774
                                                -----------------------------------------------------
Sub-total                                           $    8,774 $      70,831 $        - $      79,605
                                                -----------------------------------------------------

Equity securities, available for sale                   16,611           976          -        17,587
Short term investments                                 228,383             -          -       228,383
Cash equivalents                                             -             -          -             -
Other long-term investments                                  -        51,000          -        51,000
Reinsurance Recoverable                                      -             -    186,735       186,735
Other Assets                                                 -        29,201          -        29,201
                                                -----------------------------------------------------
  Sub-total excluding separate account assets       $  253,768 $   5,480,117 $  314,847 $   6,048,732

Separate account assets (1)                          1,488,369    46,786,974          -    48,275,343
                                                -----------------------------------------------------
  Total assets                                      $1,742,137 $  52,267,091 $  314,847 $  54,324,075
                                                =====================================================

Future policy benefits                                       -             -    164,283       164,283
                                                -----------------------------------------------------
  Total liabilities                                 $        - $           - $  164,283 $     164,283
                                                =====================================================

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                            As of December 31, 2009(2)
                                                ---------------------------------------------------
                                                  Level 1       Level 2     Level 3       Total
                                                ------------ ------------- ---------- -------------
                                                                  (in thousands)
Fixed maturities, available for sale:
  U.S. government securities                      $        - $     262,479 $        - $     262,479
  State and municipal securities                           -        74,116          -        74,116
  Foreign government securities                            -       133,781      1,219       135,000
  Corporate Securities                                     -     4,791,668     63,634     4,855,302
  Asset-backed securities                                  -       170,045     43,794       213,839

  Commercial mortgage-backed securities                    -       548,582          -       548,582
  Residential mortgage-backed securities                   -       404,569          -       404,569
                                                ---------------------------------------------------
Sub-total                                         $        - $   6,385,240 $  108,647 $   6,493,887
Trading account assets:
  Asset backed securities                                  -        70,198          -        70,199
  Equity Securities                                    9,694             -          -         9,693
                                                ---------------------------------------------------
Sub-total                                         $    9,694 $      70,198 $        - $      79,892
                                                ---------------------------------------------------

Equity securities, available for sale                 17,230         1,382          -        18,612
Short term investments                               393,163       312,683          -       705,846
Cash equivalents                                          17        68,581          -        68,598
Reinsurance recoverable                                    -             -     40,351        40,351
Other Assets                                               -        33,133          -        33,133
                                                ---------------------------------------------------
  Sub-total excluding separate account assets     $  420,104 $   6,871,217 $  148,998 $   7,440,319

Separate account assets (1)                        1,008,077    40,440,635          -    41,448,712
                                                ---------------------------------------------------
  Total assets                                    $1,428,181 $  47,311,852 $  148,998 $  48,889,031
                                                ===================================================
Future policy benefits                                     -             -     10,874        10,874
Other liabilities                                          -         8,384         53         8,437
                                                ---------------------------------------------------

  Total liabilities                               $        - $       8,384 $   10,927 $      19,311
                                                ===================================================

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
(2) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.   FAIR VALUE OF ASSETS AND LIABILITIES (continued)

over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets consist primarily of asset-backed and equity securities whose fair values are determined consistent with similar instruments described under "Fixed Maturity Securities" and under "Equity Securities."

Equity Securities - Equity Securities consist principally of investments in common and preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask, spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The majority of the Company's derivative positions are traded in the over the counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps and single name credit default swaps are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields non-performance risk and volatility, and are classified as Level 2.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

December 31, 2010, all derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are considered embedded derivatives and are described below in "Future Policy Benefits". The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the embedded derivative guarantee.

Future Policy Benefits - Future policy benefits includes embedded derivatives related to guarantees on variable annuity contracts, including GMAB, GMWB and GMIWB. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given change capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market perceived risk of its own non-performance in the valuation of the embedded derivatives associated with the optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability appropriately takes into consideration the Company's own risk of non-performance. To reflect the market's perception of its non-performance risk, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company, as indicated by the credit spreads associated with funding agreements issued by an affiliated company. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those embedded derivatives in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 - During the year ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the twelve months ended December 31, 2010, as well as the portion of gains or losses included in income for the twelve months ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                                 Year Ended December 31, 2010
                                                                      ---------------------------------------------------
                                                                                       Fixed
                                                                          Fixed     Maturities,     Fixed
                                                                       Maturities,   Available   Maturities,
                                                                      Available For For Sale -  Available For
                                                                         Sale -       Foreign      Sale -
                                                                        Corporate   Government   Asset-Backed Reinsurance
                                                                       Securities      Bonds     Securities   Recoverable
                                                                      ------------- ----------- ------------- -----------

                                                                                        (in thousands)
Fair value, beginning of period                                          $  63,634    $  1,219     $  43,794   $  40,351
  Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                  1,083           -       (1,247)    (43,339)
   Included in other comprehensive income (loss)                             3,072        (12)         (963)           -
  Net investment income                                                      4,195         (1)            17           -
  Purchases, sales, issuances, and settlements                            (10,830)           -        29,676     189,723
  Transfers into Level 3 (1)                                                13,101           -             -           -
  Transfers out of Level 3 (1)                                                   -     (1,206)      (17,420)           -
                                                                       -----------  ----------   -----------   ---------
Fair value, end of period                                                $  74,255    $      -     $  53,857   $ 186,735
                                                                       ===========  ==========   ===========   =========
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period
 (2):
   Included in earnings:
    Realized investment gains (losses), net                              $       -    $      -     $   (654)   $(40,069)
    Asset administration fees and other income                           $       -    $      -     $       -   $       -
   Included in other comprehensive income (loss)                         $   3,773    $   (13)     $   (963)   $       -

                                                                                           Year Ended December 31,
                                                                                                     2010
                                                                                           ------------------------
                                                                                              Future
                                                                                              Policy       Other
                                                                                             Benefits   Liabilities
                                                                                           ------------ -----------

                                                                                                (in thousands)
Fair value, beginning of period                                                              $ (10,874)     $(53)
  Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                                      45,258        53
   Purchases, sales, issuances, and settlements                                               (198,667)         -
  Transfers into Level 3 (1)                                                                          -         -
  Transfers out of Level 3 (1)                                                                        -         -
                                                                                           ------------   -------
Fair value, end of period                                                                    $(164,283)     $   -
                                                                                           ============   =======
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net                                                      $   42,759     $   -
Interest credited to policyholders' account balances                                         $        -     $   -
Included in other comprehensive income (loss)                                                $        -     $   -

     (1) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
     (2) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
     (3) Derivative instruments classified as Other Long-term Investments at December 31, 2008 were reclassified Other Liabilities at December 31, 2009 as they were in a net liability position.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers - Transfers out of Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities includes $17.4 million for the year ended December 31, 2010 resulting from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

                                                                       Year Ended December 31, 2009
                                                   ---------------------------------------------------------------------

                                                       Fixed
                                                    Maturities,     Fixed       Fixed
                                                   Available For Maturities, Maturities,
                                                      Sale -      Available   Available
                                                      Foreign    For Sale -   For Sale -
                                                    Government    Corporate  Asset-Backed  Reinsurance        Other
                                                       Bonds     Securities   Securities   Recoverable   Liabilities (3)
                                                   ------------- ----------- ------------ -------------- ---------------

                                                                              (in thousands)
Fair value, beginning of period                        $  977      $ 68,559     $ 21,188    $  2,110,146     $(1,496)
  Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                 -         (449)      (5,173)     (2,162,496)        1,443
   Included in other comprehensive income
    (loss)                                                243       (8,063)       17,767               -            -
  Net investment income                                   (1)         3,637          156               -            -
  Purchases, sales, issuances, and settlements              -         (963)      (1,411)          92,701            -
  Transfers into (out of) Level 3 (1)                       -           913       11,267               -            -
                                                     --------    ----------   ----------  --------------   ----------

Fair value, end of period                              $1,219      $ 63,634     $ 43,794    $     40,351     $   (53)
                                                     ========    ==========   ==========  ==============   ==========
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held by the Company at the end of the
 period (2):
   Included in earnings:
    Realized investment gains (losses), net            $    -      $  (433)     $(4,894)    $(2,092,458)     $  1,444
    Asset management fees and other
     income                                            $    -      $      -     $      -    $          -     $      -
   Included in other comprehensive income
    (loss)                                             $  243      $(8,025)     $ 17,767    $          -     $      -

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.   FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                                    Year Ended December 31, 2009
                                                                                --------------------------------
                                                                                          Future Policy
                                                                                            Benefits
                                                                                --------------------------------

                                                                                         (in thousands)
Fair value, beginning of period                                                            $(2,111,241)
Total gains or (losses) (realized/unrealized):
   Included in earnings:
Realized investment gains (losses), net                                                       2,195,856
Interest Credited to Policyholder Account Balances (SA Only)                                          -
Purchases, sales, issuances, and settlements                                                   (95,489)
Transfers into (out of) Level 3 (1)                                                                   -
                                                                                         --------------
Fair value, end of period                                                                  $   (10,874)
                                                                                         ==============
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net                                                    $  2,125,409
Interest credited to policyholder account                                                  $          -
Included in other comprehensive income (loss)                                              $          -

     (1) Transfers into or out of level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
     (2) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
     (3) Derivative instruments classified as Other Long-term Investments at December 31, 2008 were reclassified Other Liabilities at December 31, 2009 as they were in a net liability position.

Transfers - Transfers into Level 3 for Fixed Maturities Available for Sale - Asset-Backed include $14.4 million for the year ended December 31, 2009, resulting from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market, as discussed in detail above. In addition to these sub-prime securities, transfers into Level 3 for Fixed Maturities Available for Sale - Corporate Securities and Asset-Backed Securities included transfers resulting from the use of unobservable inputs within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized.

Transfers out of level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities and - Corporate Securities were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Transfers out of level 3 for Separate Account Assets were primarily due to the reclassification of the underlying investment within the mutual funds as these funds had less exposure to Level 3 securities since the funds switched to vendor prices.

The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the year ending December 31, 2008, as well as the portion of gains or losses included in income for twelve months ended
December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.   FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                                Year Ended December 31, 2008
                                                                 ----------------------------------------------------------
                                                                                    Other Long-
                                                                 Fixed Maturities,     term     Reinsurance  Future Policy
                                                                 Available For Sale Investments Recoverable    Benefits
                                                                 ------------------ ----------- ------------ --------------
                                                                                       (in thousands)
Fair value, beginning of period                                        $   9,502      $   (56)    $  103,909   $  (103,909)
  Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                  414       (1,440)     1,949,030    (1,950,125)
    Asset administration fees and other income                                               -             -              -
   Included in other comprehensive income (loss)                             243             -             -              -
  Net investment income                                                      250             -             -              -
  Purchases, sales, issuances, and settlements                            96,995             -        57,207       (57,207)
  Foreign currency translation                                                 -             -             -              -
  Transfers into (out of) level 3 (1)                                   (16,680)             -             -              -
                                                                 ----------------------------------------------------------
Fair value, end of period                                              $  90,724      $(1,496)    $2,110,146   $(2,111,241)
                                                                 ==========================================================
Unrealized gains (losses) relating to those level 3 assets that were still held by the Company at the end of the period (2):
   Included in earnings:
    Realized investment gains (losses), net                            $       -      $(1,439)    $1,956,405   $(1,957,501)
    Asset administration fees and other income                         $       -      $      -    $        -   $          -
    Interest credited to policyholder account                          $       -      $      -    $        -   $          -
   Included in other comprehensive income (loss)                       $     240      $      -    $        -   $          -

(1) Transfers into or out of level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $16.7 million during the year ended December 31, 2008. Transfers out of Level 3 for these investments was primarily the result of the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments -The Company is required to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, short-term investments, cash and cash equivalents, separate account assets and long-term and short-term borrowing.

The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                                                 December 31, 2010             December 31, 2009
                                                           ----------------------------- -----------------------------

                                                             Carrying value   Fair value   Carrying value   Fair value
                                                           ---------------- ------------ ---------------- ------------
                                                                                 (in thousands)
Assets:
  Commercial Mortgage and other Loans                           $431,432       $465,099       $373,080       $381,557
  Policy loans                                                  $ 13,905       $ 18,374       $ 13,067       $ 14,796
Liabilities:
  Investment Contracts - Policyholders' Account Balances        $ 58,549       $ 58,679       $ 53,599       $ 52,960

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial mortgage and other loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

10.   FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflects the Company's own non-performance risk.

11.   DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to a master agreement that provides for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission merchants who are members of a trading exchange.

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Currency swaps are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to a master agreement that provides for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

11.   DERIVATIVE INSTRUMENTS (continued)

The Company has sold variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The affiliates maintain a portfolio of derivative instruments that is intended to hedge many of the risks related to the above products' features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products' optional living benefits feature an asset transfer feature to minimize risks inherent in the Company's guarantees which reduces the need for hedges.

As mentioned above, in addition to our asset transfer feature, we also manage certain risks associated with our variable annuity products through hedging programs and affiliated reinsurance arrangements. Primarily in the reinsurance affiliate, we purchase equity options and futures as well as interest rate derivatives are purchased to hedge certain optional living benefit features accounted for as embedded derivatives against changes in equity markets, interest rates, and market volatility. Historically, the hedging strategy sought to generally match the sensitivities of the embedded derivative liability as defined by GAAP, excluding the impact of the market-perceived risk of non-performance, with capital market derivatives and options. In the third quarter of 2010, the hedging strategy was revised as, in the current low interest rate environment, management of the company and reinsurance affiliates does not believe the GAAP value of the embedded derivative liability to be an appropriate measure for determining the hedge target. The new hedge target continues to be grounded in a GAAP/capital markets valuation framework but incorporates modifications to the risk-free return assumption to account for the fact that the underlying customer separate account funds which support these living benefits are invested in assets that contain risk. Consistent with sound risk management practices, management of the company and reinsurance affiliates evaluates hedge levels versus the target given the overall capital considerations of our ultimate parent Company, Prudential Financial Inc., and prevailing capital market conditions and may decide to temporarily hedge to an amount that differs from the hedge target definition. This new strategy will result in differences each period between the change in the value of the embedded derivative liability as defined by GAAP and the change in the value of the hedge positions, potentially increasing volatility in GAAP earnings in the reinsurance affiliate, and increasing volatility in the amortization of deferred acquisition and other costs of the Company.

In the second quarter of 2009, the Company began the expansion of our hedging program to include a portion of the market exposure related to our overall capital position including the impact of certain statutory reserve exposures. These capital hedges primarily consisted of equity-based total return swaps that were designed to partially offset changes in our capital position resulting from market driven changes in certain living and death benefit features of our variable annuity products. During the second quarter of 2010, we terminated the capital hedge program in lieu of a new program managed at the Prudential Financial level that more broadly addresses equity market exposure of the overall statutory capital of Prudential Financial and its subsidiaries, as a whole. A portion of the derivatives related to the new program were purchased by the Company.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

11.   DERIVATIVE INSTRUMENTS (continued)

                                                 December 31, 2010              December 31, 2009
                                          ------------------------------- ------------------------------
                                                          Fair Value                     Fair Value
                                           Notional   -------------------  Notional  -------------------
                                            Amount    Assets  Liabilities   Amount   Assets  Liabilities
                                          ----------- ------- ----------- ---------- ------- -----------
Qualifying Hedge Relationships                                    (in thousands)
Currency/Interest Rate                    $    36,072 $   152  $ (2,606)  $    5,058 $     -  $   (642)
                                          ----------- -------  ---------  ---------- -------  ---------
Total Qualifying Hedge Relationships .    $    36,072 $   152  $ (2,606)  $    5,058 $     -  $   (642)
                                          =========== =======  =========  ========== =======  =========
Non-qualifying Hedge Relationships
Interest Rate                             $   913,700 $56,896  $ (6,727)  $  978,700 $28,741  $(18,083)
Credit                                        350,050   2,810    (3,104)     358,350   3,428    (3,995)
Currency/Interest Rate                         60,439   1,622    (6,829)      78,553     426    (7,784)
Equity                                     10,374,514  30,278   (21,492)     335,411   4,273   (14,802)
                                          ----------- -------  ---------  ---------- -------  ---------
Total Non-qualifying Hedge Relationships  $11,698,703 $91,606  $(38,152)  $1,751,014 $36,868  $(44,664)
                                          =========== =======  =========  ========== =======  =========
Total Derivatives (1)                     $11,734,775 $91,758  $(40,758)  $1,756,072 $36,868  $(45,306)
                                          =========== =======  =========  ========== =======  =========

(1) Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $166.8 million as of June 30, 2010 and a liability of $14.0 million as of December 31, 2009, included in "Future policy benefits" and "Fixed maturities available for sale."

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                          Year Ended December 31,
                                                       -----------------------------
                                                         2010       2009      2008
                                                       --------  ---------  --------
                                                               (in thousands)
Qualifying
Cash Flow Hedges
  Currency /Interest Rate
   Net Investment Income                               $     61  $       3  $      -
   Other Income                                             (26)       (10)        -

   Accumulated Other Comprehensive Income (Loss)(1)      (1,822)      (640)        -
                                                       --------  ---------  --------
                                                       $ (1,787) $    (647) $      -
                                                       --------  ---------  --------
Non- qualifying hedges
  Realized investment gains (losses), net
   Interest Rate                                       $ 53,077  $(108,177) $ 92,774
   Currency/Interest Rate                                 1,105     (4,321)       98
   Credit                                                   873     10,630    (8,968)
   Equity                                               (10,865)   (78,391)        -
   Embedded Derivatives (2)                             (34,682)     1,815   (45,842)
                                                       --------  ---------  --------
      Total non-qualifying hedges                         9,508   (178,444)   38,062
                                                       --------  ---------  --------
       Total Derivative Impact                         $  7,721  $(179,091) $ 38,062
                                                       ========  =========  ========

(1) Amounts deferred in Equity
(2) Primarily includes the following: 1) mark-to-market on embedded derivatives of $153.4 million; 2) fees ceded of $227.2 million; offset by 3) change in reinsurance recoverable of $146.3 million; and 4) fees attributed to embedded derivative of $198.7 million as of December 31, 2010.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

For the years ended December 31, 2010, 2009 and 2008 the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                             (in thousands)
Balance, December 31, 2009                                                      $  (640)
Net deferred losses on cash flow hedges from January 1 to December 31, 2010      (1,260)
Amount reclassified into current period earnings                                   (562)
                                                                                --------

Balance, December 31, 2010                                                      $(2,462)
                                                                                ========

As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives Written

The following tables set forth the Company's exposure from credit derivatives where the Company has written credit protection, excluding embedded derivatives contained in externally-managed investments in European markets, by NAIC rating of the underlying credits as of the dates indicated.

                                                                  December 31, 2010
                                             ---------------------------------------------------------------
                                                 Single Name     First To Default Basket        Total
                                             ------------------- ----------------------- -------------------
   NAIC
Designation          Rating Agency
    (1)               Equivalent             Notional Fair Value  Notional   Fair Value  Notional Fair Value
----------- -------------------------------- -------- ----------  ---------  ----------  -------- ----------
                                                                    (in thousands)

     1      Aaa, Aa, A                       $290,000   $2,297    $    -       $    -    $290,000   $2,297
     2      Baa                                25,000      374         -            -      25,000      374
                                             --------   ------    ------       ------    --------   ------
            Subtotal Investment Grade        $315,000   $2,671    $    -       $    -    $315,000   $2,671
                                             --------   ------    ------       ------    --------   ------
     3      Ba                               $      -   $    -    $    -       $    -    $      -   $    -
                                             --------   ------    ------       ------    --------   ------
            Subtotal Below Investment Grade  $      -   $    -    $    -       $    -    $      -   $    -
                                             --------   ------    ------       ------    --------   ------
 Total                                       $315,000   $2,671    $    -       $    -    $315,000   $2,671
                                             ========   ======    ======       ======    ========   ======

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

                                                            December 31, 2009
                                              ------------------------------------------------
                                                              First To Default
                                                Single Name       Basket            Total
                                              --------------- ---------------- ---------------
   NAIC
Designation           Rating Agency                    Fair             Fair            Fair
   (1)                 Equivalent             Notional Value  Notional  Value  Notional Value
-----------  -------------------------------- -------- -----  --------  -----  -------- -----
                                                              (in thousands)

    1        Aaa, Aa, A                       $295,000 $2,868  $1,000   $ (4)  $296,000 $2,864

    2        Baa                                25,000    541       -       -    25,000    541
                                              -------- ------  ------   -----  -------- ------

             Subtotal Investment Grade        $320,000 $3,409  $1,000   $ (4)  $321,000 $3,405
                                              -------- ------  ------   -----  -------- ------

    3        Ba                               $      - $    -  $3,500   $(49)  $  3,500 $ (49)
                                              -------- ------  ------   -----  -------- ------

             Subtotal Below Investment Grade  $      - $    -  $3,500   $(49)  $  3,500 $ (49)
                                              -------- ------  ------   -----  -------- ------
  Total                                       $320,000 $3,409  $4,500   $(53)  $324,500 $3,356
                                              ======== ======  ======   =====  ======== ======

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

11.   DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of the Company's credit derivatives where it has written credit protection, excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                   December 31, 2010       December 31, 2009
                                ----------------------- -----------------------
                                  Notional   Fair Value   Notional   Fair Value
Industry                        ---------- ------------ ---------- ------------
                                                (in thousands)
Corporate Securities:
  Manufacturing                  $ 40,000     $  249     $ 40,000     $  395
  Services                         20,000        101       20,000        130
  Energy                           20,000        220       20,000        290
  Transportation                   25,000        203       30,000        270
  Retail and Wholesale             20,000        189       20,000        248
  Other                           190,000      1,709      190,000      2,076
  First to Default Baskets(1)           -          -        4,500       (53)
                                 --------     ------     --------     ------
Total Credit Derivatives         $315,000     $2,671     $324,500     $3,356
                                 ========     ======     ========     ======

(1) Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay a related party counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $315.0 million notional of credit default swap ("CDS") selling protection at December 31, 2010. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders' Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $7.5 million and $7.0 million at December 31, 2010 and December 31, 2009, respectively.

In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2010 the Company had $35.0 million of outstanding notional amounts reported at fair value as an asset of $3.0 million.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13.

Under fair value measurements, the Company incorporates the market's perceptions of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

12.   CONTINGENT LIABILITIES AND LITIGATION

Contingent Liabilities

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, we may offer customers appropriate remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which we operate. We may be subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

13.RELATED PARTY TRANSACTIONS

In addition to the following related party transactions, the Company has extensive transactions and relationships with PAI and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Since 2003, general and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program sponsored by Prudential Financial.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on earnings and length of service. Other benefits are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $4.8 million, $5.6 million and $6.0 million for the twelve months ended December 31, 2010, 2009, and 2008, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

13.  RELATED PARTY TRANSACTIONS (continued)

Prudential Insurance sponsors voluntary savings plans for the Company's employees ("401(k) plans"). The 401(k) plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the 401(k) plans was $2.4 million, $3.0 and $2.8 million in 2010, 2009, and 2008, respectively.

Affiliated Asset Administration Income

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASISI related to this agreement was $238.2 million, $148.3 million, and $159.6 million, for the years ended December 31 2010, 2009, and 2008, respectively. These revenues are recorded as "Asset administration fees and other income" in the Statements of Operations and Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by Prudential Annuities Information Services and Technology Corporation ("PAIST"), formerly known as American Skandia Information Services and Technology Corporation, an affiliated company. PALAC signed a written service agreement with PAIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated lease expense was $4.1 million, $4.3 million, and $5.2 million, for the years ended December 31, 2010, 2009, and 2008, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense was $3.8 million, $3.9 million, and $4.5 million, for the years ended December 31, 2010, 2009, and 2008, respectively. Assuming that the written service agreement between PALAC and PAIST continues indefinitely, PALAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2010 are as follows (in thousands):

                                           Lease   Sub-Lease
                                         --------- ---------
                    2011                   $ 9,259   $3,581
                    2012                     8,637    2,698
                    2013                     8,175    2,305
                    2014                     6,732    1,144
                    2015                     5,277        -
                    2016 and thereafter     20,668        -
                                         --------- --------
                    Total                  $58,748   $9,728
                                         ========= ========

The Company pays commissions and certain other fees to PAD in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $408.9 million, $722.6 million, and $464.1 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Reinsurance Agreements

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

Effective August 24, 2009, the Company entered into a coinsurance agreement with Pruco Reinsurance, Ltd ("Pruco Re") providing for the 100% reinsurance of its Highest Daily Lifetime 6 Plus ("HD6 Plus") and Spousal Highest Daily Lifetime 6 Plus ("SHD6 Plus") benefit features sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $44.7 million and $513 thousand for the years ended December 31, 2010 and 2009, respectively.

Effective June 30, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 7 Plus ("HD7 Plus") and Spousal Highest Daily Lifetime 7 Plus ("SHD7 Plus") benefit features sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $67.6 million and $20.4 for the years ended December 31, 2010 and 2009, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

13.  RELATED PARTY TRANSACTIONS (continued)

Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Seven ("HD7") and Spousal Highest Daily Lifetime Seven ("SHD7") benefit features sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $36.9 million, $32.9 million and $12.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Guaranteed Return Option Plus ("GRO Plus") benefit feature sold on certain of its annuities. This agreement was amended effective January 1, 2010 to include a form of the GRO Plus benefit feature ("GRO Plus II") on business issued after November 16, 2009. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $3.8 million, $5.5 million and $590 thousand for the years ended December 31, 2010, 2009 and 2008, respectively.

Effective January 28, 2008 the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option ("HD GRO") benefit feature sold on certain of its annuities. This agreement was amended effective January 1, 2010 to include a form of the HD GRO benefit feature ("HD GRO II") on business issued after November 16, 2009. Fees ceded on this agreement, included in "Realized investments (losses) gains. net" on the financial statements, were $5.4 million, $2.4 million and $702 thousand for the years ended December 31, 2010, 2009 and 2008, respectively.

Since 2006, the Company has in place two coinsurance agreements with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five ("HDLT5") benefit feature and its Spousal Lifetime Five ("SLT5") benefit feature. Fees ceded on the HDLT5 agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $14.4 million, $14.8 million and $16.6 million for the years ended December 31, 2010, 2009 and 2008, respectively. Fees ceded on the SLT5 agreement, included in "Realized Investments (losses) gains, net" on the financial statements, were $10.7 million, $9.8 million and $11.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Since 2005, the Company reinsures 100% of the risk on its Lifetime Five ("LT5") benefit feature sold on certain of its annuities through an automatic coninsurance agreement with Pruco Re. Fees ceded under the LT5 agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $35.8 million, $32.9 million and $40.2 million for the years ended December 31, 2010, 2009 and 2008 respectively.

Since 2004, the Company reinsures 100% of the risk on its Guaranteed Minimum Withdrawal Benefit ("GMWB") feature sold on certain of its annuities through an automatic coninsurance agreement with Prudential Insurance. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $2.2 million, $2.2 million and $3.0 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also entered into a 100% coinsurance agreement with Pruco Re providing for the reinsurance of its guaranteed return option ("GRO"). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $5.7 million, $4.8 million and $12.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Debt Agreements

  Short-term and Long-term borrowings

On December 29, 2009, the Company obtained a $600 million loan from Prudential Financial. This loan has an interest rate of 4.49% and matures on December 29, 2014. The total related interest expense to the Company was $27 million for the year ended December 31, 2010 and $150 thousand for the year ended December 31, 2009. The accrued interest payable was $150 thousand as of December 31, 2010 and $150 thousand as of December 31, 2009.

On January 11, 2008, the Company entered into a $350 million long-term loan with Prudential Financial. The original lender under this loan was Prudential Funding, LLC ("Pru Funding"), with an original issue date of 12/31/07 and was transferred to Prudential Financial on January 11, 2008. This loan had an interest rate of 5.26% and a maturity date of January 15, 2013. This loan was subsequently paid off on December 29, 2008 with the proceeds received from a capital contribution from PAI. The total related interest expense to the Company for the year ended December 31, 2008 was $18.3 million.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

13.  RELATED PARTY TRANSACTIONS (continued)

On December 14, 2006, the Company obtained a $300 million loan from Prudential Financial. This loan has an interest rate of 5.18% and matures on December 14, 2011. A partial payment was made to reduce this loan to $179.5 million on December 29, 2008 with the proceeds received from a capital contribution from PAI. On March 27, 2009, a partial payment of $4.5 million was paid to further reduce this loan to $175 million. The total related interest expense to the Company was $9.1 million for the year ended December 31, 2010 and $9.1 million for the year ended December 31, 2009. The accrued interest payable was $428 thousand as of December 31, 2010, and $428 thousand as of December 31, 2009.

On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 5.52% and matured on March 11, 2008. The total related interest expense to the Company was $322 thousand for the year ended December 31, 2008.

On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding, LLC, as the lender. During 2009, the credit facility agreement was increased to $900 million. As of December 31, 2010 and December 31, 2009, $30.1 million and $54.6 million, respectively, was outstanding under this credit facility. Accrued interest payable was $4 thousand and $2 thousand as of December 31, 2010 and 2009, respectively.

Derivative Trades

In its ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

Purchase/sale of fixed maturities and commercial loans from/to an affiliate

During 2010, the Company sold fixed maturity securities to affiliated companies in various transactions. These securities were recorded at an amortized cost of $818.8 million and a fair value of $913.2 million. The net difference between historic amortized cost and the fair value was $94.8 million and was recorded as a realized investment gain on the Company's financial statements.

In September 2009, the Company sold fixed maturities securities to an affiliated company, Prudential Insurance. These securities were recorded at an amortized cost of $294.5 million and a fair value of $294.2 million. The net difference between historic amortized cost and the fair value was $0.3 million and was recorded as a capital distribution on the Company's financial statements.

In July 2009, the Company purchased commercial loans from an affiliated company, Prudential Insurance. These securities were recorded at an amortized cost of $27.4 million and a fair value of $27.4 million. No adjustment was necessary to the Company's financial statements as the amortized cost and fair value were equal.

In June 2009, the Company purchased fixed maturities securities from an affiliated company, Prudential Insurance. These securities were recorded at an amortized cost of $662.0 million and a fair value of $680.4 million. The net difference between historic amortized cost and the fair value was $18.4 million and was recorded as a capital distribution on the Company's financial statements.

In June 2009, the Company sold commercial mortgage to an affiliated company, Prudential Insurance. These securities were recorded at an amortized cost of $71.9 million and a fair value of $67.4 million. The net difference between historic amortized cost and the fair value was $4.5 million and was recorded as a capital distribution on the Company's financial statements.

During 2008, the Company purchased fixed maturities securities from an affiliated company, Prudential Insurance. These securities were recorded at an amortized cost of $1,190 million and a fair value of $1,124 million. The net difference between historic amortized cost and the fair value was $66 million and was recorded as a capital contribution on the Company's financial statements.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

14.  LEASES

The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the years ended December 31, 2010, 2009, and 2008, was $4.0 million, $3.9 million, and $3.5 million, respectively. Sub-lease rental income was $1.9 million, $1.5 million, and $1.2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2010 are as follows (in thousands):

                                          Lease   Sub-Lease
                                         -------- ---------
                    2011                   $3,483   $1,337
                    2012                        -        -
                    2013                        -        -
                    2014                        -        -
                    2015                        -        -
                    2016 and thereafter         -        -
                                         -------- --------
                    Total                  $3,483   $1,337
                                         ======== ========

15.  CONTRACT WITHDRAWAL PROVISIONS

Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contractholders at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

16.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2010 and 2009 are summarized in the table below:

                                                                                            Three months ended
                                                                            --------------------------------------------------
                                                                             March 31    June 30    September 30   December 31
                                                                            --------------------------------------------------
                                                                                              (in thousands)
2010
----
Total revenues                                                                $352,362   $419,159    $351,875      $450,629
Total benefits and expenses                                                    324,969    738,557       3,504      (38,287)
Income (loss) from operations before income taxes and cumulative effect of
 accounting change                                                              27,393  (319,398)     348,371       488,916
Net income (loss)                                                              $32,046 $(191,643)    $234,593      $346,585

                                                                                            Three months ended
                                                                            --------------------------------------------------
                                                                             March 31    June 30    September 30   December 31
                                                                            --------------------------------------------------
                                                                                              (in thousands)
2009
----
Total revenues                                                                $303,512   $275,715    $225,873      $330,456
Total benefits and expenses                                                    948,237  (143,073)     151,640       146,635
Income (loss) from operations before income taxes and cumulative effect of
 accounting change                                                           (644,725)    418,788      74,233       183,821
Net income (loss)                                                           $(382,942)   $248,881     $79,158      $138,461

                                    PART C

                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits:

(a) (1) Financial Statements of the Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B (Registrant) consisting of the Statement of Net Assets as of December 31, 2010; the Statement of Operations for the period ended December 31, 2010; the Statement of Changes in Net Assets for the periods ended December 31, 2010 and December 31, 2009, and Notes relating thereto appear in the Statement of Additional Information. (Part B of the Registration Statement).

(2) Financial Statements of Prudential Annuities Life Assurance Corporation (Depositor) consisting of the Statements of Financial Position as of December 31, 2010 and 2009; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2010, 2009 and 2008; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2) Not applicable. Prudential Annuities Life Assurance Corporation maintains custody of all assets.

(3) (a) Revised Principal Underwriting Agreement between Prudential Annuities Life Assurance Corporation and Prudential Annuities Distributors, Inc, filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 21, 2006.

     (b) Form of Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 17, 2008.

(4) (a) Copy of the form of the Annuity filed via EDGAR in Pre-Effective No. 1 to this Registration Statement 333-08853, filed December 20, 1996.

     (b) Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement
         No. 33-87010, filed April 26, 1999.

     (c) Copy of Performance-related Benefits and First Year Credits Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

     (d) Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.

     (e) Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement
         No. 333-96577, filed August 6, 2003.

     (f) Copy of Guaranteed Minimum Income Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement
         No. 333-96577, filed August 6, 2003.

     (g) Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement
         No. 333-96577, filed August 6, 2003.

     (h) Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577, filed April 20, 2004.

     (i) Copy of Rider for Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement
         No. 333-96577, filed November 16, 2004.

     (j) Copy of Rider for Highest Daily Value Benefit filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement
         No. 333-96577, filed November 16, 2004.

     (k) Copy of Rider for Spousal Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 10 to Registration Statement
         No. 333-96577, filed November 16, 2005.

     (l) Copy of Rider for Highest Daily Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 16 to Registration Statement No, 333-71654, filed October 6, 2006.

     (m) Copy of Form of rider for Highest Daily Lifetime Five with Optional Legacy Protection plus filed via EDGAR with Post-Effective Amendment No. 21 Registration Statement No. 333-96577, filed August 3, 2007.

     (n) Copy of Form of rider for Lifetime Five with Optional Legacy Protection Plus filed via EDGAR with Post-Effective Amendment No. 21 to Registration Statement No. 333-96577, filed August 3, 2007.

     (o) Copy of Form of rider for Joint Lifetime Five filed via EDGAR with Post-Effective Amendment No. 21 to Registration Statement
         No. 333-96577, filed August 3, 2007.

     (p) Copy of Form of rider for Guaranteed Return Option Plus 2008 filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007.

     (q) Copy of Form of rider for Highest Daily Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007.

     (r) Copy of rider for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement
         No. 333-96577, filed December 18, 2007.

     (s) Form of rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

     (t) Form of rider for Highest Daily Lifetime Seven with Beneficiary Income Option filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

     (u) Highest Daily Lifetime 7 Plus Benefit Rider (RID-HD7 (2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (v) Highest Daily Lifetime 7 Plus Schedule Supplement (SCH-HD7(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (w) Highest Daily Lifetime Seven Benefit Schedule Supplement
         (SCH-HD7(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (x) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (RID-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (y) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (SCH-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (z) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (RID-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (aa)Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (SCH-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (ab)Highest Daily Lifetime Seven with Beneficiary Income option Schedule supplement (SCH-HD7-DB(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (ac)Highest Daily Lifetime Seven with Lifetime Income Accelerator Schedule supplement (SCH-HD7-LIA(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (ad)Schedule supplement Highest Daily Lifetime Five Benefit
         (SCH-HDLT5(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (ae)Beneficiary Annuity Endorsement (END-BENE(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (af)Beneficiary IRA Endorsement (END-IRABEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (ag)Beneficiary Roth IRA Endorsement (END-ROTHBEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

     (ah)Highest Daily Lifetime 6 Plus Rider (RID-HD6-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

     (ai)Highest Daily Lifetime 6 Plus schedule (SCH-HD6-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

     (aj)Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

     (ak)Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule
         (SCH-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

     (al)GRO II Benefit rider (RID-GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

     (am)GRO II Benefit schedule (SCH-GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

     (an)Highest Daily GRO II Benefit rider (RID-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

     (ao)Highest Daily GRO II Benefit SCHEDULE (SCH-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

     (ap)Highest Daily GRO CAP Benefit SCHEDULE (SCH-HDGROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

     (aq)GRO Plus 2008 Benefit SCHEDULE (SCH-GROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

     (ar)HDGRO (SCH-HDGRO-11-09/8-10) filed via EDGAR with Post-Effective Amendment No.46 to Registration Statement No. 333-96577, filed July 1, 2010.

     (as)HD GRO 90%Cap (SCH-HDGROCAP-11-09/8-10) filed via EDGAR with Post-Effective Amendment No.46 to Registration Statement No.333-96577, filed July 1, 2010.

(5) A copy of the application form used with the Annuity provided in response to (4) above (previously filed in Pre-Effective Amendment
         No. 1 to Registration Statement No. 33-56770, filed November 9, 1993). FILED VIA EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-08853, filed April 27, 1998.

(6) (a) Copy of the certificate of incorporation of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement
         No. 33-44203, filed March 14, 2008.

     (b) Copy of the amended and restated By-Laws of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement
         No. 33-44203, filed March 14, 2008.

(7)      Forms of Annuity Reinsurance Agreements between Depositor and:

     (a) Pruco Reinsurance Ltd. for GRO benefit filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577.

     (b) The Prudential Insurance Company of America for GMWB filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement
         No. 333-96577.

     (c) The Prudential Insurance Company of America for Lifetime Five Withdrawal Benefit filed via EDGAR with Post-Effective Amendment
         No. 14 to Registration Statement No. 333-96577. filed April 21, 2006.

     (d) Pruco Reinsurance Ltd for Lifetime Five Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577, filed April 21, 2006.

     (e) Pruco Reinsurance Ltd. for Spousal Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577, filed April 21, 2006.

     (f) Pruco Reinsurance Ltd. for Highest Daily Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

     (g) Pruco Reinsurance Ltd for GRO Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement
         No. 333-96577 filed April 19, 2010.

     (h) Pruco Reinsurance Ltd for GRO Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement
         No. 333-96577 filed April 19, 2010.

     (i) Pruco Reinsurance Ltd for Lifetime Five Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

     (j) Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

     (k) Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

     (l) Pruco Reinsurance Ltd for GRO Plus filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed
         April 19, 2010.

     (m) Pruco Reinsurance Ltd for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement
         No. 333-96577 filed April 19, 2010.

     (n) Pruco Reinsurance Ltd for Highest Daily GRO filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement
         No. 333-96577 filed April 19, 2010.

     (o) Pruco Reinsurance Ltd for Highest Daily Lifetime 7 Plus filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

     (p) Pruco Reinsurance Ltd for Highest Daily Lifetime 6 Plus filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(8)      Forms of Agreements between Depositor and:

     (a) Advanced Series Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

     (b) Rydex Variable Trust filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

     (c) First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed
         April 26, 2000.

     (d) Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed
         April 26, 2000.

     (e) INVESCO Variable Investment Funds, Inc. filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

     (f) ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

     (g) Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

     (h) Revised Nationwide Variable Insurance Trust filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement
         No. 333-96577, filed April 20, 2007.

     (i) A I M Variable Insurance Funds filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577 filed April 18, 2005.

     (j) ProFunds VP Amendment No 2 filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, April 20, 2007.

     (k) Sample Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, April 20, 2007.

     (l) Form of Notice re change of Depositor name to Prudential Annuities Life Assurance Corporation filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

     (m) Franklin Templeton Variable Insurance Products Trust filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement
         No. 333-96577.

(9) Opinion and Consent of Counsel filed via EDGAR with Post-Effective Amendment 5 to this Registration Statement, filed April 20, 2004.

(10) Written Consent of Independent Registered Public Accounting Firm, FILED HEREWITH.

(11)        Not applicable.

(12)        Not applicable.

(13) Calculation of Performance Information for Advertisement of Performance filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(14)        Financial Data Schedule

(99.1) (a)  Powers of Attorney for Director Bernard J. Jacob filed with Initial
            Registration Statement No. 333-117052 filed July 1, 2004.

       (b) Power of Attorney for Stephen Pelletier filed with Post-Effective Amendment No. 38 to Registration Statement No. 333-08853 filed on October 31, 2008.

       (c) Powers of Attorney for Directors Thomas J. Diemer, Richard F. Vaccaro, Robert M. Falzon, Daniel O. Kane and George M. Gannon filed with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 on April 19, 2010.

Item 25. Directors and Officers of the Depositor (engaged directly or indirectly in Registrant's variable annuity business):

As of the date this Post-Effective Amendment was filed, the Directors and Officers of the Depositor are:

   Name and Principal Business
   Address                            Position and Offices with Depositor
   ---------------------------        --------------------------------------
   Timothy S. Cronin                  Senior Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   Name and Principal Business
   Address                            Position and Offices with Depositor
   ---------------------------        --------------------------------------

   Thomas J. Diemer                   Director, Chief Financial Officer and
   213 Washington St                  Executive Vice President
   Newark, New Jersey 07102-2992

   Patricia L. Kelly                  Vice President and Chief Compliance
   One Corporate Drive                Officer
   Shelton, Connecticut 06484-6208

   Joseph D. Emanuel                  Senior Vice President, Chief Legal
   One Corporate Drive                Officer and Corporate Secretary
   Shelton, Connecticut 06484-6208

   Robert M. Falzon                   Director and Treasurer
   751 Broad Street
   Newark, New Jersey 07102-3714

   Bruce Ferris                       Executive Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   George M. Gannon                   Senior Vice President and Director
   751 Broad Street
   Newark, New Jersey 07102-3714

  Name and Principal Business Address   Position and Offices with Depositor
  -----------------------------------   -------------------------------------
  Jacob Herschler                       Senior Vice President
  One Corporate Drive
  Shelton, Connecticut 06484-6208

  Bernard J. Jacob                      Director
  213 Washington Street
  Newark, New Jersey 07102-2917

  Daniel O. Kane                        Senior Vice President, Chief Actuary
  213 Washington Street                 and Director
  Newark, New Jersey 07102-2992

  Steven P. Marenakos                   Senior Vice President
  One Corporate Drive
  Shelton, Connecticut 06484-6208

  Robert O'Donnell                      Senior Vice President
  One Corporate Drive,
  Shelton, Connecticut 06484-6208

  Name and Principal Business Address   Position and Offices with Depositor
  -----------------------------------   -------------------------------------
  Stephen Pelletier                     President, Chief Executive
  One Corporate Drive                   Officer and Director
  Shelton, CT 06484-6208

  Yvonne Rocco                          Senior Vice President
  213 Washington Street
  Newark, New Jersey 07102-2992

  Charles C. Sprague                    Vice President, Corporate Counsel
  751 Broad Street
  Newark, New Jersey 07102-3714

  Richard F. Vaccaro                    Director
  2 Gateway Center
  Newark, New Jersey 07102-5005

Item 26. Persons Controlled by or Under Common Control with the Depositor or
Registrant: The Registrant separate account may be deemed to be under common control(or where indicated, identical to) the following registered separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed in February, 2011, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

Item 27. Number of Contract Owners: As of February 28, 2011 there were 3,953 owners of Annuities.

Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of Prudential Annuities Life Assurance Corporation ("PALAC") also provide directors and officers with rights of indemnification, consistent with Connecticut law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of PALAC and PAD can also be indemnified pursuant to indemnity agreements between each director and officer and Prudential Annuities, Inc., a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of PALAC and PAD are covered under a directors and officers liability insurance policy. Such policy will reimburse PALAC or PAD, as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of PALAC or PAD, as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters:

(a) Prudential Annuities Distributors, Inc. ("PAD"), a subsidiary of Prudential Annuities, Inc., serves as distributor and principal underwriter for annuities and life insurance policies issued by Prudential Annuities Life Assurance Corporation. PAD also serves as distributor and principal underwriter for Advanced Series Trust and Strategic Partners Mutual Funds, Inc.

(b) Directors and officers of PAD

   As of the date this Post-Effective Amendment was filed, the Directors and
                             Officers of PAD are:

                                       POSITIONS AND OFFICES        POSITIONS AND OFFICES
NAME                                      WITH UNDERWRITER            WITH REGISTRANT
----                              --------------------------------- ---------------------

Michael Bohm                      Treasurer                                 None
751 Broad Street
Newark, New Jersey 07102-3714

Timothy S. Cronin                 Senior Vice President                     None
One Corporate Drive
Shelton, Connecticut 06484

Thomas J. Diemer                  Senior Vice President and                 None
213 Washinton St                  Director
Newark, New Jersey 07102-2992

Yolanda M. Doganay                Chief Financial Officer and               None
213 Washington Street             Controller
Newark, New Jersey 07102-2917

Joseph D. Emanuel                 Senior Vice President, Secretary          None
One Corporate Drive               and Chief Legal Officer
Shelton, Connecticut 06484

Bruce Ferris                      Executive Vice President and              None
One Corporate Drive               Director
Shelton, Connecticut 06484

George M. Gannon                  President, Chief Executive                None
2101 Welsh Road                   Officer, Director and Chief
Dresher, Pennsylvania 19025-5001  Operations Officer

Jacob M. Herschler                Senior Vice President and                 None
One Corporate Drive               Director
Shelton, Connecticut 06484

Steven P. Marenakos               Senior Vice President and                 None
One Corporate Drive               Director
Shelton, Connecticut 06484

Robert F. O'Donnell               Senior Vice President and                 None
One Corporate Drive               Director
Shelton, Connecticut 06484

Yvonne Rocco                      Senior Vice President                     None
213 Washington Street
Newark, New Jersey 07102-2992

Timothy Seifert                   Senior Vice President                     None
One Corporate Drive
Shelton, Connecticut 06484-6208

Steven B. Toss                    Vice President and Chief                  None
One Corporate Drive               Compliance Officer
Shelton, Connecticut 06484

(c) Commissions received by PAD during last fiscal year with respect to annuities sold by PALAC.

                                    Net Underwriting Discounts          Compensation on  Brokerage
Name of Principal Underwriter       and Commissions                       Redemption    Commissions Compensation
-----------------------------       ----------------------------------  --------------- ----------- ------------
Prudential Annuities Distributors,                                            $ -           $ -         $ -
  Inc.*............................            $432,929,019                    0-            0-          0-

* PAD did not retain any of these commissions.

Item 30. Location of Accounts and Records: Accounts and records are maintained by PALAC at its principal office in Shelton, Connecticut, and its office in Fort Washington, Pennsylvania.

Item 31. Management Services: None

Item 32. Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) Prudential Annuities Life Assurance Corporation ("Depositor") hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses incurred and the risks assumed by Prudential Annuities Life Assurance Corporation.

(e) With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Shelton and the State of Connecticut on this 21st day of April 2011.

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

                                  Registrant

              By: Prudential Annuities Life Assurance Corporation
                                  (Depositor)


By  /s/ Stephen Pelletier
    ----------------------------
    Stephen Pelletier, President

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   Depositor


By  /s/ Stephen Pelletier
    ----------------------------
    Stephen Pelletier, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                    Title                                                   Date
---------                                    -----                           -                       ----
                                 (Principal Executive Officer)
Stephen Pelletier*           Chief Executive Officer and President                              April 21, 2011
-----------------
Stephen Pelletier

                                (Principal Financial Officer and
                                 Principal Accounting Officer)
Thomas J. Diemer*     Executive Vice President and Chief Financial Officer
-----------------
Thomas J. Diemer

                                      (Board of Directors)
Thomas J. Diemer*                                                            George M. Gannon*
-----------------                                                            -----------------
Thomas J. Diemer                                                             George M. Gannon

Stephen Pelletier*                                                           Daniel O. Kane*
-----------------                                                            -----------------
Stephen Pelletier                                                            Daniel O. Kane

Richard F. Vaccaro*
-----------------
Richard F. Vaccaro

Robert M. Falzon*
-----------------
Robert M. Falzon

Bernard J. Jacob*
-----------------
Bernard J. Jacob

By:/s/ C. Christopher Sprague
-------------------------------
C. Christopher Sprague

* Executed by C. Christopher Sprague on behalf of those indicated pursuant to Power of Attorney

                                   EXHIBITS


   No. 10 Written Consent of Independent Registered Public Accounting Firm.